UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund:	BlackRock Funds

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:	Donald C. Burke, Chief Executive Officer, BlackRock Funds, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2007

Date of reporting period: 10/01/2006 – 09/30/2007

Item 1 –	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Equity Portfolios

ANNUAL REPORT  |  SEPTEMBER 30, 2007

Capital Appreciation

Mid-Cap Value Equity

Mid-Cap Growth Equity

Aurora

Small/Mid-Cap Growth Equity

Small Cap Value Equity

Small Cap Core Equity

Small Cap Growth Equity

Global Science & Technology Opportunities

Global Resources

All-Cap Global Resources

Health Sciences Opportunities

U.S. Opportunities

Global Opportunities

International Opportunities

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

Table of Contents

A Letter to Shareholders	1
Annual Report:
Portfolio Summaries
Capital Appreciation (formerly Legacy)	2-3
Mid-Cap Value Equity	4-5
Mid-Cap Growth Equity	6-7
Aurora	8-9
Small/Mid-Cap Growth Equity	10-11
Small Cap Value Equity	12-13
Small Cap Core Equity	14-15
Small Cap Growth Equity	16-17
Global Science & Technology Opportunities	18-19
Global Resources	20-21
All-Cap Global Resources	22-23
Health Sciences Opportunities	24-25
U.S. Opportunities	26-27
Global Opportunities	28-29
International Opportunities	30-31
About Portfolios’ Performance	32-33
Disclosure of Expenses	34
Financial Statements
Schedules of Investments	35-72
Key to Investment Abbreviations	73
Statements of Assets and Liabilities	74-79
Statements of Operations	80-82
Statements of Changes in Net Assets	84-89
Financial Highlights	90-127
Notes to Financial Statements	128-151
Report of Independent Registered Public Accounting Firm	152
Fund Management	153-156
Additional Information	157-158

A Letter to Shareholders

Dear Shareholder

The September reporting period took financial markets on a wild ride. While subprime mortgage woes dominated headlines for much of 2007, troubles intensified in the final months of the period, spawning a widespread “credit crunch” that crept into other areas of the market.

The U.S. Federal Reserve Board (“Fed”) and other countries’ central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate, the rate banks pay to borrow money directly from the Fed, from 6.25% to 5.25% in two moves in August and September. The central bankers also cut the more widely followed Federal Funds target rate, which had remained unchanged at 5.25% for over a year, to 4.75% in September. After a tumultuous summer, the dust began to settle toward period-end amid speculation that the worst of the credit crunch had passed.

Although heightened volatility and a weakening U.S. economy have been recurring themes throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. However, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy and troubled housing market.

In fixed income markets, mixed economic signals and the credit market debacle resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.59% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets managed to post positive results for the 12-month period ended September 30, 2007:

Total Returns as of September 30, 2007	12-month
U.S. equities (Standard & Poor’s 500 Index)	+16.44%
Small cap U.S. equities (Russell 2000 Index)	+12.34%
International equities (MSCI Europe, Australasia, Far East Index)	+24.86%
Fixed income (Lehman Brothers U.S. Aggregate Index)	+ 5.14%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+ 3.10%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+ 7.62%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view “What’s Ahead in 2007: Third Quarter Update” and “Are You Prepared for Volatility?” at www.blackrock.com/funds.

We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

1

Portfolio Summary	Capital Appreciation Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Capital Appreciation Portfolio, formerly BlackRock Legacy Portfolio, outperformed the Russell 1000 Growth Index.

What factors influenced performance?

•

Stock selection was the primary driver of Portfolio performance for the fiscal year. Selection decisions in the consumer discretionary, information technology and materials sectors had the largest positive influence on comparative performance.

•

Selection gains were greatest in the consumer discretionary sector, as our holdings significantly outperformed consumer discretionary names in the benchmark. Positions in the hotels, restaurants & leisure industry fueled gains. In particular, the stocks of casino operator Las Vegas Sands Corp. and hotel operator Hilton Hotels Corp. both appreciated meaningfully during the 12-month period.

•

Strength in the software and computers & peripherals groups drove Portfolio performance in the information technology sector. Salesforce.com, Inc. added value among software names, and our position in Apple was a notable contributor in the computers & peripherals area.

•

Strong stock picking also led to favorable results in the materials sector. The top individual contributor during the period came from this group. Our long-time position in agricultural biotechnology firm Monsanto Co. produced healthy gains. The company continues to benefit from sales of its genetically modified corn seed.

•

While the Portfolio was able to generate positive returns in the consumer staples and healthcare sectors, stock selection hampered comparative performance in these groups. Within consumer staples, we saw weakness in the food & retailing area, while select biotechnology and pharmaceuticals companies hindered results in healthcare. At the company level, overweights in drugstore operator CVS Caremark Corp. and household products maker Procter & Gamble Co. impaired returns in consumer staples. Positions in Genzyme, AstraZeneca and Allergan, Inc. detracted from returns in healthcare.

Describe recent Portfolio activity.

•

The Portfolio’s sector weights shifted as a result of market movements and individual buy/sell decisions during the period. Most notably, we moved from an overweight to an underweight position in energy by eliminating two positions and decreasing others.

•

Our bottom-up approach also led to a decrease in overall exposure to the financials sector. Other notable activity occurred in the technology sector, where we moved to a neutral weighting versus the benchmark by increasing our exposure to communications equipment.

•

The Portfolio continues to emphasize several of the larger, more mature companies in our investment universe for their steady earnings growth. Based on our fundamental research, we moved into a number of these companies in early 2007.

Describe Portfolio positioning at period-end.

•

As of September 30, 2007, the Portfolio’s most meaningful overweights were in the telecommunication services and industrials sectors, while the most significant underweights were in the energy and consumer discretionary sectors.

Total Return Based on a $10,000 Investment

2	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Capital Appreciation Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		From Inception
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+22.13%	—	+14.43%	—	+6.35%	—
Investor A	+21.44%	+15.07%	+14.03%	+12.81%	+5.95%	+5.37%
Investor B	+20.50%	+16.00%	+13.18%	+12.93%	+5.24%	+5.24%
Investor C	+20.71%	+19.71%	+13.23%	+13.23%	+5.20%	+5.20%
Russell 1000® Growth Index	+19.35%	—	+13.84%	—	+4.01%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Institutional Shares, 12/31/97; Investor A Shares, 12/31/97; Investor C Shares, 12/31/97; and Investor B Shares, 1/1/99. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,152.50	$3.78	$1,000.00	$1,021.45	$3.55
Investor A	$1,000.00	$1,149.20	$6.68	$1,000.00	$1,018.71	$6.29
Investor B	$1,000.00	$1,145.10	$11.02	$1,000.00	$1,014.59	$10.41
Investor C	$1,000.00	$1,146.30	$10.01	$1,000.00	$1,015.56	$9.44

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.70%, 1.24%, 2.05% and 1.86% for the Institutional, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
General Electric Co.	4.4%
Google, Inc. - Class A	4.4
Cisco Systems, Inc.	4.2
Monsanto Co.	3.6
The Coca-Cola Co.	3.3
Apple Computer, Inc.	3.3
Adobe Systems, Inc.	2.9
Honeywell International, Inc.	2.6
NII Holdings, Inc.	2.6
Abbott Laboratories	2.6

Top Ten Industries (% of long-term investments)
Computer Software & Services	13.3%
Manufacturing	12.8
Computer & Office Equipment	8.4
Retail Merchandising	8.0
Telecommunications	7.7
Pharmaceuticals	7.6
Finance	4.3
Food & Agriculture	3.6
Beverages & Bottling	3.3
Semiconductors & Related Devices	3.2

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	3

Portfolio Summary	Mid-Cap Value Equity Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Portfolio outperformed its benchmark, the Russell Midcap Value Index.

What factors influenced performance?

•

Portfolio outperformance of the benchmark was due to positive stock selection across a variety of sectors, as well as asset allocation and stock selection in financials. These factors more than offset the modest underperformance in the industrials sector.

•	Public Service Enterprise Group, Inc., NRG Energy, Inc. and Equitable Resources, Inc. were the strongest performers in utilities.

•

Stock selection in information technology, particularly in the IT services, semiconductors and electronic equipment subsectors, further aided returns. Some of the strongest individual holdings included Hewitt Associates, Inc. and Intersil Corp.

•	Materials also drove favorable comparisons, especially containers & packaging company Owens-Illinois, Inc. and chemicals concern Celanese Corp.

•

Favorable results in both the consumer discretionary and consumer staples sectors were attributable to stock selection. In the consumer discretionary sector, hotels, restaurant & leisure, media and auto components manufacturers were the strongest-contributing subsectors, led by Hilton Hotels Corp., Dow Jones & Co., Inc. and Cooper Tire & Rubber Co. In the consumer staples sector, tobacco company Carolina Group and food & staples retailer SUPERVALU, Inc. added the most value.

•

A general underweight in financials, particularly in the real estate investment trust (REIT) and commercial banks subsectors, also was beneficial for the Portfolio. Favorable stock selection among REITs, capital markets names and commercial banks also aided performance.

•

In contrast, industrials was the only sector in which the Portfolio underperformed the Russell Midcap Value Index for the past year. On a relative basis, modest weakness in the sector stemmed from the Portfolio’s holdings in machinery, electrical equipment and construction & engineering.

Describe recent Portfolio activity.

•

During the 12-month period, we added to the Portfolio’s consumer discretionary exposure primarily through specialty retail, automobiles and apparel names. Healthcare holdings were also increased, with a focus on equipment & supply manufacturers and healthcare providers. We also increased positions in the consumer staples sector, particularly among the food products, beverages and food & staples retailing subsectors.

•	In contrast, we reduced the Portfolio’s weighting in energy and decreased exposure to utilities and materials by reducing our gas utilities and construction materials holdings.

Describe Portfolio positioning at period-end.

•

At period-end, the most notable sector positioning relative to the benchmark included overweights in the healthcare, consumer staples, consumer discretionary, industrials and information technology sectors.

•	Portfolio underweights were in financials, materials and telecommunication services.

Total Return Based on a $10,000 Investment

4	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Mid-Cap Value Equity Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+19.35%	—	+20.73%	—	+11.61%	—
Service	+19.10%	—	+20.38%	—	+11.30%	—
Investor A	+19.02%	+12.78%	+20.38%	+19.09%	+11.30%	+10.70%
Investor B	+18.18%	+13.68%	+19.52%	+19.32%	+10.54%	+10.54%
Investor C	+18.16%	+17.16%	+19.52%	+19.52%	+10.50%	+10.50%
Russell Midcap® Value Index	+13.75%	—	+21.02%	—	+11.31%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Investor A Shares, 8/25/86; Institutional Shares, 6/1/93; Investor C Shares, 6/1/93; Investor B Shares, 1/1/99; and Service Shares, 1/28/05. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,033.90	$4.79	$1,000.00	$1,020.23	$4.77
Service	$1,000.00	$1,032.90	$5.86	$1,000.00	$1,019.16	$5.84
Investor A	$1,000.00	$1,032.40	$6.37	$1,000.00	$1,018.65	$6.35
Investor B	$1,000.00	$1,028.70	$10.17	$1,000.00	$1,014.85	$10.15
Investor C	$1,000.00	$1,027.90	$10.17	$1,000.00	$1,014.85	$10.15

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.94%, 1.15%, 1.25%, 2.00% and 2.00% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
Entergy Corp.	1.7%
Edison International	1.6
Safeway, Inc.	1.6
Office Depot, Inc.	1.5
Wintrust Financial Corp.	1.5
The Brink’s Co.	1.5
Tech Data Corp.	1.5
People’s United Financial, Inc.	1.5
Public Service Enterprise Group, Inc.	1.5
PPL Corp.	1.5

Top Ten Industries (% of long-term investments)
Energy & Utilities	12.3%
Retail Merchandising	9.5
Banks	7.9
Insurance	6.1
Manufacturing	5.3
Oil & Gas	4.9
Finance	4.3
Real Estate	4.3
Medical & Medical Services	4.2
Business Services	4.1

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	5

Portfolio Summary	Mid-Cap Growth Equity Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Portfolio outperformed the benchmark Russell Midcap Growth Index.

•

Mid-cap stocks were the market’s strongest performers over the 12-month period, outperforming both their large and small-cap counterparts. Within the mid-cap universe, growth outperformed value by a significant margin.

What factors influenced performance?

•

Positive stock selection in consumer discretionary, information technology, materials and industrials, and favorable overall sector allocation, including an overweight in energy, contributed to the outperformance versus the benchmark.

•

The Portfolio’s significant underweight positions in financials and consumer staples also benefited performance relative to the benchmark, as these were the weakest-performing sectors during the period.

•

Within the consumer discretionary sector, Portfolio performance benefited from its holdings in specialty retail (particularly GameStop Corp., which recorded the highest absolute return in the Portfolio for the year, and Dick’s Sporting Goods, Inc.) and the hotels, restaurants and leisure industry (Hilton Hotels Corp. and Orient-Express Hotels Ltd.).

•

Our holdings in the communications equipment industry segment of the information technology sector (Juniper Networks, Inc. and Polycom, Inc.) contributed to the Portfolio’s outperformance for the period. Portfolio returns also benefited from our positions in IT services as we realized gains after both Alliance Data Systems and Ceridian Corp. were sold at premiums to private equity buyers.

•

The materials sector experienced the greatest returns during the year as global expansion and industrialization led to climbing commodity prices. The Portfolio’s holdings in Century Aluminum Co. and Celanese Corp., a chemical producer, contributed positively to performance.

•

While the Portfolio’s overweight allocation to the energy sector enhanced performance relative to the benchmark, poor stock selection (most notably Massey Energy Co. and BJ Services Co.) detracted from returns.

Describe recent Portfolio activity.

•	During the period, we reduced the Portfolio’s exposure to the information technology sector. We liquidated our positions in Freescale Semiconductor, Inc., Ceridian Corp. and CACI International, Inc.

•

The Portfolio’s overweight in healthcare increased following the rebalancing of the benchmark Russell Midcap Growth Index and our addition of positions in Pediatrix Medical Group, Inc., Medicis Pharmaceutical Corp. and Hologic, Inc.

Describe Portfolio positioning at period-end.

•	At September 30, 2007, the Portfolio’s largest overweight relative to the benchmark was in the healthcare sector. The Portfolio had no exposure to the utilities and consumer staples sectors.

Total Return on a $10,000 Investment

6	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Mid-Cap Growth Equity Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+26.08%	—	+17.64%	—	+9.11%	—
Service	+25.80%	—	+17.31%	—	+8.79%	—
Investor A	+25.50%	+18.96%	+17.12%	+15.86%	+8.60%	+8.02%
Investor B	+24.53%	+20.03%	+16.24%	+16.02%	+7.96%	+7.96%
Investor C	+24.53%	+23.53%	+16.24%	+16.24%	+7.80%	+7.80%
Class R	+25.33%	—	+17.03%	—	+8.54%	—
Russell Midcap® Growth Index	+21.22%	—	+20.39%	—	+7.47%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Institutional Shares, 12/27/96; Service Shares, 12/27/96; Investor A Shares, 12/27/96; Investor B Shares, 12/27/96; Investor C Shares, 12/27/96; and R Shares, 10/02/06. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,135.50	$5.67	$1,000.00	$1,019.62	$5.38
Service	$1,000.00	$1,136.30	$4.98	$1,000.00	$1,020.28	$4.72
Investor A	$1,000.00	$1,132.70	$8.34	$1,000.00	$1,017.08	$7.92
Investor B	$1,000.00	$1,128.60	$11.63	$1,000.00	$1,013.93	$11.07
Investor C	$1,000.00	$1,128.60	$12.17	$1,000.00	$1,013.43	$11.57
Class R	$1,000.00	$1,132.70	$8.50	$1,000.00	$1,016.93	$8.07

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.06%, 0.93%, 1.56%, 2.18%, 2.28% and 1.59% for the Institutional, Service, Investor A, Investor B, Investor C and R share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
Thermo Electron Corp.	2.9%
GameStop Corp.	2.7
Harris Corp.	2.7
Oshkosh Truck Corp.	2.6
Medco Health Solutions, Inc.	2.3
Pediatrix Medical Group, Inc.	2.2
CME Group, Inc.	2.2
Ametek, Inc.	2.1
Adobe Systems, Inc.	2.0
Juniper Networks, Inc.	1.9

Top Ten Industries (% of long-term investments)
Computer Software & Services	14.2%
Oil & Gas	8.2
Retail Merchandising	7.9
Medical & Medical Services	6.4
Telecommunications	6.2
Pharmaceuticals	5.2
Entertainment & Leisure	5.2
Electronics	4.9
Finance	4.9
Metal & Mining	3.8

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	7

Portfolio Summary	Aurora Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Portfolio outperformed its benchmark, the Russell 2500 Value Index.

What factors influenced performance?

•

The primary drivers of the Portfolio’s strong performance were solid stock selection and allocation decisions within the financials, consumer discretionary, energy and consumer staples sectors. These factors more than offset negative stock selection in the information technology and materials sectors.

•

In financials, a general underweight, particularly in the thrift and mortgage finance and real estate investment trust (REIT) subsectors, and favorable stock selection among REITs, added value to the Portfolio. Individual holding Boardwalk Real Estate Investment Trust was a notable contributor.

•

Within the consumer discretionary sector, favorable results were due primarily to an overweight and stock selection in household durables and stock selection among Internet retailers and hotels, resorts & casinos. Jarden Corp., priceline.com, Inc., Orient-Express Hotels Ltd. and Penn National Gaming, Inc. were the Portfolio’s strongest performers within the sector.

•

A modest overweight and stock selection in the energy sector also added value, especially equipment & service providers Cameron International Corp. and FMC Technologies, Inc. and exploration & production firm Southwestern Energy Co.

•

Finally, in consumer staples, an overweight and stock selection among food & staples retailers and select food products producers benefited Portfolio performance. Individual holdings SUPERVALU, Inc., BJ’s Wholesale Club, Inc., Pilgrim’s Pride Corp. and Hain Celestial Group, Inc. were the most notable contributors.

•

Conversely, the information technology sector was an area of weakness over the 12-month period. Software names Amdocs Ltd. and Sybase, Inc. and communications equipment companies Polycom, Inc. and Ciena Corp. were the primary detractors.

•

Other factors hampering relative performance included stock selection in materials, particularly in the metals & mining subsector, which was up 71% in the benchmark, and the Portfolio’s underweight to chemicals producers.

Describe recent Portfolio activity.

•

During the 12-month period, we increased the Portfolio’s industrials exposure, particularly in the construction & engineering and aerospace & defense subsectors. We also added to holdings in materials, most notably in the paper & forest products and metals & mining subsectors. Finally, we increased healthcare holdings primarily in pharmaceuticals and equipment & supply manufacturers, which we believe offer the most compelling valuations and potential for price appreciation.

•

In contrast, we reduced the Portfolio’s exposure in both the financials and consumer discretionary sectors. More attractive valuations and the headwinds facing consumer spending have prompted us to become more defensively positioned in the consumer area and, therefore, we are favoring staples names over discretionary ones.

Describe Portfolio positioning at period-end.

•	At period-end, the most notable sector positioning relative to the benchmark included overweights in the industrials, consumer discretionary, consumer staples and healthcare sectors.

•	Portfolio underweights were in financials, information technology, utilities and telecommunication services.

Total Return Based on a $10,000 Investment

8	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Aurora Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+14.86%	—	+17.76%	—	+11.61%	—
Investor A	+14.48%	+8.47%	+17.39%	+16.13%	+11.23%	+10.63%
Investor B	+13.56%	+10.12%	+16.52%	+16.31%	+10.47%	+10.47%
Investor C	+13.64%	+12.88%	+16.55%	+16.55%	+10.42%	+10.42%
Class R	+14.28%	—	+17.09%	—	+10.97%	—
Russell 2500TM Value Index	+8.79%	—	+19.11%	—	+10.77%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Institutional Shares, 2/13/95; Investor A Shares, 2/13/95; Investor C Shares, 2/13/95; Investor B Shares, 1/1/99; and R Shares, 10/02/06. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,015.50	$5.10	$1,000.00	$1,019.87	$5.13
Investor A	$1,000.00	$1,013.80	$6.82	$1,000.00	$1,018.15	$6.85
Investor B	$1,000.00	$1,009.70	$10.73	$1,000.00	$1,014.19	$10.81
Investor C	$1,000.00	$1,010.10	$10.38	$1,000.00	$1,014.54	$10.46
Class R	$1,000.00	$1,012.70	$7.52	$1,000.00	$1,017.44	$7.56

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.01%, 1.35%, 2.13%, 2.06% and 1.49% for the Institutional, Investor A, Investor B, Investor C and R share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
BJ’s Wholesale Club, Inc.	3.3%
Chicago Bridge & Iron Co. NV - ADR	3.0
Boardwalk Real Estate Investment Trust (REIT)	2.7
The Brink’s Co.	2.7
DJ Orthopedics, Inc.	2.7
URS Corp.	2.5
Affiliated Managers Group, Inc.	2.2
Hain Celestial Group, Inc.	2.2
priceline.com, Inc.	2.2
Orient-Express Hotels Ltd. - Class A	1.9

Top Ten Industries (% of long-term investments)
Retail Merchandising	10.6%
Entertainment & Leisure	8.0
Manufacturing	7.8
Banks	7.0
Computer Software & Services	6.3
Oil & Gas	5.2
Construction	5.1
Medical Instruments & Supplies	4.4
Real Estate	4.3
Business Services	3.9

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	9

Portfolio Summary	Small/Mid-Cap Growth Equity Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Portfolio outperformed the benchmark Russell 2500 Growth Index.

•

Mid-cap stocks were the market’s strongest performers over the 12-month period, outperforming both large and small-cap stocks. Although small-caps generally lagged their mid and large-cap counterparts during the 12-month period, the growth style of investing was a leader across the market-capitalization spectrum.

What factors influenced performance?

•

Positive stock selection across several sectors (consumer discretionary, financials, energy and materials), and favorable sector positioning, accounted for the Portfolio’s outperformance of its benchmark for the period.

•

In consumer discretionary, we observed excellent results in specialty retail. GameStop Corp. advanced 120% and was the top contributor in the entire Portfolio. Dick’s Sporting Goods, Inc. also contributed meaningfully. Station Casinos and Orient-Express Hotels Ltd. were the top contributors in the hotels, restaurants & leisure subsector.

•	The Portfolio’s investment in energy equipment & services added substantial value, with significant contributions from National Oilwell, Inc. and Diamond Offshore Drilling, Inc.

•

The materials sector was the market’s strongest performer during the year as global expansion and industrialization led to climbing commodity prices. Within the Portfolio, materials company Century Aluminum Co. and chemical producer Celanese Corp. both delivered excess returns. Conversely, the financials sector fared relatively poorly during the 12-month period and the Portfolio’s significant underweight in this area added notably to relative performance.

•

The Portfolio’s overweight in healthcare also boosted returns, although this was offset by poor stock selection. Pharmaceuticals accounted for much of the weakness. Noven Pharmaceuticals, Inc. and Medicis Pharmaceuticals Corp. both produced double-digit declines.

•

Stock selection in information technology (IT) also detracted from relative returns. Despite very strong results in the IT services industry, overall stock selection in information technology negatively impacted the Portfolio’s returns during the year. SonicWALL, Inc., a provider of internet and network security software and services, was the most significant detractor. The Portfolio also experienced notable underperformance in software, primarily in ACI Worldwide, Inc. and Amdocs Ltd.

Describe recent Portfolio activity.

•

Sector positioning remained fairly stable during the fiscal year. However, the Portfolio had a notable increase in the consumer discretionary sector, where we reduced our substantial underweight. Significant purchases in this sector included GameStop Corp., Pinnacle Entertainment, Inc. and Life Time Fitness, Inc.

•	We decreased the Portfolio’s investment in industrials with sales of Actuant Corp., Gardner Denver and Corporate Executive Board.

Describe Portfolio positioning at period-end.

•

As of September 30, 2007, the Portfolio held a significantly overweight position in information technology, an area in which we have found many diverse investment opportunities. The most significant underweight at period-end was in the industrials sector.

Total Return Based on a $10,000 Investment

10	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Small/Mid-Cap Growth Equity Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+23.74%	—	+17.16%	—	+6.88%	—
Investor A	+23.41%	+16.90%	+16.82%	+15.58%	+6.56%	+5.99%
Investor B	+22.40%	+17.90%	+15.95%	+15.73%	+5.87%	+5.87%
Investor C	+22.44%	+21.44%	+15.93%	+15.93%	+5.82%	+5.82%
Class R	+23.06%	—	+16.47%	—	+6.24%	—
Russell 2500TM Growth Index	+21.27%	—	+19.82%	—	+5.96%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Institutional Shares, 10/4/93; Investor A Shares, 2/1/94; Investor C Shares, 2/1/94; Investor B Shares, 1/1/99; and R Shares, 10/02/06. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,111.50	$5.77	$1,000.00	$1,019.47	$5.53
Investor A	$1,000.00	$1,110.80	$6.19	$1,000.00	$1,019.06	$5.94
Investor B	$1,000.00	$1,105.50	$10.98	$1,000.00	$1,014.44	$10.56
Investor C	$1,000.00	$1,105.30	$10.82	$1,000.00	$1,014.59	$10.41
Class R	$1,000.00	$1,108.40	$8.25	$1,000.00	$1,017.08	$7.92

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.09%, 1.17%, 2.08%, 2.05% and 1.56% for the Institutional, Investor A, Investor B, Investor C and R share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
SkillSoft Plc - ADR	3.3%
CKX, Inc.	2.2
ExlService Holdings, Inc.	2.2
SonicWALL, Inc.	2.2
GameStop Corp.	2.0
Pediatrix Medical Group, Inc.	2.0
BE Aerospace, Inc.	1.9
Blackboard, Inc.	1.8
Celanese Corp. - Series A	1.8
Dick’s Sporting Goods, Inc.	1.8

Top Ten Industries (% of long-term investments)
Computer Software & Services	17.1%
Medical Instruments & Supplies	8.4
Business Services	8.0
Medical & Medical Services	6.8
Pharmaceuticals	5.4
Aerospace	5.0
Finance	4.9
Entertainment & Leisure	4.8
Retail Merchandising	4.5
Telecommunications	3.9

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	11

Portfolio Summary	Small Cap Value Equity Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Portfolio outperformed its benchmark, the Russell 2000 Value Index.

What factors influenced performance?

•

The primary drivers of the Portfolio’s outperformance were solid stock selection and allocation decisions within the consumer discretionary, financials, consumer staples and industrials sectors. These factors more than offset weakness in the materials and energy sectors.

•

An overweight in household durables and positive stock selection in the hotels, resorts & casinos and apparel manufacturers subsectors boosted comparative performance in the consumer discretionary sector. Top performers included Orient-Express Hotels Ltd., Vail Resorts, Inc., Morgans Hotel Group Co., Fossil, Inc. and Phillips-Van Heusen Corp.

•

A general underweight in financials, particularly in the real estate investment trust (REIT) and thrift and mortgage finance subsectors, was beneficial for the Portfolio. Favorable stock selection among thrift and mortgage finance companies also added value.

•

Favorable results in consumer staples were attributable to both the Portfolio’s overweight of the sector and solid stock selection. Food products producers Pilgrim’s Pride Corp. and Hain Celestial Group, Inc. and food & staples retailers BJ’s Wholesale Club, Inc. and Ruddick Corp. added the most value.

•

In industrials, an overweight and stock selection in the construction & engineering subsector, and favorable stock selection among machinery and building products producers benefited Portfolio performance. Individual holdings Perini Corp., Astec Industries, Inc., Chart Industries Inc., Actuant Corp. and Lennox International, Inc. were the most notable contributors.

•

Conversely, the energy sector was an area of weakness due to poor stock selection. Primary detractors during the period included USEC, Inc., Hornbeck Offshore Services, Inc. and Hercules Offshore, Inc.

•

Stock selection in materials, particularly in the metals & mining subsector, which was up 74% in the benchmark, and the Portfolio’s underweight to chemicals producers, also hampered relative performance.

Describe recent Portfolio activity.

•

During the 12-month period, we increased the Portfolio’s consumer staples exposure, particularly in the food & staples retailing and personal products subsectors. We also increased materials holdings primarily through chemicals producers.

•

In contrast, we reduced the Portfolio’s exposure in the consumer discretionary sector, including the media, household durables and hotels, resorts & casinos subsectors. More attractive valuations and the headwinds facing consumer spending have prompted us to become more defensively positioned in the consumer area and, therefore, we are favoring staples names over discretionary ones.

•	We also reduced our weighting in financials, primarily insurance, commercial banks and capital markets concerns.

Describe Portfolio positioning at period-end.

•	At period-end, the most notable sector positioning relative to the benchmark included overweights in the consumer staples, industrials, healthcare and consumer discretionary sectors.

•	Portfolio underweights were in financials, information technology, utilities and telecommunication services.

Total Return Based on a $10,000 Investment

The Portfolio is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the tax ID number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

12	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Small Cap Value Equity Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	+9.90%	—	+17.91%	—	+7.88%	—
Institutional	+10.20%	—	+18.08%	—	+8.03%	—
Service	+9.92%	—	+17.75%	—	+7.70%	—
Investor A	+9.79%	+4.00%	+17.64%	+16.37%	+7.57%	+6.99%
Investor B	+9.08%	+5.29%	+16.78%	+16.61%	+6.93%	+6.93%
Investor C	+8.80%	+7.96%	+16.72%	+16.72%	+6.75%	+6.75%
Russell 2000® Value Index	+6.09%	—	+18.70%	—	+10.08%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Institutional Shares, 4/13/92; Investor A Shares, 6/2/92; Service Shares, 7/29/93; Investor B Shares, 10/3/94; Investor C Shares, 10/1/96; and BlackRock Shares, 4/12/04. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During Period
BlackRock	$1,000.00	$992.40	$5.44	$1,000.00	$1,019.47	$5.53
Institutional	$1,000.00	$994.10	$4.35	$1,000.00	$1,020.58	$4.42
Service	$1,000.00	$994.00	$4.70	$1,000.00	$1,020.23	$4.77
Investor A	$1,000.00	$992.20	$6.09	$1,000.00	$1,018.81	$6.19
Investor B	$1,000.00	$990.60	$7.83	$1,000.00	$1,017.03	$7.97
Investor C	$1,000.00	$988.50	$9.77	$1,000.00	$1,015.05	$9.95

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.09%, 0.87%, 0.94%, 1.22%, 1.57% and 1.96% for the BlackRock, Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
BJ’s Wholesale Club, Inc.	3.2%
Axcan Pharma, Inc.	2.6
Ruddick Corp.	2.3
Pinnacle Entertainment, Inc.	2.2
The Brink’s Co.	2.2
Silgan Holdings, Inc.	2.1
Piper Jaffray Cos., Inc.	2.0
Orient-Express Hotels Ltd. - Class A	1.9
Fuller (H.B.) Co.	1.8
Gramercy Capital Corp. (REIT)	1.8

Top Ten Industries (% of long-term investments)
Retail Merchandising	12.4%
Banks	11.6
Entertainment & Leisure	7.2
Manufacturing	7.1
Oil & Gas	5.5
Real Estate	5.5
Construction	5.0
Insurance	4.4
Computer Software & Services	4.0
Business Services	3.5

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	13

Portfolio Summary	Small Cap Core Equity Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Portfolio outperformed its benchmark, the Russell 2000 Index.

•

Small cap stocks lagged large caps during the fiscal year. The performance disparity was largely the result of an investor flight to quality amid increased market volatility stemming from the recession in residential housing, the meltdown in the subprime mortgage market and tightening credit conditions. In addition, the growth style of investing significantly outperformed value, with the Russell 2000 Growth Index returning +18.93% and the Russell 2000 Value Index returning +6.09%.

What factors influenced performance?

•

Stock selection and an overweight position in healthcare contributed to Portfolio performance for the year. The performance was primarily realized due to favorable stock selection and an overweight among equipment and supply manufacturers, such as Align Technology, Inc. and Hologic, Inc. and stock selection among healthcare providers, such as HMS Holdings Corp. and Pediatrix Medical Group, Inc.

•	Stock selection in consumer staples, particularly personal products producers Chattem, Inc. and Elizabeth Arden, Inc. also proved advantageous.

•

Stock selection and an overweight position in energy contributed positively, led by positions in Petrohawk Energy Corp. and Oil States International, Inc. as did stock selection and an underweight in financials. In particular, our decision to underweight real estate investment trusts REITs) and thrift and mortgage finance companies proved beneficial. Our stock picks in the latter group also performed better than those in the benchmark index.

•

The materials sector was the only sector in which the Portfolio underperformed its benchmark. Within this sector, the negative impact of an underweight in both the metals & mining and chemicals subsectors outweighed relative gains in containers and packaging.

Describe recent Portfolio activity.

•

We added to the Portfolio’s position in financials (particularly capital markets and REITs), healthcare (life sciences tools & services and pharmaceuticals), industrials (machinery) and consumer staples (personal products).

•

We reduced exposure to information technology (electronic equipment and computers & peripherals), consumer discretionary (media, household durables and consumer services) and energy (exploration & production).

Describe Portfolio positioning at period-end.

•

The Portfolio ended the period overweight in healthcare (equipment & supplies, healthcare technology and healthcare providers) and consumer staples (personal products). Underweights were in consumer discretionary (media, consumer services, auto components and household durables), financials (thrift & mortgage finance and commercial banks), materials (chemicals and metals & mining), information technology (electronic equipment and communications equipment) and energy (exploration & production).

Total Return Based on a $10,000 Investment

14	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Small Cap Core Equity Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		From Inception
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+16.46%	—	+21.71%	—	+14.99%	—
Service	+16.15%	—	+21.53%	—	+14.84%	—
Investor A	+16.00%	+9.93%	+21.32%	+20.02%	+14.67%	+13.60%
Investor B	+15.06%	+10.62%	+20.60%	+20.41%	+14.08%	+13.99%
Investor C	+15.17%	+14.17%	+20.62%	+20.62%	+14.09%	+14.09%
Russell 2000® Index	+12.34%	—	+18.75%	—	+10.43%	—

The inception date of the Portfolio’s Institutional, Service, Investor A, Investor B and Investor C Shares was 1/2/02. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,039.70	$6.65	$1,000.00	$1,018.40	$6.60
Service	$1,000.00	$1,038.00	$8.12	$1,000.00	$1,016.93	$8.07
Investor A	$1,000.00	$1,037.30	$8.99	$1,000.00	$1,016.07	$8.93
Investor B	$1,000.00	$1,033.70	$12.85	$1,000.00	$1,012.21	$12.79
Investor C	$1,000.00	$1,033.70	$12.80	$1,000.00	$1,012.26	$12.74

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.30%, 1.59%, 1.76%, 2.52% and 2.51% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Performance Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
DJ Orthopedics, Inc.	4.4%
Orient-Express Hotels Ltd. - Class A	2.9
SkillSoft Plc - ADR	2.6
Pediatrix Medical Group, Inc.	1.9
Pinnacle Entertainment, Inc.	1.8
Actuant Corp. - Class A	1.6
Elizabeth Arden, Inc.	1.6
EMS Technologies, Inc.	1.6
LaSalle Hotel Properties (REIT)	1.5
Phase Forward, Inc.	1.5

Top Ten Industries (% of long-term investments)
Computer Software & Services	12.3%
Medical Instruments & Supplies	11.2
Manufacturing	10.1
Banks	7.2
Real Estate	5.9
Entertainment & Leisure	5.9
Retail Merchandising	5.0
Oil & Gas	4.9
Telecommunications	4.3
Pharmaceuticals	4.0

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	15

Portfolio Summary	Small Cap Growth Equity Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Portfolio outperformed the benchmark Russell 2000 Growth Index.

•

The benchmark index’s return of +18.93% outpaced both the +12.34% return of the broader Russell 2000 Index and +6.09% return of the Russell 2000 Value Index. Small-cap stocks generally lagged their mid-and large-cap counterparts for the 12-month period; however, the growth style of investing was a market leader. Although the broader small-cap index underperformed large-cap stocks, our small-cap growth benchmark outpaced the +16.90 return of the large-cap Russell 1000 Index for the year.

What factors influenced performance?

•	Favorable sector positioning and strong stock selection across numerous sectors accounted for the Portfolio’s relative outperformance during the 12-month period.

•

Excellent results in the aerospace & defense industry powered the Portfolio’s relative gains in industrials. BEAerospace, Inc., Armor Holdings and Ladish Co., Inc. all appreciated sharply over the year.

•

Within energy, oil services companies continued to benefit as elevated oil prices convinced exploration and production companies to increase investment. Against this backdrop, our holdings in this industry (Oceaneering International, Inc., Atwood Oceanics, Inc. and Superior Energy Services, Inc.) delivered excellent returns.

•

A diverse group of holdings produced outperformance for the Portfolio in the consumer discretionary sector. Apparel manufacturer The Warnaco Group, Inc., specialty retailer Dick’s Sporting Goods, Inc. and leisure property developer Vail Resorts, Inc. each surged higher on strong results.

•

The financials sector performed poorly during the 12-month period, and the Portfolio’s significant underweight in this area added notably to relative performance comparisons. Being overweight in materials, the top-performing sector, also added value.

•

Despite very strong results in the IT services industry, overall stock selection in information technology negatively impacted the Portfolio’s returns during the year. SonicWALL, Inc., a provider of Internet and network security software and services, was the most significant detractor in the sector. The Portfolio also experienced notable underperformance in software, largely from ACI Worldwide, Inc. and i2 Technologies, Inc.

Describe recent Portfolio activity.

•	During the period, the Portfolio’s allocation to healthcare declined as several of our holdings were acquired by larger companies. These included Adeza Biomedical, IntraLase and Symbion.

•	The addition of steel-producer Quanex Corp. led to an increased weighting in materials.

Describe Portfolio positioning at period-end.

•

As of September 30, 2007, the Portfolio maintained its largest overweight in the information technology sector, an area in which we have found a diverse group of attractive opportunities. The most significant underweights at period-end came from the healthcare and financials sectors.

Total Return Based on a $10,000 Investment

16	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Small Cap Growth Equity Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w/o sales charge	w/sales Charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+23.11%	—	+21.38%	—	+5.60%	—
Service	+22.85%	—	+21.10%	—	+5.29%	—
Investor A	+22.74%	+16.31%	+20.97%	+19.67%	+5.16%	+4.60%
Investor B	+21.78%	+17.28%	+20.01%	+19.82%	+4.55%	+4.55%
Investor C	+21.63%	+20.63%	+20.01%	+20.01%	+4.38%	+4.38%
Russell 2000® Growth Index	+18.93%	—	+18.70%	—	+3.65%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Institutional Shares, 9/14/93; Service and Investor A Shares, 9/15/93; Investor B Shares, 1/18/96; and Investor C Shares, 9/6/96. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,091.60	$4.35	$1,000.00	$1,020.79	$4.21
Service	$1,000.00	$1,090.80	$5.35	$1,000.00	$1,019.82	$5.18
Investor A	$1,000.00	$1,090.30	$6.03	$1,000.00	$1,019.16	$5.84
Investor B	$1,000.00	$1,087.80	$8.43	$1,000.00	$1,016.83	$8.17
Investor C	$1,000.00	$1,084.80	$10.87	$1,000.00	$1,014.44	$10.56

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.83%, 1.02%, 1.15%, 1.61% and 2.08% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
SkillSoft Plc - ADR	3.2%
Ishares Russell 2000 Growth Index Fund	3.1
ExlService Holdings, Inc.	2.5
CKX, Inc.	2.4
IHS, Inc.	2.3
Standard Microsystems Corp.	2.3
Sykes Enterprises, Inc.	2.2
Wright Medical Group, Inc.	2.1
Orient-Express Hotels Ltd. - Class A	2.0
Pediatrix Medical Group, Inc.	2.0

Top Ten Industries (% of long-term investments)
Computer Software & Services	18.1%
Business Services	9.4
Medical Instruments & Supplies	9.4
Manufacturing	7.8
Entertainment & Leisure	7.0
Medical & Medical Services	5.9
Semiconductors & Related Devices	5.7
Oil & Gas	4.9
Security Brokers & Dealers	4.4
Finance	3.9

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	17

Portfolio Summary	Global Science & Technology Opportunities Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Portfolio outperformed its benchmark, the NYSE Arca Tech 100 Index.

What factors influenced performance?

•

Both stock selection and sector allocation decisions contributed positively to relative performance during the period. The most significant contributor was stock selection, which was positive across all economic sectors. In particular, selection gains were strongest in the information technology group. Allocation benefits were more moderate. The Portfolio’s exposure to telecommunication services — a sector that is absent from the benchmark — produced the most favorable results.

•

Within information technology, selection gains were most pronounced in Internet software & services and semiconductors, as performance within these sub-industries was well above benchmark results. Biotech outperformance vs. the benchmark was largely due to stock selection, led by an underweight in Amgen, Inc. Strong picks among wireless telecommunication services names also contributed to Portfolio performance, as several holdings, including Bharti Airtel Ltd. and China Mobile Ltd., appreciated significantly during the period.

•

An underweight to the strong-performing aerospace & defense and computer hardware sub-industry groups hindered the Portfolio’s relative return. Additionally, weaker stock selection within application software and IT consulting & other services offset the otherwise strong performance within the information technology sector.

Describe recent Portfolio activity.

•

Over the year, company-specific buy/sell decisions resulted in a shift of sector weightings within the Portfolio. We reduced our sector allocation within healthcare to a modest underweight relative to the benchmark, particularly in pharmaceuticals, which have been under pressure due to a combination of stock-specific issues and political worries. Specifically, both Novartis AG and Allergan, Inc., which had been the Portfolio’s largest holdings within this group a year ago, were removed from the Portfolio by fiscal year-end.

•

Although our overall information technology allocation was largely unchanged, we adjusted some subsector weights over the period. In particular, new positions in data processing and outsourced services helped to narrow a significant underweight, and a greater allocation to semiconductors resulted in an overweight at year-end. Positions added to this sub-industry group included Broadcom Corp. and Texas Instruments, Inc., as well as several other names.

Describe Portfolio positioning at period-end.

•

Although the Portfolio continues to be modestly geared to continued global economic expansion, the investment team is increasing efforts to broaden Portfolio exposure by adding more defensive positions.

•

At period-end, 63% of the Portfolio was invested in information technology, 16% in healthcare, 7% in industrials, 6% in telecommunication services, and the remainder distributed among the consumer discretionary, consumer staples and materials sectors. Within information technology, the Portfolio’s primary overweights versus the benchmark NYSE Arca Tech 100 Index were in semiconductors and home entertainment software, and significant underweights were in application and system software, and computer hardware. Inside the healthcare portion of the Portfolio, the Portfolio held an above-benchmark allocation to healthcare equipment and a below-benchmark weighting in biotechnology and life science tools & services. We also maintained the Portfolio’s overweight in telecommunication services, as strong global growth and rising revenue-per-user remain catalysts.

Total Return Based on a $10,000 Investment

18	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Global Science & Technology Opportunities Portfolio

Performance Summary for the Period Ended September 30, 2007

	Average Annual Total Return
	1 Year		5 Years		From Inception
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+25.42%	—	+20.19%	—	(1.37)%	—
Service	+24.89%	—	+19.86%	—	(1.67)%	—
Investor A	+24.86%	+18.27%	+19.68%	+18.38%	(1.81)%	(2.52)%
Investor B	+24.02%	+19.52%	+18.80%	+18.60%	(2.56)%	(2.56)%
Investor C	+23.87%	+22.87%	+18.78%	+18.78%	(2.57)%	(2.57)%
NYSE Arca Tech 100 IndexSM	+18.94%	—	+21.01%	—	(0.21)%	—

The inception date of the Portfolio’s Institutional, Service, Investor A, Investor B, and Investor C Shares was 5/15/00. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,180.40	$7.38	$1,000.00	$1,018.15	$6.85
Service	$1,000.00	$1,177.30	$9.44	$1,000.00	$1,016.22	$8.78
Investor A	$1,000.00	$1,177.90	$9.39	$1,000.00	$1,016.27	$8.73
Investor B	$1,000.00	$1,173.30	$12.75	$1,000.00	$1,013.12	$11.88
Investor C	$1,000.00	$1,171.90	$14.32	$1,000.00	$1,011.65	$13.35

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.35%, 1.73%, 1.72%, 2.34% and 2.63% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
Apple Computer, Inc.	2.9%
Cisco Systems, Inc.	2.7
DST Systems, Inc.	2.4
International Business Machines Corp.	2.3
Google, Inc. - Class A	2.0
China Mobile Ltd.	1.5
Lockheed Martin Corp.	1.4
Bharti Tele-Ventures Ltd.	1.4
Hewlett-Packard Co.	1.4
Myriad Genetics, Inc.	1.4

Top Ten Industries (% of long-term investments)
Computer Software & Services	29.3%
Telecommunications	12.8
Semiconductors & Related Devices	11.2
Computer & Office Equipment	9.8
Pharmaceuticals	8.9
Electronics	7.4
Medical Instruments & Supplies	5.7
Aerospace	3.2
Manufacturing	3.0
Medical & Medical Services	1.4

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	19

Portfolio Summary	Global Resources Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Portfolio outperformed the broad-market S&P 500 Index, but underperformed its sector benchmark, the Lipper Natural Resources Funds Index.

What factors influenced performance?

•

Over the past year, rising prices across the commodity spectrum, particularly crude oil and precious metals, provided a highly favorable environment for natural resources investors and was a significant contributor to the Portfolio’s performance. Crude oil prices continued their ascent in the face of strong demand and aging fields, closing the annual period at $81.66 per barrel. Gold prices also climbed to a 27-year high of $750/ounce by the end of September.

•

The Portfolio’s emphasis on energy-related stocks drove favorable returns relative to the broad market. Significant exposure to several other areas, including oil service, drilling and precious metals also aided performance during the period.

•

Generally, all areas of concentration within the Portfolio positively contributed to returns over the past year. However, the Portfolio’s small-cap allocation created a significant headwind within the category as small-cap energy stocks significantly lagged their larger-cap counterparts. This, in turn, limited the Portfolio’s absolute and relative returns.

•

Exposure within the oil exploration & production and coal-producing segments detracted from the Portfolio’s performance relative to its Lipper peers and the sector benchmark, as these groups could not keep pace with other areas of the sector. Potential tax law changes adversely impacted Canadian exploration and production holdings, which also hampered returns.

Describe recent Portfolio activity.

•

Given our long-term investment horizon, Portfolio activity was relatively limited during the year. We modestly reduced the Portfolio’s exposure to drilling and equipment & service stocks, taking profits on the heels of strong gains. Although we remain heavily invested in these segments, we foresee greater upside potential in other areas of the sector, such as coal producers, where we strategically increased our exposure during the annual period.

Describe Portfolio positioning at period-end.

•	Although energy stocks generated substantial gains during the 12-month period, our long-term investment outlook for the sector continues to improve as supply/demand aspects remain in investors’ favor.

•

At period-end, the Portfolio was aggressively positioned to take advantage of favorable intermediate- and long-term dynamics within the energy sector. In particular, we continue to favor coal producers, exploration & production and oil-related service and drilling companies, and have some exposure to precious metals stocks.

Total Return Based on a $10,000 Investment

20	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Global Resources Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+23.55%	—	+38.20%	—	+15.30%	—
Investor A	+23.25%	+16.78%	+37.81%	+36.33%	+14.93%	+14.31%
Investor B	+22.35%	+18.42%	+36.86%	+36.74%	+14.17%	+14.17%
Investor C	+22.36%	+21.48%	+36.84%	+36.84%	+14.13%	+14.13%
S&P 500® Index	+16.44%	—	+15.45%	—	+6.57%	—
Lipper Natural Resources Funds Index	+45.78%	—	+32.34%	—	+14.17%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Investor A Shares, 3/2/90; Institutional Shares, 6/1/93; Investor C Shares, 6/1/93; and Investor B Shares, 1/1/99. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,129.30	$5.50	$1,000.00	$1,019.77	$5.23
Investor A	$1,000.00	$1,128.10	$6.62	$1,000.00	$1,018.71	$6.29
Investor B	$1,000.00	$1,123.90	$10.76	$1,000.00	$1,014.75	$10.25
Investor C	$1,000.00	$1,123.80	$10.59	$1,000.00	$1,014.90	$10.10

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.03%, 1.24%, 2.02% and 1.99% for the Institutional, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
CONSOL Energy, Inc.	10.5%
Newfield Exploration Co.	4.9
Arch Coal, Inc.	4.8
Plains Exploration & Production Co.	4.7
Peabody Energy Corp.	4.5
Penn Virginia Corp.	4.1
Massey Energy Co.	3.9
Diamond Offshore Drilling, Inc.	3.4
Transocean, Inc.	3.3
GlobalSantaFe Corp.	2.9

Industries (% of long-term investments)
Oil & Gas	62.9%
Metal & Mining	33.2
Energy & Utilities	2.5
Transportation	0.9
Motor Vehicles	0.3
Finance	0.1

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	21

Portfolio Summary	All-Cap Global Resources Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Portfolio outperformed the broad-market S&P 500 Index, but underperformed its sector benchmark, the Lipper Natural Resources Funds Index.

What factors influenced performance?

•

Over the past year, rising prices across the commodity spectrum, particularly crude oil and precious metals, provided a highly favorable environment for natural resources investors and was a significant contributor to the Portfolio’s performance. Crude oil prices continued their ascent in the face of strong demand and aging fields, closing the annual period at $81.66 per barrel. Gold prices also climbed to a 27-year high of $750/ounce by the end of September.

•

The Portfolio’s emphasis on energy-related stocks drove favorable returns relative to the broad market. Significant exposure to oil service companies, metals & mining and fertilizer producers also added value during the period. Favorable stock selection within the equipment & service industry further enhanced relative returns.

•

While generally all areas within the natural resources sector positively contributed to the Portfolio’s returns, exposure within the exploration & production and coal-producing segments detracted from performance relative to its Lipper peers, as these groups could not keep pace with other areas of the sector. Broadly speaking, smaller-cap exploration and production stocks trailed their larger-cap integrated counterparts.

Describe recent Portfolio activity.

•

Given our long-term investment horizon, Portfolio activity was relatively limited during the year. However, we selectively increased exposure to metals & mining-oriented stocks, based on our belief that the group benefits from a falling U.S. dollar and rising industrial demand from abroad. We also increased exposure to oil-related service and drilling companies. We decreased exposure to integrated oil companies, thereby increasing the Portfolio’s underweight relative to the Lipper sector benchmark.

Describe Portfolio positioning at period-end.

•	Although energy stocks generated substantial gains during the 12-month period, our long-term investment outlook for the sector continues to improve as supply/demand aspects remain in investors’ favor.

•

At period-end, the Portfolio was aggressively positioned to take advantage of favorable intermediate- and long-term dynamics within the energy sector. We continue to favor oil exploration & production, oil-related service and drilling companies, coal producers and diversified metals & mining companies.

Total Return Based on a $10,000 Investment

22	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	All-Cap Global Resources Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		From Inception
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+43.66%	—	+30.04%	—
Service	+43.16%	—	+29.51%	—
Investor A	+43.09%	+35.60%	+29.48%	+26.86%
Investor B	+42.11%	+37.61%	+28.57%	+27.67%
Investor C	+42.15%	+41.15%	+28.62%	+28.62%
S&P 500® Index	+16.44%	—	+11.64%	—
Lipper Natural Resources Funds Index	+45.78%	—	+30.08%	—

The inception date of the Portfolio’s Institutional, Service, Investor A, Investor B, and Investor C shares was 2/16/05. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,246.00	$5.18	$1,000.00	$1,020.33	$4.67
Service	$1,000.00	$1,243.70	$7.48	$1,000.00	$1,018.25	$6.75
Investor A	$1,000.00	$1,243.80	$7.48	$1,000.00	$1,018.25	$6.75
Investor B	$1,000.00	$1,239.80	$11.45	$1,000.00	$1,014.64	$10.36
Investor C	$1,000.00	$1,239.50	$11.45	$1,000.00	$1,014.64	$10.36

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.92%, 1.33%, 1.33%, 2.04% and 2.04% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
Transocean, Inc.	3.6%
Questar Corp.	2.8
Teck Cominco Ltd.	2.6
Canadian Natural Resources Ltd.	2.6
Core Laboratories NV	2.5
Silver Standard Resources, Inc.	2.5
Schlumberger Ltd.	2.5
CONSOL Energy, Inc.	2.5
Potash Corp. of Saskatchewan, Inc.	2.4
EOG Resources, Inc.	2.3

Industries (% of long-term investments)
Oil & Gas	70.7%
Metal & Mining	21.9
Energy & Utilities	4.3
Food & Agriculture	2.4
Manufacturing	0.7

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	23

Portfolio Summary	Health Sciences Opportunities Portfolio

Management Commentary

How did the Portfolio perform?

•

For the 12-month period, the Institutional, Service, and Investor A classes outperformed the S&P 500® Index, while the Investor B and Investor C classes underperformed the S&P 500® Index. All share classes outperformed the sector benchmarks, the Lipper Health/Biotechnology Funds Index and the Russell 3000® Health Care Index.

What factors influenced performance?

•	Both stocks selection and allocation decisions had a positive impact on the Portfolio’s comparative performance.

•

Stock selection was the primary driver of the Portfolio’s outperformance for the period, with selection gains most prominent in the biotechnology industry. Alexion Pharmaceuticals, Inc. was the top individual contributor. The Portfolio also benefited from the up-tick in merger-and-acquisition activity that has occurred in recent years. Two of our small-cap holdings, Myogen, Inc. and ICOS Corp., were the subjects of takeover during the year, which propelled the stocks to achieve substantial gains. Other stocks that added value included small- and mid-cap holdings, Myriad Genetics, Inc. and Onyx Pharmaceuticals, Inc.

•

Pharmaceuticals and life sciences tools & services made significant positive contributions to the Portfolio. The relative strength in pharmaceuticals was a result of solid stock-picking and an underweight to the subsector. The pharmaceuticals industry was the worst-performing area in the benchmark because of stock-specific issues and political pressures. Selection gains in life sciences tools & services were driven by positions in medical-diagnostic company Ventana Medical Systems, Inc. and lab equipment-maker Waters Corp.

•

Despite generating double-digit performance, our holdings in the healthcare equipment & supplies and the healthcare providers & services industries lagged their benchmark counterparts. Much of the underperformance was related to individual stock selection, but an underweight to the healthcare services group also was a detractor. At the stock level, an underweight to pharmacy benefit manager (PBM) Medco Health Solutions, Inc. and an overweight to medical device company Varian Medical Systems, Inc. had the largest negative influence.

Describe recent Portfolio activity.

•

During the 12-month period, stock selection decisions and the performance of underlying holdings led to some shifts in the Portfolio’s subsector weights. The most significant changes took place in the pharmaceuticals and healthcare providers & services areas, where we significantly reduced our exposures. We used the proceeds from these areas to increase our exposure to the healthcare equipment/devices and biotechnology groups, where we are finding attractive companies with more favorable risk/reward profiles.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio’s overall positioning continued to reflect our positive long-term outlook for the healthcare sector, with a focus on companies that we believe should enjoy solid growth, driven by favorable demographic trends and technological innovation. Currently, the Portfolio’s areas of emphasis include the medical technology group and a number of small- to mid-cap biotech companies. As of September 30, 2007, the Portfolio’s largest industry commitments were in healthcare equipment & supplies, biotechnology and pharmaceuticals.

Total Return Based on a $10,000 Investment

Effective July 2, 2007, the Portfolio is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

24	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Health Sciences Opportunities Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		From Inception
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+17.68%	—	+25.13%	—	+18.43%	—
Service	+17.33%	—	+24.84%	—	+18.13%	—
Investor A	+17.29%	+11.11%	+24.77%	+23.43%	+18.09%	+17.28%
Investor B	+16.33%	+11.83%	+23.83%	+23.66%	+17.28%	+17.28%
Investor C	+16.43%	+15.43%	+23.89%	+23.89%	+17.28%	+17.28%
S&P 500® Index	+16.44%	—	+15.45%	—	+2.48%	—
Lipper Health/Biotechnology Funds Index	+13.90%	—	+13.70%	—	+8.56%	—
Russell 3000® Health Care Index	+10.23%	—	+10.61%	—	+5.70%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Investor A Shares, 12/21/99; Institutional Shares, 10/16/00; Investor B Shares, 10/16/00; Investor C Shares, 10/16/00; and Service Shares, 1/28/05. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,121.30	$5.64	$1,000.00	$1,019.62	$5.38
Service	$1,000.00	$1,119.60	$7.17	$1,000.00	$1,018.15	$6.85
Investor A	$1,000.00	$1,119.60	$7.33	$1,000.00	$1,017.99	$7.01
Investor B	$1,000.00	$1,115.10	$11.82	$1,000.00	$1,013.68	$11.32
Investor C	$1,000.00	$1,115.60	$11.51	$1,000.00	$1,013.98	$11.02

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.06%, 1.35%, 1.38%, 2.23% and 2.17% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
Merck & Co., Inc.	6.2%
Stryker Corp.	4.9
Becton, Dickinson & Co.	4.6
Gilead Sciences, Inc.	4.4
Myriad Genetics, Inc.	3.9
Manor Care, Inc.	3.5
Alexion Pharmaceuticals, Inc.	3.5
Roche Holding AG	3.3
Abbott Laboratories	3.3
Aetna, Inc.	2.9

Industries (% of long-term investments)
Pharmaceuticals	47.3%
Medical Instruments & Supplies	32.6
Medical & Medical Services	12.7
Insurance	2.9
Retail Merchandising	1.8
Manufacturing	1.2
Miscellaneous Services	0.8
Business Services	0.4
Computer Software & Services	0.2

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	25

Portfolio Summary	U.S. Opportunities Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Portfolio outperformed its benchmark, the S&P/Citigroup Extended Market Index (EMI) U.S.

What factors influenced performance?

•

During the year, stock selection was the primary source of outperformance for the Portfolio, with sector allocation providing modestly positive effects. Stock selection benefits were broad-based, with positive attribution in all 10 economic sectors. The top performing sectors were consumer discretionary, industrials, materials, and financial services.

•

The stocks that made the most meaningful contribution to outperformance included biopharmaceutical company Myriad Genetics, Inc. and metals recycling giant Schnitzer Steel Industries, Inc., which appreciated significantly during the period. Both stocks are among the Portfolio’s top 10 holdings.

•	While stock selection results were strong within the industrials sector, the Portfolio’s modest underweight versus the benchmark hindered relative performance for the period.

Describe recent Portfolio activity.

•

Over the year, company-specific buy/sell decisions resulted in a shift of sector weightings within the Portfolio. Due to the challenging outlook for consumer spending and ongoing credit market issues, we reduced holdings in the consumer discretionary and financials sectors, further widening our underweight relative to the benchmark S&P/Citigroup EMI U.S.

•

We increased the Portfolio’s weighting in energy, industrials, information technology and materials. For the first time in several years, information technology now represents an overweight versus the benchmark. We have become more constructive on the sector, as valuations have become more attractive and forecasted growth rates remain strong.

Describe Portfolio positioning at period-end.

•

We remain vigilant regarding the current economic slowdown in the U.S. and the potential impact it may have outside U.S. borders. Accordingly, at period-end, the Portfolio was underweight relative to the benchmark in financials, and specifically the banking sector. Other notable underweights included healthcare and housing-related consumer industries. The Portfolio was overweight versus the benchmark in materials, energy, consumer staples and select industrials.

Total Return Based on a $10,000 Investment

26	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	U.S. Opportunities Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		From Inception
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+27.45%	—	+23.19%	—	+20.41%	—
Service	+26.91%	—	+22.75%	—	+20.00%	—
Investor A	+26.90%	+20.25%	+22.66%	+21.34%	+19.88%	+19.20%
Investor B	+25.90%	+21.40%	+21.75%	+21.57%	+19.15%	+19.15%
Investor C	+25.97%	+24.97%	+21.76%	+21.76%	+19.01%	+19.01%
S&P/Citigroup Extended Market Index U.S	+18.11%	—	+20.07%	—	+9.08%	—

The inception date of the Portfolio’s Institutional, Service, Investor A, Investor B, and Investor C Shares was 5/1/98. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,123.40	$5.32	$1,000.00	$1,019.92	$5.08
Service	$1,000.00	$1,120.80	$7.44	$1,000.00	$1,017.89	$7.11
Investor A	$1,000.00	$1,120.70	$7.97	$1,000.00	$1,017.39	$7.61
Investor B	$1,000.00	$1,116.40	$11.67	$1,000.00	$1,013.83	$11.17
Investor C	$1,000.00	$1,116.80	$11.67	$1,000.00	$1,013.83	$11.17

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.00%, 1.40%, 1.50%, 2.20% and 2.20% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
Myriad Genetics, Inc	1.3%
Goodrich Corp	1.3
Schnitzer Steel Industries, Inc. - Class A	1.1
DST Systems, Inc.	1.1
The Mosaic Co.	1.1
Layne Christensen Co.	1.1
Jacobs Engineering Group, Inc.	1.0
Cameron International Corp.	1.0
Northern Trust Corp.	1.0
The Goodyear Tire & Rubber Co.	1.0

Top Ten Industries (% of long-term investments)
Oil & Gas	9.4%
Computer Software & Services	7.4
Telecommunications	5.1
Semiconductors & Related Devices	5.0
Banks	5.0
Energy & Utilities	4.8
Manufacturing	4.7
Pharmaceuticals	4.7
Aerospace	4.3
Chemicals	4.3

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	27

Portfolio Summary	Global Opportunities Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Portfolio outperformed its benchmark, the S&P/Citigroup Global Broad Market Index.

What factors influenced performance?

•

Both stock selection and sector allocation decisions had a positive net impact on the Portfolio’s comparative performance. The most significant contributor was stock selection, which was positive across all economic sectors. In particular, selection gains were strongest in information technology and industrials. Sector allocation benefits were more moderate. An overweight to materials and an underweight to both the consumer discretionary and financials sectors produced the most favorable results.

•

Within information technology, top holding Nintendo Co. Ltd. added positively to results within the home entertainment software sub-industry group. Shares rose significantly as the company continued to post impressive results. Additionally, within industrials, NGK INSULATORS Ltd. contributed meaningfully to performance.

•

Below-benchmark weights in China and India detracted from relative results, as these regions outperformed the market as a whole. An underweight to Australia negatively impacted performance. Sub-industry group allocation within the energy sector also hindered relative performance. Specifically, the Portfolio’s underweight in coal & consumable fuels and integrated oil & gas companies offset the benefits of the Portfolio’s overweight in oil & gas drilling and oil & gas equipment and services names.

Describe recent Portfolio activity.

•

Over the year, company-specific buy/sell decisions resulted in a shift of sector weightings within the Portfolio. In light of a challenging outlook for consumer spending and ongoing credit market issues, we reduced holdings in the consumer discretionary and financials sectors, further widening our underweight relative to the benchmark S&P/Citigroup Global Broad Market Index. We increased the Portfolio’s weighting in energy and industrials, and now hold an overweight versus the benchmark in these sectors. We also have become more constructive on information technology, as valuations have become more attractive, while forecasted growth rates remain strong.

Describe Portfolio positioning at period-end.

•

The Portfolio continues to be modestly geared to continued global economic expansion. However, the investment team is strengthening efforts to broaden Portfolio exposure by adding more defensive positions.

•

At period-end, the Portfolio held underweights in the financials, consumer discretionary, healthcare and telecommunication services sectors, and was overweight in consumer staples, materials, industrials, utilities, energy and information technology. The Portfolio maintained an above-benchmark exposure to North America and Asia, while allocations to Europe and emerging markets were lower than the benchmark.

Total Return Based on a $10,000 Investment

28	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Global Opportunities Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		From Inception
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional Class	+32.81%	—	+19.32%	—
Investor A Class (NAV)	+32.51%	+25.54%	+19.01%	+15.24%
Investor B Class (NAV)	+31.79%	+27.29%	+18.27%	+16.10%
Investor C Class (NAV)	+31.76%	+30.76%	+18.25%	+18.25%
S&P/Citigroup Global Broad Market Index	+24.73%	—	+17.98%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio on 1/31/06. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,155.40	$6.97	$1,000.00	$1,018.45	$6.55
Investor A	$1,000.00	$1,153.90	$8.21	$1,000.00	$1,017.28	$7.72
Investor B	$1,000.00	$1,151.40	$12.24	$1,000.00	$1,013.48	$11.52
Investor C	$1,000.00	$1,150.40	$12.61	$1,000.00	$1,013.12	$11.88

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.29%, 1.52%, 2.27% and 2.34% for the Institutional, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by number of days  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
Nintendo Co. Ltd.	1.9%
China Mobile Ltd.	1.4
Schnitzer Steel Industries, Inc. - Class A	1.1
Hang Lung Properties Ltd.	1.1
Barrick Gold Corp.	1.1
Sumitomo Corp.	1.1
Colgate-Palmolive Co.	1.1
ConocoPhillips	1.1
General Electric Co.	1.1
Cisco Systems, Inc.	1.1

Top Ten Countries (% of long-term investments)
United States	50.5%
Japan	9.4
Hong Kong	6.4
Canada	5.0
Germany	4.4
Switzerland	3.6
France	3.4
United Kingdom	3.3
Netherlands	2.0
Brazil	1.7

Although the holdings and countries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	29

Portfolio Summary	International Opportunities Portfolio

Management Commentary

How did the Portfolio perform?

•	For the 12-month period, all share classes of the Portfolio outperformed its benchmark, the S&P/Citigroup Extended Market Index (Global Ex-U.S.).

What factors influenced performance?

•

International markets managed to post strong gains during a volatile 12-month period. Markets were bolstered by generally strong economic data outside the United States, healthy corporate profits and a record-setting pace of merger-and-acquisition activity. These positive factors were offset by a slowing economy and troubled housing market in the U.S., which investors feared could dampen demand for foreign goods and commodities.

•

In the final quarter of the period, global financial markets suffered amid a crisis in the U.S. subprime mortgage segment that led to a tightening of credit conditions and, ultimately, limited liquidity to fuel the financial markets. Central banks around the world stepped in to inject liquidity into the markets and, on September 18, 2007, the U.S. Federal Reserve cut its target short-term interest rate by 50 basis points after holding steady at 5.25% for over a year. Despite the volatile conditions and fears of further housing- and credit-related problems, global equity markets remained resilient and posted positive returns for the quarter and the 12-month period overall. Emerging markets posted the greatest gains for the year.

•

The Portfolio’s performance during the fiscal year benefited from favorable stock selection and sector allocation decisions. Stock selection, which was positive across eight of the ten economic sectors, was the most significant contributor to the outperformance of the benchmark. Stock selection was particularly strong within the materials, industrials and utilities sectors. Sector allocation benefits were more moderate and well balanced across the Portfolio. Geographic impacts were mixed over the year, as an overweight to Japan, which underperformed, was offset by an underweight in Western Europe and greater-than-benchmark allocations to Asia ex-Japan.

•	Weak stock selection within the consumer discretionary sector hindered relative performance during the period, particularly in automobile manufacturing and homebuilding.

Describe recent Portfolio activity.

•

The Portfolio’s sector weightings shifted during the period, driven largely by company-specific buy/sell decisions. We reduced our allocation to financials over the period to a significant underweight relative to the benchmark, while the energy and industrials sector weights increased most significantly over the period.

•	The Portfolio increased its weightings in Central Asia (particularly India), Asia ex-Japan and South America (specifically Brazil). Allocations to Japan and Western Europe declined over the period.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio held overweights relative to the benchmark in energy, industrials, materials, telecommunication services and utilities. The Portfolio had relative underweights in consumer discretionary, financials, healthcare and information technology. Regionally, the Portfolio ended the period overweight in Asia and emerging markets and with below-benchmark weightings in Europe and North America.

Total Return Based on a $10,000 Investment

The Portfolio is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the tax ID number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

30	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	International Opportunities Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+40.42%	—	+32.34%	—	+22.68%	—
Service	+40.00%	—	+31.96%	—	+22.30%	—
Investor A	+39.98%	+32.63%	+31.86%	+30.44%	+22.14%	+21.48%
Investor B	+38.89%	+34.39%	+30.84%	+30.71%	+21.43%	+21.43%
Investor C	+38.91%	+37.91%	+30.87%	+30.87%	+21.25%	+21.25%
S&P/ Citigroup Extended Market Index Global Ex-U.S.	+32.35%	—	+31.28%	—	+12.08%	—

The inception date of the Portfolio’s Institutional, Service, Investor A, Investor B, and Investor C Shares was 9/26/97. See “About Portfolios’ Performance” on pages 32-33 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,146.90	$6.73	$1,000.00	$1,018.65	$6.35
Service	$1,000.00	$1,145.00	$8.66	$1,000.00	$1,016.83	$8.17
Investor A	$1,000.00	$1,144.80	$8.71	$1,000.00	$1,016.78	$8.22
Investor B	$1,000.00	$1,140.50	$12.66	$1,000.00	$1,013.02	$11.98
Investor C	$1,000.00	$1,140.50	$12.77	$1,000.00	$1,012.92	$12.08

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.25%, 1.61%, 1.62%, 2.36% and 2.38% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 34 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
Kurita Water Industries Ltd.	1.2%
GEA Group AG	1.2
Taiwan Fertilizer Co. Ltd.	1.2
Unibanco SA - ADR	1.2
ASICS Corp.	1.1
HudBay Minerals, Inc.	1.1
PT Bumi Resources Tbk	1.0
Kinross Gold Corp.	1.0
IG Group Holdings Plc	1.0
Boart Longyear Group	1.0

Top Ten Countries (% of long-term investments)
Japan	20.5%
United Kingdom	14.6
Germany	6.7
Hong Kong	6.4
Canada	5.1
Norway	4.8
Taiwan	4.3
France	4.1
South Korea	3.7
Brazil	3.2

Although the holdings and countries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	31

About Portfolios’ Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees, except the BlackRock class of Small Cap Value Equity which is subject to a service fee of 0.25% per year (but no distribution fee), and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur an initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The Portfolios may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

Performance for the Capital Appreciation, Mid-Cap Value Equity, Aurora, Small/Mid-Cap Growth Equity, Global Resources and Health Sciences Opportunities Portfolios for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the Portfolios on that date.

Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2008 as described in the prospectus of the Portfolios. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance shown in the line graphs is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C, Service and R Shares is lower than the performance of Institutional Shares because Investor B, Investor C, Service and R Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B, Investor C and R Shares is lower than the performance of Investor A Shares because Investor B, Investor C and R Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

Important Tax Information for Shareholders of the BlackRock Equity Portfolios

During the fiscal year ended September 30, 2007, the following Portfolios of BlackRock Funds declared the following dividends from net realized capital gains:

	Short-term capital gain per share	Long-term capital gain per share
Mid-Cap Value Equity	$0.9179	$0.7463
Aurora	0.3352	10.8631
Small/Mid-Cap Growth Equity	0.0309	0.7945
Small Cap Value Equity	0.6262	2.0276
Small Cap Core Equity	0.1053	0.2055
Global Resources	0.9524	17.6256
All-Cap Global Resources	0.2576	0.1417
Health Sciences Opportunities	—	0.3486
International Opportunities	2.8254	3.0075

32	ANNUAL REPORT	SEPTEMBER 30, 2007

About Portfolios’ Performance (concluded)

Because the Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2007. The amounts to be used by calendar year taxpayers on their U.S. federal income tax returns, will be provided on Form 1099-DIV to be mailed in January 2008.

The following information is provided with respect to the ordinary income distributions paid for the fiscal year ended September 30, 2007:

	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividends Received Deduction for Corporations*	Short-Term Capital Gain Dividends for Non U.S. Residents	Foreign Source Income	Foreign Taxes Paid Per Share
Mid-Cap Value Equity	21.47%	25.88%	98.37%	0.00%	$0.0000
Aurora	84.17%	100.00%	100.00%	0.00%	0.0000
Small/Mid-Cap Growth Equity	75.55%	28.04%	100.00%	0.00%	0.0000
Small Cap Value Equity	16.20%	15.60%	96.29%	0.00%	0.0000
Small Cap Core Equity	0.00%	0.00%	100.00%	0.00%	0.0000
Global Resources	60.28%	22.29%	69.08%	0.00%	0.0000
All-Cap Global Resources	22.06%	25.61%	100.00%	0.00%	0.0000
Global Opportunities	100.00%	26.75%	0.00%	0.00%	0.0000
International Opportunities	24.88%	0.17%	79.82%	22.37%	0.0689

*	The funds hereby designate the percentage indicated above or the maximum amount allowable by law.

ANNUAL REPORT	SEPTEMBER 30, 2007	33

Disclosure of Expenses

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007. The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 97.5%
Advertising — 1.0%
Focus Media Holding Ltd.—ADR(b)	45,100	$2,616,702

Aerospace — 2.8%
The Boeing Co.	33,100	3,475,169
United Technologies Corp.	50,700	4,080,336

		7,555,505

Banks — 0.5%
JPMorgan Chase & Co.	30,800	1,411,256

Beverages & Bottling — 3.2%
The Coca-Cola Co.	150,000	8,620,500

Computer & Office Equipment — 8.2%
Apple Computer, Inc.(b)	55,899	8,582,733
Cisco Systems, Inc.(b)	329,167	10,898,719
Hewlett-Packard Co.	46,034	2,292,033

		21,773,485

Computer Software & Services — 12.9%
Adobe Systems, Inc.(b)	175,200	7,649,232
Electronic Arts, Inc.(b)	23,500	1,315,765
Google, Inc. - Class A(b)	20,204	11,461,123
Juniper Networks, Inc.(b)	73,905	2,705,662
Riverbed Technology, Inc.(b)	71,341	2,881,463
Salesforce.com, Inc.(b)	86,200	4,423,784
Sun Microsystems, Inc.(b)	452,000	2,535,720
VMware, Inc.(b)	17,400	1,479,000

		34,451,749

Energy & Utilities — 0.5%
Exelon Corp.	17,300	1,303,728

Entertainment & Leisure — 1.8%
Las Vegas Sands Corp.(b)	35,022	4,672,635

Finance — 4.2%
American Express Co.	86,350	5,126,599
The Goldman Sachs Group, Inc.	12,100	2,622,554
NYSE Euronext, Inc.	42,100	3,333,057

		11,082,210

Food & Agriculture — 3.6%
Monsanto Co.	110,140	9,443,404

Insurance — 2.8%
American International Group, Inc.	57,900	3,916,935
WellPoint, Inc.(b)	45,600	3,598,752

		7,515,687

Manufacturing — 12.4%
Corning, Inc.	236,802	5,837,169
Danaher Corp.	49,400	4,085,874
Foster Wheeler Ltd.(b)	37,180	4,880,991
General Electric Co.	276,991	11,467,427
Honeywell International, Inc.	115,240	6,853,323

		33,124,784

Measuring & Controlling Devices — 2.1%
Thermo Electron Corp.(b)	97,000	5,598,840

Medical & Medical Services — 2.9%
Henry Schein, Inc.(b)	55,900	3,400,956
Medco Health Solutions, Inc.(b)	47,111	4,258,363

		7,659,319

Medical Instruments & Supplies — 2.8%
C.R. Bard, Inc.	23,800	2,098,922
Hologic, Inc.(b)	35,500	2,165,500
Zimmer Holdings, Inc.(b)	39,100	3,166,709

		7,431,131

Metal & Mining — 1.7%
CONSOL Energy, Inc.	42,900	1,999,140
Freeport-McMoRan Copper & Gold, Inc. - Class B	24,537	2,573,686

		4,572,826

Motor Vehicles — 1.0%
Oshkosh Truck Corp.	43,300	2,683,301

Oil & Gas — 2.7%
EOG Resources, Inc.	27,000	1,952,910
GlobalSantaFe Corp.	28,159	2,140,647
Schlumberger Ltd.	28,200	2,961,000

		7,054,557

Pharmaceuticals — 7.4%
Abbott Laboratories	125,100	6,707,862
Elan Corp. Plc - ADR(b)	184,800	3,888,192
Gilead Sciences, Inc.(b)	96,200	3,931,694
Merck & Co., Inc.	102,046	5,274,758

		19,802,506

Retail Merchandising — 7.8%
Amazon.com, Inc.(b)	39,700	3,698,055
Kohl’s Corp.(b)	88,200	5,056,506
Macy’s, Inc.	90,883	2,937,339
Walgreen Co.	86,280	4,075,867
Wal-Mart Stores, Inc.	114,086	4,979,854

		20,747,621

Semiconductors & Related Devices — 3.1%
Broadcom Corp. - Class A(b)	54,900	2,000,556
PMC-Sierra, Inc.(b)	391,300	3,283,007
STMicroelectronics NV - NY Shares	173,281	2,902,457

		8,186,020

Soaps & Cosmetics — 1.6%
The Procter & Gamble Co.	60,300	4,241,502

Telecommunications — 7.5%
AT&T, Inc.	125,183	5,296,493
Clearwire Corp.(b)	38,500	940,940
NII Holdings, Inc.(b)	83,381	6,849,749
QUALCOMM, Inc.	87,829	3,711,653
Verizon Communications, Inc.	74,500	3,298,860

		20,097,695

Tobacco — 1.8%
Altria Group, Inc.	68,812	4,784,498

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	35

Schedule of Investments (concluded)	Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Transportation — 1.2%
Expeditors International of Washington, Inc.	64,528	$3,052,175

TOTAL COMMON STOCKS (Cost $198,827,892)		259,483,636

Warrant — 0.0%
Lucent Technologies, Inc. (issued 12/10/04, expiring 12/10/07, strike price $2.75)(b)(c) (Cost $7,615)	11,538	127

Short Term Investment — 0.2%
Galileo Money Market Fund, 4.72%(d) (Cost $589,059)	589,059	589,059

TOTAL INVESTMENTS IN SECURITIES — 97.7% (Cost $199,424,566(a))		260,072,822
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.3%		6,131,779

NET ASSETS — 100.0%		$266,204,601

(a)	Cost for federal income tax purposes is $200,096,155. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$63,354,819
Gross unrealized depreciation	(3,378,152)

$59,976,667

(b)	Non-income producing security.
(c)	As of September 30, 2007, the aggregate amount of shares called for by these warrants is 11,538. These warrants became exercisable as of 12/10/04.
(d)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

36	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 94.3%
Banks — 7.5%
The Bank of New York Mellon Corp.	323,400	$14,274,876
Cullen/Frost Bankers, Inc.	254,835	12,772,330
First Midwest Bancorp, Inc.	405,100	13,838,216
People’s United Financial, Inc.	863,620	14,923,354
Wintrust Financial Corp.	357,500	15,261,675
Zions Bancorporation	131,000	8,995,770

		80,066,221

Beverages & Bottling — 1.3%
Constellation Brands, Inc.(b)	569,100	13,777,911

Broadcasting — 1.3%
Belo Corp.	824,026	14,305,091

Business Services — 3.9%
The Brink’s Co.	270,600	15,121,128
Hewitt Associates, Inc. - Class A(b)	185,200	6,491,260
Invesco Plc - ADR	412,700	11,266,710
W.W. Grainger, Inc.	96,692	8,817,344

		41,696,442

Chemicals — 1.8%
Ashland, Inc.	134,800	8,116,308
Celanese Corp. - Series A	300,200	11,701,796

		19,818,104

Computer & Office Equipment — 1.7%
Electronics for Imaging, Inc.(b)	497,300	13,357,478
NCR Corp.(b)	99,600	4,960,080
Phase Metrics, Inc.(b)(c)	108,409	2,168

		18,319,726

Computer Software & Services — 2.6%
International Game Technology	303,900	13,098,090
Tech Data Corp.(b)	375,800	15,077,096

		28,175,186

Containers — 2.7%
Owens-Illinois, Inc.(b)	163,700	6,785,365
Pactiv Corp.(b)	461,300	13,220,858
Smurfit-Stone Container Corp.(b)	810,000	9,460,800

		29,467,023

Electronics — 2.0%
Agilent Technologies, Inc.(b)	282,000	10,400,160
Intersil Corp. - Class A	160,200	5,355,486
L-3 Communications Holdings, Inc.	55,300	5,648,342

		21,403,988

Energy & Utilities — 11.6%
Constellation Energy Group, Inc.	157,200	13,486,188
Edison International	286,600	15,891,970
Entergy Corp.	162,700	17,618,783
Equitable Resources, Inc.	272,500	14,134,575
NRG Energy, Inc.(b)	312,300	13,207,167
PPL Corp.	318,700	14,755,810
Public Service Enterprise Group, Inc.	167,700	14,755,923
Questar Corp.	254,900	13,389,897
Wisconsin Energy Corp.	172,300	7,758,669

		124,998,982

Entertainment & Leisure — 0.9%
Pinnacle Entertainment, Inc.(b)	344,900	9,391,627

Finance — 4.1%
Ambac Financial Group, Inc.	179,150	11,270,326
Capital One Financial Corp.	88,900	5,905,627
CIT Group, Inc.	329,400	13,241,880
Freedom Pay, Inc.(c)	43,051	431
TD Ameritrade Holding Corp.(b)	743,200	13,541,104

		43,959,368

Food & Agriculture — 3.5%
Dean Foods Co.	461,900	11,815,402
Del Monte Foods Co.(d)	1,400,617	14,706,478
Pilgrim’s Pride Corp.	314,050	10,906,957

		37,428,837

Insurance — 5.7%
Assurant, Inc.	252,300	13,498,050
AXIS Capital Holdings Ltd.	305,100	11,871,440
Conseco, Inc.(b)	700,367	11,205,872
Endurance Specialty Holdings Ltd.	270,719	11,248,375
XL Capital Ltd.	172,400	13,654,080

		61,477,817

Machinery & Heavy Equipment — 0.7%
Albany International Corp. - Class A	213,100	7,989,119

Manufacturing — 5.0%
Dover Corp.	236,500	12,049,675
Eaton Corp.	97,600	9,666,304
General Cable Corp.(b)	87,800	5,893,136
Jones Apparel Group, Inc.	550,800	11,638,404
Polypore International, Inc.(b)	460,800	6,478,848
Textron, Inc.	125,600	7,813,576

		53,539,943

Medical & Medical Services — 4.0%
Coventry Health Care, Inc.(b)	175,500	10,917,855
Covidien Ltd.	228,500	9,482,750
Omnicare, Inc.	334,959	11,097,192
Quest Diagnostics, Inc.	194,200	11,218,934

		42,716,731

Medical Instruments & Supplies — 2.0%
The Cooper Cos., Inc.,	161,100	8,444,862
DJ Orthopedics, Inc.(b)	32,500	1,595,750
Hillenbrand Industries, Inc.	199,166	10,958,113

		20,998,725

Metal & Mining — 2.2%
CONSOL Energy, Inc.	193,300	9,007,780
Massey Energy Co.	280,361	6,117,477
Reliance Steel & Aluminum Co.	142,800	8,073,912

		23,199,169

Motor Vehicles — 1.5%
Ford Motor Co.(b)	920,314	7,813,466
General Motors Corp.	238,600	8,756,620

		16,570,086

Oil & Gas — 4.6%
Diamond Offshore Drilling, Inc.	85,600	9,697,624
EOG Resources, Inc.	165,000	11,934,450
Grant Prideco, Inc.(b)	127,100	6,929,492

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	37

Schedule of Investments (concluded)	Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Oil & Gas (Continued)
Newfield Exploration Co.(b)	231,000	$11,124,960
Southwestern Energy Co.(b)	227,900	9,537,615

		49,224,141

Publishing & Printing — 2.3%
The McGraw-Hill Cos., Inc.	219,600	11,179,836
R.R. Donnelley & Sons Co.	376,800	13,775,808

		24,955,644

Railroad & Shipping — 1.2%
Norfolk Southern Corp.	247,600	12,852,916

Real Estate — 4.0%
Boston Properties, Inc. (REIT)	128,800	13,382,320
Mack-Cali Realty Corp. (REIT)	266,200	10,940,820
ProLogis (REIT)	80,700	5,354,445
Simon Property Group, Inc. (REIT)	135,500	13,550,000

		43,227,585

Restaurants — 0.3%
CKE Restaurants, Inc.	217,000	3,517,570

Retail Merchandising — 9.0%
Advance Auto Parts, Inc.	270,400	9,074,624
Borders Group, Inc.	501,000	6,678,330
Limited Brands, Inc.	598,700	13,704,243
Longs Drug Stores Corp.	183,600	9,119,412
Macy’s, Inc.	356,700	11,528,544
Office Depot, Inc.(b)	749,500	15,454,690
Safeway, Inc.	476,500	15,776,915
SUPERVALU, Inc.	174,700	6,815,047
The Talbots, Inc.	470,674	8,472,132

		96,623,937

Security Brokers & Dealers — 1.4%
Piper Jaffray Cos., Inc.(b)	269,800	14,461,280

Semiconductors & Related Devices — 0.8%
Micron Technology, Inc.(b)	750,500	8,330,550

Telecommunications — 2.0%
Amdocs Ltd.(b)	225,914	8,401,741
Anixter International, Inc.(b)	109,375	9,017,970
Avid Technology, Inc.(b)	160,900	4,357,172

		21,776,883

Textiles — 0.7%
Carter’s, Inc.(b)	399,700	7,974,015

Tobacco — 1.2%
Loews Corp.-Carolina Group	149,500	12,293,385

Waste Management — 0.8%
URS Corp.(b)	146,600	8,275,570

TOTAL COMMON STOCKS (Cost $888,097,812)		1,012,813,572

Short Term Investment — 6.2%
Galileo Money Market Fund, 4.72%(e) (Cost $66,247,721)	66,247,721	66,247,721

TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN — 100.5% (Cost $954,345,533(a))		1,079,061,293

	Number of Contracts
Call Options Written — (0.1)%
Lehman Brothers, Inc., Strike Price $50, Expires 10/20/07	(400)	(35,000)
Warburg Dillion Read LLC, Strike Price $45, Expires 10/20/07	(500)	(130,000)

TOTAL CALL OPTIONS WRITTEN (Premiums received $94,699)		(165,000)

TOTAL INVESTMENTS NET OF OUTSTANDING OPTIONS WRITTEN — 100.4% (Cost $954,250,835)		1,078,896,293
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(4,751,351)

NET ASSETS — 100.0%		$1,074,144,942

(a)	Cost for federal income tax purposes is $973,944,116. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$142,272,734
Gross unrealized depreciation	(37,155,557)

$105,117,177

(b)	Non-income producing security.
(c)

Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2007, these securities had a total market value of $2,599, which represents less than 0.1% of net assets.

(d)	Security, or a portion thereof, with a market value of $8,137,500 has been pledged as collateral for call options written.
(e)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

38	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 97.5%
Aerospace — 2.7%
BE Aerospace, Inc.(b)	104,400	$4,335,732
Goodrich Corp.	101,400	6,918,522

		11,254,254

Banks — 1.8%
Fidelity National Information Services, Inc.	163,700	7,263,369

Broadcasting — 1.0%
CKX, Inc.(b)	353,000	4,345,430

Business Services — 2.6%
Genpact Ltd.(b)	130,400	2,210,280
Invesco Plc - ADR	88,700	2,421,510
Iron Mountain, Inc.(b)	203,400	6,199,632

		10,831,422

Chemicals — 3.5%
Agrium, Inc.	133,800	7,276,044
Celanese Corp. - Series A	186,900	7,285,362

		14,561,406

Computer Software & Services — 13.8%
ACI Worldwide, Inc.(b)	156,800	3,504,480
Adobe Systems, Inc.(b)	189,600	8,277,936
Foundry Networks, Inc.(b)	319,800	5,682,846
IHS, Inc.(b)	125,000	7,061,250
International Game Technology	127,000	5,473,700
Jack Henry & Associates, Inc.	162,400	4,199,664
Juniper Networks, Inc.(b)	213,800	7,827,218
MICROS Systems, Inc.(b)	97,900	6,370,353
NAVTEQ Corp.(b)	27,100	2,112,987
Parametric Technology Corp.(b)	211,800	3,689,556
VeriFone Holdings, Inc.(b)	40,400	1,790,932
VMware, Inc.(b)	13,700	1,164,500

		57,155,422

Electronics — 4.8%
Ametek, Inc.	194,600	8,410,612
Amphenol Corp.	194,400	7,729,344
Intersil Corp. - Class A	113,000	3,777,590

		19,917,546

Entertainment & Leisure — 5.1%
DreamWorks Animation SKG, Inc. - Class A(b)	218,900	7,315,638
Orient-Express Hotels Ltd. - Class A	85,400	4,378,458
Pinnacle Entertainment, Inc.(b)	105,500	2,872,765
Scientific Games Corp. - Class A(b)	173,500	6,523,600

		21,090,461

Finance — 4.8%
Affiliated Managers Group, Inc.(b)	26,200	3,340,762
AllianceBernstein Holding LP	47,200	4,156,904
CME Group, Inc.	15,100	8,868,985
T. Rowe Price Group, Inc.	60,100	3,346,969

		19,713,620

Food & Agriculture — 0.9%
Panera Bread Co. - Class A(b)	86,300	3,521,040

Machinery & Heavy Equipment — 1.1%
Joy Global, Inc.	86,200	4,384,132

Manufacturing — 3.3%
IDEX Corp.	177,900	6,473,781
Precision Castparts Corp.	34,700	5,134,906
Quanex Corp.	47,400	2,226,852

		13,835,539

Measuring & Controlling Devices — 2.8%
Thermo Electron Corp.(b)	202,800	11,705,617

Medical & Medical Services — 6.2%
Coventry Health Care, Inc.(b)	77,450	4,818,165
Magellan Health Services, Inc.(b)	75,000	3,043,500
Medco Health Solutions, Inc.(b)	100,900	9,120,351
Pediatrix Medical Group, Inc.(b)	135,900	8,890,578

		25,872,594

Medical Instruments & Supplies — 3.2%
Hologic, Inc.(b)	98,100	5,984,100
Kyphon, Inc.(b)	14,800	1,036,000
Martek Biosciences Corp.(b)	186,900	5,425,707
Waters Corp.(b)	12,200	816,424

		13,262,231

Metal & Mining — 3.7%
Century Aluminum Co.(b)	97,900	5,154,435
CONSOL Energy, Inc.	122,900	5,727,140
Massey Energy Co.	202,600	4,420,732

		15,302,307

Miscellaneous Services — 1.2%
TeleTech Holdings, Inc.(b)	199,900	4,779,609

Motor Vehicles — 2.5%
Oshkosh Truck Corp.	169,800	10,522,506

Oil & Gas — 8.0%
Acergy SA - ADR	190,800	5,666,760
BJ Services Co.	90,500	2,402,775
Chesapeake Energy Corp.	121,700	4,291,142
ENSCO International, Inc.	47,600	2,670,360
EOG Resources, Inc.	81,200	5,873,196
GlobalSantaFe Corp.	42,000	3,192,840
Newfield Exploration Co.(b)	146,705	7,065,312
Noble Corp.	42,400	2,079,720

		33,242,105

Personal Services — 0.6%
Life Time Fitness, Inc.(b)	39,400	2,416,796

Pharmaceuticals — 5.1%
Endo Pharmaceuticals Holdings, Inc.(b)	168,300	5,218,983
IMS Health, Inc.	145,300	4,451,992
Medicis Pharmaceutical Corp.	169,400	5,168,394
Shire Plc - ADR	85,656	6,336,831

		21,176,200

Railroad & Shipping — 1.0%
UTI Worldwide, Inc.	172,200	3,957,156

Retail Merchandising — 7.7%
Advance Auto Parts, Inc.	121,300	4,070,828
Dick’s Sporting Goods, Inc.(b)	61,500	4,129,725
GameStop Corp.(b)	196,300	11,061,505
J.C. Penney Co., Inc.	102,400	6,489,088
TJX Cos., Inc.	215,000	6,250,050

		32,001,196

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	39

Schedule of Investments (concluded)	Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Semiconductors & Related Devices — 3.0%
Lam Research Corp.(b)	128,393	$6,838,211
PMC-Sierra, Inc.(b)	668,200	5,606,198

		12,444,409

Soaps & Cosmetics — 1.1%
Bare Escentuals, Inc.(b)	178,200	4,431,834

Telecommunications — 6.0%
Amdocs Ltd.(b)	207,100	7,702,049
American Tower Corp. - Class A(b)	145,300	6,326,362
Harris Corp.	188,300	10,881,857

		24,910,268

TOTAL COMMON STOCKS
(Cost $305,076,132)		403,898,469

Short Term Investment — 2.9%
Galileo Money Market Fund, 4.72%(c) (Cost $12,302,234)	12,302,234	12,302,234

TOTAL INVESTMENTS IN SECURITIES — 100.4% (Cost $317,378,366(a))		416,200,703
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(1,738,708)

NET ASSETS — 100.0%		$414,461,995

(a)	Cost for federal income tax purposes is $317,620,493. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$114,509,986
Gross unrealized depreciation	(15,929,776)

$98,580,210

(b)	Non-income producing security.
(c)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

40	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Aurora Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 99.5%
Canada — 2.7%
Real Estate — 2.7%
Boardwalk Real Estate Investment Trust (REIT)	856,044	$40,751,705

United States — 96.8%
Aerospace — 3.1%
Orbital Sciences Corp.(b)	463,377	10,305,504
Spirit AeroSystems Holdings, Inc. - Class A(b)	648,623	25,257,380
Teledyne Technologies, Inc.(b)	193,000	10,304,270

		45,867,154

Banks — 7.0%
Colonial BancGroup, Inc.	844,800	18,264,576
Cullen/Frost Bankers, Inc.	449,900	22,548,988
First Midwest Bancorp, Inc.	452,500	15,457,400
People’s United Financial, Inc.	873,400	15,092,352
Sterling Bancshares, Inc.	1,430,911	16,326,694
United Bankshares, Inc.	207,400	6,313,256
Wintrust Financial Corp.	248,068	10,590,023

		104,593,289

Business Services — 3.9%
The Brink’s Co.	727,700	40,663,876
Hiedrick & Struggles International, Inc.(b)	42,467	1,547,922
PHH Corp.(b)	615,400	16,172,712

		58,384,510

Chemicals — 1.1%
Celanese Corp. - Series A	429,800	16,753,604

Computer & Office Equipment — 1.2%
Electronics for Imaging, Inc.(b)	671,300	18,031,118

Computer Software & Services — 6.3%
Blackboard, Inc.(b)	171,900	7,879,896
Checkfree Corp.(b)	263,700	12,272,598
priceline.com, Inc.(b)	364,100	32,313,875
Sybase, Inc.(b)	851,400	19,692,882
Tech Data Corp.(b)	280,700	11,261,684
TIBCO Software, Inc.(b)	309,573	2,287,745
Trident Microsystems, Inc.(b)	525,100	8,343,839

		94,052,519

Construction — 5.1%
Chicago Bridge & Iron Co. NV - ADR	1,044,300	44,967,558
Perini Corp.(b)	252,000	14,094,360
Texas Industries, Inc.	217,700	17,089,450

		76,151,368

Containers — 1.7%
Crown Holdings, Inc.(b)	471,500	10,731,340
Pactiv Corp.(b)	525,300	15,055,098

		25,786,438

Electronics — 1.3%
Intersil Corp. - Class A	227,000	7,588,610
RF Micro Devices, Inc.(b)	1,780,400	11,982,092

		19,570,702

Energy & Utilities — 2.5%
CMS Energy Corp.	484,700	8,152,654
Equitable Resources, Inc.	149,300	7,744,191
Integrys Energy Group, Inc.	217,955	11,165,835
Vectren Corp.	389,000	10,615,810

		37,678,490

Entertainment & Leisure — 8.0%
Morgans Hotel Group Co.(b)	1,013,593	22,045,648
Orient-Express Hotels Ltd. - Class A	562,300	28,829,121
Pinnacle Entertainment, Inc.(b)	983,034	26,768,016
Scientific Games Corp. - Class A(b)	570,700	21,458,320
Steiner Leisure Ltd.(b)	258,400	11,214,560
WMS Industries, Inc.(b)	288,500	9,549,350

		119,865,015

Finance — 2.2%
Affiliated Managers Group, Inc.(b)	259,800	33,127,098

Food & Agriculture — 3.9%
Hain Celestial Group, Inc.(b)	1,029,408	33,074,878
Pilgrim’s Pride Corp.	718,900	24,967,397

		58,042,275

Insurance — 3.4%
Aspen Insurance Holdings Ltd.	607,400	16,952,534
Endurance Specialty Holdings Ltd.	404,711	16,815,742
Platinum Underwriters Holdings Ltd.	488,677	17,572,825

		51,341,101

Machinery & Heavy Equipment — 0.5%
Albany International Corp. - Class A	213,000	7,985,370

Manufacturing — 7.7%
Commercial Metals Co.	589,630	18,661,789
Donaldson Co., Inc.	360,900	15,071,184
Elizabeth Arden, Inc.(b)	556,400	15,000,544
Fuller (H.B.) Co.	551,900	16,380,392
General Cable Corp.(b)	191,500	12,853,480
Hexel Corp.(b)	670,500	15,227,055
Lennox International, Inc.	433,000	14,635,400
The Scotts Miracle-Gro Co. - Class A	190,400	8,139,600

		115,969,444

Medical & Medical Services — 2.5%
Coventry Health Care, Inc.(b)	126,600	7,875,786
Kindred Healthcare, Inc.(b)	346,700	6,209,397
Magellan Health Services, Inc.(b)	591,800	24,015,244

		38,100,427

Medical Instruments & Supplies — 4.4%
The Cooper Cos., Inc.,	343,700	18,016,754
DENTSPLY International, Inc.	200,800	8,361,312
DJ Orthopedics, Inc.(b)	818,500	40,188,350

		66,566,416

Metal & Mining — 0.8%
Foundation Coal Holdings, Inc.	300,000	11,760,000

Motor Vehicles — 0.9%
LKQ Corp.(b)	400,000	13,924,000

Oil & Gas — 5.2%
Cal Dive International, Inc.(b)	313,300	4,699,500

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	41

Schedule of Investments (concluded)	Aurora Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
United States (Continued)
Oil & Gas (Continued)
Cameron International Corp.(b)	135,200	$12,477,608
FMC Technologies, Inc.(b)	180,000	10,378,800
Grant Prideco, Inc.(b)	259,800	14,164,296
Petrohawk Energy Corp.(b)	835,200	13,713,984
Southwest Gas Corp.	390,036	11,034,118
Southwestern Energy Co.(b)	270,900	11,337,165

		77,805,471

Paper & Forest Products — 1.3%
Louisiana-Pacific Corp.	1,169,300	19,843,021

Pharmaceuticals — 1.9%
Axcan Pharma, Inc.(b)	1,004,783	20,869,343
Dyax Corp.(b)	1,721,200	6,196,320
PharMerica Corp.(b)	126,901	1,893,356

		28,959,019

Real Estate — 1.5%
Alexandria Real Estate Equities, Inc. (REIT)	166,200	15,998,412
iStar Financial, Inc. (REIT)	215,100	7,311,249

		23,309,661

Retail Merchandising — 10.6%
American Eagle Outfitters, Inc.	363,600	9,566,317
AnnTaylor Stores Corp.(b)	404,400	12,807,348
BJ’s Wholesale Club, Inc.(b)	1,471,000	48,778,360
Charlotte Russe Holding, Inc.(b)	497,900	7,289,256
Copart, Inc.(b)	354,300	12,184,377
PetSmart, Inc.	589,200	18,795,480
Ruddick Corp.	499,300	16,746,522
Saks, Inc.	582,569	9,991,058
Sally Beauty Holdings, Inc.(b)	910,700	7,695,415
The Talbots, Inc.	843,300	15,179,400

		159,033,533

Security Brokers & Dealers — 1.8%
Piper Jaffray Cos., Inc.(b)	511,400	27,411,040

Semiconductors & Related Devices — 1.0%
Integrated Device Technology, Inc.(b)	442,900	6,856,092
PMC-Sierra, Inc.(b)	940,200	7,888,278

		14,744,370

Telecommunications — 2.3%
Polycom, Inc.(b)	656,600	17,636,276
Tessera Technologies, Inc.(b)	456,000	17,100,000

		34,736,276

Transportation — 1.2%
Kirby Corp.(b)	248,200	10,955,548
Landstar System, Inc.	175,100	7,348,947

		18,304,495

Waste Management — 2.5%
URS Corp.(b)	665,600	37,573,120

Total United States		1,455,270,344

TOTAL COMMON STOCKS (Cost $1,328,455,959)		1,496,022,049

Short Term Investment — 0.5%
Galileo Money Market Fund, 4.72%(c) (Cost $6,238,300)	6,238,300	6,238,300

TOTAL INVESTMENTS IN SECURITIES — 100.0% (Cost $1,334,694,259(a))		1,502,260,349
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		551,521

NET ASSETS — 100.0%		$1,502,811,870

(a)	Cost for federal income tax purposes is $1,342,131,615. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$218,142,257
Gross unrealized depreciation	(58,013,523)

$160,128,734

(b)	Non-income producing security.
(c)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

42	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Small/Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 98.6%
Aerospace — 4.9%
Argon ST, Inc.(b)	156,600	$3,100,680
BE Aerospace, Inc.(b)	126,400	5,249,392
Goodrich Corp.	36,300	2,476,749
Spirit AeroSystems Holdings, Inc. - Class A(b)	84,400	3,286,536

		14,113,357

Banks — 2.7%
Fidelity National Information Services, Inc.	68,848	3,054,786
Signature Bank(b)	75,300	2,652,819
UMB Financial Corp.	50,000	2,143,000

		7,850,605

Broadcasting — 2.2%
CKX, Inc.(b)	508,300	6,257,173

Business Services — 7.9%
The Advisory Board Co.(b)	42,200	2,467,434
CommVault Systems, Inc.(b)	170,254	3,153,104
ExlService Holdings, Inc.(b)	285,108	6,061,396
Forrester Research, Inc.(b)	171,457	4,041,242
Invesco Plc - ADR	130,200	3,554,460
Net1 UEPS Technologies, Inc.(b)	122,200	3,320,174

		22,597,810

Chemicals — 1.8%
Celanese Corp. - Series A	129,000	5,028,420

Computer Software & Services — 16.9%
ACI Worldwide, Inc.(b)	115,200	2,574,720
Blackboard, Inc.(b)	111,100	5,092,824
Foundry Networks, Inc.(b)	142,300	2,528,671
IHS, Inc.(b)	84,708	4,785,155
International Game Technology	70,500	3,038,550
Jack Henry & Associates, Inc.	115,446	2,985,434
MICROS Systems, Inc.(b)	68,200	4,437,774
Parametric Technology Corp.(b)	166,800	2,905,656
SkillSoft Plc - ADR(b)	1,037,000	9,322,630
SonicWALL, Inc.(b)	692,300	6,043,779
Sykes Enterprises, Inc.(b)	264,684	4,396,401

		48,111,594

Electronics — 2.8%
Ametek, Inc.	89,000	3,846,580
Intersil Corp. - Class A	88,000	2,941,840
Silicon Motion Technology Corp. - ADR(b)	56,638	1,274,921

		8,063,341

Energy & Utilities — 2.3%
Airgas, Inc.	59,178	3,055,360
Questar Corp.	66,300	3,482,739

		6,538,099

Entertainment & Leisure — 4.7%
DreamWorks Animation SKG, Inc. - Class A(b)	97,032	3,242,810
Orient-Express Hotels Ltd. - Class A	58,900	3,019,803
Pinnacle Entertainment, Inc.(b)	102,362	2,787,317
Scientific Games Corp. - Class A(b)	114,600	4,308,960

		13,358,890

Finance — 4.8%
Affiliated Managers Group, Inc.(b)	23,900	3,047,488
CME Group, Inc.	7,890	4,634,191
eTelecare Global Solutions, Inc.(b)	262,000	2,871,520
Wright Express Corp.(b)	85,118	3,105,956

		13,659,155

Food & Agriculture — 1.0%
Panera Bread Co. - Class A(b)	67,900	2,770,320

Machinery & Heavy Equipment — 1.1%
Joy Global, Inc.	59,400	3,021,084

Manufacturing — 2.9%
Quanex Corp.	61,000	2,865,780
Sirona Dental Systems, Inc.(b)	94,300	3,363,681
Smith & Wesson Holding Corp.(b)	109,500	2,090,355

		8,319,816

Medical & Medical Services — 6.7%
Coventry Health Care, Inc.(b)	62,160	3,866,974
Magellan Health Services, Inc.(b)	70,400	2,856,832
MedCath Corp.(b)	114,700	3,149,662
Noven Pharmaceuticals, Inc.(b)	115,800	1,844,694
Pediatrix Medical Group, Inc.(b)	86,500	5,658,830
Qiagen NV(b)	92,315	1,791,834

		19,168,826

Medical Instruments & Supplies — 8.3%
Cutera, Inc.(b)	179,888	4,714,864
Hologic, Inc.(b)	68,900	4,202,900
Kyphon, Inc.(b)	68,600	4,802,000
SonoSite, Inc.(b)	121,578	3,710,561
Wright Medical Group, Inc.(b)	144,748	3,882,141
Zoll Medical Corp.(b)	90,362	2,342,183

		23,654,649

Metal & Mining — 3.1%
Century Aluminum Co.(b)	47,100	2,479,815
CONSOL Energy, Inc.	67,300	3,136,180
Massey Energy Co.	150,300	3,279,546

		8,895,541

Miscellaneous Services — 1.0%
TeleTech Holdings, Inc.(b)	115,972	2,772,891

Motor Vehicles — 1.3%
Oshkosh Truck Corp.	57,700	3,575,669

Oil & Gas — 3.2%
EOG Resources, Inc.	20,400	1,475,532
Newfield Exploration Co.(b)	61,300	2,952,208
Noble Corp.	26,900	1,319,445
Superior Energy Services, Inc.(b)	98,000	3,473,120

		9,220,305

Personal Services — 1.2%
Life Time Fitness, Inc.(b)	55,214	3,386,827

Pharmaceuticals — 5.4%
Endo Pharmaceuticals Holdings, Inc.(b)	137,500	4,263,875
IMS Health, Inc.	109,820	3,364,885
Medicis Pharmaceutical Corp.	129,000	3,935,790
Shire Plc - ADR	50,676	3,749,010

		15,313,560

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	43

Schedule of Investments (concluded)	Small/Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Restaurants — 1.2%
Ruth’s Chris Steak House, Inc.(b)	240,500	$3,427,125

Retail Merchandising — 4.4%
Dick’s Sporting Goods, Inc.(b)	73,315	4,923,102
GameStop Corp.(b)	100,966	5,689,434
J.C. Penney Co., Inc.	32,300	2,046,851

		12,659,387

Semiconductors & Related Devices — 2.9%
Microsemi Corp.(b)	124,300	3,465,484
Standard Microsystems Corp.(b)	125,600	4,825,552

		8,291,036

Telecommunications — 3.9%
Amdocs Ltd.(b)	93,075	3,461,459
American Tower Corp. - Class A(b)	83,400	3,631,236
Harris Corp.	67,900	3,923,941

		11,016,636

TOTAL INVESTMENTS IN SECURITIES — 98.6%
(Cost $224,765,918(a))		$281,072,116
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.4%		3,983,285

NET ASSETS — 100.0%		$285,055,401

(a)	Cost for federal income tax purposes is $225,696,297. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$66,367,145
Gross unrealized depreciation	(10,991,326)

$55,375,819

(b)	Non-income producing security.

See accompanying notes to financial statements.

44	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Small Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 99.4%
Aerospace — 2.2%
ABX Air, Inc.(b)	56,434	$399,553
Orbital Sciences Corp.(b)	49,000	1,089,760

		1,489,313

Banks — 11.5%
Boston Private Financial Holdings, Inc.	13,600	378,624
Cathay General Bancorp	27,699	892,185
Columbia Banking System, Inc.	10,592	337,037
First Midwest Bancorp, Inc.	26,000	888,160
First Niagara Financial Group, Inc.	84,200	1,191,430
KBW, Inc.(b)	25,469	732,998
Sterling Bancshares, Inc.	50,028	570,819
Sterling Financial Corp.	37,060	997,285
Umpqua Holdings Corp.	22,441	449,044
United Bankshares, Inc.	21,480	653,851
Wintrust Financial Corp.	11,456	489,057
WSFS Financial Corp.	5,494	342,826

		7,923,316

Broadcasting — 0.5%
Belo Corp.	8,456	146,796
Outdoor Channel Holdings, Inc.(b)	24,500	221,235

		368,031

Business Services — 3.4%
The Brink’s Co.	27,100	1,514,348
Hiedrick & Struggles International, Inc.(b)	23,444	854,534

		2,368,882

Chemicals — 0.9%
Sensient Technologies Corp.	20,690	597,320

Computer & Office Equipment — 1.5%
Electronics for Imaging, Inc.(b)	38,800	1,042,168

Computer Software & Services — 4.0%
Epicor Software Corp.(b)	20,100	276,777
Lawson Software, Inc.(b)	101,100	1,012,011
Mentor Graphics Corp.(b)	28,000	422,800
SkillSoft Plc - ADR(b)	51,500	462,985
Tech Data Corp.(b)	4,600	184,552
Trident Microsystems, Inc.(b)	23,900	379,771

		2,738,896

Construction — 5.0%
Dycom Industries, Inc.(b)	38,302	1,173,190
Great Lakes Dredge & Dock Corp.(b)	45,800	401,208
Perini Corp.(b)	12,977	725,804
Texas Industries, Inc.	14,400	1,130,400

		3,430,602

Containers — 2.1%
Silgan Holdings, Inc.	26,900	1,445,875

Electronics — 1.6%
RF Micro Devices, Inc.(b)	164,400	1,106,412

Energy & Utilities — 2.0%
Black Hills Corp.	8,200	336,364
UIL Holdings Corp.	21,700	683,550
USEC, Inc.(b)	37,000	379,250

		1,399,164

Entertainment & Leisure — 7.1%
Leapfrog Enterprises, Inc.(b)	36,206	298,700
Morgans Hotel Group Co.(b)	47,704	1,037,562
Orient-Express Hotels Ltd. - Class A	25,300	1,297,131
Pinnacle Entertainment, Inc.(b)	56,000	1,524,880
Vail Resorts, Inc.(b)	12,122	755,079

		4,913,352

Food & Agriculture — 2.0%
Hain Celestial Group, Inc.(b)	31,600	1,015,308
Pilgrim’s Pride Corp.	10,300	357,719

		1,373,027

Insurance — 4.4%
Aspen Insurance Holdings Ltd.	17,600	491,216
Endurance Specialty Holdings Ltd.	13,585	564,457
IPC Holdings Ltd.	39,480	1,138,998
Platinum Underwriters Holdings Ltd.	22,989	826,684

		3,021,355

Machinery & Heavy Equipment — 2.2%
Albany International Corp. - Class A	12,100	453,629
Astec Industries, Inc.(b)	11,100	637,695
H&E Equipment Services, Inc.(b)	22,900	411,742

		1,503,066

Manufacturing — 7.0%
Actuant Corp. - Class A	6,300	409,311
Chart Industries, Inc.(b)	24,400	784,704
Elizabeth Arden, Inc.(b)	34,996	943,492
Fuller (H.B.) Co.	42,100	1,249,528
Goodman Global, Inc.(b)	46,501	1,110,444
Watson Wyatt Worldwide, Inc.	7,900	355,026

		4,852,505

Medical & Medical Services — 3.4%
Amedisys, Inc.(b)	20,300	779,926
Kindred Healthcare, Inc.(b)	28,800	515,808
Magellan Health Services, Inc.(b)	25,562	1,037,306

		2,333,040

Medical Instruments & Supplies — 1.1%
Invacare Corp.	31,300	731,794
Orthofix International NV(b)	328	16,062

		747,856

Metal & Mining — 0.4%
AM Castle & Co.	9,100	296,660

Motor Vehicles — 1.5%
LKQ Corp.(b)	30,300	1,054,743

Oil & Gas — 5.5%
Cal Dive International, Inc.(b)	34,000	510,000
Delta Petroleum Corp.(b)	39,700	712,615
Hercules Offshore, Inc.(b)	21,746	567,788
North American Energy Partners, Inc.(b)	26,200	452,212
Southwest Gas Corp.	21,412	605,746
Swift Energy Co.(b)	23,100	945,252

		3,793,613

Paper & Forest Products — 1.3%
Louisiana-Pacific Corp.	50,900	863,773

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	45

Schedule of Investments (concluded)	Small Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Pharmaceuticals — 3.2%
Axcan Pharma, Inc.(b)	86,894	$1,804,788
PharMerica Corp.(b)	28,588	426,533

		2,231,321

Real Estate — 5.5%
Arbor Realty Trust, Inc. (REIT)	52,022	982,696
Capital Trust, Inc. (REIT)	14,164	502,822
Gramercy Capital Corp. (REIT)	49,218	1,238,817
LaSalle Hotel Properties (REIT)	24,900	1,047,792

		3,772,127

Retail Merchandising — 12.4%
AnnTaylor Stores Corp.(b)	20,400	646,068
BJ’s Wholesale Club, Inc.(b)	66,200	2,195,192
Dress Barn, Inc.(b)	24,900	423,549
Fossil, Inc.(b)	22,000	821,920
Jos. A. Bank Clothiers, Inc.(b)	2,400	80,208
Longs Drug Stores Corp.	20,700	1,028,169
Ruddick Corp.	46,000	1,542,840
Sally Beauty Holdings, Inc.(b)	42,684	360,680
The Talbots, Inc.	38,300	689,400
Tween Brands, Inc.(b)	22,400	735,616

		8,523,642

Security Brokers & Dealers — 2.5%
Piper Jaffray Cos., Inc.(b)	25,864	1,386,310
TradeStation Group, Inc.(b)	29,000	338,430

		1,724,740

Semiconductors & Related Devices — 1.1%
Cirrus Logic, Inc.(b)	51,300	328,320
PMC-Sierra, Inc.(b)	48,200	404,398

		732,718

Telecommunications — 0.5%
Tessera Technologies, Inc.(b)	9,559	358,462

Textiles — 0.6%
Carter’s, Inc.(b)	21,800	434,910

Transportation — 1.5%
Kirby Corp.(b)	11,900	525,266
Knight Transportation, Inc.	31,200	536,952

		1,062,218

Waste Management — 1.5%
Waste Connections, Inc.(b)	31,850	1,011,556

TOTAL COMMON STOCKS
(Cost $63,209,495)		68,514,663

Short Term Investment — 1.1%
Galileo Money Market Fund, 4.72%(c) (Cost $749,878)	749,878	749,878

TOTAL INVESTMENTS IN SECURITIES — 100.5%
(Cost $63,959,373(a))		69,264,541
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(355,436)

NET ASSETS — 100.0%		$68,909,105

(a)	Cost for federal income tax purposes is $64,430,606. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$7,636,819
Gross unrealized depreciation	(2,802,884)

$4,833,935

(b)	Non-income producing security.
(c)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

46	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Small Cap Core Equity Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 98.1%
Aerospace — 2.1%
AAR Corp.(b)	33,750	$1,023,975
Orbital Sciences Corp.(b)	54,750	1,217,640

		2,241,615

Banks — 7.1%
Boston Private Financial Holdings, Inc.	34,700	966,048
CoBiz, Inc.	57,100	977,552
Columbia Banking System, Inc.	27,200	865,504
First State Bancorporation	18,300	359,412
Greenhill & Co., Inc.	16,700	1,019,535
KBW, Inc.(b)	42,800	1,231,784
Umpqua Holdings Corp.	52,700	1,054,527
Wintrust Financial Corp.	29,300	1,250,817

		7,725,179

Business Services — 3.9%
Forrester Research, Inc.(b)	55,950	1,318,742
Hiedrick & Struggles International, Inc.(b)	15,400	561,330
HMS Holdings Corp.(b)	32,245	793,549
National Financial Partners Corp.	19,700	1,043,706
Net1 UEPS Technologies, Inc.(b)	20,450	555,626

		4,272,953

Computer & Office Equipment — 0.9%
Electronics for Imaging, Inc.(b)	35,100	942,786

Computer Software & Services — 12.0%
Aladdin Knowledge Systems Ltd.(b)	30,500	681,980
Blackboard, Inc.(b)	31,100	1,425,624
CACI International, Inc.(b)	13,450	687,160
Guidance Software, Inc.(b)	100,700	1,275,869
Lawson Software, Inc.(b)	131,150	1,312,812
Phase Forward, Inc.(b)	81,000	1,620,810
PROS Holdings, Inc.(b)	25,700	310,199
Quality Systems, Inc.	23,600	864,468
SkillSoft Plc - ADR(b)	310,650	2,792,744
Trident Microsystems, Inc.(b)	59,050	938,304
The TriZetto Group, Inc.(b)	70,468	1,233,895

		13,143,865

Containers — 1.0%
Silgan Holdings, Inc.	20,750	1,115,312

Electronics — 2.1%
Brady Corp.	23,500	843,180
RF Micro Devices, Inc.(b)	215,400	1,449,642

		2,292,822

Energy & Utilities — 2.5%
El Paso Electric Co.(b)	33,300	770,229
Houston Wire & Cable Co.	31,900	577,709
UIL Holdings Corp.	42,500	1,338,750

		2,686,688

Entertainment & Leisure — 5.8%
Morgans Hotel Group Co.(b)	58,950	1,282,163
Orient-Express Hotels Ltd. - Class A	60,735	3,113,883
Pinnacle Entertainment, Inc.(b)	69,000	1,878,870

		6,274,916

Finance — 0.6%
Evercore Partners, Inc.	24,500	644,105

Food & Agriculture — 1.0%
Diamond Foods, Inc.	30,700	634,262
Sanderson Farms, Inc.	11,400	475,038

		1,109,300

Insurance — 2.7%
First Mercury Financial Corp.(b)	73,200	1,574,532
National Atlantic Holdings Corp. - Class A(b)	38,500	356,510
Platinum Underwriters Holdings Ltd.	29,379	1,056,469

		2,987,511

Machinery & Heavy Equipment — 1.6%
Altra Holdings, Inc.(b)	57,700	961,859
H&E Equipment Services, Inc.(b)	43,300	778,534

		1,740,393

Manufacturing — 9.9%
Accuride Corp.(b)	59,400	719,334
Actuant Corp. - Class A	26,600	1,728,202
AptarGroup, Inc.	14,200	537,754
Blount International, Inc.(b)	22,700	257,872
Chart Industries, Inc.(b)	40,200	1,292,832
Chattem, Inc.(b)	18,600	1,311,672
Elizabeth Arden, Inc.(b)	62,900	1,695,784
Fuller (H.B.) Co.	34,900	1,035,832
Hardinge, Inc.	42,900	1,494,207
Hexel Corp.(b)	34,500	783,495

		10,856,984

Medical & Medical Services — 3.9%
Amedisys, Inc.(b)	41,700	1,602,114
Cross Country Healthcare, Inc.(b)	32,500	567,775
Pediatrix Medical Group, Inc.(b)	31,350	2,050,917

		4,220,806

Medical Instruments & Supplies — 11.0%
Align Technology, Inc.(b)	21,500	544,595
Allscripts Healthcare Solutions, Inc.(b)	50,800	1,373,124
DJ Orthopedics, Inc.(b)	95,350	4,681,685
ev3, Inc.(b)	79,650	1,307,853
Hologic, Inc.(b)	16,450	1,003,450
Immucor, Inc.(b)	35,700	1,276,275
MWI Veterinary Supply, Inc.(b)	20,381	769,383
Orthofix International NV(b)	21,700	1,062,649

		12,019,014

Metal & Mining — 0.7%
AM Castle & Co.	24,800	808,480

Oil & Gas — 4.8%
Allis-Chalmers Energy, Inc.(b)	16,600	314,404
Cal Dive International, Inc.(b)	33,600	504,000
Goodrich Petroleum Corp.(b)	27,450	870,165
Hercules Offshore, Inc.(b)	30,550	797,661
Ion Geophysical Corp.(b)	32,600	450,858
Mariner Energy, Inc.(b)	41,600	861,536
Oil States International, Inc.(b)	29,800	1,439,340

		5,237,964

Pharmaceuticals — 3.9%
Axcan Pharma, Inc.(b)	51,300	1,065,501
Dyax Corp.(b)	188,800	679,680
ICON Plc - ADR(b)	27,400	1,398,222

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	47

Schedule of Investments (concluded)	Small Cap Core Equity Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Pharmaceuticals (Continued)
Kendle International, Inc.(b)	28,200	$1,171,146

		4,314,549

Real Estate — 5.8%
Arbor Realty Trust, Inc. (REIT)	77,741	1,468,527
BioMed Realty Trust, Inc. (REIT)	31,400	756,740
California Coastal Communities, Inc.(b)	13,552	166,690
Corporate Office Properties Trust (REIT)	14,300	595,309
Education Realty Trust, Inc. (REIT)	67,000	904,500
Gramercy Capital Corp. (REIT)	33,100	833,127
LaSalle Hotel Properties (REIT)	38,600	1,624,288

		6,349,181

Restaurants — 0.6%
Carrols Restaurant Group, Inc.(b)	59,500	666,400

Retail Merchandising — 4.9%
The Children’s Place Retail Stores, Inc.(b)	30,900	750,252
Copart, Inc.(b)	42,500	1,461,575
Golfsmith International Holdings, Inc.(b)	74,900	524,300
Jos. A. Bank Clothiers, Inc.(b)	18,100	604,902
Sally Beauty Holdings, Inc.(b)	142,100	1,200,745
The Wet Seal, Inc. - Class A(b)	221,100	855,657

		5,397,431

Security Brokers & Dealers — 1.1%
Piper Jaffray Cos., Inc.(b)	22,250	1,192,600

Semiconductors & Related Devices — 0.8%
Ultra Clean Holdings, Inc.(b)	62,334	916,310

Telecommunications — 4.2%
EMS Technologies, Inc.(b)	68,700	1,685,211
Iowa Telecommunications Services, Inc.	48,000	952,800
iPCS, Inc.	25,400	873,506
Tessera Technologies, Inc.(b)	29,700	1,113,750

		4,625,267

Textiles — 1.0%
Carter’s, Inc.(b)	38,200	762,090
Kenneth Cole Productions, Inc.	17,400	337,038

		1,099,128

Transportation — 1.5%
Knight Transportation, Inc.	53,500	920,735
Vitran Corp., Inc.(b)	44,300	733,608

		1,654,343

Waste Management — 0.7%
Clean Harbors, Inc.(b)	15,800	703,416

TOTAL COMMON STOCKS
(Cost $97,134,092)		107,239,318

Short Term Investment — 2.2%
Galileo Money Market Fund, 4.72%(c) (Cost $2,359,986)	2,359,986	2,359,986

TOTAL INVESTMENTS IN SECURITIES — 100.3% (Cost $99,494,078(a))		109,599,304
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(279,947)

NET ASSETS — 100.0%		$109,319,357

(a)	Cost for federal income tax purposes is $99,752,505. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$15,093,820
Gross unrealized depreciation	(5,247,021)

$9,846,799

(b)	Non-income producing security.
(c)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

48	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 94.9%
Aerospace — 2.9%
Argon ST, Inc.(b)	415,300	$8,222,940
BE Aerospace, Inc.(b)	391,860	16,273,946

		24,496,886

Banks — 1.9%
Signature Bank(b)	225,600	7,947,888
UMB Financial Corp.	179,500	7,693,370

		15,641,258

Broadcasting — 2.8%
CKX, Inc.(b)	1,561,800	19,225,758
Outdoor Channel Holdings, Inc.(b)	499,820	4,513,375

		23,739,133

Business Services — 9.0%
The Advisory Board Co.(b)	201,400	11,775,858
Cohen & Steers, Inc.	34,700	1,284,941
CommVault Systems, Inc.(b)	460,400	8,526,608
Diamond Management & Technology Consultants, Inc.	1,139,296	10,481,523
ExlService Holdings, Inc.(b)	959,713	20,403,498
Forrester Research, Inc.(b)	589,300	13,889,801
Healthcare Services Group, Inc.	459,162	9,307,224

		75,669,453

Chemicals — 1.6%
Agrium, Inc.	249,800	13,584,124

Computer Software & Services — 17.1%
ACI Worldwide, Inc.(b)	338,000	7,554,300
Aladdin Knowledge Systems Ltd.(b)	405,300	9,062,508
Blackboard, Inc.(b)	318,952	14,620,759
comScore, Inc.(b)	13,600	367,200
DemandTec, Inc.(b)	170,600	2,328,690
Foundry Networks, Inc.(b)	334,300	5,940,511
i2 Technologies, Inc.(b)	804,800	12,273,200
IHS, Inc.(b)	333,400	18,833,766
Jack Henry & Associates, Inc.	430,500	11,132,730
Move, Inc.(b)	1,454,700	4,014,972
SkillSoft Plc - ADR(b)	2,876,630	25,860,904
SonicWALL, Inc.(b)	1,755,600	15,326,388
Sykes Enterprises, Inc.(b)	1,060,000	17,606,600

		144,922,528

Electronics — 1.1%
Silicon Motion Technology Corp.- ADR(b)	405,300	9,123,303

Energy & Utilities — 0.9%
Airgas, Inc.	154,200	7,961,346

Entertainment & Leisure — 6.7%
Orient-Express Hotels Ltd. - Class A	319,500	16,380,765
Pinnacle Entertainment, Inc.(b)	337,900	9,201,017
Scientific Games Corp. - Class A(b)	361,700	13,599,920
Vail Resorts, Inc.(b)	184,000	11,461,360
World Wrestling Entertainment, Inc.	382,600	5,769,608

		56,412,670

Finance — 3.6%
Affiliated Managers Group, Inc.(b)	71,000	9,053,210
eTelecare Global Solutions, Inc.(b)	570,810	6,256,078
Wright Express Corp.(b)	428,600	15,639,614

		30,948,902

Food & Agriculture — 0.7%
Panera Bread Co. - Class A(b)	138,700	5,658,960

Machinery & Heavy Equipment — 1.3%
Bucyrus International, Inc. - Class A	147,600	10,764,468

Manufacturing — 7.4%
Actuant Corp. - Class A	133,400	8,666,998
iRobot Corp.(b)	217,500	4,323,900
Ladish Co., Inc.(b)	115,200	6,391,296
Quanex Corp.	212,200	9,969,156
RBC Bearings, Inc.(b)	167,500	6,423,625
Smith & Wesson Holding Corp.(b)	321,186	6,131,441
The Warnaco Group, Inc.(b)	185,653	7,253,462
Watson Wyatt Worldwide, Inc.	299,500	13,459,530

		62,619,408

Medical & Medical Services — 5.6%
Magellan Health Services, Inc.(b)	202,900	8,233,682
MedCath Corp.(b)	315,400	8,660,884
Noven Pharmaceuticals, Inc.(b)	150,700	2,400,651
Pediatrix Medical Group, Inc.(b)	248,800	16,276,496
Qiagen NV(b)	391,660	7,602,121
Santarus, Inc.(b)	1,504,000	3,985,600

		47,159,434

Medical Instruments & Supplies — 8.9%
Align Technology, Inc.(b)	221,099	5,600,438
Bruker BioSciences Corp.(b)	574,000	5,051,200
Cutera, Inc.(b)	386,500	10,130,165
Hologic, Inc.(b)	117,350	7,158,350
Home Diagnostics, Inc.(b)	150,000	1,437,000
Kyphon, Inc.(b)	120,200	8,414,000
SonoSite, Inc.(b)	334,800	10,218,096
Wright Medical Group, Inc.(b)	619,781	16,622,526
Zoll Medical Corp.(b)	411,600	10,668,672

		75,300,447

Metal & Mining — 2.2%
Century Aluminum Co.(b)	220,000	11,583,000
Massey Energy Co.	316,300	6,901,666

		18,484,666

Miscellaneous Services — 0.2%
TeleTech Holdings, Inc.(b)	89,100	2,130,381

Oil & Gas — 4.6%
Atwood Oceanics, Inc.(b)	176,300	13,497,528
Comstock Resources, Inc.(b)	228,200	7,037,688
Oceaneering International, Inc.(b)	88,400	6,700,720
Superior Energy Services, Inc.(b)	334,100	11,840,504

		39,076,440

Personal Services — 1.1%
Life Time Fitness, Inc.(b)	159,800	9,802,132

Pharmaceuticals — 1.7%
Medicis Pharmaceutical Corp.	462,900	14,123,079

Publishing & Printing — 1.1%
Dolan Media Co.(b)	377,779	9,180,030

Restaurants — 0.7%
Ruth’s Chris Steak House, Inc.(b)	403,500	5,749,875

Retail Merchandising — 0.6%
Dick’s Sporting Goods, Inc.(b)	83,421	5,601,720

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	49

Schedule of Investments (concluded)	Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

		Number of Shares	Value
Common Stocks (Continued)
Security Brokers & Dealers — 4.2%
Ishares Russell 2000 Growth Index Fund		294,200	$25,207,056
Waddell & Reed Financial, Inc.		370,100	10,003,803

			35,210,859

Semiconductors & Related Devices — 5.4%
Micrel, Inc.		761,300	8,222,040
Microsemi Corp.(b)		517,900	14,439,052
O2Micro International Ltd. - ADR(b)		216,906	3,355,536
Spreadtrum Communications, Inc.(b)		46,700	663,140
Standard Microsystems Corp.(b)		486,300	18,683,646

			45,363,414

Telecommunications — 1.6%
EMS Technologies, Inc.(b)		389,945	9,565,351
Occam Networks, Inc.(b)		413,800	3,939,376

			13,504,727

TOTAL COMMON STOCKS
(Cost $640,220,327)			802,229,643

		Par/Shares (000)
Short Term Investments — 6.1%
Federal Home Loan Bank, Discount Notes 4.75%(c)	10/05/07	$2,600	2,598,628
Galileo Money Market Fund, 4.72%(d)		48,938	48,938,294

TOTAL SHORT TERM INVESTMENTS
(Cost $51,536,922)			51,536,922

TOTAL INVESTMENTS IN SECURITIES — 101.0%
(Cost $691,757,249(a))			853,766,565
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.0)%			(8,590,891)

NET ASSETS — 100.0%			$845,175,674

(a)	Cost for federal income tax purposes is $697,019,455. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$192,292,042
Gross unrealized depreciation	(35,544,932)

$156,747,110

(b)	Non-income producing security.
(c)	The rate shown is the effective yield at the time of purchase.
(d)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

50	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Global Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 95.3%
Argentina — 0.2%
Computer Software & Services — 0.2%
Mercadolibre, Inc.(b)	1,700	$62,271

Brazil — 0.4%
Telecommunications — 0.4%
Net Servicos de Comunicacao SA - ADR	10,900	180,722

Finland — 0.5%
Telecommunications — 0.5%
Nokia Corp. - ADR	5,600	212,408

France — 2.7%
Computer & Office Equipment — 0.3%
Neopost SA	1,000	141,054

Computer Software & Services — 0.7%
Business Objects SA - ADR(b)	6,900	309,603

Electronics — 0.4%
Schneider Electric SA	1,200	151,606

Entertainment & Leisure — 0.3%
Ubisoft Entertainment	1,500	102,454

Machinery & Heavy Equipment — 0.9%
ALSTOM	1,900	386,264

Medical Instruments & Supplies — 0.1%
NicOx SA	2,408	57,686

Total France		1,148,667

Germany — 2.6%
Computer Software & Services — 1.6%
SAP AG - ADR	8,700	510,429
Software AG	1,600	150,214

		660,643

Manufacturing — 0.6%
Siemens AG	1,700	233,732

Semiconductors & Related Devices — 0.4%
Infineon Technologies AG - ADR(b)	10,400	178,672

Total Germany		1,073,047

Hong Kong — 2.0%
Semiconductors & Related Devices — 0.6%
ASM Pacific Technology Ltd.	29,900	264,428

Telecommunications — 1.4%
China Communications Services Corp. Ltd.(b)	600	473
China Mobile Ltd.	35,500	581,327

		581,800

Total Hong Kong		846,228

India — 1.3%
Telecommunications — 1.3%
Bharti Tele-Ventures Ltd.	23,800	560,779

Indonesia — 0.8%
Telecommunications — 0.8%
PT Telekomunikasi Indonesia	290,500	349,426

Japan — 3.3%
Computer Software & Services — 1.0%
Nintendo Co. Ltd.	800	416,489

Electronics — 0.3%
Nihon Dempa Kogyo Co. Ltd.	1,900	118,435

Energy & Utilities — 1.2%
Kurita Water Industries Ltd.	14,300	485,527

Machinery & Heavy Equipment — 0.3%
Disco Corp.	2,400	133,931

Metal & Mining — 0.5%
Sumitomo Metal Mining Co. Ltd.	9,000	218,604

Total Japan		1,372,986

Mexico — 0.6%
Telecommunications — 0.6%
America Movil SA - ADR	3,900	249,600

South Korea — 1.4%
Computer Software & Services — 0.9%
NHN Corp.(b)	1,700	393,422

Electronics — 0.5%
Samsung Electronics Co. Ltd.	300	188,484

Total South Korea		581,906

Sweden — 0.5%
Manufacturing — 0.5%
Telefonaktiebolaget LM Ericsson - ADR	5,200	206,960

Switzerland — 0.7%
Pharmaceuticals — 0.7%
Roche Holding AG	1,300	235,714
Roche Holding AG - ADR	800	72,282

		307,996

Taiwan — 4.0%
Computer & Office Equipment — 0.2%
Asustek Computer, Inc.	32,000	97,368

Computer Software & Services — 0.9%
Inventec Co. Ltd.	203,800	127,394
MediaTek, Inc.	14,650	263,956

		391,350

Electronics — 1.4%
Hon Hai Precision Industry Co. Ltd.	39,353	296,639
Synnex Technology International Corp.	97,650	273,785

		570,424

Semiconductors & Related Devices — 1.5%
Av Tech Corp.	12,560	104,490
Realtek Semiconductor Corp.	36,225	164,281
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	22,903	231,778
Vanguard International Semiconductor Corp.	130,158	117,056

		617,605

Total Taiwan		1,676,747

United Kingdom — 1.8%
Aerospace — 0.6%
Meggitt Plc	39,200	254,444

Business Services — 0.4%
Rightmove Plc	14,700	155,494

Computer Software & Services — 0.8%
Autonomy Corp. Plc	18,200	320,611

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	51

Schedule of Investments (continued)	Global Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
United Kingdom (Continued)
Telecommunications — 0.0%
Blinkx Plc	23,400	$14,004

Total United Kingdom		744,553

United States — 72.5%
Aerospace — 2.4%
Goodrich Corp.	6,500	443,495
Lockheed Martin Corp.	5,300	574,997

		1,018,492

Broadcasting — 0.6%
Liberty Global, Inc.(b)	6,600	270,732

Business Services — 0.8%
Accenture Ltd.	4,500	181,125
Fiserv, Inc.(b)	3,100	157,666

		338,791

Computer & Office Equipment — 8.8%
Apple Computer, Inc.(b)	7,500	1,151,025
Cisco Systems, Inc.(b)	32,200	1,066,142
Hewlett-Packard Co.	11,100	552,669
International Business Machines Corp.	7,700	907,060
Netezza Corp.(b)	400	5,004

		3,681,900

Computer Software & Services — 21.8%
Adobe Systems, Inc.(b)	8,000	349,280
Autodesk, Inc.(b)	7,400	369,778
Cadence Design Systems, Inc.(b)	11,800	261,842
Citrix Systems, Inc.(b)	5,200	209,664
Cognos, Inc.(b)	7,200	299,016
Computer Sciences Corp.(b)	6,200	346,580
DST Systems, Inc.(b)	11,200	961,072
eBay, Inc.(b)	13,700	534,574
Electronic Arts, Inc.(b)	9,500	531,905
EMC Corp.(b)	20,600	428,480
Foundry Networks, Inc.(b)	15,700	278,989
Google, Inc. - Class A(b)	1,400	794,178
Juniper Networks, Inc.(b)	12,900	472,269
McAfee, Inc.(b)	8,400	292,908
Microsoft Corp.	15,400	453,684
Oracle Corp.(b)	19,300	417,845
priceline.com, Inc.(b)	2,900	257,375
Salesforce.Com, Inc.(b)	4,100	210,412
Seagate Technology, Inc.	9,200	235,336
Sun Microsystems, Inc.(b)	36,900	207,009
Sybase, Inc.(b)	11,200	259,056
Synopsys, Inc.(b)	6,400	173,312
VeriSign, Inc.(b)	10,500	354,270
VMware, Inc.(b)	2,900	246,500
Yahoo!, Inc.(b)	8,000	214,720

		9,160,054

Electronics — 4.6%
Agilent Technologies, Inc.(b)	11,200	413,056
Amphenol Corp.	6,500	258,440
Intel Corp.	20,300	524,958
Intersil Corp. - Class A	6,400	213,952
Jabil Circuit, Inc.	12,300	280,932
National Semiconductor Corp.	8,900	241,368

		1,932,706

Manufacturing — 1.9%
Corning, Inc.	14,300	352,495
Textron, Inc.	3,600	223,956
Varian, Inc.(b)	3,200	203,552

		780,003

Measuring & Controlling Devices — 1.2%
KLA-Tencor Corp.	8,700	485,286

Medical & Medical Services — 1.4%
Athenahealth, Inc.(b)	600	20,346
Covance, Inc.(b)	2,600	202,540
Integra LifeSciences Holdings Corp.(b)	3,800	184,604
Millipore Corp.(b)	2,200	166,760

		574,250

Medical Instruments & Supplies — 5.3%
Becton, Dickinson & Co.	3,500	287,175
Charles River Laboratories International, Inc.(b)	3,700	207,755
Cyberonics, Inc.(b)	6,200	86,428
Johnson & Johnson	1,900	124,830
Kyphon, Inc.(b)	1,900	133,000
Medtronic, Inc.	6,500	366,665
SenoRx, Inc.(b)	5,400	46,062
St. Jude Medical, Inc.(b)	6,500	286,455
Stryker Corp.	3,100	213,156
Waters Corp.(b)	3,100	207,452
Wright Medical Group, Inc.(b)	9,300	249,426

		2,208,404

Miscellaneous Services — 0.4%
Owens & Minor, Inc.	4,600	175,214

Pharmaceuticals — 7.8%
Abbott Laboratories	3,200	171,584
Alexion Pharmaceuticals, Inc.(b)	3,200	208,480
Applera Corp. - Applied Biosystems Group	3,000	103,920
Applera Corp. - Celera Genomics Group(b)	9,400	132,164
BioMarin Pharmaceutical, Inc.(b)	9,700	241,530
Celgene Corp.(b)	3,100	221,061
Cephalon, Inc.(b)	1,000	73,060
Gilead Sciences, Inc.(b)	9,000	367,830
ImClone Systems, Inc.(b)	3,500	144,690
Kosan Biosciences, Inc.(b)	8,317	41,668
Merck & Co., Inc.	7,900	408,351
Myriad Genetics, Inc.(b)	10,500	547,575
Onyx Pharmaceuticals, Inc.(b)	6,300	274,176
Pharmion Corp.(b)	7,100	327,594

		3,263,683

Retail Merchandising — 0.4%
CVS Caremark Corp.	4,800	190,224

Semiconductors & Related Devices — 8.1%
Altera Corp.	9,100	219,128
Analog Devices, Inc.	6,800	245,888
Applied Materials, Inc.	15,200	314,640
Broadcom Corp. - Class A(b)	11,700	426,348
Cavium Networks, Inc.(b)	2,600	84,500
Integrated Device Technology, Inc.(b)	11,300	174,924
Kulicke & Soffa Industries, Inc.(b)	17,200	145,856
Lam Research Corp.(b)	4,100	218,366
Linear Technology Corp.	5,400	188,946
Maxim Integrated Products, Inc.	8,500	249,475
MEMC Electronic Materials, Inc.(b)	4,500	264,870

See accompanying notes to financial statements.

52	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	Global Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
United States (Continued)
Semiconductors & Related Devices (Continued)
Netlogic Microsystems, Inc.(b)	3,800	$137,218
NVIDIA Corp.(b)	7,200	260,928
Texas Instruments, Inc.	8,600	314,674
Xilinx, Inc.	6,400	167,296

		3,413,057

Telecommunications — 7.0%
American Tower Corp. - Class A(b)	5,400	235,116
AT&T, Inc.	6,400	270,784
Atheros Communications, Inc.(b)	11,000	329,670
Ciena Corp.(b)	12,600	479,808
Clearwire Corp.(b)	4,400	107,536
Harris Corp.	6,600	381,414
Harris Stratex Networks, Inc.(b)	8,600	150,242
Motorola, Inc.	11,200	207,536
QUALCOMM, Inc.	7,200	304,272
Research In Motion Ltd.(b)	2,300	226,665
Verizon Communications, Inc.	6,000	265,680

		2,958,723

Total United States		30,451,519

TOTAL COMMON STOCKS
(Cost $31,084,266)		40,025,815

Short Term Investment — 5.2%
Galileo Money Market Fund, 4.72%(c) (Cost $2,157,690)	2,157,690	2,157,690

TOTAL INVESTMENTS IN SECURITIES — 100.5%
(Cost $33,241,956(a))		42,183,505
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(194,512)

NET ASSETS — 100.0%		$41,988,993

(a)	Cost for federal income tax purposes is $33,319,009. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$9,248,542
Gross unrealized depreciation	(384,046)

$8,864,496

(b)	Non-income producing security.
(c)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	53

Schedule of Investments As of September 30, 2007	Global Resources Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 98.9%
Canada — 26.1%
Banks — 0.0%
Quest Capital Corp.	61,000	$155,773

Energy & Utilities — 0.4%
MGM Energy Corp.(b)	15,084	40,643
Tanganyika Oil Co. Ltd.	232,700	4,206,879

		4,247,522

Metal & Mining — 8.2%
Alexco Resource Corp.(b)	544,983	2,750,530
Aurora Energy Resources, Inc.(b)	246,000	3,363,595
Baja Mining Corp.(b)	1,982,599	4,026,391
Corriente Resources, Inc. - Class A(b)	982,800	4,930,550
Crosshair Exploration & Mining Corp.(b)	352,800	698,754
Denison Mines Corp.(b)	218,500	2,449,379
Erdene Gold, Inc. (acquired 04/12/07, cost $959,233)(b)(c)(d)	1,100,000	1,293,922
European Goldfields Ltd.(b)	561,400	3,307,499
Frontier Pacific Mining Corp.(b)	3,024,300	1,763,529
Gateway Gold Corp.(b)	500,000	301,614
Gold Reserve, Inc.(b)	123,948	542,892
Goldcorp, Inc.	4,600	140,592
Golden Star Resources Ltd.(b)	789,408	3,253,982
MAG Silver Corp.(b)	964,000	13,558,900
Minefinders Corp. Ltd.(b)	250,000	2,667,500
Nevsun Resources Ltd. (acquired 01/20/05, cost $4,883,732)(b)(c)	1,554,800	2,719,904
Northern Star Mining Corp.(b)	833,500	879,882
NovaGold Resources, Inc.(b)	371,843	6,139,128
Orezone Resources, Inc.(b)	500,000	929,975
Polymet Mining Corp.(b)	1,250,000	4,737,848
Q2 Gold Resources, Inc.(d)	327,600	0
Radius Gold, Inc.(b)	569,700	343,659
Romarco Minerals, Inc.(b)	223,000	56,050
Rusoro Mining Ltd.(b)	11,765	30,871
Southwestern Resources Corp.(b)	1,066,900	1,072,639
Stratagold Corp.(b)	1,703,700	839,303
Sunridge Gold Corp.(b)	2,434,459	3,671,330
Triex Minerals Corp.(b)	156,050	517,735
Triex Minerals Corp. (acquired 12/23/05, cost $671,761)(b)(c)	312,100	1,035,470
Uranium One, Inc.(b)	500,365	6,615,191
Virginia Mines, Inc.(b)	216,350	1,509,545
West Timmins Mining, Inc.(b)	1,580,128	1,509,196
X-Cal Resources Ltd.(b)	1,755,500	388,287

		78,045,642

Motor Vehicles — 0.3%
Westport Innovations, Inc.(b)	959,500	2,353,773

Oil & Gas — 17.2%
Accrete Energy, Inc.(b)	13,690	61,936
Alberta Clipper Energy, Inc.(b)	95,415	254,210
Baytex Energy Trust	421,948	8,539,499
Birchcliff Energy Ltd.(b)	721,500	3,409,290
Bow Valley Energy Ltd.(b)	634,600	3,738,758
Canadian Superior Energy, Inc.(b)	1,127,000	3,121,790
Canext Energy Ltd.(b)	207,829	102,384
Cinch Energy Corp.(b)	901,980	979,378
Compton Petroleum Corp.(b)	1,267,329	11,849,555
Cork Exploration, Inc.(b)	358,400	320,692
Crescent Point Energy Trust	1	21
Crew Energy, Inc.(b)	727,137	6,257,772
Cyries Energy, Inc.(b)	69,096	514,061
Daylight Resources Trust	346,361	2,716,148
Delphi Energy Corp.(b)	831,300	1,571,250
Ember Resources, Inc.(b)	274,224	449,389
Endev Energy, Inc.(b)	1,538,300	1,314,588
Equinox Minerals Ltd.(b)	1,552,114	6,522,733
Fairborne Energy Trust	259,558	1,633,573
First Calgary Petroleums Ltd.(b)	740,786	3,597,242
Galleon Energy, Inc. - Class A(b)	1,750,482	26,961,629
Gastar Exploration Ltd.(b)	1,055,300	1,540,738
Heritage Oil Corp.(b)	227,900	10,883,477
Highpine Oil & Gas Ltd.(b)	323,650	3,318,987
HSE Integrated Ltd.(b)	28,238	32,648
Iteration Energy Ltd.(b)	114,809	577,133
Leader Energy Services Ltd.(b)	454,104	100,440
Masters Energy, Inc.(b)	27,741	60,801
Midnight Oil Exploration Ltd.(b)	1,127,700	1,655,298
Niko Resources Ltd. (acquired 01/20/05, cost $689,948)(b)(c)	39,000	3,813,150
Oilexco, Inc.(b)	1,167,675	16,893,222
Open Range Energy Corp.(b)	48,061	135,778
Pacific Rodera Energy, Inc.(b)	990,200	567,450
Paramount Resources Ltd. - Class A(b)	377,100	7,040,413
Pengrowth Energy Trust	21,699	406,640
Penn West Energy Trust	72,000	2,236,767
Petro Andina Resources Inc.(b)	49,500	763,414
Petrolifera Petroleum Ltd.(b)	230,815	3,527,259
ProspEx Resources Ltd.(b)	1,504,120	5,580,056
Tag Oil Ltd. (acquired 09/22/05, cost $218,247)(b)(c)	198,000	30,855
Technicoil Corp.(b)	1,300,900	797,817
Trafalgar Energy Ltd.(b)	21,717	76,200
TransCanada Corp.	40,700	1,492,313
Trilogy Energy Trust	152,791	1,259,625
TriStar Oil & Gas Ltd.(b)	903,437	7,738,685
True Energy Trust	188,332	937,258
Tusk Energy Corp. (acquired 10/11/05 through 01/05/07, cost $8,250,724)(b)(c)	2,248,186	3,096,582
Vault Energy Trust	130,450	562,641
Vero Energy, Inc.(b)	91,642	523,326
West Energy Ltd.(b)	2,735	9,816
Western Oil Sands, Inc. - Class A(b)	76,800	3,006,678

		162,581,365

Transportation — 0.0%
Railpower Technologies Corp.(b)	360,600	83,384

Total Canada		247,467,459

Norway — 0.9%
Transportation — 0.9%
Stolt-Nielsen SA (acquired 01/20/05 through 07/24/07, cost $3,997,892)(b)(c)	296,100	8,787,573

United Kingdom — 1.6%
Energy & Utilities — 0.1%
ITM Power Plc	525,200	1,128,284

Finance — 0.2%
Archipelago Holdings, Inc. (acquired 05/13/05, cost $1,453,189)(b)(c)	2,247,400	1,241,505

Oil & Gas — 1.3%
Gulfsands Petroleum Plc	563,300	1,483,854

See accompanying notes to financial statements.

54	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Global Resources Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
United Kingdom (Continued)
Oil & Gas (Continued)
Tullow Oil Plc	544,198	$6,636,018
Venture Production Plc	289,729	4,030,930

		12,150,802

Total United Kingdom		14,520,591

United States — 70.3%
Energy & Utilities — 1.9%
Dynegy, Inc - Class A(b)	1,560	14,414
Equitable Resources, Inc.	256,500	13,304,655
Evergreen Energy, Inc.(b)	393,400	2,006,340
Longview Energy Co. (acquired 01/20/05, cost $1,281,000)(b)(c)(d)(e)	85,400	1,708,000
Ocean Power Technologies, Inc.(b)	63,900	1,003,230

		18,036,639

Metal & Mining — 24.6%
Alpha Natural Resources, Inc.(b)	27,500	638,825
Arch Coal, Inc.	1,324,400	44,685,256
CONSOL Energy, Inc.	2,103,200	98,009,120
Foundation Coal Holdings, Inc.	72,000	2,822,400
Kinross Gold Corp.(b)	111,175	1,665,402
Massey Energy Co.	1,663,040	36,287,533
Peabody Energy Corp.	886,736	42,448,052
Randgold Resources Ltd.	200,000	6,648,000

		233,204,588

Oil & Gas — 43.8%
American Oil & Gas, Inc.(b)	224,088	1,306,433
BJ Services Co.	401,400	10,657,170
Bois d’Arc Energy, Inc.(b)	165,300	3,168,801
Brigham Exploration Co.(b)	81,900	485,667
Callon Petroleum Co.(b)	92,200	1,283,424
CanArgo Energy Corp.(b)	5,024,200	3,868,634
Clayton Williams Energy, Inc.(b)	267,021	8,811,693
Complete Production Services, Inc.(b)	34,400	704,512
Comstock Resources, Inc.(b)	233,200	7,191,888
Delta Petroleum Corp.(b)	314,497	5,645,221
Denbury Resources, Inc.(b)	297,600	13,299,744
Diamond Offshore Drilling, Inc.	282,323	31,984,373
ENSCO International, Inc.	128,800	7,225,680
EXCO Resources, Inc.(b)	379,800	6,281,892
Gasco Energy, Inc.(b)	864,200	1,598,770
GlobalSantaFe Corp.	362,800	27,580,056
Grant Prideco, Inc.(b)	96,200	5,244,824
Halliburton Co.	32,826	1,260,518
Hercules Offshore, Inc.(b)	68,900	1,798,979
Matador Resources Co. (acquired 01/20/05 through 04/19/06, cost $2,957,155)(b)(c)(d)(e)	171,131	5,133,930
Newfield Exploration Co.(b)	959,310	46,200,370
Parallel Petroleum Corp.(b)	107,032	1,818,474
Particle Drilling Technologies, Inc.(b)	337,600	1,114,080
Penn Virginia Corp.	866,200	38,095,476
Petrohawk Energy Corp.(b)	306,600	5,034,372
Pioneer Natural Resources Co.	209,200	9,409,816
Plains Exploration & Production Co.(b)	1,005,525	44,464,315
Pride International, Inc.(b)	528,100	19,302,055
Rowan Cos., Inc.	417,000	15,253,860
Schlumberger Ltd.	56,036	5,883,780
Southwestern Energy Co.(b)	624,300	26,126,955
Transocean, Inc.(b)	271,900	30,738,295
Treasure Island Royalty Trust(b)	366,922	88,061
TXCO Resources, Inc.(b)	179,600	1,609,216
Weatherford International Ltd.(b)	377,198	25,340,162

		415,011,496

Waste Management — 0.0%
Republic Resources, Inc.(b)	28,750	431

Total United States		666,253,154

TOTAL COMMON STOCKS
(Cost $518,442,800)		937,028,777

Warrants — 0.0%
Nevsun Resources Ltd. (issued 12/18/03, expiring 12/18/08, strike price 10.00 CAD) (acquired 01/20/05, cost $2)(b)(f)	250,000	50,269
Point North Energy Ltd. (issued 07/24/03, expiring 07/23/08, strike price 5.00 CAD) (acquired 07/24/03, cost $74)(b)(d)(e)(g)	147,124	2,958

TOTAL WARRANTS
(Cost $76)		53,227

Short Term Investment — 0.6%
Galileo Money Market Fund, 4.72%(h) (Cost $5,456,573)	5,456,573	5,456,573

	Number of Contracts
Call Options Purchased — 0.0%
U.S. Dollar versus Canadian Dollar, Strike Price 1.060 CAD, Expires 10/12/07	69,005,000	2,760
U.S. Dollar versus Canadian Dollar, Strike Price 1.085 CAD, Expires 11/14/07	44,863,000	5,070

TOTAL CALL OPTIONS PURCHASED
(Cost $1,030,168)		7,830

TOTAL INVESTMENTS BEFORE OUTSTANDING OPTION WRITTEN — 99.5%
(Cost $524,929,617(a))		942,546,407

Call Option Written — 0.0%
U.S. Dollar versus Canadian Dollar, Strike Price 1.060 CAD, Expires 10/12/07 (Premiums received $873,123)	(69,005,000)	(2,760)

TOTAL INVESTMENTS NET OF OUTSTANDING OPTION WRITTEN — 99.5%
(Cost $524,056,494)		942,543,647
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		5,021,894

NET ASSETS — 100.0%		$947,565,541

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	55

Schedule of Investments (concluded)	Global Resources Portfolio
(Percentages shown are based on Net Assets)

(a)	Cost for federal income tax purposes is $556,237,991. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$433,604,002
Gross unrealized depreciation	(47,295,586)

$386,308,416

(b)	Non-income producing security.
(c)

Security restricted as to public resale. These securities are ineligible for resale into the public market until such time that either (i) a resale Registration Statement has been filed with the SEC and declared effective or (ii) resale is permitted under Rule 144A without the need for an effective registration statement. As of September 30, 2007, the Portfolio held 3.0% of its net assets, with a current market value of $28,860,891 and an original cost of $25,362,881 in these securities.

(d)

Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2007, these securities had a total market value of $8,138,810, which represents 0.9% of net assets.

(e)	Security is illiquid. As of September 30, 2007, the Portfolio held 0.7% of its net assets, with a current market value of $6,844,888, in these securities.
(f)	As of September 30, 2007, the aggregate amount of shares called for by these warrants is 250,000. These warrants became exercisable as of December 18, 2003.
(g)	As of September 30, 2007, the aggregate amount of shares called for by these warrants is 147,124. These warrants became exercisable as of July 24, 2003.
(h)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

56	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	All Cap Global Resources Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 97.8%
Australia — 2.8%
Metal & Mining — 2.8%
BHP Billiton Ltd. - ADR	277,290	$21,794,994
Zinifex Ltd.	811,100	12,753,623

		34,548,617

Bermuda — 1.0%
Oil & Gas — 1.0%
Seadrill Ltd.	523,100	11,764,595

Brazil — 1.3%
Oil & Gas — 1.3%
Petroleo Brasileiro SA - ADR	213,000	16,081,500

Canada — 9.9%
Metal & Mining — 4.2%
Eldorado Gold Corp.(b)	1,363,600	8,417,538
NovaGold Resources, Inc.(b)	702,400	11,596,624
Teck Cominco Ltd.	640,460	30,405,189

		50,419,351

Oil & Gas — 5.7%
Canadian Natural Resources Ltd.	401,260	30,395,445
Compton Petroleum Corp.(b)	765,880	7,160,995
Galleon Energy, Inc. - Class A(b)	812,674	12,517,132
Heritage Oil Corp.(b)	57,300	2,736,390
Nexen, Inc.	354,214	10,822,463
Pason Systems, Inc.	237,240	3,549,119
TriStar Oil & Gas Ltd.(b)	267,954	2,295,248

		69,476,792

Total Canada		119,896,143

Denmark — 0.1%
Oil & Gas — 0.1%
A.P. Moller - Maersk A/S	54	741,636

France — 2.0%
Metal & Mining — 0.5%
Vallourec SA	19,600	5,645,596

Oil & Gas — 1.5%
Compagnie Gernerale de Geophysique (CGG Veritas ) - ADR(b)	256,404	16,689,336
Total SA - ADR	21,560	1,747,007

		18,436,343

Total France		24,081,939

Luxembourg — 1.5%
Manufacturing — 0.7%
Tenaris SA - ADR	158,865	8,359,476

Oil & Gas — 0.8%
Acergy SA	340,340	10,116,297

Total Luxembourg		18,475,773

Netherlands — 3.0%
Oil & Gas — 3.0%
Core Laboratories NV(b)	235,540	30,005,440
SBM Offshore NV	166,140	6,531,506

		36,536,946

Norway — 2.3%
Oil & Gas — 2.3%
Norsk Hydro ASA	504,700	21,952,636
Statoil ASA - ADR	183,480	6,223,642

		28,176,278

United Kingdom — 4.2%
Metal & Mining — 1.4%
Rio Tinto Plc - ADR	48,500	16,654,900

Oil & Gas — 2.8%
BG Group Plc - ADR	175,180	15,097,118
Cairn Energy Plc	446,499	18,855,363

		33,952,481

Total United Kingdom		50,607,381

United States — 69.7%
Energy & Utilities — 4.2%
Equitable Resources, Inc.	177,100	9,186,177
NRG Energy, Inc.(b)	203,300	8,597,557
Questar Corp.	630,220	33,105,457

		50,889,191

Food & Agriculture — 2.3%
Potash Corp. of Saskatchewan, Inc.	269,200	28,454,440

Metal & Mining — 12.6%
Agnico-Eagle Mines Ltd.	153,800	7,659,240
Arch Coal, Inc.	386,200	13,030,388
Cameco Corp.	89,000	4,115,360
CONSOL Energy, Inc.	629,200	29,320,720
Goldcorp, Inc.	798,902	24,414,445
Massey Energy Co.	732,729	15,988,147
Peabody Energy Corp.	384,580	18,409,845
Silver Standard Resources, Inc.(b)	792,290	29,544,494
Silver Wheaton Corp.(b)	692,674	9,711,289

		152,193,928

Oil & Gas — 50.6%
Apache Corp.	183,400	16,517,004
Atp Oil & Gas Corp.(b)	30,315	1,425,714
Bill Barrett Corp.(b)	210,300	8,287,923
Cameron International Corp.(b)	127,400	11,757,746
Chesapeake Energy Corp.	408,230	14,394,190
ConocoPhillips	103,200	9,057,864
Devon Energy Corp.	106,800	8,885,760
EnCana Corp.	165,200	10,217,620
ENSCO International, Inc.	359,478	20,166,716
EOG Resources, Inc.	377,670	27,316,871
Exterran Holdings, Inc.(b)	73,580	5,911,417
FMC Technologies, Inc.(b)	404,800	23,340,768
Forest Oil Corp.(b)	339,200	14,599,168
GlobalSantaFe Corp.	284,490	21,626,930
Grant Prideco, Inc.(b)	253,740	13,833,905
Helix Energy Solutions Group, Inc.(b)	265,200	11,260,392
Helmerich & Payne, Inc.	611,600	20,078,828
Hercules Offshore, Inc.(b)	440,757	11,508,165
Hess Corp.	364,440	24,246,193
Hugoton Royalty Trust	1	24
Marathon Oil Corp.	229,400	13,080,388
Murphy Oil Corp.	159,700	11,161,433
National-Oilwell, Inc.(b)	187,889	27,149,961
Newfield Exploration Co.(b)	331,300	15,955,408
Noble Corp.	334,200	16,392,510
Noble Energy, Inc.	355,410	24,892,916
Occidental Petroleum Corp.	311,550	19,964,124
Plains Exploration & Production Co.(b)	218,200	9,648,804
Pride International, Inc.(b)	207,300	7,576,815
Quicksilver Resources, Inc.(b)	282,300	13,282,215
Range Resources Corp.	433,800	17,638,308
Schlumberger Ltd.	280,500	29,452,500
See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	57

Schedule of Investments (concluded)	All Cap Global Resources Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
United States (Continued)
Oil & Gas (Continued)
Smith International, Inc.	162,300	$11,588,220
Southwestern Energy Co.(b)	205,820	8,613,567
Suncor Energy, Inc.	199,130	18,879,515
Transocean, Inc.(b)	375,850	42,489,843
TXCO Resources, Inc.(b)	276,500	2,477,440
Warren Resources, Inc.(b)	248,183	3,112,215
Weatherford International Ltd.(b)	382,880	25,721,878
XTO Energy, Inc.	329,033	20,347,401

		613,858,659

Total United States		845,396,218

TOTAL COMMON STOCKS
(Cost $854,768,075)		1,186,307,026

Short Term Investment — 2.1%
Galileo Money Market Fund, 4.72%(c) (Cost $25,263,417)	25,263,417	25,263,417

TOTAL INVESTMENTS IN SECURITIES — 99.9%
(Cost $880,031,492(a))		1,211,570,443
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		941,400

NET ASSETS — 100.0%		$1,212,511,843

(a)	Cost for federal income tax purposes is $883,372,097. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$349,874,680
Gross unrealized depreciation	(21,676,334)

$328,198,346

(b)	Non-income producing security.
(c)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

58	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

		Number of Shares	Value
Common Stocks — 90.9%
France — 1.1%
Medical Instruments & Supplies — 1.1%
NicOx SA		564,867	$13,531,871

Switzerland — 3.0%
Pharmaceuticals — 3.0%
Roche Holding AG		221,200	40,107,640

United States — 86.8%
Business Services — 0.4%
PRA International(b)		184,000	5,409,600

Computer Software & Services — 0.2%
Phase Forward, Inc.(b)		147,700	2,955,477

Insurance — 2.6%
Aetna, Inc.		645,900	35,052,993

Manufacturing — 1.1%
Varian, Inc.(b)		239,400	15,228,234

Medical & Medical Services — 11.5%
Athenahealth, Inc.(b)		18,000	610,380
Baxter International, Inc.		524,300	29,507,604
Centene Corp.(b)		35,800	770,058
Covance, Inc.(b)		172,900	13,468,910
Integra LifeSciences Holdings Corp.(b)		550,500	26,743,290
Manor Care, Inc.		669,000	43,083,600
Millipore Corp.(b)		190,400	14,432,320
Psychiatric Solutions, Inc.(b)		144,864	5,690,258
Tongjitang Chinese Medicines Co. - ADR(b)		448,900	4,691,005
UnitedHealth Group, Inc.		310,600	15,042,358

			154,039,783

Medical Instruments & Supplies — 28.7%
Alcon, Inc.		166,600	23,977,072
Alphatec Holdings, Inc.(b)		402,100	1,383,224
Becton, Dickinson & Co.		673,900	55,293,495
Cepheid, Inc.(b)		318,900	7,270,920
Charles River Laboratories International, Inc.(b)		374,900	21,050,635
China Medical Technologies, Inc. - ADR		269,900	11,549,021
Cyberonics, Inc.(b)		594,200	8,283,148
DENTSPLY International, Inc.		690,920	28,769,909
Edwards Lifesciences Corp.(b)		270,600	13,343,286
Halozyme Therapeutics, Inc.(b)		351,700	3,056,273
Johnson & Johnson		527,800	34,676,460
Kyphon, Inc.(b)		141,600	9,912,000
Medtronic, Inc.		601,200	33,913,692
MWI Veterinary Supply, Inc.(b)		111,800	4,220,450
SenoRx, Inc.(b)		258,500	2,205,005
St. Jude Medical, Inc.(b)		445,600	19,637,592
Stryker Corp.		869,000	59,752,440
Thoratec Corp.(b)		423,100	8,753,939
Ventana Medical Systems, Inc.(b)		116,800	10,034,288
Waters Corp.(b)		214,767	14,372,207
Wright Medical Group, Inc.(b)		434,273	11,647,202

			383,102,258

Miscellaneous Services — 0.7%
Owens & Minor, Inc.		249,800	9,514,882

Pharmaceuticals — 40.0%
Abbott Laboratories		744,200	39,904,004
Alexion Pharmaceuticals, Inc.(b)		644,800	42,008,720
Applera Corp. - Applied Biosystems Group		267,800	9,276,592
Applera Corp. - Celera Genomics Group(b)		593,100	8,338,986
ArQule, Inc.(b)		244,600	1,743,998
BioMarin Pharmaceutical, Inc.(b)		1,165,979	29,032,877
Bristol-Myers Squibb Co.		613,500	17,681,070
Celgene Corp.(b)		428,400	30,549,204
Cephalon, Inc.(b)		77,400	5,654,844
Gilead Sciences, Inc.(b)		1,299,600	53,114,652
ImClone Systems, Inc.(b)		233,200	9,640,488
InterMune, Inc.(b)		540,081	10,331,750
Kosan Biosciences, Inc.(b)		841,087	4,213,846
Merck & Co., Inc.		1,456,300	75,276,147
Myriad Genetics, Inc.(b)		916,000	47,769,400
Novartis AG - ADR		179,100	9,843,336
Onyx Pharmaceuticals, Inc.(b)		726,400	31,612,928
Pfizer, Inc.		537,159	13,122,794
Pharmion Corp.(b)		633,500	29,229,690
Poniard Pharmaceuticals, Inc.(b)		401,100	2,274,237
Schering-Plough Corp.		1,008,500	31,898,855
Teva Pharmaceutical Industries Ltd. - ADR		222,900	9,912,363
United Therapeutics Corp.(b)		63,300	4,211,982
Wyeth		403,802	17,989,379

			534,632,142

Retail Merchandising — 1.6%
CVS Caremark Corp.		535,300	21,213,939

Total United States			1,161,149,308

TOTAL COMMON STOCKS
(Cost $999,788,001)			1,214,788,819

		Par/Shares (000)
Short Term Investments — 9.2%
Federal Home Loan Bank, Discount Notes 4.75%(c)	10/05/07	$77,000	76,959,361
Galileo Money Market Fund, 4.72%(d)		46,449	46,448,757

TOTAL SHORT TERM INVESTMENTS
(Cost $123,408,118)			123,408,118

TOTAL INVESTMENTS IN SECURITIES — 100.1%
(Cost $1,123,196,119(a))			1,338,196,937
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%			(1,067,497)

NET ASSETS — 100.0%			$1,337,129,440

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	59

Schedule of Investments (concluded)	Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

(a)	Cost for federal income tax purposes is $1,125,154,362. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$226,386,721
Gross unrealized depreciation	(13,344,146)

$213,042,575

(b)	Non-income producing security.
(c)	The rate shown is the effective yield at the time of purchase.
(d)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

60	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 91.9%
Aerospace — 3.9%
Alliant Techsystems, Inc.(b)	39,300	$4,295,490
Curtiss-Wright Corp.	94,100	4,469,750
Goodrich Corp.	95,700	6,529,611
Orbital Sciences Corp.(b)	175,900	3,912,016
Triumph Group, Inc.	31,600	2,582,036

		21,788,903

Air Transportation — 0.2%
Orbitz Worldwide, Inc.(b)	119,300	1,346,897

Banks — 4.6%
City National Corp.	40,100	2,787,351
Commerce Bancorp, Inc.	68,200	2,644,796
Cullen/Frost Bankers, Inc.	43,300	2,170,196
Fidelity National Information Services, Inc.	75,500	3,349,935
New York Community Bancorp, Inc.	163,100	3,107,055
Northern Trust Corp.	78,400	5,195,568
Prosperity Bancshares, Inc.	73,400	2,433,944
UMB Financial Corp.	51,300	2,198,718
Wilmington Trust Co.	39,600	1,540,440

		25,428,003

Beverages & Bottling — 0.8%
Molson Coors Brewing Co. - Class B	46,600	4,644,622

Business Services — 3.5%
The Dun & Bradstreet Corp.	40,400	3,983,844
Fiserv, Inc.(b)	42,800	2,176,808
Fluor Corp.	32,700	4,708,146
FTI Consulting, Inc.(b)	82,700	4,160,637
Invesco Plc - ADR	152,700	4,168,710

		19,198,145

Chemicals — 3.9%
Albemarle Corp.	55,100	2,435,420
CF Industries Holdings, Inc.	42,800	3,248,948
Church & Dwight Co., Inc.	72,300	3,400,992
The Lubrizol Corp.	76,100	4,951,066
Nalco Holding Co.	121,400	3,599,510
Terra Industries, Inc.(b)	90,500	2,829,030
UAP Holding Corp.	39,800	1,248,128

		21,713,094

Computer & Office Equipment — 0.7%
Netezza Corp.(b)	6,500	81,315
Western Digital Corp.(b)	141,700	3,587,844

		3,669,159

Computer Software & Services — 6.8%
3Com Corp.(b)	462,200	2,283,268
Ariba, Inc.(b)	405,100	4,366,978
Cadence Design Systems, Inc.(b)	106,200	2,356,578
DST Systems, Inc.(b)	64,100	5,500,421
McAfee, Inc.(b)	81,100	2,827,957
Perficient, Inc.(b)	69,100	1,511,217
priceline.com, Inc.(b)	49,000	4,348,750
Seagate Technology, Inc.	126,400	3,233,312
Vasco Data Security International, Inc.(b)	86,600	3,057,846
VeriFone Holdings, Inc.(b)	83,400	3,697,122
VeriSign, Inc.(b)	140,300	4,733,722

		37,917,171

Construction — 1.0%
Jacobs Engineering Group, Inc.(b)	70,600	5,335,948

Containers — 0.6%
Smurfit-Stone Container Corp.(b)	289,300	3,379,024

Electronics — 1.3%
GrafTech International Ltd.(b)	186,600	3,328,944
IntercontinentalExchange, Inc.(b)	26,000	3,949,400

		7,278,344

Energy & Utilities — 4.4%
Airgas, Inc.	47,000	2,426,610
DPL, Inc.	118,200	3,103,932
Edison International	45,100	2,500,795
MDU Resources Group, Inc.	114,700	3,193,248
Mirant Corp.(b)	96,100	3,909,348
Pepco Holdings, Inc.	104,700	2,835,276
PPL Corp.	51,100	2,365,930
Questar Corp.	74,600	3,918,738

		24,253,877

Entertainment & Leisure — 3.8%
Ameristar Casinos, Inc.	95,100	2,672,310
Gaylord Entertainment Co.(b)	47,700	2,538,594
Morgans Hotel Group Co.(b)	152,800	3,323,400
Penn National Gaming, Inc.(b)	35,500	2,095,210
Scientific Games Corp. - Class A(b)	98,200	3,692,320
Vail Resorts, Inc.(b)	57,500	3,581,675
WMS Industries, Inc.(b)	104,100	3,445,710

		21,349,219

Finance — 1.8%
AllianceBernstein Holding LP	47,000	4,139,290
First Cash Financial Services, Inc.(b)	80,500	1,885,310
Wright Express Corp.(b)	115,600	4,218,244

		10,242,844

Food & Agriculture — 2.7%
Corn Products International, Inc.	81,600	3,742,992
Flowers Foods, Inc.	145,600	3,174,080
The Mosaic Co.(b)	101,600	5,437,632
Tyson Foods, Inc. - Class A	143,504	2,561,546

		14,916,250

Insurance — 2.1%
Assurant, Inc.	40,300	2,156,050
AXIS Capital Holdings Ltd.	101,900	3,964,929
Cincinnati Financial Corp.	47,800	2,070,218
Reinsurance Group of America, Inc.	64,100	3,633,829

		11,825,026

Machinery & Heavy Equipment — 0.7%
AGCO Corp.(b)	77,900	3,954,983

Manufacturing — 4.4%
FEI Co.(b)	71,400	2,244,102
Greif, Inc.	41,800	2,536,424
Guess?, Inc.	72,000	3,530,160
Phillips-Van Heusen Corp.	65,500	3,437,440
Textron, Inc.	73,200	4,553,772
Varian, Inc.(b)	35,400	2,251,794
VF Corp.	32,200	2,600,150
Watson Wyatt Worldwide, Inc.	67,200	3,019,968

		24,173,810

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	61

Schedule of Investments (continued)	U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Medical & Medical Services — 2.1%
Athenahealth, Inc.(b)	7,200	$244,152
Covance, Inc.(b)	36,100	2,812,190
The GEO Group, Inc.(b)	126,100	3,733,821
Integra LifeSciences Holdings Corp.(b)	53,100	2,579,598
Millipore Corp.(b)	30,300	2,296,740

		11,666,501

Medical Instruments & Supplies — 3.3%
Charles River Laboratories International, Inc.(b)	54,800	3,077,020
DENTSPLY International, Inc.	64,900	2,702,436
Kyphon, Inc.(b)	48,300	3,381,000
MWI Veterinary Supply, Inc.(b)	21,000	792,750
SenoRx, Inc.(b)	42,300	360,819
St. Jude Medical, Inc.(b)	69,400	3,058,458
Waters Corp.(b)	42,100	2,817,332
Wright Medical Group, Inc.(b)	85,200	2,285,064

		18,474,879

Metal & Mining — 2.9%
Allegheny Technologies, Inc.	32,100	3,529,395
CONSOL Energy, Inc.	106,500	4,962,900
Kinross Gold Corp.(b)	118,200	1,770,636
Schnitzer Steel Industries, Inc. - Class A	77,500	5,679,975

		15,942,906

Miscellaneous Services — 0.4%
Owens & Minor, Inc.	57,800	2,201,602

Motor Vehicles — 1.4%
American Axle & Manufacturing Holdings, Inc.	110,500	2,790,125
Rush Enterprises, Inc. - Class A(b)	107,200	2,717,520
TRW Automotive Holdings Corp.(b)	80,500	2,550,240

		8,057,885

Oil & Gas — 8.6%
Atwood Oceanics, Inc.(b)	57,100	4,371,576
Cameron International Corp.(b)	57,400	5,297,446
Chesapeake Energy Corp.	62,800	2,214,328
Diamond Offshore Drilling, Inc.	37,600	4,259,704
Frontier Oil Corp.	94,900	3,951,636
Ion Geophysical Corp.(b)	159,300	2,203,119
Layne Christensen Co.(b)	96,700	5,364,916
Newfield Exploration Co.(b)	77,300	3,722,768
Noble Energy, Inc.	47,800	3,347,912
Petrohawk Energy Corp.(b)	231,800	3,806,156
Smith International, Inc.	36,600	2,613,240
Suburban Propane Partners LP	53,000	2,353,200
Willbros Group, Inc.(b)	125,700	4,273,800

		47,779,801

Personal Services — 0.9%
Life Time Fitness, Inc.(b)	77,100	4,729,314

Pharmaceuticals — 4.3%
Alexion Pharmaceuticals, Inc.(b)	24,800	1,615,720
Applera Corp. - Applied Biosystems Group	39,000	1,350,960
BioMarin Pharmaceutical, Inc.(b)	114,900	2,861,010
Cephalon, Inc.(b)	15,200	1,110,512
Herbalife Ltd.	82,900	3,768,634
ImClone Systems, Inc.(b)	23,900	988,026
Myriad Genetics, Inc.(b)	128,400	6,696,060
Onyx Pharmaceuticals, Inc.(b)	56,800	2,471,936
Pharmion Corp.(b)	63,800	2,943,732

		23,806,590

Real Estate — 2.2%
Boston Properties, Inc. (REIT)	33,000	3,428,700
Felcor Lodging Trust, Inc. (REIT)	123,700	2,465,341
Host Hotels & Resorts, Inc. (REIT)	165,400	3,711,576
The Macerich Co. (REIT)	32,200	2,820,076

		12,425,693

Restaurants — 0.7%
CBRL Group, Inc.	91,300	3,725,040

Retail Merchandising — 3.1%
Abercrombie & Fitch Co. - Class A	47,200	3,809,040
AnnTaylor Stores Corp.(b)	87,000	2,755,290
Dollar Tree Stores, Inc.(b)	78,100	3,166,174
Ruddick Corp.	82,000	2,750,280
Saks, Inc.	141,000	2,418,150
SUPERVALU, Inc.	54,200	2,114,342

		17,013,276

Security Brokers & Dealers — 0.7%
GFI Group, Inc.(b)	43,000	3,703,160

Semiconductors & Related Devices — 4.6%
ASML Holding NV	101,400	3,332,004
Cavium Networks, Inc.(b)	27,400	890,500
Fairchild Semiconductor International, Inc.(b)	169,400	3,164,392
Hittite Microwave Corp.(b)	55,000	2,428,250
Integrated Device Technology, Inc.(b)	140,900	2,181,132
MEMC Electronic Materials, Inc.(b)	53,500	3,149,010
Microsemi Corp.(b)	170,100	4,742,388
NVIDIA Corp.(b)	81,450	2,951,748
Xilinx, Inc.	109,000	2,849,260

		25,688,684

Soaps & Cosmetics — 0.7%
International Flavors & Fragrances, Inc.	68,700	3,631,482

Telecommunications — 4.7%
American Tower Corp. - Class A(b)	75,500	3,287,270
Atheros Communications, Inc.(b)	118,400	3,548,448
Centennial Communications Corp.(b)	209,400	2,119,128
Ciena Corp.(b)	78,400	2,985,472
Cincinnati Bell, Inc.(b)	539,800	2,666,612
Clearwire Corp.(b)	60,000	1,466,400
Finisar Corp.(b)	385,200	1,078,560
Harris Corp.	65,100	3,762,129
Orbcomm, Inc.(b)	119,600	900,588
SBA Communications Corp.(b)	121,500	4,286,520

		26,101,127

Tires & Rubber — 0.9%
The Goodyear Tire & Rubber Co.(b)	169,800	5,163,618

Tobacco — 1.2%
Loews Corp.-Carolina Group	48,100	3,955,263
UST, Inc.	56,000	2,777,600

		6,732,863

See accompanying notes to financial statements.

62	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Transportation — 0.8%
Quintana Maritime Ltd.	154,000	$2,936,780
Trinity Industries, Inc.	34,900	1,310,146

		4,246,926

Waste Management — 1.2%
Allied Waste Industries, Inc.(b)	233,500	2,977,125
Metalico, Inc.(b)	4,600	41,906
Republic Services, Inc.	116,000	3,794,360

		6,813,391

TOTAL COMMON STOCKS (Cost $437,033,854)		510,320,057

Short Term Investment — 5.9%
Galileo Money Market Fund, 4.72%(c) (Cost $32,772,364)	32,772,364	32,772,364

TOTAL INVESTMENTS IN SECURITIES — 97.8% (Cost $469,806,218(a))		543,092,421
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.2%		12,186,964

NET ASSETS — 100.0%		$555,279,385

(a)	Cost for federal income tax purposes is $470,393,818. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$79,331,995
Gross unrealized depreciation	(6,633,392)

$72,698,603

(b)	Non-income producing security.
(c)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	63

Schedule of Investments As of September 30, 2007	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 95.4%
Belgium — 1.4%
Banks — 0.7%
KBC Groep NV	5,000	$687,875

Beverages & Bottling — 0.7%
Inbev NV	8,700	788,507

Total Belgium		1,476,382

Brazil — 1.7%
Banks — 0.7%
Unibanco SA - ADR	5,700	749,835

Energy & Utilities — 0.5%
Companhia Energetica de Minas Gerais-CEMIG - ADR	22,200	473,526

Telecommunications — 0.5%
GVT Holding SA(b)	23,000	489,362

Total Brazil		1,712,723

Canada — 4.8%
Food & Agriculture — 0.8%
Potash Corp. of Saskatchewan, Inc.	7,500	792,113

Metal & Mining — 2.8%
Barrick Gold Corp.	27,000	1,087,560
HudBay Minerals, Inc.(b)	19,000	491,882
Kinross Gold Corp.	36,400	543,813
Major Drilling Group International, Inc.(b)	13,600	725,771

		2,849,026

Telecommunications — 1.2%
Rogers Communications, Inc.	13,500	614,568
Telus Corp.	11,000	635,902

		1,250,470

Total Canada		4,891,609

Chile — 0.2%
Banks — 0.2%
Banco Santander Chile SA - ADR	3,700	187,109

Finland — 0.4%
Manufacturing — 0.4%
Wartsila Oyj - Series B	6,100	417,951

France — 3.3%
Banks — 0.6%
BNP Paribas SA	5,280	577,774

Electronics — 0.4%
Schneider Electric SA	3,200	404,284

Insurance — 0.4%
AXA	10,000	447,461

Machinery & Heavy Equipment — 1.0%
ALSTOM	5,000	1,016,484

Oil & Gas — 0.9%
Total SA	11,000	894,380

Total France		3,340,383

Germany — 4.2%
Air Transportation — 0.5%
Deutsche Lufthansa AG	17,000	488,942

Computer Software & Services — 0.6%
SAP AG - ADR	11,000	645,370

Electronics — 0.5%
RWE AG	4,100	515,649

Manufacturing — 0.6%
Siemens AG	4,300	591,205

Oil & Gas — 0.5%
Linde AG	4,200	521,579

Semiconductors & Related Devices — 0.7%
Infineon Technologies AG - ADR(b)	40,000	687,200

Soaps & Cosmetics — 0.8%
Henkel KGaA	17,000	874,859

Total Germany		4,324,804

Greece — 0.5%
Banks — 0.5%
National Bank of Greece SA	8,500	541,788

Hong Kong — 6.1%
Energy & Utilities — 1.1%
Beijing Datang Power Generation Co. Ltd. - Class H	279,800	321,413
China Resources Power Holdings Co. Ltd.	97,700	303,512
Guangdong Investment Ltd.	706,000	484,056

		1,108,981

Entertainment & Leisure — 0.6%
The Hongkong & Shanghai Hotels Ltd.	364,500	646,116

Manufacturing — 0.3%
China Power International Development Ltd.	513,900	269,052

Real Estate — 2.4%
Hang Lung Properties Ltd.	245,000	1,096,754
Kerry Properties Ltd.	80,900	621,279
Sun Hung Kai Properties Ltd.	41,000	690,906

		2,408,939

Retail Merchandising — 0.4%
Esprit Holdings Ltd.	28,900	459,122

Telecommunications — 1.3%
China Communications Services Corp. Ltd.(b)	2,100	1,653
China Mobile Ltd.	82,500	1,350,972

		1,352,625

Total Hong Kong		6,244,835

Indonesia — 0.5%
Banks — 0.5%
PT Bank Mandiri	1,327,000	511,501

Italy — 1.3%
Banks — 1.3%
Credito Emiliano SpA	26,300	360,772
UniCredito Italiano SpA	116,900	1,000,157

		1,360,929

Japan — 9.0%
Business Services — 1.1%
Sumitomo Corp.	56,000	1,082,314

Chemicals — 0.4%
Shin-Etsu Chemical Co. Ltd.	6,500	449,310

Computer Software & Services — 1.8%
Nintendo Co. Ltd.	3,500	1,822,139

See accompanying notes to financial statements.

64	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Japan (Continued)
Electronics — 1.0%
Fanuc Ltd.	6,000	$611,674
Star Micronics Co. Ltd.	14,400	446,298

		1,057,972

Energy & Utilities — 1.1%
Air Water, Inc.	40,100	446,855
Kurita Water Industries Ltd.	18,800	638,315

		1,085,170

Machinery & Heavy Equipment — 1.4%
Daikin Industries Ltd.	12,000	577,722
Sumitomo Heavy Industries Ltd.	64,000	824,063

		1,401,785

Manufacturing — 1.5%
Daihatsu Motor Co. Ltd.	27,000	280,425
Mitsubishi Electric Corp.	53,000	664,432
Tokai Rubber Industries Ltd.	30,100	632,843

		1,577,700

Metal & Mining — 0.7%
Sumitomo Metal Mining Co. Ltd.	30,000	728,681

Total Japan		9,205,071

Malaysia — 0.6%
Telecommunications — 0.6%
Telekom Malaysia Bhd	210,000	597,799

Netherlands — 1.9%
Beverages & Bottling — 0.8%
Heineken Holding NV	13,800	791,057

Food & Agriculture — 0.5%
Unilever NV	16,700	515,557

Oil & Gas — 0.6%
SBM Offshore NV	17,200	676,188

Total Netherlands		1,982,802

Singapore — 0.4%
Banks — 0.4%
United Overseas Bank Ltd.	28,400	422,511

South Korea — 1.7%
Electronics — 0.4%
Samsung Electronics Co. Ltd.	600	376,966

Finance — 0.9%
Samsung Securities Co. Ltd.	4,800	435,315
Shinhan Financial Group Co. Ltd.	7,900	516,193

		951,508

Security Brokers & Dealers — 0.4%
Korea Investment Holdings Co. Ltd.	5,500	361,779

Total South Korea		1,690,253

Spain — 0.4%
Oil & Gas — 0.4%
Repsol YPF SA	12,400	442,927

Sweden — 1.3%
Banks — 0.6%
Nordea Bank AB	35,700	622,136

Paper & Forest Products — 0.7%
Svenska Cellulosa AB - B Shares	34,800	649,385

Total Sweden		1,271,521

Switzerland — 3.5%
Banks — 0.6%
Julius Baer Holding Ltd.	7,300	545,815

Chemicals — 0.9%
Syngenta AG	4,300	927,035

Food & Agriculture — 1.0%
Nestle SA	2,300	1,033,197

Pharmaceuticals — 0.5%
Roche Holding AG	2,900	525,823

Retail Merchandising — 0.5%
Compagnie Financiere Richemont AG	7,700	510,247

Total Switzerland		3,542,117

Taiwan — 1.1%
Chemicals — 0.8%
Taiwan Fertilizer Co. Ltd.	334,500	807,679

Computer & Office Equipment — 0.3%
Asustek Computer, Inc.	82,000	249,505

Total Taiwan		1,057,184

United Kingdom — 2.4%
Beverages & Bottling — 0.5%
Diageo Plc	21,900	481,230

Computer Software & Services — 0.4%
Autonomy Corp. Plc	25,000	440,400

Energy & Utilities — 0.8%
International Power Plc	82,700	763,532

Finance — 0.3%
ICAP Plc	32,600	351,506

Transportation — 0.4%
Arriva Plc	28,500	450,451

Total United Kingdom		2,487,119

United States — 48.7%
Aerospace — 2.3%
Alliant Techsystems, Inc.(b)	4,900	535,570
The Boeing Co.	9,500	997,405
Goodrich Corp.	12,000	818,760

		2,351,735

Banks — 1.7%
BB&T Corp.	12,000	484,680
Citigroup, Inc.	9,000	420,030
JPMorgan Chase & Co.	9,000	412,380
Wells Fargo & Co.	13,000	463,060

		1,780,150

Beverages & Bottling — 1.6%
Molson Coors Brewing Co. - Class B	7,300	727,591
PepsiCo, Inc.	12,500	915,750

		1,643,341

Broadcasting — 0.6%
Liberty Global, Inc.(b)	15,200	623,504

Chemicals — 1.9%
Agrium, Inc.	5,100	277,338
The Lubrizol Corp.	11,800	767,708
Terra Industries, Inc.(b)	12,600	393,876
UAP Holding Corp.	15,000	470,400

		1,909,322

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	65

Schedule of Investments (continued)	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
United States (Continued)
Computer & Office Equipment — 2.2%
Cisco Systems, Inc.(b)	31,400	$1,039,654
Hewlett-Packard Co.	10,000	497,900
International Business Machines Corp.	6,100	718,580

		2,256,134

Computer Software & Services — 3.2%
Autodesk, Inc.(b)	8,100	404,757
DST Systems, Inc.(b)	8,500	729,385
EMC Corp.(b)	26,100	542,880
Microsoft Corp.	11,300	332,898
Oracle Corp.(b)	30,100	651,665
VeriFone Holdings, Inc.(b)	11,900	527,527
VMware, Inc.(b)	1,400	119,000

		3,308,112

Electronics — 0.5%
Intel Corp.	19,000	491,340

Energy & Utilities — 2.3%
American Electric Power Co., Inc.	13,000	599,040
FPL Group, Inc.	6,100	371,368
Pepco Holdings, Inc.	18,700	506,396
PPL Corp.	10,000	463,000
Public Service Enterprise Group, Inc.	5,000	439,950

		2,379,754

Finance — 1.8%
AllianceBernstein Holding LP	5,600	493,192
Fannie Mae	6,500	395,265
Morgan Stanley	7,500	472,500
State Street Corp.	7,600	518,016

		1,878,973

Food & Agriculture — 1.1%
Corn Products International, Inc.	3,800	174,306
Kellogg Co.	17,500	980,000

		1,154,306

Insurance — 2.0%
ACE Ltd.	8,000	484,560
AON Corp.	11,000	492,910
Reinsurance Group of America, Inc.	11,800	669,886
Travelers Companies, Inc.	8,300	417,822

		2,065,178

Machinery & Heavy Equipment — 1.0%
AGCO Corp.(b)	20,000	1,015,400

Manufacturing — 2.5%
General Electric Co.	25,500	1,055,700
NIKE, Inc.	12,800	750,848
Textron, Inc.	12,000	746,520

		2,553,068

Medical Instruments & Supplies — 2.8%
Alcon, Inc.	2,800	402,976
Becton, Dickinson & Co.	6,200	508,710
Johnson & Johnson	5,500	361,350
St. Jude Medical, Inc.(b)	11,300	497,991
Stryker Corp.	6,000	412,560
Waters Corp.(b)	9,900	662,508

		2,846,095

Metal & Mining — 1.7%
Newmont Mining Corp.	13,000	581,490
Schnitzer Steel Industries, Inc. - Class A	15,300	1,121,337

		1,702,827

Motor Vehicles — 0.6%
General Motors Corp.	17,000	623,900

Oil & Gas — 9.5%
Anadarko Petroleum Corp.	11,000	591,250
Cameron International Corp.(b)	10,000	922,900
Chevron Corp.	10,400	973,232
ConocoPhillips	12,100	1,062,017
Diamond Offshore Drilling, Inc.	5,700	645,753
Exxon Mobil Corp.	10,600	981,136
Frontier Oil Corp.	18,000	749,520
Hess Corp.	9,000	598,770
Noble Corp.	12,000	588,600
Occidental Petroleum Corp.	9,000	576,720
Petrohawk Energy Corp.(b)	33,400	548,428
Transocean, Inc.(b)	6,000	678,300
XTO Energy, Inc.	12,800	791,552

		9,708,178

Pharmaceuticals — 2.0%
Abbott Laboratories	6,500	348,530
Bristol-Myers Squibb Co.	23,000	662,860
Merck & Co., Inc.	19,600	1,013,124

		2,024,514

Real Estate — 0.9%
Host Hotels & Resorts, Inc. (REIT)	16,300	365,772
Simon Property Group, Inc. (REIT)	5,100	510,000

		875,772

Restaurants — 0.6%
Yum! Brands, Inc.	18,600	629,238

Retail Merchandising — 1.1%
CVS Caremark Corp.	17,400	689,562
SUPERVALU, Inc.	9,900	386,199

		1,075,761

Semiconductors & Related Devices — 1.1%
Broadcom Corp. - Class A(b)	15,000	546,600
Texas Instruments, Inc.	14,500	530,555

		1,077,155

Soaps & Cosmetics — 2.0%
Colgate-Palmolive Co.	15,000	1,069,800
The Procter & Gamble Co.	14,000	984,760

		2,054,560

Tires & Rubber — 0.7%
The Goodyear Tire & Rubber Co.(b)	23,400	711,594

Tobacco — 0.4%
Altria Group, Inc.	5,700	396,321

See accompanying notes to financial statements.

66	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
United States (Continued)
Transportation — 0.6%
Quintana Maritime Ltd.	28,000	$533,960

Total United States		49,670,192

TOTAL COMMON STOCKS (Cost $81,709,614)		97,379,510

Preferred Stocks — 0.9%
Italy — 0.1%
Insurance — 0.1%
Compagnia Assicuratrice Unipol SpA	40,400	126,738

United Kingdom — 0.8%
Food & Agriculture — 0.8%
Tesco Plc	84,600	760,302

TOTAL PREFERRED STOCKS (Cost $905,578)		887,040

Short Term Investment — 1.0%
Galileo Money Market Fund, 4.72%(c) (Cost $1,029,460)	1,029,460	1,029,460

TOTAL INVESTMENTS IN SECURITIES — 97.3% (Cost $83,644,652(a))		99,296,010
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.7%		2,739,775

NET ASSETS — 100.0%		$102,035,785

(a)	Cost for federal income tax purposes is $83,747,075. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$16,096,973
Gross unrealized depreciation	(548,038)

$15,548,935

(b)	Non-income producing security.
(c)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	67

Schedule of Investments As of September 30, 2007	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 95.4%
Argentina — 0.2%
Computer Software & Services — 0.2%
Mercadolibre, Inc.(b)	69,300	$2,538,459

Australia — 2.7%
Construction — 0.9%
Boart Longyear Group(b)	6,965,500	14,710,407

Finance — 0.5%
Macquarie Airports Management Ltd.	1,865,300	7,200,015

Metal & Mining — 1.3%
Lihir Gold Ltd.	3,841,700	13,431,209
Zinifex Ltd.	465,400	7,317,885

		20,749,094

Total Australia		42,659,516

Belgium — 0.9%
Metal & Mining — 0.9%
Umicore	59,616	14,247,518

Brazil — 3.1%
Banks — 1.1%
Unibanco SA - ADR	135,900	17,877,645

Energy & Utilities — 0.6%
Companhia Energetica de Minas Gerais-CEMIG - ADR	421,200	8,984,196

Real Estate — 0.5%
Mrv Engenharia(b)	402,100	7,304,926

Telecommunications — 0.9%
GVT Holding SA(b)	351,600	7,480,851
Net Servicos de Comunicacao SA - ADR	399,400	6,622,052

		14,102,903

Total Brazil		48,269,670

Canada — 4.8%
Energy & Utilities — 0.9%
TransAlta Corp.	461,000	14,506,912

Metal & Mining — 3.9%
Aur Resources, Inc.	181,800	7,524,965
HudBay Minerals, Inc.(b)	616,700	15,965,440
Inmet Mining Corp.	127,400	12,776,504
Kinross Gold Corp.	988,500	14,768,119
Yamana Gold, Inc.	921,300	10,883,502

		61,918,530

Total Canada		76,425,442

Chile — 0.2%
Banks — 0.2%
Banco Santander Chile SA - ADR	75,200	3,802,864

Denmark — 0.6%
Aerospace — 0.6%
MTU Aero Engines Holding AG	154,100	9,382,809

Finland — 2.1%
Banks — 0.4%
OKO Bank Plc - Series A	296,200	6,124,285

Machinery & Heavy Equipment — 0.7%
Metso Oyj	162,300	11,178,100

Manufacturing — 0.4%
Wartsila Oyj - Series B	94,300	6,461,115

Telecommunications — 0.6%
Elisa Oyj	310,600	9,655,178

Total Finland		33,418,678

France — 3.9%
Computer & Office Equipment — 0.6%
Neopost SA	62,700	8,844,107

Computer Software & Services — 0.6%
Cie Generale De Geophysique	30,800	10,064,054

Entertainment & Leisure — 0.8%
Accor SA	88,900	7,892,475
Ubisoft Entertainment	62,800	4,289,410

		12,181,885

Food & Agriculture — 0.6%
Casino Guichard-Perrachon SA	89,600	9,395,805

Manufacturing — 0.8%
Compagnie Generale des Etablissements Michelin - Class B	90,900	12,220,411

Medical Instruments & Supplies — 0.1%
NicOx SA	56,055	1,342,845

Real Estate — 0.4%
Nexity Initiale, SAS	112,900	6,959,556

Total France		61,008,663

Germany — 6.4%
Air Transportation — 0.5%
Deutsche Lufthansa AG	283,700	8,159,576

Chemicals — 0.4%
SGL Carbon AG	114,700	6,574,940

Computer Software & Services — 0.9%
United Internet AG	607,200	13,671,503

Construction — 0.7%
Bilfinger Berger AG	143,000	11,176,304

Durable Goods — 0.6%
Gerry Weber International AG	289,200	9,344,596

Insurance — 0.8%
Hannover Rueckversicherung AG	262,500	13,317,957

Manufacturing — 0.7%
K+S AG	58,600	10,742,512

Miscellaneous Services — 1.2%
GEA Group AG	520,100	18,296,093

Real Estate — 0.6%
IVG Immobilien AG	245,900	9,165,717

Total Germany		100,449,198

Greece — 0.3%
Banks — 0.3%
Piraeus Bank SA	152,500	5,449,457

Hong Kong — 6.1%
Air Transportation — 0.9%
China Southern Airlines Co. Ltd. - Class H(b)	9,093,500	14,130,641

Chemicals — 0.5%
Huabao International Holdings Ltd.	8,630,900	7,771,735

See accompanying notes to financial statements.

68	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Hong Kong (Continued)
Construction — 0.3%
Shenzhen Expressway Co. Ltd.	3,714,900	$3,856,422

Energy & Utilities — 1.2%
Beijing Datang Power Generation Co. Ltd. - Class H	4,074,600	4,680,586
China Resources Power Holdings Co. Ltd.	1,441,300	4,477,498
Huadian Power International Corp. Ltd.	8,345,595	5,346,265
Huaneng Power International, Inc.	3,374,000	4,661,366

		19,165,715

Entertainment & Leisure — 0.3%
The Hongkong & Shanghai Hotels Ltd.	3,000,000	5,317,828

Finance — 0.4%
Rexcapital Financial Holdings Ltd.(b)	40,290,200	6,530,310

Manufacturing — 0.3%
China Power International Development Ltd.	7,583,400	3,970,290

Metal & Mining — 0.5%
Yanzhou Coal Mining Co. Ltd.	4,051,400	8,338,519

Real Estate — 1.7%
New World Development Co. Ltd.	2,670,500	7,385,755
Shun Tak Holdings Ltd.	5,590,200	9,003,172
Wheelock & Co. Ltd.	3,804,300	10,472,548

		26,861,475

Retail Merchandising — 0.0%
New World Department Store China Ltd.(b)	14,673	13,552

Total Hong Kong		95,956,487

India — 2.2%
Beverages & Bottling — 0.8%
United Spirits Ltd.	299,200	12,750,675

Metal & Mining — 0.5%
JSW Steel Ltd.	371,100	7,844,762

Telecommunications — 0.9%
Bharti Tele-Ventures Ltd.	617,757	14,571,298

Total India		35,166,735

Indonesia — 1.5%
Banks — 0.5%
PT Bank Mandiri	21,365,000	8,235,279

Metal & Mining — 1.0%
PT Bumi Resources Tbk	39,065,700	15,271,720

Total Indonesia		23,506,999

Ireland — 0.2%
Manufacturing — 0.2%
Smurfit Kappa Group Plc	151,700	3,506,477

Italy — 0.9%
Construction — 0.3%
Astaldi SpA	603,800	4,847,344

Energy & Utilities — 0.6%
AEM SpA	2,674,700	10,011,675

Total Italy		14,859,019

Japan — 19.6%
Banks — 1.5%
Bank of Kyoto Ltd.	770,800	9,347,708
The Chiba Bank Ltd.	999,800	7,729,268
The Iyo Bank Ltd.	677,600	6,571,596

		23,648,572

Chemicals — 1.4%
Nihon Nohyaku Co. Ltd.	1,057,600	7,384,279
Nippon Carbon Co. Ltd.	946,800	6,355,137
Tosoh Corp.	1,248,400	8,096,966

		21,836,382

Construction — 1.1%
Daito Trust Construction Co. Ltd.	109,000	5,257,128
Matsushita Electric Works Ltd.	729,800	8,799,660
Mitsui Home Co. Ltd.	548,000	3,172,594

		17,229,382

Durable Goods — 1.0%
ASICS Corp.	1,048,600	16,231,322

Electronics — 1.9%
Daido Steel Co. Ltd.	1,455,900	12,408,707
Nihon Dempa Kogyo Co. Ltd.	79,200	4,936,856
Star Micronics Co. Ltd.	397,200	12,310,382

		29,655,945

Energy & Utilities — 1.8%
Air Water, Inc.	874,100	9,740,548
Kurita Water Industries Ltd.	540,800	18,361,729

		28,102,277

Finance — 0.3%
Shinko Securities Co. Ltd.	1,157,400	5,360,526

Leasing — 0.1%
Mitsubishi UFJ Lease & Finance Co. Ltd.	66,500	2,205,763

Machinery & Heavy Equipment — 2.5%
Aichi Corp.	679,500	8,287,812
Miura Co. Ltd.	325,800	10,466,217
Nabtesco Corp.	799,000	13,035,528
Sumitomo Heavy Industries Ltd.	564,400	7,267,206

		39,056,763

Manufacturing — 2.0%
Daihatsu Motor Co. Ltd.	506,700	5,262,640
Mitsubishi Materials Corp.	1,729,100	10,748,073
Taiyo Nippon Sanso Corp.	947,600	8,513,674
Uni-Charm Corp.	120,000	7,365,168

		31,889,555

Metal & Mining — 0.7%
Yamato Kogyo Co. Ltd.	237,300	11,403,787

Motor Vehicles — 1.6%
Futaba Industrial Co. Ltd.	309,000	7,962,739
Isuzu Motors Ltd.	1,439,400	8,245,551
Yamaha Motor Co. Ltd.	323,500	8,251,904

		24,460,194

Photographic Equipment — 0.5%
Tamron Co. Ltd.	229,300	8,484,090

Real Estate — 0.5%
Goldcrest Co. Ltd.	83,061	3,818,066

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	69

Schedule of Investments (continued)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Japan (Continued)
Real Estate (Continued)
Japan General Estate Co. Ltd.	276,800	$4,467,742

		8,285,808

Retail Merchandising — 0.9%
Point, Inc.	81,400	2,806,285
Shimachu Co. Ltd.	205,100	5,428,146
Tsuruha Holdings, Inc.	177,900	5,947,295

		14,181,726

Tires & Rubber — 1.3%
Sumitomo Rubber Industries Ltd.	931,800	11,713,918
Yokohama Rubber Co. Ltd.	1,080,000	8,086,014

		19,799,932

Transportation — 0.5%
Kintetsu World Express, Inc.	205,400	7,027,571

Total Japan		308,859,595

Luxembourg — 0.3%
Telecommunications — 0.3%
Millicom International Cellular SA(b)	64,100	5,377,990

Malaysia — 1.6%
Entertainment & Leisure — 1.3%
Genting Bhd	4,488,500	10,603,793
Tanjong Plc	1,787,800	9,391,525

		19,995,318

Food & Agriculture — 0.3%
IOI Corp. Bhd	3,187,650	5,659,657

Total Malaysia		25,654,975

Morocco — 1.2%
Construction — 0.8%
IJM Corp. Bhd	5,302,600	12,371,437

Food & Agriculture — 0.4%
Kuala Lumpur Kepong Bhd	1,814,850	7,030,380

Total Morocco		19,401,817

Netherlands — 2.4%
Construction — 0.9%
Koninklijke Boskalis Westminster NV	276,900	13,961,676

Food & Agriculture — 0.7%
Nutreco Holding NV	154,400	10,913,613

Oil & Gas — 0.8%
SBM Offshore NV	350,800	13,791,094

Total Netherlands		38,666,383

Norway — 4.6%
Banks — 0.3%
Sparebanken Nord-Norge	85,520	2,101,813
Sparebanken Rogaland	72,600	2,221,933

		4,323,746

Chemicals — 0.9%
Yara International ASA	429,800	13,592,562

Food & Agriculture — 0.7%
Orkla ASA	668,400	11,939,146

Oil & Gas — 2.1%
Fred Olsen Energy ASA	255,700	13,493,466
Petroleum Geo-Services	272,000	7,845,305
Prosafe ASA	686,500	12,249,720

		33,588,491

Transportation — 0.6%
Songa Offshore ASA	812,200	9,039,091

Total Norway		72,483,036

Philippines — 0.5%
Telecommunications — 0.5%
Philippine Long Distance Telephone Co. - ADR	109,800	7,064,532

Poland — 0.3%
Telecommunications — 0.3%
Multimedia Polska SA	895,900	3,962,944

Singapore — 1.7%
Real Estate — 1.4%
CapitaCommercial Trust Management Ltd.	4,305,300	8,230,934
CapitaLand Ltd.	2,393,000	13,128,879

		21,359,813

Retail Merchandising — 0.3%
Hongguo International Holdings Ltd.	7,903,357	5,373,538

Total Singapore		26,733,351

South Africa — 0.3%
Retail Merchandising — 0.3%
Truworths International Ltd.	950,000	4,358,861

South Korea — 3.5%
Banks — 0.3%
Pusan Bank	288,000	5,286,713

Computer Software & Services — 0.6%
NHN Corp.(b)	37,700	8,724,716

Construction — 1.3%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	205,100	12,975,623
Hanjin Heavy Industries & Construction Co. Ltd.(b)	73,438	6,539,769
Hanjin Heavy Industries Co. Ltd.	27,162	1,133,729

		20,649,121

Finance — 0.4%
Daewoo Securities Co. Ltd.	224,800	6,754,807

Security Brokers & Dealers — 0.9%
Korea Investment Holdings Co. Ltd.	208,700	13,727,863

Total South Korea		55,143,220

Sweden — 2.2%
Construction — 0.5%
Skanska AB	398,200	7,894,050

Entertainment & Leisure — 0.3%
Rezidor Hotel Group AB	636,600	4,623,280

Manufacturing — 0.4%
SSAB Svenskt Stal AB	160,220	5,929,838

See accompanying notes to financial statements.

70	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Sweden (Continued)
Oil & Gas — 0.4%
PA Resources AB	586,900	$6,123,464

Soaps & Cosmetics — 0.6%
Oriflame Cosmetics SA	154,954	9,401,936

Total Sweden		33,972,568

Switzerland — 1.6%
Food & Agriculture — 0.5%
Barry Callebaut AG	9,945	7,316,206

Insurance — 0.4%
Swiss Life Holding	27,900	7,237,105

Manufacturing — 0.1%
Georg Fischer AG	1,955	1,345,873

Oil & Gas — 0.6%
Petroplus Holdings AG	101,700	8,971,089

Total Switzerland		24,870,273

Taiwan — 4.1%
Chemicals — 1.1%
Taiwan Fertilizer Co. Ltd.	7,453,300	17,996,631

Computer Software & Services — 0.9%
Geovision, Inc.	491,000	4,317,971
MediaTek, Inc.	526,050	9,478,088

		13,796,059

Electronics — 0.6%
Synnex Technology International Corp.	3,628,600	10,173,645

Semiconductors & Related Devices — 0.6%
Av Tech Corp.	501,359	4,170,950
Vanguard International Semiconductor Corp.	5,297,938	4,764,654

		8,935,604

Transportation — 0.9%
U-Ming Marine Transport Corp.	4,369,600	14,326,558

Total Taiwan		65,228,497

Thailand — 1.1%
Banks — 0.7%
Siam Commercial Bank Public Co. Ltd.	4,680,100	10,662,499

Metal & Mining — 0.4%
Banpu Public Co. Ltd.	752,400	7,402,394

Total Thailand		18,064,893

United Kingdom — 13.9%
Aerospace — 1.1%
Cobham Plc	2,137,800	8,485,416
Meggitt Plc	1,435,200	9,315,763

		17,801,179

Business Services — 2.7%
Aegis Group Plc	4,305,900	11,012,307
De La Rue Plc	279,533	4,175,042
Informa Plc	908,700	9,305,270
Intertek Group Plc	503,400	9,753,658
Rightmove Plc	866,200	9,162,481

		43,408,758

Energy & Utilities — 0.8%
International Power Plc	1,384,100	12,778,770

Entertainment & Leisure — 1.3%
IG Group Holdings Plc	1,904,762	14,760,386
InterContinental Hotels Group Plc	297,804	5,913,307

		20,673,693

Finance — 0.3%
ICAP Plc	476,600	5,138,886

Food & Agriculture — 1.4%
Britvic Plc	1,079,400	7,133,280
Dairy Crest Group Plc	458,900	5,905,723
Premier Foods Plc	1,868,200	8,523,787

		21,562,790

Insurance — 0.6%
Hiscox Ltd.	1,547,100	8,863,000

Machinery & Heavy Equipment — 0.9%
The Weir Group Plc	811,900	13,696,120

Manufacturing — 2.4%
Burberry Group Plc	476,400	6,403,855
Charter Plc	596,900	14,447,433
IMI Plc	683,700	7,476,832
Rexam Plc	889,100	10,032,299

		38,360,419

Measuring & Controlling Devices — 0.6%
Rotork Plc	447,912	9,255,895

Publishing & Printing — 0.5%
United Business Media Plc	517,200	7,327,953

Transportation — 1.3%
Arriva Plc	695,800	10,997,330
National Express Group Plc	402,700	10,191,913

		21,189,243

Total United Kingdom		220,056,706

United States — 0.4%
Telecommunications — 0.4%
Virgin Media, Inc.	236,800	5,747,136

TOTAL COMMON STOCKS (Cost $1,084,405,840)		1,506,294,768

Short Term Investment — 3.5%
Galileo Money Market Fund, 4.72%(c) (Cost $54,603,464)	54,603,464	54,603,464

TOTAL INVESTMENTS IN SECURITIES — 98.9% (Cost $1,139,009,304(a))		1,560,898,232
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		17,473,480

NET ASSETS — 100.0%		$1,578,371,712

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	71

Schedule of Investments (concluded)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

(a)	Cost for federal income tax purposes is $1,141,687,324. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$444,951,397
Gross unrealized depreciation	(25,740,489)

$419,210,908

(b)	Non-income producing security.
(c)	Represents current yield as of September 30, 2007.

See accompanying notes to financial statements.

72	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments	Equity Portfolios

KEY TO INVESTMENT ABBREVIATIONS

ADR	American Depository Receipts
CAD	Canadian Dollar
LLC	Limited Liability Corporation
LP	Limited Partnership
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	73

Statements of Assets and Liabilities

As of September 30, 2007	Capital Appreciation Portfolio	Mid-Cap Value Equity Portfolio	Mid-Cap Growth Equity Portfolio	Aurora Portfolio	Small/Mid-Cap Growth Equity Portfolio
Assets
Investments at value[1]	$260,072,822	$1,079,061,293	$416,200,703	$1,502,260,349	$281,072,116
Cash denominated in foreign currencies at value[2]	—	—	—	63	—
Dividends and reclaims receivable	268,247	857,217	118,810	640,415	62,037
Interest receivable	1,102	—	195	—	—
Interest receivable - affiliated	571	1,656	1,345	2,709	499
Investments sold receivable	7,866,496	15,799,575	7,737,389	19,791,091	13,490,341
Receivable from advisor	8,140	138,062	236	70,669	42,138
Capital shares sold receivable	132,103	4,063,808	86,206	574,700	204,814
Prepaid expenses	11,200	30,328	18,804	21,633	20,608

Total Assets	268,360,681	1,099,951,939	424,163,688	1,523,361,629	294,892,553

Liabilities
Investments purchased payable	1,549,292	20,737,958	8,529,444	7,787,827	—
Capital shares redeemed payable	200,225	3,347,747	497,907	9,551,523	605,128
Transfer agent fees payable	124,314	194,927	201,643	1,090,625	212,035
Investment advisory fees payable	110,429	684,093	264,639	1,021,552	180,915
Distribution fees payable	44,142	178,974	38,703	332,831	25,847
Administration fees payable	19,228	60,404	27,186	103,822	23,307
Custodian fees payable	7,948	25,568	3,442	20,728	8,501
Officers’ and trustees’ fees payable	2,033	8,985	3,288	13,609	2,337
Cash overdraft	—	—	—	—	8,656,651
Options written, at fair value[3]	—	165,000	—	—	—
Foreign taxes payable	—	—	3,816	—	—
Other accrued expenses payable	98,469	403,341	131,625	627,242	122,431

Total Liabilities	2,156,080	25,806,997	9,701,693	20,549,759	9,837,152

Net Assets	$266,204,601	$1,074,144,942	$414,461,995	$1,502,811,870	$285,055,401

Net Assets Consist of
Capital paid in	$267,794,404	$845,956,254	$483,432,134	$1,073,994,413	$188,287,584
Undistributed (distributions in excess of) net investment income/net investment loss	—	919,325	—	(25,991)	—
Accumulated net realized gain (loss)	(62,238,059)	102,623,904	(167,792,476)	261,276,045	40,461,619
Net unrealized appreciation	60,648,256	124,645,459	98,822,337	167,567,403	56,306,198

Net Assets	$266,204,601	$1,074,144,942	$414,461,995	$1,502,811,870	$285,055,401

[1]Cost of investments	$199,424,566	$954,345,533	$317,378,366	$1,334,694,259	$224,765,918
[2]Cost of investment - foreign currencies	—	—	—	62	—
[3]Premiums received - written options	—	94,699	—	—	—

See accompanying notes to financial statements.

74	ANNUAL REPORT	SEPTEMBER 30, 2007

As of September 30, 2007	Capital Appreciation Portfolio	Mid-Cap Value Equity Portfolio	Mid-Cap Growth Equity Portfolio	Aurora Portfolio	Small/Mid-Cap Growth Equity Portfolio
Institutional Shares
Net Assets	$71,072,283	$134,665,137	$75,577,011	$169,478,877	$26,976,467
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,903,508	9,382,601	5,600,373	5,490,257	1,479,263
Net Asset Value	$18.21	$14.35	$13.49	$30.87	$18.24
Service Shares
Net Assets	$—	$3,715,990	$713,642	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	262,728	55,236	—	—
Net Asset Value	$—	$14.14	$12.92	$—	$—
Investor A Shares
Net Assets	$131,711,633	$642,264,397	$274,333,297	$871,699,480	$218,850,593
Shares outstanding, unlimited number of shares authorized, $0.001 par value	7,499,839	45,883,755	21,865,908	30,322,034	12,697,845
Net Asset Value	$17.56	$14.00	$12.55	$28.75	$17.24
Investor B Shares
Net Assets	$48,260,384	$119,767,962	$43,609,642	$250,672,338	$21,110,071
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,953,464	9,268,747	3,851,025	10,418,301	1,398,974
Net Asset Value	$16.34	$12.92	$11.32	$24.06	$15.09
Investor C Shares
Net Assets	$15,160,301	$173,731,456	$20,203,100	$209,819,914	$17,047,330
Shares outstanding, unlimited number of shares authorized, $0.001 par value	925,646	13,463,581	1,785,017	8,718,300	1,127,222
Net Asset Value	$16.38	$12.90	$11.32	$24.07	$15.12
R Shares
Net Assets	$—	$—	$25,303	$1,141,261	$1,070,940
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	—	2,016	39,768	62,337
Net Asset Value	$—	$—	$12.55	$28.70	$17.18

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	75

Statements of Assets and Liabilities (continued)

As of September 30, 2007	Small Cap Value Equity Portfolio	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio	Global Science & Technology Opportunities Portfolio	Global Resources Portfolio	All-Cap Global Resources Portfolio
Assets
Investments at value[1]	$69,264,541	$109,599,304	$853,766,565	$42,183,505	$942,546,407	$1,211,570,443
Cash denominated in foreign currencies at value[2]	—	—	—	405,592	221,285	4,878
Dividends and reclaims receivable	88,875	109,539	159,065	32,277	333,287	518,031
Interest receivable	—	—	610	—	—	—
Interest receivable - affiliated	52	223	502	125	739	1,012
Investments sold receivable	1,194,002	2,178,483	19,634,671	189,427	7,799,340	1,449,224
Receivable from advisor	7	7,206	1,839	12	5,039	39,023
Capital shares sold receivable	8,427	418,327	2,397,736	263,932	812,877	2,024,030
Prepaid expenses	21,239	9,706	29,390	17,781	24,188	23,401
Unrealized appreciation on forward foreign currency contracts	—	—	—	33,067	1,844	—

Total Assets	70,577,143	112,322,788	875,990,378	43,125,718	951,745,006	1,215,630,042

Liabilities
Investments purchased payable	803,147	2,608,238	29,429,107	790,789	754,573	298,838
Capital shares redeemed payable	749,025	194,955	489,758	42,899	2,040,399	1,441,735
Investment advisory fees payable	31,202	87,047	387,284	29,519	563,735	703,749
Transfer agent fees payable	21,864	19,002	172,871	21,710	240,595	114,157
Administration fees payable	5,668	6,512	66,016	3,139	69,706	71,704
Custodian fees payable	5,540	3,947	12,708	9,661	24,916	21,919
Distribution fees payable	5,253	25,453	19,443	10,956	144,542	150,041
Officers’ and trustees’ fees payable	634	799	6,667	285	7,450	8,531
Options written, at fair value[3]	—	—	—	—	2,760	—
Foreign taxes payable	—	—	1,755	5,710	64	15,793
Unrealized depreciation on forward foreign currency contracts	—	—	—	175,969	101	2,251
Other accrued expenses payable	45,705	57,478	229,095	46,088	330,624	289,481

Total Liabilities	1,668,038	3,003,431	30,814,704	1,136,725	4,179,465	3,118,199

Net Assets	$68,909,105	$109,319,357	$845,175,674	$41,988,993	$947,565,541	$1,212,511,843

Net Assets Consist of
Capital paid in	$55,728,456	$90,845,343	$1,160,541,171	$105,957,022	$453,275,105	$872,171,267
Undistributed (distributions in excess of) net investment loss	—	—	—	(77,087)	(5,613,108)	(384,442)
Accumulated net realized gain (loss)	7,875,481	8,368,788	(477,374,813)	(72,695,694)	80,507,731	9,171,548
Net unrealized appreciation	5,305,168	10,105,226	162,009,316	8,804,752	419,395,813	331,553,470

Net Assets	$68,909,105	$109,319,357	$845,175,674	$41,988,993	$947,565,541	$1,212,511,843

[1]Cost of investments	$63,959,373	$99,494,078	$691,757,249	$33,241,956	$524,929,617	$880,031,492
[2]Cost of investments - foreign currencies	—	—	—	400,085	(572,849)	4,707
[3]Premiums received - written options	—	—	—	—	873,123	—

See accompanying notes to financial statements.

76	ANNUAL REPORT	SEPTEMBER 30, 2007

As of September 30, 2007	Small Cap Value Equity Portfolio	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio	Global Science & Technology Opportunities Portfolio	Global Resources Portfolio	All-Cap Global Resources Portfolio
BlackRock Shares
Net Assets	$4,929,101	$—	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	416,615	—	—	—	—	—
Net Asset Value	$11.83	$—	$—	$—	$—	$—
Institutional Shares
Net Assets	$27,998,695	$33,707,051	$587,586,081	$1,448,651	$37,497,819	$598,747,338
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,361,491	1,589,019	24,778,611	160,434	591,293	30,866,399
Net Asset Value	$11.86	$21.21	$23.71	$9.03	$63.42	$19.40
Service Shares
Net Assets	$2,143,200	$4,909,139	$35,944,764	$122,788	$—	$3,434,808
Shares outstanding, unlimited number of shares authorized, $0.001 par value	185,310	233,208	1,591,688	13,901	—	179,021
Net Asset Value	$11.57	$21.05	$22.58	$8.83	$—	$19.19
Investor A Shares
Net Assets	$25,737,073	$29,070,074	$189,575,230	$21,632,360	$685,589,785	$347,597,586
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,248,010	1,393,525	8,629,750	2,474,048	11,616,475	18,121,902
Net Asset Value	$11.45	$20.86	$21.97	$8.74	$59.02	$19.18
Investor B Shares
Net Assets	$4,479,189	$8,955,785	$10,222,207	$9,030,220	$80,177,783	$55,537,793
Shares outstanding, unlimited number of shares authorized, $0.001 par value	469,974	442,622	522,383	1,093,213	1,576,119	2,951,547
Net Asset Value	$9.53	$20.23	$19.57	$8.26	$50.87	$18.82
Investor C Shares
Net Assets	$3,621,847	$32,677,308	$21,847,392	$9,754,974	$144,300,154	$207,194,318
Shares outstanding, unlimited number of shares authorized, $0.001 par value	381,135	1,613,986	1,116,419	1,182,364	2,838,055	10,998,365
Net Asset Value	$9.50	$20.25	$19.57	$8.25	$50.84	$18.84
See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	77

Statements of Assets and Liabilities (concluded)

As of September 30, 2007	Health Sciences Opportunities Portfolio	U.S. Opportunities Portfolio	Global Opportunities Portfolio	International Opportunities Portfolio
Assets
Investments at value[1]	$1,338,196,937	$543,092,421	$99,296,010	$1,560,898,232
Cash denominated in foreign currencies at value[2]	908	—	1,105,971	18,115,003
Dividends and reclaims receivable	961,006	416,450	165,713	3,642,566
Interest receivable	—	1,130	—	64
Interest receivable - affiliated	1,902	743	126	1,163
Investments sold receivable	2,104,559	6,440,242	1,608,517	15,875,370
Receivable from advisor	566	116,514	1,657	3,113
Capital shares sold receivable	2,010,389	6,933,428	411,239	1,300,029
Prepaid expenses	51,866	31,091	13,998	38,180
Unrealized appreciation on forward foreign currency contracts	673,162	—	512,472	15,346,734

Total Assets	1,344,001,295	557,032,019	103,115,703	1,615,220,454

Liabilities
Capital shares redeemed payable	2,541,878	719,577	217,040	1,646,926
Unrealized depreciation on forward foreign currency contracts	2,326,740	—	426,672	18,127,862
Investment advisory fees payable	792,473	361,443	75,243	1,208,085
Transfer agent fees payable	337,174	112,580	78,960	334,089
Distribution fees payable	274,045	73,110	14,799	206,847
Administration fees payable	94,749	33,063	8,111	105,882
Foreign taxes payable	22,091	4,366	866	55,358
Custodian fees payable	20,978	7,253	14,950	166,451
Officers’ and trustees’ fees payable	9,871	3,475	681	11,831
Investments purchased payable	—	267,004	190,378	14,505,234
Other accrued expenses payable	451,856	170,763	52,218	480,177

Total Liabilities	6,871,855	1,752,634	1,079,918	36,848,742

Net Assets	$1,337,129,440	$555,279,385	$102,035,785	$1,578,371,712

Net Assets Consist of
Capital paid in	$1,085,562,049	$541,459,880	$82,708,654	$935,388,884
Undistributed (distributions in excess of) net investment income/net investment loss	(711,439)	—	715,345	29,303,423
Accumulated net realized gain (loss)	38,931,568	(59,466,698)	2,769,062	194,295,677
Net unrealized appreciation	213,347,262	73,286,203	15,842,724	419,383,728

Net Assets	$1,337,129,440	$555,279,385	$102,035,785	$1,578,371,712

[1]Cost of investments	$1,123,196,119	$469,806,218	$83,644,652	$1,139,009,304
[2]Cost of investments - foreign currencies	885	—	1,014,031	17,894,483

See accompanying notes to financial statements.

78	ANNUAL REPORT	SEPTEMBER 30, 2007

As of September 30, 2007	Health Sciences Opportunities Portfolio	U.S. Opportunities Portfolio	Global Opportunities Portfolio	International Opportunities Portfolio
Institutional Shares
Net Assets	$172,901,785	$158,093,833	$35,679,114	$492,443,675
Shares outstanding, unlimited number of shares authorized, $0.001 par value	5,685,128	4,266,949	2,680,875	9,639,830
Net Asset Value	$30.41	$37.05	$13.31	$51.08
Service Shares
Net Assets	$7,806,341	$43,763,087	$—	$172,135,142
Shares outstanding, unlimited number of shares authorized, $0.001 par value	261,481	1,219,421	—	3,476,216
Net Asset Value	$29.85	$35.89	$—	$49.52
Investor A Shares
Net Assets	$697,451,254	$228,667,883	$40,466,649	$555,189,124
Shares outstanding, unlimited number of shares authorized, $0.001 par value	23,425,509	6,428,864	3,049,957	11,287,325
Net Asset Value	$29.77	$35.57	$13.27	$49.19
Investor B Shares
Net Assets	$95,231,286	$35,928,108	$7,673,407	$102,624,094
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,367,769	1,082,047	583,203	2,210,399
Net Asset Value	$28.28	$33.20	$13.16	$46.43
Investor C Shares
Net Assets	$363,738,774	$88,826,474	$18,216,615	$255,979,677
Shares outstanding, unlimited number of shares authorized, $0.001 par value	12,867,991	2,677,294	1,384,341	5,524,290
Net Asset Value	$28.27	$33.18	$13.16	$46.34

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	79

Statements of Operations

For the Year Ended September 30, 2007	Capital Appreciation Portfolio	Mid-Cap Value Equity Portfolio	Mid-Cap Growth Equity Portfolio	Aurora Portfolio	Small/Mid-Cap Growth Equity Portfolio
Investment Income
Interest	$—	$1,545,783	$25,544	$657,055	$15,050
Securities lending income from affiliate (Note C)	165,107	170,375	89,581	326,631	57,039
Dividends and reclaims	2,646,744	17,389,777	1,705,428	23,754,322	865,813
Foreign taxes withheld	(27,451)	—	—	(99,044)	—
Interest from affiliates (Note C)	19,245	49,628	44,927	94,212	15,722

Total investment income	2,803,645	19,155,563	1,865,480	24,733,176	953,624

Expenses
Investment advisory fees	1,621,893	8,211,228	3,223,639	14,529,034	2,108,906
Transfer agent fees - class specific	589,714	2,043,330	1,380,904	3,440,602	778,984
Distribution fees - class specific	572,022	2,202,722	485,577	4,119,349	300,842
Shareholder servicing fees - class specific	479,567	2,244,601	819,818	3,980,014	637,107
Administration fees	187,141	715,946	302,216	1,114,496	210,890
Administration fees - class specific	62,429	248,288	100,796	377,204	70,350
Printing fees	57,572	380,311	75,113	411,879	71,802
Custodian fees	45,093	133,140	44,192	198,457	50,518
Registration fees and expenses	41,151	81,364	51,320	61,174	42,872
Legal and audit fees	35,117	87,675	49,611	116,633	41,373
Officers’ and trustees’ fees	16,520	66,231	26,768	119,825	18,432
Other	14,347	34,810	18,989	65,676	16,147

Total expenses	3,722,566	16,449,646	6,578,943	28,534,343	4,348,223
Less investment advisory fees waived	(182,255)	(29,745)	—	—	—
Less administration fees waived - class specific	(23,648)	(248,137)	(51,806)	(203,860)	(54,246)
Less transfer agent fees waived - class specific	(18,859)	(225,023)	(65,854)	(157,266)	(41,729)
Less transfer agent fees reimbursed - class specific	(25,276)	(1,207,433)	(66,870)	(251,964)	(434,365)
Less fees paid indirectly (Note C)	(2,069)	(5,453)	(4,840)	(10,048)	(1,703)

Net expenses	3,470,459	14,733,855	6,389,573	27,911,205	3,816,180

Net investment income (loss)	(666,814)	4,421,708	(4,524,093)	(3,178,029)	(2,862,556)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment transactions	31,968,707	130,975,099	62,310,657	290,576,785	49,844,202
Written options	—	1,013,214	—	—	—
Foreign currency transactions	—	—	—	(25,991)	—

	31,968,707	131,988,313	62,310,657	290,550,794	49,844,202

Net change in unrealized appreciation/depreciation on:
Investments	17,539,588	25,709,935	33,572,913	(31,423,830)	10,425,975
Written options	—	(70,301)	—	—	—
Foreign currency transactions	—	—	—	1,312	—

	17,539,588	25,639,634	33,572,913	(31,422,518)	10,425,975

Net gain on investments, written options and foreign currency transactions	49,508,295	157,627,947	95,883,570	259,128,276	60,270,177

Net increase in net assets resulting from operations	$48,841,481	$162,049,655	$91,359,477	$255,950,247	$57,407,621

See accompanying notes to financial statements.

80	ANNUAL REPORT	SEPTEMBER 30, 2007

Statements of Operations (continued)

Small Cap Value Equity Portfolio	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio	Global Science & Technology Opportunities Portfolio	Global Resources Portfolio	All-Cap Global Resources Portfolio	Health Sciences Opportunities Portfolio
$1,635	$1,589	$1,178,066	$9,196	$65,887	$634,499	$4,726,018
22,143	30,646	292,288	5,976	376,774	296,799	164,946
1,121,994	598,060	2,210,759	316,379	9,400,431	11,486,794	9,014,267
—	—	(5,135)	(19,798)	(486,381)	(483,860)	(294,226)
1,762	5,587	12,930	2,911	23,588	30,883	51,157

1,147,534	635,882	3,688,908	314,664	9,380,299	11,965,115	13,662,162

445,719	935,074	4,240,886	306,053	6,962,320	7,273,881	8,294,893
75,698	203,779	872,250	112,935	1,180,160	1,084,831	2,151,786
78,006	282,255	227,127	132,408	1,677,830	1,601,903	2,970,085
117,201	167,241	634,335	81,645	2,228,519	1,261,058	2,422,284
60,780	70,130	551,195	25,504	653,357	677,930	761,385
20,277	23,362	189,353	8,502	215,324	241,195	270,371
27,210	44,000	313,492	21,166	203,393	316,509	427,132
23,221	25,282	92,327	78,898	216,888	109,795	111,154
56,630	49,893	70,114	47,817	85,679	120,848	110,356
28,904	30,114	72,994	32,559	75,184	80,627	94,855
5,452	6,023	48,957	2,238	61,423	60,670	69,230
12,736	10,089	20,440	21,526	60,053	37,982	44,865

951,834	1,847,242	7,333,470	871,251	13,620,130	12,867,229	17,728,396
(6,427)	(138)	—	(84,200)	—	—	—
(1,929)	(12,636)	(3,142)	(5,936)	(72,840)	(71,495)	(16,819)
(1,298)	(15,577)	(6,159)	(5,939)	(18,472)	(78,763)	(8,486)
(6,546)	(34,165)	(11,012)	(46,654)	(27,902)	(178,770)	(25,928)
(179)	(634)	(1,465)	(329)	(2,552)	(3,370)	(5,759)

935,455	1,784,092	7,311,692	728,193	13,498,364	12,534,831	17,671,404

212,079	(1,148,210)	(3,622,784)	(413,529)	(4,118,065)	(569,716)	(4,009,242)

11,328,942	10,368,324	109,493,054	3,395,093	120,824,854	10,169,527	48,477,842
—	—	—	—	736,300	179,100	1,987,515
—	—	—	(79,359)	(3,552,284)	(394,640)	(636,382)

11,328,942	10,368,324	109,493,054	3,315,734	118,008,870	9,953,987	49,828,975

(3,201,326)	3,477,355	48,459,896	4,867,446	74,848,840	340,026,161	132,849,465
—	—	—	—	870,362	—	415,673
—	—	—	(177,697)	913,894	15,629	(1,762,872)

(3,201,326)	3,477,355	48,459,896	4,689,749	76,633,096	340,041,790	131,502,266

8,127,616	13,845,679	157,952,950	8,005,483	194,641,966	349,995,777	181,331,241

$8,339,695	$12,697,469	$154,330,166	$7,591,954	$190,523,901	$349,426,061	$177,321,999

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	81

Statements of Operations (concluded)

For the Year Ended September 30, 2007	U.S. Opportunities Portfolio	Global Opportunities Portfolio	International Opportunities Portfolio
Investment Income
Interest	$494,516	$18,915	$1,017,062
Securities lending income from affiliate (Note C)	59,750	—	14,633
Dividends and reclaims	3,597,650	1,536,185	33,624,995
Foreign taxes withheld	(2,339)	(121,226)	(2,821,336)
Interest from affiliates (Note C)	17,524	3,208	37,850

Total investment income	4,167,101	1,437,082	31,873,204

Expenses
Investment advisory fees	3,991,170	654,711	13,691,113
Distribution fees - class specific	769,566	151,254	2,503,861
Transfer agent fees - class specific	749,929	126,878	1,780,703
Shareholder servicing fees - class specific	681,707	126,240	2,431,294
Administration fees	271,957	54,559	913,695
Printing fees	132,743	14,433	466,872
Administration fees - class specific	90,478	18,156	346,087
Registration fees and expenses	63,377	80,889	87,001
Custodian fees	51,094	53,203	760,935
Legal and audit fees	50,710	33,610	116,271
Officers’ and trustees’ fees	21,019	4,316	88,599
Other	18,054	12,455	122,220

Total expenses	6,891,804	1,330,704	23,308,651
Less investment advisory fees waived	(900,064)	(5,732)	—
Less administration fees waived - class specific	(44,389)	(10,953)	(5,066)
Less transfer agent fees waived - class specific	(53,088)	(6,352)	(3,204)
Less transfer agent fees reimbursed - class specific	(200,118)	(73,085)	(5,684)
Less fees paid indirectly (Note C)	(2,025)	(364)	(4,092)

Net expenses	5,692,120	1,234,218	23,290,605

Net investment income (loss)	(1,525,019)	202,864	8,582,599

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment transactions	26,356,228	5,121,429	213,745,631
Foreign currency related transactions	—	415,810	20,642,150

	26,356,228	5,537,239	234,387,781

Net change in unrealized appreciation/depreciation on:
Investments	55,336,731	13,834,324	214,202,537
Foreign currency transactions	—	227,659	(1,668,500)

	55,336,731	14,061,983	212,534,037

Net gain on investments and foreign currency transactions	81,692,959	19,599,222	446,921,818

Net increase in net assets resulting from operations	$80,167,940	$19,802,086	$455,504,417

See accompanying notes to financial statements.

82	ANNUAL REPORT	SEPTEMBER 30, 2007

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Statements of Changes in Net Assets

	Capital Appreciation Portfolio		Mid-Cap Value Equity Portfolio
	For the Year Ended September 30,		For the Year Ended September 30,
Increase (Decrease) in Net Assets:	2007	2006	2007	2006
Operations
Net investment income (loss)	$(666,814)	$(1,603,154)	$4,421,708	$3,240,926
Net realized gain	31,968,707	21,974,299	131,988,313	83,421,009
Net change in unrealized appreciation/depreciation	17,539,588	(8,628,443)	25,639,634	(10,363,661)

Net increase in net assets resulting from operations	48,841,481	11,742,702	162,049,655	76,298,274

Dividends and Distributions to Shareholders from
Net investment income:
Institutional Class	—	—	(950,124)	(195,309)
Service Class	—	—	(28,046)	(7,194)
Investor A Class	—	—	(4,346,319)	(923,718)
Investor B Class	—	—	(149,820)	—
Investor C Class	—	—	(346,654)	—

Total dividends from net investment income	—	—	(5,820,963)	(1,126,221)

Net realized gains:
Institutional Class	—	—	(10,598,964)	(5,884,247)
Service Class	—	—	(400,184)	(107,064)
Investor A Class	—	—	(62,756,283)	(45,347,430)
Investor B Class	—	—	(16,156,916)	(13,986,415)
Investor C Class	—	—	(18,615,276)	(11,728,910)
R Class	—	—	—	—

Total distributions from net realized gains	—	—	(108,527,623)	(77,054,066)

Total dividends and distributions to shareholders	—	—	(114,348,586)	(78,180,287)

Capital Share Transactions (Note E)
Net increase (decrease) in net assets resulting from capital share transactions	(31,677,089)	(41,269,364)	183,584,154	55,161,843

Redemption Fees
Redemption fees	—	6,975	1,656	104,030

Net Assets
Total increase (decrease) in net assets	17,164,392	(29,519,687)	231,286,879	53,383,860
Beginning of year	249,040,209	278,559,896	842,858,063	789,474,203

End of year	$266,204,601	$249,040,209	$1,074,144,942	$842,858,063

End of year undistributed (distributions in excess of) net investment income	$—	$—	$919,325	$2,318,580

See accompanying notes to financial statements.

84	ANNUAL REPORT	SEPTEMBER 30, 2007

Statements of Changes in Net Assets (continued)

Mid-Cap Growth Equity Portfolio		Aurora Portfolio		Small/Mid-Cap Growth Equity Portfolio
For the Year Ended September 30,		For the Year Ended September 30,		For the Year Ended September 30,
2007	2006	2007	2006	2007	2006

$(4,524,093)	$(4,987,055)	$(3,178,029)	$(8,332,559)	$(2,862,556)	$(3,098,866)
62,310,657	50,740,063	290,550,794	577,220,046	49,844,202	15,293,907
33,572,913	(31,648,826)	(31,422,518)	(504,909,526)	10,425,975	4,689,485

91,359,477	14,104,182	255,950,247	63,977,961	57,407,621	16,884,526

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

—	(921,396)	(39,020,242)	(28,658,928)	(1,246,455)	(939,124)
—	(14,346)	(6,428)	(28)	(1,145)	(5)
—	(3,790,441)	(348,851,877)	(283,519,298)	(11,264,602)	(9,326,969)
—	(838,922)	(110,014,015)	(81,735,734)	(1,395,885)	(1,175,000)
—	(293,573)	(91,436,852)	(75,908,932)	(1,040,672)	(976,287)
—	—	(6,360)	—	(1,135)	—

—	(5,858,678)	(589,335,774)	(469,822,920)	(14,949,894)	(12,417,385)

—	(5,858,678)	(589,335,774)	(469,822,920)	(14,949,894)	(12,417,385)

(77,176,297)	(54,659,900)	(119,171,388)	(337,886,439)	(31,054,291)	(12,489,359)

(759)	18,713	57,126	113,805	14,514	16,772

14,182,421	(46,395,683)	(452,499,789)	(743,617,593)	11,417,950	(8,005,446)
400,279,574	446,675,257	1,955,311,659	2,698,929,252	273,637,451	281,642,897

$414,461,995	$400,279,574	$1,502,811,870	$1,955,311,659	$285,055,401	$273,637,451

$—	$—	$(25,991)	$—	$—	$—

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	85

Statements of Changes in Net Assets (continued)

	Small Cap Value Equity Portfolio		Small Cap Core Equity Portfolio
	For the Year Ended September 30,		For the Year Ended September 30,
Increase (Decrease) in Net Assets:	2007	2006	2007	2006
Operations
Net investment income (loss)	$212,079	$(85,228)	$(1,148,210)	$(939,234)
Net realized gain	11,328,942	17,081,198	10,368,324	1,549,931
Net change in unrealized appreciation/depreciation	(3,201,326)	(7,680,487)	3,477,355	2,731,708

Net increase in net assets resulting from operations	8,339,695	9,315,483	12,697,469	3,342,405

Dividends and Distributions to Shareholders from
Net investment income:
BlackRock Class	(96,251)	(67,528)	—	—
Institutional Class	(864,738)	(854,889)	—	—
Service Class	(79,661)	(67,932)	—	—
Investor A Class	(565,742)	(394,454)	—	—
Investor B Class	(85,437)	(160,437)	—	—
Investor C Class	(57,217)	(81,005)	—	—

Total dividends from net investment income	(1,749,046)	(1,626,245)	—	—

Net realized gains:
BlackRock Class	(883,861)	(873,689)	—	—
Institutional Class	(7,026,310)	(11,235,231)	(389,967)	(307,016)
Service Class	(767,565)	(613,345)	(53,212)	(6,306)
Investor A Class	(5,528,989)	(5,676,463)	(354,006)	(244,721)
Investor B Class	(1,626,642)	(2,444,122)	(142,927)	(129,108)
Investor C Class	(983,319)	(1,219,050)	(437,962)	(329,511)

Total distributions from net realized gains	(16,816,686)	(22,061,900)	(1,378,074)	(1,016,662)

Total dividends and distributions to shareholders	(18,565,732)	(23,688,145)	(1,378,074)	(1,016,662)

Capital Share Transactions (Note E)
Net increase (decrease) in net assets resulting from capital share transactions	(5,609,699)	(29,487,319)	15,600,046	31,759,540

Redemption Fees
Redemption fees	156	6,000	2,573	11,144

Net Assets
Total increase (decrease) in net assets	(15,835,580)	(43,853,981)	26,922,014	34,096,427
Beginning of year	84,744,685	128,598,666	82,397,343	48,300,916

End of year	$68,909,105	$84,744,685	$109,319,357	$82,397,343

End of year distributions in excess of net investment income	$—	$—	$—	$—

See accompanying notes to financial statements.

86	ANNUAL REPORT	SEPTEMBER 30, 2007

Statements of Changes in Net Assets (continued)

Small Cap Growth Equity Portfolio		Global Science & Technology Opportunities Portfolio		Global Resources Portfolio
For the Year Ended September 30,		For the Year Ended September 30,		For the Year Ended September 30,
2007	2006	2007	2006	2007	2006

$(3,622,784)	$(3,930,605)	$(413,529)	$(385,942)	$(4,118,065)	$3,254,386
109,493,054	60,128,668	3,315,734	2,667,296	118,008,870	274,858,556
48,459,896	12,193,812	4,689,749	(871,807)	76,633,096	(320,574,806)

154,330,166	68,391,875	7,591,954	1,409,547	190,523,901	(42,461,864)

—	—	—	—	—	—
—	—	—	—	(407,505)	(307,204)
—	—	—	—	—	—
—	—	—	—	(5,480,853)	(5,952,043)
—	—	—	—	(90,725)	(663,366)
—	—	—	—	(84,828)	(1,146,191)

—	—	—	—	(6,063,911)	(8,068,804)

—	—	—	—	—	—
—	—	—	—	(9,325,982)	(4,512,903)
—	—	—	—	—	—
—	—	—	—	(185,047,519)	(94,937,633)
—	—	—	—	(26,519,774)	(13,508,170)
—	—	—	—	(43,361,959)	(23,448,838)

—	—	—	—	(264,255,234)	(136,407,544)

—	—	—	—	(270,319,145)	(144,476,348)

35,819,149	12,885,215	2,995,063	5,508,862	73,558,234	(96,562,952)

38,501	39,600	1,818	38,251	17,221	150,592

190,187,816	81,316,690	10,588,835	6,956,660	(6,219,789)	(283,350,572)
654,987,858	573,671,168	31,400,158	24,443,498	953,785,330	1,237,135,902

$845,175,674	$654,987,858	$41,988,993	$31,400,158	$947,565,541	$953,785,330

$—	$—	$(77,087)	$(34,007)	$(5,613,108)	$(3,606,791)

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	87

Statements of Changes in Net Assets (continued)

	All-Cap Global Resources Portfolio		Health Sciences Opportunities Portfolio
	For the Year Ended September 30,		For the Year Ended September 30,
Increase (Decrease) in Net Assets:	2007	2006	2007	2006
Operations
Net investment income (loss)	$(569,716)	$(1,131,914)	$(4,009,242)	$(2,734,346)
Net realized gain (loss)	9,953,987	23,146,323	49,828,975	8,780,182
Net change in unrealized appreciation/depreciation	340,041,790	(48,891,452)	131,502,266	44,953,059

Net increase (decrease) in net assets resulting from operations	349,426,061	(26,877,043)	177,321,999	50,998,895

Dividends and Distributions to Shareholders from
Net investment income:
Institutional Class	—	—	—	—
Service Class	—	—	—	—
Investor A Class	—	—	—	—
Investor B Class	—	—	—	—
Investor C Class	—	—	—	—

Total dividends from net investment income	—	—	—	—

Net realized gains:
Institutional Class	(10,090,707)	—	(1,602,984)	(1,084,099)
Service Class	(62,756)	—	(68,118)	(3,118)
Investor A Class	(7,092,333)	—	(6,106,733)	(5,911,655)
Investor B Class	(1,254,323)	—	(1,146,981)	(1,377,483)
Investor C Class	(4,033,407)	—	(3,784,320)	(3,056,393)

Total distributions from net realized gains	(22,533,526)	—	(12,709,136)	(11,432,748)

Total dividends and distributions to shareholders	(22,533,526)	—	(12,709,136)	(11,432,748)

Capital Share Transactions (Note E)
Net increase in net assets resulting from capital share transactions	117,285,124	550,467,699	287,573,622	497,697,630

Redemption Fees
Redemption fees	41,527	300,777	47,586	287,297

Net Assets
Total increase in net assets	444,219,186	523,891,433	452,234,071	537,551,074
Beginning of year	768,292,657	244,401,224	884,895,369	347,344,295

End of year	$1,212,511,843	$768,292,657	$1,337,129,440	$884,895,369

End of year undistributed (distributions in excess of) net investment income	$(384,442)	$(124,929)	$(711,439)	$(106,886)

See accompanying notes to financial statements.

88	ANNUAL REPORT	SEPTEMBER 30, 2007

Statements of Changes in Net Assets (concluded)

U.S. Opportunities Portfolio		Global Opportunities Portfolio		International Opportunities Portfolio
For the Year Ended September 30,		For the Year Ended September 30, 2007	For the Period 1/31/06[1] through 9/30/06	For the Year Ended September 30,
2007	2006			2007	2006
$(1,525,019)	$(887,312)	$202,864	$119,067	$8,582,599	$5,355,940
26,356,228	15,728,094	5,537,239	(2,122,517)	234,387,781	163,311,342
55,336,731	(4,266,062)	14,061,983	1,780,741	212,534,037	58,090,268

80,167,940	10,574,720	19,802,086	(222,709)	455,504,417	226,757,550

—	—	(80,270)	—	(5,714,004)	(2,535,083)
—	—	(241)	—	(1,836,362)	(924,596)
—	—	(166,607)	—	(5,788,432)	(3,085,154)
—	—	(24,703)	—	(560,575)	(709,984)
—	—	(49,183)	—	(1,513,353)	(1,416,668)

—	—	(321,004)	—	(15,412,726)	(8,671,485)

—	—	—	—	(46,667,147)	(4,966,335)
—	—	—	—	(17,687,846)	(1,817,729)
—	—	—	—	(57,992,691)	(6,379,387)
—	—	—	—	(13,325,007)	(1,796,484)
—	—	—	—	(30,320,263)	(3,424,897)

—	—	—	—	(165,992,954)	(18,384,832)

—	—	(321,004)	—	(181,405,680)	(27,056,317)

281,295,705	87,123,873	35,418,024	47,319,135	134,535,995	251,687,980

26,307	45,598	10,820	29,433	13,042	162,347

361,489,952	97,744,191	54,909,926	47,125,859	408,647,774	451,551,560
193,789,433	96,045,242	47,125,859	—	1,169,723,938	718,172,378

$555,279,385	$193,789,433	$102,035,785	$47,125,859	$1,578,371,712	$1,169,723,938

$—	$—	$715,345	$295,391	$29,303,423	$10,382,050

[1]	Commencement of operations.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	89

Financial Highlights For a Share Outstanding Throughout Each Period	Capital Appreciation Portfolio

	Institutional Class
	For the Year Ended September 30,		11/01/04 - 9/30/05	For the Year Ended October 31,
	2007	2006		2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$14.91	$14.19	$12.78	$12.17	$10.14

Net investment income (loss)	0.06 [1]	— [1,2]	0.05 [1]	(0.04)	(0.02)
Gain on investments, foreign currency and options (both realized and unrealized)	3.24	0.72	1.36	0.65	2.05

Net increase from investment operations	3.30	0.72	1.41	0.61	2.03

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—

Net asset value, end of period	$18.21	$14.91	$14.19	$12.78	$12.17

Total Investment Return
Total return	22.13%[4]	5.07%[4]	11.03%[4,5,6]	5.01%	20.02%

Ratios/Supplemental Data
Net assets, end of period (000)	$71,072	$48,146	$52,154	$52,399	$60,878
Ratio of net expenses to average net assets	0.75%	0.95%	1.05%[7]	1.14%	1.08%
Ratio of total expenses to average net assets (excluding waivers)	0.88%	1.00%	1.15%[7]	1.14%	1.08%
Ratio of net investment income (loss) to average net assets	0.38%	0.00%	0.43%[7]	(0.31)%	(0.19)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.25%	(0.05)%	0.33%[7]	(0.31)%	(0.19)%
Portfolio turnover rate	97%	87%	70%	91%	113%

	Investor A Class
	For the Year Ended September 30,		11/01/04 - 9/30/05	For the Year Ended October 31,
	2007	2006		2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$14.46	$13.82	$12.47	$11.91	$9.96

Net investment income (loss)	(0.02)[1]	(0.06)[1]	0.02 [1]	(0.08)	(0.05)
Gain on investments, foreign currency and options (both realized and unrealized)	3.12	0.70	1.33	0.64	2.00

Net increase from investment operations	3.10	0.64	1.35	0.56	1.95

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—

Net asset value, end of period	$17.56	$14.46	$13.82	$12.47	$11.91

Total Investment Return
Total return[8]	21.44%[4]	4.63%[4]	10.83%[4,5,6]	4.70%	19.58%

Ratios/Supplemental Data
Net assets, end of period (000)	$131,712	$112,737	$120,371	$99,435	$103,247
Ratio of net expenses to average net assets	1.28%	1.35%	1.31%[7]	1.44%	1.38%
Ratio of total expenses to average net assets (excluding waivers)	1.35%	1.53%	1.48%[7]	1.44%	1.38%
Ratio of net investment income (loss) to average net assets	(0.16)%	(0.40)%	0.21%[7]	(0.62)%	(0.47)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.23)%	(0.58)%	0.04%[7]	(0.62)%	(0.47)%
Portfolio turnover rate	97%	87%	70%	91%	113%

See accompanying notes to financial statements.

90	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Capital Appreciation Portfolio

	Investor B Class
	For the Year Ended September 30,		11/01/04 - 9/30/05	For the Year Ended October 31,
	2007	2006		2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$13.56	$13.06	$11.86	$11.41	$9.61

Net investment loss	(0.14)[1]	(0.16)[1]	(0.06)[1]	(0.15)	(0.12)
Gain on investments, foreign currency and options (both realized and unrealized)	2.92	0.66	1.26	0.60	1.92

Net increase from investment operations	2.78	0.50	1.20	0.45	1.80

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—

Net asset value, end of period	$16.34	$13.56	$13.06	$11.86	$11.41

Total Investment Return
Total return[9]	20.50%[4]	3.83%[4]	10.12%[4,6,10]	3.94%	18.73%

Ratios/Supplemental Data
Net assets, end of period (000)	$48,260	$71,078	$85,465	$97,938	$108,125
Ratio of net expenses to average net assets	2.07%	2.10%	2.05%[7]	2.14%	2.08%
Ratio of total expenses to average net assets (excluding waivers)	2.20%	2.20%	2.15%[7]	2.14%	2.08%
Ratio of net investment loss to average net assets	(0.95)%	(1.16)%	(0.53)%[7]	(1.31)%	(1.17)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.08)%	(1.26)%	(0.63)%[7]	(1.31)%	(1.17)%
Portfolio turnover rate	97%	87%	70%	91%	113%

	Investor C Class
	For the Year Ended September 30,		11/01/04 - 9/30/05	For the Year Ended October 31,
	2007	2006		2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$13.57	$13.06	$11.86	$11.41	$9.61

Net investment loss	(0.12)[1]	(0.15)[1]	(0.06)[1]	(0.15)	(0.11)
Gain on investments, foreign currency and options (both realized and unrealized)	2.93	0.66	1.26	0.60	1.91

Net increase from investment operations	2.81	0.51	1.20	0.45	1.80

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—

Net asset value, end of period	$16.38	$13.57	$13.06	$11.86	$11.41

Total Investment Return
Total return[9]	20.71%[4]	3.91%[4]	10.12%[4,6,10]	3.94%	18.73%

Ratios/Supplemental Data
Net assets, end of period (000)	$15,160	$17,079	$20,570	$23,854	$30,516
Ratio of net expenses to average net assets	1.92%	2.04%	2.05%[7]	2.14%	2.08%
Ratio of total expenses to average net assets (excluding waivers)	1.99%	2.10%	2.15%[7]	2.14%	2.08%
Ratio of net investment loss to average net assets	(0.80)%	(1.10)%	(0.51)%[7]	(1.30)%	(1.15)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.87)%	(1.16)%	(0.61)%[7]	(1.30)%	(1.15)%
Portfolio turnover rate	97%	87%	70%	91%	113%

[1]	Calculated using the average shares outstanding method.
[2]	Net investment loss is less than $0.005 per share.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	The total return includes an increase of 0.08% related to payments made by State Street Research Management (SSRM) prior to January 31, 2005.
[6]	Not annualized.
[7]	Annualized.
[8]	Sales load not reflected in total return.
[9]	Contingent deferred sales load not reflected in total return.
[10]	The total return includes an increase of 0.09% related to payments made by SSRM prior to January 31, 2005.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	91

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Mid-Cap Value Equity Portfolio	*

	Institutional Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	For the Year Ended June 30,
	2007	2006			2004	2003	2002[1]
Per Share Operating Performance
Net asset value, beginning of period	$13.67	$13.74	$12.73	$12.14	$9.07	$10.66	$11.85

Net investment income	0.11 [2]	0.12 [2]	0.04 [2]	0.11	0.08	0.08	0.04
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.38	1.23	0.97	1.44	3.08	(1.21)	0.30

Net increase (decrease) from investment operations	2.49	1.35	1.01	1.55	3.16	(1.13)	0.34

Dividends and distributions from:
Net investment income	(0.15)	(0.04)	—	(0.15)	(0.09)	—	—
Net realized capital gains	(1.66)	(1.38)	—	(0.81)	—	(0.46)	(1.53)

Total dividends and distributions	(1.81)	(1.42)	—	(0.96)	(0.09)	(0.46)	(1.53)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—	—

Net asset value, end of period	$14.35	$13.67	$13.74	$12.73	$12.14	$9.07	$10.66

Total Investment Return
Total return	19.35%[4]	10.77%[4]	7.94%[4,5]	13.07%[5]	34.83%	(10.21)%	3.20%

Ratios/Supplemental Data
Net assets, end of period (000)	$134,665	$80,292	$53,111	$50,383	$30,181	$26,099	$35,116
Ratio of net expenses to average net assets	0.95%	0.99%	1.00%[6]	0.99%[6]	0.98%	0.99%	0.95%
Ratio of total expenses to average net assets (excluding waivers)	1.07%	1.07%	1.30%[6]	1.09%[6]	1.03%	1.18%	1.15%
Ratio of net investment income to average net assets	0.79%	0.88%	0.49%[6]	1.18%[6]	0.76%	0.93%	0.42%
Ratio of net investment income to average net assets (excluding waivers)	0.67%	0.80%	0.19%[6]	1.08%[6]	0.71%	0.75%	0.23%
Portfolio turnover rate	202%	153%	60%	53%	86%	66%	69%

	Service Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	Period Ended 2/28/05[7]
	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.49	$13.61	$12.63	$12.04

Net investment income (loss)	0.10 [2]	0.08 [2]	0.02 [2]	(0.01)
Gain on investments, foreign currency and options (both realized and unrealized)	2.33	1.21	0.96	0.60

Net increase from investment operations	2.43	1.29	0.98	0.59

Dividends and distributions from:
Net investment income	(0.12)	(0.03)	—	—
Net realized capital gains	(1.66)	(1.38)	—	—

Total dividends and distributions	(1.78)	(1.41)	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—

Net asset value, end of period	$14.14	$13.49	$13.61	$12.63

Total Investment Return
Total return	19.10%[4]	10.45%[4]	7.76%[4,5]	4.89%[5]

Ratios/Supplemental Data
Net assets, end of period (000)	$3,716	$3,130	$889	$1,374
Ratio of net expenses to average net assets	1.20%	1.25%	1.25%[6]	1.25%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.24%	1.50%	1.54%[6]	1.49%[6]
Ratio of net investment income to average net assets	0.68%	0.61%	0.20%[6]	0.39%[6]
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.64%	0.36%	(0.09)%[6]	0.14%[6]
Portfolio turnover rate	202%	153%	60%	53%
See accompanying notes to financial statements.

92	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Mid-Cap Value Equity Portfolio	*

	Investor A Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	For the Year Ended June 30,
	2007	2006			2004	2003	2002[1]
Per Share Operating Performance
Net asset value, beginning of period	$13.38	$13.49	$12.53	$11.92	$8.91	$10.53	$11.73

Net investment income	0.08 [2]	0.08 [2]	0.02 [2]	0.07	0.05	0.06	0.02
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.32	1.21	0.94	1.45	3.02	(1.22)	0.29

Net increase (decrease) from investment operations	2.40	1.29	0.96	1.52	3.07	(1.16)	0.31

Dividends and distributions from:
Net investment income	(0.12)	(0.02)	—	(0.11)	(0.06)	—	—
Net realized capital gains	(1.66)	(1.38)	—	(0.80)	—	(0.46)	(1.51)

Total dividends and distributions	(1.78)	(1.40)	—	(0.91)	(0.06)	(0.46)	(1.51)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—	—

Net asset value, end of period	$14.00	$13.38	$13.49	$12.53	$11.92	$8.91	$10.53

Total Investment Return
Total return[8]	19.02%[4]	10.56%[4]	7.66%[4,5]	12.98%[5]	34.51%	(10.61)%	2.96%

Ratios/Supplemental Data
Net assets, end of period (000)	$642,264	$497,964	$500,479	$448,237	$363,188	$194,034	$242,113
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%[6]	1.24%[6]	1.28%	1.29%	1.25%
Ratio of total expenses to average net assets (excluding waivers)	1.40%	1.56%	1.64%[6]	1.38%[6]	1.33%	1.48%	1.41%
Ratio of net investment income to average net assets	0.61%	0.62%	0.24%[6]	0.92%[6]	0.47%	0.65%	0.16%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.46%	0.31%	(0.15)%[6]	0.78%[6]	0.42%	0.47%	0.01%
Portfolio turnover rate	202%	153%	60%	53%	86%	66%	69%

*	The Performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, a series of a predecessor trust, the State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Equity Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461 and 1.63087248 for Institutional, Investor A, Investor B and Investor C shares, respectively.
[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not annualized.
[6]	Annualized.
[7]	Commencement of operations.
[8]	Sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	93

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Mid-Cap Value Equity Portfolio	*

	Investor B Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	For the Year Ended June 30,
	2007	2006			2004	2003	2002[1]
Per Share Operating Performance
Net asset value, beginning of period	$12.46	$12.73	$11.87	$11.28	$8.45	$10.05	$11.30

Net investment loss	(0.01)[2]	(0.02)[2]	(0.04)[2]	(0.03)	(0.02)	(0.01)	(0.06)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.15	1.13	0.90	1.41	2.85	(1.15)	0.28

Net increase (decrease) from investment operations	2.14	1.11	0.86	1.38	2.83	(1.16)	0.22

Dividends and distributions from:
Net investment income	(0.02)	—	—	(0.01)	—	—	—
Net realized capital gains	(1.66)	(1.38)	—	(0.78)	—	(0.44)	(1.47)

Total dividends and distributions	(1.68)	(1.38)	—	(0.79)	—	(0.44)	(1.47)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—	—

Net asset value, end of period	$12.92	$12.46	$12.73	$11.87	$11.28	$8.45	$10.05

Total Investment Return
Total return[4]	18.18%[5]	9.63%[5]	7.25%[5,6]	12.39%[6]	33.53%[6]	(11.13)%	2.20%

Ratios/Supplemental Data
Net assets, end of period (000)	$119,768	$124,089	$131,651	$128,568	$109,815	$79,536	$91,416
Ratio of net expenses to average net assets	2.00%	2.00%	2.00%[7]	1.99%[7]	1.98%	1.99%	1.95%
Ratio of total expenses to average net assets (excluding waivers)	2.23%	2.25%	2.29%[7]	2.09%[7]	2.03%	2.18%	2.10%
Ratio of net investment income (loss) to average net assets	(0.09)%	(0.13)%	(0.52)%[7]	0.20%[7]	(0.24)%	(0.05)%	(0.52)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.32)%	(0.38)%	(0.81)%[7]	0.10%[7]	(0.29)%	(0.23)%	(0.66)%
Portfolio turnover rate	202%	153%	60%	53%	86%	66%	69%

See accompanying notes to financial statements.

94	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Mid-Cap Value Equity Portfolio	*

	Investor C Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	For the Year Ended June 30,
	2007	2006			2004	2003	2002[1]
Per Share Operating Performance
Net asset value, beginning of period	$12.46	$12.73	$11.87	$11.28	$8.45	$10.04	$11.28

Net investment loss	(0.02)[2]	(0.02)[2]	(0.04)[2]	(0.03)	(0.02)	(0.01)	(0.05)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.15	1.13	0.90	1.40	2.85	(1.14)	0.28

Net increase (decrease) from investment operations	2.13	1.11	0.86	1.37	2.83	(1.15)	0.23

Dividends and distributions from:
Net investment income	(0.03)	—	—	(0.01)	—	—	—
Net realized capital gains	(1.66)	(1.38)	—	(0.77)	—	(0.44)	(1.47)

Total dividends and distributions	(1.69)	(1.38)	—	(0.78)	—	(0.44)	(1.47)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—	—

Net asset value, end of period	$12.90	$12.46	$12.73	$11.87	$11.28	$8.45	$10.04

Total Investment Return
Total return[4]	18.16%[5]	9.63%[5]	7.25%[5,6]	12.40%[6]	33.53%	(11.09)%	2.25%

Ratios/Supplemental Data
Net assets, end of period (000)	$173,731	$137,382	$103,344	$91,657	$82,758	$58,499	$62,505
Ratio of net expenses to average net assets	2.00%	2.00%	2.00%[7]	1.99%[7]	1.98%	1.99%	1.95%
Ratio of total expenses to average net assets (excluding waivers)	2.21%	2.15%	2.29%[7]	2.09%[7]	2.03%	2.19%	2.09%
Ratio of net investment income (loss) to average net assets	(0.14)%	(0.13)%	(0.50)%[7]	0.19%[7]	(0.24)%	(0.04)%	(0.51)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.35)%	(0.28)%	(0.79)%[7]	0.09%[7]	(0.29)%	(0.23)%	(0.64)%
Portfolio turnover rate	202%	153%	60%	53%	86%	66%	69%

*	The Performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, a series of a predecessor trust, the State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Equity Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461 and 1.63087248 for Institutional, Investor A, Investor B and Investor C shares, respectively.
[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Contingent deferred sales load not reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Not annualized.
[7]	Annualized.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	95

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Mid-Cap Growth Equity Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$10.70	$10.44	$8.76	$7.57	$6.06	$10.27	$10.07	$8.46	$7.33	$5.89

Net investment loss	(0.07)[2]	(0.06)[2]	(0.07)[2]	(0.06)[2]	(0.05)	(0.09)[2]	(0.11)[2]	(0.07)[2]	(0.08)[2]	(0.07)
Gain on investments, foreign currency and options (both realized and unrealized)	2.86	0.45	1.75	1.25	1.56	2.74	0.44	1.68	1.21	1.51

Net increase from investment operations	2.79	0.39	1.68	1.19	1.51	2.65	0.33	1.61	1.13	1.44

Dividends and distributions from:
Net realized capital gains	—	(0.13)	—	—	—	—	(0.13)	—	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]

Net asset value, end of year	$13.49	$10.70	$10.44	$8.76	$7.57	$12.92	$10.27	$10.07	$8.46	$7.33

Total Investment Return
Total return	26.08%[4]	3.75%[4]	19.18%[4]	15.72%[4]	24.92%[4]	25.80%[4]	3.29%[4]	19.03%[4]	15.42%[4]	24.45%[4]

Ratios/Supplemental Data
Net assets, end of year (000)	$75,577	$75,111	$75,407	$40,337	$46,970	$714	$757	$1,136	$10,871	$14,115
Ratio of net expenses to average net assets	1.05%	1.08%	1.23%	1.23%	1.21%	1.22%	1.53%	1.53%	1.53%	1.51%
Ratio of total expenses to average net assets (excluding waivers)	1.06%	1.15%	1.41%	1.28%	1.23%	1.32%	2.02%	1.60%	1.56%	1.53%
Ratio of net investment loss to average net assets	(0.59)%	(0.60)%	(0.72)%	(0.65)%	(0.52)%	(0.76)%	(1.06)%	(0.77)%	(0.97)%	(0.80)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.60)%	(0.67)%	(0.90)%	(0.69)%	(0.54)%	(0.86)%	(1.55)%	(0.84)%	(0.99)%	(0.83)%
Portfolio turnover rate	53%	64%	85%	29%	168%	53%	64%	85%	29%	168%

	Investor A Class					Investor B Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$10.00	$9.82	$8.26	$7.17	$5.77	$9.09	$9.00	$7.63	$6.67	$5.41

Net investment loss	(0.12)[2]	(0.11)[2]	(0.11)[2]	(0.09)[2]	(0.07)	(0.18)[2]	(0.17)[2]	(0.15)[2]	(0.14)[2]	(0.11)
Gain on investments, foreign currency and options (both realized and unrealized)	2.67	0.42	1.67	1.18	1.47	2.41	0.39	1.52	1.10	1.37

Net increase from investment operations	2.55	0.31	1.56	1.09	1.40	2.23	0.22	1.37	0.96	1.26

Dividends and distributions from:
Net realized capital gains	—	(0.13)	—	—	—	—	(0.13)	—	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]

Net asset value, end of year	$12.55	$10.00	$9.82	$8.26	$7.17	$11.32	$9.09	$9.00	$7.63	$6.67

Total Investment Return
Total return	25.50%[4,5]	3.16%[4,5]	18.89%[4,5]	15.20%[4,5]	24.26%[4,5]	24.53%[4,6]	2.44%[4,6]	17.96%[4,6]	14.39%[4,6]	23.29%[4,6]

Ratios/Supplemental Data
Net assets, end of year (000)	$274,333	$257,729	$290,285	$27,777	$25,960	$43,610	$48,635	$59,100	$31,900	$33,982
Ratio of net expenses to average net assets	1.57%	1.58%	1.58%	1.67%	1.68%	2.25%	2.33%	2.33%	2.44%	2.43%
Ratio of total expenses to average net assets (excluding waivers)	1.60%	1.74%	1.78%	1.77%	1.71%	2.46%	2.54%	2.41%	2.45%	2.45%
Ratio of net investment loss to average net assets	(1.11)%	(1.11)%	(1.14)%	(1.09)%	(0.96)%	(1.79)%	(1.86)%	(1.82)%	(1.86)%	(1.69)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.14)%	(1.27)%	(1.34)%	(1.19)%	(0.98)%	(2.00)%	(2.07)%	(1.90)%	(1.87)%	(1.71)%
Portfolio turnover rate	53%	64%	85%	29%	168%	53%	64%	85%	29%	168%

See accompanying notes to financial statements.

96	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Mid-Cap Growth Equity Portfolio

	Investor C Class					R Class
	For the Year Ended September 30,					Period Ended 9/30/07[7]
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.09	$9.00	$7.63	$6.67	$5.41	$9.92

Net investment loss	(0.19)[2]	(0.17)[2]	(0.15)[2]	(0.14)[2]	(0.11)	(0.13)[2]
Gain on investments, foreign currency and options (both realized and unrealized)	2.42	0.39	1.52	1.10	1.37	2.76

Net increase from investment operations	2.23	0.22	1.37	0.96	1.26	2.63

Dividends and distributions from:
Net realized capital gains	—	(0.13)	—	—	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]

Net asset value, end of period	$11.32	$9.09	$9.00	$7.63	$6.67	$12.55

Total Investment Return
Total return	24.53%[4,6]	2.44%[4,6]	17.96%[4,6]	14.39%[4,6]	23.29%[4,6]	26.51%[4,8]

Ratios/Supplemental Data
Net assets, end of period (000)	$20,203	$18,047	$20,748	$11,269	$12,212	$25
Ratio of net expenses to average net assets	2.30%	2.33%	2.33%	2.44%	2.43%	1.59%[9]
Ratio of total expenses to average net assets (excluding waivers)	2.31%	2.37%	2.41%	2.45%	2.45%	1.63%[9]
Ratio of net investment loss to average net assets	(1.84)%	(1.86)%	(1.83)%	(1.86)%	(1.69)%	(1.12)%[9]
Ratio of net investment loss to average net assets (excluding waivers)	(1.85)%	(1.90)%	(1.91)%	(1.87)%	(1.71)%	(1.16)%[9]
Portfolio turnover rate	53%	64%	85%	29%	168%	53%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Sales load not reflected in total return.
[6]	Contingent deferred sales load not reflected in total return.
[7]	Commencement of operations of share class effective 10/02/06.
[8]	Not annualized.
[9]	Annualized.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	97

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Aurora Portfolio

	Institutional Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$37.15	$43.43	$40.71	$33.18	$25.05

Net investment income (loss)	0.10 [1]	0.08 [1]	(0.04)[1]	(0.11)	(0.11)
Gain on investments, foreign currency and options (both realized and unrealized)	4.82	1.13	6.60	7.66	8.39

Net increase from investment operations	4.92	1.21	6.56	7.55	8.28

Dividends and distributions from:
Net realized capital gains	(11.20)	(7.49)	(3.84)	(0.02)	(0.15)

Redemption fees added to paid-in capital	— [2]	— [2]	— [2]	—	—

Net asset value, end of year	$30.87	$37.15	$43.43	$40.71	$33.18

Total Investment Return
Total return	14.86%[3]	3.40%[3]	16.62%[3]	22.75%	33.21%

Ratios/Supplemental Data
Net assets, end of year (000)	$169,479	$153,103	$165,837	$197,475	$142,460
Ratio of net expenses to average net assets	1.01%	1.06%	1.14%	1.10%	1.25%
Ratio of total expenses to average net assets (excluding waivers)	1.11%	1.07%	1.14%	1.10%	1.25%
Ratio of net investment income (loss) to average net assets	0.32%	0.22%	(0.09)%	(0.27)%	(0.38)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.22%	0.21%	(0.09)%	(0.27)%	(0.38)%
Portfolio turnover rate	134%	142%	73%	33%	48%

	Investor A Class					Investor B Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$35.39	$41.88	$39.49	$32.28	$24.43	$31.48	$38.32	$36.67	$30.19	$23.02

Net investment income (loss)	0.01 [1]	(0.05)[1]	(0.16)[1]	(0.22)	(0.19)	(0.19)[1]	(0.29)[1]	(0.40)[1]	(0.45)	(0.36)
Gain on investments, foreign currency and options (both realized and unrealized)	4.55	1.05	6.39	7.45	8.19	3.97	0.94	5.89	6.95	7.68

Net increase from investment operations	4.56	1.00	6.23	7.23	8.00	3.78	0.65	5.49	6.50	7.32

Dividends and distributions from:
Net realized capital gains	(11.20)	(7.49)	(3.84)	(0.02)	(0.15)	(11.20)	(7.49)	(3.84)	(0.02)	(0.15)

Redemption fees added to paid-in capital	— [2]	— [2]	— [2]	—	—	— [2]	— [2]	— [2]	—	—

Net asset value, end of year	$28.75	$35.39	$41.88	$39.49	$32.28	$24.06	$31.48	$38.32	$36.67	$30.19

Total Investment Return
Total return	14.48%[3,4]	2.95%[3,4]	16.28%[3,4]	22.39%[4]	32.90%[4]	13.56%[3,5]	2.18%[3,5]	15.44%[3,5]	21.53%[5]	31.96%[5]

Ratios/Supplemental Data
Net assets, end of year (000)	$871,699	$1,189,440	$1,690,497	$2,169,836	$1,682,504	$250,672	$329,207	$436,642	$470,430	$401,016
Ratio of net expenses to average net assets	1.39%	1.44%	1.40%	1.40%	1.55%	2.16%	2.19%	2.14%	2.10%	2.25%
Ratio of total expenses to average net assets (excluding waivers)	1.40%	1.56%	1.47%	1.40%	1.55%	2.24%	2.23%	2.15%	2.10%	2.25%
Ratio of net investment income (loss) to average net assets	0.03%	(0.15)%	(0.36)%	(0.57)%	(0.69)%	(0.75)%	(0.90)%	(1.10)%	(1.27)%	(1.39)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.02%	(0.27)%	(0.43)%	(0.57)%	(0.69)%	(0.83)%	(0.94)%	(1.11)%	(1.27)%	(1.39)%
Portfolio turnover rate	134%	142%	73%	33%	48%	134%	142%	73%	33%	48%

See accompanying notes to financial statements.

98	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Aurora Portfolio

	Investor C Class					R Class
	For the Year ended September 30,					Period Ended 9/30/07[6]
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$31.47	$38.32	$36.67	$30.18	$23.01	$35.21

Net investment loss	(0.18)[1]	(0.29)[1]	(0.42)[1]	(0.45)	(0.35)	(0.16)[1]
Gain on investments, foreign currency and options (both realized and unrealized)	3.98	0.93	5.91	6.96	7.67	4.85

Net increase from investment operations	3.80	0.64	5.49	6.51	7.32	4.69

Dividends and distributions from:
Net realized capital gains	(11.20)	(7.49)	(3.84)	(0.02)	(0.15)	(11.20)

Redemption fees added to paid-in capital	— [2]	— [2]	— [2]	—	—	— [2]

Net asset value, end of period	$24.07	$31.47	$38.32	$36.67	$30.18	$28.70

Total Investment Return
Total return	13.64%[3,5]	2.16%[3,5]	15.45%[3,5]	21.57%[5]	31.97%[5]	14.87%[3,7]

Ratios/Supplemental Data
Net assets, end of period (000)	$209,820	$283,562	$405,952	$493,980	$409,076	$1,141
Ratio of net expenses to average net assets	2.13%	2.19%	2.14%	2.10%	2.25%	1.50%[8]
Ratio of total expenses to average net assets (excluding waivers)	2.17%	2.22%	2.15%	2.10%	2.25%	1.50%[8]
Ratio of net investment loss to average net assets	(0.72)%	(0.90)%	(1.10)%	(1.27)%	(1.39)%	(0.57)%[8]
Ratio of net investment loss to average net assets (excluding waivers)	(0.76)%	(0.93)%	(1.11)%	(1.27)%	(1.39)%	(0.57)%[8]
Portfolio turnover rate	134%	142%	73%	33%	48%	134%

[1]	Calculated using the average shares outstanding method.
[2]	Redemption fees added to paid-in capital are less than $0.005 per share.
[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[4]	Sales load not reflected in total return.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Commencement of operations of share class effective 10/02/06.
[7]	Not annualized.
[8]	Annualized.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	99

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Small/Mid-Cap Growth Equity Portfolio

	Institutional Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$15.51	$15.16	$12.49	$12.11	$9.06

Net investment loss	(0.12)[1]	(0.10)[1]	(0.17)[1]	(0.10)	(0.08)
Gain on investments, foreign currency and options (both realized and unrealized)	3.68	1.09	2.84	0.48	3.13

Net increase from investment operations	3.56	0.99	2.67	0.38	3.05

Dividends and distributions from:
Net realized capital gains	(0.83)	(0.64)	—	—	—

Redemption fees added to paid-in capital	— [2]	— [2]	— [2]	—	—

Net asset value, end of period	$18.24	$15.51	$15.16	$12.49	$12.11

Total Investment Return
Total return	23.74%[3]	6.63%[3]	21.38%[3]	3.14%	33.66%

Ratios/Supplemental Data
Net assets, end of period (000)	$26,976	$23,866	$20,133	$87,520	$7,809
Ratio of net expenses to average net assets	1.05%	0.99%	1.10%	1.09%	1.10%
Ratio of total expenses to average net assets (excluding waivers)	1.38%	1.06%	1.28%	1.28%	1.55%
Ratio of net investment loss to average net assets	(0.71)%	(0.64)%	(0.72)%	(0.80)%	(0.78)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.04)%	(0.71)%	(0.90)%	(0.99)%	(1.23)%
Portfolio turnover rate	76%	49%	122%	208%	167%

	Investor A Class					Investor B Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$14.74	$14.48	$11.96	$11.63	$8.73	$13.10	$13.03	$10.84	$10.62	$8.03

Net investment loss	(0.15)[1]	(0.15)[1]	(0.13)[1]	(0.14)	(0.11)	(0.24)[1]	(0.23)[1]	(0.19)[1]	(0.21)	(0.16)
Gain on investments, foreign currency and options (both realized and unrealized)	3.48	1.05	2.65	0.47	3.01	3.06	0.94	2.38	0.43	2.75

Net increase from investment operations	3.33	0.90	2.52	0.33	2.90	2.82	0.71	2.19	0.22	2.59

Dividends and distributions from:
Net realized capital gains	(0.83)	(0.64)	—	—	—	(0.83)	(0.64)	—	—	—

Redemption fees added to paid-in capital	— [2]	— [2]	— [2]	—	—	— [2]	— [2]	— [2]	—	—

Net asset value, end of year	$17.24	$14.74	$14.48	$11.96	$11.63	$15.09	$13.10	$13.03	$10.84	$10.62

Total Investment Return
Total return	23.41%[3,4]	6.31%[3,4]	21.07%[3,4]	2.84%[4]	33.22%[4]	22.40%[3,5]	5.52%[3,5]	20.20%[3,5]	2.17%[5]	32.25%[5]

Ratios/Supplemental Data
Net assets, end of year (000)	$218,851	$209,646	$215,622	$268,065	$117,571	$21,110	$23,085	$24,925	$24,880	$19,797
Ratio of net expenses to average net assets	1.26%	1.35%	1.37%*	1.39%	1.40%	2.09%	2.10%	2.10%	2.09%	2.10%
Ratio of total expenses to average net assets (excluding waivers)	1.42%	1.66%	1.64%	1.56%	1.78%	2.40%	2.40%	2.30%	2.25%	2.54%
Ratio of net investment loss to average net assets	(0.92)%	(1.00)%	(0.87)%	(1.09)%	(1.10)%	(1.75)%	(1.75)%	(1.58)%	(1.79)%	(1.78)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.08)%	(1.31)%	(1.14)%	(1.26)%	(1.48)%	(2.06)%	(2.05)%	(1.78)%	(1.95)%	(2.22)%
Portfolio turnover rate	76%	49%	122%	208%	167%	76%	49%	122%	208%	167%

See accompanying notes to financial statements.

100	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Small/Mid-Cap Growth Equity Portfolio

	Investor C Class					R Class
	For the Year Ended September 30,					Period Ended 9/30/07[6]
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$13.12	$13.06	$10.87	$10.64	$8.05	$14.54

Net investment loss	(0.24)[1]	(0.23)[1]	(0.20)[1]	(0.21)	(0.16)	(0.20)[1]
Gain on investments, foreign currency and options (both realized and unrealized)	3.07	0.93	2.39	0.44	2.75	3.67

Net increase from investment operations	2.83	0.70	2.19	0.23	2.59	3.47

Dividends and distributions from:
Net realized capital gains	(0.83)	(0.64)	—	—	—	(0.83)

Redemption fees added to paid-in capital	— [2]	— [2]	— [2]	—	—	— [2]

Net asset value, end of period	$15.12	$13.12	$13.06	$10.87	$10.64	$17.18

Total Investment Return
Total return	22.44%[3,5]	5.43%[3,5]	20.15%[3,5]	2.16%[5]	32.17%[5]	24.68%[3,7]

Ratios/Supplemental Data
Net assets, end of period (000)	$17,047	$17,041	$20,963	$29,627	$13,530	$1,071
Ratio of net expenses to average net assets	2.07%	2.10%	2.10%	2.09%	2.10%	1.56%[8]
Ratio of total expenses to average net assets (excluding waivers)	2.23%	2.30%	2.32%	2.26%	2.51%	1.81%[8]
Ratio of net investment loss to average net assets	(1.73)%	(1.75)%	(1.60)%	(1.79)%	(1.79)%	(1.22)%[8]
Ratio of net investment loss to average net assets (excluding waivers)	(1.89)%	(1.95)%	(1.82)%	(1.96)%	(2.20)%	(1.47)%[8]
Portfolio turnover rate	76%	49%	122%	208%	167%	76%

*	For the period October 1, 2004, through January 28, 2005, the expense ratio reflects the expenses of the State Street Research Emerging Growth Fund prior to its reorganization with the Small/Mid-Cap Growth Equity Portfolio on January 28, 2005. The expense ratio for the period October 1, 2004 through January 28, 2005 was 1.41%. The expense ratio of the Portfolio for the period January 29, 2005 through September 30, 2005 was 1.31%.
[1]	Calculated using the average shares outstanding method.
[2]	Redemption fees added to paid-in capital are less than $0.005 per share.
[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[4]	Sales load not reflected in total return.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Commencement of operations of share class effective 10/02/06.
[7]	Not annualized.
[8]	Annualized.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	101

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Small Cap Value Equity Portfolio

	BlackRock Class				Institutional Class
	For the Year Ended September 30,			Period Ended 9/30/04[1]	For the Year Ended September 30,
	2007	2006	2005		2007	2006	2005	2004	2003[2]
Per Share Operating Performance
Net asset value, beginning of period	$13.46	$15.16	$15.23	$16.02	$13.49	$15.17	$15.22	$14.17	$12.81

Net investment income (loss)	0.04 [3]	— [3,4]	0.02 [3]	— [3,4]	0.07 [3]	0.03 [3]	0.04 [3]	(0.02)[3]	0.01
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	1.27	1.21	2.90	(0.79)	1.28	1.21	2.90	2.86	3.31

Net increase (decrease) from investment operations	1.31	1.21	2.92	(0.79)	1.35	1.24	2.94	2.84	3.32

Dividends and distributions from:
Net investment income	(0.29)	(0.17)	—	—	(0.33)	(0.18)	—	—	—
Net realized capital gains	(2.65)	(2.74)	(2.99)	—	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)

Total dividends and distributions	(2.94)	(2.91)	(2.99)	—	(2.98)	(2.92)	(2.99)	(1.79)	(1.96)

Redemption fees added to paid-in capital[5]	—	—	—	—	—	—	—	—	—

Net asset value, end of period	$11.83	$13.46	$15.16	$15.23	$11.86	$13.49	$15.17	$15.22	$14.17

Total Investment Return
Total return	9.90%[6]	9.61%[6]	20.60%[6]	(4.93)%[6,7]	10.20%[6]	9.81%[6]	20.77%[6]	20.87%[6]	29.96%[6]

Ratios/Supplemental Data
Net assets, end of period (000)	$4,929	$4,454	$5,162	$4,787	$27,999	$36,480	$68,880	$66,083	$69,641
Ratio of net expenses to average net assets	1.08%	1.10%	1.07%	1.10%[8]	0.86%	0.89%	0.97%	0.95%	0.91%
Ratio of total expenses to average net assets (excluding waivers)	1.10%	1.12%	1.08%	1.33%[8]	0.87%	0.91%	1.00%	0.98%	0.94%
Ratio of net investment income (loss) to average net assets	0.32%	(0.01)%	0.16%	(0.17)%[8]	0.57%	0.23%	0.26%	(0.15)%	0.09%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.30%	(0.03)%	0.15%	(0.40)%[8]	0.56%	0.21%	0.23%	(0.18)%	0.06%
Portfolio turnover rate	108%	123%	133%	154%	108%	123%	133%	154%	240%

	Service Class					Investor A Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[2]	2007	2006	2005	2004	2003[2]
Per Share Operating Performance
Net asset value, beginning of year	$13.21	$14.95	$15.07	$14.09	$12.77	$13.11	$14.86	$15.00	$14.04	$12.76

Net investment income (loss)	0.043	(0.02)[3]	— [3,4]	(0.07)[3]	(0.03)	0.023	(0.03)[3]	— [3,4]	(0.09)[3]	(0.05)
Gain on investments, foreign currency and options (both realized and unrealized)	1.25	1.19	2.87	2.84	3.31	1.24	1.19	2.85	2.84	3.29

Net increase from investment operations	1.29	1.17	2.87	2.77	3.28	1.26	1.16	2.85	2.75	3.24

Dividends and distributions from:
Net investment income	(0.28)	(0.17)	—	—	—	(0.27)	(0.17)	—	—	—
Net realized capital gains	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)

Total dividends and distributions	(2.93)	(2.91)	(2.99)	(1.79)	(1.96)	(2.92)	(2.91)	(2.99)	(1.79)	(1.96)

Redemption fees added to paid-in capital[5]	—	—	—	—	—	—	—	—	—	—

Net asset value, end of year	$11.57	$13.21	$14.95	$15.07	$14.09	$11.45	$13.11	$14.86	$15.00	$14.04

Total Investment Return
Total return	9.92%[6]	9.45%[6]	20.46%[6]	20.45%[6]	29.70%[6]	9.79%[6,9]	9.40%[6,9]	20.43%[6,9]	20.38%[6,9]	29.37%[6,9]

Ratios/Supplemental Data
Net assets, end of year(000)	$2,143	$3,852	$3,405	$3,288	$4,139	$25,737	$27,943	$31,889	$35,240	$38,052
Ratio of net expenses to average net assets	1.10%	1.27%	1.24%	1.25%	1.21%	1.23%	1.29%	1.24%	1.35%	1.38%
Ratio of total expenses to average net assets (excluding waivers)	1.12%	1.32%	1.25%	1.29%	1.24%	1.24%	1.40%	1.35%	1.47%	1.41%
Ratio of net investment income (loss) to average net assets	0.34%	(0.18)%	(0.03)%	(0.45)%	(0.19)%	0.17%	(0.19)%	(0.01)%	(0.55)%	(0.37)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.32%	(0.23)%	(0.04)%	(0.48)%	(0.22)%	0.16%	(0.30)%	(0.12)%	(0.67)%	(0.40)%
Portfolio turnover rate	108%	123%	133%	154%	240%	108%	123%	133%	154%	240%
See accompanying notes to financial statements.

102	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Small Cap Value Equity Portfolio

	Investor B Class					Investor C Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[2]	2007	2006	2005	2004	2003[2]
Per Share Operating Performance
Net asset value, beginning of year	$11.30	$13.28	$13.77	$13.11	$12.11	$11.31	$13.28	$13.78	$13.11	$12.12

Net investment loss	(0.05)[3]	(0.12)[3]	(0.10)[3]	(0.19)[3]	(0.13)	(0.06)[3]	(0.11)[3]	(0.10)[3]	(0.19)[3]	(0.14)
Gain on investments, foreign currency and options (both realized and unrealized)	1.07	1.03	2.60	2.64	3.09	1.05	1.03	2.59	2.65	3.09

Net increase from investment operations	1.02	0.91	2.50	2.45	2.96	0.99	0.92	2.49	2.46	2.95

Dividends and distributions from:
Net investment income	(0.14)	(0.15)	—	—	—	(0.15)	(0.15)	—	—	—
Net realized capital gains	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)

Total dividends and distributions	(2.79)	(2.89)	(2.99)	(1.79)	(1.96)	(2.80)	(2.89)	(2.99)	(1.79)	(1.96)

Redemption fees added to paid-in capital[5]	—	—	—	—	—	—	—	—	—	—

Net asset value, end of year	$9.53	$11.30	$13.28	$13.77	$13.11	$9.50	$11.31	$13.28	$13.78	$13.11

Total Investment Return
Total return[10]	9.08%[6]	8.46%[6]	19.58%[6]	19.45%[6]	28.52%[6]	8.80%[6]	8.56%[6]	19.49%[6]	19.53%[6]	28.42%[6]

Ratios/Supplemental Data
Net assets, end of year (000)	$4,479	$7,373	$12,848	$15,952	$15,019	$3,622	$4,643	$6,414	$6,715	$5,839
Ratio of net expenses to average net assets	1.92%	2.12%	2.00%	2.07%	2.13%	2.04%	2.10%	2.00%	2.09%	2.13%
Ratio of total expenses to average net assets (excluding waivers)	2.08%	2.23%	2.00%	2.09%	2.16%	2.05%	2.11%	2.00%	2.11%	2.16%
Ratio of net investment loss to average net assets	(0.48)%	(1.01)%	(0.76)%	(1.28)%	(1.12)%	(0.64)%	(1.00)%	(0.76)%	(1.30)%	(1.13)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.64)%	(1.12)%	(0.76)%	(1.30)%	(1.15)%	(0.65)%	(1.01)%	(0.76)%	(1.32)%	(1.15)%
Portfolio turnover rate	108%	123%	133%	154%	240%	108%	123%	133%	154%	240%

[1]	Commencement of operations of share class effective 4/12/04.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Net investment loss is less than $0.005 per share.
[5]	Redemption fees added to paid-in capital are less than $0.005 per share.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Not annualized.
[8]	Annualized.
[9]	Sales load not reflected in total return.
[10]	Contingent deferred sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	103

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Small Cap Core Equity Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$18.50	$17.62	$14.77	$11.99	$8.35	$18.41	$17.59	$14.73	$11.99	$8.35

Net investment loss	(0.13)[2]	(0.12)[2]	(0.10)[2]	(0.13)[2]	(0.06)	(0.18)[2]	(0.18)[2]	(0.13)[2]	(0.20)[2]	— [3]
Gain on investments, foreign currency and options (both realized and unrealized)	3.15	1.30	3.06	3.01	3.70	3.13	1.30	3.10	3.04	3.64

Net increase from investment operations	3.02	1.18	2.96	2.88	3.64	2.95	1.12	2.97	2.84	3.64

Dividends and distributions from:
Net realized capital gains	(0.31)	(0.30)	(0.11)	(0.15)	—	(0.31)	(0.30)	(0.11)	(0.15)	—

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	0.05	—	— [4]	— [4]	— [4]	0.05	—

Net asset value, end of year	$21.21	$18.50	$17.62	$14.77	$11.99	$21.05	$18.41	$17.59	$14.73	$11.99

Total Investment Return
Total return	16.46%[5]	6.81%[5]	20.10%[5]	24.51%[6]	43.59%	16.15%[5]	6.47%[5]	20.22%[5]	24.17%[6]	43.59%

Ratios/Supplemental Data
Net assets, end of year (000)	$33,707	$24,172	$12,641	$1,802	$1,238	$4,909	$2,776	$94	$— [7]	$— [7]
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.30%	1.57%	1.60%	1.60%	1.60%	1.60%
Ratio of total expenses to average net assets (excluding waivers)	1.38%	1.47%	1.81%	2.37%	2.96%	1.59%	1.64%	2.01%	2.67%	3.26%
Ratio of net investment loss to average net assets	(0.62)%	(0.68)%	(0.59)%	(0.89)%	(0.62)%	(0.88)%	(0.99)%	(0.80)%	(1.19)%	(0.92)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.70)%	(0.85)%	(1.10)%	(1.96)%	(2.28)%	(0.90)%	(1.03)%	(1.21)%	(2.26)%	(2.58)%
Portfolio turnover rate	103%	111%	118%	78%	218%	103%	111%	118%	78%	218%

	Investor A Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$18.27	$17.49	$14.71	$11.99	$8.35

Net investment loss	(0.21)[2]	(0.20)[2]	(0.17)[2]	(0.24)[2]	— [3]
Gain on investments, foreign currency and options (both realized and unrealized)	3.11	1.28	3.06	3.04	3.64

Net increase from investment operations	2.90	1.08	2.89	2.80	3.64

Dividends and distributions from:
Net realized capital gains	(0.31)	(0.30)	(0.11)	(0.15)	—

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	0.07	—

Net asset value, end of year	$20.86	$18.27	$17.49	$14.71	$11.99

Total Investment Return
Total return[8]	16.00%[5]	6.28%[5]	19.71%[5]	24.01%[9]	43.59%

Ratios/Supplemental Data
Net assets, end of year (000)	$29,070	$20,973	$11,997	$3,154	$7
Ratio of net expenses to average net assets	1.74%	1.73%	1.71%	1.74%	1.77%
Ratio of total expenses to average net assets (excluding waivers)	1.80%	1.90%	2.17%	2.89%	3.43%
Ratio of net investment loss to average net assets	(1.06)%	(1.11)%	(1.01)%	(1.32)%	(1.09)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.12)%	(1.28)%	(1.47)%	(2.48)%	(2.75)%
Portfolio turnover rate	103%	111%	118%	78%	218%

See accompanying notes to financial statements.

104	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Small Cap Core Equity Portfolio

	Investor B Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$17.87	$17.24	$14.61	$11.99	$8.35

Net investment loss	(0.36)[2]	(0.33)[2]	(0.28)[2]	(0.37)[2]	— [3]
Gain on investments, foreign currency and options (both realized and unrealized)	3.03	1.26	3.02	3.07	3.64

Net increase from investment operations	2.67	0.93	2.74	2.70	3.64

Dividends and distributions from:
Net realized capital gains	(0.31)	(0.30)	(0.11)	(0.15)	—

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	0.07	—

Net asset value, end of year	$20.23	$17.87	$17.24	$14.61	$11.99

Total Investment Return
Total return[10]	15.06%[5]	5.49%[5]	18.81%[5]	23.17%[9]	43.59%

Ratios/Supplemental Data
Net assets, end of year (000)	$8,956	$8,326	$6,303	$1,157	$— [7]
Ratio of net expenses to average net assets	2.51%	2.49%	2.44%	2.49%	2.52%
Ratio of total expenses to average net assets (excluding waivers)	2.57%	2.55%	2.81%	3.56%	4.18%
Ratio of net investment loss to average net assets	(1.84)%	(1.87)%	(1.74)%	(2.07)%	(1.84)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.90)%	(1.93)%	(2.11)%	(3.15)%	(3.50)%
Portfolio turnover rate	103%	111%	118%	78%	218%

	Investor C Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$17.87	$17.23	$14.60	$11.99	$8.35

Net investment loss	(0.35)[2]	(0.32)[2]	(0.28)[2]	(0.28)[2]	— [3]
Gain on investments, foreign currency and options (both realized and unrealized)	3.04	1.26	3.02	2.99	3.64

Net increase from investment operations	2.69	0.94	2.74	2.71	3.64

Dividends and distributions from:
Net realized capital gains	(0.31)	(0.30)	(0.11)	(0.15)	—

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	0.05	—

Net asset value, end of year	$20.25	$17.87	$17.23	$14.60	$11.99

Total Investment Return
Total return[10]	15.17%[5]	5.55%[5]	18.82%[5]	23.08%[6]	43.59%

Ratios/Supplemental Data
Net assets, end of year (000)	$32,677	$26,151	$17,266	$3,352	$— [7]
Ratio of net expenses to average net assets	2.48%	2.44%	2.44%	2.47%	2.52%
Ratio of total expenses to average net assets (excluding waivers)	2.54%	2.48%	2.80%	3.56%	4.18%
Ratio of net investment loss to average net assets	(1.81)%	(1.81)%	(1.74)%	(2.03)%	(1.84)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.87)%	(1.85)%	(2.10)%	(3.11)%	(3.50)%
Portfolio turnover rate	103%	111%	118%	78%	218%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Net investment loss is less than $0.005 per share.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was 42 basis points.
[7]	Net assets end of period are less than $500.
[8]	Sales load not reflected in total return.
[9]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.59%.
[10]	Contingent deferred sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	105

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Small Cap Growth Equity Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$19.26	$17.29	$14.52	$12.26	$9.00	$18.38	$16.54	$13.92	$11.79	$8.67

Net investment loss	(0.07)[2]	(0.09)[2]	(0.06)[2]	(0.11)[2]	(0.09)	(0.11)[2]	(0.13)[2]	(0.11)[2]	(0.15)[2]	(0.12)
Gain on investments, foreign currency and options (both realized and unrealized)	4.52	2.06	2.82	2.37	3.35	4.31	1.97	2.72	2.28	3.24

Net increase from investment operations	4.45	1.97	2.76	2.26	3.26	4.20	1.84	2.61	2.13	3.12

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	— [3]	— [3]	— [3]	0.01	— [3]	— [3]

Net asset value, end of year	$23.71	$19.26	$17.29	$14.52	$12.26	$22.58	$18.38	$16.54	$13.92	$11.79

Total Investment Return
Total return	23.11%[4]	11.39%[4]	19.08%[5]	18.43%[4]	36.22%[4]	22.85%[4]	11.12%[4]	18.82%[5]	18.07%[4]	35.99%[4]

Ratios/Supplemental Data
Net assets, end of year (000)	$587,586	$426,000	$357,857	$272,324	$164,856	$35,945	$26,422	$24,491	$29,569	$23,466
Ratio of net expenses to average net assets	0.82%	0.83%	0.94%	0.92%	0.89%	1.02%	1.08%	1.19%	1.20%	1.19%
Ratio of total expenses to average net assets (excluding waivers)	0.82%	0.83%	0.95%	0.93%	0.92%	1.02%	1.08%	1.19%	1.20%	1.22%
Ratio of net investment loss to average net assets	(0.34)%	(0.48)%	(0.40)%	(0.73)%	(0.75)%	(0.54)%	(0.73)%	(0.70)%	(1.02)%	(1.05)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.34)%	(0.48)%	(0.41)%	(0.74)%	(0.78)%	(0.54)%	(0.73)%	(0.70)%	(1.02)%	(1.08)%
Portfolio turnover rate	81%	74%	91%	81%	167%	81%	74%	91%	81%	167%

	Investor A Class					Investor B Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$17.90	$16.12	$13.57	$11.51	$8.48	$16.07	$14.61	$12.39	$10.59	$7.86

Net investment loss	(0.13)[2]	(0.14)[2]	(0.10)[2]	(0.16)[2]	(0.13)	(0.26)[2]	(0.27)[2]	(0.20)[2]	(0.24)[2]	(0.19)
Gain on investments, foreign currency and options (both realized and unrealized)	4.20	1.92	2.64	2.22	3.16	3.76	1.73	2.41	2.04	2.92

Net increase from investment operations	4.07	1.78	2.54	2.06	3.03	3.50	1.46	2.21	1.80	2.73

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	— [3]	— [3]	— [3]	0.01	— [3]	— [3]

Net asset value, end of year	$21.97	$17.90	$16.12	$13.57	$11.51	$19.57	$16.07	$14.61	$12.39	$10.59

Total Investment Return
Total return	22.74%[4,6]	11.04%[4,6]	18.79%[5,6]	17.90%[4,6]	35.73%[4,6]	21.78%[4,7]	9.99%[4,7]	17.92%[7,8]	17.00%[4,7]	34.73%[4,7]

Ratios/Supplemental Data
Net assets, end of year (000)	$189,575	$176,250	$160,374	$131,795	$102,642	$10,222	$10,649	$15,516	$23,983	$24,167
Ratio of net expenses to average net assets	1.12%	1.15%	1.19%	1.30%	1.37%	1.92%	2.11%	1.94%	2.07%	2.11%
Ratio of total expenses to average net assets (excluding waivers)	1.12%	1.25%	1.29%	1.40%	1.40%	2.02%	2.30%	1.94%	2.07%	2.14%
Ratio of net investment loss to average net assets	(0.64)%	(0.80)%	(0.66)%	(1.12)%	(1.22)%	(1.44)%	(1.77)%	(1.45)%	(1.89)%	(1.97)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.64)%	(0.90)%	(0.76)%	(1.22)%	(1.25)%	(1.54)%	(1.96)%	(1.45)%	(1.89)%	(2.00)%
Portfolio turnover rate	81%	74%	91%	81%	167%	81%	74%	91%	81%	167%

See accompanying notes to financial statements.

106	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Small Cap Growth Equity Portfolio

	Investor C Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$16.09	$14.62	$12.40	$10.60	$7.86

Net investment loss	(0.29)[2]	(0.26)[2]	(0.19)[2]	(0.25)[2]	(0.18)
Gain on investments, foreign currency and options (both realized and unrealized)	3.77	1.73	2.40	2.05	2.92

Net increase from investment operations	3.48	1.47	2.21	1.80	2.74

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	— [3]

Net asset value, end of year	$19.57	$16.09	$14.62	$12.40	$10.60

Total Investment Return
Total return[7]	21.63%[4]	10.05%[4]	17.90%[8]	16.98%[4]	34.86%[4]

Ratios/Supplemental Data
Net assets, end of year (000)	$21,847	$15,667	$15,434	$13,989	$11,396
Ratio of net expenses to average net assets	2.04%	2.02%	1.94%	2.08%	2.11%
Ratio of total expenses to average net assets (excluding waivers)	2.09%	2.02%	1.94%	2.08%	2.14%
Ratio of net investment loss to average net assets	(1.56)%	(1.68)%	(1.41)%	(1.90)%	(1.97)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.61)%	(1.68)%	(1.41)%	(1.90)%	(2.00)%
Portfolio turnover rate	81%	74%	91%	81%	167%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.07%.
[6]	Sales load not reflected in total return.
[7]	Contingent deferred sales load not reflected in total return.
[8]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period increase of 0.08%.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	107

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Global Science & Technology Opportunities Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$7.20	$6.61	$5.42	$5.46	$3.59	$7.07	$6.51	$5.35	$5.41	$3.57

Net investment loss	(0.03)[2]	(0.03)[2]	(0.04)[2]	(0.07)[2]	(0.05)	(0.07)[2]	(0.05)[2]	(0.06)[2]	(0.08)[2]	(0.06)[2]
Gain on investments, foreign currency and options (both realized and unrealized)	1.86	0.61	1.23	0.03	1.92	1.83	0.60	1.22	0.02	1.90

Net increase (decrease) from investment operations	1.83	0.58	1.19	(0.04)	1.87	1.76	0.55	1.16	(0.06)	1.84

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	—	— [3]	0.01	— [3]	— [3]	—

Net asset value, end of year	$9.03	$7.20	$6.61	$5.42	$5.46	$8.83	$7.07	$6.51	$5.35	$5.41

Total Investment Return
Total return	25.42%[4]	8.93%[5]	21.96%[4]	(0.73)%[4]	52.09%	24.89%[4]	8.60%[5]	21.68%[4]	(1.11)%[4]	51.54%

Ratios/Supplemental Data
Net assets, end of year (000)	$1,449	$1,262	$847	$1,592	$2,821	$123	$148	$116	$86	$108
Ratio of net expenses to average net assets	1.35%	1.38%	1.43%	1.43%	1.35%	1.73%	1.73%	1.73%	1.73%	1.67%
Ratio of total expenses to average net assets (excluding waivers)	1.91%	1.79%	1.98%	1.63%	1.63%	2.30%	2.06%	2.27%	1.94%	1.88%
Ratio of net investment loss to average net assets	(0.44)%	(0.45)%	(0.73)%	(1.12)%	(1.06)%	(0.85)%	(0.79)%	(1.04)%	(1.41)%	(1.38)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.00)%	(0.86)%	(1.28)%	(1.32)%	(1.34)%	(1.42)%	(1.12)%	(1.58)%	(1.61)%	(1.59)%
Portfolio turnover rate	92%	132%	113%	115%	226%	92%	132%	113%	115%	226%

	Investor A Class					Investor B Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$7.00	$6.45	$5.31	$5.38	$3.55	$6.66	$6.19	$5.13	$5.24	$3.49

Net investment loss	(0.06)[2]	(0.06)[2]	(0.07)[2]	(0.09)[2]	(0.07)	(0.12)[2]	(0.11)[2]	(0.11)[2]	(0.13)[2]	(0.10)
Gain on investments, foreign currency and options (both realized and unrealized)	1.80	0.60	1.21	0.02	1.90	1.72	0.57	1.17	0.02	1.85

Net increase (decrease) from investment operations	1.74	0.54	1.14	(0.07)	1.83	1.60	0.46	1.06	(0.11)	1.75

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	—	— [3]	0.01	— [3]	— [3]	—

Net asset value, end of year	$8.74	$7.00	$6.45	$5.31	$5.38	$8.26	$6.66	$6.19	$5.13	$5.24

Total Investment Return
Total return	24.86%[4,6]	8.53%[6,7]	21.47%[4,6]	(1.30)%[4,6]	51.55%[6]	24.02%[4,8]	7.59%[7,8]	20.66%[4,8]	(2.10)%[4,8]	50.14%[8]

Ratios/Supplemental Data
Net assets, end of year (000)	$21,632	$13,040	$9,688	$9,929	$11,406	$9,030	$10,439	$10,998	$12,315	$16,646
Ratio of net expenses to average net assets	1.73%	1.77%	1.84%	1.89%	1.83%	2.50%	2.63%	2.59%	2.65%	2.57%
Ratio of total expenses to average net assets (excluding waivers)	2.16%	2.27%	2.35%	2.14%	2.10%	3.01%	3.06%	3.00%	2.82%	2.85%
Ratio of net investment loss to average net assets	(0.80)%	(0.83)%	(1.16)%	(1.56)%	(1.53)%	(1.59)%	(1.73)%	(1.91)%	(2.33)%	(2.28)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.23)%	(1.33)%	(1.67)%	(1.81)%	(1.81)%	(2.10)%	(2.16)%	(2.32)%	(2.50)%	(2.55)%
Portfolio turnover rate	92%	132%	113%	115%	226%	92%	132%	113%	115%	226%

See accompanying notes to financial statements.

108	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Global Science & Technology Opportunities Portfolio

	Investor C Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$6.66	$6.19	$5.14	$5.24	$3.49

Net investment loss	(0.12)[2]	(0.11)[2]	(0.11)[2]	(0.13)[2]	(0.10)
Gain on investments, foreign currency and options (both realized and unrealized)	1.71	0.57	1.16	0.03	1.85

Net increase (decrease) from investment operations	1.59	0.46	1.05	(0.10)	1.75

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	—

Net asset value, end of year	$8.25	$6.66	$6.19	$5.14	$5.24

Total Investment Return
Total return[8]	23.87%[4]	7.59%[7]	20.43%[4]	(1.91)%[4]	50.14%

Ratios/Supplemental Data
Net assets, end of year (000)	$9,755	$6,511	$2,794	$3,244	$4,024
Ratio of net expenses to average net assets	2.61%	2.62%	2.59%	2.65%	2.57%
Ratio of total expenses to average net assets (excluding waivers)	2.88%	2.84%	3.00%	2.80%	2.85%
Ratio of net investment loss to average net assets	(1.69)%	(1.67)%	(1.91)%	(2.33)%	(2.28)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.96)%	(1.89)%	(2.32)%	(2.48)%	(2.55)%
Portfolio turnover rate	92%	132%	113%	115%	226%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period is 15 basis points.
[6]	Sales load not reflected in total return.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.16%.
[8]	Contingent deferred sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	109

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Global Resources Portfolio

	Institutional Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	For the Year Ended June 30,
	2007	2006			2004	2003	2002[1]
Per Share Operating Performance
Net asset value, beginning of period	$68.57	$79.62	$58.80	$41.25	$26.85	$23.51	$22.13

Net investment income (loss)	(0.02)[2]	0.57 [2]	0.15 [2]	(0.08)	0.27	(0.04)	(0.09)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	14.26	(2.50)	20.67	19.52	14.78	3.38	1.47

Net increase (decrease) from investment operations	14.24	(1.93)	20.82	19.44	15.05	3.34	1.38

Dividends and distributions from:
Net investment income	(0.81)	(0.53)	—	(0.34)	(0.65)	—	—
Net realized capital gains	(18.58)	(8.60)	—	(1.55)	—	—	—

Total dividends and distributions	(19.39)	(9.13)	—	(1.89)	(0.65)	—	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—	—

Net asset value, end of period	$63.42	$68.57	$79.62	$58.80	$41.25	$26.85	$23.51

Total Investment Return
Total return	23.55%[4]	(2.89)%[5]	35.41%[4,6]	47.95%[6]	56.49%	14.21%	6.24%

Ratios/Supplemental Data
Net assets, end of period (000)	$37,498	$35,010	$40,906	$29,188	$20,044	$10,144	$7,995
Ratio of net expenses to average net assets	1.03%	0.98%	1.04%[7]	1.01%[7]	1.04%	1.30%	1.43%
Ratio of total expenses to average net assets (excluding waivers)	1.07%	1.02%	1.18%[7]	1.02%[7]	1.04%	1.31%	1.44%
Ratio of net investment income (loss) to average net assets	(0.03)%	0.76%	0.42%[7]	(0.16)%[7]	0.79%	(0.20)%	(0.42)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.07)%	0.72%	0.28%[7]	(0.17)%[7]	0.79%	(0.20)%	(0.42)%
Portfolio turnover rate	15%	27%	9%	22%	27%	33%	38%

See accompanying notes to financial statements.

110	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Global Resources Portfolio

	Investor A Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	For the Year Ended June 30,
	2007	2006			2004	2003	2002[1]
Per Share Operating Performance
Net asset value, beginning of period	$64.90	$76.01	$56.23	$39.58	$25.81	$22.74	$21.50

Net investment income (loss)	(0.16)[2]	0.32 [2]	0.03 [2]	(0.15)	0.21	(0.10)	(0.15)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	13.41	(2.36)	19.75	18.69	14.15	3.17	1.39

Net increase (decrease) from investment operations	13.25	(2.04)	19.78	18.54	14.36	3.07	1.24

Dividends and distributions from:
Net investment income	(0.55)	(0.48)	—	(0.34)	(0.59)	—	—
Net realized capital gains	(18.58)	(8.60)	—	(1.55)	—	—	—

Total dividends and distributions	(19.13)	(9.08)	—	(1.89)	(0.59)	—	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—	—

Net asset value, end of period	$59.02	$64.90	$76.01	$56.23	$39.58	$25.81	$22.74

Total Investment Return
Total return[8]	23.25%[4]	(3.20)%[5]	35.18%[4,6]	47.69%[6]	56.06%	13.50%	5.77%

Ratios/Supplemental Data
Net assets, end of period (000)	$685,590	$683,417	$877,120	$676,234	$406,209	$103,987	$89,883
Ratio of net expenses to average net assets	1.29%	1.30%	1.34%[7]	1.36%[7]	1.34%	1.60%	1.73%
Ratio of total expenses to average net assets (excluding waivers)	1.30%	1.41%	1.52%[7]	1.38%[7]	1.34%	1.61%	1.74%
Ratio of net investment income (loss) to average net assets	(0.28)%	0.44%	0.10%[7]	(0.52)%[7]	0.64%	(0.47)%	(0.73)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.29)%	0.33%	(0.08)%[7]	(0.54)%[7]	0.64%	(0.47)%	(0.73)%
Portfolio turnover rate	15%	27%	9%	22%	27%	33%	38%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.02%.
[6]	Not annualized.
[7]	Annualized.
[8]	Sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	111

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Global Resources Portfolio

	Investor B Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	For the Year Ended June 30,
	2007	2006			2004	2003	2002[1]
Per Share Operating Performance
Net asset value, beginning of period	$58.19	$69.43	$51.58	$36.52	$23.89	$21.20	$20.16

Net investment loss	(0.50)[2]	(0.18)[2]	(0.19)[2]	(0.32)	(0.06)	(0.23)	(0.27)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	11.82	(2.09)	18.04	17.18	13.14	2.92	1.31

Net increase (decrease) from investment operations	11.32	(2.27)	17.85	16.86	13.08	2.69	1.04

Dividends and distributions from:
Net investment income	(0.06)	(0.38)	—	(0.25)	(0.45)	—	—
Net realized capital gains	(18.58)	(8.60)	—	(1.55)	—	—	—

Total dividends and distributions	(18.64)	(8.98)	—	(1.80)	(0.45)	—	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—	—

Net asset value, end of period	$50.87	$58.19	$69.43	$51.58	$36.52	$23.89	$21.20

Total Investment Return
Total return[4]	22.35%[5]	(3.91)%[6]	34.60%[5,7]	47.09%[7]	55.07%	12.69%	5.16%

Ratios/Supplemental Data
Net assets, end of period (000)	$80,178	$87,636	$117,845	$94,506	$66,704	$29,782	$25,626
Ratio of net expenses to average net assets	2.03%	2.02%	2.04%[8]	2.01%[8]	2.04%	2.30%	2.43%
Ratio of total expenses to average net assets (excluding waivers)	2.08%	2.09%	2.18%[8]	2.02%[8]	2.04%	2.31%	2.44%
Ratio of net investment loss to average net assets	(1.01)%	(0.27)%	(0.60)%[8]	(1.17)%[8]	(0.20)%	(1.17)%	(1.41)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.06)%	(0.34)%	(0.74)%[8]	(1.18)%[8]	(0.20)%	(1.17)%	(1.41)%
Portfolio turnover rate	15%	27%	9%	22%	27%	33%	38%

See accompanying notes to financial statements.

112	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Global Resources Portfolio

	Investor C Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	For the Year Ended June 30,
	2007	2006			2004	2003	2002[1]
Per Share Operating Performance
Net asset value, beginning of period	$58.13	$69.37	$51.53	$36.48	$23.88	$21.18	$20.14

Net investment loss	(0.50)[2]	(0.17)[2]	(0.19)[2]	(0.30)	(0.03)	(0.23)	(0.28)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	11.83	(2.10)	18.03	17.14	13.10	2.93	1.32

Net increase (decrease) from investment operations	11.33	(2.27)	17.84	16.84	13.07	2.70	1.04

Dividends and distributions from:
Net investment income	(0.04)	(0.38)	—	(0.24)	(0.47)	—	—
Net realized capital gains	(18.58)	(8.60)	—	(1.55)	—	—	—

Total dividends and distributions	(18.62)	(8.98)	—	(1.79)	(0.47)	—	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—	—

Net asset value, end of period	$50.84	$58.13	$69.37	$51.53	$36.48	$23.88	$21.18

Total Investment Return
Total return[4]	22.36%[5]	(3.92)%[9]	34.62%[5,7]	47.01%[7]	55.05%	12.75%	5.16%

Ratios/Supplemental Data
Net assets, end of period (000)	$144,300	$147,723	$201,265	$169,871	$122,088	$37,601	$31,853
Ratio of net expenses to average net assets	2.01%	2.01%	2.04%[8]	2.01%[8]	2.04%	2.30%	2.43%
Ratio of total expenses to average net assets (excluding waivers)	2.02%	2.05%	2.17%[8]	2.02%[8]	2.04%	2.31%	2.44%
Ratio of net investment loss to average net assets	(1.00)%	(0.26)%	(0.61)%[8]	(1.17)%[8]	(0.10)%	(1.18)%	(1.43)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.01)%	(0.30)%	(0.74)%[8]	(1.18)%[8]	(0.10)%	(1.18)%	(1.43)%
Portfolio turnover rate	15%	27%	9%	22%	27%	33%	38%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Contingent deferred sales load not reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.02%.
[7]	Not annualized.
[8]	Annualized.
[9]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.01%.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	113

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	All-Cap Global Resources Portfolio

	Institutional Class			Service Class
	For the Year Ended September 30,		Period Ended 9/30/05[1]	For the Year Ended September 30,		Period Ended 9/30/05[1]
	2007	2006		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.85	$13.56	$10.00	$13.75	$13.52	$10.00

Net investment income (loss)	0.05 [2]	0.02 [2]	0.02 [2]	(0.02)[2]	(0.02)[2]	0.03 [2]
Gain on investments, foreign currency and options (both realized and unrealized)	5.90	0.26	3.54	5.86	0.24	3.49

Net increase from investment operations	5.95	0.28	3.56	5.84	0.22	3.52

Dividends and distributions from:
Net realized capital gains	(0.40)	—	—	(0.40)	—	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	0.01	— [3]

Net asset value, end of period	$19.40	$13.85	$13.56	$19.19	$13.75	$13.52

Total Investment Return
Total return	43.66%[4]	2.14%[5]	35.60%[4,6]	43.16%[4]	1.70%[7]	35.20%[4,6]

Ratios/Supplemental Data
Net assets, end of period (000)	$598,747	$337,771	$92,147	$3,435	$2,368	$— [8]
Ratio of net expenses to average net assets	0.93%	0.99%	1.04%[9]	1.33%	1.34%	1.34%[9]
Ratio of total expenses to average net assets (excluding waivers)	0.93%	1.01%	1.54%[9]	1.42%	1.40%	1.77%[9]
Ratio of net investment income (loss) to average net assets	0.31%	0.17%	0.25%[9]	(0.11)%	(0.17)%	0.01%[9]
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.31%	0.15%	(0.25)%[9]	(0.20)%	(0.23)%	(0.42)%[9]
Portfolio turnover rate	31%	41%	12%	31%	41%	12%

	Investor A Class			Investor B Class
	For the Year Ended September 30,		Period Ended	For the Year Ended September 30,		Period Ended
	2007	2006	9/30/05[1]	2007	2006	9/30/05[1]
Per Share Operating Performance
Net asset value, beginning of period	$13.75	$13.50	$10.00	$13.59	$13.44	$10.00

Net investment loss	(0.02)[2]	(0.02)[2]	— [2,10]	(0.13)[2]	(0.12)[2]	(0.05)[2]
Gain on investments, foreign currency and options (both realized and unrealized)	5.85	0.26	3.50	5.76	0.26	3.49

Net increase from investment operations	5.83	0.24	3.50	5.63	0.14	3.44

Dividends and distributions from:
Net realized capital gains	(0.40)	—	—	(0.40)	—	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	0.01	— [3]

Net asset value, end of period	$19.18	$13.75	$13.50	$18.82	$13.59	$13.44

Total Investment Return
Total return	43.09%[4,11]	1.85%[7,11]	35.00%[4,6,11]	42.11%[4,12]	1.12%[5,12]	34.40%[4,6,12]

Ratios/Supplemental Data
Net assets, end of period (000)	$347,598	$248,557	$87,949	$55,538	$43,477	$16,019
Ratio of net expenses to average net assets	1.31%	1.34%	1.34%[9]	2.04%	2.04%	2.04%[9]
Ratio of total expenses to average net assets (excluding waivers)	1.34%	1.46%	1.87%[9]	2.23%	2.13%	2.49%[9]
Ratio of net investment income (loss) to average net assets	(0.10)%	(0.16)%	0.01%[9]	(0.82)%	(0.86)%	(0.64)%[9]
Ratio of net investment loss to average net assets (excluding waivers)	(0.13)%	(0.28)%	(0.52)%[9]	(1.01)%	(0.95)%	(1.09)%[9]
Portfolio turnover rate	31%	41%	12%	31%	41%	12%

See accompanying notes to financial statements.

114	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	All-Cap Global Resources Portfolio

	Investor C Class
	For the Year Ended September 30,		Period Ended
	2007	2006	9/30/05[1]
Per Share Operating Performance
Net asset value, beginning of period	$13.60	$13.46	$10.00

Net investment loss	(0.13)[2]	(0.12)[2]	(0.05)[2]
Gain on investments, foreign currency and options (both realized and unrealized)	5.77	0.25	3.51

Net increase from investment operations	5.64	0.13	3.46

Dividends and distributions from:
Net realized capital gains	(0.40)	—	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]

Net asset value, end of period	$18.84	$13.60	$13.46

Total Investment Return
Total return[12]	42.15%[4]	1.04%[7]	34.60%[4,6]

Ratios/Supplemental Data
Net assets, end of period (000)	$207,194	$136,120	$48,288
Ratio of net expenses to average net assets	2.04%	2.04%	2.04%[9]
Ratio of total expenses to average net assets (excluding waivers)	2.12%	2.09%	2.48%[9]
Ratio of net investment loss to average net assets	(0.83)%	(0.86)%	(0.70)%[9]
Ratio of net investment loss to average net assets (excluding waivers)	(0.91)%	(0.91)%	(1.14)%[9]
Portfolio turnover rate	31%	41%	12%

[1]	Commencement of operations of share class effective 2/16/05.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.08%.
[6]	Not annualized.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.07%.
[8]	Net assets end of period are less than $500.
[9]	Annualized.
[10]	Net investment loss is less than $0.005 per share.
[11]	Sales load not reflected in total return.
[12]	Contingent deferred sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	115

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Health Sciences Opportunities Portfolio

	Institutional Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04	Year Ended 2/28/03[1]
	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$26.18	$24.45	$20.50	$21.15	$11.64	$14.48

Net investment income (loss)	0.06 [2]	0.04 [2]	(0.06)[2]	(0.15)	(0.06)	(0.09)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	4.52	2.30	4.02	0.57	10.21	(2.71)

Net increase (decrease) from investment operations	4.58	2.34	3.96	0.42	10.15	(2.80)

Dividends and distributions from:
Net realized capital gains	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—

Net asset value, end of period	$30.41	$26.18	$24.45	$20.50	$21.15	$11.64

Total Investment Return
Total return	17.68%[4]	9.77%[5]	19.32%[4,6]	1.84%	87.73%	(19.42)%

Ratios/Supplemental Data
Net assets, end of period (000)	$172,902	$112,563	$31,229	$4,262	$5,067	$988
Ratio of net expenses to average net assets	1.02%	1.01%	1.25%[7]	1.25%	1.25%	1.25%
Ratio of total expenses to average net assets (excluding waivers)	1.02%	1.01%	1.37%[7]	1.37%	1.84%	2.75%
Ratio of net investment income (loss) to average net assets	0.21%	0.17%	(0.47)%[7]	(0.59)%	(0.38)%	(0.69)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.21%	0.17%	(0.59)%[7]	(0.71)%	(0.97)%	(2.18)%
Portfolio turnover rate	98%	157%	77%	173%	106%	157%

	Service Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	Period Ended 2/28/05[8]
	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$25.78	$24.15	$20.24	$20.30

Net investment income (loss)	(0.02)[2]	(0.03)[2]	(0.12)[2]	(0.01)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	4.44	2.27	4.04	(0.05)

Net increase (decrease) from investment operations	4.42	2.24	3.92	(0.06)

Dividends and distributions from:
Net realized capital gains	(0.35)	(0.62)	(0.01)	—

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—

Net asset value, end of period	$29.85	$25.78	$24.15	$20.24

Total Investment Return
Total return	17.33%[4]	9.47%[5]	19.37%[4,6]	(0.30)%[6]

Ratios/Supplemental Data
Net assets, end of period (000)	$7,806	$4,347	$66	$— [9]
Ratio of net expenses to average net assets	1.30%	1.34%	1.55%[7]	0.82%[7]
Ratio of total expenses to average net assets (excluding waivers)	1.32%	1.34%	1.64%[7]	0.82%[7]
Ratio of net investment income (loss) to average net assets	(0.08)%	(0.12)%	(0.90)%[7]	(0.70)%[7]
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.10)%	(0.12)%	(0.99)%[7]	(0.70)%[7]
Portfolio turnover rate	98%	157%	77%	173%

See accompanying notes to financial statements.

116	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Health Sciences Opportunities Portfolio

	Investor A Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04	Year Ended 2/28/03[1]
	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$25.72	$24.11	$20.24	$20.96	$11.57	$14.43

Net investment loss	(0.03)[2]	(0.05)[2]	(0.09)[2]	(0.17)	(0.12)	(0.12)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	4.43	2.27	3.97	0.52	10.15	(2.70)

Net increase (decrease) from investment operations	4.40	2.22	3.88	0.35	10.03	(2.82)

Dividends and distributions from:
Net realized capital gains	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—

Net asset value, end of period	$29.77	$25.72	$24.11	$20.24	$20.96	$11.57

Total Investment Return
Total return[10]	17.29%[4]	9.40%[5]	19.17%[4,6]	1.52%	87.13%	(19.63)%

Ratios/Supplemental Data
Net assets, end of period (000)	$697,451	$434,360	$186,545	$76,550	$54,638	$9,250
Ratio of net expenses to average net assets	1.35%	1.34%	1.55%[7]	1.58%	1.55%	1.55%
Ratio of total expenses to average net assets (excluding waivers)	1.35%	1.45%	1.69%[7]	1.73%	2.11%	3.04%
Ratio of net investment loss to average net assets	(0.13)%	(0.19)%	(0.68)%[7]	(0.90)%	(0.71)%	(0.99)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.13)%	(0.30)%	(0.82)%[7]	(1.05)%	(1.27)%	(2.47)%
Portfolio turnover rate	98%	157%	77%	173%	106%	157%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.
[6]	Not annualized.
[7]	Annualized.
[8]	Commencement of operations.
[9]	Net assets end of period are less than $500.
[10]	Sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	117

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Health Sciences Opportunities Portfolio

	Investor B Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04	Year Ended 2/28/03[1]
	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$24.65	$23.31	$19.65	$20.52	$11.41	$14.34

Net investment loss	(0.25)[2]	(0.24)[2]	(0.17)[2]	(0.28)	(0.24)	(0.21)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	4.23	2.19	3.84	0.48	9.99	(2.68)

Net increase (decrease) from investment operations	3.98	1.95	3.67	0.20	9.75	(2.89)

Dividends and distributions from:
Net realized capital gains	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—

Net asset value, end of period	$28.28	$24.65	$23.31	$19.65	$20.52	$11.41

Total Investment Return
Total return[4]	16.33%[5]	8.54%[6]	18.68%[5,7]	0.80%	85.89%	(20.24)%

Ratios/Supplemental Data
Net assets, end of period (000)	$95,231	$78,902	$45,073	$29,495	$22,825	$9,290
Ratio of net expenses to average net assets	2.19%	2.16%	2.25%[8]	2.25%	2.25%	2.25%
Ratio of total expenses to average net assets (excluding waivers)	2.22%	2.16%	2.33%[8]	2.39%	2.91%	3.74%
Ratio of net investment loss to average net assets	(0.96)%	(1.02)%	(1.35)%[8]	(1.58)%	(1.44)%	(1.69)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.99)%	(1.02)%	(1.43)%[8]	(1.71)%	(2.10)%	(3.17)%
Portfolio turnover rate	98%	157%	77%	173%	106%	157%

See accompanying notes to financial statements.

118	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Health Sciences Opportunities Portfolio

	Investor C Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04	Year Ended 2/28/03[1]
	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$24.62	$23.26	$19.61	$20.47	$11.39	$14.31

Net investment loss	(0.23)[2]	(0.21)[2]	(0.18)[2]	(0.22)	(0.23)	(0.21)
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	4.23	2.18	3.84	0.43	9.95	(2.67)

Net increase (decrease) from investment operations	4.00	1.97	3.66	0.21	9.72	(2.88)

Dividends and distributions from:
Net realized capital gains	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	—	—	—

Net asset value, end of period	$28.27	$24.62	$23.26	$19.61	$20.47	$11.39

Total Investment Return
Total return[4]	16.43%[5]	8.65%[6]	18.67%[5,7]	0.86%	85.87%	(20.21)%

Ratios/Supplemental Data
Net assets, end of period (000)	$363,739	$254,724	$84,431	$25,248	$11,017	$1,291
Ratio of net expenses to average net assets	2.11%	2.04%	2.25%[8]	2.25%	2.25%	2.25%
Ratio of total expenses to average net assets (excluding waivers)	2.12%	2.04%	2.32%[8]	2.41%	2.77%	3.74%
Ratio of net investment loss to average net assets	(0.89)%	(0.87)%	(1.41)%[8]	(1.56)%	(1.38)%	(1.69)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.90)%	(0.87)%	(1.48)%[8]	(1.71)%	(1.90)%	(3.18)%
Portfolio turnover rate	98%	157%	77%	173%	106%	157%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Contingent deferred sales load not reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.
[7]	Not annualized.
[8]	Annualized.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	119

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	U.S. Opportunities Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$29.07	$25.56	$20.34	$16.56	$13.06	$28.28	$24.96	$19.93	$16.27	$12.88

Net investment income (loss)	0.03 [2]	0.04 [2]	(0.15)[2]	(0.17)[2]	(0.16)	(0.09)[2]	(0.07)[2]	(0.21)[2]	(0.22)[2]	(0.19)
Gain on investments, foreign currency and options (both realized and unrealized)	7.95	3.46	5.37	3.95	3.66	7.70	3.38	5.24	3.88	3.58

Net increase from investment operations	7.98	3.50	5.22	3.78	3.50	7.61	3.31	5.03	3.66	3.39

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	—	— [3]	0.01	— [3]	— [3]	—

Net asset value, end of year	$37.05	$29.07	$25.56	$20.34	$16.56	$35.89	$28.28	$24.96	$19.93	$16.27

Total Investment Return
Total return	27.45%[4]	13.73%[5]	25.66%[4]	22.83%[4]	26.80%	26.91%[4]	13.30%[5]	25.24%[4]	22.50%[4]	26.32%

Ratios/Supplemental Data
Net assets, end of year (000)	$158,094	$20,548	$6,390	$6,074	$7,235	$43,763	$1,527	$472	$2,303	$421
Ratio of net expenses to average net assets	1.01%	1.19%	1.60%	1.60%	1.52%	1.40%	1.57%	1.90%	1.90%	1.83%
Ratio of total expenses to average net assets (excluding waivers)	1.42%	1.49%	1.73%	1.65%	1.59%	1.69%	1.85%	1.97%	1.97%	1.89%
Ratio of net investment income (loss) to average net assets	0.09%	0.15%	(0.65)%	(0.92)%	(0.87)%	(0.28)%	(0.25)%	(0.96)%	(1.15)%	(1.17)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.32)%	(0.15)%	(0.78)%	(0.97)%	(0.94)%	(0.57)%	(0.53)%	(1.03)%	(1.22)%	(1.24)%
Portfolio turnover rate	106%	120%	94%	106%	248%	106%	120%	94%	106%	248%

	Investor A Class					Investor B Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$28.03	$24.76	$19.78	$16.17	$12.81	$26.37	$23.45	$18.87	$15.55	$12.41

Net investment loss	(0.10)[2]	(0.10)[2]	(0.22)[2]	(0.26)[2]	(0.21)	(0.32)[2]	(0.29)[2]	(0.37)[2]	(0.39)[2]	(0.32)
Gain on investments, foreign currency and options (both realized and unrealized)	7.64	3.36	5.20	3.87	3.57	7.15	3.20	4.95	3.71	3.46

Net increase from investment operations	7.54	3.26	4.98	3.61	3.36	6.83	2.91	4.58	3.32	3.14

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	—	— [3]	0.01	— [3]	— [3]	—

Net asset value, end of year	$35.57	$28.03	$24.76	$19.78	$16.17	$33.20	$26.37	$23.45	$18.87	$15.55

Total Investment Return
Total return	26.90%[4,6]	13.21%[5,6]	25.18%[4,6]	22.33%[4,6]	26.23%[6]	25.90%[4,7]	12.45%[5,7]	24.27%[4,7]	21.35%[4,7]	25.30%[7]

Ratios/Supplemental Data
Net assets, end of year (000)	$228,668	$96,194	$31,277	$31,282	$29,258	$35,928	$36,093	$37,132	$40,994	$41,259
Ratio of net expenses to average net assets	1.48%	1.66%	1.97%	2.04%	2.00%	2.23%	2.40%	2.72%	2.80%	2.74%
Ratio of total expenses to average net assets (excluding waivers)	1.77%	1.95%	2.08%	2.15%	2.06%	2.56%	2.68%	2.73%	2.81%	2.81%
Ratio of net investment loss to average net assets	(0.32)%	(0.35)%	(1.02)%	(1.36)%	(1.34)%	(1.06)%	(1.13)%	(1.77)%	(2.12)%	(2.09)%
Ratio of net investment loss to average net assets (excluding waivers)	(0.61)%	(0.64)%	(1.13)%	(1.46)%	(1.40)%	(1.39)%	(1.41)%	(1.78)%	(2.13)%	(2.15)%
Portfolio turnover rate	106%	120%	94%	106%	248%	106%	120%	94%	106%	248%

See accompanying notes to financial statements.

120	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	U.S. Opportunities Portfolio

	Investor C Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$26.34	$23.43	$18.85	$15.53	$12.40

Net investment loss	(0.32)[2]	(0.28)[2]	(0.37)[2]	(0.38)[2]	(0.32)
Gain on investments, foreign currency and options (both realized and unrealized)	7.16	3.18	4.95	3.70	3.45

Net increase from investment operations	6.84	2.90	4.58	3.32	3.13

Redemption fees added to paid-in capital	— [3]	0.01	— [3]	— [3]	—

Net asset value, end of year	$33.18	$26.34	$23.43	$18.85	$15.53

Total Investment Return
Total return[7]	25.97%[4]	12.42%[5]	24.30%[4]	21.38%[4]	25.24%

Ratios/Supplemental Data
Net assets, end of year (000)	$88,826	$39,427	$20,774	$20,261	$20,761
Ratio of net expenses to average net assets	2.20%	2.37%	2.72%	2.81%	2.74%
Ratio of total expenses to average net assets (excluding waivers)	2.51%	2.60%	2.73%	2.83%	2.81%
Ratio of net investment loss to average net assets	(1.04)%	(1.07)%	(1.77)%	(2.13)%	(2.09)%
Ratio of net investment loss to average net assets (excluding waivers)	(1.35)%	(1.30)%	(1.78)%	(2.15)%	(2.15)%
Portfolio turnover rate	106%	120%	94%	106%	248%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.
[6]	Sales load not reflected in total return.
[7]	Contingent deferred sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	121

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Global Opportunities Portfolio

	Institutional Class
	Year	Period
	Ended	Ended
	9/30/07	9/30/06[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.10	$10.00

Net investment income	0.09 [2]	0.08 [2]
Gain on investments, foreign currency and options (both realized and unrealized)	3.21	0.01

Net increase from investment operations	3.30	0.09

Dividends and distributions from:
Net investment income	(0.09)	—
Redemption fees added to paid-in capital	— [3]	0.01

Net asset value, end of period	$13.31	$10.10

Total Investment Return
Total return[4]	32.81%[5]	1.00%[6]

Ratios/Supplemental Data
Net assets, end of period (000)	$35,679	$9,099
Ratio of net expenses to average net assets	1.29%	1.35%[7]
Ratio of total expenses to average net assets (excluding waivers)	1.32%	2.25%[7]
Ratio of net investment income to average net assets	0.78%	1.13%[7]
Ratio of net investment income to average net assets (excluding waivers)	0.75%	0.23%[7]
Portfolio turnover rate	107%	110%

	Investor A Class		Investor B Class
	Year Ended 9/30/07	Period Ended 9/30/06[1]	Year Ended 9/30/07	Period Ended 9/30/06[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.08	$10.00	$10.03	$10.00

Net investment income (loss)	0.04 [2]	0.05 [2]	(0.04)[2]	— [2,8]
Gain on investments, foreign currency and options (both realized and unrealized)	3.22	0.02	3.22	0.02

Net increase from investment operations	3.26	0.07	3.18	0.02

Dividends and distributions from:
Net investment income	(0.07)	—	(0.05)	—
Redemption fees added to paid-in capital	— [3]	0.01	— [3]	0.01

Net asset value, end of period	$13.27	$10.08	$13.16	$10.03

Total Investment Return
Total return[4]	32.51%[5,9]	0.80%[6,9]	31.79%[5,10]	0.30%[6,10]

Ratios/Supplemental Data
Net assets, end of period (000)	$40,467	$23,097	$7,673	$4,907
Ratio of net expenses to average net assets	1.56%	1.65%[7]	2.33%	2.40%[7]
Ratio of total expenses to average net assets (excluding waivers)	1.68%	2.84%[7]	3.06%	4.95%[7]
Ratio of net investment income (loss) to average net assets	0.36%	0.70%[7]	(0.39)%	(0.05)%[7]
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.24%	(0.49)%[7]	(1.12)%	(2.60)%[7]
Portfolio turnover rate	107%	110%	107%	110%

See accompanying notes to financial statements.

122	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Global Opportunities Portfolio

	Investor C Class
	Year Ended 9/30/07	Period Ended 9/30/06[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.03	$10.00

Net investment loss	(0.05)[2]	— [2,8]
Gain on investments, foreign currency and options (both realized and unrealized)	3.23	0.02

Net increase from investment operations	3.18	0.02

Dividends and distributions from:
Net investment income	(0.05)	—
Redemption fees added to paid-in capital	— [3]	0.01

Net asset value, end of period	$13.16	$10.03

Total Investment Return
Total return[10]	31.76%[5]	0.30%[4,6]

Ratios/Supplemental Data
Net assets, end of period (000)	$18,217	$10,012
Ratio of net expenses to average net assets	2.35%	2.40%[7]
Ratio of total expenses to average net assets (excluding waivers)	2.42%	3.38%[7]
Ratio of net investment loss to average net assets	(0.40)%	(0.01)%[7]
Ratio of net investment loss to average net assets (excluding waivers)	(0.47)%	(0.99)%[7]
Portfolio turnover rate	107%	110%

[1]	Commencement of operations of share class effective 1/31/06.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Not annualized.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.10%.
[7]	Annualized.
[8]	Net investment loss is less than $0.005 per share.
[9]	Sales load not reflected in total return.
[10]	Contingent deferred sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	123

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	International Opportunities Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$42.16	$34.34	$24.44	$19.96	$15.22	$41.06	$33.55	$23.93	$19.59	$14.98

Net investment income	0.48 [2]	0.37 [2]	0.53 [2]	0.08 [2]	— [3]	0.32 [2]	0.29 [2]	0.44 [2]	0.06 [2]	0.05
Gain on investments, foreign currency and options (both realized and unrealized)	14.98	8.57	9.68	4.41	4.73	14.58	8.32	9.45	4.29	4.55

Net increase from investment operations	15.46	8.94	10.21	4.49	4.73	14.90	8.61	9.89	4.35	4.60

Dividends and distributions from:
Net investment income	(0.71)	(0.37)	(0.32)	(0.02)	—	(0.61)	(0.35)	(0.28)	(0.02)	—
Net realized capital gains	(5.83)	(0.76)	—	—	—	(5.83)	(0.76)	—	—	—

Total dividends and distributions	(6.54)	(1.13)	(0.32)	(0.02)	—	(6.44)	(1.11)	(0.28)	(0.02)	—

Redemption fees added to paid-in capital	— [4]	0.01	0.01	0.01	0.01	— [4]	0.01	0.01	0.01	0.01

Net asset value, end of year	$51.08	$42.16	$34.34	$24.44	$19.96	$49.52	$41.06	$33.55	$23.93	$19.59

Total Investment Return
Total return	40.42%[5]	26.64%[6]	42.13%[7]	22.54%[8]	31.14%[9]	40.00%[5]	26.30%[6]	41.65%[7]	22.25%[8]	30.78%[10]

Ratios/Supplemental Data
Net assets, end of year (000)	$492,444	$336,000	$216,070	$96,535	$57,950	$172,135	$128,879	$44,308	$19,167	$1,573
Ratio of net expenses to average net assets	1.25%	1.33%	1.45%	1.45%	1.41%	1.58%	1.57%	1.74%	1.75%	1.72%
Ratio of total expenses to average net assets (excluding waivers)	1.25%	1.33%	1.51%	1.58%	1.51%	1.59%	1.58%	1.76%	1.91%	1.80%
Ratio of net investment income to average net assets	1.06%	0.91%	1.81%	0.31%	0.42%	0.73%	0.73%	1.52%	0.21%	0.30%
Ratio of net investment income to average net assets (excluding waivers)	1.06%	0.91%	1.75%	0.17%	0.32%	0.72%	0.72%	1.50%	0.05%	0.22%
Portfolio turnover rate	77%	91%	86%	98%	72%	77%	91%	86%	98%	72%

See accompanying notes to financial statements.

124	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	International Opportunities Portfolio

	Investor A Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$40.81	$33.36	$23.78	$19.49	$14.94

Net investment income (loss)	0.30 [2]	0.23 [2]	0.44 [2]	(0.02)[2]	0.01
Gain on investments, foreign currency and options (both realized and unrealized)	14.49	8.32	9.38	4.32	4.53

Net increase from investment operations	14.79	8.55	9.82	4.30	4.54

Dividends and distributions from:
Net investment income	(0.58)	(0.35)	(0.25)	(0.02)	—
Net realized capital gains	(5.83)	(0.76)	—	—	—

Total dividends and distributions	(6.41)	(1.11)	(0.25)	(0.02)	—

Redemption fees added to paid-in capital	— [4]	0.01	0.01	0.01	0.01

Net asset value, end of year	$49.19	$40.81	$33.36	$23.78	$19.49

Total Investment Return
Total return	39.98%[5,11]	26.24%[6,11]	41.60%[8,11]	22.11%[9,11]	30.45%[9,11]

Ratios/Supplemental Data
Net assets, end of year (000)	$555,189	$407,282	$253,710	$99,879	$37,934
Ratio of net expenses to average net assets	1.60%	1.63%	1.75%	1.89%	1.89%
Ratio of total expenses to average net assets (excluding waivers)	1.60%	1.74%	1.86%	2.06%	1.98%
Ratio of net investment income (loss) to average net assets	0.69%	0.62%	1.53%	(0.06)%	0.05%
Ratio of net investment income (loss) to average net assets (excluding waivers)	0.69%	0.51%	1.42%	(0.24)%	(0.04)%
Portfolio turnover rate	77%	91%	86%	98%	72%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Net investment loss is less than $0.005 per share.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.03%.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.
[8]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.05%.
[9]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.06%.
[10]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.07%.
[11]	Sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	125

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	International Opportunities Portfolio

	Investor B Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$38.81	$31.97	$22.80	$18.83	$14.54

Net investment income (loss)	(0.04)[2]	(0.07)[2]	0.18 [2]	(0.21)[2]	(0.12)
Gain on investments, foreign currency and options (both realized and unrealized)	13.74	7.95	9.05	4.19	4.40

Net increase from investment operations	13.70	7.88	9.23	3.98	4.28

Dividends and distributions from:
Net investment income	(0.25)	(0.29)	(0.07)	(0.02)	—
Net realized capital gains	(5.83)	(0.76)	—	—	—

Total dividends and distributions	(6.08)	(1.05)	(0.07)	(0.02)	—

Redemption fees added to paid-in capital	— [3]	0.01	0.01	0.01	0.01

Net asset value, end of year	$46.43	$38.81	$31.97	$22.80	$18.83

Total Investment Return
Total return	38.89%[4,5]	25.24%[4,6]	40.58%[4,7]	21.18%[4,8]	29.51%[4,8]

Ratios/Supplemental Data
Net assets, end of year (000)	$102,624	$91,605	$73,946	$45,167	$31,454
Ratio of net expenses to average net assets	2.37%	2.43%	2.50%	2.65%	2.63%
Ratio of total expenses to average net assets (excluding waivers)	2.37%	2.43%	2.51%	2.72%	2.72%
Ratio of net investment income (loss) to average net assets	(0.10)%	(0.22)%	0.68%	(0.94)%	(0.74)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.10)%	(0.22)%	0.67%	(1.00)%	(0.83)%
Portfolio turnover rate	77%	91%	86%	98%	72%

See accompanying notes to financial statements.

126	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (concluded) For a share Outstanding Throughout Each Period	International Opportunities Portfolio

	Investor C Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$38.78	$31.93	$22.80	$18.84	$14.54

Net investment income (loss)	(0.03)[2]	(0.04)[2]	0.212	(0.21)[2]	(0.11)
Gain on investments, foreign currency and options (both realized and unrealized)	13.71	7.93	9.01	4.18	4.40

Net increase from investment operations	13.68	7.89	9.22	3.97	4.29

Dividends and distributions from:
Net investment income	(0.29)	(0.29)	(0.10)	(0.02)	—
Net realized capital gains	(5.83)	(0.76)	—	—	—

Total dividends and distributions	(6.12)	(1.05)	(0.10)	(0.02)	—

Redemption fees added to paid-in capital	— [3]	0.01	0.01	0.01	0.01

Net asset value, end of year	$46.34	$38.78	$31.93	$22.80	$18.84

Total Investment Return
Total return[4]	38.91%[5]	25.33%[6]	40.60%[8]	21.12%[8]	29.57%[8]

Ratios/Supplemental Data
Net assets, end of year (000)	$255,980	$205,958	$130,138	$54,894	$26,912
Ratio of net expenses to average net assets	2.36%	2.37%	2.50%	2.65%	2.63%
Ratio of total expenses to average net assets (excluding waivers)	2.36%	2.37%	2.51%	2.72%	2.72%
Ratio of net investment income (loss) to average net assets	(0.08)%	(0.13)%	0.75%	(0.86)%	(0.71)%
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.08)%	(0.13)%	0.74%	(0.93)%	(0.80)%
Portfolio turnover rate	77%	91%	86%	98%	72%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Contingent deferred sales load not reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.03%.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.
[8]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.05%.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	127

Notes to Financial Statements

(A) Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As part of a reorganization that occurred on June 8, 2007, certain Portfolios of the Fund were merged into BlackRock Funds II. As of September 30, 2007, the Fund had 26 registered portfolios, 15 of which are included in these financial statements (the “Portfolios”). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as thirteen classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to such class, mostly due to differences in distribution and service fees.

The Legacy Portfolio of the Fund changed its name to the Capital Appreciation Portfolio during the period ended September 30, 2007.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by each Portfolio is as follows: investments traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; investments traded on a national securities exchange for which there were no sales on that day and investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices. Futures are valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such futures are traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time). Effective September 4, 2007, exchange traded options are valued at the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time) and previously were valued at the last sales price prior to 4:00 p.m. (Eastern Time). The amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor and/or sub-advisor under the supervision of the Board of Trustees (the “Board”) determines that such method does not represent fair value. Investments in open-end investment companies are valued at net asset value per share. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Portfolios’ valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof.

When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

The Fund is not obligated for costs associated with the registration of restricted securities.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolios’ financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolios’ financial statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid at least annually by the Portfolios. Net realized capital gains, if any, are distributed at least annually.

Foreign Currency Translation — The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases:

(I)	Market value of investment securities, assets and liabilities at the current rate of exchange.

(II)	Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

128	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

(III)	The Portfolios do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Portfolios report certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Foreign Currency Contracts — Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or Portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolios’ investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The aggregate principal amounts of the contracts are not recorded as the Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2007, the Portfolios areobligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain (Loss)
Global Science & Technology Opportunities
10/02/07	80,000	Brazil Real	$43,478	$43,624	$(146)
10/17/07	217,563,968	Japanese Yen	1,808,495	1,898,620	(90,125)
10/17/07	4,225,000	Hong Kong Dollar	541,870	543,420	(1,550)
10/17/07	399,000	Singapore Dollar	265,489	268,981	(3,492)
10/17/07	1,362,000	Euro	1,883,312	1,943,118	(59,806)
10/17/07	303,000	Swiss Franc	253,496	260,648	(7,152)
10/17/07	338,423	British Pound	686,177	692,123	(5,946)
10/24/07	1,100,000	Malaysian Dollar	321,637	323,174	(1,537)
10/24/07	1,298,330,000	Korean Won	1,422,671	1,420,041	2,630
10/24/07	13,285,000	Indian Rupee	327,056	333,251	(6,195)
10/24/07	32,000,000	Taiwan Dollar	983,919	983,939	(20)

			$8,537,600	$8,710,939	$(173,339)

Settlement Date	Currency Amount	Currency Purchased	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain
Global Science & Technology Opportunities
10/02/07	80,000	Brazil Real	$40,056	$43,625	$3,569
10/15/07	19,915,000	Japanese Yen	164,993	173,749	8,756
10/17/07	83,315,000	Japanese Yen	723,743	727,067	3,324
10/17/07	165,000	Australian Dollar	139,000	146,288	7,288
10/17/07	185,000	Euro	256,624	263,933	7,309
10/17/07	2,000	British Pound	4,059	4,090	31
11/05/07	80,000	Brazil Real	43,297	43,457	160

			$1,371,772	$1,402,209	$30,437

ANNUAL REPORT	SEPTEMBER 30, 2007	129

Notes to Financial Statements (continued)

Settlement Date	Currency Amount	Currency Purchased	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain (Loss)
Global Resources
10/01/07	254,000	Canadian Dollar	$253,522	$255,366	$1,844
10/02/07	179,000	Canadian Dollar	180,064	179,963	(101)

			$433,586	$435,329	$1,743

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Loss
All-Cap Global Resources
10/02/07	1,442,000	Canadian Dollar	$1,447,505	$1,449,756	$(2,251)

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Loss
Health Sciences Opportunities
10/17/07	9,385,500	Euro	$12,850,050	$13,389,965	$(539,915)
10/17/07	75,701,500	Swiss Franc	63,333,484	65,120,309	(1,786,825)

			$76,183,534	$78,510,274	$(2,326,740)

Settlement Date	Currency Amount	Currency Purchased	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain
Health Sciences Opportunities
10/17/07	32,341,000	Swiss Franc	$27,147,369	$27,820,531	$673,162

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain (Loss)
Global Opportunities
10/02/07	555,000	Brazil Real	$301,630	$302,645	$(1,015)
10/02/07	231,000	Swiss Franc	198,045	198,411	(366)
10/17/07	1,719,100	Canadian Dollar	1,645,370	1,728,716	(83,346)
10/17/07	118,150	Norwegian Krone	20,392	21,912	(1,520)
10/17/07	556,486,570	Japanese Yen	4,660,615	4,856,302	(195,687)
10/17/07	8,755,276	Swedish Krona	1,324,020	1,359,516	(35,496)
10/17/07	13,272,000	Hong Kong Dollar	1,702,430	1,707,047	(4,617)
10/17/07	484,500	Singapore Dollar	322,380	326,620	(4,240)
10/17/07	1,200,000	Euro	1,622,045	1,711,998	(89,953)
10/17/07	313,759	Swiss Franc	262,497	269,903	(7,406)
10/24/07	2,165,000	Malaysian Dollar	633,041	636,067	(3,026)
10/24/07	200,000,000	Korean Won	219,154	218,749	405

			$12,911,619	$13,337,886	$(426,267)

130	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Settlement Date	Currency Amount	Currency Purchased	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain
Global Opportunities
10/02/07	555,000	Brazil Real	$277,889	$302,646	$24,757
10/15/07	39,310,000	Japanese Yen	325,678	342,961	17,283
10/17/07	3,298,600	Australian Dollar	2,859,647	2,924,525	64,878
10/17/07	1,264,000	Canadian Dollar	1,246,433	1,271,069	24,636
10/17/07	2,000,000	Denmark Krone	371,355	382,742	11,387
10/17/07	537,659,000	Japanese Yen	4,626,649	4,691,999	65,350
10/17/07	2,149,000	Swedish Krona	324,362	333,696	9,334
10/17/07	5,148,500	Euro	7,128,897	7,345,184	216,287
10/17/07	231,000	Swiss Franc	198,281	198,712	431
10/17/07	3,403,732	British Pound	6,902,312	6,961,130	58,818
10/17/07	2,463,555	South African Rand	349,770	356,607	6,837
10/17/07	1,000,472	Poland Zloty	367,712	378,658	10,946
10/24/07	16,000,000	Taiwan Dollar	491,960	491,970	10
11/05/07	555,000	Brazil Real	300,373	301,486	1,113

			$25,771,318	$26,283,385	$512,067

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain (Loss)
International Opportunities
10/02/07	19,318,500	Brazil Real	$10,499,185	$10,534,530	$(35,345)
10/02/07	9,908,000	Swiss Franc	8,494,513	8,510,200	(15,687)
10/17/07	35,469,050	Canadian Dollar	33,873,516	35,667,436	(1,793,920)
10/17/07	328,447,524	Norwegian Krone	56,670,782	60,913,423	(4,242,641)
10/17/07	21,079,156,107	Japanese Yen	174,718,262	183,951,865	(9,233,603)
10/17/07	24,709,365	Swedish Krona	3,736,684	3,836,862	(100,178)
10/17/07	110,343,000	Hong Kong Dollar	14,153,629	14,192,333	(38,704)
10/17/07	6,375,000	Singapore Dollar	4,241,836	4,297,622	(55,786)
10/17/07	26,381,000	Euro	36,309,615	37,636,848	(1,327,233)
10/17/07	24,245,000	Swiss Franc	20,133,532	20,856,151	(722,619)
10/17/07	7,376,500	British Pound	14,719,100	15,086,021	(366,921)
10/24/07	138,885,000	Malaysian Dollar	40,609,649	40,803,765	(194,116)
10/24/07	18,307,585,000	Korean Won	20,060,908	20,023,827	37,081

			$438,221,211	$456,310,883	$(18,089,672)

ANNUAL REPORT	SEPTEMBER 30, 2007	131

Notes to Financial Statements (continued)

Settlement Date	Currency Amount	Currency Purchased	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain (Loss)
International Opportunities
10/01/07	14,405,000	Norwegian Krone	$2,617,309	$2,671,922	$54,613
10/01/07	2,092,000	Euro	2,954,589	2,983,074	28,485
10/02/07	19,318,500	Brazil Real	9,672,792	10,534,530	861,738
10/02/07	3,006,000	Australian Dollar	2,643,476	2,667,376	23,900
10/03/07	2,459,000	Australian Dollar	2,162,116	2,181,996	19,880
10/03/07	11,254,000	Hong Kong Dollar	1,448,783	1,447,674	(1,109)
10/15/07	1,389,171,977	Japanese Yen	11,509,105	12,119,858	610,753
10/17/07	60,067,300	Australian Dollar	51,485,547	53,255,425	1,769,878
10/17/07	41,499,050	Canadian Dollar	39,786,240	41,731,163	1,944,923
10/17/07	65,405,000	Denmark Krone	12,144,228	12,516,628	372,400
10/17/07	11,576,764,000	Japanese Yen	100,914,821	101,027,162	112,341
10/17/07	30,009,000	Swedish Krona	4,529,450	4,659,788	130,338
10/17/07	140,617,100	Euro	194,030,038	200,613,493	6,583,455
10/17/07	84,270,053	Swiss Franc	70,801,543	72,491,191	1,689,648
10/17/07	23,404,810	British Pound	47,463,120	47,866,259	403,139
10/17/07	60,526,165	South African Rand	8,593,363	8,761,329	167,966
10/17/07	45,469,808	Poland Zloty	16,711,926	17,209,387	497,461
11/05/07	19,318,500	Brazil Real	10,455,431	10,494,166	38,735

			$589,923,877	$605,232,421	$15,308,544

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method, generally high cost, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date.

Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by a Portfolio may be inhibited.

Preferred Stock — The Portfolios may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Repurchase Agreements — Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of Portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolios’ custodian or an authorized securities depository.

Futures Transactions — The Portfolios use futures and options on futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use these instruments for leverage. These futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as cumulative unrealized gains

132	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolios could lose more than the original margin deposit required to initiate a futures transaction.

Option Puts and Calls — The Portfolios may write (sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. The primary risks associated with the use of options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the option; (b) losses caused by unanticipated market movements, which are potentially unlimited; (c) the investment advisor’s or sub advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (d) the possibility that the counterparty will default in the performance of its obligations.

Written option transactions entered into during the period ended September 30, 2007, are summarized as follows:

Mid Cap Value
	Number of Contracts	Premium
Balance at 09/30/06	—	$—
Written	(16,670)	(1,396,752)
Expired	10,675	574,425
Closed	5,095	727,628

Balance at 09/30/07	(900)	$(94,699)

Global Resources
	Number of Contracts	Premium
Balance at 09/30/06	—	$—
Written	(106,005,000)	(1,609,423)
Expired	37,000,000	736,300
Closed	—	—

Balance at 09/30/07	(69,005,000)	$(873,123)

All-Cap Global Resources
	Number of Contracts	Premium
Balance at 09/30/06	—	$—
Written	(9,000,000)	(179,100)
Expired	9,000,000	179,100
Closed	—	—

Balance at 09/30/07	—	$—

Health Sciences Opportunities
	Number of Contracts	Premium
Balance at 09/30/06	(5,532)	$(467,366)
Written	(18,426)	(2,236,903)
Expired	18,567	1,990,768
Closed	5,391	713,501

Balance at 09/30/07	—	$—

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences should be immaterial.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are pro-rated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (“BlackRock”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment advisor to the Portfolios. BlackRock Financial Management, Inc. (“BFM”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as the sub-advisor for a portion of the assets of Global Opportunities Portfolio. BlackRock International, Ltd. (“BIL”), an indirect wholly-owned subsidiary of BlackRock, serves as the sub-advisor for International Opportunities Portfolio. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

ANNUAL REPORT	SEPTEMBER 30, 2007	133

Notes to Financial Statements (continued)

For its advisory services, BlackRock is entitled to receive fees at the following annual rates, computed daily and payable monthly, based on each Portfolio’s average daily net assets:

Average Daily Net Assets	first $1 billion	$1 billion - $2 billion	$2 billion - $3 billion	greater than $3 billion
Small Cap Value Equity and Small Cap Growth Equity	0.550%	0.500%	0.475%	0.450%
Mid-Cap Value Equity and Mid-Cap Growth Equity	0.800	0.700	0.650	0.625
U.S. Opportunities	1.100	1.050	1.025	1.000
Global Science & Technology Opportunities and Global Opportunities	0.900	0.850	0.800	0.750
Small/Mid-Cap Growth Equity, Global Resources, All-Cap Global Resources and Health Sciences Opportunities	0.750	0.700	0.675	0.650
Capital Appreciation	0.650	0.600	0.575	0.550
Aurora	0.850	0.800	0.750	0.700
International Opportunities	1.000	0.950	0.900	0.850

Small Cap Core Equity Portfolio pays an advisory fee at an annual rate of 1.00% of average net assets.

BlackRock pays BIL and BFM fees for their sub-advisory services.

PFPC Trust Company, (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million, and 0.004% in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC, Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Shares of each class of each Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Pursuant to written agreements, certain affiliates provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the period ended September 30, 2007, the Portfolios paid the following fees in return for these services:

Capital Appreciation	$24,499
Mid-Cap Value Equity	306,849
Mid-Cap Growth Equity	111,983
Aurora	813,263
Small/Mid-Cap Growth Equity	239,738
Small Cap Value Equity	39,618
Small Cap Core Equity	43,726
Small Cap Growth Equity	471,457
Global Science & Technology Opportunities	45,839
Global Resources	94,648
All-Cap Global Resources	102,625
Health Sciences Opportunities	294,823
U.S. Opportunities	117,506
Global Opportunities	17,078
International Opportunities	263,131

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% in excess of $1 billion of each Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

Pursuant to the Fund’s Plan of Distribution, (“Plan”), the Fund may pay BlackRock Distributors, Inc. (“BDI”) and/or BlackRock or any other affiliate of PNC and Merrill Lynch, fees for distribution and sales support services. Currently, only Investor B, B1, B2, C, C1, C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) fees for the provision of personal services to shareholders. Currently, only Service, Hilliard Lyons, Investor A, A1, B, B1, B2, C, C1, C2 and R Shares bear the expense of service fees under the Plan.

134	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class Specific Fee Arrangement

Portfolio	Share Classes
	BlackRock		Institutional		Service		Investor A		Investor B		Investor C		R
	Contractual Fees (1)	Actual Fees	Contractual Fees	Actual Fees	Contractual Fees (1)	Actual Fees	Contractual Fees (1)	Actual Fees	Contractual Fees (2)	Actual Fees	Contractual Fees (2)	Actual Fees	Contractual Fees (3)	Actual Fees
Capital Appreciation	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Mid-Cap Value Equity	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Mid-Cap Growth Equity	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%
Aurora	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%
Small/Mid-Cap Growth Equity	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%
Small Cap Value Equity	0.25%	0.25%	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Small Cap Core Equity	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Small Cap Growth Equity	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Global Science & Technology Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Global Resources	N/A	N/A	None	None	N/A	N/A	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
All-Cap Global Resources	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Health Sciences Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
U.S. Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Global Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
International Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A

(1) — the maximum annual contractual fees are comprised of a 0.25% service fee.

(2) — the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.

(3) — the maximum annual contractual fees are comprised of a 0.25% distribution fee and a 0.25% service fee.

ANNUAL REPORT	SEPTEMBER 30, 2007	135

Notes to Financial Statements (continued)

For the period ended September 30, 2007, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Capital Appreciation	$116,314
Mid-Cap Value Equity	943,291
Mid-Cap Growth Equity	187,434
Aurora	1,762,630
Small/Mid-Cap Growth Equity	154,507
Small Cap Value Equity	79,015
Small Cap Core Equity	165,459
Small Cap Growth Equity	201,853
Global Science & Technology Opportunities	$51,711
Global Resources	777,155
All-Cap Global Resources	534,483
Health Sciences Opportunities	1,922,870
U.S. Opportunities	355,357
Global Opportunities	59,620
International Opportunities	1,177,756

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period ended September 30, 2007, the following amounts have been accrued by each Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Call Center	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$2,947	$12	$45,194	$32,274	$3,052	$—	$83,479
Mid-Cap Value Equity	—	6,430	212	136,598	48,917	32,984	—	225,141
Mid-Cap Growth Equity	—	2,881	103	151,089	32,068	6,152	6	192,299
Aurora	—	4,443	24	205,835	121,775	62,927	18	395,022
Small/Mid-Cap Growth Equity	—	914	21	48,174	14,704	4,527	15	68,355
Small Cap Value Equity	95	1,177	192	4,004	1,830	824	—	8,122
Small Cap Core Equity	—	2,400	487	12,035	2,590	7,685	—	25,197
Small Cap Growth Equity	—	11,276	1,357	40,045	3,527	7,697	—	63,902
Global Science & Technology
Opportunities	—	521	70	5,459	3,910	2,664	—	12,624
Global Resources	—	1,849	—	74,157	19,369	16,295	—	111,670
All-Cap Global Resources	—	8,198	1,291	75,998	19,854	36,336	—	141,677
Health Sciences Opportunities	—	9,717	1,366	142,798	35,758	52,545	—	242,184
U.S. Opportunities	—	4,351	1,026	50,192	12,099	12,804	—	80,472
Global Opportunities	—	1,098	13	7,441	2,371	2,525	—	13,448
International Opportunities	—	24,409	7,203	90,690	20,186	32,487	—	174,975

For the period ended September 30, 2007, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

Administration Fees	Share Classes
	Blackrock	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$14,128	$5	$29,229	$15,183	$3,884	$—	$62,429
Mid-Cap Value Equity	—	33,422	921	140,494	32,377	41,074	—	248,288
Mid-Cap Growth Equity	—	18,388	184	66,022	11,636	4,560	6	100,796
Aurora	—	39,980	4	199,815	75,022	62,328	55	377,204
Small/Mid-Cap Growth Equity	—	6,523	5	53,756	5,641	4,370	55	70,350
Small Cap Value Equity	1,229	8,551	715	7,181	1,537	1,064	—	20,277
Small Cap Core Equity	—	6,633	1,012	6,304	2,198	7,215	—	23,362
Small Cap Growth Equity	—	125,893	7,604	48,285	2,698	4,873	—	189,353
Global Science & Technology Opportunities	—	330	26	3,733	2,345	2,068	—	8,502
Global Resources	—	9,036	—	150,344	20,723	35,221	—	215,324
All-Cap Global Resources	—	115,016	678	72,102	12,107	41,292	—	241,195
Health Sciences Opportunities	—	35,750	1,482	134,128	21,872	77,139	—	270,371
U.S. Opportunities	—	22,192	2,921	39,703	9,572	16,090	—	90,478
Global Opportunities	—	5,528	9	7,577	1,575	3,467	—	18,156
International Opportunities	—	103,998	37,844	120,776	24,869	58,600	—	346,087

136	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Administration Fees Waived	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$9,863	$3	$3,817	$9,965	$—	$—	$23,648
Mid-Cap Value Equity	—	33,423	770	140,494	32,376	41,074	—	248,137
Mid-Cap Growth Equity	—	206	147	40,330	9,658	1,462	3	51,806
Aurora	—	6,805	4	81,473	63,366	52,209	3	203,860
Small/Mid-Cap Growth Equity	—	1,241	5	44,292	4,997	3,677	34	54,246
Small Cap Value Equity	342	—	229	—	1,347	11	—	1,929
Small Cap Core Equity	—	6,633	227	2,739	1,414	1,623	—	12,636
Small Cap Growth Equity	—	—	—	—	2,264	878	—	3,142
Global Science & Technology Opportunities	—	330	26	3,037	1,981	562	—	5,936
Global Resources	—	5,017	—	41,295	17,536	8,992	—	72,840
All-Cap Global Resources	—	13,565	395	15,173	12,107	30,255	—	71,495
Health Sciences Opportunities	—	—	68	1,534	7,916	7,301	—	16,819
U.S. Opportunities	—	22,192	264	8,825	8,092	5,016	—	44,389
Global Opportunities	—	1,455	7	5,937	1,257	2,297	—	10,953
International Opportunities	—	—	5,066	—	—	—	—	5,066

Transfer Agent Fees	Share Classes
	Blackrock	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$23,797	$111	$319,814	$221,247	$24,745	$—	$589,714
Mid-Cap Value Equity	—	143,484	1,014	1,135,657	349,626	413,549	—	2,043,330
Mid-Cap Growth Equity	—	65,957	792	1,021,644	229,751	62,722	38	1,380,904
Aurora	—	220,108	173	1,943,928	796,433	479,895	65	3,440,602
Small/Mid-Cap Growth Equity	—	116,683	151	505,230	104,740	51,342	838	778,984
Small Cap Value Equity	366	8,640	910	42,518	14,425	8,839	—	75,698
Small Cap Core Equity	—	28,591	2,544	68,855	25,714	78,075	—	203,779
Small Cap Growth Equity	—	468,604	12,896	288,269	31,967	70,514	—	872,250
Global Science & Technology Opportunities	—	4,031	498	47,824	37,868	22,714	—	112,935
Global Resources	—	54,050	—	856,772	130,610	138,728	—	1,180,160
All-Cap Global Resources	—	78,104	7,017	507,548	153,850	338,312	—	1,084,831
Health Sciences Opportunities	—	152,103	9,706	1,093,586	265,203	631,188	—	2,151,786
U.S. Opportunities	—	117,690	17,788	367,789	103,546	143,116	—	749,929
Global Opportunities	—	13,669	90	45,592	48,966	18,561	—	126,878
International Opportunities	—	228,966	217,866	776,421	175,757	381,693	—	1,780,703

Transfer Agent Fees Waived	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$2,295	$9	$—	$16,555	$—	$—	$18,859
Mid-Cap Value Equity	—	6,430	94	136,598	48,917	32,984	—	225,023
Mid-Cap Growth Equity	—	136	60	44,948	20,579	128	3	65,854
Aurora	—	1,869	24	40,604	78,773	35,994	2	157,266
Small/Mid-Cap Growth Equity	—	116	21	29,194	9,528	2,858	12	41,729
Small Cap Value Equity	20	—	40	—	1,238	—	—	1,298
Small Cap Core Equity	—	2,099	217	7,763	1,491	4,007	—	15,577
Small Cap Growth Equity	—	—	—	—	2,158	4,001	—	6,159
Global Science & Technology Opportunities	—	373	60	2,953	2,384	169	—	5,939
Global Resources	—	812	—	5,448	11,445	767	—	18,472
All-Cap Global Resources	—	1,195	826	28,628	19,854	28,260	—	78,763
Health Sciences Opportunities	—	—	273	—	8,213	—	—	8,486
U.S. Opportunities	—	4,350	188	33,952	6,740	7,858	—	53,088
Global Opportunities	—	417	9	3,685	1,159	1,082	—	6,352
International Opportunities	—	—	3,204	—	—	—	—	3,204

ANNUAL REPORT	SEPTEMBER 30, 2007	137

Notes to Financial Statements (continued)

Transfer Agent Fees Reimbursed	Share Classes
	Blackrock	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$15,457	$33	$—	$9,786	$—	$—	$25,276
Mid-Cap Value Equity	—	111,814	646	604,468	217,705	272,800	—	1,207,433
Mid-Cap Growth Equity	—	188	544	1,429	64,699	7	3	66,870
Aurora	—	144,015	107	—	96,421	11,413	8	251,964
Small/Mid-Cap Growth Equity	—	85,477	88	271,631	55,687	20,977	505	434,365
Small Cap Value Equity	57	—	55	—	6,434	—	—	6,546
Small Cap Core Equity	—	13,677	273	5,207	2,441	12,567	—	34,165
Small Cap Growth Equity	—	—	—	—	7,141	3,871	—	11,012
Global Science & Technology Opportunities	—	3,420	279	22,351	20,128	476	—	46,654
Global Resources	—	7,094	—	6,145	13,877	786	—	27,902
All-Cap Global Resources	—	142	1,383	36,227	62,100	78,918	—	178,770
Health Sciences Opportunities	—	—	851	14,340	4,809	5,928	—	25,928
U.S. Opportunities	—	113,234	2,961	34,401	23,865	25,657	—	200,118
Global Opportunities	—	3,077	74	21,622	43,492	4,820	—	73,085
International Opportunities	—	—	5,684	—	—	—	—	5,684

Shareholder Servicing Fees	Share Classes
	BlackRock	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$54	$289,169	$151,504	$38,840	$—	$479,567
Mid-Cap Value Equity	—	9,211	1,501,814	322,884	410,692	—	2,244,601
Mid-Cap Growth Equity	—	1,824	657,532	114,878	45,527	57	819,818
Aurora	—	44	2,607,526	749,192	622,694	558	3,980,014
Small/Mid-Cap Growth Equity	—	54	537,071	55,735	43,689	558	637,107
Small Cap Value Equity	12,295	7,153	71,751	15,367	10,635	—	117,201
Small Cap Core Equity	—	10,125	63,033	21,976	72,107	—	167,241
Small Cap Growth Equity	—	76,037	482,593	26,978	48,727	—	634,335
Global Science & Technology Opportunities	—	261	37,261	23,439	20,684	—	81,645
Global Resources	—	—	1,669,468	207,063	351,988	—	2,228,519
All-Cap Global Resources	—	6,781	720,600	120,783	412,894	—	1,261,058
Health Sciences Opportunities	—	14,615	1,418,176	218,211	771,282	—	2,422,284
U.S. Opportunities	—	29,214	396,058	95,632	160,803	—	681,707
Global Opportunities	—	86	75,736	15,748	34,670	—	126,240
International Opportunities	—	378,382	1,218,357	248,621	585,934	—	2,431,294

Distribution Fees	Share Classes
	Investor B	Investor C	R	Total
Capital Appreciation	$455,502	$116,520	$—	$572,022
Mid-Cap Value Equity	971,294	1,231,428	—	2,202,722
Mid-Cap Growth Equity	349,071	136,449	57	485,577
Aurora	2,250,059	1,868,732	558	4,119,349
Small/Mid-Cap Growth Equity	169,216	131,068	558	300,842
Small Cap Value Equity	46,100	31,906	—	78,006
Small Cap Core Equity	65,933	216,322	—	282,255
Small Cap Growth Equity	80,947	146,180	—	227,127
Global Science & Technology Opportunities	70,355	62,053	—	132,408
Global Resources	621,607	1,056,223	—	1,677,830
All-Cap Global Resources	363,199	1,238,704	—	1,601,903
Health Sciences Opportunities	656,138	2,313,947	—	2,970,085
U.S. Opportunities	287,157	482,409	—	769,566
Global Opportunities	47,243	104,011	—	151,254
International Opportunities	746,066	1,757,795	—	2,503,861

138	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board. The current expense limitation as a percentage of net assets are as follows:

	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	R
Capital Appreciation	N/A	0.70%[1]	1.35%[2]	1.35%	2.10%	2.10%	N/A
Mid-Cap Value Equity	N/A	0.94%[1]	1.25%	1.25%	2.00%	2.00%	N/A
Mid-Cap Growth Equity	N/A	1.23%	1.53%	1.58%	2.33%	2.33%	1.60%
Aurora	N/A	1.05%[1]	1.44%[2]	1.44%	2.19%	2.19%	1.60%
Small/Mid-Cap Growth Equity	N/A	1.10%	1.35%[2]	1.35%	2.10%	2.10%	1.63%
Small Cap Value Equity	1.10%	0.97%	1.27%	1.44%	2.19%	2.19%	N/A
Small Cap Core Equity	N/A	1.30%	1.60%	1.77%	2.52%	2.52%	N/A
Small Cap Growth Equity	N/A	0.99%	1.29%	1.46%	2.21%	2.21%	N/A
Global Science & Technology Opportunities	N/A	1.35%	1.73%	1.75%	2.65%	2.65%	N/A
Global Resources	N/A	1.04%	1.34%[2]	1.34%	2.04%	2.04%	N/A
All-Cap Global Resources	N/A	0.93%[1]	1.34%	1.34%	2.04%	2.04%	N/A
Health Sciences Opportunities	N/A	1.25%	1.55%	1.55%	2.25%	2.25%	N/A
U.S. Opportunities	N/A	1.00%[1]	1.60%	1.60%	2.25%	2.25%	N/A
Global Opportunities	N/A	1.35%	1.65%[2]	1.65%	2.40%	2.40%	N/A
International Opportunities	N/A	1.45%	1.75%	1.92%	2.67%	2.67%	N/A

[1]

Prior to February 1, 2007, BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses, in order to limit expenses to 1.10%, 1.00%, 1.10%, 1.04%, and 1.09% for the Institutional share classes of Capital Appreciation, Mid-Cap Value Equity, Aurora, All-Cap Global Resources, and U.S. Opportunities, respectively.

[2]	There were no shares outstanding as of September 30, 2007.

If operating expenses within two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board approved the payments to BlackRock at the previous quarterly meeting.

Pursuant to terms of a reorganization of certain State Street Research Funds on January 31, 2005, fees waived by BlackRock through February 1, 2007, on the Institutional, Investor A, Investor B and Investor C Share classes of the Capital Appreciation, Mid-Cap Value Equity, Mid-Cap Growth Equity, Aurora, Small/Mid-Cap Growth Equity, Global Resources and Health Sciences Opportunities are not subject to future recoupment by BlackRock.

At September 30, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31, 2008	Expiring January 31, 2009	Expiring January 31, 2010	Total Waivers Subject to Reimbursement
Capital Appreciation	$—	$—	$144,414	$144,414
Mid-Cap Value Equity	—	—	1,245,954	1,245,954
Mid Cap Growth Equity	—	—	132,840	132,840
Aurora	—	—	404,408	404,408
Small/Mid Cap Growth Equity	—	—	354,563	354,563
Small Cap Value Equity	24,977	15,969	6,995	47,941
Small Cap Core Equity	73,554	45,835	51,361	170,750
Small Cap Growth Equity	—	28,413	16,152	44,565
Global Science & Technology Opportunities	95,323	109,289	102,906	307,518
Global Resources	—	—	46,555	46,555
All Cap Global Resources	303,884	131,783	255,368	691,035
Health Sciences Opportunities	—	—	18,972	18,972
U.S. Opportunities	8,580	427,587	812,131	1,248,298
Global Opportunities	—	263,545	51,403	314,948
International Opportunities	81,759	—	13,266	95,025

ANNUAL REPORT	SEPTEMBER 30, 2007	139

Notes to Financial Statements (continued)

The following waivers previously recorded by the Portfolios, which were subject to recoupment by BlackRock expired on January 31, 2007:

Small Cap Value Equity	$25,127
Small Cap Core Equity	52,283
Small Cap Growth Equity	6,742
U.S. Opportunities	15,890
Global Science & Technology Opportunities	71,419
International Opportunities	185,626

For the period ended September 30, 2007, Merrill Lynch, through their affiliated broker dealer, Merrill Lynch, Pierce, Fenner & Smith Inc. (“MLPF&S”), earned commissions on transactions of securities as follows:

Commission Amount
Capital Appreciation	$2,878
Mid-Cap Value	42,816
Mid-Cap Growth	7,956
Aurora	7,867
Small/Mid-Cap Growth Equity	1,100
Small Cap Value	34
Small Cap Core	730
Small Cap Growth	2,511
Global Science & Technology Opportunities	508
Global Resources	31,892
All-Cap Global Resources	19,753
Health Sciences Opportunities	57,337
U.S. Opportunities	10,633
Global Opportunities	1,967
International Opportunities	16,702

For the period ended September 30, 2007, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Class as follows:

Capital Appreciation	$4,956
Mid-Cap Value	74,260
Mid-Cap Growth	6,319
Aurora	36,891
Small/Mid-Cap Growth Equity	5,960
Small Cap Value	1,590
Small Cap Core	23,508
Small Cap Growth	23,675
Global Science & Technology Opportunities	7,590
Global Resources	26,660
All-Cap Global Resources	126,372
Health Sciences Opportunities	484,730
U.S. Opportunities	95,693
Global Opportunities	48,749
International Opportunities	36,812

For the period ended September 30, 2007, affiliates received the following contingent deferred sales charges relating to transactions in Investor A Class, Investor B Class and Investor C Class:

	Investor A Class	Investor B Class	Investor C Class
Capital Appreciation	$—	$53,566	$938
Mid-Cap Value	316	136,552	18,376
Mid-Cap Growth	12	71,215	685
Aurora	251	441,301	13,757
Small/Mid-Cap Growth Equity	16	27,038	1,734
Small Cap Value	—	11,011	225
Small Cap Core	—	15,211	6,214
Small Cap Growth	124	15,308	6,635
Global Science & Technology Opportunities	1,833	30,565	1,854
Global Resources	1,201	80,749	9,655
All-Cap Global Resources	13,145	162,280	68,860
Health Sciences Opportunities	108,340	154,912	95,667
U.S. Opportunities	5,579	34,797	16,278
Global Opportunities	1,053	12,298	8,427
International Opportunities	455	115,981	16,564

140	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

For the period ended September 30, 2007, short term investments in companies considered to be affiliates of the Portfolios were as follows:

	Affiliated Investments	Net Activity	Market Value of affiliates at September 30, 2007
Capital Appreciation	Institutional Money Market Trust	$(25,161,728)	$—
	Merrill Lynch, Floating Rate Notes	(227,678)	—
Mid-Cap Value Equity	Institutional Money Market Trust	(162,884,898)	—
	Merrill Lynch, Floating Rate Notes	(424,201)	—
Mid-Cap Growth Equity	Institutional Money Market Trust	(68,509,492)	—
	Merrill Lynch, Floating Rate Notes	(183,712)	—
Aurora	Institutional Money Market Trust	(355,029,584)	—
	Merrill Lynch, Floating Rate Notes	(14,226,066)	—
Small/Mid-Cap Growth Equity	Institutional Money Market Trust	(39,663,342)	—
	Merrill Lynch, Floating Rate Notes	(4,025,229)	—
Small Cap Value Equity	Institutional Money Market Trust	(9,034,885)	—
	Merrill Lynch, Floating Rate Notes	(3,505,782)	—
Small Cap Core Equity	Institutional Money Market Trust	(12,206,422)	—
	Merrill Lynch, Floating Rate Notes	(1,791,425)	—
Small Cap Growth Equity	Institutional Money Market Trust	(74,057,168)	—
	Merrill Lynch, Floating Rate Notes	(3,066,581)	—
Global Science & Technology Opportunities	Institutional Money Market Trust	(4,644,350)	—
Global Resources	Institutional Money Market Trust	(130,892,850)	—
All-Cap Global Resources	Institutional Money Market Trust	(111,388,049)	—
Health Sciences Opportunities	Institutional Money Market Trust	(106,151,353)	—
	Merrill Lynch, Floating Rate Notes	(7,342,948)	—
U.S. Opportunities	Institutional Money Market Trust	(29,746,401)	—
	Merrill Lynch, Floating Rate Notes	(623,458)	—

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the period ended September 30, 2007 is as follows:

Capital Appreciation	$19,245
Mid-Cap Value Equity	49,628
Mid-Cap Growth Equity	44,927
Aurora	94,212
Small/Mid-Cap Growth Equity	15,722
Small Cap Value Equity	1,762
Small Cap Core Equity	5,587
Small Cap Growth Equity	12,930
Global Science & Technology Opportunities	2,911
Global Resources	23,588
All-Cap Global Resources	30,883
Health Sciences	51,157
U.S. Opportunities	17,524
Global Opportunities	3,208
International Opportunities	37,850

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly.”

Through agreements with PTC and BlackRock Investment Management, LLC (“BIML”), the Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral equal to at least 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral equal to at least 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by PTC. PTC has hired BlackRock Capital Management, Inc. (“BCM”), an indirect wholly-owned subsidiary of BlackRock, Inc., and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. PTC and BIML may invest such collateral in short-term investments, including the Institutional Money Market Trust (the “Trust”), an affiliate of the Fund, a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. The securities lending income included in the accompanying Statements of Operations is principally derived from investments in the Trust and accordingly represents income earned from an affiliate. BCM serves as investment advisor to the Trust but receives no fees from the Trust for these services. Administrative and accounting services for the Trust are provided by PFPC, an indirect wholly-owned subsidiary of PNC. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust’s average daily net assets. As of September 30, 2007, there were no securities on loan.

In September 2007, the Mid-Cap Value Equity Portfolio was part of a settlement stemming from an investment which the Portfolio paid back dividends received of $4,176, which is reflected as a reduction of dividend income on the Statement of Operations.

ANNUAL REPORT	SEPTEMBER 30, 2007	141

Notes to Financial Statements (continued)

(D) Purchases and Sales of Securities

For the period ended September 30, 2007, purchases and sales of securities, excluding short-term investments and U.S. government securities, were as follows:

	Purchases	Sales
Capital Appreciation	$240,163,946	$279,673,744
Mid-Cap Value Equity	2,023,455,779	1,991,885,295
Mid-Cap Growth Equity	209,982,020	299,560,044
Aurora	2,312,637,330	2,963,768,885
Small/Mid-Cap Growth Equity	211,029,526	259,756,583
Small Cap Value Equity	85,116,806	107,145,004
Small Cap Core Equity	105,654,404	94,352,094
Small Cap Growth Equity	612,997,043	596,256,225
Global Science & Technology Opportunities	32,291,051	30,570,813

Global Resources	$135,142,895	$359,889,718
All-Cap Global Resources	369,328,565	291,333,752
Health Sciences Opportunities	1,178,209,515	961,034,348
U.S. Opportunities	602,941,597	357,641,734
Global Opportunities	106,025,122	73,220,602
International Opportunities	1,026,592,405	1,085,812,810

For the year ended September 30, 2007, purchases and sales of U.S. government securities were as follows:

	Purchases	Sales
Mid Cap Value Equity	$26,987,444	$—
Aurora	28,981,037	7,997,718
Small Cap Growth Equity	73,945,641	—
Health Sciences Opportunities	30,981,986	—
U.S Opportunities	21,190,838	—

(E) Capital Shares

Transactions in capital shares for each period were as follows:

	Capital Appreciation
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	1,131,626	$18,579,733	103,422	$1,543,596
Service Class	1,391	20,000	—	—
Investor A Class	1,628,140	25,861,222	1,178,608	17,046,419
Investor B Class	64,995	949,613	259,852	3,526,712
Investor C Class	50,636	745,861	135,235	1,846,807
Shares redeemed:
Institutional Class	(457,378)	(7,448,295)	(548,331)	(8,119,219)
Service Class	(1,399)	(24,569)	—	—
Investor A Class	(1,927,401)	(30,114,884)	(2,090,771)	(29,980,190)
Investor B Class	(2,354,951)	(34,680,383)	(1,562,189)	(21,049,634)
Investor C Class	(383,786)	(5,565,387)	(451,571)	(6,083,855)

Net decrease	(2,248,127)	$(31,677,089)	(2,975,745)	$(41,269,364)

	Mid-Cap Value Equity
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	10,083,439	$141,522,808	3,213,278	$41,875,922
Service Class	75,815	1,035,731	185,350	2,335,072
Investor A Class	14,509,450	200,736,983	12,272,961	158,315,160
Investor B Class	742,774	9,476,342	1,002,084	12,027,303
Investor C Class	3,766,671	48,195,337	4,280,074	51,452,801
Shares issued in reinvestment of dividends:
Institutional Class	740,473	9,803,964	354,706	4,434,546
Service Class	32,447	424,084	8,444	104,415
Investor A Class	5,006,059	64,778,402	3,346,989	41,006,775
Investor B Class	1,293,371	15,546,349	1,027,447	11,775,067
Investor C Class	1,484,811	17,817,698	566,928	6,496,802
Shares redeemed:
Institutional Class	(7,315,208)	(104,074,320)	(1,559,931)	(20,504,579)
Service Class	(77,533)	(1,073,163)	(27,153)	(351,850)
Investor A Class	(10,859,028)	(149,907,994)	(15,480,393)	(201,283,167)
Investor B Class	(2,723,052)	(34,782,138)	(2,414,232)	(29,121,184)
Investor C Class	(2,810,110)	(35,915,929)	(1,942,014)	(23,401,240)

Net increase	13,950,379	$183,584,154	4,834,538	$55,161,843

142	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

	Mid-Cap Growth Equity
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	4,509,440	$55,588,735	2,634,721	$28,581,905
Service Class	9,667	160,097	4,756	48,535
Investor A Class	1,016,721	11,492,570	1,087,808	11,107,763
Investor B Class	173,450	1,754,126	320,643	2,995,673
Investor C Class	252,108	2,678,468	161,409	1,521,274
R Class	2,038	20,225
Shares issued in reinvestment of dividends:
Institutional Class	—	—	77,713	837,748
Service Class	—	—	1,355	14,062
Investor A Class	—	—	346,654	3,508,100
Investor B Class	—	—	77,933	720,853
Investor C Class	—	—	18,560	171,675
Shares redeemed:
Institutional Class	(5,925,671)	(72,232,265)	(2,915,427)	(31,182,229)
Service Class	(28,136)	(320,512)	(45,158)	(464,849)
Investor A Class	(4,915,575)	(54,782,162)	(5,238,300)	(52,960,358)
Investor B Class	(1,672,378)	(16,976,514)	(1,615,891)	(14,942,182)
Investor C Class	(452,352)	(4,558,838)	(500,179)	(4,617,870)
R Class	(22)	(227)	—	—

Net decrease	(7,030,710)	$(77,176,297)	(5,583,403)	$(54,659,900)

	Aurora
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	4,252,063	$131,119,757	2,181,474	$82,408,472
Service Class	932	30,052	—	—
Investor A Class	4,410,428	129,892,533	7,656,846	275,526,382
Investor B Class	293,125	7,330,857	797,244	25,185,220
Investor C Class	310,764	7,777,720	1,414,963	44,566,140
R Class	42,492	1,227,475	—	—
Shares issued in reinvestment of dividends:
Institutional Class	1,321,669	38,724,902	549,596	19,714,526
Service Class	2	68	1	28
Investor A Class	12,269,201	335,808,106	6,173,351	211,807,308
Investor B Class	4,483,647	103,348,590	2,040,811	62,652,768
Investor C Class	3,691,736	85,094,619	1,420,357	43,590,697
Shares redeemed:
Institutional Class	(4,204,960)	(136,807,815)	(2,428,417)	(91,571,978)
Service Class	(939)	(27,016)	—	—
Investor A Class	(19,963,549)	(591,165,011)	(20,587,258)	(747,313,710)
Investor B Class	(4,817,135)	(121,149,485)	(3,773,857)	(121,949,023)
Investor C Class	(4,294,158)	(110,299,769)	(4,419,884)	(142,503,269)
R Class	(2,724)	(76,971)	—	—

Net decrease	(2,207,406)	$(119,171,388)	(8,974,773)	$(337,886,439)

ANNUAL REPORT	SEPTEMBER 30, 2007	143

Notes to Financial Statements (continued)

	Small/Mid-Cap Growth Equity
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	385,438	$6,471,922	1,018,937	$16,187,362
Service Class	1,379	20,054	—	—
Investor A Class	3,942,077	64,669,736	3,949,172	58,782,643
Investor B Class	82,922	1,159,711	266,210	3,570,887
Investor C Class	160,361	2,222,906	195,181	2,592,128
R Class	64,832	1,060,326	—	—
Shares issued in reinvestment of dividends:
Institutional Class	73,069	1,155,953	26,107	393,687
Service Class	1	9	—	5
Investor A Class	728,615	10,907,333	518,710	7,453,855
Investor B Class	97,425	1,285,043	71,552	919,668
Investor C Class	74,172	980,547	47,164	607,472
Shares redeemed:
Institutional Class	(517,620)	(8,721,717)	(834,449)	(12,917,310)
Service Class	(1,388)	(23,933)	—	—
Investor A Class	(6,200,400)	(98,924,391)	(5,133,167)	(76,376,151)
Investor B Class	(543,911)	(7,591,746)	(487,441)	(6,429,666)
Investor C Class	(405,776)	(5,683,598)	(549,000)	(7,273,939)
R Class	(2,495)	(42,446)	—	—

Net decrease	(2,061,299)	$(31,054,291)	(911,024)	$(12,489,359)

	Small Cap Value Equity
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
BlackRock Class	2,313	$31,882	3,480	$47,059
Institutional Class	2,203,931	27,232,170	484,929	6,512,988
Service Class	108,832	1,308,950	163,344	2,037,944
Investor A Class	265,906	3,132,937	464,948	6,051,210
Investor B Class	14,373	144,073	98,355	1,099,478
Investor C Class	8,943	87,724	65,887	705,521
Shares issued in reinvestment of dividends:
BlackRock Class	83,414	980,112	74,714	941,217
Institutional Class	540,715	6,358,811	737,112	9,296,761
Service Class	73,115	840,090	54,708	676,907
Investor A Class	523,955	5,962,612	449,180	5,519,823
Investor B Class	168,042	1,599,759	171,281	1,826,243
Investor C Class	97,716	929,291	53,824	574,307
Shares redeemed:
BlackRock Class	(12)	(147)	(87,755)	(1,204,443)
Institutional Class	(3,086,826)	(37,936,509)	(3,058,992)	(40,807,724)
Service Class	(288,316)	(3,370,071)	(154,125)	(1,994,044)
Investor A Class	(673,211)	(7,906,070)	(928,616)	(11,933,530)
Investor B Class	(364,861)	(3,613,505)	(584,870)	(6,633,424)
Investor C Class	(136,195)	(1,391,808)	(191,946)	(2,203,612)

Net decrease	(458,166)	$(5,609,699)	(2,184,542)	$(29,487,319)

144	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

	Small Cap Core Equity
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	964,252	$20,076,507	962,602	$17,441,833
Service Class	107,584	2,177,427	151,133	2,772,327
Investor A Class	617,262	12,489,365	663,136	12,026,118
Investor B Class	78,050	1,537,875	224,150	3,948,701
Investor C Class	481,288	9,560,770	795,629	14,124,011
Shares issued in reinvestment of dividends:
Institutional Class	18,955	373,227	10,784	189,309
Service Class	1,116	21,864	139	2,445
Investor A Class	16,263	315,990	11,798	206,356
Investor B Class	7,039	133,515	5,310	91,384
Investor C Class	21,846	414,639	8,261	142,086
Shares redeemed:
Institutional Class	(700,937)	(14,155,104)	(383,939)	(7,008,007)
Service Class	(26,289)	(536,623)	(5,824)	(106,633)
Investor A Class	(387,759)	(7,814,097)	(213,243)	(3,849,291)
Investor B Class	(108,386)	(2,115,625)	(129,202)	(2,247,128)
Investor C Class	(352,132)	(6,879,684)	(342,913)	(5,973,971)

Net increase	738,152	$15,600,046	1,757,821	$31,759,540

	Small Cap Growth Equity
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	14,091,075	$316,995,355	6,995,701	$126,124,949
Service Class	1,037,036	22,144,111	279,605	4,917,125
Investor A Class	3,319,482	68,051,019	2,248,584	38,631,351
Investor B Class	90,371	1,638,463	54,870	853,710
Investor C Class	396,856	7,224,508	206,488	3,184,877
Shares redeemed:
Institutional Class	(11,425,758)	(257,326,360)	(5,579,805)	(103,865,354)
Service Class	(882,605)	(18,814,163)	(323,079)	(5,616,108)
Investor A Class	(4,535,038)	(95,253,392)	(2,353,634)	(39,960,020)
Investor B Class	(230,670)	(4,194,019)	(454,167)	(6,929,659)
Investor C Class	(253,979)	(4,646,373)	(288,874)	(4,455,656)

Net increase	1,606,770	$35,819,149	785,689	$12,885,215

	Global Science & Technology Opportunities
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	129,275	$1,015,022	283,924	$2,085,955
Service Class	5,656	45,500	16,013	118,000
Investor A Class	1,259,321	9,878,275	1,240,077	8,783,376
Investor B Class	121,861	885,132	364,893	2,403,697
Investor C Class	717,628	5,212,904	722,755	4,793,241
Shares redeemed:
Institutional Class	(144,018)	(1,121,471)	(236,871)	(1,618,064)
Service Class	(12,746)	(94,398)	(12,868)	(86,548)
Investor A Class	(647,942)	(4,889,399)	(879,748)	(5,971,557)
Investor B Class	(595,194)	(4,274,956)	(574,815)	(3,736,958)
Investor C Class	(512,221)	(3,661,546)	(197,015)	(1,262,280)

Net increase	321,620	$2,995,063	726,345	$5,508,862

ANNUAL REPORT	SEPTEMBER 30, 2007	145

Notes to Financial Statements (continued)

	Global Resources
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	107,709	$6,809,549	125,426	$9,480,375
Investor A Class	2,310,679	132,240,360	2,805,431	203,869,853
Investor B Class	131,472	6,263,188	155,046	9,885,340
Investor C Class	233,977	11,701,273	263,610	16,750,695
Shares issued in reinvestment of dividends:
Institutional Class	148,201	8,557,075	58,783	4,235,528
Investor A Class	3,358,743	180,834,342	1,272,119	86,955,389
Investor B Class	432,847	20,209,647	166,020	10,231,609
Investor C Class	828,192	38,643,668	254,651	15,678,954
Shares redeemed:
Institutional Class	(175,214)	(10,623,742)	(187,365)	(13,865,714)
Investor A Class	(4,582,767)	(258,498,908)	(5,086,765)	(352,064,763)
Investor B Class	(494,294)	(23,875,998)	(512,289)	(32,442,577)
Investor C Class	(765,173)	(38,702,220)	(878,642)	(55,277,641)

Net increase (decrease)	1,534,372	$73,558,234	(1,563,975)	$(96,562,952)

	All-Cap Global Resources
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	9,927,422	$155,386,527	32,459,027	$490,864,997
Service Class	85,700	1,364,577	276,359	3,943,563
Investor A Class	6,090,574	95,782,046	16,517,651	239,201,487
Investor B Class	502,744	7,975,803	2,419,586	34,350,830
Investor C Class	3,313,554	52,091,379	7,961,682	114,261,169
Shares issued in reinvestment of dividends:
Institutional Class	625,701	9,760,937	—	—
Service Class	3,489	54,010	—	—
Investor A Class	404,691	6,260,400	—	—
Investor B Class	73,581	1,123,569	—	—
Investor C Class	248,771	3,801,210	—	—
Shares redeemed:
Institutional Class	(4,082,144)	(64,114,699)	(14,861,469)	(234,128,581)
Service Class	(82,364)	(1,256,285)	(104,173)	(1,423,992)
Investor A Class	(6,456,013)	(99,358,821)	(4,949,505)	(69,313,833)
Investor B Class	(824,608)	(12,570,778)	(411,847)	(5,801,533)
Investor C Class	(2,571,436)	(39,014,751)	(1,542,800)	(21,486,408)

Net increase	7,259,662	$117,285,124	37,764,511	$550,467,699

146	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

	Health Sciences Opportunities
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	2,652,938	$73,240,733	3,858,683	$96,613,294
Service Class	146,215	4,003,506	177,925	4,475,234
Investor A Class	12,029,609	326,011,610	12,531,444	310,550,315
Investor B Class	701,810	18,093,155	1,639,182	38,973,834
Investor C Class	4,662,549	120,324,076	7,902,616	188,232,038
Shares issued in reinvestment of dividends:
Institutional Class	56,271	1,496,805	8,163	199,825
Service Class	2,584	67,612	128	3,100
Investor A Class	213,260	5,568,206	181,772	4,384,375
Investor B Class	42,992	1,073,488	48,340	1,126,824
Investor C Class	71,871	1,792,457	58,956	1,367,127
Shares redeemed:
Institutional Class	(1,322,913)	(36,368,909)	(845,278)	(21,029,329)
Service Class	(55,912)	(1,511,050)	(12,179)	(294,165)
Investor A Class	(5,702,448)	(154,261,812)	(3,566,951)	(87,666,145)
Investor B Class	(577,497)	(14,976,773)	(420,734)	(9,922,611)
Investor C Class	(2,210,886)	(56,979,482)	(1,246,939)	(29,316,086)

Net increase	10,710,443	$287,573,622	20,315,128	$497,697,630

	U.S. Opportunities
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	4,219,830	$140,879,893	543,506	$16,139,230
Service Class	1,237,974	42,170,871	44,418	1,295,817
Investor A Class	4,511,775	145,396,928	2,693,651	75,565,486
Investor B Class	279,440	8,308,268	336,081	8,865,001
Investor C Class	1,487,039	44,530,359	930,585	24,713,741
Shares redeemed:
Institutional Class	(659,811)	(22,390,949)	(86,557)	(2,453,101)
Service Class	(72,552)	(2,451,174)	(9,321)	(260,828)
Investor A Class	(1,514,144)	(48,692,644)	(525,599)	(14,330,174)
Investor B Class	(566,285)	(17,226,837)	(550,708)	(14,148,722)
Investor C Class	(306,488)	(9,229,010)	(320,607)	(8,262,577)

Net increase	8,616,778	$281,295,705	3,055,449	$87,123,873

ANNUAL REPORT	SEPTEMBER 30, 2007	147

Notes to Financial Statements (continued)

	Global Opportunities
	For the Year Ended September 30,		For the Period 1/31/06[1] through 9/30/06
	2007
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	2,617,422	$31,249,421	949,673	$9,684,517
Service Class	1,984	20,013	1,010	10,100
Investor A Class	1,299,421	15,413,998	2,620,637	26,310,699
Investor B Class	177,835	2,051,505	547,695	5,523,324
Investor C Class	618,436	7,153,639	1,051,002	10,670,482
Shares issued in reinvestment of dividends:
Institutional Class	2,610	28,474	—	—
Service Class	—	1	—	—
Investor A Class	12,984	141,531	—	—
Investor B Class	1,622	17,601	—	—
Investor C Class	3,093	33,589	—	—
Shares redeemed:
Institutional Class	(840,104)	(10,526,865)	(48,726)	(485,957)
Service Class	(2,994)	(39,583)	—	—
Investor A Class	(554,008)	(6,422,507)	(329,077)	(3,279,673)
Investor B Class	(85,427)	(996,859)	(58,522)	(582,862)
Investor C Class	(235,038)	(2,705,934)	(53,152)	(531,495)

Net increase	3,017,836	$35,418,024	4,680,540	$47,319,135

[1] Commencement of operations.

	International Opportunities
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	5,437,594	$249,562,876	2,936,015	$112,213,588
Service Class	558,336	24,349,747	2,407,532	86,305,228
Investor A Class	2,798,164	121,132,644	4,378,616	161,232,888
Investor B Class	102,178	4,163,593	574,285	19,947,177
Investor C Class	392,127	16,203,950	1,895,877	65,763,984
Shares issued in reinvestment of dividends:
Institutional Class	985,017	40,563,000	139,451	4,988,078
Service Class	463,687	18,561,373	73,716	2,577,086
Investor A Class	1,428,033	56,793,130	211,755	7,357,758
Investor B Class	332,037	12,540,780	53,647	1,779,263
Investor C Class	784,968	29,585,553	87,882	2,912,242
Shares redeemed:
Institutional Class	(4,753,218)	(217,957,963)	(1,397,307)	(54,683,518)
Service Class	(684,419)	(29,971,638)	(663,402)	(25,526,973)
Investor A Class	(2,917,616)	(127,250,785)	(2,216,223)	(84,736,416)
Investor B Class	(584,189)	(24,143,077)	(580,843)	(21,035,403)
Investor C Class	(963,705)	(39,597,188)	(748,603)	(27,407,002)

Net increase	3,378,994	$134,535,995	7,152,398	$251,687,980

148	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

There is a 2% redemption fee on shares of certain Portfolios redeemed or exchanged which have been held 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

(F) Short-Term Borrowings

Each Portfolio, along with certain other funds managed by the investment advisor and its affiliates, is a party to a $500,000,000 credit agreement dated November 22, 2006, with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The credit agreement is for one year. The Portfolios pay a commitment fee of 0.06% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement, which is included in other expenses in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the period ended September 30, 2007.

(G) Federal Tax Information

No provision is made for U.S. federal taxes as it is each Portfolio’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

The following permanent differences as of September 30, 2007, attributable to transactions involving foreign securities and currencies, tax adjustments pertaining to investments in passive foreign investment companies, net operating loss reclassification and other differences between financial reporting and tax accounting, were reclassified to the following accounts:

	Increase (Decrease) Paid in-Capital	Increase (Decrease) Accumulated Net Realized Gain (Loss)	Increase Undistributed Net Investment Income
Capital Appreciation	$(666,814)	$—	$666,814
Mid-Cap Growth Equity	(4,524,093)	—	4,524,093
Aurora	—	(3,152,038)	3,152,038
Small/Mid-Cap Growth Equity	—	(2,862,556)	2,862,556
Small Cap Value Equity	—	(1,536,967)	1,536,967
Small Cap Core Equity	—	(1,148,210)	1,148,210
Small Cap Growth Equity	(3,622,784)	—	3,622,784
Global Science & Technology Opportunities	(449,808)	79,359	370,449
Global Resources	—	(8,175,659)	8,175,659
All-Cap Global Resources	278	(310,481)	310,203
Health Sciences Opportunities	—	(3,404,689)	3,404,689
U.S. Opportunities	(1,533,001)	7,982	1,525,019
Global Opportunities	282	(538,376)	538,094
International Opportunities	—	(25,751,500)	25,751,500

ANNUAL REPORT	SEPTEMBER 30, 2007	149

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total Distributions
Mid-Cap Value Equity
9/30/07	$65,678,211	$48,670,375	$114,348,586
9/30/06	38,661,023	39,519,264	78,180,287
Mid-Cap Growth Equity
9/30/07	—	—	—
9/30/06	—	5,858,678	5,858,678
Aurora
9/30/07	17,642,426	571,693,348	589,335,774
9/30/06	—	469,822,920	469,822,920
Small/Mid-Cap Growth Equity
9/30/07	559,192	14,390,702	14,949,894
9/30/06	2,601,559	9,815,826	12,417,385
Small Cap Value Equity
9/30/07	5,717,382	12,848,350	18,565,732
9/30/06	13,855,416	9,832,729	23,688,145
Small Cap Core Equity
9/30/07	466,787	911,287	1,378,074
9/30/06	184,044	832,618	1,016,662
Global Resources
9/30/07	19,611,555	250,707,590	270,319,145
9/30/06	46,804,612	97,671,736	144,476,348
All-Cap Global Resources
9/30/07	14,535,998	7,997,806	22,533,804
9/30/06	—	—	—
Health Sciences Opportunities
9/30/07	—	12,709,136	12,709,136
9/30/06	4,919,522	6,513,226	11,432,748
Global Opportunities
9/30/07	321,286	—	321,286
9/30/06	—	—	—
International Opportunities
9/30/07	95,818,225	85,587,455	181,405,680
9/30/06	8,671,485	18,384,832	27,056,317

As of September 30, 2007, the tax components of distributable earnings/accumulated losses were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Unrealized Gains/Losses- Net *
Capital Appreciation (formerly Legacy)	$—	$—	$(61,566,470)	$59,976,667
Mid-Cap Value Equity	91,037,317	32,104,493	—	105,046,878
Mid-Cap Growth Equity	—	—	(167,550,349)	98,580,210
Aurora	151,827,390	116,886,011	—	160,104,056
Small/Mid-Cap Growth Equity	5,624,388	35,767,610	—	55,375,819
Small Cap Value Equity	2,433,288	5,913,427	—	4,833,934
Small Cap Core Equity	2,390,488	6,236,727	—	9,846,799
Small Cap Growth Equity	—	—	(472,112,607)	156,747,110
Global Science & Technology Opportunities	—	—	(72,618,641)	8,650,612
Global Resources	31,484,371	78,266,512	—	384,539,553
All-Cap Global Resources	1,316,781	11,195,372	—	327,828,423
Health Sciences Opportunities	24,985,683	15,988,912	—	210,592,796
U.S. Opportunities	—	—	(58,879,098)	72,698,603
Global Opportunities	3,529,427	175,594	—	15,622,110
International Opportunities	73,565,248	149,736,869	—	419,680,711

*	The difference between book-basis and tax-basis net unrealized gain/losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, amortization of organizational cost for tax purposes, the deferral of post-October capital and currency losses, the realization for tax purposes of unrealized gains on stock in passive foreign investment companies and the tax deferral of losses on straddles.

150	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (concluded)

As of September 30, 2007, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30
	2009	2010	2011	Total
Capital Appreciation (formerly Legacy)	$—	$43,188,684	$18,377,786	$61,566,470
Mid-Cap Growth Equity	49,835,110	101,417,616	16,297,623	167,550,349
Small Cap Growth Equity	—	367,125,515	104,987,092	472,112,607
Global Science & Technology Opportunities	545,731	72,072,910	—	72,618,641
U.S. Opportunities	—	42,365,587	16,513,511	58,879,098

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes, an interpretation of FAS Statement No. 109”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of a Portfolio’s financial statements, if any, is currently being assessed.

(H) Market Risk

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

ANNUAL REPORT	SEPTEMBER 30, 2007	151

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Capital Appreciation (formerly Legacy), Mid-Cap Value Equity, Mid-Cap Growth Equity, Aurora, Small/Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, Health Sciences Opportunities, U.S. Opportunities, Global Opportunities, and International Opportunities Portfolios, fifteen of the twenty-six portfolios constituting the BlackRock Funds (the “Fund”), (collectively the “Portfolios”), as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (except for Global Opportunities Portfolio which is for the year ended September 30, 2007 and the period from January 31, 2006 (commencement of operations) to September 30, 2006) and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, U.S. Opportunities, and International Opportunities Portfolios for the year ended September 30, 2003, Health Sciences Opportunities for the year ended February 28, 2003 and Mid-Cap Value and Global Resources for the year ended June 30, 2002 were audited by other auditors whose reports, dated November 26, 2003, April 7, 2003 and August 9, 2002 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2007, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods specified, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 28, 2007

152	ANNUAL REPORT	SEPTEMBER 30, 2007

Fund Management (Unaudited)

Information pertaining to the Trustees and officers of the Fund as of September 30, 2007 is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

ANNUAL REPORT	SEPTEMBER 30, 2007	153

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1946	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).

Honorable Stuart E. Eizenstat c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1943	Trustee and Chairman of the Compliance Committee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1944	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.

Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1939	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.

154	ANNUAL REPORT	SEPTEMBER 30, 2007

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (concluded)

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1938	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd.; Director, Forward Management, LLC since 2007; Director, ReFlow Management, LLC since 2007; Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Funds, Inc. (2001-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997).

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1935	Trustee and Chairperson of the Board	Since 1996	Retired; Chairman, Wilmerding & Associates, Inc. (investment advisers) (until 2006); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2006).	62 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman since 2006; Director, Peoples First, Inc. (bank Holding Company) (2001-2004).

ANNUAL REPORT	SEPTEMBER 30, 2007	155

Fund Management (Unaudited) (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(5) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1962	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Neal J. Andrews BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Donald C. Burke BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1960	President	Since 2007 (previously served as Treasurer since 2006)	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).

Jay Fife BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1970	Treasurer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2006 to 2007; Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, LLC; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

(1)

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s Declaration of Trust.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.
(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(5)

Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s Declaration of Trust.

156	ANNUAL REPORT	SEPTEMBER 30, 2007

Additional Information (Unaudited)

(A) Special Meeting of Shareholders. The shareholders of each Portfolio voted on the following proposal, which was approved at a special shareholders meeting on September 7, 2007 for shareholders of record as of June 25, 2007. This proposal was part of the reorganization of the Fund’s Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted were as follows:

To elect the Fund’s Board of Trustees	Capital Appreciation		Mid-Cap Value Equity
	Votes For	Votes Withheld	Votes For	Votes Withheld
David O. Beim	6,491,957	341,741	45,634,231	185,151
Richard S. Davis	6,491,957	341,741	45,639,256	180,126
Ronald W. Forbes	6,491,957	341,741	45,635,018	184,364
Henry Gabbay	6,492,659	341,040	45,641,979	177,403
Dr. Matina Horner	6,486,379	347,319	45,630,831	188,551
Rodney D. Johnson	6,491,957	341,741	45,634,151	185,231
Herbert I. London	6,492,659	341,040	45,634,697	184,685
Cynthia A. Montgomery	6,486,379	347,319	45,634,130	185,252
Joseph P. Platt Jr.	6,491,957	341,741	45,641,772	177,609
Robert C. Robb, Jr.	6,491,957	341,741	45,640,749	178,633
Toby Rosenblatt	6,487,416	346,283	45,635,682	183,700
Kenneth L. Urish	6,491,957	341,741	45,639,826	179,555
Frederick W. Winter	6,486,806	346,892	45,640,043	179,338

To elect the Fund’s Board of Trustees	Mid-Cap Growth Equity		Aurora
	Votes For	Votes Withheld	Votes For	Votes Withheld
David O. Beim	11,275,316	123,857	32,077,427	651,197
Richard S. Davis	11,270,355	128,818	32,077,827	650,797
Ronald W. Forbes	11,269,437	129,736	32,079,893	648,731
Henry Gabbay	11,271,032	128,141	32,077,250	651,374
Dr. Matina Horner	11,274,358	124,815	32,081,870	646,754
Rodney D. Johnson	11,272,000	127,173	32,078,596	650,028
Herbert I. London	11,271,948	127,226	32,078,596	650,028
Cynthia A. Montgomery	11,270,272	128,901	32,080,542	648,082
Joseph P. Platt Jr.	11,273,266	125,907	32,080,779	647,845
Robert C. Robb, Jr.	11,273,910	125,263	32,081,106	647,518
Toby Rosenblatt	11,269,047	130,127	32,079,901	648,723
Kenneth L. Urish	11,273,219	125,954	32,080,425	648,199
Frederick W. Winter	11,273,271	125,903	32,078,919	649,705

To elect the Fund’s Board of Trustees	Small/Mid-Cap Growth Equity		Small Cap Value Equity
	Votes For	Votes Withheld	Votes For	Votes Withheld
David O. Beim	6,513,024	11,051	5,467,326	630
Richard S. Davis	6,510,681	13,394	5,467,326	630
Ronald W. Forbes	6,512,339	11,735	5,467,326	630
Henry Gabbay	6,510,681	13,394	5,464,781	3,175
Dr. Matina Horner	6,512,415	11,660	5,467,326	630
Rodney D. Johnson	6,513,024	11,051	5,467,326	630
Herbert I. London	6,512,415	11,660	5,467,326	630
Cynthia A. Montgomery	6,513,024	11,051	5,467,326	630
Joseph P. Platt Jr.	6,512,415	11,660	5,467,326	630
Robert C. Robb, Jr.	6,512,415	11,660	5,467,326	630
Toby Rosenblatt	6,511,731	12,344	5,467,326	630
Kenneth L. Urish	6,513,024	11,051	5,467,326	630
Frederick W. Winter	6,512,415	11,660	5,467,326	630

To elect the Fund’s Board of Trustees	Small Cap Core Equity		Small Cap Growth Equity
	Votes For	Votes Withheld	Votes For	Votes Withheld
David O. Beim	3,517,489	42,014	21,878,128	157,389
Richard S. Davis	3,517,489	42,014	21,877,873	157,644
Ronald W. Forbes	3,517,489	42,014	21,877,778	157,739
Henry Gabbay	3,507,636	51,867	21,877,925	157,592
Dr. Matina Horner	3,507,336	52,167	21,877,799	157,718
Rodney D. Johnson	3,507,636	51,867	21,878,128	157,389
Herbert I. London	3,517,489	42,014	21,878,128	157,389
Cynthia A. Montgomery	3,517,189	42,314	21,877,824	157,693
Joseph P. Platt Jr.	3,507,636	51,867	21,878,128	157,389
Robert C. Robb, Jr.	3,507,636	51,867	21,878,128	157,389
Toby Rosenblatt	3,517,489	42,014	21,878,128	157,389
Kenneth L. Urish	3,507,636	51,867	21,878,128	157,389
Frederick W. Winter	3,507,636	51,867	21,878,128	157,389

To elect the Fund’s Board of Trustees	Global Science & Technology Opportunities		Global Resources
	Votes For	Votes Withheld	Votes For	Votes Withheld
David O. Beim	2,522,153	34	8,862,658	65,226
Richard S. Davis	2,522,153	34	8,862,909	64,975
Ronald W. Forbes	2,522,187	—	8,862,297	65,587
Henry Gabbay	2,522,153	34	8,860,398	67,487
Dr. Matina Horner	2,522,153	34	8,852,127	75,758
Rodney D. Johnson	2,522,153	34	8,855,853	72,031
Herbert I. London	2,522,187	—	8,856,003	71,882
Cynthia A. Montgomery	2,522,153	34	8,857,663	70,222
Joseph P. Platt Jr.	2,522,153	34	8,857,053	70,832
Robert C. Robb, Jr.	2,522,153	34	8,856,208	71,676
Toby Rosenblatt	2,522,153	34	8,861,495	66,389
Kenneth L. Urish	2,522,153	34	8,862,339	65,546
Frederick W. Winter	2,522,153	34	8,862,207	65,677

To elect the Fund’s Board of Trustees	All-Cap Global Resources		Health Sciences Opportunities
	Votes For	Votes Withheld	Votes For	Votes Withheld
David O. Beim	35,670,669	89,344	37,354,721	247,238
Richard S. Davis	35,672,925	87,088	37,311,345	290,614
Ronald W. Forbes	35,659,464	100,549	37,352,264	249,695
Henry Gabbay	35,671,924	88,089	37,308,245	293,714
Dr. Matina Horner	35,661,071	98,942	37,353,034	248,925
Rodney D. Johnson	35,669,766	90,247	37,356,536	245,423
Herbert I. London	35,670,664	89,350	37,355,832	246,127
Cynthia A. Montgomery	35,661,600	98,413	37,354,553	247,406
Joseph P. Platt Jr.	35,671,200	88,813	37,352,488	249,471
Robert C. Robb, Jr.	35,670,566	89,448	37,350,902	251,057
Toby Rosenblatt	35,669,604	90,409	37,351,012	250,947
Kenneth L. Urish	35,670,341	89,672	37,356,130	245,829
Frederick W. Winter	35,671,568	88,445	37,357,202	244,757

ANNUAL REPORT	SEPTEMBER 30, 2007	157

Additional Information (Unaudited) (concluded)

To elect the Fund’s Board of Trustees	U.S. Opportunities		Global Opportunities
	Votes For	Votes Withheld	Votes For	Votes Withheld
David O. Beim	11,741,695	42,480	5,755,988	488
Richard S. Davis	11,742,754	41,421	5,755,988	488
Ronald W. Forbes	11,742,819	41,356	5,755,988	488
Henry Gabbay	11,742,790	41,385	5,755,988	488
Dr. Matina Horner	11,740,845	43,329	5,755,988	488
Rodney D. Johnson	11,741,147	43,027	5,755,988	488
Herbert I. London	11,740,573	43,602	5,755,988	488
Cynthia A. Montgomery	11,742,771	41,403	5,756,476	—
Joseph P. Platt Jr.	11,741,073	43,102	5,755,988	488
Robert C. Robb, Jr.	11,741,375	42,800	5,755,988	488
Toby Rosenblatt	11,742,382	41,793	5,755,988	488
Kenneth L. Urish	11,742,298	41,877	5,755,988	488
Frederick W. Winter	11,742,142	42,033	5,755,988	488

To elect the Fund’s Board of Trustees	International Opportunities
	Votes For	Votes Withheld
David O. Beim	25,283,072	123,303
Richard S. Davis	25,283,679	122,696
Ronald W. Forbes	25,244,231	162,144
Henry Gabbay	25,283,863	122,512
Dr. Matina Horner	25,281,536	124,839
Rodney D. Johnson	25,281,784	124,591
Herbert I. London	25,283,115	123,260
Cynthia A. Montgomery	25,282,065	124,310
Joseph P. Platt Jr.	25,281,269	125,106
Robert C. Robb, Jr.	25,281,216	125,159
Toby Rosenblatt	25,280,627	125,748
Kenneth L. Urish	25,242,704	163,671
Frederick W. Winter	25,281,513	124,862

158	ANNUAL REPORT	SEPTEMBER 30, 2007

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BlackRock Funds Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2007

BlackRock Funds Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s Web site at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

ANNUAL REPORT	SEPTEMBER 30, 2007

BlackRock Funds

Investment Advisor

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Sub-Advisor — International Opportunities Portfolio

BlackRock International, Ltd.

Edinburgh, Scotland EH3 8JB

Sub-Advisor — Global Opportunities Portfolio

BlackRock Financial Management, Inc.

New York, NY 10022

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

ANNUAL REPORT	SEPTEMBER 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Aurora Portfolio	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Science & Technology Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†		BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Portfolio	BlackRock Healthcare Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Developing Capital Markets Fund	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Fund	BlackRock Small Cap Index Fund
BlackRock Focus Twenty Fund	BlackRock International Index Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Focus Value Fund	BlackRock International Opportunities Portfolio*	BlackRock Small/Mid-Cap Growth Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock International Value Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Core Fund	BlackRock Technology Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

EQUITY-9/07-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Asset Allocation Portfolio

ANNUAL REPORT  |  SEPTEMBER 30, 2007

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

A Letter to Shareholders

Dear Shareholder

The September reporting period took financial markets on a wild ride. While subprime mortgage woes dominated headlines for much of 2007, troubles intensified in the final months of the period, spawning a widespread “credit crunch” that crept into other areas of the market.

The U.S. Federal Reserve Board (“Fed”) and other countries’ central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate, the rate banks pay to borrow money directly from the Fed, from 6.25% to 5.25% in two moves in August and September. The central bankers also cut the more widely followed Federal Funds target rate, which had remained unchanged at 5.25% for over a year, to 4.75% in September. After a tumultuous summer, the dust began to settle toward period-end amid speculation that the worst of the credit crunch had passed.

Although heightened volatility and a weakening U.S. economy have been recurring themes throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. However, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy and troubled housing market.

In fixed income markets, mixed economic signals and the credit market debacle resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.59% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets managed to post positive results for the 12-month period ended September 30, 2007:

Total Returns as of September 30, 2007	12-month
U.S. equities (Standard & Poor’s 500 Index)	+16.44%
Small cap U.S. equities (Russell 2000 Index)	+12.34%
International equities (MSCI Europe, Australasia, Far East Index)	+24.86%
Fixed income (Lehman Brothers U.S. Aggregate Index)	+ 5.14%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+ 3.10%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+ 7.62%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view “What’s Ahead in 2007: Third Quarter Update” and “Are You Prepared for Volatility?” at www.blackrock.com/funds.

We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

1

Portfolio Summary

Management Commentary

How did the Portfolio perform?

•	All share classes of the Portfolio outperformed its blended benchmark for the fiscal year.

What factors influenced performance?

•

The Portfolio’s overweight in equities and underweight in fixed income benefited performance as the S&P 500 Index gained more than 16% for the period, while the Lehman Brothers U.S. Aggregate Index advanced only 5%.

•

Within the equity portion of the Portfolio, our style tilt toward growth, market cap bias toward large firms, and overweight in international equity, emerging markets and commodities markets contributed to the Portfolio’s outperformance. Security selection also was positive, as most underlying equity teams were able to outperform their benchmarks.

•	These areas of strength more than offset areas of weakness. Our position in small-cap core hampered performance somewhat.

Describe recent Portfolio activity.

•

We decreased the Portfolio’s equity allocation through profit taking toward the end of the second quarter of 2007. We created a bigger gap between domestic and international equities, underweighting U.S. equities and increasing positions in non-U.S. stocks, especially in emerging markets.

•

Within our U.S. equity allocation, we made several shifts. We started moving toward large cap earlier in the year when it became clear that the U.S. economy was slowing while non-U.S. growth remained robust. Large-cap companies, especially large growth companies, tend to generate a greater portion of their revenue from overseas. We also began to establish a tilt toward growth stocks, while underweighting the value style since the second quarter. As the housing weakness deepened, we were concerned that financials, a dominant sector in the value space, would be more negatively affected.

•

Within the fixed income portion of the Portfolio, we made major adjustments in the third quarter of 2007. We moved from a long duration to roughly neutral, and increased holdings in commercial and residential mortgages as well as other high-quality spread product as credit spreads widened to very attractive levels. We also started to reduce the Portfolio’s underweight position in credit by adding positions in financials and other higher-quality securities. Meanwhile, we underweighted the Portfolio’s positions in industrials and utilities.

Describe Portfolio positioning at period-end.

•	At period-end, the Portfolio was allocated 68% in equities, 25% in fixed income and 7% in cash, compared with the Portfolio’s benchmark of 60% equities and 40% fixed income.

•

Within the equity portion of the Portfolio, we continue to overweight international stocks, emerging Asia and some commodity-intensive markets, with the potential for taking some profits in winning markets. Although we have an underweight position in U.S. stocks, we maintain our growth tilt, as the leading sectors in the growth style (information technology and healthcare) are experiencing healthier earnings growth. We remain underweight in the value style, as the leading sector in this style (financials) appears likely to face more uncertainty related to a housing recession and credit problems.

•	In the fixed income portion of the Portfolio, we maintain a neutral duration. The Portfolio remains slightly underweight in credit and modestly overweight in high yield and emerging markets debt.

Total Return Based on a $10,000 Investment

2	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Portfolio Summary (concluded)

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	+16.04%	—	+13.34%	—	+7.68%	—
Service	+15.74%	—	+13.06%	—	+7.46%	—
Investor A	+15.58%	+9.50%	+12.94%	+11.74%	+7.35%	+6.77%
Investor B	+14.81%	+10.31%	+12.15%	+11.89%	+6.62%	+6.62%
Investor C	+14.68%	+13.68%	+12.13%	+12.13%	+6.57%	+6.57%
60% S&P 500® Index/40% Lehman Brothers U.S. Aggregate Index	+11.89%	—	+10.95%	—	+6.65%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Investor A Shares, 12/29/88; Institutional Shares, 6/1/93; Investor C Shares, 6/1/93; Investor B Shares, 1/1/99; and Service Shares, 1/28/05. See “About Portfolio’s Performance” on page 4 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,073.60	$4.47	$1,000.00	$1,020.63	$4.37
Service	$1,000.00	$1,071.90	$5.82	$1,000.00	$1,019.31	$5.69
Investor A	$1,000.00	$1,070.70	$6.44	$1,000.00	$1,018.71	$6.29
Investor B	$1,000.00	$1,067.60	$10.52	$1,000.00	$1,014.69	$10.31
Investor C	$1,000.00	$1,066.80	$10.26	$1,000.00	$1,014.95	$10.05

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.86%, 1.12%, 1.24%, 2.03% and 1.98% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
General Electric Co	1.1%
AT&T, Inc	0.8
Cisco Systems, Inc	0.7
Exxon Mobil Corp	0.6
Google, Inc. - Class A	0.6
The Coca-Cola Co	0.6
JPMorgan Chase & Co	0.6
Bear Stearns Mortgage Trust, Series 05-4, Class 3A1	0.5
Bank of America Corp	0.5
Apple Computer, Inc	0.5

Top Ten Industries (% of long-term investments)
Oil & Gas	5.9%
Banks	5.5
Manufacturing	4.9
Telecommunications	4.4
Finance	4.1
Computer Software & Services	3.7
Retail Merchandising	3.4
Pharmaceuticals	2.9
Insurance	2.8
Metal & Mining	2.4

Credit Quality (% of fixed income portion)[1,2]
AAA	77.8%
AA	7.0
A	3.9
BBB	3.3
‹BBB	8.0

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service rating.
[2]	Unaudited.

Although the holdings, industries and credit quality listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	3

About Portfolio’s Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of such share class’s launch. This information may be considered when assessing the Portfolio’s performance, but does not represent the actual performance of this share class.

Performance for the Portfolio for the periods prior to January 31, 2005 is based on performance of the former State Street Research mutual fund that reorganized with the Portfolio on that date.

Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of the Portfolio. The Portfolio’s returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2008 as described in the prospectus of the Portfolio. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance shown in the line graphs is that of Institutional Shares and Investor A Shares of the Portfolio. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

Important Tax Information for Shareholders of the BlackRock Asset Allocation Portfolio

Because the Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2007. The amounts to be used by calendar year taxpayers on their U.S. federal income tax returns, will be provided on Form 1099-DIV to be mailed in January 2008.

The following information is provided with respect to the ordinary income distributions paid by BlackRock Asset Allocation Portfolio during the fiscal year ended September 30, 2007:

Record Date	12/07/06	04/19/07	07/19/07	10/23/07
Payable Date	12/08/06	04/20/07	07/20/07	10/24/07
Qualified Dividend Income for Individuals	57.33%	36.98%	36.98%	36.98%
Dividends Qualifying for the Dividends Received Deduction for Corporations	54.51%	27.76%	27.76%	27.76%
Interest-Related Dividends*	63.17%	57.90%	57.90%	57.90%

Additionally, the Portfolio distributed long-term capital gains of $0.6317 per share to shareholders of record on December 7, 2006.

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

4	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Disclosure of Expenses

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007. The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	5

Schedule of Investments As of September 30, 2007	(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 64.1%
Argentina — 0.0%
Computer Software & Services — 0.0%
Mercadolibre, Inc.(b)	2,000	$73,260

Australia — 0.6%
Construction — 0.1%
Boart Longyear Group(b)	194,900	411,608

Finance — 0.0%
Macquarie Airports Management Ltd.	52,800	203,807

Manufacturing — 0.2%
United Group Ltd.	110,000	1,808,688

Metal & Mining — 0.1%
Lihir Gold Ltd.	114,400	399,961
Zinifex Ltd.	11,000	172,962

		572,923

Retail Merchandising — 0.2%
Woolworths Ltd.	72,034	1,899,047

Total Australia		4,896,073

Belgium — 0.3%
Beverages & Bottling — 0.3%
Inbev NV	24,706	2,239,178

Metal & Mining — 0.0%
Umicore	1,600	382,381

Total Belgium		2,621,559

Bermuda — 0.1%
Business Services — 0.0%
Genpact Ltd.(b)	11,000	186,450

Medical & Medical Services — 0.1%
Covidien Ltd.	8,850	367,275

Total Bermuda		553,725

Brazil — 0.2%
Banks — 0.1%
Unibanco SA - ADR	3,800	499,890

Energy & Utilities — 0.0%
Companhia Energetica de Minas Gerais - CEMIG-ADR	11,700	249,561

Real Estate — 0.0%
Mrv Engenharia(b)	11,300	205,286

Telecommunications — 0.1%
GVT Holding SA(b)	10,000	212,766
Net Servicos de Comunicacao SA - ADR	11,300	187,354

		400,120

Total Brazil		1,354,857

Canada — 1.5%
Energy & Utilities — 0.1%
Tanganyika Oil Co. Ltd.	3,700	66,891
TransAlta Corp.	12,800	402,795

		469,686

Metal & Mining — 0.6%
Agnico-Eagle Mines Ltd.	30,276	1,501,548
Alexco Resource Corp.(b)	11,222	49,679
Aurora Energy Resources, Inc.(b)	5,300	72,468
Baja Mining Corp.(b)	31,641	64,259
Crosshair Exploration & Mining Corp.(b)	5,600	11,091
Denison Mines Corp.(b)	4,700	52,687
European Goldfields Ltd.(b)	12,100	71,287
Fording Canadian Coal Trust	7	271
Frontier Pacific Mining Corp.(b)	79,200	46,183
Gateway Gold Corp.(b)	100,000	60,323
Gold Reserve, Inc.(b)	26,280	115,106
HudBay Minerals, Inc.(b)	17,300	447,871
Inmet Mining Corp.	3,000	300,860
Kinross Gold Corp.	27,600	412,342
Minefinders Corp. Ltd.(b)	40,000	426,800
NovaGold Resources, Inc.(b)	16,792	277,236
Southwestern Resources Corp.(b)	47,300	47,554
Stratagold Corp.(b)	218,500	107,641
Sunridge Gold Corp.(b)	130,457	196,738
Teck Cominco Ltd.	4,462	211,829
Triex Minerals Corp.(b)	3,300	10,949
Triex Minerals Corp. (acquired 12/23/05, cost $14,206)(b)(c)	6,600	21,897
Uranium One, Inc.(b)	11,270	148,998
West Timmins Mining, Inc.(b)	36,372	34,739
Yamana Gold, Inc.	27,700	327,226

		5,017,582

Motor Vehicles — 0.0%
Westport Innovations, Inc.(b)	70,500	172,945

Oil & Gas — 0.6%
Accrete Energy, Inc.(b)	4,960	22,440
Alberta Clipper Energy, Inc.(b)	5,026	13,391
Birchcliff Energy Ltd.(b)	17,100	80,802
Canadian Superior Energy, Inc.(b)	22,700	62,879
Canext Energy Ltd.(b)	4,021	1,981
Cinch Energy Corp.(b)	40,320	43,780
Compton Petroleum Corp.(b)	68,499	640,467
Cork Exploration, Inc.(b)	5,600	5,011
Crew Energy, Inc.(b)	9,400	80,897
Daylight Resources Trust	13,410	105,161
Delphi Energy Corp.(b)	24,700	46,686
Ember Resources, Inc.(b)	12,136	19,889
Endev Energy, Inc.(b)	231,700	198,004
Fairborne Energy Trust	1,482	9,327
First Calgary Petroleums Ltd.(b)	14,554	70,674
Galleon Energy, Inc. - Class A(b)	28,617	440,771
Gastar Exploration Ltd.(b)	15,900	23,214
Heritage Oil Corp.(b)	3,600	171,920
Highpine Oil & Gas Ltd.(b)	8,993	92,222
HSE Integrated Ltd.(b)	561	649
Iteration Energy Ltd.(b)	4,021	20,213
Leader Energy Services Ltd.(b)	15,957	3,529
Midnight Oil Exploration Ltd.(b)	81,200	119,190
Niko Resources Ltd. (acquired 01/31/05, cost $40,606)(b)(c)	2,000	195,546
Oilexco, Inc.(b)	24,225	350,473
Open Range Energy Corp.(b)	1,976	5,581
Pacific Rodera Energy, Inc.(b)	37,300	21,375
Pengrowth Energy Trust	1,505	28,208
Petro Andina Resources Inc.(b)(d)	800	12,338
Petrolifera Petroleum Ltd.(b)	7,150	109,265
ProspEx Resources Ltd.(b)	43,140	160,043
Suncor Energy, Inc.	14,701	1,396,126
Tag Oil Ltd. (acquired 09/22/05, cost $ 4,409)(b)(c)	4,000	623
Technicoil Corp.(b)	46,400	28,456
Trafalgar Energy Ltd.(b)	841	2,951

See accompanying notes to financial statements.

6	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Canada (Continued)
Oil & Gas (Continued)
TransCanada Corp.	700	$25,666
TriStar Oil & Gas Ltd.(b)	14,385	123,219
True Energy Trust	11,382	56,646
Tusk Energy Corp. (acquired 03/14/05 through 02/01/07, cost $211,317)(b)(c)	57,966	79,840
Vault Energy Trust	5,850	25,231
Vero Energy, Inc.(b)	4,447	25,395
West Energy Ltd.(b)	143	513
Western Oil Sands, Inc.-Class A(b)	1,800	70,469

		4,991,061

Transportation — 0.2%
Canadian Pacific Railway Ltd.	14,179	997,868
Railpower Technologies Corp.(b)	17,600	4,070

		1,001,938

Total Canada		11,653,212

Cayman Islands — 0.2%
Advertising — 0.2%
Focus Media Holding Ltd. - ADR(b)	17,050	989,241

Electronics — 0.0%
Silicon Motion Technology Corp. - ADR(b)	6,499	146,292

Semiconductors & Related Devices — 0.0%
O2Micro International Ltd. - ADR(b)	3,300	51,051

Total Cayman Islands		1,186,584

Chile — 0.0%
Banks — 0.0%
Banco Santander Chile SA-ADR	2,100	106,197

China — 0.0%
Semiconductors & Related Devices — 0.0%
Spreadtrum Communications, Inc.(b)	700	9,940

Denmark — 0.0%
Aerospace — 0.0%
MTU Aero Engines Holding AG	4,400	267,906

Finland — 0.7%
Banks — 0.0%
OKO Bank Plc - Series A	8,500	175,747

Machinery & Heavy Equipment — 0.1%
Metso Oyj	4,500	309,929

Manufacturing — 0.0%
Wartsila Oyj - Series B	2,700	184,995

Paper & Forest Products — 0.2%
UPM-Kymmene Oyj	52,356	1,266,178

Telecommunications — 0.4%
Elisa Oyj	8,800	273,553
Nokia Oyj	77,517	2,946,860

		3,220,413

Total Finland		5,157,262

France — 1.4%
Banks — 0.2%
Credit Agricole SA	45,083	1,738,931

Computer & Office Equipment — 0.0%
Neopost SA	1,700	239,792

Computer Software & Services — 0.2%
Cap Gemini SA	16,067	990,198
Cie Generale De Geophysique	1,000	326,755

		1,316,953

Entertainment & Leisure — 0.2%
Accor SA	11,521	1,022,826
Ubisoft Entertainment	1,800	122,945

		1,145,771

Food & Agriculture — 0.3%
Carrefour SA	27,469	1,924,385
Casino Guichard-Perrachon SA	2,500	262,160

		2,186,545

Machinery & Heavy Equipment — 0.1%
ALSTOM	3,842	781,066

Manufacturing — 0.0%
Compagnie Generale des Etablissements Michelin - Class B	2,600	349,539

Medical Instruments & Supplies — 0.2%
Essilor International SA	25,549	1,602,983
NicOx SA	1,576	37,754

		1,640,737

Oil & Gas — 0.2%
Technip SA	15,745	1,407,708

Real Estate — 0.0%
Nexity Initiale, SAS	3,200	197,259

Total France		11,004,301

Germany — 1.6%
Air Transportation — 0.0%
Deutsche Lufthansa AG	8,000	230,090

Banks — 0.2%
Commerzbank AG	37,496	1,517,933

Chemicals — 0.3%
Bayer AG	26,335	2,096,165
SGL Carbon AG	3,300	189,166

		2,285,331

Computer Software & Services — 0.1%
United Internet AG	17,000	382,766

Construction — 0.0%
Bilfinger Berger AG	4,000	312,624

Durable Goods — 0.0%
Gerry Weber International AG	8,300	268,189

Finance — 0.1%
Hypo Real Estate Holding AG	15,615	887,973

Insurance — 0.4%
Allianz AG	11,893	2,778,691
Hannover Rueckversicherung AG	7,400	375,439

		3,154,130

Manufacturing — 0.4%
K+S AG	1,600	293,311
Siemens AG	17,853	2,454,600

		2,747,911

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Germany (Continued)
Miscellaneous Services — 0.1%
GEA Group AG	14,600	$513,599

Real Estate — 0.0%
IVG Immobilien AG	7,000	260,919

Total Germany		12,561,465

Greece — 0.3%
Banks — 0.0%
Piraeus Bank SA	4,300	153,657

Telecommunications — 0.3%
Hellenic Telecommunications Organization SA	53,925	1,999,244

Total Greece		2,152,901

Hong Kong — 0.8%
Air Transportation — 0.1%
China Southern Airlines Co. Ltd. - Class H(b)	257,800	400,603

Banks — 0.2%
Hang Seng Bank Ltd.	81,000	1,438,940

Chemicals — 0.0%
Huabao International Holdings Ltd.	242,300	218,180

Construction — 0.0%
Shenzhen Expressway Co. Ltd.	105,600	109,623

Energy & Utilities — 0.1%
Beijing Datang Power Generation Co. Ltd. - Class H	116,000	133,252
China Resources Power Holdings Co. Ltd.	41,000	127,369
Huadian Power International Corp. Ltd.	234,791	150,409
Huaneng Power International, Inc.	94,400	130,419

		541,449

Entertainment & Leisure — 0.0%
The Hongkong & Shanghai Hotels Ltd.	86,400	153,153

Finance — 0.0%
Rexcapital Financial Holdings Ltd.(b)	1,139,700	184,725

Manufacturing — 0.0%
China Power International Development Ltd.	215,600	112,877

Metal & Mining — 0.0%
Yanzhou Coal Mining Co. Ltd.	117,100	241,013

Real Estate — 0.1%
New World Development Co. Ltd.	75,600	209,086
Shun Tak Holdings Ltd.	159,200	256,396
Wheelock & Co. Ltd.	109,100	300,332

		765,814

Retail Merchandising — 0.3%
Esprit Holdings Ltd.	154,500	2,454,479
New World Department Store China Ltd.(b)	415	383

		2,454,862

Total Hong Kong		6,621,239

Indonesia — 0.1%
Banks — 0.0%
PT Bank Mandiri	601,000	231,659

Metal & Mining — 0.1%
PT Bumi Resources Tbk	1,103,600	431,424

Total Indonesia		663,083

Ireland — 0.3%
Computer Software & Services — 0.1%
SkillSoft Plc-ADR(b)	85,900	772,241

Manufacturing — 0.0%
Smurfit Kappa Group Plc	4,300	99,393

Pharmaceuticals — 0.2%
Elan Corp. Plc - ADR(b)	69,600	1,464,384
ICON Plc-ADR(b)	2,900	147,987

		1,612,371

Total Ireland		2,484,005

Italy — 0.1%
Construction — 0.0%
Astaldi SpA	17,300	138,886

Energy & Utilities — 0.1%
AEM SpA	75,200	281,481

Total Italy		420,367

Japan — 3.3%
Banks — 0.3%
Bank of Kyoto Ltd.	21,800	264,375
The Chiba Bank Ltd.	28,200	218,009
The Iyo Bank Ltd.	19,200	186,208
Mizuho Financial Group, Inc.	168	957,994
The Sumitomo Industries Ltd.	90,000	680,886

		2,307,472

Chemicals — 0.1%
Nihon Nohyaku Co. Ltd.	31,200	217,842
Nippon Carbon Co. Ltd.	26,800	179,888
Tosoh Corp.	35,600	230,897

		628,627

Conglomerates — 0.2%
Mitsui & Co. Ltd.	75,000	1,821,704

Construction — 0.2%
Daito Trust Construction Co. Ltd.	3,200	154,338
Daiwa House Industry Co. Ltd.	70,000	913,507
Matsushita Electric Works Ltd.	20,700	249,593
Mitsui Home Co. Ltd.	15,100	87,420

		1,404,858

Durable Goods — 0.0%
ASICS Corp.	29,500	456,632

Electronics — 0.3%
Daido Steel Co. Ltd.	41,300	352,002
Denso Corp.	38,500	1,451,312
Nihon Dempa Kogyo Co. Ltd.	2,200	137,135
Star Micronics Co. Ltd.	11,300	350,220

		2,290,669

Energy & Utilities — 0.1%
Air Water, Inc.	24,700	275,245

See accompanying notes to financial statements.

8	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Japan (Continued)
Energy & Utilities (Continued)
Kurita Water Industries Ltd.	15,200	$516,084

		791,329

Finance — 0.0%
Shinko Securities Co. Ltd.	32,800	151,914

Leasing — 0.0%
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,900	63,022

Machinery & Heavy Equipment — 0.3%
Aichi Corp.	19,600	239,060
Komatsu Ltd.	44,000	1,478,605
Miura Co. Ltd.	9,400	301,972
Nabtesco Corp.	22,600	368,715
Sumitomo Heavy Industries Ltd.	15,900	204,728

		2,593,080

Manufacturing — 0.3%
Daihatsu Motor Co. Ltd.	14,700	152,676
Makita Corp.	28,000	1,228,573
Mitsubishi Materials Corp.	48,500	301,475
Taiyo Nippon Sanso Corp.	26,600	238,986
Uni-Charm Corp.	3,400	208,680

		2,130,390

Metal & Mining — 0.2%
Marubeni Corp.	155,000	1,422,278
Yamato Kogyo Co. Ltd.	6,700	321,978

		1,744,256

Motor Vehicles — 0.4%
Futaba Industrial Co. Ltd.	8,700	224,194
Isuzu Motors Ltd.	41,500	237,731
Toyota Motor Corp.	42,000	2,479,084
Yamaha Motor Co. Ltd.	9,200	234,675

		3,175,684

Photographic Equipment — 0.0%
Tamron Co. Ltd.	6,500	240,500

Real Estate — 0.2%
Goldcrest Co. Ltd.	2,227	102,369
Japan General Estate Co. Ltd.	6,500	104,914
Urban Corp.	63,000	1,021,799

		1,229,082

Retail Merchandising — 0.1%
Point, Inc.	2,300	79,293
Shimachu Co. Ltd.	5,900	156,148
Tsuruha Holdings, Inc.	5,000	167,153

		402,594

Telecommunications — 0.0%
KDDI Corp.	61	452,462

Textiles — 0.2%
Mitsubishi Rayon Co. Ltd.	188,000	1,332,277

Tires & Rubber — 0.1%
Sumitomo Rubber Industries Ltd.	26,200	329,367
Yokohama Rubber Co. Ltd.	30,600	229,104

		558,471

Transportation — 0.3%
Canon, Inc.	35,000	1,910,503
Kintetsu World Express, Inc.	5,800	198,442

		2,108,945

Total Japan		25,883,968

Luxembourg — 0.3%
Oil & Gas — 0.1%
Acergy SA—ADR	18,500	549,450

Telecommunications — 0.2%
Millicom International Cellular SA(b)	1,800	151,020
SES SA	73,478	1,728,152

		1,879,172

Total Luxembourg		2,428,622

Malaysia — 0.1%
Entertainment & Leisure — 0.1%
Genting Bhd	126,000	297,667
Tanjong Plc	49,800	261,605

		559,272

Food & Agriculture — 0.0%
IOI Corp. Bhd	90,775	161,171

Total Malaysia		720,443

Morocco — 0.1%
Construction — 0.1%
IJM Corp. Bhd	150,900	352,063

Food & Agriculture — 0.0%
Kuala Lumpur Kepong Bhd	50,500	195,627

Total Morocco		547,690

Netherlands — 0.6%
Construction — 0.1%
Koninklijke Boskalis Westminster NV	7,900	398,329

Food & Agriculture — 0.0%
Nutreco Holding NV	4,400	311,010

Medical & Medical Services — 0.0%
Qiagen NV(b)	6,364	123,531

Oil & Gas — 0.1%
SBM Offshore NV	9,800	385,270

Telecommunications — 0.3%
Koninklijke KPN NV	119,991	2,082,292

Transportation — 0.1%
TNT NV	27,776	1,164,446

Total Netherlands		4,464,878

Norway — 0.6%
Banks — 0.0%
Sparebanken Nord-Norge	2,200	54,069
Sparebanken Rogaland	2,000	61,210

		115,279

Chemicals — 0.1%
Yara International ASA	12,200	385,829

Food & Agriculture — 0.0%
Orkla ASA	18,800	335,811

Oil & Gas — 0.4%
Fred Olsen Energy ASA	7,300	385,226

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Norway (Continued)
Oil & Gas (Continued)
Petroleum Geo-Services	7,600	$219,207
Prosafe ASA	19,200	342,600
Statoil ASA	68,659	2,340,105

		3,287,138

Transportation — 0.1%
Songa Offshore ASA	22,900	254,858
Stolt-Nielsen SA (acquired 01/31/05, cost $177,441)(b)(c)	13,000	385,810

		640,668

Total Norway		4,764,725

Philippines — 0.0%
Telecommunications — 0.0%
Philippine Long Distance Telephone Co.-ADR	3,100	199,454

Poland — 0.0%
Telecommunications — 0.0%
Multimedia Polska SA	25,200	111,470

Singapore — 0.5%
Finance — 0.2%
DBS Group Holdings Ltd.	121,000	1,759,408

Real Estate — 0.3%
CapitaCommercial Trust Management Ltd.	124,200	237,447
CapitaLand Ltd.	67,700	371,427
Keppel Corp. Ltd.	160,000	1,550,993

		2,159,867

Retail Merchandising — 0.0%
Hongguo International Holdings Ltd.	234,975	159,761

Total Singapore		4,079,036

South Africa — 0.0%
Retail Merchandising — 0.0%
Truworths International Ltd.	24,800	113,789

South Korea — 0.4%
Banks — 0.0%
Pusan Bank	8,000	146,853

Computer Software & Services — 0.0%
NHN Corp.(b)	1,100	254,568

Construction — 0.1%
Daewoo Shipbuilding & Marine
Engineering Co. Ltd.	5,700	360,610
Hanjin Heavy Industries & Construction Co. Ltd.(b)	2,044	182,021
Hanjin Heavy Industries Co. Ltd.	756	31,555

		574,186

Electronics — 0.2%
Samsung Electronics Co. Ltd.	2,252	1,414,882

Finance — 0.0%
Daewoo Securities Co. Ltd.	6,300	189,303

Security Brokers & Dealers — 0.1%
Korea Investment Holdings Co. Ltd.	5,900	388,090

Total South Korea		2,967,882

Sweden — 0.3%
Banks — 0.2%
Nordea Bank AB	86,955	1,515,347

Construction — 0.0%
Skanska AB	11,100	220,050

Entertainment & Leisure — 0.0%
Rezidor Hotel Group AB	17,900	129,998

Manufacturing — 0.0%
SSAB Svenskt Stal AB	4,500	166,548

Oil & Gas — 0.0%
PA Resources AB	16,600	173,197

Soaps & Cosmetics — 0.1%
Oriflame Cosmetics SA	4,410	267,580

Total Sweden		2,472,720

Switzerland — 1.0%
Food & Agriculture — 0.3%
Barry Callebaut AG	278	204,515
Nestle SA	5,252	2,359,284

		2,563,799

Insurance — 0.0%
Swiss Life Holding	800	207,515

Manufacturing — 0.0%
Georg Fischer AG	100	68,843

Oil & Gas — 0.1%
Petroplus Holdings AG	2,900	255,813

Pharmaceuticals — 0.6%
Novartis AG	42,425	2,341,255
Roche Holding AG	12,578	2,280,623

		4,621,878

Total Switzerland		7,717,848

Taiwan — 0.2%
Chemicals — 0.1%
Taiwan Fertilizer Co. Ltd.	207,300	500,544

Computer Software & Services — 0.0%
Geovision, Inc.	16,000	140,708
MediaTek, Inc.	13,860	249,722

		390,430

Electronics — 0.0%
Synnex Technology International Corp.	102,850	288,364

Semiconductors & Related Devices — 0.0%
Av Tech Corp.	13,640	113,475
Vanguard International Semiconductor Corp.	149,465	134,420

		247,895

Transportation — 0.1%
U-Ming Marine Transport Corp.	122,400	401,311

Total Taiwan		1,828,544

Thailand — 0.1%
Banks — 0.1%
Siam Commercial Bank Public Co. Ltd.	131,600	299,527

See accompanying notes to financial statements.

10	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
Thailand (Continued)
Metal & Mining — 0.0%
Banpu Public Co. Ltd.	21,400	$210,545

Total Thailand		510,072

United Kingdom — 3.2%
Aerospace — 0.4%
BAE Systems Plc	230,916	2,331,554
Cobham Plc	61,700	244,902
Meggitt Plc	41,900	271,969

		2,848,425

Banks — 0.2%
Lloyd TSB Group Plc	170,885	1,896,741

Business Services — 0.2%
Aegis Group Plc	124,400	318,152
De La Rue Plc	7,867	117,495
Informa Plc	25,800	264,197
Intertek Group Plc	14,100	273,195
Invesco Plc - ADR	23,500	641,550
Rightmove Plc	24,200	255,983

		1,870,572

Energy & Utilities — 0.1%
International Power Plc	38,900	359,146
ITM Power Plc	12,000	25,780

		384,926

Entertainment & Leisure — 0.1%
IG Group Holdings Plc	53,700	416,132
InterContinental Hotels Group Plc	8,519	169,152

		585,284

Finance — 0.0%
Archipelago Holdings, Inc. (acquired
05/13/05, cost $51,017)(b)(c)	78,900	43,586
ICAP Plc	13,700	147,718

		191,304

Food & Agriculture — 0.1%
Britvic Plc	30,700	202,883
Dairy Crest Group Plc	12,800	164,727
Premier Foods Plc	53,000	241,816

		609,426

Insurance — 0.3%
Hiscox Ltd.	43,900	251,494
Prudential Plc	128,713	1,979,045

		2,230,539

Machinery & Heavy Equipment — 0.1%
The Weir Group Plc	23,300	393,053

Manufacturing — 0.1%
Burberry Group Plc	13,700	184,158
Charter Plc	17,100	413,890
IMI Plc	19,600	214,343
Rexam Plc	25,500	287,733

		1,100,124

Measuring & Controlling Devices — 0.0%
Rotork Plc	12,500	258,307

Miscellaneous Services — 0.4%
Anglo American Plc	35,850	2,412,435
Mondi Plc	107,192	1,019,808

		3,432,243

Oil & Gas — 0.3%
BG Group Plc	147,079	2,545,806
Gulfsands Petroleum Plc	9,000	23,708

		2,569,514

Pharmaceuticals — 0.4%
GlaxoSmithKline Plc	85,506	2,269,034
Shire Plc-ADR	7,000	517,860

		2,786,894

Publishing & Printing — 0.0%
United Business Media Plc	14,400	204,026

Telecommunications — 0.4%
Vodafone Group Plc	820,668	2,963,579

Transportation — 0.1%
Arriva Plc	19,800	312,945
National Express Group Plc	11,400	288,522

		601,467

Total United Kingdom		24,926,424

United States — 45.2%
Aerospace — 1.0%
AAR Corp.(b)	4,300	130,462
Argon ST, Inc.(b)	6,600	130,680
BE Aerospace, Inc.(b)	15,000	622,950
The Boeing Co.	19,800	2,078,802
Curtiss-Wright Corp.	1,125	53,437
Goodrich Corp.	8,200	559,486
Lockheed Martin Corp.	11,150	1,209,664
Orbital Sciences Corp.(b)	6,850	152,344
Raytheon Co.	23,500	1,499,770
United Technologies Corp.	19,150	1,541,192

		7,978,787

Air Transportation — 0.1%
Continental Airlines, Inc. - Class B(b)	14,775	488,018

Banks — 2.9%
Bank of America Corp.	86,950	4,370,976
The Bank of New York Mellon Corp.	12,940	571,172
Boston Private Financial Holdings, Inc.	4,600	128,064
Citigroup, Inc.	75,800	3,537,586
City National Corp.	800	55,608
CoBiz, Inc.	6,400	109,568
Colonial BancGroup, Inc.	2,800	60,536
Columbia Banking System, Inc.	3,500	111,370
Cullen/Frost Bankers, Inc.	10,056	504,007
East West Bancorp, Inc.	1,900	68,324
Fidelity National Information Services, Inc.	13,800	612,306
First Midwest Bancorp, Inc.	15,410	526,406
First State Bancorporation	2,400	47,136
Greenhill & Co., Inc.	2,000	122,100
JPMorgan Chase & Co.	99,000	4,536,180
KBW, Inc.(b)	5,100	146,778
People’s United Financial, Inc.	35,600	615,168
Signature Bank(b)	3,750	132,112
Trustmark Corp.	2,100	58,884

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
United States (Continued)
Banks (Continued)
U.S. Bancorp	19,650	$639,214
UMB Financial Corp.	2,750	117,865
Umpqua Holdings Corp.	6,350	127,064
Wachovia Corp.	35,700	1,790,355
Webster Financial Corp.	1,450	61,074
Wells Fargo & Co.	63,850	2,274,337
Wintrust Financial Corp.	17,910	764,578
Zions Bancorporation	5,230	359,144

		22,447,912

Beverages & Bottling — 1.0%
The Coca-Cola Co.	81,650	4,692,426
Coca-Cola Enterprises, Inc.	32,000	775,040
Constellation Brands, Inc.(b)	22,600	547,146
Molson Coors Brewing Co. - Class B	10,475	1,044,043
Pepsi Bottling Group, Inc.	22,650	841,900

		7,900,555

Broadcasting — 0.5%
Belo Corp.	31,402	545,139
CBS Corp. - Class B	28,600	900,900
CKX, Inc.(b)	53,900	663,509
DIRECTV Group, Inc.(b)	58,450	1,419,166
Outdoor Channel Holdings, Inc.(b)	7,269	65,639

		3,594,353

Business Services — 0.6%
The Advisory Board Co.(b)	3,100	181,257
Alliance Data Systems Corp.(b)	525	40,656
The Brink’s Co.	12,450	695,706
Cohen & Steers, Inc.	550	20,366
CommVault Systems, Inc.(b)	7,450	137,974
Convergys Corp.(b)	3,550	61,628
DeVry, Inc.	1,600	59,216
Diamond Management & Technology Consultants, Inc.	17,194	158,185
ExlService Holdings, Inc.(b)	14,196	301,807
Expedia, Inc.(b)	29,200	930,896
Forrester Research, Inc.(b)	14,750	347,657
Healthcare Services Group, Inc.	6,758	136,975
Hewitt Associates, Inc. - Class A(b)	7,720	270,586
Hiedrick & Struggles International, Inc.(b)	2,000	72,900
HMS Holdings Corp.(b)	4,225	103,977
Iron Mountain, Inc.(b)	19,100	582,168
ITT Educational Services, Inc.(b)	525	63,887
Manpower, Inc.	900	57,915
National Financial Partners Corp.	2,350	124,503
Net1 UEPS Technologies, Inc.(b)	2,550	69,284
W.W. Grainger, Inc.	3,864	352,358

		4,769,901

Chemicals — 0.8%
Agrium, Inc.	15,950	867,361
Ashland, Inc.	5,440	327,542
Celanese Corp. - Series A	49,410	1,926,002
The Dow Chemical Co.	27,600	1,188,456
Eastman Chemical Co.	10,500	700,665
The Lubrizol Corp.	15,125	984,032
Lyondell Chemical Co.	2,725	126,304
Rockwood Holdings, Inc.(b)	1,800	64,494

		6,184,856

Computer & Office Equipment — 2.1%
Apple Computer, Inc.(b)	25,583	3,928,014
Cisco Systems, Inc.(b)	184,368	6,104,425
Electronics for Imaging, Inc.(b)	23,610	634,165
Hewlett-Packard Co.	53,513	2,664,412
International Business Machines Corp.	20,800	2,450,240
NCR Corp.(b)	4,035	200,943
Phase Metrics, Inc.(b)(e)	50,574	1,011
Western Digital Corp.(b)	4,000	101,280

		16,084,490

Computer Software & Services — 3.5%
ACI Worldwide, Inc.(b)	18,050	403,418
Adobe Systems, Inc.(b)	81,300	3,549,558
Aladdin Knowledge Systems Ltd.(b)	10,350	231,426
Blackboard, Inc.(b)	8,189	375,384
CACI International, Inc.(b)	1,600	81,744
Cadence Design Systems, Inc.(b)	40,675	902,578
Computer Sciences Corp.(b)	12,250	684,775
comScore, Inc.(b)	200	5,400
DemandTec, Inc.(b)	2,700	36,855
DST Systems, Inc.(b)	1,125	96,536
eBay, Inc.(b)	8,700	339,474
Electronic Arts, Inc.(b)	8,900	498,311
Foundry Networks, Inc.(b)	30,000	533,100
Google, Inc.-Class A(b)	8,518	4,832,006
Guidance Software, Inc.(b)	10,300	130,501
i2 Technologies, Inc.(b)	11,650	177,662
IHS, Inc.(b)	15,750	889,718
Ingram Micro, Inc. - Class A(b)	3,450	67,654
International Game Technology	25,310	1,090,861
Jack Henry & Associates, Inc.	20,400	527,544
Juniper Networks, Inc.(b)	45,750	1,674,908
Lawson Software, Inc.(b)	15,200	152,152
McAfee, Inc.(b)	1,500	52,305
MICROS Systems, Inc.(b)	8,300	540,081
Microsoft Corp.	43,800	1,290,348
Move, Inc.(b)	24,650	68,034
NAVTEQ Corp.(b)	2,300	179,331
Nuance Communications, Inc.(b)	20,600	397,786
Oracle Corp.(b)	51,000	1,104,150
Parametric Technology Corp.(b)	17,200	299,624
Phase Forward, Inc.(b)	9,400	188,094
PROS Holdings, Inc.(b)	3,000	36,210
Quality Systems, Inc.	2,700	98,901
Riverbed Technology, Inc.(b)	26,894	1,086,249
Salesforce.com, Inc.(b)	32,450	1,665,334
SonicWALL, Inc.(b)	26,850	234,400
Sun Microsystems, Inc.(b)	168,950	947,810
Sybase, Inc.(b)	3,325	76,907
Sykes Enterprises, Inc.(b)	14,850	246,658
Synopsys, Inc.(b)	1,700	46,036
Tech Data Corp.(b)	15,760	632,291
Trident Microsystems, Inc.(b)	6,800	108,052
The TriZetto Group, Inc.(b)	8,833	154,666

See accompanying notes to financial statements.

12	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
United States (Continued)
Computer Software & Services (Continued)
VeriFone Holdings, Inc.(b)	4,300	$190,619
VMware, Inc.(b)	7,700	654,500

		27,579,951

Construction — 0.0%
Dycom Industries, Inc.(b)	2,200	67,386
NVR, Inc.(b)	125	58,781
United Rentals, Inc.(b)	1,875	60,319

		186,486

Containers — 0.2%
Owens-Illinois, Inc.(b)	6,620	274,399
Packaging Corp. of America	4,100	119,187
Pactiv Corp.(b)	18,450	528,777
Silgan Holdings, Inc.	3,050	163,937
Smurfit-Stone Container Corp.(b)	33,000	385,440

		1,471,740

Credit Institutions — 0.0%
Discover Financial Services LLC	5,200	108,160

Electronics — 0.7%
Agilent Technologies, Inc.(b)	11,480	423,382
Ametek, Inc.	16,050	693,681
Amphenol Corp.	16,400	652,064
Arrow Electronics, Inc.(b)	3,300	140,316
Brady Corp.	3,500	125,580
Emerson Electric Co.	18,350	976,587
Intel Corp.	48,650	1,258,089
Intersil Corp. - Class A	17,690	591,377
L-3 Communications Holdings, Inc.	2,610	266,586
RF Micro Devices, Inc.(b)	25,000	168,250

		5,295,912

Energy & Utilities — 1.7%
Airgas, Inc.	2,300	118,749
Alliant Energy Corp.	2,600	99,632
Black Hills Corp.	2,925	119,983
CenterPoint Energy, Inc.	81,150	1,300,834
Constellation Energy Group, Inc.	6,210	532,756
DTE Energy Co.	9,400	455,336
Duke Energy Corp.	27,300	510,237
Edison International	20,740	1,150,033
El Paso Electric Co.(b)	4,100	94,833
Entergy Corp.	6,240	675,730
Equitable Resources, Inc.	15,040	780,125
Evergreen Energy, Inc.(b)	11,500	58,650
Exelon Corp.	6,500	489,840
FirstEnergy Corp.	17,350	1,098,949
FPL Group, Inc.	10,200	620,976
Houston Wire & Cable Co.	3,800	68,818
Longview Energy Co. (acquired 01/31/05, cost $48,000)(b)(c)(e)(f)	3,200	64,000
NRG Energy, Inc.(b)	12,550	530,740
Ocean Power Technologies, Inc.(b)	1,000	15,700
PG&E Corp.	25,100	1,199,780
PPL Corp.	12,780	591,714
Public Service Enterprise Group, Inc.	14,180	1,247,698
Puget Energy, Inc.	4,250	103,997
Questar Corp.	10,600	556,818
UIL Holdings Corp.	4,900	154,350
Vectren Corp.	3,575	97,562
Westar Energy, Inc.	3,650	89,644
Wisconsin Energy Corp.	7,130	321,064

		13,148,548

Entertainment & Leisure — 1.1%
DreamWorks Animation SKG, Inc. - Class A(b)	20,000	668,400
Las Vegas Sands Corp.(b)	13,201	1,761,277
Morgans Hotel Group Co.(b)	7,265	158,014
Orient-Express Hotels Ltd. - Class A	18,637	955,519
Pinnacle Entertainment, Inc.(b)	35,060	954,684
Royal Caribbean Cruises Ltd.	15,300	597,159
Scientific Games Corp. - Class A(b)	19,950	750,120
Sotheby’s	1,775	84,827
Vail Resorts, Inc.(b)	4,350	270,962
The Walt Disney Co.	64,400	2,214,716
World Wrestling Entertainment, Inc.	5,400	81,432

		8,497,110

Finance — 1.9%
Affiliated Managers Group, Inc.(b)	3,275	417,595
AllianceBernstein Holding LP	4,700	413,929
Ambac Financial Group, Inc.	7,315	460,187
American Express Co.	48,640	2,887,757
AmeriCredit Corp.(b)	27,200	478,176
Ameriprise Financial, Inc.	6,450	407,060
Capital One Financial Corp.	3,565	236,823
CIT Group, Inc.	29,130	1,171,026
CME Group, Inc.	1,350	792,922
Deluxe Corp.	1,700	62,628
eTelecare Global Solutions, Inc.(b)	8,800	96,448
Evercore Partners, Inc.	2,900	76,241
Fannie Mae	6,900	419,589
The Goldman Sachs Group, Inc.	10,450	2,264,933
Morgan Stanley	16,050	1,011,150
NGP Capital Resources Co.	2,700	43,821
NYSE Euronext, Inc.	15,900	1,258,803
Raymond James Financial, Inc.	2,375	78,019
Sumitomo Mitsui Financial Group, Inc.	75	584,382
T. Rowe Price Group, Inc.	5,450	303,510
TD Ameritrade Holding Corp.(b)	67,700	1,233,494
Wright Express Corp.(b)	6,250	228,062

		14,926,555

Food & Agriculture — 0.9%
Bunge Ltd.	8,050	864,972
Corn Products International, Inc.	6,575	301,595
Dean Foods Co.	18,570	475,021
Del Monte Foods Co.	55,916	587,118
Diamond Foods, Inc.	3,800	78,508
Monsanto Co.	41,286	3,539,862
NBTY, Inc.(b)	1,900	77,140
Panera Bread Co. - Class A(b)	9,250	377,400
Pilgrim’s Pride Corp.	13,030	452,532
Sanderson Farms, Inc.	1,300	54,171

		6,808,319

Insurance — 2.1%
ACE Ltd.	12,700	769,239
Aetna, Inc.	19,400	1,052,838
American Financial Group, Inc.	3,400	96,866
See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	13

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
United States (Continued)
Insurance (Continued)
American International Group, Inc.	38,850	$2,628,202
Arch Capital Group Ltd.(b)	3,950	293,920
Assurant, Inc.	10,110	540,885
AXIS Capital Holdings Ltd.	30,630	1,191,813
CHUBB Corp.	20,150	1,080,846
Conseco, Inc.(b)	27,521	440,336
Endurance Specialty Holdings Ltd.	10,841	450,444
Everest Re Group Ltd.	1,075	118,508
First Mercury Financial Corp.(b)	9,400	202,194
HCC Insurance Holdings, Inc.	2,750	78,760
MetLife, Inc.	18,750	1,307,438
National Atlantic Holdings Corp. - Class A(b)	4,900	45,374
Nationwide Financial Services, Inc.	7,350	395,577
PartnerRe Ltd.	975	77,015
Platinum Underwriters Holdings Ltd.	1,941	69,798
RenaissanceRe Holdings Ltd.	4,800	313,968
Travelers Companies, Inc.	29,150	1,467,411
UnumProvident Corp.	35,050	857,673
W.R. Berkley Corp.	3,600	106,668
WellPoint, Inc.(b)	22,750	1,795,430
XL Capital Ltd.	16,610	1,315,512

		16,696,715

Leasing — 0.0%
Avis Budget Group, Inc.(b)	3,175	72,676
GATX Corp.	1,200	51,300

		123,976

Machinery & Heavy Equipment — 0.2%
AGCO Corp.(b)	8,400	426,468
Albany International Corp. - Class A	8,490	318,290
Altra Holdings, Inc.(b)	5,000	83,350
Bucyrus International, Inc. - Class A	2,300	167,739
H&E Equipment Services, Inc.(b)	4,300	77,314
Joy Global, Inc.	5,750	292,445
Terex Corp.(b)	6,150	547,473

		1,913,079

Manufacturing — 3.8%
Accuride Corp.(b)	4,400	53,284
Actuant Corp. - Class A	4,950	321,602
Acuity Brands, Inc.	1,350	68,148
AptarGroup, Inc.	1,900	71,953
Blount International, Inc.(b)	2,800	31,808
Chart Industries, Inc.(b)	4,900	157,584
Chattem, Inc.(b)	2,500	176,300
Corning, Inc.	119,649	2,949,348
Crane Co.	1,300	62,361
Cummins, Inc.	3,475	444,418
Danaher Corp.	18,300	1,513,593
Dover Corp.	9,490	483,516
Eaton Corp.	10,240	1,014,170
Elizabeth Arden, Inc.(b)	9,775	263,534
Energizer Holdings, Inc.(b)	8,600	953,310
Foster Wheeler Ltd.(b)	13,998	1,837,657
Fuller (H.B.) Co.	4,000	118,720
Gardner Denver, Inc.(b)	10,250	399,750
General Cable Corp.(b)	3,670	246,330
General Electric Co.	220,368	9,123,235
Hardinge, Inc.	5,200	181,116
Harsco Corp.	1,350	80,014
Hexel Corp.(b)	3,750	85,162
Honeywell International, Inc.	43,360	2,578,619
IDEX Corp.	15,225	554,038
iRobot Corp.(b)	3,300	65,604
Jones Apparel Group, Inc.	22,020	465,283
Ladish Co., Inc.(b)	1,850	102,638
Mettler-Toledo International, Inc.(b)	525	53,550
Newell Rubbermaid, Inc.	32,700	942,414
Parker Hannifin Corp.	10,900	1,218,947
Phillips-Van Heusen Corp.	1,525	80,032
Polypore International, Inc.(b)	18,870	265,312
Precision Castparts Corp.	3,325	492,034
Quanex Corp.	8,900	418,122
RBC Bearings, Inc.(b)	2,450	93,957
Smith & Wesson Holding Corp.(b)	5,172	98,733
SPX Corp.	650	60,164
The Stanley Works	1,350	75,776
Textron, Inc.	4,980	309,806
The Warnaco Group, Inc.(b)	4,559	178,120
Watson Wyatt Worldwide, Inc.	4,700	211,218
Whirlpool Corp.	12,390	1,103,949

		30,005,229

Measuring & Controlling Devices — 0.4%
Thermo Electron Corp.(b)	52,100	3,007,212

Medical & Medical Services — 1.2%
Amedisys, Inc.(b)	4,300	165,206
Apria Healthcare Group, Inc.(b)	2,500	65,025
Baxter International, Inc.	7,600	427,728
Coventry Health Care, Inc.(b)	13,070	813,085
Cross Country Healthcare, Inc.(b)	4,000	69,880
Health Net, Inc.(b)	1,075	58,104
Henry Schein, Inc.(b)	21,000	1,277,640
Invitrogen Corp.(b)	5,675	463,818
Kindred Healthcare, Inc.(b)	2,750	49,252
Magellan Health Services, Inc.(b)	9,700	393,626
MedCath Corp.(b)	4,900	134,554
Medco Health Solutions, Inc.(b)	25,635	2,317,148
Noven Pharmaceuticals, Inc.(b)	2,200	35,046
Omnicare, Inc.	13,209	437,614
Pediatrix Medical Group, Inc.(b)	18,650	1,220,083
Quest Diagnostics, Inc.	7,830	452,339
Santarus, Inc.(b)	23,950	63,468
UnitedHealth Group, Inc.	11,800	571,474
WellCare Health Plans, Inc.(b)	1,150	121,244

		9,136,334

Medical Instruments & Supplies — 1.5%
Align Technology, Inc.(b)	6,200	157,046
Allscripts Healthcare Solutions, Inc.(b)	5,700	154,071
Beckman Coulter, Inc.	1,500	110,640
Becton, Dickinson & Co.	8,150	668,708
Bruker BioSciences Corp.(b)	7,750	68,200
C.R. Bard, Inc.	8,950	789,300
Charles River Laboratories International, Inc.(b)	2,200	123,530
CONMED Corp.(b)	2,750	76,972
The Cooper Cos., Inc.,	6,650	348,593
Cutera, Inc.(b)	5,900	154,639
DENTSPLY International, Inc.	2,275	94,731

See accompanying notes to financial statements.

14	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
United States (Continued)
Medical Instruments & Supplies (Continued)
DJ Orthopedics, Inc.(b)	10,070	$494,437
ev3, Inc.(b)	9,250	151,885
Hillenbrand Industries, Inc.	7,987	439,445
Hologic, Inc.(b)	25,350	1,546,350
Home Diagnostics, Inc.(b)	2,600	24,908
Immucor, Inc.(b)	4,400	157,300
Johnson & Johnson	38,800	2,549,160
Kinetic Concepts, Inc.(b)	9,450	531,846
Kyphon, Inc.(b)	3,200	224,000
Martek Biosciences Corp.(b)	16,400	476,092
Mentor Corp.	1,375	63,319
MWI Veterinary Supply, Inc.(b)	2,447	92,374
Orthofix International NV(b)	2,600	127,322
SonoSite, Inc.(b)	5,200	158,704
Waters Corp.(b)	900	60,228
Wright Medical Group, Inc.(b)	9,505	254,924
Zimmer Holdings, Inc.(b)	14,650	1,186,504
Zoll Medical Corp.(b)	6,400	165,888

		11,451,116

Metal & Mining — 1.3%
Alcoa, Inc.	10,100	395,112
Alpha Natural Resources, Inc.(b)	1,000	23,230
AM Castle & Co.	3,000	97,800
Century Aluminum Co.(b)	11,550	608,108
CONSOL Energy, Inc.	81,530	3,799,298
Foundation Coal Holdings, Inc.	900	35,280
Freeport-McMoRan Copper & Gold, Inc. - Class B	20,032	2,101,156
Kinross Gold Corp.(b)	22,235	333,080
Massey Energy Co.	66,308	1,446,841
Peabody Energy Corp.	13,998	670,084
Reliance Steel & Aluminum Co.	7,430	420,092
Steel Dynamics, Inc.	2,050	95,735
United States Steel Corp.	2,850	301,929

		10,327,745

Miscellaneous Services — 0.1%
TeleTech Holdings, Inc.(b)	19,100	456,681

Motor Vehicles — 0.5%
ArvinMeritor, Inc.	3,600	60,552
Ford Motor Co.(b)	37,578	319,037
General Motors Corp.	9,550	350,485
Oshkosh Truck Corp.	31,550	1,955,154
PACCAR, Inc.	8,000	682,000
TRW Automotive Holdings Corp.(b)	11,100	351,648

		3,718,876

Oil & Gas — 4.2%
Allis-Chalmers Energy, Inc.(b)	1,900	35,986
American Oil & Gas, Inc.(b)	5,947	34,671
Anadarko Petroleum Corp.	7,650	411,188
Atwood Oceanics, Inc.(b)	2,600	199,056
Baker Hughes, Inc.	4,500	406,665
BJ Services Co.	7,200	191,160
Bois d’Arc Energy, Inc.(b)	3,400	65,178
Cal Dive International, Inc.(b)	4,300	64,500
Callon Petroleum Co.(b)	2,500	34,800
Cameron International Corp.(b)	925	85,368
CanArgo Energy Corp.(b)	191,100	147,147
Chesapeake Energy Corp.	46,200	1,629,012
Chevron Corp.	40,800	3,818,064
Cimarex Energy Co.	2,975	110,819
Clayton Williams Energy, Inc.(b)	20,823	687,159
Complete Production Services, Inc.(b)	900	18,432
Comstock Resources, Inc.(b)	8,525	262,911
ConocoPhillips	35,700	3,133,389
Delta Petroleum Corp.(b)	7,655	137,407
Devon Energy Corp.	2	166
Diamond Offshore Drilling, Inc.	7,857	890,120
Energen Corp.	8,900	508,368
ENSCO International, Inc.	22,050	1,237,005
EOG Resources, Inc.	23,500	1,699,755
EXCO Resources, Inc.(b)	7,000	115,780
Exxon Mobil Corp.	54,450	5,039,892
Frontier Oil Corp.	1,350	56,214
Gasco Energy, Inc.(b)	18,500	34,225
GlobalSantaFe Corp.	23,887	1,815,890
Goodrich Petroleum Corp.(b)	3,450	109,365
Grant Prideco, Inc.(b)	7,090	386,547
Halliburton Co.	6,330	243,072
Helmerich & Payne, Inc.	2,600	85,358
Hercules Offshore, Inc.(b)	5,300	138,383
Ion Geophysical Corp.(b)	3,800	52,554
Marathon Oil Corp.	11,250	641,475
Mariner Energy, Inc.(b)	5,500	113,905
Matador Resources Co. (acquired 01/31/05 through 04/19/06, cost $62,950)(b)(c)(e)(f)	2,895	86,850
National-Oilwell, Inc.(b)	4,700	679,150
Newfield Exploration Co.(b)	20,884	1,005,773
Noble Corp.	3,600	176,580
Noble Energy, Inc.	2,850	199,614
Oceaneering International, Inc.(b)	1,400	106,120
Oil States International, Inc.(b)	4,000	193,200
Parallel Petroleum Corp.(b)	4,879	82,894
Particle Drilling Technologies, Inc.(b)	5,400	17,820
Precision Drilling Trust	3,300	63,195
Pride International, Inc.(b)	13,800	504,390
Schlumberger Ltd.	21,350	2,241,750
Smith International, Inc.	6,400	456,960
Southwestern Energy Co.(b)	9,120	381,672
St. Mary Land & Exploration Co.	2,575	91,850
Superior Energy Services, Inc.(b)	4,950	175,428
Tidewater, Inc.	2,050	128,822
Transocean, Inc.(b)	3,800	429,590
Treasure Island Royalty Trust(b)	217,129	52,111
TXCO Resources, Inc.(b)	8,700	77,952
Valero Energy Corp.	11,550	775,929
Weatherford International Ltd.(b)	7,300	490,414

		33,059,050

Personal Services — 0.0%
Life Time Fitness, Inc.(b)	5,900	361,906

Pharmaceuticals — 1.8%
Abbott Laboratories	47,100	2,525,502
Axcan Pharma, Inc.(b)	6,200	128,774
Cephalon, Inc.(b)	1,225	89,499
Dyax Corp.(b)	19,900	71,640
Eli Lilly & Co.	22,300	1,269,539
Endo Pharmaceuticals Holdings, Inc.(b)	13,250	410,882
Gilead Sciences, Inc.(b)	47,100	1,924,977
IMS Health, Inc.	12,600	386,064
Kendle International, Inc.(b)	3,000	124,590

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	15

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks (Continued)
United States (Continued)
Pharmaceuticals (Continued)
King Pharmaceuticals, Inc.(b)	42,200	$494,584
Medicis Pharmaceutical Corp.	21,150	645,287
Merck & Co., Inc.	74,070	3,828,678
Myriad Genetics, Inc.(b)	1,900	99,085
Pfizer, Inc.	96,100	2,347,723
Watson Pharmaceuticals, Inc.(b)	1,700	55,080

		14,401,904

Publishing & Printing — 0.1%
Dolan Media Co.(b)	5,912	143,662
The McGraw-Hill Cos., Inc.	8,800	448,008
R.R. Donnelley & Sons Co.	17,040	622,982

		1,214,652

Railroad & Shipping — 0.3%
Norfolk Southern Corp.	11,430	593,331
Union Pacific Corp.	10,100	1,141,906
UTI Worldwide, Inc.	15,000	344,700

		2,079,937

Real Estate — 0.7%
Apartment Investment & Management Co. (REIT)	12,450	561,868
Arbor Realty Trust, Inc. (REIT)	8,828	166,761
BioMed Realty Trust, Inc. (REIT)	3,800	91,580
Boston Properties, Inc. (REIT)	5,380	558,982
Brandywine Realty Trust (REIT)	2,300	58,213
California Coastal Communities, Inc.(b)	2,004	24,649
CB Richard Ellis Group, Inc. - Class A (REIT)(b)	19,725	549,144
Corporate Office Properties Trust (REIT)	1,500	62,445
Education Realty Trust, Inc. (REIT)	7,750	104,625
Gramercy Capital Corp. (REIT)	3,800	95,646
Highwoods Properties, Inc.	2,100	77,007
Hospitality Properties Trust (REIT)	11,425	464,426
Jones Lang LaSalle, Inc. (REIT)	800	82,208
LaSalle Hotel Properties (REIT)	4,500	189,360
Mack-Cali Realty Corp. (REIT)	10,690	439,359
ProLogis (REIT)	19,930	1,322,356
Simon Property Group, Inc. (REIT)	9,160	916,000

		5,764,629

Restaurants — 0.3%
Carrols Restaurant Group, Inc.(b)	5,900	66,080
CKE Restaurants, Inc.	8,670	140,541
Darden Restaurants, Inc.	1,400	58,604
Jack-in-the-Box, Inc.(b)	1,000	64,840
McDonald’s Corp.	34,100	1,857,427
Ruth’s Chris Steak House, Inc.(b)	6,300	89,775

		2,277,267

Retail Merchandising — 2.7%
Advance Auto Parts, Inc.	22,730	762,819
Amazon.com, Inc.(b)	15,000	1,397,250
AutoZone, Inc.(b)	625	72,587
Barnes & Noble, Inc.	1,825	64,350
Best Buy Co., Inc.	10,100	464,802
Big Lots, Inc.(b)	2,750	82,060
Borders Group, Inc.	20,040	267,133
The Children’s Place Retail Stores, Inc.(b)	3,250	78,910
Copart, Inc.(b)	5,500	189,145
Dick’s Sporting Goods, Inc.(b)	6,588	442,384
Dollar Tree Stores, Inc.(b)	28,475	1,154,376
GameStop Corp.(b)	16,800	946,680
Golfsmith International Holdings, Inc.(b)	9,600	67,200
Gymboree Corp.(b)	1,750	61,670
J. Crew Group, Inc.(b)	1,075	44,612
J.C. Penney Co., Inc.	20,550	1,302,254
Jos. A. Bank Clothiers, Inc.(b)	1,800	60,156
Kohl’s Corp.(b)	33,300	1,909,089
The Kroger Co.	28,700	818,524
Limited Brands, Inc.	23,560	539,288
Longs Drug Stores Corp.	7,330	364,081
Macy’s, Inc.	64,902	2,097,633
The Men’s Wearhouse, Inc.	975	49,257
Office Depot, Inc.(b)	31,250	644,375
RadioShack Corp.	16,275	336,242
Safeway, Inc.	19,760	654,254
Sally Beauty Holdings, Inc.(b)	14,600	123,370
SUPERVALU, Inc.	8,120	316,761
The Talbots, Inc.	18,846	339,228
TJX Cos., Inc.	38,700	1,125,009
Walgreen Co.	32,619	1,540,922
Wal-Mart Stores, Inc.	53,286	2,325,934
The Wet Seal, Inc. - Class A(b)	18,400	71,208

		20,713,563

Security Brokers & Dealers — 0.2%
GFI Group, Inc.(b)	850	73,202
Lehman Brothers Holdings, Inc.	12,000	740,760
Piper Jaffray Cos., Inc.(b)	13,490	723,064
Waddell & Reed Financial, Inc.	5,600	151,368

		1,688,394

Semiconductors & Related Devices — 0.9%
Avnet, Inc.(b)	10,050	400,593
Broadcom Corp. - Class A(b)	20,700	754,308
Lam Research Corp.(b)	23,820	1,268,653
Micrel, Inc.	11,350	122,580
Micron Technology, Inc.(b)	31,520	349,872
Microsemi Corp.(b)	8,000	223,040
NVIDIA Corp.(b)	11,400	413,136
PMC-Sierra, Inc.(b)	204,250	1,713,658
Standard Microsystems Corp.(b)	7,650	293,913
STMicroelectronics NV - NY Shares	65,442	1,096,153
Teradyne, Inc.(b)	29,100	401,580
Ultra Clean Holdings, Inc.(b)	7,604	111,779

		7,149,265

Soaps & Cosmetics — 0.4%
Bare Escentuals, Inc.(b)	16,600	412,842
The Procter & Gamble Co.	41,830	2,942,322

		3,355,164

Telecommunications — 2.4%
ADC Telecommunications, Inc.(b)	3,775	74,028
Amdocs Ltd.(b)	26,147	972,407
American Tower Corp. - Class A(b)	11,600	505,064
Anixter International, Inc.(b)	4,349	358,575
Arris Group, Inc.(b)	4,150	51,253
AT&T, Inc.	161,978	6,853,289
Avid Technology, Inc.(b)	6,680	180,894
CenturyTel, Inc.	1,175	54,309
Clearwire Corp.(b)	14,450	353,158

See accompanying notes to financial statements.

16	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Number of Shares	Value
Common Stocks (Continued)
United States (Continued)
Telecommunications (Continued)
EMS Technologies, Inc.(b)		12,000	$294,360
Harris Corp.		17,850	1,031,552
Iowa Telecommunications Services, Inc.		6,200	123,070
iPCS, Inc.		3,200	110,048
NII Holdings, Inc.(b)		31,327	2,573,513
Occam Networks, Inc.(b)		6,400	60,928
QUALCOMM, Inc.		33,140	1,400,496
Tessera Technologies, Inc.(b)		3,500	131,250
Verizon Communications, Inc.		75,844	3,358,372
Virgin Media, Inc.		6,600	160,182

			18,646,748

Textiles — 0.1%
Carter’s, Inc.(b)		20,370	406,381
Kenneth Cole Productions, Inc.		2,200	42,614
Mohawk Industries, Inc.(b)		500	40,650

			489,645

Tobacco — 0.5%
Altria Group, Inc.		49,727	3,457,519
Loews Corp.-Carolina Group		5,810	477,756

			3,935,275

Transportation — 0.3%
Con-Way, Inc.		8,600	395,600
Expeditors International of Washington, Inc.		24,265	1,147,734
Knight Transportation, Inc.		6,200	106,702
Overseas Shipholding Group, Inc.		925	71,068
Ryder Systems, Inc.		10,525	515,725
Vitran Corp., Inc.(b)		5,550	91,908

			2,328,737

Waste Management — 0.2%
Allied Waste Industries, Inc.(b)		76,200	971,550
Clean Harbors, Inc.(b)		2,000	89,040
Republic Services, Inc.		2,350	76,869
URS Corp.(b)		6,810	384,424

			1,521,883

Total United States			353,296,635

TOTAL COMMON STOCKS (Cost $379,601,073)			500,822,136

Preferred Stocks — 0.5%
Netherlands — 0.2%
Retail Merchandising — 0.2%
Koninklijke Ahold NV		112,307	1,697,524

United Kingdom — 0.3%
Food & Agriculture — 0.3%
Tesco Plc		196,083	1,762,203

TOTAL PREFERRED STOCKS (Cost $3,175,612)			3,459,727

	Maturity	Par (000)	Value
Trust Preferred Stocks — 0.6%
Banks — 0.3%
Bank of America Corp., Capital Securities
8.07%(d)	12/31/26	$225	$234,079
First Union Capital I, Capital Securities
7.94%(g)	01/15/27	325	338,582
JPMorgan Chase Capital XXV, Captial Securities
6.80%	10/01/37	1,150	1,151,752
Mellon Captial IV, Capital Securities
6.24%(h)(i)		250	247,237
UBS Preferred Funding Trust, Inc., Capital Securities
8.62%(g)(h)(i)		35	38,012

			2,009,662

Finance — 0.0%
Goldman Sachs Capital Trust II, Unsecured Notes
5.79%(h)(i)		300	283,875
Lehman Brothers Holdings Capital Trust VII, Trust Preferred Securities
5.86%(h)(i)		110	104,798

			388,673

Insurance — 0.1%
CHUBB Corp., Capital Securities
6.38%(h)	03/29/67	175	173,968
MetLife, Inc., Junior Subordinated Debentures
6.40%(h)	12/15/36	390	370,832
Progressive Corp., Junior Subordinated Notes
6.70%(h)	06/15/37	310	300,757

			845,557

Yankee — 0.2%
Banks — 0.1%
Barclays Bank Plc (United Kingdom), Unsecured Notes
7.43%(d)(h)(i)(j)		350	371,938
Royal Bank of Scotland Group Plc (United Kingdom), Subordinated Notes
7.64%(h)(i)(j)(k)		550	550,000

			921,938

Finance — 0.1%
Credit Suisse (Guernsey), Unsecured Notes
5.86%(g)(h)(j)		530	501,317

TOTAL TRUST PREFERRED STOCKS (Cost $4,716,754)			4,667,147

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	17

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Number of Shares		Value
Warrant — 0.0%
Point North Energy Ltd. (issued 07/24/03, expiring 07/23/08, strike price 5.00 CAD) (acquired 07/24/03, cost $0)(b)(e)(f)
(Cost $0)		13,755		$277

	Maturity	Par (000)
U.S. Government & Agency Obligations — 0.2%
Federal Home Loan Mortgage Corp., Unsecured Notes
4.62%	05/28/13	$150		147,423
Resolution Funding Corp., Strip Bonds
6.29%(l)	07/15/18	150		88,243
6.30%(l)	10/15/18	150		87,019
U.S. Treasury Notes
4.12%(m)	08/31/12	1,460		1,454,070

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,757,627)				1,776,755

Mortgage Pass-Throughs — 22.5%
Federal Home Loan Mortgage Corp. ARM
5.03%(h)	12/01/35	679		679,279
Federal Home Loan Mortgage Corp. Gold
8.50%	07/01/09	0	(n)	3
4.00%	05/10-05/19	169		162,705
6.00%	04/13-06/16	114		115,703
4.50%	05/18-08/20	1,394		1,344,285
5.50%(g)	09/21-09/37	6,687		6,596,695
9.50%	12/01/22	219		237,483
8.00%	02/23-08/27	22		23,414
7.50%	09/01/27	0	(n)	308
6.50%	01/29-08/32	64		66,006
5.00%	05/01/34	211		201,462
Federal Home Loan Mortgage Corp. Gold 15 Year TBA
6.00%	10/01/22	1,000		1,012,500
Federal Home Loan Mortgage Corp. Gold 30 Year TBA
6.00%	07/01/35	13,000		13,004,056
5.00%	10/01/37	2,000		1,907,500
5.50%	10/01/37	5,000		4,895,310
Federal National Mortgage Assoc.
8.00%	04/08-02/33	154		162,780
7.00%	08/08-10/32	283		292,648
8.50%	02/01/09	3		3,098
6.50%	01/11-08/37	1,423		1,454,086
6.00%(g)	09/11-06/37	5,088		5,108,104
5.50%(o)	04/17-06/36	7,955		7,882,462
5.00%(g)	01/18-12/35	16,836		16,334,680
4.50%	10/01/18	395		381,401
4.00%	06/01/19	848		799,442
7.50%	10/25-01/31	387		405,664
Federal National Mortgage Assoc. 15 Year TBA
4.50%	10/01/22	1,500		1,444,218
5.00%	10/01/22	3,000		2,940,000
5.50%	10/01/22	900		897,750
6.00%	10/01/22	3,000		3,039,375
Federal National Mortgage Assoc. 30 Year TBA
5.50%	10/01/37	17,800		17,432,875
6.00%	10/01/37	27,300		27,334,125
6.50%	10/01/37	22,000		22,398,750
Federal National Mortgage Assoc. ARM
4.18%(h)	12/01/34	1,004		1,000,788
4.78%(h)	01/01/35	720		710,064
Government National Mortgage Assoc. I
6.50%	02/09-11/28	314		322,098
7.50%	11/10-12/10	27		28,142
6.00%	10/23-02/24	232		234,965
7.00%	09/31-05/32	41		42,450
5.50%	04/33-12/34	643		635,072
Government National Mortgage Assoc. I 30 Year TBA
6.50%	10/01/37	3,400		3,474,375
Government National Mortgage Assoc. II
5.00%(p)	10/20/33	1,134		1,089,499
Government National Mortgage Assoc. II 30 Year TBA
5.50%	10/01/37	11,000		10,837,830
6.00%	10/01/37	10,800		10,849,922
6.50%	10/01/37	8,000		8,162,480
Government National Mortgage Assoc. II ARM
4.75%(h)	05/20/34	160		159,569

TOTAL MORTGAGE PASS-THROUGHS (Cost $176,341,595)				176,105,421

Collateralized Mortgage Obligations — 1.9%
Banc of America Alternative Loan Trust, Series 04-6, Class 4A1
5.00%	07/25/19	60		59,150
Citigroup Mortgage Loan Trust, Series 07-A1, Class A1
6.00%	11/01/37	1,300		1,276,438
Citigroup Mortgage Securities, Inc., Series 07-7, Class 1A1
6.00%	09/25/37	896		882,067
Countrywide Home Loans, Series 03-27, Class M
3.90%(h)	06/25/33	506		506,275
Countrywide Home Loans, Series 03-58, Class B1
4.57%(h)	02/19/34	185		183,768
Fannie Mae Grantor Trust, Series 03-T1, Class R (IO)
0.51%(q)	11/25/12	6,522		154,917
Federal Home Loan Mortgage Corp., Series 235 (IO)
5.50%(q)	02/01/36	1,295		344,450
Federal Home Loan Mortgage Corp., Series 2529, Class MB
5.00%	11/15/17	100		98,093
Federal Home Loan Mortgage Corp., Series 2574, Class HP
5.00%	02/15/18	1,420		1,333,435
Federal Home Loan Mortgage Corp., Series 2707, Class PW
4.00%	07/15/14	158		157,022
Federal Home Loan Mortgage Corp., Series 2864, Class NA
5.50%	01/15/31	137		137,692
Federal National Mortgage Assoc., Series 03-16, Class BC
5.00%	03/25/18	50		48,721

See accompanying notes to financial statements.

18	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Collateralized Mortgage Obligations (Continued)
Federal National Mortgage Assoc., Series 04-88, Class HA
6.50%	07/25/34	$58	$59,264
Federal National Mortgage Assoc., Series 379, Class 5 (IO)
5.00%(q)	07/01/36	1,976	486,922
Master Alternative Loans Trust, Series 04-4, Class 1A1
5.50%	05/25/34	120	117,533
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO)
11.00%(q)	02/17/17	36	8,833
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO)
11.50%(q)	02/17/17	40	35,345
Salomon Brothers Mortgage Securities VI, Series 87-2 (IO)
11.00%(q)	03/06/17	23	6,861
Salomon Brothers Mortgage Securities VI, Series 87-2 (PO)
11.50%(q)	03/06/17	23	19,985
Structured Asset Securities Corp., Series 01-21A, Class B2
7.19%(h)	01/25/32	6	5,925
Structured Asset Securities Corp., Series 03-2A, Class B2II
5.41%(h)	02/25/33	119	120,861
Washington Mutual Mortgage Loan Trust, Series 03-AR3, Class A5
3.93%(h)	04/25/33	186	184,895
Washington Mutual Mortgage Loan Trust, Series 03-AR3, Class B2
4.72%(h)	04/25/33	139	139,081
Washington Mutual Mortgage Loan Trust, Series 03-AR4, Class A6
3.42%(h)	05/25/33	583	580,306
Washington Mutual Mortgage Loan Trust, Series 03-AR5, Class A6
3.70%(h)	06/25/33	820	812,804
Washington Mutual Mortgage Loan Trust, Series 03-AR5, Class B2
4.49%(h)	06/25/33	317	314,546
Washington Mutual Mortgage Loan Trust, Series 03-AR8, Class B1
4.19%(h)	08/25/33	320	319,091
Washington Mutual Mortgage Loan Trust, Series 04-AR1, Class B1
4.49%(h)	03/25/34	1,095	1,091,813
Washington Mutual Mortgage Loan Trust, Series 04-AR3, Class B1
4.17%(h)	06/25/34	223	221,677
Washington Mutual Mortgage Loan Trust, Series 07-OC1, Class A1
5.37%(h)	05/25/37	1,633	1,593,422
Wells Fargo Mortgage Backed Securities Trust, Series 04-K, Class 1A2
4.48%(h)	07/25/34	392	383,127
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR15, Class 2A1
5.11%(h)	09/25/35	2,120	2,085,841
Wells Fargo Mortgage Backed Securities Trust, Series 07-11, Class A96
6.00%	08/25/37	1,087	1,088,474

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,890,614)			14,858,634

Commercial Mortgage Backed Securities — 5.9%
Bank of America-First Union Commercial Mortgage, Series 01-3, Class A2
5.46%(g)	04/11/37	1,375	1,392,607
Bear Stearns Commercial Mortgage Securities, Inc., Series 99-WF2, Class A2
7.08%	07/15/31	246	252,237
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2
7.32%	10/15/32	475	500,986
Bear Stearns Commercial Mortgage Securities, Inc., Series 02-TOP6, Class A1
5.92%	10/15/36	528	535,237
Bear Stearns Commercial Mortgage Securities, Inc., Series 03-T12, Class A4
4.68%	09/13/13	1,025	992,348
Bear Stearns Mortgage Trust, Series 05-4, Class 3A1
5.37%(h)	08/25/35	4,486	4,480,004
CDC Commercial Mortgage Trust, Series 02-FX1, Class A1
5.25%	05/15/19	1,282	1,287,283
Citigroup Commercial Mortgage Trust, Series 07-C6, Class AM
5.89%(h)	06/10/17	475	472,456
Commercial Mortgage Acceptance Corp., Series 98-C2, Class C
6.44%(h)	09/15/30	275	277,421
Commercial Mortgage Acceptance Corp., Series 98-C2, Class E
7.22%(h)	06/15/10	930	975,974
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CP4, Class D
6.61%	12/15/35	1,450	1,523,577
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKN2, Class A3
6.13%	03/15/12	1,000	1,036,272
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2
5.18%	11/15/36	1,090	1,087,334
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2
4.94%	12/15/35	1,010	994,679
Credit Suisse First Boston Mortgage Securities Corp., Series 03-C3, Class A5
3.94%	05/15/38	1,020	953,884
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 99-CG1, Class A1B
6.46%	03/10/32	141	142,956
First Horizon Mortgage Pass-Through Trust, Series 05-AR3, Class 3A1
5.50%(h)	08/25/35	582	582,551
First Union National Bank Commercial Mortgage Trust, Series 01-C2, Class A2
6.66%	01/12/43	970	1,015,838
First Union National Bank Commercial Mortgage Trust, Series 01-C4, Class A2
6.22%	12/12/33	1,140	1,183,710

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	19

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Commercial Mortgage Backed Securities (Continued)
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 98-C2, Class A2
6.56%	11/18/35	$121	$121,622
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	135	139,108
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2
6.96%(g)	09/15/35	1,295	1,362,252
Goldman Sachs Mortgage Securities Corp. II, Series 07-GG10, Class A4
5.99%(h)	08/10/45	1,225	1,245,843
Impac Commercial Mortgage Backed Trust, Series 04-5, Class 1A1
5.49%(h)	10/25/34	105	105,357
Impac Commercial Mortgage Backed Trust, Series 04-7, Class 1A1
5.50%(h)	11/25/34	274	273,856
Impac Commercial Mortgage Backed Trust, Series 04-7, Class M4
6.33%(h)	11/25/34	92	88,387
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-CB17, Class A4
5.43%(h)	12/12/43	975	965,778
JPMorgan Commercial Mortgage Finance Corp., Series 99-C7, Class A2
6.51%	10/15/35	343	345,254
JPMorgan Commercial Mortgage Finance Corp., Series 99-PLSI, Class D
7.29%(h)	02/15/32	650	666,046
Lehman Brothers Commercial Conduit Mortgage Trust, Series 98-C4, Class A1B
6.21%	10/15/35	419	421,618
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A2
7.32%	10/15/32	247	254,353
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class E
7.47%	10/15/32	125	130,874
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C7, Class A4
5.93%	12/15/25	825	839,414
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-WM, Class A1
6.16%(d)	07/14/11	556	569,499
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C8, Class A1
3.64%	11/15/27	319	314,906
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C2, Class A1
2.95%	03/15/29	238	232,340
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C6, Class A1
3.88%	08/15/29	174	171,805
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4
5.37%	09/15/39	470	464,551
Morgan Stanley Capital I, Inc., Series 99-WF1, Class A2
6.21%	11/15/31	383	385,521
Morgan Stanley Capital I, Inc., Series 03-IQ4, Class A2
4.07%	05/15/40	1,025	966,966
Morgan Stanley Capital I, Inc., Series 06-HE2, Class A2A
5.20%(h)	03/25/36	446	444,052
Morgan Stanley Dean Witter Capital I, Inc., Series 01-TOP1, Class A4
6.66%	02/15/33	910	948,916
Morgan Stanley Dean Witter Capital I, Inc., Series 02-TOP7, Class A1
5.38%	01/15/39	240	240,792
Mortgage Capital Funding, Inc., Series 98-MC2, Class B
6.55%	06/18/30	295	295,746
Nationslink Funding Corp., Series 98-2, Class A2
6.48%	08/20/30	147	147,371
Nationslink Funding Corp., Series 98-2, Class B
6.80%	08/20/30	525	530,045
Nationslink Funding Corp., Series 99-2, Class D
7.35%(h)	06/20/31	175	177,992
Salomon Brothers Mortgage Securities VII, Series 00-C3, Class A2
6.59%	11/18/10	1,325	1,372,741
Structured Asset Receivables Trust, Series 03-2
5.72%(d)(h)	01/21/09	441	439,770
Structured Asset Securities Corp., Series 96-CFL, Class X1 (IO)
2.17%(q)	02/25/28	653	15,467
Structured Mortgage Loan, Series 07-3, Class 2A1
5.74%(h)	04/25/37	1,469	1,488,819
TIAA Retail Commercial LLC, Series 01-C1A, Class A4
6.68%(d)	09/19/09	1,305	1,337,515
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A5
5.93%(h)	05/15/43	1,050	1,069,744
Wachovia Bank Commercial Mortgage Trust, Series 07-C33, Class A4
6.10%	02/15/49	1,405	1,442,794
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1
4.24%(d)	05/25/36	306	303,693
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)
2.10%(d)	05/25/36	9,295	383,003
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 1A1
5.68%(h)	03/25/37	3,899	3,891,115
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 4A1
5.35%(h)	03/25/37	1,802	1,789,001

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $46,379,417)			46,071,280

See accompanying notes to financial statements.

20	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Asset Backed Securities — 2.4%
Ace Securities Corp., Series 06-HE2, Class A2A
5.19%(h)	05/25/36	$327	$326,569
Ameriquest Mortgage Securities, Inc., Series 02-3, Class M2
7.01%(h)	08/25/32	66	65,949
Amortizing Residential Collateral Trust, Series 02-BC3, Class M2
6.23%(h)	06/25/32	96	66,835
Amortizing Residential Collateral Trust, Series 02-BC5, Class M2
6.33%(h)	07/25/32	42	36,980
Capital Auto Receivables Asset Trust, Series 05-1, Class A4
4.05%	07/15/09	766	762,902
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%(d)	01/20/09	1,355	1,354,606
Carrington Mortgage Loan Trust, Series 06-NC4, Class A1
5.18%(h)	10/25/36	711	707,552
Centex Home Equity Loan Trust, Series 02-A, Class MF2
6.54%	01/25/32	211	166,708
Centex Home Equity Loan Trust, Series 03-B, Class M3
8.23%(h)	06/25/33	165	91,135
Chase Funding Mortgage Loan Certificates, Series 03-2, Class 1A4
3.99%	08/25/29	23	22,493
Chase Issuance Trust, Series 06, Class A3
5.74%(g)(h)	07/15/11	1,075	1,071,642
Citibank Credit Card Issuance Trust, Series 03, Class A6
2.90%	05/17/10	250	246,646
Citibank Credit Card Issuance Trust, Series 03-A11, Class 03-A11
5.41%(h)	10/15/07	1,085	1,085,022
Countrywide Certificates, Series 02-2, Class M2
6.86%(h)	12/25/31	7	5,650
Countrywide Certificates, Series 03-2, Class M2
6.78%(h)	03/26/33	174	161,095
Countrywide Certificates, Series 03-3, Class M6
8.03%(h)	07/25/32	183	90,782
Countrywide Certificates, Series 03-BCI, Class M2
8.96%(h)	09/25/32	55	45,822
Countrywide Certificates, Series 04-13, Class AV4
5.42%(h)	06/25/35	15	15,255
Countrywide Certificates, Series 06-18, Class 2A1
5.18%(h)	07/25/36	1,207	1,200,747
Credit-Based Asset Servicing and Securitization, Series 04-CB4, Class M1
5.77%(h)	05/25/35	275	265,060
Discover Card Master Trust I, Series 03-2, Class A
5.88%(h)	08/15/10	1,180	1,180,587
General Electric Business Loan Trust, Series 03-1, Class A
6.18%(d)(h)	04/15/31	165	163,904
General Electric Business Loan Trust, Series 03-1, Class B
7.05%(d)(h)	04/15/31	110	106,920
General Electric Business Loan Trust, Series 03-2A, Class B
6.75%(d)(h)	11/15/31	782	776,746
General Electric Business Loan Trust, Series 04-1, Class B
6.45%(d)(h)	05/15/32	188	187,591
Green Tree Financial Corp., Series 96-6, Class A6
7.95%	09/15/27	468	490,939
Green Tree Financial Corp., Series 96-7, Class A6
7.65%	10/15/27	233	242,092
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A
5.81%(h)	11/19/35	784	769,754
Harley-Davidson Motorcycle Trust, Series 05-2, Class A2
4.07%	02/15/12	1,125	1,114,052
Hedged Mutual Fund Fee Trust, Series 03-1A, Class 2
5.22%(d)	11/30/10	284	283,318
Long Beach Mortgage Loan Trust, Series 03-4, Class M5A
9.13%(h)	08/25/33	56	29,308
Long Beach Mortgage Loan Trust, Series 04-1, Class M5
6.23%(h)	02/25/34	475	438,123
Lothian Mortgages Plc, Series 3A, Class A1
5.50%(d)(h)	07/24/19	69	68,729
Massachusetts RRB Special Purpose Trust, Series 01-1, Class A
6.53%	06/01/15	870	914,875
MBNA Credit Card Master Notes Trust, Series 06-A4, Class A4
5.74%(h)	09/15/11	1,650	1,645,117
Nationstar Home Equity Loan Trust, Series 06-B, Class AV1
5.20%(h)	09/25/36	482	480,090
Option One Mortgage Loan Trust, Series 02-6, Class M1
6.26%(h)	11/25/32	32	32,073
Option One Mortgage Loan Trust, Series 02-6, Class M2
7.68%(h)	11/25/32	97	51,619
Option One Mortgage Loan Trust, Series 03-4, Class A4
5.45%(h)	07/25/33	87	86,110
Option One Mortgage Loan Trust, Series 03-4, Class M5A
8.88%(h)	07/25/33	73	23,256
Option One Mortgage Loan Trust, Series 03-5, Class M4
8.03%(h)	08/25/33	37	11,135
Residential Asset Mortgage Products, Inc., Series 03-RZ2, Class B
5.50%(h)	04/25/33	170	101,359
Residential Asset Securities Corp., Series 02-KS4, Class AIIB
5.63%(h)	07/25/32	60	59,145

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	21

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Asset Backed Securities (Continued)
Residential Asset Securities Corp., Series 04-KS3, Class MII3
6.93%(h)	04/25/34	$84	$80,226
Structured Asset Investment Loan Trust, Series 03-BC2, Class M2
7.08%(h)	04/25/33	47	28,980
Structured Asset Investment Loan Trust, Series 03-BC3, Class M2
8.06%(h)	04/25/33	11	6,628
USAA Auto Owner Trust, Series 06-2, Class A3
5.32%	09/15/10	1,625	1,626,051

TOTAL ASSET BACKED SECURITIES (Cost $19,388,176)			18,788,177

Collateralized Debt Obligations — 0.1%
Knollwood Ltd., Series 04-1A, Class C
8.55%(d)(e)(h)	01/10/39	101	30,400
Small Business Administration Participation Certificates, Series 97-20F, Class 1
7.20%	06/01/17	510	528,783

TOTAL COLLATERALIZED DEBT OBLIGATIONS (Cost $611,582)			559,183

Corporate Bonds — 6.3%
Banks — 0.6%
Bank of America Corp., Senior Unsecured Notes
6.00%	09/01/17	550	562,754
Bank of America Corp., Subordinated Bank Notes
6.10%	06/15/17	450	462,218
Bank of America Corp., Subordinated Notes
7.40%	01/15/11	325	345,829
Citigroup, Inc., Senior Unsecured Notes
5.88%(o)	05/29/37	280	269,899
Citigroup, Inc., Subordinated Notes
5.00%	09/15/14	500	481,959
JPMorgan Chase Bank N.A., Subordinated Notes
6.00%	07/05/17	425	429,046
U.S. Bank N.A., Senior Bank Notes
4.40%	08/15/08	575	570,225
Wells Fargo & Co., Senior Unsecured Notes
4.20%(o)	01/15/10	1,200	1,179,907

			4,301,837

Broadcasting — 0.1%
Cablevision Systems Corp., Senior Unsecured Notes
9.82%(h)	04/01/09	325	334,750
Charter Communications Holdings II LLC, Unsecured Notes
10.25%	09/15/10	405	414,112
Echostar DBS Corp., Senior Unsecured Notes
7.00%	10/01/13	30	30,675
7.12%	02/01/16	25	25,687
News America Holdings, Inc., Senior Debentures
7.75%	01/20/24	25	27,381
News America, Inc., Senior Debentures
7.28%	06/30/28	35	36,822
News America, Inc., Senior Unsecured Notes
6.20%	12/15/34	100	94,150
Univision Communications, Inc., Senior Unsecured Notes
9.75%(d)(r)	03/15/15	55	53,625

			1,017,202

Chemicals — 0.0%
Equistar Chemicals LP, Senior Unsecured Notes
10.12%	09/01/08	29	29,943
Huntsman International LLC, Senior Subordinated Notes
7.88%	11/15/14	225	239,625

			269,568

Computer & Office Equipment — 0.1%
IBM Corp., Unsecured Notes
5.70%	09/14/17	360	361,886

Construction — 0.0%
Goodman Global Holdings, Inc., Senior Unsecured Notes
8.36%(h)	06/15/12	145	143,550

Electronics — 0.0%
L-3 Communications Corp., Senior Subordinated Notes
6.38%	10/15/15	35	34,387

Energy & Utilities — 0.2%
AES Eastern Energy LP, Pass-Through Certificates, Series 99-A
9.00%	01/02/17	215	226,640
CMS Energy Corp., Senior Unsecured Notes
6.55%	07/17/17	255	247,299
Florida Power & Light Co., First Mortgage Bonds
5.62%	04/01/34	150	140,920
Forest Oil Corp., Senior Unsecured Notes
7.25%(d)	06/15/19	130	130,000
Midamerican Energy Holdings Co., Bonds
6.50%(d)	09/15/37	250	252,701
NRG Energy, Inc., Senior Unsecured Notes
7.38%	02/01/16	190	190,475
PacifiCorp
6.25%	10/15/37	200	201,322
Tesoro Corp., Senior Unsecured Notes
6.50%(d)	06/01/17	250	248,125
XTO Energy, Inc., Senior Unsecured Notes
6.75%	08/01/37	250	260,858

			1,898,340

Entertainment & Leisure — 0.3%
Comcast Cable Holdings LLC, Senior Debentures
7.88%	08/13-02/26	7	7,697

See accompanying notes to financial statements.

22	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Entertainment & Leisure (Continued)
Comcast Cable Holdings LLC, Senior Notes
7.12%	02/15/28	$35	$36,045
Comcast Corp., Senior Unsecured Notes
7.05%	03/15/33	115	121,216
Comcast Corp., Unsecured Notes
6.50%	01/15/17	850	876,827
6.95%	08/15/37	360	377,859
CSC Holdings, Inc., Senior Unsecured Notes
8.12%	07/15/09	640	651,200
Harrah’s Operating Co., Inc., Senior Notes
5.75%	10/01/17	95	72,675
Riddell Bell Holdings, Inc., Senior Subordinated Notes
8.38%	10/01/12	110	103,400
Seneca Gaming Corp., Senior Unsecured Notes
7.25%	05/01/12	125	125,937
Station Casinos, Inc., Senior Subordinated Notes
6.62%	03/15/18	70	58,625
Time Warner Cos., Inc., Senior Debentures
7.57%	02/01/24	30	32,352
Time Warner, Inc., Senior Debentures
7.62%(p)	04/15/31	200	217,537

			2,681,370

Finance — 1.8%
Arch Western Finance, Senior Notes
6.75%(h)	07/01/13	400	392,000
The Bear Stearns Cos., Inc., Senior Unsecured Notes
6.95%	08/10/12	655	682,914
The Bear Stearns Cos., Inc., Unsecured Notes
6.40%(k)	10/02/17	400	396,264
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
5.41%(h)	01/11/08	60	60,036
4.75%	05/15/12	355	348,203
Credit Suisse First Boston USA, Inc., Senior Unsecured Notes
4.12%	01/15/10	350	343,816
Ford Motor Credit Co., Senior Notes
5.80%	01/12/09	235	226,978
Ford Motor Credit Co., Senior Unsecured Notes
8.62%	11/01/10	250	247,841
Ford Motor Credit Co., Unsecured Notes
9.75%	09/15/10	135	137,725
7.80%	06/01/12	285	271,121
General Electric Capital Corp., Senior Unsecured Notes
5.00%	12/01/10	300	300,665
6.75%(p)	03/15/32	50	55,049
General Electric Capital Corp., Unsecured Notes
5.46%(h)	07/28/08	150	149,919
5.00%(g)	11/15/11	3,445	3,429,439
6.15%(g)	08/07/37	665	682,462
The Goldman Sachs Group, Inc., Senior Unsecured Notes
5.25%(g)	10/15/13	1,050	1,025,811
JPMorgan Chase & Co., Unsecured Notes
5.60%	06/01/11	550	556,974
Lehman Brothers Holdings, Inc., Senior Notes
7.00%	09/27/27	475	486,346
Lehman Brothers Holdings, Inc., Unsecured Notes
5.25%	02/06/12	440	430,891
6.00%	07/19/12	350	355,425
Leucadia National Corp., Senior Unsecured Notes
7.12%	03/15/17	200	190,500
Morgan Stanley, Senior Notes
5.61%(h)	01/09/12	1,655	1,621,309
5.55%	04/27/17	115	111,576
6.25%	08/28/17	1,025	1,046,729
Morgan Stanley, Unsecured Notes
5.05%	01/21/11	360	355,816
NSG Holdings LLC, Notes
7.75%(d)	12/15/25	140	138,600
Russian Federation, Unsubordinated Notes
7.50%(h)	03/31/30	100	112,226
TL Acquisitions, Inc., Senior Unsecured Notes
10.50%(d)	01/15/15	290	286,375

			14,443,010

Food & Agriculture — 0.1%
Kraft Foods, Inc., Senior Unsecured Notes
6.50%	08/11/17	535	552,629

Insurance — 0.0%
Allstate Financial Global Funding LLC, Unsecured Notes
2.50%(d)(g)	06/20/08	325	319,053

Leasing — 0.0%
Rent-A-Center, Senior Subordinated Notes
7.50%	05/01/10	180	171,000

Manufacturing — 0.1%
Georgia-Pacific Corp., Senior Unsecured Notes
7.12%(d)	01/15/17	285	275,738
Jarden Corp., Senior Subordinated Notes
7.50%	05/01/17	75	72,562
Rexnord LLC, Senior Notes
8.88%	09/01/16	30	30,150
Rexnord LLC, Senior Unsecured Notes
9.50%	08/01/14	30	31,050
Rock-Tenn Co., Senior Unsecured Notes
8.20%	08/15/11	250	258,437

			667,937

Medical & Medical Services — 0.0%
Health Management Plc, Senior Unsecured Notes
6.12%	04/15/16	230	200,608
Tenet Healthcare Corp., Senior Unsecured Notes
9.88%	07/01/14	60	54,900

			255,508

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	23

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Medical Instruments & Supplies — 0.0%
Coopers Co., Inc.
7.12%	02/15/15	$250	$246,250

Metal & Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes
8.25%	04/01/15	145	156,600
8.56%(h)	04/01/15	130	135,038
8.38%	04/01/17	445	486,162

			777,800

Motor Vehicles — 0.1%
ArvinMeritor, Inc., Unsecured Notes
8.12%	09/15/15	435	421,950
Lear Corp., Senior Unsecured Notes
8.75%	12/01/16	90	84,600

			506,550

Oil & Gas — 0.2%
Colorado Interstate Gas Co., Senior Unsecured Notes
6.80%	11/15/15	35	36,233
Consolidated Natural Gas, Inc., Senior Debentures
5.00%	03/01/14	20	19,174
EXCO Resources, Inc., Senior Secured Notes
7.25%	01/15/11	65	64,675
Gazprom, Unsecured Notes
9.62%	03/01/13	680	783,523
Newfield Exploration Co., Senior Subordinated Notes
6.62%	09/14-04/16	250	245,025
Targa Resources, Inc., Senior Unsecured Notes
8.50%(d)	11/01/13	10	10,000

			1,158,630

Paper & Forest Products — 0.0%
NewPage Corp., Senior Secured Notes
10.00%	05/01/12	50	52,625
Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co., Senior Debentures
6.88%	08/01/97	25	25,610
Merck & Co., Inc., Senior Unsecured Notes
4.38%	02/15/13	410	393,115

			418,725

Real Estate — 0.2%
American Real Estate Partners LP, Senior Unsecured Notes
7.12%(d)	02/15/13	420	400,050
The Rouse Co., Senior Unsecured Notes (REIT)
6.75%(d)	05/01/13	375	367,850
The Rouse Co., Unsecured Notes (REIT)
3.62%	03/15/09	400	382,899

			1,150,799

Restaurants — 0.0%
Landry’s Restaurants, Inc., Senior Unsecured Notes
7.50%	12/15/14	90	89,550
Michaels Stores, Inc., Senior Subordinated Notes
11.38%(d)	11/01/16	100	102,250
Michaels Stores, Inc., Senior Unsecured Notes
10.00%(d)	11/01/14	145	148,625
Rite Aid Corp., Notes
9.38%(d)	12/15/15	70	65,100
7.50%	03/01/17	320	301,200
Yankee Candle Co., Inc., Senior Subordinated Notes
9.75%	02/15/17	40	37,800

			654,975

Telecommunications — 0.4%
American Tower Corp., Senior Unsecured Notes
7.50%	05/01/12	800	822,000
AT&T, Inc., Unsecured Notes
6.50%	09/01/37	800	824,878
Cincinnati Bell, Inc., Senior Unsecured Notes
7.25%	07/15/13	520	523,900
Citizens Communications Co., Senior Unsecured Notes
7.88%	01/15/27	25	24,375
Qwest Corp., Senior Unsecured Notes
7.88%	09/01/11	100	105,000
Qwest Corp., Unsecured Notes
8.94%(h)	06/15/13	75	80,062
Superior Essex Communications & Essex Group, Senior Notes
9.00%	04/15/12	425	419,688
Verizon Maryland Inc., Debentures
5.12%	06/15/33	10	8,251

			2,808,154

Tires & Rubber — 0.0%
Goodyear Tire & Rubber Co., Senior Notes
8.62%(d)	12/01/11	150	156,750

Waste Management — 0.0%
Aleris International, Inc., Senior Unsecured Notes
9.00%(r)	12/15/14	230	212,750

Yankee — 1.8%
Banks — 0.4%
Anz National Bank International Ltd. (New Zealand), Unsecured Notes
5.47%(d)(h)(j)	04/14/10	1,645	1,640,875
Banco Central de la Republica Dominicana (Dominican Republic), Unsecured Notes
9.04%(j)	01/23/18	33	36,560
Banque Centrale de Tunisie (Tunisia), Senior Unsecured Notes
7.38%(j)	04/25/12	425	454,750
Kazkommerts International BV (Netherlands), Notes
8.00%(j)	11/03/15	640	585,472
Russian Federation, Unsecured Notes
12.75%(d)(j)	06/24/28	120	213,900
Turanalem Finance BV (Netherlands), Unsecured Notes
8.25%(d)(j)	01/22/37	150	126,750

See accompanying notes to financial statements.

24	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Yankee (Continued)
Banks (Continued)
VTB Capital SA (Luxembourg), Unsecured Notes
7.50%(j)	10/12/11	$110	$114,854

			3,173,161

Electronics — 0.0%
NXP BV (Netherlands), Notes
8.11%(h)(j)	10/15/13	190	176,462

Energy & Utilities — 0.2%
ConocoPhillips Funding Co. (Australia), Unsecured Notes
5.46%(g)(h)(j)	04/09/09	1,485	1,479,797
OPTi, Inc. (Canada), Notes
8.25%(d)(j)	12/15/14	175	176,312
Suncor Energy, Inc. (Canada), Unsecured Notes
6.50%(j)	06/15/38	20	20,461

			1,676,570

Finance — 0.0%
Wind Acquisition Finance SA (Luxembourg), Senior Unsecured Notes
10.75%(d)(j)	12/01/15	115	127,363

Government — 0.7%
AID-Israel (Israel), Unsecured Notes
5.50%(j)	04/24-09/33	185	192,284
Oriental Republic of Uruguay Bonds
7.62%(j)	03/31/36	165	176,138
Republic of Argentina, Notes
5.39%(j)	08/03/12	695	394,065
Republic of Argentina, Unsecured Notes
1.33%(h)(j)	12/31/38	370	150,775
Republic of Brazil Bonds
8.25%(j)	01/20/34	100	125,950
11.00%(j)	08/17/40	705	942,937
Republic of Colombia Bonds
7.38%(j)	09/18/37	200	220,000
Republic of Colombia, Unsecured Notes
7.38%(j)	01/27/17	225	244,688
Republic of El Salvador, Unsecured Notes
7.65%(d)(j)	06/15/35	55	61,737
Republic of Indonesia Bonds
6.62%(d)(j)	02/17/37	100	95,625
Republic of Panama, Debentures
8.88%(j)	09/30/27	95	121,125
Republic of Panama, Unsecured Notes
7.12%(j)	01/29/26	170	183,600
Republic of Peru Bonds
6.55%(j)	03/14/37	355	366,360
Republic of Peru, Unsecured Notes
8.75%(j)	11/21/33	135	177,322
Republic of Philippines, Senior Unsecured Notes
9.00%(j)	02/15/13	370	421,800
Republic of Turkey, Unsecured Notes
6.75%(j)	04/03/18	730	725,905
Republic of Venezuela Bonds
9.25%(j)	09/15/27	200	207,000
9.38%(j)	01/13/34	90	93,825
Republic of Venezuela, Unsecured Notes
8.50%(j)	10/08/14	200	200,500
Russian Agricultural Bank (Luxembourg), Senior Unsecured Notes
7.18%(d)(j)	05/16/13	100	101,860
Ukraine Government, Unsecured Notes
6.58%(d)(j)	11/21/16	100	101,000

			5,304,496

Manufacturing — 0.1%
Ford Capital BV (Netherlands), Debentures
9.50%(j)	06/01/10	390	388,050

Metal & Mining — 0.0%
Ispat Inland ULC (Canada), Senior Secured Notes
9.75%(j)	04/01/14	10	10,894

Oil & Gas — 0.1%
Gazprom Capital (Luxembourg), Bonds
6.51%(d)(j)	03/07/22	100	98,990
Gazprom Capital (Luxembourg), Unsecured Notes
9.62%(d)(j)	03/01/13	200	230,780
6.21%(d)(j)	11/22/16	190	188,328

			518,098

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (Canada), Senior Unsecured Notes
9.11%(h)(j)	10/01/10	400	306,000
Domtar, Inc. (Canada), Senior Unsecured Notes
7.12%(j)	08/15/15	100	96,000
Domtar, Inc. (Canada), Unsecured Notes
5.38%(j)	12/01/13	100	91,500
Norske Skog Canada Ltd. (Canada), Senior Unsecured Notes
8.62%(j)	06/15/11	50	39,000

			532,500

Telecommunications — 0.2%
America Movil SAB de CV (Mexico), Unsecured Notes
6.38%(j)	03/01/35	75	73,633
Rogers Wireless, Inc. (Canada), Senior Secured Notes
7.50%(j)	03/15/15	500	535,860
Shaw Communications, Inc. (Canada), Unsecured Notes
7.20%(j)	12/15/11	175	178,937
Telecom Italia Capital (Italy), Senior Unsecured Notes
4.95%(j)	09/30/14	475	448,954
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes
6.42%(j)	06/20/16	150	153,923
7.05%(j)	06/20/36	150	159,777

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	25

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Yankee (Continued)
Telecommunications (Continued)
Vimpelcom (Luxembourg), Notes
8.25%(j)	05/23/16	$100	$102,500
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes
7.75%(j)	02/15/10	125	131,978

			1,785,562

TOTAL CORPORATE BONDS (Cost $49,401,502)			49,043,991

Foreign Bonds — 0.2%
France — 0.1%
France Government Bonds (EUR)
3.75%	04/25/17	550	744,106

Luxembourg — 0.1%
Gazprom Capital, Unsecured Notes (EUR)
5.88%(d)	06/01/15	250	352,030

South Africa — 0.0%
Republic of South Africa Bonds (ZAR)
13.50%	09/15/15	500	94,418

TOTAL FOREIGN BONDS (Cost $1,131,422)			1,190,554

Taxable Municipal Bonds — 0.1%
Atlantic Marine Corp. Communities, Notes (Delaware)
5.34%(d)	12/01/45	600	548,658
Ohana Hawaii Military Communities LLC, Military Housing Revenue Bonds (Navy Housing Privatization Project), Series 04-A, Class 1
6.19%(d)	04/01/49	25	26,083

TOTAL TAXABLE MUNICIPAL BONDS (Cost $625,000)			574,741

	Number of Shares
Exchange-Traded Funds — 0.7%
iShares MSCI Brazil Index Fund	46,000	3,404,460
iShares MSCI South Korea Index Fund	32,000	2,175,680
iShares Russell 2000 Value Index Fund	1,463	112,212

TOTAL EXCHANGE-TRADED FUNDS (Cost $4,958,231)		5,692,352

	Maturity	Par/Shares (000)	Value
Short Term Investments — 10.5%
AIG Funding, Inc.
5.00%(l)	10/29/07	$8,000	$7,969,075
Atlas Funding Corp.
5.86%(l)	10/15/07	600	598,621
Cafco LLC
5.23%(l)	10/26/07	5,000	4,981,944
Calyon North America, Inc.
5.44%(l)	10/10/07	8,000	7,989,160
CIT Group, Inc.
5.41%(l)	10/22/07	530	528,316
Federal Home Loan Bank, Discount Notes
4.00%(l)	10/01/07	400	400,000
HBOS Treasury Services Plc
5.46%(l)	10/23/07	645	642,833
Lehman Brothers Inc.
5.60%(l)	10/22/07	645	642,874
Liberty Street Funding Corp.
5.29%(l)	10/15/07	5,000	4,989,753
Societe Generale
5.52%(l)	10/12/07	8,000	7,986,580
Ticonderoga Funding LLC
5.58%(l)	10/25/07	9,000	8,966,700
UBS Finance Delaware LLC
5.37%(l)	10/12/07	4,000	3,993,461
Galileo Money Market Fund, 4.72%(s)		32,315	32,314,573

TOTAL SHORT TERM INVESTMENTS (Cost $82,004,023)			82,003,890

	Number of Contracts
Call Options Purchased — 0.0%
U.S. Dollar versus Canadian Dollar, Strike Price 1.060 CAD, Expires 10/12/07	1,630,000		6
U.S. Dollar versus Canadian Dollar, Strike Price 1.085 CAD, Expires 11/14/07	1,059,500		120

TOTAL CALL OPTIONS PURCHASED (Cost $24,331)			126

Call Swaptions Purchased — 0.2%
Bank of America, Strike Rate 5.470%, Expires 05/08/12	560	(t)	220,136
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16	240	(t)	134,191
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10	630	(t)	305,986
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12	330	(t)	122,925
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10	420	(t)	197,988
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12	391	(t)	219,273

TOTAL CALL SWAPTIONS PURCHASED (Cost $1,064,798)			1,200,499

See accompanying notes to financial statements.

26	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Number of Contracts		Value
Put Option Purchased — 0.2%
SPDR Trust Series 1, Strike Price $148, Expires 12/31/07
(Cost $2,284,200)	5,400		$1,836,000

Put Swaptions Purchased — 0.1%
Bank of America, Strike Rate 5.470%, Expires 05/08/12	560	(t)	297,136
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16	240	(t)	172,952
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10	630	(t)	210,285
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12	330	(t)	182,952
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10	420	(t)	148,218
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12	391	(t)	143,028

TOTAL PUT SWAPTIONS PURCHASED (Cost $1,064,798)			1,154,571

TOTAL INVESTMENTS BEFORE MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING SWAPTIONS AND OPTIONS WRITTEN — 116.5% (Cost $789,420,755(a))			909,805,461

	Maturity	Par (000)
Mortgage Pass-Through TBA Sale Commitments — (8.1)%
Federal Home Loan Mortgage Corp. Gold
15 Year
5.50%	10/01/22	$(2,500)	(2,492,188)
Federal Home Loan Mortgage Corp. Gold
30 Year
5.50%	11/01/34	(1,100)	(1,076,968)
Federal National Mortgage Assoc. 15 Year
5.00%	10/01/22	(5,000)	(4,900,000)
5.50%	10/01/22	(4,600)	(4,588,500)
6.00%	10/01/22	(700)	(709,187)
Federal National Mortgage Assoc. 30 Year
5.00%	10/01/37	(7,000)	(6,674,066)
5.50%	10/01/37	(13,000)	(12,731,875)
6.00%	10/01/37	(13,400)	(13,416,750)
6.50%	10/01/37	(10,000)	(10,181,250)
Government National Mortgage Assoc. I
30 Year
5.50%	10/01/37	(5,600)	(5,521,253)
Government National Mortgage Assoc. II
30 Year
6.00%	10/01/37	(1,000)	(1,006,250)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS
(Proceeds $63,440,417)			(63,298,287)

	Number of Contracts		Value
Call Options Written — 0.0%
December 10 Year U.S. Treasury Notes futures, Strike Price $110, Expires 11/20/07	(41)		(26,906)
U.S. Dollar versus Canadian Dollar, Strike Price 1.060 CAD, Expires 10/12/07	(1,630,000)		(7)

TOTAL CALL OPTIONS WRITTEN
(Premiums received $44,286)			(26,913)

Call Swaptions Written — 0.0%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(320	)(t)	(57,273)
Chase Securities, Strike Rate 5.460%, Expires 08/22/08	(170	)(t)	(55,882)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09	(140	)(t)	(52,002)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(50	)(t)	(22,335)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(330	)(t)	(52,239)

TOTAL CALL SWAPTIONS WRITTEN
(Premiums received $331,620)			(239,731)

Put Options Written — (0.1)%
December 10 Year U.S. Treasury Notes futures, Strike Price $108, Expires 11/20/07	(41)		(17,937)
SPDR Trust Series 1, Strike Price $140, Expires 12/31/07	(5,400)		(990,900)

TOTAL PUT OPTIONS WRITTEN
(Premiums received $1,286,497)			(1,008,837)

Put Swaptions Written — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(320	)(t)	(81,952)
Chase Securities, Strike Rate 5.460%, Expires 08/22/08	(170	)(t)	(34,962)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09	(140	)(t)	(50,333)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(50	)(t)	(15,885)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(330	)(t)	(80,949)

TOTAL PUT SWAPTIONS WRITTEN
(Premiums received $331,620)			(264,081)

TOTAL OPTIONS AND SWAPTIONS WRITTEN — (0.2)%
(Premiums received $1,994,023)			(1,539,562)

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	27

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Value
TOTAL INVESTMENTS NET OF MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING SWAPTIONS AND OPTIONS WRITTEN — 108.2% (Cost $723,986,315)	$844,967,612
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.2)%	(63,970,391)

NET ASSETS — 100.0%	$780,997,221

(a)	Cost for federal income tax purposes is $794,086,595. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$127,766,156
Gross unrealized depreciation	(12,047,290)

$115,718,866

(b)	Non-income producing security.
(c)

Security restricted as to public resale. These securities are ineligible for resale into the public market until such time that either (i) a resale Registration Statement has been filed with the SEC and declared effective or (ii) resale is permitted under Rule 144A without the need for an effective registration statement. As of September 30, 2007, the Portfolio held 0.1% of its net assets, with a current market value of $878,152 and an original cost of $609,946 in these securities.

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 1.8% of its net assets, with a current market value of $13,669,182, in securities restricted as to resale.

(e)

Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2007, these securities had a total market value of $182,538, which represents less than 0.1% of net assets.

(f)	Security is illiquid. As of September 30, 2007, the Portfolio held less than 0.1% of its net assets, with a current market value of $151,127, in these securities.
(g)	Security, or a portion thereof, with a market value of $25,860,762, has been pledged as collateral for swap and swaption contracts.
(h)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(i)	The security is a perpetual bond and has no stated maturity date.
(j)	U.S. dollar denominated security issued by foreign domiciled entity.
(k)	When-issued security.
(l)	The rate shown is the effective yield at the time of purchase.
(m)	Security, or a portion thereof, subject to financing transactions.
(n)	Par held at September 30, 2007 is less than $500.
(o)	Security, or a portion thereof, with a market value of $1,703,986 has been pledged as collateral for call options written.
(p)

Security, or a portion thereof, with a value of $1,362,085 as well as cash of $1,250,000, as seen on the Statement of Asset and Liabilities, for a combined value of $2,612,085 pledged as collateral on 154 long U.S. Treasury Note futures contracts, 38 short U.S. Treasury Note futures contracts, 45 short U.S. Treasury Bond futures contracts, 16 long Euro-Bund futures contracts, 31 long Euro-Bobl futures contracts, 39 short Eurodollar futures contracts, 15 long SPI 200 index futures contracts, 10 long DAX index futures contracts, 80 long FTSE/JSE top 40 index futures contracts and 20 long MDAX index futures contracts expiring December 2007 and 60 long MSCI Taiwan index futures contracts expiring October 2007. The notional value of such contracts on September 30, 2007 was $57,959,854, with an unrealized gain of $304,810 (including commissions of $1,397).

(q)	The rate shown is the effective yield as of September 30, 2007.
(r)	Payment in kind security.
(s)	Represents current yield as of September 30, 2007.
(t)	Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

28	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Schedule of Investments

KEY TO INVESTMENT ABBREVIATIONS

ADR	American Depository Receipts
EUR	Euro
IO	Interest Only
LP	Limited Partnership
PO	Principal Only
REIT	Real Estate Investment Trust
TBA	To Be Announced
ZAR	South African Rand

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	29

Statement of Assets and Liabilities

As of September 30, 2007

Assets
Investments at value (Cost $789,420,755)	$909,805,461
Cash collateral pledged for futures contracts	1,250,000
Cash denominated in foreign currencies at value (Cost $2,509,153)	2,545,702
Dividends and reclaims receivable	793,868
Interest receivable	1,708,510
Interest receivable - affiliated	1,435
Principal paydown receivable	74,134
Investments sold receivable	101,654,914
Receivable from advisor	10,026
Capital shares sold receivable	353,650
Prepaid expenses	21,726
Unrealized appreciation on forward foreign currency contracts	848,742
Unrealized appreciation on swaps	946,225
Futures margin receivable	38,413

Total Assets	1,020,052,806

Liabilities
Investments purchased payable	168,998,491
Mortgage Pass-Throughs TBA sale commitments, at value (proceeds $63,440,417)	63,298,287
Options and swaptions written, at fair value (premiums received $1,994,023)	1,539,562
Payable for financing transactions	1,475,501
Unrealized depreciation on swaps	1,127,661
Capital shares redeemed payable	635,556
Unrealized depreciation on forward foreign currency contracts	546,537
Investment advisory fees payable	345,700
Transfer agent fees payable	241,173
Distribution fees payable	152,423
Interest payable	119,413
Custodian fees payable	88,584
Futures margin payable	72,957
Administration fees payable	57,821
Officers’ and trustees’ fees payable	6,404
Foreign taxes payable	1,574
Other accrued expenses payable	347,941

Total Liabilities	239,055,585

Net Assets	$780,997,221

Net Assets Consist of
Capital paid in	$618,363,064
Undistributed net investment income	4,112,319
Accumulated net realized gain	36,764,939
Net unrealized appreciation	121,756,899

Net Assets	$780,997,221

See accompanying notes to financial statements.

30	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Statement of Assets and Liabilities (concluded)

As of September 30, 2007

Institutional Shares
Net Assets	$34,719,502
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,034,083
Net Asset Value	$17.07

Service Shares
Net Assets	$2,324,732
Shares outstanding, unlimited number of shares authorized, $0.001 par value	136,523
Net Asset Value	$17.03

Investor A Shares
Net Assets	$506,536,710
Shares outstanding, unlimited number of shares authorized, $0.001 par value	29,774,040
Net Asset Value	$17.01

Investor B Shares
Net Assets	$152,820,297
Shares outstanding, unlimited number of shares authorized, $0.001 par value	9,078,957
Net Asset Value	$16.83

Investor C Shares
Net Assets	$84,595,980
Shares outstanding, unlimited number of shares authorized, $0.001 par value	5,039,986
Net Asset Value	$16.78

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	31

Statement of Operations

For the Year Ended September 30, 2007

Investment Income
Interest	$12,889,639
Securities lending income from affiliate (Note C)	134,927
Dividends and reclaims	9,803,314
Foreign taxes withheld	(284,931)
Interest from affiliates (Note C)	46,865

Total investment income	22,589,814

Expenses
Investment advisory fee	4,296,104
Distribution fees - class specific	1,882,928
Shareholder servicing fees - class specific	1,858,531
Transfer agent fee - class specific	1,464,651
Administration fee	557,721
Custodian fee	513,941
Printing fees	208,097
Administration fee - class specific	195,241
Legal and audit fees	110,580
Registration fees and expenses	54,892
Officers’ and trustees’ fees	51,583
Other	150,223

Total expenses	11,344,492
Less administration fees waived - class specific	(15,794)
Less transfer agent fees waived - class specific	(6,214)
Less transfer agent fees reimbursed - class specific	(21,892)
Less fees paid indirectly (Note C)	(5,070)

Net expenses	11,295,522

Net investment income	11,294,292

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment transactions	63,355,874
Written options and swaptions	311,091
Futures and swaps	1,540,888
Foreign currency transactions	(286,306)

64,921,547

Net change in unrealized appreciation/depreciation on:
Investments	34,976,086
Mortgage pass-throughs TBA sale commitments	185,271
Written options and swaptions	70,557
Futures and swaps	(374,139)
Foreign currency transactions	548,788

35,406,563

Net gain on investments, options and swaptions, futures and swaps and foreign currency transactions	100,328,110

Net increase in net assets resulting from operations	$111,622,402

See accompanying notes to financial statements.

32	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Statements of Changes in Net Assets

	For the Year Ended September 30,
Increase in Net Assets:	2007	2006
Operations
Net investment income	$11,294,292	$10,883,734
Net realized gain	64,921,547	37,465,041
Net change in unrealized appreciation/depreciation	35,406,563	(4,516,474)

Net increase in net assets resulting from operations	111,622,402	43,832,301

Dividends and Distributions to Shareholders from
Net investment income:
Institutional Class	(518,845)	(610,544)
Service Class	(30,612)	(35,860)
Investor A Class	(6,065,281)	(7,497,028)
Investor B Class	(1,015,381)	(1,419,982)
Investor C Class	(610,142)	(673,164)

Total dividends from net investment income	(8,240,261)	(10,236,578)

Net realized gains:
Institutional Class	(1,296,964)	(1,248,807)
Service Class	(89,755)	(90,782)
Investor A Class	(19,046,801)	(20,421,460)
Investor B Class	(7,043,852)	(7,602,194)
Investor C Class	(3,276,940)	(2,902,370)

Total distributions from net realized gains	(30,754,312)	(32,265,613)

Total dividends and distributions to shareholders	(38,994,573)	(42,502,191)

Capital Share Transactions (Note E)
Net decrease in net assets resulting from capital share transactions	(64,773,363)	(681,295)

Redemption Fees
Redemption fees	472	58,854

Net Assets
Total increase in net assets	7,854,938	707,669
Beginning of year	773,142,283	772,434,614

End of year	$780,997,221	$773,142,283

End of year undistributed (distributions in excess of) net investment income	$4,112,319	$(539,415)

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	33

Financial Highlights For a Share Outstanding Throughout Each Period

	Institutional Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	4/01/04 - 2/28/05	For the Year Ended March 31,
	2007	2006			2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$15.53	$15.51	$14.99	$14.91	$11.38	$14.17

Net investment income	0.33 [2]	0.31 [2]	0.17 [2]	0.20	0.24	0.28
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.08	0.66	0.52	0.82	3.54	(2.68)

Net increase (decrease) from investment operations	2.41	0.97	0.69	1.02	3.78	(2.40)

Dividends and distributions from:
Net investment income	(0.24)	(0.30)	(0.17)	(0.40)	(0.25)	(0.33)
Net realized capital gains	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(0.87)	(0.95)	(0.17)	(0.94)	(0.25)	(0.39)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—

Net asset value, end of period	$17.07	$15.53	$15.51	$14.99	$14.91	$11.38

Total Investment Return
Total return	16.04%[4]	6.53%[4]	4.66%[4,5]	7.17%[5]	33.46%	(17.12)%
Ratios/Supplemental Data
Net assets, end of period (000)	$34,720	$32,545	$29,752	$31,328	$21,989	$17,992
Ratio of net expenses to average net assets	0.86%	0.83%	0.86%[6]	1.03%[6]	1.15%	1.12%
Ratio of total expenses to average net assets (excluding waivers)	0.93%	0.91%	1.11%[6]	1.05%[6]	1.15%	1.13%
Ratio of net investment income to average net assets	2.03%	2.04%	1.90%[6]	1.71%[6]	1.74%	2.21%
Ratio of net investment income to average net assets (excluding waivers)	1.96%	1.96%	1.65%[6]	1.70%[6]	1.74%	2.21%
Portfolio turnover rate	93%	136%	90%	101%	216%	181%

	Service Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	1/28/05[7] - 2/28/05
	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$15.51	$15.49	$14.97	$14.63

Net investment income	0.29 [2]	0.27 [2]	0.14 [2]	0.01
Gain on investments, foreign currency and options (both realized and unrealized)	2.08	0.65	0.52	0.33

Net increase from investment operations	2.37	0.92	0.66	0.34

Dividends and distributions from:
Net investment income	(0.22)	(0.25)	(0.14)	—
Net realized capital gains	(0.63)	(0.65)	—	—

Total dividends and distributions	(0.85)	(0.90)	(0.14)	—

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—

Net asset value, end of period	$17.03	$15.51	$15.49	$14.97

Total Investment Return
Total return	15.74%[4]	6.24%[4]	4.44%[4,5]	2.32%[5]
Ratios/Supplemental Data
Net assets, end of period (000)	$2,325	$2,201	$2,171	$2,171
Ratio of net expenses to average net assets	1.10%	1.11%	1.16%[6]	1.16%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.31%	1.17%	1.36%[6]	1.26%[6]
Ratio of net investment income (loss) to average net assets	1.80%	1.76%	1.60%[6]	(0.17)%[6]
Ratio of net investment income (loss) to average net assets (excluding waivers)	1.59%	1.70%	1.40%[6]	(0.27)%[6]
Portfolio turnover rate	93%	136%	90%	101%

See accompanying notes to financial statements.

34	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period

	Investor A Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	4/01/04 - 2/28/05	For the Year Ended March 31,
	2007	2006			2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$15.50	$15.48	$14.95	$14.89	$11.36	$14.15

Net investment income	0.27 [2]	0.25 [2]	0.13 [2]	0.18	0.19	0.24
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.07	0.66	0.53	0.80	3.55	(2.68)

Net increase (decrease) from investment operations	2.34	0.91	0.66	0.98	3.74	(2.44)

Dividends and distributions from:
Net investment income	(0.20)	(0.24)	(0.13)	(0.38)	(0.21)	(0.29)
Net realized capital gains	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(0.83)	(0.89)	(0.13)	(0.92)	(0.21)	(0.35)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—

Net asset value, end of period	$17.01	$15.50	$15.48	$14.95	$14.89	$11.36

Total Investment Return
Total return[8]	15.58%[4]	6.12%[4]	4.44%[4,5]	6.78%[5]	32.94%	(17.37)%
Ratios/Supplemental Data
Net assets, end of period (000)	$506,537	$482,284	$491,557	$526,929	$357,100	$252,069
Ratio of net expenses to average net assets	1.21%	1.23%	1.25%[6]	1.24%[6]	1.45%	1.42%
Ratio of total expenses to average net assets (excluding waivers)	1.21%	1.36%	1.46%[6]	1.32%[6]	1.45%	1.43%
Ratio of net investment income to average net assets	1.68%	1.63%	1.51%[6]	1.55%[6]	1.43%	1.92%
Ratio of net investment income to average net assets (excluding waivers)	1.68%	1.50%	1.30%[6]	1.47%[6]	1.43%	1.92%
Portfolio turnover rate	93%	136%	90%	101%	216%	181%

*

The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C shares, respectively.

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Not annualized.
[6]	Annualized.
[7]	Commencement of operations.
[8]	Sales load not reflected in total return.

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	35

Financial Highlights (continued) For a Share Outstanding Throughout Each Period

	Investor B Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	4/01/04 - 2/28/05	For the Year Ended March 31,
	2007	2006			2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$15.35	$15.34	$14.81	$14.74	$11.26	$14.01

Net investment income	0.14 [2]	0.13 [2]	0.07 [2]	0.08	0.10	0.15
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.07	0.65	0.51	0.81	3.49	(2.63)

Net increase (decrease) from investment operations	2.21	0.78	0.58	0.89	3.59	(2.48)

Dividends and distributions from:
Net investment income	(0.10)	(0.12)	(0.05)	(0.28)	(0.11)	(0.21)
Net realized capital gains	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(0.73)	(0.77)	(0.05)	(0.82)	(0.11)	(0.27)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—

Net asset value, end of period	$16.83	$15.35	$15.34	$14.81	$14.74	$11.26

Total Investment Return
Total return[4]	14.81%[5]	5.30%[5]	3.94%[5,6]	6.20%[6]	32.03%	(17.91)%
Ratios/Supplemental Data
Net assets, end of period (000)	$152,820	$175,826	$181,583	$187,689	$133,083	$75,963
Ratio of net expenses to average net assets	2.01%	2.00%	2.01%[7]	2.04%[7]	2.15%	2.12%
Ratio of total expenses to average net assets (excluding waivers)	2.01%	2.03%	2.11%[7]	2.04%[7]	2.15%	2.13%
Ratio of net investment income to average net assets	0.89%	0.86%	0.75%[7]	0.73%[7]	0.72%	1.22%
Ratio of net investment income to average net assets (excluding waivers)	0.89%	0.83%	0.65%[7]	0.73%[7]	0.72%	1.22%
Portfolio turnover rate	93%	136%	90%	101%	216%	181%

See accompanying notes to financial statements.

36	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Financial Highlights (concluded) For a Share Outstanding Throughout Each Period

	Investor C Class
	For the Year Ended September 30,		3/01/05 - 9/30/05	4/01/04 - 2/28/05	For the Year Ended March 31,
	2007	2006			2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$15.34	$15.33	$14.81	$14.74	$11.25	$14.01

Net investment income	0.15 [2]	0.15 [2]	0.06 [2]	0.08	0.10	0.15
Gain (loss) on investments, foreign currency and options (both realized and unrealized)	2.04	0.65	0.52	0.81	3.50	(2.65)

Net increase (decrease) from investment operations	2.19	0.80	0.58	0.89	3.60	(2.50)

Dividends and distributions from:
Net investment income	(0.12)	(0.14)	(0.06)	(0.28)	(0.11)	(0.21)
Net realized capital gains	(0.63)	(0.65)	—	(0.54)	—	(0.05)

Total dividends and distributions	(0.75)	(0.79)	(0.06)	(0.82)	(0.11)	(0.26)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	—	—	—

Net asset value, end of period	$16.78	$15.34	$15.33	$14.81	$14.74	$11.25

Total Investment Return
Total return[4]	14.68%[5]	5.42%[5]	3.90%[5,6]	6.20%[6]	32.14%	(17.96)%
Ratios/Supplemental Data
Net assets, end of period (000)	$84,596	$80,286	$67,371	$65,357	$42,262	$19,079
Ratio of net expenses to average net assets	1.94%	1.91%	2.00%[7]	2.04%[7]	2.15%	2.12%
Ratio of total expenses to average net assets (excluding waivers)	1.95%	1.94%	2.11%[7]	2.04%[7]	2.15%	2.13%
Ratio of net investment income to average net assets	0.96%	0.97%	0.75%[7]	0.76%[7]	0.72%	1.21%
Ratio of net investment income to average net assets (excluding waivers)	0.95%	0.94%	0.64%[7]	0.76%[7]	0.72%	1.21%
Portfolio turnover rate	93%	136%	90%	101%	216%	181%

*

The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C shares, respectively.

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	Contingent deferred sales load not reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Not annualized.
[7]	Annualized.

See accompanying notes to financial statements.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	37

Notes to Financial Statements

(A) Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As part of a reorganization that occurred on June 8, 2007, certain Portfolios of the Fund were merged into BlackRock Funds II. As of September 30, 2007, the Fund had 26 registered portfolios. These financial statements relate to the Fund’s Asset Allocation Portfolio (the “Portfolio”). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as thirteen classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R. Shares of all classes of the Portfolio represent equal pro-rata interests in the Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by the Portfolio is as follows: investments traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; investments traded on a national securities exchange for which there were no sales on that day and investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices. Futures are valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such futures are traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time). Effective September 4, 2007, exchange traded options are valued at the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time) and previously were valued at the last sales price prior to 4:00 p.m. (Eastern Time). The amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor and/or sub-advisor under the supervision of the Board of Trustees (the “Board”) determines that such method does not represent fair value. Investments in open-end investment companies are valued at net asset value per share. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Portfolio’s valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof.

When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

The Fund is not obligated for costs associated with the registration of restricted securities.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolio’s financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolio’s financial statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid at least annually for the Portfolio. Net realized capital gains, if any, are distributed at least annually.

Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases:

(I)	Market value of investment securities, assets and liabilities at the current rate of exchange.

(II)	Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

38	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

(III)	The Portfolio does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Foreign Currency Contracts — The Portfolio may enter into forward foreign currency contracts as a hedge against either specific transactions or Portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The aggregate principal amounts of the contracts are not recorded as the Portfolio intends to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2007, the Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain (Loss)
10/02/07	770,000	Brazil Real	$418,478	$419,887	$(1,409)
10/02/07	572,533	Euro	814,946	816,399	(1,453)
10/02/07	217,000	Swiss Franc	186,043	186,387	(344)
10/15/07	233,355,000	Japanese Yen	2,080,357	2,035,910	44,447
10/17/07	1,101,000	Canadian Dollar	1,051,845	1,107,158	(55,313)
10/17/07	8,869,750	Norwegian Krone	1,530,365	1,644,971	(114,606)
10/17/07	586,737,413	Japanese Yen	4,862,381	5,120,292	(257,911)
10/17/07	555,986	Swedish Krona	84,079	86,333	(2,254)
10/17/07	4,440,000	Hong Kong Dollar	569,497	571,073	(1,576)
10/17/07	134,500	Singapore Dollar	89,494	90,671	(1,177)
10/17/07	1,476,356	Euro	2,036,338	2,106,266	(69,928)
10/17/07	690,000	Swiss Franc	572,990	593,555	(20,565)
10/17/07	35,713,401	Mexican Peso	3,282,948	3,260,818	22,130
10/17/07	213,500	British Pound	426,035	436,638	(10,603)
10/17/07	1,347,500	South African Rand	191,315	195,054	(3,739)
10/24/07	4,025,000	Malaysian Dollar	1,176,901	1,182,527	(5,626)
10/24/07	256,830,000	Korean Won	281,427	280,907	520

			$19,655,439	$20,134,846	$(479,407)

Settlement Date	Currency Amount	Currency Purchased	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain (Loss)
10/01/07	408,000	Norwegian Krone	$74,131	$75,678	$1,547
10/01/07	60,000	Euro	84,740	85,557	817
10/02/07	770,000	Brazil Real	385,540	419,887	34,347
10/02/07	85,000	Australian Dollar	74,749	75,425	676
10/02/07	4,000	Canadian Dollar	4,024	4,022	(2)
10/02/07	400,000	British Pound	814,946	818,398	3,452
10/03/07	70,000	Australian Dollar	61,549	62,115	566
10/03/07	310,000	Hong Kong Dollar	39,908	39,877	(31)
10/15/07	700,618,663	Japanese Yen	5,908,909	6,112,561	203,652
10/17/07	1,685,000	Australian Dollar	1,444,264	1,493,914	49,650
10/17/07	1,216,000	Canadian Dollar	1,165,635	1,222,801	57,166
10/17/07	1,855,000	Denmark Krone	344,432	354,993	10,561
10/17/07	306,958,000	Japanese Yen	2,678,221	2,678,736	515
10/17/07	836,000	Swedish Krona	126,183	129,814	3,631
10/17/07	6,399,800	Euro	8,832,629	9,130,371	297,742

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	39

Notes to Financial Statements (continued)

Settlement Date	Currency Amount	Currency Purchased	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain (Loss)
10/17/07	2,223,113	Swiss Franc	$1,864,621	$1,912,377	47,756
10/17/07	26,332,700	Mexican Peso	2,359,674	2,404,312	44,638
10/17/07	489,016	British Pound	991,742	1,000,109	8,367
10/17/07	1,400,845	South African Rand	198,889	202,776	3,887
10/17/07	1,017,452	Poland Zloty	373,953	385,084	11,131
11/05/07	770,000	Brazil Real	416,734	418,278	1,544

			$28,245,473	$29,027,085	$781,612

Credit Default Swaps — Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. Risks arise from the possible inability of the counterparties to meet the terms of their contracts.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

The Portfolio is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Portfolio closely monitors swaps and does not anticipate non-performance by any counterparty. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its Portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

The terms of the open credit default swap agreements at September 30, 2007 were to receive the quarterly notional amount multiplied by the fixed rate and pay the counterparty, upon default event of the issuer, the par value of the notional amount of the issuer.

Details of open credit default swaps at September 30, 2007 were as follows:

Counter-party	Termination Date	Fixed Rate	Notional Amount	Underlying Bond	Unrealized Appreciation
Goldman Sachs	09/20/2012	1.20%[1]	$325,000	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12	$5,057
Deutsche Bank	09/20/2012	0.95%[1]	175,000	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12	1,111

[1]	Portfolio pays the counterparty notional in the event that the underlying bond defaults and receives the fixed rate.

Total Return Swaps — Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

The Portfolio is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Portfolio closely monitors swaps and does not anticipate non-performance by any counterparty.

Details of the open total return swaps at September 30, 2007 were as follows:

Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional Amount	Unrealized Appreciation
Lehman Brothers	10/31/2007	0.68%	7.98%[1]	$3,710,000	$27,275

[1]	Rate shown is based on the Lehman Brothers Commercial Mortgage Backed-Securities AAA 8.5 year index as of September 30, 2007.

Interest Rate Swaps — In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

40	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

The Portfolio is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Portfolio closely monitors swaps and does not anticipate non-performance by any counterparty. Details of open interest rate swaps at September 30, 2007 were as follows:

Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional Amount (Local Currency)		Unrealized Appreciation (Depreciation)
Bank of America	07/26/2009	5.50%	5.36%[1]	7,500,000		$109,058
Citibank	08/23/2009	4.78%	5.49%[1]	8,400,000		8,604
Morgan Stanley	07/01/2015	5.20%[1]	4.39%	6,300,000		294,073
UBS	11/01/2011	5.11%	5.36%[1]	9,100,000		216,384
Goldman Sachs	07/16/2012	5.36%[1]	5.59%	21,600,000		(679,110)
Goldman Sachs	10/01/2014	5.36%[1]	4.51%	600,000		13,659
UBS	03/23/2015	5.21%[1]	4.96%	5,000,000		31,550
JPMorgan Chase	05/26/2015	5.51%[1]	4.50%	1,700,000		46,328
Morgan Stanley	08/02/2015	4.73%	5.36%[1]	600,000		(14,679)
JPMorgan Chase	07/14/2016	5.72%	5.36%[1]	2,300,000		94,595
Deutsche Bank	10/19/2016	5.28%	5.36%[1]	200,000		4,459
UBS	02/08/2017	5.30%	5.36%[1]	6,700,000		57,555
Bank of America	03/21/2017	5.10%	5.24%[1]	1,300,000		(7,372)
Goldman Sachs	04/12/2017	5.25%	5.36%[1]	400,000		7,180
Deutsche Bank	06/07/2017	5.36%[1]	5.55%	800,000		(32,715)
Deutsche Bank	06/13/2017	5.70%[1]	5.74%	600,000		(33,785)
Deutsche Bank	06/14/2017	5.70%[1]	5.85%	500,000		(32,505)
Lehman Brothers	06/29/2017	5.36%[1]	5.68%	2,400,000		(124,927)
Citibank	07/05/2017	5.36%[1]	5.64%	3,300,000		(115,100)
Morgan Stanley	09/28/2017	5.20%[1]	5.26%	2,700,000		(12,846)
JPMorgan Chase	08/15/2022	5.41%	5.36%[1]	4,230,000		19,962
Goldman Sachs	04/30/2027	5.41%	5.36%[1]	750,000		9,375
Citibank	12/23/2015	6.65%	6.22%[2]	2,400,000	NZD	(74,622)

[1]	Rate shown is based on the 3 month LIBOR as of the most recent payment date.
[2]	Rate shown is based on the 3 month BBA NZD LIBOR as of the most recent payment date.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method, generally high cost, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income.

Some countries in which the Portfolio invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by a Portfolio may be inhibited.

Preferred Stock — The Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Trust Preferred Stock — These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	41

Notes to Financial Statements (continued)

Zero-Coupon Bonds — The Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Asset-Backed Securities — The Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Collateralized Debt Obligations — The Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cashflows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Mortgage Pass-Through Securities — The Portfolio may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities — The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage backed securities (“CMBS”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities.

Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

Bank Loans — The Portfolio may invest in bank loans which are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The Portfolio may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties (“Assignments”). The Portfolio considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Portfolio having a contractual relationship only with the lender, not with the borrower. The Portfolio will have the right to receive payments

42	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling the Participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. There were no bank loans held at September 30, 2007.

Repurchase Agreements — Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolio’s custodian or an authorized securities depository. There were no repurchase agreements held at September 30, 2007.

Reverse Repurchase Agreements — The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statement of Assets and Liabilities. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. There were no reverse repurchase agreements held at September 30, 2007.

Futures Transactions — The Portfolio uses futures and options on futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use these instruments for leverage. These futures contracts obligate the Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

Stripped Mortgage Backed Securities — The Portfolio may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal pre-payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IO’s. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Portfolio also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of the Portfolio’s limit on illiquid securities.

Investing in Government Sponsored Enterprises — The Portfolio invests in securities issued by the Federal Home Loan Mortgage Corp. (“Freddie Mac”) and similar United States Government sponsored entities such as Federal National Mortgage Assoc. (“Fannie Mae”) and the Federal Home Loan Banks (“FHLB’s”). Freddie Mac, Fannie Mae and FHLB’s, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLB’s are neither guaranteed nor insured by the United States Government.

Option Puts and Calls — The Portfolio may write (sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities. There is no limit on the amount of the Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. The primary risks associated with the use of options are (a) the imperfect correlation

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	43

Notes to Financial Statements (continued)

between the change in market value of the instruments held by the Portfolio and the price of the option; (b) losses caused by unanticipated market movements, which are potentially unlimited; (c) the investment advisor’s or sub advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (d) the possibility that the counterparty will default in the performance of its obligations.

Swaption Puts and Calls — The Portfolio may write (sell) and purchase put and call swaptions. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, the Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

When the Portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolio enters into swaption contracts with counterparties whose creditworthiness has been evaluated by BlackRock Advisors, LLC. The Portfolio bears the market risk arising from any change in index values or interest rates.

Written option and swaption transactions entered into during the year ended September 30, 2007, are summarized as follows:

	Number of Contracts	Premium
Balance at 09/30/06	(2,408)	$(975,865)
Written	(2,523,402)	(2,073,269)
Expired	885,260	34,572
Closed	3,048	1,020,539

Balance at 09/30/07	(1,637,502)	$(1,994,023)

TBA Purchase Commitments — The Portfolio may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Forward Commitments, When-Issued and Delayed Delivery Securities — The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued forward commitment basis, the Portfolio will hold liquid assets worth at least the equivalent of the amount due.

Mortgage Dollar Rolls — The Portfolio may enter into mortgage dollar rolls (principally using TBA commitments) in which the Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio receives compensation, in either “fee” or “drop,” as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

In a “fee” roll, the compensation received is recorded as deferred income and amortized to income over the roll period. In a “drop” roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee. There were no mortgage dollar rolls held at September 30, 2007.

Financing Transactions — The Portfolio may enter into financing transactions consisting of sales by the Portfolio of securities together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

44	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Inflation-indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences should be immaterial.

Other — Expenses that are directly related to the Portfolio are charged directly to the Portfolio. Other operating expenses are pro-rated to the Portfolio on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of the Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of the Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (“BlackRock”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment advisor. BlackRock Financial Management, Inc. (“BFM”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as the sub-advisor. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

For its advisory services, BlackRock is entitled to receive fees at the following annual rates, computed daily and payable monthly, based on the Portfolio’s average daily net assets:

Average Daily Net Assets
first $1 billion	0.550%
$1 billion - $2 billion	0.500
$2 billion - $3 billion	0.475
greater than $3 billion	0.450

BlackRock pays BFM fees for their sub-advisory services.

PFPC Trust Company, (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of the Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Shares of each class of the Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Pursuant to written agreements, certain affiliates provide the Portfolio sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2007, the Portfolio paid $120,404 in return for these services.

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% in excess of $1 billion of the Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

Pursuant to the Fund’s Plan of Distribution, (the “Plan”), the Fund may pay BlackRock Distributors, Inc. (“BDI”) and/or BlackRock or any other affiliate of PNC and Merrill Lynch, fees for distribution and sales support services. Currently, only Investor B and C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) fees for the provision of personal services to shareholders. Currently, only Service, Investor A, B, and C Shares bear the expense of service fees under the Plan.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	45

Notes to Financial Statements (continued)

The following table provides a summary of the Portfolio’s respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class Specific Fee Arrangement

Share Classes
Institutional		Service		Investor A		Investor B		Investor C
Contractual Fees	Actual Fees	Contractual Fees (1)	Actual Fees	Contractual Fees (1)	Actual Fees	Contractual Fees (2)	Actual Fees	Contractual Fees (2)	Actual Fees
None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%

(1)	— the maximum annual contractual fees are comprised of a 0.25% service fee.
(2)	— the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.

For the year ended September 30, 2007, the Portfolio paid $590,746 to affiliates in return for distribution and sales support services.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended September 30, 2007, the following amounts have been accrued by the Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

Share Classes
Institutional	Service	Investor A	Investor B	Investor C	Total
$2,041	$232	$139,303	$55,531	$13,319	$210,426

For the year ended September 30, 2007, the following shows the various types of class-specific expenses borne directly by each class of the Portfolio and any associated waivers of those expenses.

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Total
Administration Fees	$8,680	$575	$123,161	$41,943	$20,882	$195,241
Administration Fees Waived	(8,226)	(94)	(451)	(3,649)	(3,374)	(15,794)
Transfer Agent Fees	50,758	6,261	890,210	378,189	139,233	1,464,651
Transfer Agent Fees Waived	(1,465)	(107)	—	(54)	(4,588)	(6,214)
Transfer Agent Fees Reimbursed	(15,490)	(4,580)	—	—	(1,822)	(21,892)
Shareholder Servicing Fees	—	5,747	1,226,844	417,653	208,287	1,858,531
Distribution Fees	—	—	—	1,258,288	624,640	1,882,928

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board. The current expense limitation as a percentage of net assets are as follows:

Share Classes
Institutional	Service	Investor A	Investor B	Investor C
0.86%	1.16%	1.33%	2.08%	2.08%

If operating expenses, within two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board approved the payments to BlackRock at the previous quarterly meeting.

Pursuant to terms of the reorganization of the State Street Research Asset Allocation Fund, fees waived by BlackRock through February 1, 2007, on the Institutional, Investor A, Investor B and Investor C Share classes are not subject to future recoupment by BlackRock.

46	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

At September 30, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring January 31, 2010	Total Waivers Subject to Reimbursement
$39,810	$39,810

For the year ended September 30, 2007, Merrill Lynch, through their affiliated broker dealer, Merrill Lynch, Pierce, Fenner & Smith Inc. (“MLPF&S”), earned $6,929 in commissions on transactions of securities.

For the year ended September 30, 2007, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolio’s Investor A Class of $58,070.

For the year ended September 30, 2007, affiliates received contingent deferred sales charges relating to transactions in Investor A Class, Investor B Class and Investor C Class of $7,357, $283,920 and $12,960 respectively.

For the year ended September 30, 2007, short term investments in companies considered to be an affiliate of the Portfolio were as follows:

Affiliated Investments	Net Activity	Market Value of affiliates at September 30, 2007
Institutional Money Market Trust	$(65,990,373)	$—
Merrill Lynch, Floating Rate Notes	(886,917)	—

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolio. The income earned for the year ended September 30, 2007 was $46,865.

The Portfolio may also receive earnings credits related to cash balances with PFPC which are shown on the Statement of Operations as “fees paid indirectly.”

Through agreements with PTC and BlackRock Investment Management, LLC (“BIML”), the Portfolio may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolio a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral equal to at least 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral equal to at least 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by PTC. PTC has hired BlackRock Capital Management, Inc. (“BCM”), an indirect wholly-owned subsidiary of BlackRock, Inc., and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. PTC and BIML may invest such collateral in short-term investments, including the Institutional Money Market Trust (the “Trust”), an affiliate of the Fund, a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. The securities lending income included in the accompanying Statement of Operations is principally derived from investments in the Trust and accordingly represents income earned from an affiliate. BCM serves as investment advisor to the Trust but receives no fees from the Trust for these services. Administrative and accounting services for the Trust are provided by PFPC, an indirect wholly-owned subsidiary of PNC. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust’s average daily net assets. As of September 30, 2007, there were no securities on loan.

In September 2007, the Portfolio was part of a settlement stemming from an investment in which the Portfolio paid back dividends received of $25,056, which is reflected as a reduction of dividend income on the Statement of Operations.

(D) Purchases and Sales of Securities

For the year ended September 30, 2007, purchases and sales of securities including paydowns, excluding short-term investments, dollar rolls and U.S. government securities, were $597,520,273 and $701,658,254, respectively.

For the year ended September 30, 2007, purchases and sales of U.S. government securities were $96,338,821 and $65,559,515, respectively.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	47

Notes to Financial Statements (continued)

(E) Capital Shares

Transactions in capital shares for each year were as follows:

	For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	774,819	$12,673,325	745,174	$11,405,214
Service Class	115,714	1,912,238	6,258	96,574
Investor A Class	2,956,580	47,917,929	4,247,781	65,185,893
Investor B Class	568,659	9,085,898	1,572,447	23,893,964
Investor C Class	701,045	11,178,693	1,811,784	27,480,003
Shares issued in reinvestment of dividends:
Institutional Class	101,243	1,603,042	98,747	1,494,944
Service Class	6,121	96,039	7,181	108,419
Investor A Class	1,521,117	23,985,487	1,742,536	26,284,454
Investor B Class	488,088	7,583,994	521,476	7,773,457
Investor C Class	229,834	3,573,154	124,429	1,853,506
Shares redeemed:
Institutional Class	(937,469)	(15,341,460)	(666,646)	(10,214,260)
Service Class	(127,252)	(2,097,949)	(11,679)	(179,033)
Investor A Class	(5,822,896)	(93,990,201)	(6,629,177)	(101,664,120)
Investor B Class	(3,432,187)	(54,998,153)	(2,477,998)	(37,586,958)
Investor C Class	(1,125,583)	(17,955,399)	(1,095,767)	(16,613,352)

Net decrease	(3,982,167)	$(64,773,363)	(3,454)	$(681,295)

There is a 2% redemption fee on shares of the Portfolio redeemed or exchanged which have been held 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

(F) Short-Term Borrowings

The Portfolio, along with certain other funds managed by the investment advisor and its affiliates, is a party to a $500,000,000 credit agreement dated November 22, 2006, with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The credit agreement is for one year. The Portfolio pays a commitment fee of 0.06% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in other expenses in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Portfolio’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2007.

(G) Federal Tax Information

No provision is made for federal taxes as it is the Portfolio’s intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain and foreign currency distributions that are reported in the Statements of Changes in Net Assets are reported as ordinary income for federal tax purposes.

Dividends from net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2007, attributable to foreign currency transactions, gain on the sale of stock of passive foreign investment companies, differences attributable to premiums and discounts on fixed income securities, accounting for swap agreements, accounting for paydowns and other differences between financial reporting and tax accounting, were reclassified to the following accounts:

	Increase (Decrease) Accumulated Net Realized Gain (Loss)	Increase (Decrease) Undistributed Net Investment Income
Asset Allocation	$(1,597,703)	$1,597,703

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.

48	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Notes to Financial Statements (concluded)

The tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 were as follows:

Years Ended	Ordinary Income	Long-Term Capital Gain	Total Distributions
9/30/07	$8,240,259	$30,754,314	$38,994,573
9/30/06	10,236,578	32,265,613	42,502,191

As of September 30, 2007, the tax components of distributable earnings/ accumulated losses was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Unrealized- Gains/Loss Net*
$14,146,196	$45,264,601	$(13,392,631)	$116,615,991

*

The difference between book-basis and tax-basis net unrealized gain/losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on stock of passive foreign investment companies and accounting for swap agreements.

As of September 30, 2007, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30
2010	Total
$13,392,631	$13,392,631

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes, an interpretation of FAS Statement No. 109”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolio’s financial statements, if any, is currently being assessed.

(H) Market Risk

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolio.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of Asset Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Asset Allocation Portfolio (the “Portfolio”), one of the twenty-six portfolios constituting the BlackRock Funds (the “Fund”), as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the seven month period ended September 30, 2005, the eleven month period ended February 28, 2005, and the year ended March 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for the year ended March 31, 2003 were audited by other auditors whose report, dated May 9, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of September 30, 2007, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods specified, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania
November 28, 2007

50	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Fund Management (Unaudited)

Information pertaining to the Trustees and officers of the Fund as of September 30, 2007 is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	51

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1946	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).

Honorable Stuart E. Eizenstat c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1943	Trustee and Chairman of the Compliance Committee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1944	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President- Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.

Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1939	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair
of the Board of the
Massachusetts General
Hospital Institute of
Health Professions;
Member and Former Chair
of the Board of the
Greenwall Foundation;
Trustee, Century
Foundation (formerly The
Twentieth Century Fund);
Director and Chair of the
Audit Committee, N STAR
(formerly called Boston
Edison); Director, The
Neiman Marcus Group;
Honorary Trustee,
Massachusetts General
Hospital Corporation.

52	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (concluded)

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1938	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd.; Director, Forward Management, LLC since 2007; Director, ReFlow Management, LLC since 2007; Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Funds, Inc. (2001-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997).

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1935	Trustee and Chairperson of the Board	Since 1996	Retired; Chairman, Wilmerding & Associates, Inc. (investment advisers) (until 2006); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2006).	62 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	Director, Beaver
Management Corporation
(land management
corporation); Managing
General Partner, Chestnut
Street Exchange Fund,
Chairman since 2006;
Director, Peoples First, Inc.
(bank Holding Company)
(2001-2004).

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	53

Fund Management (Unaudited) (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(5) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1962	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Neal J. Andrews BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Donald C. Burke BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1960	President	Since 2007 (previously served as Treasurer since 2006)	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).

Jay Fife BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1970	Treasurer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2006 to 2007; Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, LLC; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

(1)

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s Declaration of Trust.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.
(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(5)

Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s Declaration of Trust.

54	ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

Additional Information (Unaudited)

(A) Special Meeting of Shareholders. The shareholders of each Portfolio voted on the following proposal, which was approved at a special shareholders meeting on September 7, 2007 for shareholders of record as of June 25, 2007. This proposal was part of the reorganization of the Fund’s Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted were as follows:

To elect the Fund’s Board of Trustees	Asset Allocation
	Votes For	Votes Withheld
David O. Beim	20,996,187	69,810
Richard S. David	21,003,395	62,602
Ronald W. Forbes	21,007,316	58,681
Henry Gabbay	21,002,060	63,936
Dr. Matina Horner	21,001,828	64,169
Rodney D. Johnson	21,006,520	59,477
Herbert I. London	21,006,320	59,677
Cynthia A. Montgomery	21,006,724	59,272
Joseph P. Platt, Jr.	21,006,874	59,123
Robert C. Robb, Jr.	21,006,520	59,477
Toby Rosenblatt	20,987,233	78,763
Kenneth L. Urish	21,007,010	58,986
Frederick W. Winter	21,007,164	58,833

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007	55

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BlackRock Funds Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

BlackRock Funds Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s Web site at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

BlackRock Funds

Investment Advisor

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10022

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Aurora Portfolio	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Science & Technology Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Portfolio	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Developing Capital Markets Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Index Fund
BlackRock Focus Twenty Fund	BlackRock International Opportunities Portfolio*	BlackRock Small Cap Value Equity Portfolio*
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock Technology Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund		BlackRock Value Opportunities Fund

Fixed Income Funds
BlackRock Commodity Strategies Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

AA-9/07-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Index
Equity Portfolio
OF BLACKROCK FUNDS
ANNUAL REPORT | SEPTEMBER 30, 2007

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BlackRock Index Equity Portfolio

2	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

A Letter to Shareholders

Dear Shareholder

The September reporting period took financial markets on a wild ride. While subprime mortgage woes dominated headlines for much of 2007, troubles intensified in the final months of the period, spawning a widespread “credit crunch” that crept into other areas of the market. The U.S. Federal Reserve Board (the “Fed”) and other countries’ central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate, the rate banks pay to borrow money directly from the Fed, from 6.25% to 5.25% in two moves in August and September. The central bankers also cut the more widely followed federal funds target rate, which had remained unchanged at 5.25% for over a year, to 4.75% in September. After a tumultuous summer, the dust began to settle toward period-end amid speculation that the worst of the credit crunch had passed.

Although heightened volatility and a weakening U.S. economy have been recurring themes throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. However, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy and troubled housing market.

In fixed income markets, mixed economic signals and the credit market debacle resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June ( its highest level in five years), fell to 4.59% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets posted generally positive results for the six-month period, and relatively stronger returns for the full year ended September 30, 2007:

Total Returns as of September 30, 2007	6-month	12-month
U.S. equities (S&P 500 Index)	+8.44%	+16.44%
Small cap U.S. equities (Russell 2000 Index)	+1.19	+12.34
International equities (MSCI Europe, Australasia, Far East Index)	+8.72	+24.86
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)	+2.31	+5.14
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+1.15	+3.10
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+0.56	+7.62

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view “What’s Ahead in 2007: Third Quarter Update” and “Are You Prepared for Volatility?” at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio returns generally tracked that of the benchmark for the annual period.

•

Effective June 4, 2007, the Portfolio, through the investment of all of its assets in the Master S&P 500 Index Series (the “Series”) of Quantitative Master Series LLC (formerly Quantitative Master Series Trust), holds substantially all of the stocks contained in the S&P 500 Index in approximately the same proportion as the Index. Prior to June 4, 2007, the Portfolio invested all of its assets in The U.S. Large Company Series (the “Master”) of the DFA Investment Trust Company, which invests at least 95% of its total assets in substantially all the stocks of the S&P 500 Index in approximately the same proportion as the Index. Returns for the Portfolio’s respective share classes differ from the benchmark based on individual share-class expenses.

Describe the market environment.

•

The U.S. equity market, as measured by the S&P 500 Index, ended the period solidly in positive territory, but not without bumps along the way. Weakening economic growth fueled by the housing market collapse and moderating corporate profits sparked heightened levels of market volatility.

•

Notably, in the final quarter of the annual period, the Chicago Board Options Exchange Volatility Index (VIX) reached its highest levels in almost four-and-a-half years, as unrelenting tumult in the subprime mortgage market, tightening credit conditions and evaporating liquidity tainted the outlook for the broader economy. In response, the Federal Reserve Board cut the federal funds target rate by 50 basis points (0.50%) in an attempt to forestall the potential economic impact of further deterioration in the financial markets. The cut was greater than the 25 basis points most expected, thereby spurring a strong rebound in equities prior to period-end.

•

For the 12 months, increased volatility and a slowing economy helped push large-cap stocks in front of their small-cap counterparts. The +16.44% return of the large-cap S&P 500 Index topped the +14.93% return of the S&P SmallCap 600 Index. Within the S&P 500, the growth style of investing pulled slightly ahead of the value style for the year.

•

Turning to sector performance, all 10 sectors in the index recorded positive annual returns. The top performer was the energy sector (+43.09%), which rallied in response to surging global energy demand, even amid higher prices. Crude oil closed the period at $81.66 per barrel. Materials (+36.44%) and telecommunication services (+28.19%) also posted exceptionally strong returns. Unsurprisingly, financials (+1.68%) was the worst-performing sector, owing to the difficult credit backdrop. Consumer discretionary (+6.33%) stocks also were under pressure, as the ongoing recession in the housing market presents a challenging outlook for the U.S. consumer.

Describe recent Portfolio activity.

•

Throughout the period, as changes were made to the composition of the S&P 500 Index, the Series and the Master purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

Describe Portfolio positioning at period-end.

•	In keeping with its investment objective, the Portfolio remains positioned to match the risk characteristics of its benchmark, irrespective of the market’s future direction.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value April 1, 2007	Ending Account Value Sept. 30, 2007	Expenses Paid During the Period*	Beginning Account Value April 1, 2007	Ending Account Value Sept. 30, 2007	Expenses Paid During the Period*
Institutional	$1,000	$1,083.30	$0.83	$1,000	$1,024.10	$0.81
Service	$1,000	$1,082.70	$1.51	$1,000	$1,023.45	$1.46
Investor A	$1,000	$1,082.70	$1.66	$1,000	$1,023.30	$1.61
Investor B	$1,000	$1,078.30	$5.86	$1,000	$1,019.27	$5.69
Investor C	$1,000	$1,078.40	$5.91	$1,000	$1,019.22	$5.74

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (.16% for Institutional, .29% for Service, .32% for Investor A, 1.13% for Investor B and 1.14% for Investor C ), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Portfolio is a feeder fund, the expense table example reflects the expense of both the feeder fund and the master fund in which it invests.
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
†

The Portfolio currently invests all of its assets in Master S&P 500 Index Series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC’s investments are allocated among common stocks in approximately the same weightings as the S&P 500 Index.

††

This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Returns*
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	+8.33%	+16.27%	—	+15.32%	—	+6.40%	—
Service	+8.27	+16.12	—	+14.94	—	+6.02	—
Investor A	+8.27	+16.01	+12.53%	+14.87	+14.17%	+5.90	+5.57%
Investor B	+7.83	+15.13	+10.63	+14.00	+13.76	+5.27	+5.27
Investor C	+7.84	+15.13	+14.13	+13.99	+13.99	+5.10	+5.10
S&P 500 Index	+8.44	+16.44	—	+15.45	—	+6.57	—

*	Assuming maximum sales charges. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees. Past performance is not indicative of future results.

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	5

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. Service Shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 3% and a service fee of 0.15% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. The Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio’s manager waived a portion of its fee. Without such waiver, the Portfolio’s returns would have been lower.

Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Portfolio expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on April 1, 2007 and held through September 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical information is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Statement of Assets and Liabilities	BlackRock Index Equity Portfolio

As of September 30, 2007
Assets
Investment in Master S&P 500 Index Series (the “Series”), at value ( identified cost — $1,046,533,352)		$1,033,859,804
Prepaid expenses		17,003

Total assets		1,033,876,807

Liabilities
Payables:
Distributor fee	$188,202
Administrative fee	80,840
Other affiliates	76,600	345,642

Accrued expenses		273,182

Total liabilities		618,824

Net Assets
Net assets		$1,033,257,983

Net Assets Consist of
Institutional Shares of Common Stock, $.001 par value, unlimited number of shares authorized		$16,605
Service Shares of Common Stock, $.001 par value, unlimited number of shares authorized		1,216
Investor A Shares of Common Stock, $.001 par value, unlimited number of shares authorized		9,705
Investor B Shares of Common Stock, $.001 par value, unlimited number of shares authorized		1,966
Investor C Shares of Common Stock, $.001 par value, unlimited number of shares authorized		5,750
Paid-in capital in excess of par		606,307,679
Undistributed investment income — net	$8,157,359
Undistributed realized capital gains — net	431,431,251
Unrealized depreciation — net	(12,673,548)

Total accumulated earnings — net		426,915,062

Net Assets		$1,033,257,983

Net Asset Value
Institutional — Based on net assets of $491,200,593 and 16,605,168 shares outstanding		$29.58

Service — Based on net assets of $35,718,600 and 1,216,040 shares outstanding		$29.37

Investor A — Based on net assets of $284,760,637 and 9,704,925 shares outstanding		$29.34

Investor B — Based on net assets of $56,502,761 and 1,965,542 shares outstanding		$28.75

Investor C — Based on net assets of $165,075,392 and 5,750,056 shares outstanding		$28.71

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	7

Statement of Operations	BlackRock Index Equity Portfolio

For the Year Ended September 30, 2007
Investment Income
Interest ( including $1,616 from affiliates)		$64,836
Net investment income allocated from the Series:
Dividends	$6,268,057
Interest from affiliates	252,469
Securities lending — net	60,198
Expenses	(135,379)	6,445,345

Net investment income allocated from The U.S. Large Company Series (the ”Master”):
Dividends	14,691,462
Interest from affiliates	566,036
Securities lending — net	174,289
Expenses	(326,735)	15,105,052

Total income		21,615,233

Expenses
Service and distribution fees — Investor C	1,541,085
Administration fees	1,008,662
Service and distribution fees — Investor B	663,822
Service fees — Investor A	451,728
Printing and shareholder reports	183,080
Transfer agent fees — Investor C	164,741
Transfer agent fees — Investor A	134,008
Transfer agent fees — Investor B	95,301
Professional fees	90,588
Directors’ fees and expenses	54,193
Service fees — Service	52,846
Registration fees	42,312
Transfer agent fees — Institutional	32,705
Custodian fees	7,188
Transfer agent fees — Service	3,329
Other	33,401

Total expenses before waiver	4,558,989
Waiver of expenses	(87,300)

Total expenses after waiver		4,471,689

Investment income — net		17,143,544

Realized & Unrealized Gain (Loss) — Net
Realized gain allocated from the Series on:
Investments — net	3,025,452
Financial futures contracts — net	539,717

Total realized gain allocated from the Series — net		3,565,169
Realized gain allocated from the Master on:
Investments — net	728,622,839
Financial futures contracts — net	3,118,421

Total realized gain allocated from the Master — net		731,741,260

Total realized gain		735,306,429

Change in unrealized appreciation/depreciation allocated from:
the Series — net		(12,673,548)
the Master — net		(579,982,024)

Total change in unrealized appreciation/depreciation — net		(592,655,572)

Net Increase in Net Assets Resulting from Operations		$159,794,401

See Notes to Financial Statements.

8	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Statements of Changes in Net Assets	BlackRock Index Equity Portfolio

	For the Year Ended September 30,
Increase (Decrease) in Net Assets:	2007	2006
Operations
Investment income — net	$17,143,544	$17,665,621
Realized gain — net	735,306,429	467,055
Change in unrealized appreciation/depreciation — net	(592,655,572)	98,152,829

Net increase in net assets resulting from operations	159,794,401	116,285,505

Dividends to Shareholders
Investment income — net:
Institutional	(5,030,661)	(9,610,986)
Service	(346,097)	(1,064,897)
Investor A	(2,790,854)	(4,541,938)
Investor B	(341,372)	(821,451)
Investor C	(916,013)	(1,511,761)

Net decrease in net assets resulting from dividends to shareholders	(9,424,997)	(17,551,033)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(194,817,053)	(346,204,722)

Redemption Fee
Redemption fee	35,030	34,408

Net Assets
Total decrease in net assets	(44,412,619)	(247,435,842)
Beginning of year	1,077,670,602	1,325,106,444

End of year*	$1,033,257,983	$1,077,670,602

* Undistributed investment income — net	$8,157,359	$438,812

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	9

Financial Highlights	BlackRock Index Equity Portfolio

	Institutional									Service
The following per share data and ratios have been derived from information provided in the financial statements.	For the Year Ended September 30,									For the Year Ended September 30,
	2007	2006		2005		2004		2003		2007	2006		2005		2004		2003
Per Share Operating Performance
Net asset value, beginning of year	$25.70	$23.63		$21.49		$19.19		$15.69		$25.53	$23.48		$21.35		$19.08		$15.62

Investment income — net	.52 *	.44	*	.45	*	.34	*	.30		.46 *	.37	*	.37	*	.25	*	.21
Realized and unrealized gain — net .	3.64 ††	2.08	††	2.15	††	2.29	††	3.48		3.64 ††	2.06	††	2.13	††	2.27	††	3.47

Total from investment operations	4.16	2.52		2.60		2.63		3.78		4.10	2.43		2.50		2.52		3.68

Less dividends from investment income — net	(.28)	(.45)		(.46)		(.33)		(.28)		(.26)	(.38)		(.37)		(.25)		(.22)

Net asset value, end of year	$29.58	$25.70		$23.63		$21.49		$19.19		$29.37	$25.53		$23.48		$21.35		$19.08

Total Investment Return‡
Based on net asset value per share	16.27%	10.75%		12.17%		13.71%		24.20%		16.12%	10.42%		11.78%		13.20%		23.68%

Ratios to Average Net Assets**
Expenses, net of waiver	.17%	.18%		.18%		.18%		.18%		.33%	.46%		.55%		.56%		.61%

Expenses	.18%	.26%		.37%		.36%		.37%		.34%	.49%		.60%		.67%		.67%

Investment income — net	1.89%	1.81%		1.95%		1.56%		1.63%		1.70%	1.53%		1.62%		1.17%		1.19%

Supplemental Data
Net assets, end of year ( in thousands)	$491,201	$474,801		$595,050		$546,947		$618,249		$35,719	$44,765		$68,637		$74,641		$72,505

Portfolio turnover	1%†	4	%†††	7	%†††	2	%†††	10	%†††	1%†	4	%†††	7	%†††	2	%†††	10	%†††

*	Based on average shares outstanding.
**	Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to September 30, 2007) and the Master’s (for the years ended 2003 – 2006 and the period October 1, 2006 to June 3, 2007) allocated expenses and/or investment income — net.
†	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.
††	Includes a redemption fee, which is less than $.01 per share.
†††

Represents the portfolio turnover of the Master for the periods December 1, 2005 to September 30, 2006, December 1, 2004 to September 30, 2005, December 1, 2003 to September 30, 2004 and December 1, 2002 to September 30, 2003, respectively.

‡	Total investment returns exclude the effects of any sales charges.

See Notes to Financial Statements.

10	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Financial Highlights (continued)	BlackRock Index Equity Portfolio

The following per share data and ratios have been derived from information provided in the financial statements.	Investor A									Investor B
	For the Year Ended September 30,									For the Year Ended September 30,
	2007	2006		2005		2004		2003		2007	2006		2005		2004		2003
Per Share Operating Performance
Net asset value, beginning of year	$25.52	$23.46		$21.34		$19.07		$15.62		$25.09	$23.06		$20.98		$18.75		$15.35

Investment income — net	.47 *	.38	*	.36	*	.22	*	.18		.24 *	.18	*	.19	*	.06	*	.04
Realized and unrealized gain — net	3.60 ††	2.07	††	2.13	††	2.28	††	3.46		3.55 ††	2.03	††	2.09	††	2.24	††	3.42

Total from investment operations	4.07	2.45		2.49		2.50		3.64		3.79	2.21		2.28		2.30		3.46

Less dividends from investment income — net	(.25)	(.39)		(.37)		(.23)		(.19)		(.13)	(.18)		(.20)		(.07)		(.06)

Net asset value, end of year	$29.34	$25.52		$23.46		$21.34		$19.07		$28.75	$25.09		$23.06		$20.98		$18.75

Total Investment Return‡
Based on net asset value per share	16.01%	10.52%		11.75%		13.10%		23.41%		15.13%	9.62%		10.89%		12.25%		22.59%

Ratios to Average Net Assets**
Expenses, net of waiver	.37%	.42%		.55%		.70%		.79%		1.19%	1.23%		1.31%		1.46%		1.54%

Expenses	.37%	.54%		.70%		.84%		.85%		1.21%	1.34%		1.35%		1.50%		1.59%

Investment income — net	1.69%	1.57%		1.59%		1.04%		1.01%		.88%	.76%		.86%		.28%		.27%

Supplemental Data
Net assets, end of year ( in thousands)	$284,761	$287,288		$296,266		$312,606		$281,505		$56,503	$91,683		$136,878		$177,754		$192,614

Portfolio turnover	1%†	4	%†††	7	%†††	2	%†††	10	%†††	1%†	4	%†††	7	%†††	2	%†††	10	%†††

*	Based on average shares outstanding.
**	Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to September 30, 2007) and the Master’s (for the years ended 2003 – 2006 and the period October 1, 2006 to June 3, 2007) allocated expenses and/or investment income — net.
†	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.
††	Includes a redemption fee, which is less than $.01 per share.
†††

Represents the portfolio turnover of the Master for the periods December 1, 2005 to September 30, 2006, December 1, 2004 to September 30, 2005, December 1, 2003 to September 30, 2004 and December 1, 2002 to September 30, 2003, respectively.

‡	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	11

Financial Highlights (concluded)	BlackRock Index Equity Portfolio

	Investor C
The following per share data and ratios have been derived from information provided in the financial statements.	For the Year Ended September 30,
	2007	2006		2005		2004		2003
Per Share Operating Performance
Net asset value, beginning of year	$25.07	$23.05		$20.97		$18.74		$15.35

Investment income — net	.24 *	.18	*	.19	*	.06	*	.04
Realized and unrealized gain — net	3.55 ††	2.03	††	2.09	††	2.24	††	3.41

Total from investment operations	3.79	2.21		2.28		2.30		3.45

Less dividends from investment income — net	(.15)	(.19)		(.20)		(.07)		(.06)

Net asset value, end of year	$28.71	$25.07		$23.05		$20.97		$18.74

Total Investment Return‡
Based on net asset value per share	15.13%	9.61%		10.90%		12.26%		22.52%

Ratios to Average Net Assets**
Expenses, net of waiver	1.17%	1.23%		1.31%		1.46%		1.54%

Expenses	1.17%	1.27%		1.35%		1.50%		1.59%

Investment income — net	.89%	.76%		.86%		.28%		.27%

Supplemental Data
Net assets, end of year ( in thousands)	$165,075	$179,134		$228,276		$279,130		$297,835

Portfolio turnover	1%†	4	%†††	7	%†††	2	%†††	10	%†††

*	Based on average shares outstanding.
**	Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to September 30, 2007) and the Master’s (for the years ended 2003 – 2006 and the period October 1, 2006 to June 3, 2007) allocated expenses and/or investment income — net.
†	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.
††	Includes a redemption fee, which is less than $.01 per share.
†††

Represents the portfolio turnover of the Master for the periods December 1, 2005 to September 30, 2006, December 1, 2004 to September 30, 2005, December 1, 2003 to September 30, 2004 and December 1, 2002 to September 30, 2003, respectively.

‡	Total investment returns exclude the effects of sales charges.

See	Notes to Financial Statements.

12	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Notes to Financial Statements	BlackRock Index Equity Portfolio

1. Significant Accounting Policies:

BlackRock Index Equity Portfolio (the “Portfolio”) is part of BlackRock FundsSM (the “Fund”).The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective June 4, 2007, the Portfolio invests all of its assets in Master S&P 500 Index Series (the “Series”) of the Quantitative Master Series LLC, which has the same investment objective and strategies as the Portfolio. Prior to June 4, 2007, the Portfolio invested all of its assets in The U.S. Large Company Series (the “Master”) of The DFA Investment Trust Company, which had a similar investment objective and strategies as the Series.The value of the Portfolio’s investment in the Series reflects the Portfolio’s proportionate interest in the net assets of the Series.The performance of the Portfolio is directly affected by the performance of the Series.The financial statements of the Series as of December 31, 2006, including the Schedule of Investments, are included elsewhere in this report, as well as the unaudited Statement of Assets and Liabilities and Schedule of Investments as of September 30, 2007, and should be read in conjunction with the Portfolio’s financial statements.The Portfolio’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates.The percentage of the Series owned by the Portfolio at September 30, 2007 was 25.7%.

The Portfolio offers multiple classes of shares. Institutional and Service Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments — The Portfolio records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1(a) of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses — The Portfolio records daily its proportionate share of the Series’, and previously the Master’s, income, expenses and realized and unrealized gains and losses. In addition, the Portfolio accrues its own expenses. Other operating expenses incurred by the Fund are prorated to the Portfolio on the basis of relative net assets.

(c) Investment transactions — Investment transactions in the Series are accounted for on a trade date basis.

(d) Income taxes — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(e) Recent accounting pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolio’s financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolio’s financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolio’s financial statements, if any, has not been determined.

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	13

Notes to Financial Statements (continued)	BlackRock Index Equity Portfolio

2. Transactions with Affiliates:

For the period October 1, 2006 to June 3, 2007, the Portfolio entered into an Administration Agreement with PFPC Inc. (“PFPC”), an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), and BlackRock Advisors, LLC (“BlackRock”) (collectively, the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, Inc. Effective June 4, 2007, the Portfolio entered into an Administration Agreement with BlackRock and State Street Bank and Trust Company (“State Street”). The Portfolio pays a monthly fee based upon the average daily value of net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary to the operation of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily net assets at the following annual rates: .075% of the first $500 million of average daily net assets; .065% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based upon the average daily net assets of each respective class at the following rates: .025% of the first $500 million, .015% of the next $500 million and .005% of assets in excess of $1 billion. BlackRock contractually agreed to waive or reimburse fees or expenses until February 1, 2008 in order to limit expenses. This agreement is reviewed annually by the Portfolio’s Board of Trustees. The current expense limitation as a percentage of net assets are as follows: .18% for Institutional; .615% for Service; .785% for Investor A, and 1.24% for Investor B and Investor C. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and PNC are principal owners of BlackRock, Inc.

If in the following two years the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock and the Fund are less than the expense limit for that share class, the share class is required to repay BlackRock and the Fund up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock continues to be the Portfolio’s investment advisor and (3) the Board of the Fund approved the payments to BlackRock at the previous quarterly meeting.

At September 30, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring January 31, 2008	Expiring January 31, 2009	Expiring January 31, 2010	Total Waivers Subject to Reimbursement
$1,120,125	$131,162	$87,300	$1,338,587

Effective June 4, 2007, State Street became the custodian of the Portfolio. Previously, PFPC Trust Company (“PTC”), an indirect, wholly owned subsidiary of PNC, served as custodian for the Portfolio. For these services, each custodian received a custodian fee computed daily and paid monthly, based on a percentage of the average daily gross assets of the Portfolio. The fee was paid at the following rates: 0.0073% of the first $250 million of average gross assets, 0.006% of the next $250 million of average gross assets, 0.0056% of the next $250 million of average gross assets, 0.0048% of the next $250 million of average gross assets, and 0.004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

The Portfolio earned income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolio. The Portfolio earned income in the amount of $1,616 for the year ended September 30, 2007.

The Portfolio has also entered into a Distribution Agreement and Distribution Plan with BlackRock Distributors, Inc. (“BDI”). BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plan adopted by the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee
Service	.15%	—
Investor A	.15%	—
Investor B	.15%	.75%
Investor C	.15%	.75%

In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals ( including PNC, Merrill Lynch and their affiliates) fees for the provision of personal services to shareholders.

Pursuant to the written agreements, Merrill Lynch and Hilliard Lyons, an indirect, wholly owned subsidiary of PNC, provide the Portfolio with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, each receives an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2007, the Portfolio paid Merrill Lynch and Hilliard Lyons, $100,531 and $37,687, respectively, for these services.

For the year ended September 30, 2007, BDI earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, and BDI earned dealer concessions on sales of the Portfolio’s Investor A Shares, which totaled $6,054.

14	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)	BlackRock Index Equity Portfolio

For the year ended September 30, 2007, affiliates received contingent deferred sales charges of $530, $95,657 and $5,514 relating to transactions in Institutional, Investor B and Investor C Shares, respectively.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended September 30, 2007, the following amounts have been accrued by the Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

Call Center Fees
Institutional	$4,235
Service	$1,032
Investor A	$15,768
Investor B	$10,497
Investor C	$13,302

PFPC is the Portfolio’s transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $194,817,053 and $346,204,722 for the years ended September 30, 2007 and September 30, 2006, respectively.

Transactions in capital shares for each class were as follows:

Institutional Shares for the Year Ended September 30, 2007	Shares	Dollar Amount
Shares sold	15,182,132	$434,758,246
Shares issued to shareholders in reinvestment of dividends	56,212	1,568,893

Total issued	15,238,344	436,327,139
Shares redeemed	(17,107,084)	(488,875,217)

Net decrease	(1,868,740)	$(52,548,078)

Institutional Shares for the Year Ended September 30, 2006	Shares	Dollar Amount
Shares sold	955,902	$23,257,157
Shares issued to shareholders in reinvestment of dividends	165,070	4,064,328

Total issued	1,120,972	27,321,485
Shares redeemed	(7,830,961)	(192,573,329)

Net decrease	(6,709,989)	$(165,251,844)

Service Shares for the Year Ended September 30, 2007	Shares	Dollar Amount
Shares sold	689,177	$19,281,423
Shares issued to shareholders in reinvestment of dividends	12,156	337,537

Total issued	701,333	19,618,960
Shares redeemed	(1,238,485)	(34,417,910)

Net decrease	(537,152)	$(14,798,950)

Service Shares for the Year Ended September 30, 2006	Shares	Dollar Amount
Shares sold	845,168	$20,432,914
Shares issued to shareholders in reinvestment of dividends	43,124	1,052,554

Total issued	888,292	21,485,468
Shares redeemed	(2,058,224)	(49,352,600)

Net decrease	(1,169,932)	$(27,867,132)

Investor A Shares for the Year Ended September 30, 2007	Shares	Dollar Amount
Shares sold	2,241,287	$62,047,128
Shares issued to shareholders in reinvestment of dividends	93,212	2,586,033

Total issued	2,334,499	64,633,161
Shares redeemed	(3,888,674)	(108,477,810)

Net decrease	(1,554,175)	$(43,844,649)

Investor A Shares for the Year Ended September 30, 2006	Shares	Dollar Amount
Shares sold	2,091,839	$50,941,404
Shares issued to shareholders in reinvestment of dividends	174,089	4,268,174

Total issued	2,265,928	55,209,578
Shares redeemed	(3,635,017)	(88,267,151)

Net decrease	(1,369,089)	$(33,057,573)

Investor B Shares for the Year Ended September 30, 2007	Shares	Dollar Amount
Shares sold	28,652	$761,184
Shares issued to shareholders in reinvestment of dividends	7,531	206,387

Total issued	36,183	967,571
Shares redeemed	(1,724,332)	(46,833,109)

Net decrease	(1,688,149)	$(45,865,538)

Investor B Shares for the Year Ended September 30, 2006	Shares	Dollar Amount
Shares sold	84,414	$1,998,703
Shares issued to shareholders in reinvestment of dividends	21,081	506,521

Total issued	105,495	2,505,224
Shares redeemed	(2,386,436)	(56,934,677)

Net decrease	(2,280,941)	$(54,429,453)

15	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Notes to Financial Statements (concluded)	BlackRock Index Equity Portfolio

Investor C Shares for the Year Ended September 30, 2007	Shares	Dollar Amount
Shares sold	15,122	$414,223
Shares issued to shareholders in reinvestment of dividends	15,356	420,558

Total issued	30,478	834,781
Shares redeemed	(1,425,591)	(38,594,619)

Net decrease	(1,395,113)	$(37,759,838)

Investor C Shares for the Year Ended September 30, 2006	Shares	Dollar Amount
Shares sold	29,731	$714,172
Shares issued to shareholders in reinvestment of dividends	26,704	642,657

Total issued	56,435	1,356,829
Shares redeemed	(2,813,536)	(66,955,549)

Net decrease	(2,757,101)	$(65,598,720)

The Portfolio charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Portfolio shares made within 30 days of purchase. The redemption fee is paid to the Portfolio and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Portfolio.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 was as follows:

	9/30/2007	9/30/2006
Distributions paid from:
Ordinary income	$9,424,997	$17,551,033

Total taxable distributions	$9,424,997	$17,551,033

As of September 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net		$1,712,014
Undistributed long-term capital gains — net		—

Total undistributed earnings — net		1,712,014
Cumulative losses — net		(193,983,076	)*
Unrealized gains — net		619,186,124	**

Total accumulated earnings — net		$426,915,062

*	As of the tax year end of November 30, 2006, the Portfolio had a net capital loss carryforward of $195,749,939, of which $78,150,703 expires in 2010, $117,169,455 expires in 2011 and $429,781 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of income from the Master partnership and book/tax differences on contributed securities.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Administrator and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .06% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2007.

6. Subsequent Event:

On November 14, 2007, the Board of Trustees approved a change in the Portfolio’s fiscal year end from September 30 to December 31.

16	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Report of Independent Registered Public Accounting Firm	BlackRock Index Equity Portfolio

To the Board of Trustees and Shareholders of BlackRock FundsSM:

We have audited the accompanying statement of assets and liabilities of BlackRock Index Equity Portfolio (the “Portfolio”), one of the portfolios constituting BlackRock FundsSM (the “Fund”), as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for the year ended September 30, 2003 were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Index Equity Portfolio of BlackRock FundsSM as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey

November 29, 2007

Important Tax Information (Unaudited)

All of the ordinary income distributions paid by BlackRock Index Equity Portfolio during the fiscal year ended September 30, 2007 qualify for the dividends received deduction for corporations and consist entirely of qualified dividend income for individuals.

Proxy Results

During the six-month period ended September 30, 2007, the shareholders of BlackRock Index Equity Portfolio voted on the following proposal, which was approved at a special shareholders’ meeting on September 7, 2007. This proposal was part of the reorganization of the Portfolio’s Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

		Shares Voted For	Shares Withheld From Voting
To elect the Portfolio’s Board of Trustees:	David O. Beim	26,811,176	57,151
	Richard S. Davis	26,812,732	55,595
	Ronald W. Forbes	26,811,176	57,151
	Henry Gabbay	26,812,516	55,811
	Dr. Matina Horner	26,809,758	58,569
	Rodney D. Johnson	26,812,636	55,691
	Herbert I. London	26,811,138	57,189
	Cynthia A. Montgomery	26,811,353	56,974
	Joseph P. Platt, Jr.	26,812,528	55,798
	Robert C. Robb, Jr.	26,812,732	55,595
	Toby Rosenblatt	26,811,228	57,099
	Kenneth L. Urish	26,812,546	55,781
	Frederick W. Winter	26,812,929	55,398

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	17

Summary Schedule of Investments as of September 30, 2007 (Unaudited)	Master S&P 500 Index Series

This summary schedule of investments is presented to help investors focus on the Series’ principal holdings. It includes the Series’ 50 largest holdings and each investment of any issuer that exceeds 1% of the Series’ net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Industry	Shares Held	Common Stocks	Value	Percent of Net Assets
Aerospace & Defense	233,061	Boeing Co.	$24,469,074	0.6%
	294,911	United Technologies Corp.	23,734,437	0.6
		Other Securities	66,757,873	1.7

			114,961,384	2.9

Air Freight & Logistics	312,187	United Parcel Service, Inc. Class B (f)	23,445,244	0.6
		Other Securities	12,114,025	0.3

			35,559,269	0.9

Airlines		Other Securities	3,291,076	0.1

Auto Components		Other Securities	8,505,593	0.2

Automobiles		Other Securities	15,125,800	0.4

Beverages	591,683	The Coca-Cola Co.	34,004,022	0.8
	480,524	PepsiCo, Inc.	35,203,188	0.9
		Other Securities	20,389,250	0.5

			89,596,460	2.2

Biotechnology	323,140	Amgen, Inc. (a)	18,280,030	0.5
		Other Securities	29,686,232	0.7

			47,966,262	1.2

Building Products		Other Securities	4,835,719	0.1

Capital Markets	121,313	The Goldman Sachs Group, Inc. (f)	26,293,380	0.7
	255,638	Merrill Lynch & Co., Inc. (b)	18,221,877	0.4
	315,333	Morgan Stanley	19,865,979	0.5
		Other Securities	70,764,278	1.8

			135,145,514	3.4

Chemicals		Other Securities	69,093,900	1.7

Commercial Banks	101,149	The PNC Financial Services Group, Inc. (b)(f)	6,888,247	0.2
	565,961	Wachovia Corp.	28,382,944	0.7
	993,990	Wells Fargo & Co.	35,405,924	0.9
		Other Securities	68,852,456	1.7

			139,529,571	3.5

Commercial Services & Supplies		Other Securities	19,571,826	0.5

Communications Equipment	1,805,504	Cisco Systems, Inc. (a)	59,780,237	1.5
	497,901	QUALCOMM, Inc.	21,041,296	0.5
		Other Securities	35,340,079	0.9

			116,161,612	2.9

Computers & Peripherals	258,603	Apple Computer, Inc. (a)	39,705,905	1.0
	675,521	Dell, Inc. (a)	18,644,380	0.4
	784,411	Hewlett-Packard Co.	39,055,824	1.0
	404,591	International Business Machines Corp.	47,660,820	1.2
		Other Securities	28,467,148	0.7

			173,534,077	4.3

Construction & Engineering		Other Securities	3,573,296	0.1

Construction Materials		Other Securities	2,511,534	0.1

Consumer Finance	351,774	American Express Co. (f)	20,884,822	0.5
		Other Securities	17,241,318	0.4

			38,126,140	0.9

Containers & Packaging		Other Securities	6,915,161	0.2

18	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Summary Schedule of Investments as of September 30, 2007 (Unaudited) (continued)	Master S&P 500 Index Series

Industry	Shares Held	Common Stocks	Value	Percent of Net Assets
Distributors		Other Securities	$2,509,850	0.1%

Diversified Consumer Services		Other Securities	4,558,652	0.1

Diversified Financial Services	1,319,553	Bank of America Corp.	66,333,929	1.6

	1,479,379	Citigroup, Inc.	69,042,618	1.7
	1,008,104	JPMorgan Chase & Co.	46,191,325	1.2
		Other Securities	20,771,283	0.5

			202,339,155	5.0

Diversified Telecommunication Services	1,821,191	AT&T Inc.	77,054,591	1.9

	863,157	Verizon Communications, Inc.	38,220,592	1.0
		Other Securities	11,701,935	0.3

			126,977,118	3.2

Electric Utilities		Other Securities	73,362,144	1.8

Electrical Equipment		Other Securities	18,987,477	0.5

Electronic Equipment & Instruments		Other Securities	13,824,322	0.3

Energy Equipment & Services	354,490	Schlumberger Ltd.	37,221,450	0.9
		Other Securities	58,988,202	1.5

			96,209,652	2.4

Food & Staples Retailing	447,452	CVS/Caremark Corp.	17,732,523	0.4
	713,809	Wal-Mart Stores, Inc.	31,157,763	0.8
		Other Securities	42,439,782	1.1

			91,330,068	2.3

Food Products		Other Securities	57,361,870	1.4

Gas Utilities		Other Securities	7,753,875	0.2

Health Care Equipment & Supplies	337,257	Medtronic, Inc.	19,024,667	0.5
		Other Securities	50,450,211	1.2

			69,474,878	1.7

Health Care Providers & Services	396,745	UnitedHealth Group, Inc.	19,214,360	0.5
		Other Securities	69,090,220	1.7

			88,304,580	2.2

Health Care Technology		Other Securities	1,838,431	0.0

Hotels, Restaurants & Leisure	354,501	McDonald’s Corp. (f)	19,309,669	0.5
		Other Securities	43,710,010	1.1

			63,019,679	1.6

Household Durables		Other Securities	18,485,669	0.5

Household Products	926,694	The Procter & Gamble Co.	65,183,656	1.6
		Other Securities	22,005,397	0.5

			87,189,053	2.1

IT Services		Other Securities	33,480,986	0.8

Independent Power Producers &		Other Securities	19,066,322	0.5

Energy Traders
Industrial Conglomerates	212,885	3M Co. (f)	19,921,778	0.5
	3,047,037	General Electric Co. (d)(f)	126,147,332	3.1
		Other Securities	10,836,969	0.3

			156,906,079	3.9

Insurance	762,593	American International Group, Inc.	51,589,416	1.3
		Other Securities	130,473,580	3.2

			182,062,996	4.5

Internet & Catalog Retail		Other Securities	10,517,781	0.3

Internet Software & Services	69,139	Google, Inc. Class A (a)	39,220,481	1.0
		Other Securities	27,794,278	0.7

			67,014,759	1.7

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	19

Summary Schedule of Investments as of September 30, 2007 (Unaudited) (continued)	Master S&P 500 Index Series

Industry	Shares Held	Common Stocks	Value	Percent of Net Assets
Leisure Equipment & Products		Other Securities	$7,107,819	0.2%

Life Sciences Tools & Services		Other Securities	13,246,955	0.3

Machinery		Other Securities	72,050,068	1.8

Media	852,709	Comcast Corp. Class A (a)(f)	20,618,504	0.5
	1,114,697	Time Warner, Inc.	20,465,837	0.5
	578,740	Walt Disney Co. (f)	19,902,869	0.5
		Other Securities	62,157,550	1.5

			123,144,760	3.0

Metals & Mining		Other Securities	39,883,567	1.0

Multi-Utilities		Other Securities	40,859,221	1.0

Multiline Retail		Other Securities	38,308,596	1.0

Office Electronics		Other Securities	4,903,076	0.1

Oil, Gas & Consumable Fuels	637,229	Chevron Corp.	59,631,890	1.5
	487,405	ConocoPhillips	42,779,537	1.1
	1,649,627	Exxon Mobil Corp. (d)	152,689,475	3.8
		Other Securities	110,874,973	2.7

			365,975,875	9.1

Paper & Forest Products		Other Securities	11,157,594	0.3

Personal Products		Other Securities	6,642,394	0.2

Pharmaceuticals	459,554	Abbott Laboratories (f)	24,641,285	0.6
	582,631	Bristol-Myers Squibb Co.	16,791,425	0.4
	860,737	Johnson & Johnson	56,550,421	1.4
	645,025	Merck & Co., Inc.	33,341,342	0.8
	2,060,030	Pfizer, Inc.	50,326,533	1.3
	399,834	Wyeth	17,812,605	0.4
		Other Securities	44,237,636	1.1

			243,701,247	6.0

Real Estate Investment Trusts (REITs)		Other Securities	48,619,911	1.2

Real Estate Management & Development		Other Securities	1,525,381	0.0

Road & Rail		Other Securities	28,609,282	0.7

Semiconductors & Semiconductor	1,736,753	Intel Corp.	44,912,433	1.1

Equipment		Other Securities	65,018,659	1.6

			109,931,092	2.7

Software	2,397,787	Microsoft Corp.	70,638,805	1.8
	1,183,719	Oracle Corp. (a)	25,627,516	0.6
		Other Securities	32,843,960	0.8

			129,110,281	3.2

Specialty Retail		Other Securities	63,557,154	1.6

Textiles, Apparel & Luxury Goods		Other Securities	17,208,984	0.4

Thrifts & Mortgage Finance	289,451	Fannie Mae	17,601,515	0.4
		Other Securities	29,430,997	0.8

			47,032,512	1.2

Tobacco	626,037	Altria Group, Inc.	43,528,353	1.1
		Other Securities	5,562,671	0.1

			49,091,024	1.2

Trading Companies & Distributors		Other Securities	2,160,473	0.1

Wireless Telecommunication Services		Other Securities	23,616,385	0.6

		Total Common Stocks (Cost — $2,903,530,543)	4,004,023,241	99.6

20	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Summary Schedule of Investments as of September 30, 2007 (Unaudited) (concluded)	Master S&P 500 Index Series

Beneficial Interest	Short-Term Securities	Value	Percent of Net Assets
$20,180,359	BlackRock Liquidity Series, LLC
	Cash Sweep Series, 5.22% (b)(c)	$20,180,359	0.5%
416,838,650	BlackRock Liquidity Series, LLC
	Money Market Series, 5.26% (b)(c)(e)	416,838,650	10.4

	Total Short-Term Securities (Cost — $ 437,019,009)	437,019,009	10.9

Total Investments (Cost — $3,340,549,552*)		4,441,042,250	110.5
Liabilities in Excess of Other Assets		(420,026,492)	(10.5)

Net Assets		$4,021,015,758	100.0%

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,877,193,597

Gross unrealized appreciation	$1,615,772,134
Gross unrealized depreciation	(51,923,481)

Net unrealized appreciation	$1,563,848,653

(a)	Non-income producing security.
(b)	Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sale Cost		Realized Gain	Interest/ Dividend Income
BlackRock Liquidity Series, LLC Cash Sweep Series	—		$27,733,866	††	—	$2,144,727
BlackRock Liquidity Series, LLC Money Market Series	$81,496,850	†	—		—	$395,736
Merrill Lynch & Co., Inc.	$2,802,808		$415,500		$195,324	$223,675
The PNC Financial Services Group, Inc.	$1,629,722		$342,897		$65,683	$148,313
†	Represents net purchase cost.
††	Represents net sale cost.
(c)	Represents the current yield as of September 30, 2007.
(d)	All or a portion of security held as collateral in connection with open financial futures contracts.
(e)	Security was purchased with the cash proceeds from securities loans.
(f)	Security, or a portion of security, is on loan.
•

For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown are as a percentage of net assets. These industry classifications are unaudited.

•	Financial futures contracts purchased as of September 30, 2007 were as follows:

Number of Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
62	S&P 500 Index	December 2007	$22,807,839	$1,032,711

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	21

Statement of Assets and Liabilities (Unaudited)	Master S&P 500 Index Series

As of September 30, 2007

Assets
Investments in unaffiliated securities, at value (including securities loaned of $404,952,409) (identified cost — $2,879,694,727)		$3,978,913,117
Investments in affiliated securities, at value (identified cost — $460,854,825)		462,129,133
Receivables:
Contributions	$10,155,928
Securities sold	5,172,793
Dividends	4,496,642
Securities lending	120,399	19,945,762

Prepaid expenses		23,225

Total assets		4,461,011,237

Liabilities
Collateral on securities loaned, at value		416,838,650
Payables:
Withdrawals	19,334,307
Securities purchased	3,445,405
Variation margin	134,942
Other affiliates	52,174
Investment adviser	15,196	22,982,024

Accrued expenses and other liabilities		174,805

Total liabilities		439,995,479

Net Assets
Net assets		$4,021,015,758

Net Assets Consist of
Investors’ capital		$2,919,490,349
Unrealized appreciation — net		1,101,525,409

Net Assets		$4,021,015,758

See Notes to Financial Statements.

22	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Portfolio Summary	Master S&P 500 Index Series

As of December 31, 2006

S&P 500 Index Sector Representation for the Series	Percent of Total Investments
Financials	19.6%
Information Technology	13.3
Health Care	10.6
Industrials	9.5
Consumer Discretionary	9.4
Energy	8.6
Consumer Staples	8.1
Utilities	3.1
Telecommunication Services	3.1
Materials	2.6
Other*	12.1

*	Includes portfolio holdings in short-term investments.

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Proxy Results

During the six-month period ended December 31, 2006, Master S&P 500 Index Series of Quantitative Master Series Trust’s interest holders voted on the following proposals, which were approved at a special interest holders’ meeting on September 29, 2006. A description of the proposals and number of units of interest voted were as follows:

	Units of Interest Voted For	Units of Interest Voted Against	Units of Interest Voted Abstain
To approve a new investment advisory agreement with BlackRock Advisors, Inc.	1,353,245,051	13,176,252	19,234,419
To approve a contingent sub-advisory agreement with BlackRock Advisors, Inc.	1,353,472,435	13,498,166	18,685,121

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	23

Summary Schedule of Investments as of December 31, 2006	Master S&P 500 Index Series

This summary schedule of investments is presented to help investors focus on the Series’ principal holdings. It includes the Series’ 50 largest holdings and each investment of any issuer that exceeds 1% of the Series’ net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Industry	Shares Held	Common Stocks	Value	Percent of Net Assets
Aerospace & Defense	172,420	Boeing Co.	$15,317,793	0.5%
	220,196	United Technologies Corp.	13,766,654	0.5
		Other Securities	36,749,611	1.3

			65,834,058	2.3

Air Freight & Logistics	234,300	United Parcel Service, Inc. Class B (e)	17,567,814	0.6
		Other Securities	6,941,687	0.3

			24,509,501	0.9

Airlines		Other Securities	2,512,403	0.1

Auto Components		Other Securities	4,403,127	0.1

Automobiles		Other Securities	10,625,820	0.4

Beverages	441,928	The Coca-Cola Co.	21,323,026	0.8
	357,388	PepsiCo, Inc.	22,354,619	0.8
		Other Securities	14,163,750	0.5

			57,841,395	2.1

Biotechnology	253,747	Amgen, Inc. (a)	17,333,458	0.6
		Other Securities	19,417,908	0.7

			36,751,366	1.3

Building Products		Other Securities	4,738,274	0.2

Capital Markets	94,300	Goldman Sachs Group, Inc. (e)	18,798,705	0.7
	192,167	Merrill Lynch & Co., Inc. (b)	17,890,748	0.6
	234,498	Morgan Stanley	19,095,172	0.7
		Other Securities	51,336,074	1.8

			107,120,699	3.8

Chemicals		Other Securities	42,365,316	1.5

Commercial Banks	67,468	PNC Financial Services Group, Inc. (b)(e)	4,995,331	0.2
	385,265	U.S. Bancorp (e)	13,942,740	0.5
	420,718	Wachovia Corp. (e)	23,959,890	0.8
	729,944	Wells Fargo & Co.	25,956,809	0.9
		Other Securities	46,438,567	1.7

			115,293,337	4.1

Commercial Services & Supplies		Other Securities	15,154,149	0.5

Communications Equipment	1,323,271	Cisco Systems, Inc. (a)(e)	36,164,996	1.3
	361,460	QUALCOMM, Inc.	13,659,573	0.5
		Other Securities	24,823,392	0.9

			74,647,961	2.7

Computers & Peripherals	185,534	Apple Computer, Inc. (a)	15,740,705	0.6
	599,517	Hewlett-Packard Co.	24,694,105	0.9
	333,167	International Business Machines Corp.	32,367,174	1.1
		Other Securities	31,816,714	1.1

			104,618,698	3.7

Construction & Engineering		Other Securities	1,401,196	0.0

Construction Materials		Other Securities	1,855,546	0.1

Consumer Finance	266,084	American Express Co.	16,143,316	0.6
		Other Securities	11,220,810	0.4

			27,364,126	1.0

Containers & Packaging		Other Securities	5,417,551	0.2

24	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Summary Schedule of Investments as of December 31, 2006 (continued)	Master S&P 500 Index Series

Industry	Shares Held	Common Stocks	Value	Percent of Net Assets
Distributors		Other Securities	$1,741,345	0.1%

Diversified Consumer Services		Other Securities	2,897,687	0.1

Diversified Financial Services	983,934	Bank of America Corp.	52,532,236	1.9
	1,071,936	Citigroup, Inc.	59,706,835	2.1
	755,056	JPMorgan Chase & Co.	36,469,205	1.3
		Other Securities	10,056,151	0.3

			158,764,427	5.6

Diversified Telecommunication Services	847,035	AT&T, Inc. (e)	30,281,501	1.1
	396,334	BellSouth Corp.	18,671,295	0.7
	629,028	Verizon Communications, Inc.	23,425,003	0.8
		Other Securities	8,152,341	0.3

			80,530,140	2.9

Electric Utilities		Other Securities	43,390,706	1.5

Electrical Equipment		Other Securities	13,325,937	0.5

Electronic Equipment & Instruments		Other Securities	7,613,993	0.3

Energy Equipment & Services	258,608	Schlumberger Ltd. (e)	16,333,681	0.6
		Other Securities	31,526,781	1.1

			47,860,462	1.7

Food & Staples Retailing	536,855	Wal-Mart Stores, Inc. (e)	24,791,964	0.9
		Other Securities	34,626,435	1.2

			59,418,399	2.1

Food Products		Other Securities	30,104,958	1.1

Gas Utilities		Other Securities	2,316,281	0.1

Health Care Equipment & Supplies	249,840	Medtronic, Inc. (e)	13,368,938	0.5
		Other Securities	30,951,918	1.1

			44,320,856	1.6

Health Care Providers & Services	291,956	United Health Group, Inc.	15,686,796	0.5
		Other Securities	52,641,491	1.9

			68,328,287	2.4

Health Care Technology		Other Securities	1,223,959	0.0

Hotels, Restaurants & Leisure		Other Securities	44,414,686	1.6

Household Durables		Other Securities	17,784,989	0.6

Household Products	692,764	The Procter & Gamble Co.	44,523,942	1.6
		Other Securities	15,810,709	0.5

			60,334,651	2.1

IT Services		Other Securities	31,430,580	1.1

Independent Power Producers & Energy Traders		Other Securities	11,950,050	0.4

Industrial Conglomerates	163,288	3M Co.	12,725,034	0.4
	2,242,081	General Electric Co.	83,427,834	3.0
	445,125	Tyco International Ltd.	13,531,800	0.5
		Other Securities	2,504,972	0.1

			112,189,640	4.0

Insurance	563,307	American International Group, Inc.	40,366,580	1.5
		Other Securities	93,659,112	3.3

			134,025,692	4.8

Internet & Catalog Retail		Other Securities	4,311,916	0.2

Internet Software & Services	46,170	Google, Inc. Class A (a)	21,260,362	0.7
		Other Securities	15,924,355	0.6

			37,184,717	1.3

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	25

Summary Schedule of Investments as of December 31, 2006 (continued)	Master S&P 500 Index Series

Industry	Shares Held	Common Stocks	Value	Percent of Net Assets
Leisure Equipment & Products		Other Securities	$5,267,690	0.2%

Life Sciences Tools & Services		Other Securities	8,154,613	0.3

Machinery		Other Securities	39,937,407	1.4

Media	403,943	Comcast Corp. Class A (a)	17,098,907	0.6
	881,484	Time Warner, Inc.	19,198,722	0.7
	461,947	Walt Disney Co. (e)	15,830,924	0.6
		Other Securities	52,225,944	1.8

			104,354,497	3.7

Metals & Mining		Other Securities	24,686,710	0.9

Multi-Utilities		Other Securities	39,273,916	1.4

Multiline Retail		Other Securities	32,596,939	1.2

Office Electronics		Other Securities	3,518,854	0.1

Oil, Gas & Consumable Fuels	478,560	Chevron Corp.	35,188,517	1.3
	359,960	ConocoPhillips	25,899,122	0.9
	1,270,212	Exxon Mobil Corp. (d)	97,336,346	3.5
		Other Securities	65,358,276	2.3

			223,782,261	8.0

Paper & Forest Products		Other Securities	8,359,582	0.3

Personal Products		Other Securities	4,443,496	0.2

Pharmaceuticals	331,217	Abbott Laboratories (e)	16,133,580	0.6
	635,977	Johnson & Johnson	41,987,202	1.5
	471,757	Merck & Co., Inc.	20,568,605	0.7
	1,580,581	Pfizer, Inc.	40,937,048	1.5
	291,699	Wyeth	14,853,313	0.5
		Other Securities	40,777,005	1.4

			175,256,753	6.2

Real Estate Investment Trusts (REITs)		Other Securities	30,326,293	1.1

Real Estate Management & Development		Other Securities	2,851,398	0.1

Road & Rail		Other Securities	19,068,706	0.7

Semiconductors & Semiconductor	1,252,831	Intel Corp.	25,369,828	0.9
Equipment		Other Securities	41,540,272	1.5

			66,910,100	2.4

Software	1,872,324	Microsoft Corp. (d)	55,907,595	2.0
	874,285	Oracle Corp. (a)	14,985,245	0.5
		Other Securities	23,054,439	0.8

			93,947,279	3.3

Specialty Retail	447,386	Home Depot, Inc.	17,967,022	0.6
		Other Securities	38,228,047	1.4

			56,195,069	2.0

Textiles, Apparel & Luxury Goods		Other Securities	10,940,948	0.4

Thrifts & Mortgage Finance	212,773	Fannie Mae	12,636,588	0.5
		Other Securities	28,310,033	1.0

			40,946,621	1.5

Tobacco	453,818	Altria Group, Inc.	38,946,661	1.4
		Other Securities	4,444,698	0.1

			43,391,359	1.5

Trading Companies & Distributors		Other Securities	1,262,067	0.0

Wireless Telecommunication Services		Other Securities	17,084,276	0.6

		Total Common Stocks (Cost — $1, 840,530,170)	2,770,475,715	98.6

26	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Summary Schedule of Investments as of December 31, 2006 (concluded)	Master S&P 500 Index Series

Beneficial Interest	Short-Term Securities	Value	Percent of Net Assets
$47,914,225	BlackRock Liquidity Series, LLC
	Cash Sweep Series, 5.26% (b)(c)	$47,914,225	1.7%
335,341,800	BlackRock Liquidity Series, LLC
	Money Market Series, 5.29% (b)(c)(f )	335,341,800	11.9

	Total Short-Term Securities (Cost — $ 383,256,025)	383,256,025	13.6

Total Investments (Cost — $2,223,786,195*)		3,153,731,740	112.2
Liabilities in Excess of Other Assets		(343,098,483)	(12.2)

Net Assets		$2,810,633,257	100.0%

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006 as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,295,656,436

Gross unrealized appreciation	$921,983,748
Gross unrealized depreciation	(63,908,444)

Net unrealized appreciation	$858,075,304

(a)	Non-income producing security.
(b)	Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sale Cost		Realized Gain	Interest/ Dividend Income
BlackRock Liquidity Series, LLC Cash Sweep Series	$42,258,298	†	—		—	$1,100,253
BlackRock Liquidity Series, LLC Money Market Series	—		$227,100	††	—	$342,181
Merrill Lynch & Co., Inc.	—		$2,837,272		$872,498	$209,992
PNC Financial Services Group, Inc.	—		$683,456		$75,399	$152,206
†	Represents net purchase cost.
††	Represents net sale cost.
(c)	Represents the current yield as of December 31, 2006.
(d)	All or a portion of security held as collateral in connection with open financial futures contracts.
(e)	Security, or a portion of security, is on loan.
(f)	Security was purchased with the cash proceeds from securities loans.
•

For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

•	Financial futures contracts purchased as of December 31, 2006 were as follows:

Number of Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
110	S&P 500 Index	March 2007	$39,184,008	$96,992

•

“Other Securities” represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets. Some securities, or a portion of, in this category are out on loan.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	27

Statement of Assets and Liabilities	Master S&P 500 Index Series

As of December 31, 2006

Assets
Investments in unaffiliated securities, at value (including securities loaned of $319,806,817) (identified cost — $1,829,039,485)		$2,747,589,636
Investments in affiliated securities, at value (including securities loaned of $4,990,296) (identified cost — $394,746,710)		406,142,104
Cash		152,564
Receivables:
Contributions	$15,246,194
Dividends	3,622,069
Securities sold	397,257
Securities lending	19,190	19,284,710

Prepaid expenses and other assets		38,673

Total assets		3,173,207,687

Liabilities
Collateral on securities loaned, at value		335,341,800
Payables:
Withdrawals	26,774,274
Variation margin	206,992
Other affiliates	24,897
Investment adviser	11,195	27,017,358

Accrued expenses		215,272

Total liabilities		362,574,430

Net Assets
Net assets		$2,810,633,257

Net Assets Consist of
Investors’ capital		$1,880,590,720
Unrealized appreciation — net		930,042,537

Net Assets		$2,810,633,257

See Notes to Financial Statements.

28	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Statement of Operations	Master S&P 500 Index Series

For the Year Ended December 31, 2006
Investment Income
Dividends ( including $362,198 from affiliates)		$51,797,920
Interest from affiliates		1,100,253
Securities lending — net		342,181

Total income		53,240,354

Expenses
Accounting services	$410,208
Professional fees	206,341
Custodian fees	165,821
Investment advisory fees	136,052
Trustees’ fees and expenses	22,412
Licensing fees	20,000
Printing and shareholder reports	2,889
Other	59,217

Total expenses		1,022,940

Investment income — net		52,217,414

Realized & Unrealized Gain (Loss) — Net
Realized gain (loss) on:
Investment — net (including $947,897 from affiliates)	(2,140,277)
In-kind redemption — net	(16,386,872)
Financial futures contracts — net	3,173,210	(15,353,939)

Change in unrealized appreciation/depreciation on:
Investments — net	369,955,999
Financial futures contracts — net	168,159	370,124,158

Total realized and unrealized gain — net		354,770,219

Net Increase in Net Assets Resulting from Operations		$406,987,633

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	29

Statements of Changes in Net Assets	Master S&P 500 Index Series

	For the Year Ended December 31,
Increase (Decrease) in Net Assets:	2006	2005
Operations
Investment income — net	$52,217,414	$55,659,094
Realized loss — net	(15,353,939)	(28,863,106)
Change in unrealized appreciation/depreciation — net	370,124,158	121,726,035

Net increase in net assets resulting from operations	406,987,633	148,522,023

Capital Transactions
Proceeds from contributions	682,690,342	829,736,606
Fair value of withdrawals	(1,224,826,445)	(970,867,967)

Net decrease in net assets derived from capital transactions	(542,136,103)	(141,131,361)

Net Assets
Total increase (decrease) in net assets	(135,148,470)	7,390,662
Beginning of year	2,945,781,727	2,938,391,065

End of year	$2,810,633,257	$2,945,781,727

See Notes to Financial Statements.

Financial Highlights	Master S&P 500 Index Series

The following ratios have been derived from information provided in the financial statements.	For the Year Ended December 31,
	2006	2005	2004	2003	2002
Total Investment Return
Total investment return	15.85%	4.96%	10.90%	28.70%	(22.22)%

Ratios to Average Net Assets
Expenses	.04%	.03%	.03%	.04%	.04%

Investment income — net	1.92%	1.84%	1.99%	1.76%	1.59%

Supplemental Data
Net assets, end of year (in thousands)	$2,810,633	$2,945,782	$2,938,391	$2,474,596	$1,726,705

Portfolio turnover	3.81%	10.80%	5.84%	3.60%	4.59%

See Notes to Financial Statements.

30	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Notes to Financial Statements as of December 31, 2006	Master S&P 500 Index Series

1. Significant Accounting Policies:

Master S&P 500 Index Series (the “Series”), a non-diversified investment company, is part of Quantitative Master Series Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series’ financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments — Equity securities that are held by the Series that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter (“OTC”) markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded on the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the “Manager”), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust’s Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”).The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust’s Board of Trustees or by the Manager, using a pricing service and/or procedures approved by the Trust’s Board of Trustees.

(b) Derivative financial instruments — The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series’ index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•

Financial futures contracts — The Series may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses.When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•

Options — The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	31

Notes to Financial Statements as of December 31, 2006 (continued)	Master S&P 500 Index Series

closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes — The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income — Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Securities lending — The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(f) Recent accounting pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund’s financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund’s financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, L.P. (“MLIM”), and its affiliates, including Fund Asset Management, L.P. (“FAM”), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC”) has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On September 29, 2006, shareholders of the Investors of the Series approved a new Investment Advisory Agreement for the Trust with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC.The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Trust’s Manager.The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Series’ investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .005% of the average daily value of the Series’ net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Series to the Manager.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), an affiliate of the Manager, or its affiliates. As of December 31, 2006, the Series lent securities with a value of $125,128,074 to MLPF&S or its affiliates. Pursuant to that order, the Trust

32	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Notes to Financial Statements as of December 31, 2006 (concluded)	Master S&P 500 Index Series

has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC (“MLIM, LLC”), an affiliate of FAM, and MLIM, LLC was the Trust’s securities lending agent. BIM may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $146,762 in securities lending agent fees.

Merrill Lynch Trust Company (“MLTC”), a wholly owned subsidiary of Merrill Lynch, is the Series’ custodian.

For the year ended December 31, 2006, the Series reimbursed FAM and the Manager $46,244 and $12,366 respectively, for certain accounting services.

In addition, MLPF&S received $7 in commissions on the execution of portfolio security transactions for the Series for the year ended December 31, 2006.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of FAM, PSI, Merrill Lynch, MLIM, MLTC, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales ( including in-kind redemptions), of investments excluding short-term securities, for the year ended December 31, 2006 were $103,280,875 and $640,871,714, respectively.

4. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series’ current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Series pays a commitment fee of .06% per annum based on the Series’ pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series’ election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2006.

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	33

Report of Independent Registered Public Accounting Firm	Master S&P 500 Index Series

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master S&P 500 Index Series, one of the portfolios constituting the Quantitative Master Series Trust (the “Trust”), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master S&P 500 Index Series of the Quantitative Master Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey

February 26, 2007

34	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreement — Matters Considered by the Board

The following disclosure appeared in the June 30, 2006 Semi-Annual Report of the Series and is the discussion referred to in “New BlackRock Sub-Advisory Agreement — Matters Considered by the Board” and “Approvals to Correct Fee Schedules” below.The term “Investment Adviser” as used herein refers to Fund Asset Management, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Trustees of the Trust (the “trustees”) considered a new investment advisory agreement (the “New Investment Advisory Agreement”) between the QMST, on behalf of the Trust, and BlackRock Advisors, Inc. or its successor (“BlackRock Advisors”). If the Trust’s New Investment Advisory Agreement is approved by shareholders, then that agreement will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement on May 8, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 2006 meeting. In addition, the independent trustees consulted with their counsel and counsel for QMST on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock’s general plans and intentions regarding the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board.The Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction.The independent trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board’s review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

•	that there is not expected to be any diminution in the nature, quality and extent of services provided to the Trust and its shareholders by BlackRock Advisors, including compliance services;

•	that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

•

that the Trust should benefit from having access to BlackRock’s state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

•

that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

•

that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”) in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

•

that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Trust shareholders.

The Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

•	the potential benefits to Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

•	the compliance policies and procedures of BlackRock Advisors;

•

the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the total advisory fees of the Trust will increase by virtue of the New Investment Advisory Agreement, but will remain the same;

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	35

Disclosure of Investment Advisory Agreement (continued)

•

that the Board had earlier performed a full annual review of the investment advisory agreement currently in effect for the Trust (the “Current Investment Advisory Agreement”) as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Trust; and that the advisory and/or management fees paid by the Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds ( including information provided by Lipper Inc. [“Lipper”]), and such other matters as the Board has considered relevant in the exercise of its reasonable judgment; and

•

that Merrill Lynch agreed to pay all expenses of the Trust in connection with the Board’s consideration of the New Investment Advisory Agreement and related agreement and all costs to the Trust of shareholder approval of the New Investment Advisory Agreement and as a result the Trust would not bear any costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees ( in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Trust; (b) operating expenses of the Trust paid to third parties; (c) the resources devoted to and compliance reports relating to the investment objectives, policies and restrictions of the Trust, and its compliance with its Code of Ethics and BlackRock Advisors’ compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider approval or renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Trust as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust’s portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current

Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings of the Trust, allocation of brokerage fees, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust.

In their deliberations, the trustees considered information received in connection with their most recent approval of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement.The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors.The Board, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Trust, and that the New Investment Advisory Agreement should be approved and recommended to shareholders.

Nature, Quality and Extent of Services Provided — The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser’s investment advisory services and the investment performance of the Trust, but also considered certain areas in which both the Investment Adviser and the Trust receive services as part of the Merrill Lynch complex. The Board compared the performance of the Trust — both including and excluding the effects of fees and expenses —to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser’s investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Trust.

The Board was given information with respect to the potential benefits to the Trust and its shareholders from having access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The Board was advised that, as a result of Merrill Lynch’s equity interest in BlackRock after the Transaction, the Trust will continue to be subject to

36	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal ) absent revised or new regulatory relief. The Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and was advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on its review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the Board determined that the nature and quality of services to be provided to the Trust under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement of the Trust. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock.The Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the Board concluded that, over all, it was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Trust under the New Investment Advisory Agreement of the Trust.

Costs of Services Provided and Profitability — It was noted that, in conjunction with the recent review of the Trust’s Current Investment Advisory Agreement, the Board had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Trust to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Trust’s contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels — the actual rate includes advisory and the effects of any fee waivers — compared to the other funds in its Lipper category. They also compared the total expenses of the Trust to those of other comparable funds. The information showed that the Trust had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those for the Trust. The Board concluded that the management fee and fee rate and overall expense ratio of the Trust are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to its corresponding current agreement in all material respects, including the rate of compensation, the Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The Board noted that it was not possible to predict with certainty New BlackRock’s future profitability from its relationship with the Trust.

The Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock’s profitability with respect to its relationship with the Trust.The Board noted that it expects to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints of the Trust would be appropriate.

Fees and Economies of Scale — The Board considered the extent to which economies of scale might be realized as the assets of the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Trust appropriately participated in these economies of scale.

In reviewing the Transaction, the Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the Board determined that as a result of the Transaction, the total advisory fees of the Trust would be no higher than the fees under the Current Investment Advisory Agreement. The Board noted that in conjunction with its most recent deliberations concerning the Current Investment Advisory Agreement, the Board had determined that the total fees for advisory services for the Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement of the Trust, the Board had received, among other things, a report from Lipper comparing the fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The Board concluded that, because the rate for advisory services for the Trust would be no higher than the current fee rate, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits — In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	37

Disclosure of Investment Advisory Agreement (concluded)

Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using portfolio transaction brokerage commissions. The Board noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance — The Board considered investment performance for the Trust. The Board compared the performance of the Trust —both including and excluding the effects of fees and expenses — to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Trust performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser’s investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The Board believed the performance of the Trust was satisfactory. Also, the Board took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock’s considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Trust.

Conclusion — After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rates were reasonable in relation to the services provided and that the New Investment Advisory Agreement were in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreement — Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board discussed and approved the New Investment Advisory Agreement, the Board also discussed and approved a contingent sub-advisory agreement (the “Contingent Sub-Advisory Agreement”) between the Investment Adviser and BlackRock Advisors (the “BlackRock Sub-Adviser”). The Contingent Sub-Advisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Trust and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Trust expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Trust operate with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Trust and the BlackRock Sub-Adviser would provide advisory services to the Trust under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Trust would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.

38	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreement — Matters Considered by the Board

At an in-person meeting held on August 16 – 17, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement with respect to the Series between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) (“BlackRock Advisors”) and BlackRock Investment Management, LLC, an affiliate (the “Sub-Adviser”) (the “BlackRock Sub-Advisory Agreement”). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the new investment advisory agreement with BlackRock Advisors became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from the Series. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Series expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Series and for oversight of the Series’ operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Series and is responsible for the day-to-day management of the Series’ portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Series as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 74% of the advisory fee paid by the Series to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board of the Trust, including the independent trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.

Approvals to Correct Fee Schedules

As discussed above, at a meeting on May 8, 2006, the Board, including the independent trustees, approved the New Investment Advisory Agreement between BlackRock Advisors and the Trust on behalf of the Series. The New Investment Advisory Agreement as approved by the Board contained an advisory fee schedule for the Series that was the same as the fee schedule set forth in the investment advisory agreement in effect for the Series at that time (the “Current Investment Advisory Agreement”). At a shareholder meeting on August 15, 2006, the shareholders of the Series approved a new investment advisory agreement between BlackRock Advisors and the Trust on behalf of the Series, but in a form that contained an incorrect advisory fee schedule for the Series. The proxy statement sent to shareholders in connection with the shareholder meeting (the “Proxy Statement”) stated in several places that the advisory fees payable by the Series under the New Investment Advisory Agreement would be the same as the fees payable under the Series’ Current Investment Advisory Agreement. However, subsequent to the shareholder meeting, it was discovered that the advisory fee schedule for the Series was incorrectly presented in an appendix in the Proxy Statement as lower than the fee schedule then in effect.

At a September 22, 2006 meeting, the Board of the Trust considered ratification and approval of an investment advisory agreement between BlackRock Advisors and the Trust on behalf of the Series in the form approved by shareholders with the lower, incorrect advisory fee schedule. After discussion, the Trustees, and separately the non-interested trustees present in person at the meeting, ratified and approved an investment advisory agreement on behalf of the Series with the lower fee schedule that was approved by shareholders.

The Board also discussed the BlackRock Sub-Advisory Agreement between BlackRock Advisors and BlackRock Investment Management, LLC with respect to the Series. The Board reviewed and reaffirmed its considerations in connection with its approval of the BlackRock Sub-Advisory Agreement at the August 16 – 17, 2006 meeting. The Trustees, and separately the non-interested trustees present, in person, at the meeting, then ratified and approved the BlackRock Sub-Advisory Agreement with respect to the Series as previously approved at the August 16 – 17, 2006 meeting.

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	39

Officers and Trustees as of December 31, 2006

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds and Portfolios in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee

Interested Trustee

Robert C. Doll, Jr.* P.O. Box 9011 Princeton, NJ 08543-9011 Age: 52	Trust President and Trustee	2005 to present	Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee since 2006; President of the funds advised by Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliates (“MLIM/FAM-advised funds”) from 2005 to 2006 and Chief Investment Officer thereof from 2001 to 2006; President of MLIM and Fund Asset Management, L.P. (“FAM”) from 2001 to 2006; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) and President of Princeton Administrators, L.P. (“Princeton Administrators”) from 2001 to 2006; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	122 Funds 168 Portfolios	None

*  Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Trust President, Mr. Doll serves at the pleasure of the Board of Trustees.

Independent Trustees*

Donald W. Burton P.O. Box 9095 Princeton, NJ 08543-9095 Age: 62	Trustee	2002 to present	General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration since 2001.	21 Funds 38 Portfolios	Knology, Inc. (telecom munications); Symbion, Inc. (health care) and Capital Southwest (financial )

John Francis O’Brien P.O. Box 9095 Princeton, NJ 08543-9095 Age: 63	Trustee	2005 to present	President and Chief Executive Officer of Allmerica Financial Corporation (financial services holding 38 Portfolios company) from 1995 to 2002 and Director from 1995 to 2003; President of Allmerica Investment Management Co., Inc. ( investment adviser) from 1989 to 2002, Director from 1989 to 2002 and Chairman of the Board from 1989 to 1990; President, Chief Executive Officer and Director of First Allmerica Financial Life Insurance Company from 1989 to 2002 and Director of various other Allmerica Financial companies until 2002; Director from 1989 to 2006, Member of the Governance Nominating Commit- tee from 2004 to 2006, Member of the Compensation Committee from 1989 to 2006 and Member of the Audit Committee from 1990 to 2004 of ABIOMED; Director, Member of the Governance and Nomination Committee and Member of the Audit Committee of Cabot Corporation since 1990; Director and Member of the Audit Committee and Compensation Committee of LKQ Corporation since 2003; Lead Director of TJX Companies, Inc. since 1996; Trustee of the Woods Hole Oceanographic Institute since 2003; Director, Ameresco, Inc. since 2006; Director, Boston Lyric Opera since 2002.	21 Funds	Cabot Corporations (chemicals); LKQ Corporation (auto parts manufacturing) and TJX Companies, Inc. (retailer)

David H. Walsh P.O. Box 9095 Princeton, NJ 08543-9095 Age: 65	Trustee	2003 to present	Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Consultant with Putnam Investments from 1993 to 2003, and employed in various capacities therewith from 1973 to 1992; Director, Massachusetts Audubon Society from 1990 to 1997; Director, The National Audubon Society from 1998 to 2005; Director, The American Museum of Fly Fishing since 1997.	21 Funds 38 Portfolios	None

40	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Officers and Trustees as of December 31, 2006 (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds and Portfolios in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee
Independent Trustees* (concluded)

Fred G. Weiss ** P.O. Box 9095 Princeton, NJ 08543-9095 Age: 65	Trustee	1998 to present	Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of the Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International Plc (a global technology commercialization company) since 2001.	21 Funds 38 Portfolios	Watson Pharmaceuticals, Inc. (pharmaceutical company)

* Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
** Chairman of the Board of Trustees and the Audit Committee.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers*

Donald C. Burke P.O. Box 9011 Princeton, NJ 08543-9011 Age: 46	Vice President and Treasurer	1997 to present and 1999 to present	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.

Debra L. Jelilian P.O. Box 9011 Princeton, NJ 08543-9011 Age: 39	Vice President	2005 to present	Director of BlackRock, Inc. since 2006; Director of MLIM from 1999 to 2006.

Jeffrey L. Russo P.O. Box 9011 Princeton, NJ 08543-9011 Age: 39	Vice President	2005 to present	Director of BlackRock, Inc. since 2006; Director of MLIM from 2004 to 2006; Vice President of MLIM from 1994 to 2004.

Jeffrey Hiller P.O. Box 9011 Princeton, NJ 08543-9011 Age: 55	Chief Compliance Officer	2004 to present	Managing Director of BlackRock, Inc. and Chief Compliance Officer since 2006; Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.

Alice A. Pellegrino P.O. Box 9011 Princeton, NJ 08543-9011 Age: 46	Secretary	2004 to present	Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton Services from 2004 to 2006.

* Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.
Custodian			Transfer Agent
Merrill Lynch Trust Company, FSB 1300 Merrill Lynch Drive 3rd Floor — MSC 0303 Pennington, NJ 08534			PFPC Inc. Wilmington, DE 19809

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	41

Officers and Trustees as of September 30, 2007

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Currently Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Richard S. Davis* BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) from 2000 to 2005; Senior Vice President, Metropolitan Life Insurance Company from 1999 to 2000; Chairman, SSR Realty from 2000 to 2004.	60 (includes 55 Portfolios of of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None

Laurence D. Fink* BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange, and Trustee of the American Folk Art Museum.	60 (includes 55 Portfolios of of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

*	Mr. Davis and Mr. Fink each are both “interested person,” as defined in the Investment Company Act, of the Fund based on their current and former positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
†	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

Independent Trustees*

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1946	Trustee	Since 2005	Trustee and member of the Governance Committee, State Street Research mutual funds (“SSR Funds”) from 1997 to 2005.	60 (includes 55 Portfolios of of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology)

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 1943	Trustee and Chairman of the Compliance Committee	Since 2001	Partner and Head of International Practice, Covington and Burling ( law firm) from 2001 to the present. Deputy Secretary of the Treasury from 1999 to 2001; Under Secretary of State for Economic, Business and Agricultural Affairs from 1997 to 1999; Under Secretary of Commerce for International Trade from 1996 to 1997; U.S. Ambassador to the European Union from 1993 to 1996.	60 (includes 55 Portfolios of of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1944	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	USX Corporation, Director from 1991 to 2001; Vice Chairman and Chief Financial Officer from 1994 to 2001; Executive Vice President — Accounting and Finance and Chief Financial Officer from 1991 to 1994.	60 (includes 55 Portfolios of of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.; Director, Eastman Chemical Company

42	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

Officers and Trustees as of September 30, 2007 (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Currently Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (concluded)

Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1939	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) from 1989 to 2003.	60 (includes 55 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1938	Trustee	Since 2005	President since 1999 and Vice President — General Partner since 1990, Founders Investments Ltd.; Director, Forward Management, LLC since 2007; Director, ReFlow Management, LLC since 2007; Trustee, SSR Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	60 (includes 55 Portfolios of the Fund and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005)

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1935	Trustee and Chairperson of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. from 1989 to 2005; Chairman, Coho Partners, Ltd. from 2003 to 2005; Director, Beaver Management Corporation; Managing General Partner, Chestnut Street Exchange Fund, Chairman 2006; Director, Peoples First, Inc. from 2001 to 2004.	61 (includes 55 Portfolios of the Fund, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management, Inc. and BlackRock Institutional Management Corporation)	None

*	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
†	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	43

Officers and Trustees as of September 30, 2007 (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers*

Anne F. Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1962	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. since May 2000; First Vice President and Operating Officer, Mergers and Acquisitions Group from 1997 to 2000; First Vice President and Operating Officer, Public Finance Group from 1995 to 1997, and First Vice President, Emerging Markets Fixed Income Research from 1994 to 1995, Merrill Lynch & Co.

Bartholomew A. Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Chief Compliance Officer and Anti- Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. since 2004; Managing Director since 2003, and Director from 1998 to 2002 of BlackRock, Inc.; Compliance Officer at Moore Capital Management from 1995 to 1998.

Donald C. Burke BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1960	President	Since 2007 (previously served as Treasurer since 2006)	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.

Jay Fife BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1970	Treasurer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2006 to 2007; Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 1959	Secretary	Since 2004	Managing Director and Senior Counsel since January 2005; Director and Senior Counsel from 2001 to 2004 and Vice President and Senior Counsel from 1998 to 2000, BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corporation from May 1995 to April 1998.

* Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian			Transfer Agent
State Street Bank and Trust Company			PFPC Inc.
P.O. Box 351			Wilmington, DE 19809
Boston, MA 02101

44	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

BlackRock Fund Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: ( i ) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; ( ii ) information about your transactions with us, our affiliates, or others; ( iii ) information we receive from a consumer reporting agency; and ( iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at

http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	45

BlackRock Fund Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the”Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted ( if any) by the Fund’s previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s Web site at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

46	BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Aurora Portfolio	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Science & Technology	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Portfolio	BlackRock Healthcare Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Developing Capital Markets Fund	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Fund	BlackRock Small Cap Index Fund
BlackRock Focus Twenty Fund	BlackRock International Index Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Focus Value Fund	BlackRock International Opportunities Portfolio*	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock International Value Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Core Fund	BlackRock Technology Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund

Fixed Income Funds
BlackRock Commodity Strategies Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK INDEX EQUITY PORTFOLIO	SEPTEMBER 30, 2007	47

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by the Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Index Equity Portfolio Of BlackRock Funds

P.O. Box 9011

Princeton, NJ 08543-9011

#IE-9/07

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Exchange Portfolio

ANNUAL REPORT  |  SEPTEMBER 30, 2007

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

A Letter to Shareholders

Dear Shareholder

The September reporting period took financial markets on a wild ride. While subprime mortgage woes dominated headlines for much of 2007, troubles intensified in the final months of the period, spawning a widespread “credit crunch” that crept into other areas of the market.

The U.S. Federal Reserve Board (“Fed”) and other countries’ central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate, the rate banks pay to borrow money directly from the Fed, from 6.25% to 5.25% in two moves in August and September. The central bankers also cut the more widely followed Federal Funds target rate, which had remained unchanged at 5.25% for over a year, to 4.75% in September. After a tumultuous summer, the dust began to settle toward period-end amid speculation that the worst of the credit crunch had passed.

Although heightened volatility and a weakening U.S. economy have been recurring themes throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. However, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy and troubled housing market.

In fixed income markets, mixed economic signals and the credit market debacle resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.59% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets managed to post positive results for the 12-month period ended September 30, 2007:

Total Returns as of September 30, 2007	12-month
U.S. equities (Standard & Poor’s 500 Index)	+16.44%
Small cap U.S. equities (Russell 2000 Index)	+12.34%
International equities (MSCI Europe, Australasia, Far East Index)	+24.86%
Fixed income (Lehman Brothers U.S. Aggregate Index)	+ 5.14%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+ 3.10%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+ 7.62%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view “What’s Ahead in 2007: Third Quarter Update” and “Are You Prepared for Volatility?” at www.blackrock.com/funds.

We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

1

Portfolio Summary

Management Commentary

How did the Portfolio perform?

•	The BlackRock Exchange Portfolio outperformed the benchmark S&P 500 Index for the one-year period.

•

U.S. stocks delivered strong returns despite substantial volatility over the past year. Most recently, worries over a recession in residential housing, the meltdown in the subprime mortgage market and tightening credit conditions led to heightened volatility and an investor flight to quality that benefited large-cap stocks. For the full year, large and mid-cap stocks outperformed their small-cap counterparts. In addition, the growth style of investing outperformed value across the market-capitalization spectrum.

What factors influenced performance?

•	Overall, sector allocation and security selection had a positive impact on the Portfolio’s performance versus its benchmark.

•

Stock selection was strongest in the financials and information technology sectors. From an allocation standpoint, an overweight to the strong-performing energy sector and an underweight to the weaker consumer discretionary group made meaningful positive contributions.

•

Selection gains were most prominent in the financials sector, where the lack of exposure to commercial banks and other diversified financial services companies helped comparative performance. Our position in Hewlett-Packard Co. proved to be the largest contributor among information technology stocks, as shares of the personal computer (PC) maker rose over 36% during the 12-month period. Other strong performers in information technology included positions in International Business Machines Corp. and First Data Corp. Our positions in the energy sector benefited, given that energy was the best-performing area in the S&P 500 Index. Top contributors included diversified companies Schlumberger Ltd. and Exxon Mobil Corp.

•

Negative stock selection hurt performance in the health care group as exposure to some of the struggling pharmaceutical companies dampened return comparisons. For example, our positions in Novartis AG and AstraZeneca Plc hindered relative returns. The lack of exposure to the materials sector also hurt return comparisons given that it was one of the best-performing groups in the S&P 500 Index.

Describe recent Portfolio activity.

•

Consistent with its investment objective, the Portfolio continued to invest in a diversified portfolio of stocks that we believe have long-term growth potential. We try to limit portfolio turnover so as to minimize the recognition of capital gains, which are taxable to our shareholders. Therefore, there were few changes made at the sector and individual stock levels.

Describe Portfolio positioning at period-end.

•

As of September 30, 2007, the Portfolio’s most substantial overweights relative to the S&P 500 Index were in the consumer staples, energy and healthcare sectors. The largest underweight was in consumer discretionary, followed by utilities and materials. On an absolute basis, the Portfolio’s largest sector commitments at period-end were in financials, energy and information technology.

Total Return Based on a $10,000 Investment

The inception date of the Portfolio was 12/17/76.

Shares of the Portfolio are not currently offered to the public.

2	EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007

Portfolio Summary (concluded)

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Returns
	1 Year	5 Year	10 Year
BlackRock Class	+18.62%	+13.40%	+6.45%
S&P 500® Index	+16.44%	+15.45%	+6.57%

Past performance is not predictive of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
BlackRock Class	$1,000.00	$1,128.70	$3.20	$1,000.00	$1,021.95	$3.05

For the BlackRock share class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Portfolio Profile as of September 30, 2007

Top Ten Holdings (% of long-term investments)
Schlumberger Ltd.	6.4%
Exxon Mobil Corp.	6.0
American Express Co.	5.8
Hewlett-Packard Co.	5.6
The Procter & Gamble Co.	5.5
Target Corp.	5.0
Berkshire Hathaway, Inc. - Class B	4.7
The Boeing Co.	4.4
General Electric Co.	4.2
SLM Corp.	3.5

Top Ten Industries (% of long-term investments)
Oil & Gas	15.8%
Finance	12.4
Computer & Office Equipment	9.0
Pharmaceuticals	8.1
Retail Merchandising	7.2
Aerospace	6.9
Soaps & Cosmetics	5.5
Beverages & Bottling	4.7
Conglomerates	4.7
Manufacturing	4.2

Although the holdings and industries listed above were current as of the periods indicated, the Portfolio’s composition will vary.

EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007	3

Schedule of Investments As of September 30, 2007	(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 100.0%
Aerospace — 6.9%
The Boeing Co.	131,800	$13,837,682
General Dynamics Corp.	93,000	7,855,710

		21,693,392

Banks — 1.8%
JPMorgan Chase & Co.	124,728	5,715,037

Beverages & Bottling — 4.7%
Anheuser-Busch Cos., Inc.	192,315	9,613,827
The Coca-Cola Co.	87,735	5,042,130

		14,655,957

Computer & Office Equipment — 9.0%
Hewlett-Packard Co.	349,270	17,390,153
International Business Machines Corp.	92,371	10,881,304

		28,271,457

Computer Software & Services — 3.5%
Microsoft Corp.	367,277	10,819,980

Conglomerates — 4.7%
Berkshire Hathaway, Inc. - Class B(b)	3,687	14,571,024

Electronics — 0.9%
Agilent Technologies, Inc.(b)	29,749	1,097,143
Intel Corp.	70,215	1,815,760

		2,912,903

Finance — 12.4%
American Express Co.	305,626	18,145,016
Ameriprise Financial, Inc.	61,125	3,857,599
SLM Corp.	222,825	11,067,718
Western Union Co.	266,480	5,588,085

		38,658,418

Food & Agriculture — 0.7%
General Mills, Inc.	8,497	492,911
Kraft Foods, Inc. - Class A	53,285	1,838,865

		2,331,776

Insurance — 2.1%
American International Group, Inc.	94,900	6,419,985

Machinery & Heavy Equipment — 3.1%
Caterpillar, Inc.	124,256	9,745,398

Manufacturing — 4.2%
General Electric Co.	317,848	13,158,907

Medical & Medical Services — 3.3%
Millipore Corp.(b)	135,965	10,306,147

Medical Instruments & Supplies — 3.7%
Johnson & Johnson	124,195	8,159,612
Medtronic, Inc.	60,000	3,384,600

		11,544,212

Oil & Gas — 15.7%
BP Plc - ADR	116,846	8,103,270
Exxon Mobil Corp.	201,740	18,673,054
Schlumberger Ltd.	191,551	20,112,855
Transocean, Inc.(b)	21,148	2,390,782

		49,279,961

Pharmaceuticals — 8.1%
AstraZeneca Plc	76,000	3,805,320
Merck & Co., Inc.	83,999	4,341,908
Novartis AG - ADR	169,030	9,289,889
Pfizer, Inc.	89,719	2,191,835
Wyeth	125,465	5,589,466

		25,218,418

Retail Merchandising — 7.2%
Target Corp.	248,429	15,792,632
Wal-Mart Stores, Inc.	154,700	6,752,655

		22,545,287

Soaps & Cosmetics — 5.5%
The Procter & Gamble Co.	246,400	17,331,776

Telecommunications — 0.8%
Vodafone Group Plc - ADR	64,452	2,339,608

Tobacco — 1.7%
Altria Group, Inc.	77,000	5,353,810

TOTAL COMMON STOCKS
(Cost $68,505,164)		312,873,453

Short Term Investment — 0.0%
Galileo Money Market Fund, 4.72%(c)
(Cost $22,676)	22,676	22,676

TOTAL INVESTMENTS IN SECURITIES — 100.0%
(Cost $68,527,840(a))		312,896,129

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		115,751

NET ASSETS — 100.0%		$313,011,880

(a)	Cost for federal income tax purposes is $64,041,941. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$249,148,379
Gross unrealized depreciation	(294,191)

$248,854,188

(b)	Non-income producing security.
(c)	Represents current yield as of September 30, 2007.

ADR - American Depository Receipt

See accompanying notes to financial statements.

4	EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007

Statement of Assets and Liabilities

As of September 30, 2007

Assets
Investments at value (Cost $68,527,840)	$312,896,129
Dividends receivable	285,161
Interest receivable - affiliated	13
Receivable from advisor	9,046
Receivable from affiliate	3,503

Total Assets	313,193,852

Liabilities
Investment advisory fees payable	113,798
Administration fees payable	19,000
Custodian fees payable	4,309
Officers’ and trustees’ fees payable	2,489
Transfer agent fees payable	996
Other accrued expenses payable	41,380

Total Liabilities	181,972

Net Assets	$313,011,880

Net Assets Consist of
Capital paid in	$64,905,241
Undistributed net investment income	1,153,705
Accumulated net realized gain on investment and redemptions-in-kind transactions	2,584,645
Net unrealized appreciation on investment transactions	244,368,289

Net Assets	$313,011,880

Net Asset Value
BlackRock Shares
Net Assets	$313,011,880
Shares outstanding, unlimited number of shares authorized with a $0.001 par value	462,585
Net Asset Value	$676.66

See accompanying notes to financial statements.

EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007	5

Statement of Operations

For the Year Ended September 30, 2007

Investment Income
Dividends	$4,804,125
Securities lending income from affiliate (Note C)	41,656
Interest	558
Interest from affiliates (Note C)	430
Foreign taxes withheld	(27,802)

Total investment income	4,818,967

Expenses
Investment advisory fees	1,513,198
Administration fees	302,643
Legal and audit fees	40,529
Custodian fees	29,878
Printing fees	26,722
Officers’ and trustees’ fees	19,838
Transfer agent fees	11,912
Other	12,336

Total expenses	1,957,056
Less investment advisory fees waived	(53,626)
Less administration fees waived	(75,663)
Less transfer agent fees waived	(5,350)
Less transfer agent fees reimbursed	(6,515)
Less fees paid indirectly (Note C)	(47)

Net expenses	1,815,855

Net investment income	3,003,112

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment transactions	(1,583,883)
Redemption-in-kind transactions (Note B)	19,717,131

18,133,248

Net change in unrealized appreciation/depreciation on:
Investments	30,726,620

Net gain on investment transactions	48,859,868

Net increase in net assets resulting from operations	$51,862,980

See accompanying notes to financial statements.

6	EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007

Statements of Changes in Net Assets

	For the Year Ended September 30,
Increase in Net Assets:	2007	2006
Operations
Net investment income	$3,003,112	$3,473,414
Net realized loss from investment transactions	(1,583,883)	(404,127)
Net realized gain from redemption-in-kind transactions	19,717,131	8,650,394
Change in unrealized appreciation/depreciation on investments	30,726,620	13,321,792

Net increase in net assets resulting from operations	51,862,980	25,041,473

Dividends to Shareholders from
Net investment income	(2,701,038)	(3,313,041)

Capital Share Transactions
Shares issued in reinvestment of dividends	448,506	515,422
Shares redeemed	(30,149,442)	(21,209,073)

Net decrease in net assets resulting from capital share transactions	(29,700,936)	(20,693,651)

Net Assets
Total increase in net assets	19,461,006	1,034,781
Beginning of year	293,550,874	292,516,093

End of year	$313,011,880	$293,550,874

End of year undistributed net investment income	$1,153,705	$851,631

See accompanying notes to financial statements.

EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007	7

Financial Highlights For a Share Outstanding Throughout Each Period

	For the Year Ended September 30,		For the Nine Months Ended 9/30/05	For the Year Ended December 31,
	2007	2006		2004[1]	2003	2002[2]
Per Share Operating Performance
Net asset value, beginning of period	$575.50	$533.63	$520.73	$490.99	$411.01	$511.71

Net investment income	6.21 [3]	6.63 [3]	4.10 [3]	7.61	5.40	4.74
Net realized and unrealized gain (loss) on investments	100.52	41.58	11.80	29.63	80.08	(100.64)
Dividends from net investment income	(5.57)	(6.34)	(3.00)	(7.50)	(5.50)	(4.80)

Net asset value, end of period	$676.66	$575.50	$533.63	$520.73	$490.99	$411.01

Total Investment Return
Total return	18.62%	9.06%	3.10%[4]	7.63%	20.89%	(18.78)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$313,012	$293,551	$292,516	$299,352	$309,699	$268,503
Ratio of expenses to average net assets	0.60%	0.60%	0.60%[5]	0.61%	0.59%	0.60%
Ratio of expenses to average net assets (excluding waivers)	0.65%	0.67%	0.71%[5]	0.61%	0.59%	0.60%
Ratio of net investment income to average net assets	0.99%	1.20%	1.06%[5]	1.47%	1.20%	1.00%
Ratio of net investment income to average net assets (excluding waivers)	0.94%	1.13%	0.95%[5]	1.47%	1.20%	1.00%
Portfolio turnover	1%	—	—	4%	5%	3%

[1]

During the year ended December 31, 2004, the investment advisor reimbursed the Portfolio as part of an internal review regarding the use of fund brokerage commissions. These payments increased net realized and unrealized gain on investments per share by $0.17 and increased total return by 0.04%.

[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes to financial statements.

8	EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007

Notes to Financial Statements

(A) Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As part of a reorganization that occurred on June 8, 2007, certain Portfolios of the Fund were merged into BlackRock Funds II. As of September 30, 2007, the Fund had 26 registered portfolios. These financial statements relate to the Fund’s Exchange Portfolio (the “Portfolio”). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by the Portfolio is as follows: investments traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; investments traded on a national securities exchange for which there were no sales on that day and investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices. The amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor under the supervision of the Board of Trustees (the “Board”) determines such method does not represent fair value. Investments in open-end investment companies are valued at net asset value per share. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Portfolio’s valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof.

When determining the price for Fair Value Assets, the investment advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. As of September 30, 2007, there were no fair valued securities.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolio’s financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolio’s financial statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid at least annually by the Portfolio. Net realized short-term capital gains, if any, are distributed annually. The Portfolio’s current practice is to retain long-term capital gains and to pay federal taxes thereon at corporate capital gain tax rates on behalf of the shareholders.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method, generally high cost, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date.

Redemptions-In-Kind — The Portfolio transferred securities and cash due to redemptions-in-kind. For purposes of generally accepted accounting principles, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions in-kind are disclosed separately in the Statement of Operations.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to the Portfolio are charged directly to the Portfolio. Other operating expenses are prorated to the Portfolio on the basis of relative net assets.

EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007	9

Notes to Financial Statements (continued)

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (“BlackRock”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as the investment advisor. For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the annual rate of 0.50% of the Portfolio’s average daily net assets. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Transfer agency fees are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings. The Portfolio is also charged per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Portfolio sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2007, the Portfolio paid $23 in return for these services.

PFPC and BlackRock act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the BlackRock class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio.

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses to 0.60% of the Portfolio’s average daily net assets. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, the Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board.

If operating expenses, within two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board approved the payments to BlackRock at the previous quarterly meeting.

At September 30, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement were $91,888.

Pursuant to terms of the reorganization of the State Street Research Exchange Fund, fees waived by BlackRock through February 1, 2007, on the BlackRock class of the Portfolio are not subject to future recoupment by BlackRock.

Through agreements with PTC and BlackRock Investment Management, LLC (“BIM”), the Portfolio may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolio a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral equal to at least 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral equal to at least 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by the lending agent. The lending agent has hired BlackRock Capital Management, Inc. (“BCM”), an indirect wholly-owned subsidiary of BlackRock, and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. The lending agent and BIM may invest such collateral in short-term investments, including the Institutional Money Market Trust (the “Trust”), an affiliate of the Fund, a portfolio of money market securities or high-quality, short-term instruments with a maturity date not to exceed 397 days. The securities lending income included in the accompanying Statement of Operations is principally derived from investments in the Trust and accordingly represents income earned from an affiliate. BCM serves as investment advisor to the Trust but receives no fees from the Trust for these services. Administrative and accounting services for the Trust are provided by PFPC, an indirect wholly-owned subsidiary of PNC. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust’s average daily net assets. As of September 30, 2007, there were no securities on loan.

10	EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

For the year ended September 30, 2007, short-term investments in companies considered to be an affiliate of the Portfolio were as follows:

Affiliated Investments	Net Activity	Market Value of affiliates at September 30, 2007
Institutional Money Market Trust	$(19,871,385)	$—
Merrill Lynch, Floating Rate Notes	(3,172,590)	—

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolio. The income earned for the year ended September 30, 2007, was $430.

The Portfolio may also receive earnings credits related to cash balances with PFPC which are shown on the Statement of Operations as “fees paid indirectly.”

(D) Purchases and Sales of Securities

For the year ended September 30, 2007, purchases and sales of securities, excluding short-term and U.S. government securities, were $1,788,839 and $31,470,042, including $25,350,084 of sales representing redemptions-in-kind, respectively.

(E) Capital Shares

Transactions in capital shares for each year were as follows:

	For the Year Ended September 30,
	2007	2006
Shares issued in reinvestment of dividends	714	936
Shares redeemed	(48,206)[1]	(39,026)[2]

Net decrease	(47,492)	(38,090)

[1]	Including (40,737) representing redemptions-in-kind.
[2]	Including (30,089) representing redemptions-in-kind.

(F) Short-Term Borrowings

The Portfolio, along with certain other funds managed by the investment advisor and its affiliates, is a party to a $500,000,000 credit agreement dated November 22, 2006, with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The credit agreement is for one year. The Portfolio pays a commitment fee of 0.06% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in other expenses in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2007.

(G) Federal Tax Information

No provision for federal income taxes is necessary with respect to net investment income because it is the Portfolio’s intention to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite income distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. The Portfolio currently retains and designates as undistributable gains all of its taxable net long-term capital gains and pays federal income taxes thereon on behalf of the shareholders. The Portfolio has a tax year end of December 31.

Dividends from net investment income are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of December 31, 2006, attributable to redemptions in-kind distributions and securities sold with different book/tax basis, were reclassified to the following accounts:

Increase in Paid in-Capital	Decrease Accumulated Net Realized Gain (Loss)
$9,043,929	$(9,043,929)

The tax character of distributions paid during the fiscal years ended September 30, 2007 and the tax years ended December 31, 2006 and 2005 was as follows:

	Ordinary Income	Total Distributions
09/30/07	$2,701,038	$2,701,038
12/31/06	3,450,062	3,450,062
12/31/05	3,047,801	3,047,801

As of September 30, 2007, the estimated tax components of distributable earnings (accumulated losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Gains/Losses Net *
$1,153,705	$(9,622,549)	$256,575,483

*	The difference between book-basis and tax basis net unrealized gains/losses is attributable primarily to the in-kind redemptions and securities held with different book/tax basis.

EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007	11

Notes to Financial Statements (concluded)

As of December 31, 2006, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring December 31
2009	2010	2013	2014	Total
$ 770,500	$7,112,583	$1,281,140	$233,900	$9,398,123

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Portfolio’s financial statements, if any, is currently being assessed.

12	EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of Exchange Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Exchange Portfolio (the “Portfolio”), one of the twenty-six portfolios constituting the BlackRock Funds (the “Fund”), as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the nine month period ended September 30, 2005, and each of the two years in the period ended December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio of the Fund for the year ended December 31, 2002 were audited by other auditors whose report, dated February 12, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods specified, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania
November 28, 2007

EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007	13

Fund Management (Unaudited)

Information pertaining to the Trustees and officers of the Fund as of September 30, 2007 is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

14	EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1946	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).

Honorable Stuart E. Eizenstat c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1943	Trustee and Chairman of the Compliance Committee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca- Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1944	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President- Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.

Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1939	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former
Chair of the Board
of the Massachusetts
General Hospital
Institute of Health
Professions;
Member and Former
Chair of the Board
of the Greenwall
Foundation; Trustee,
Century Foundation
(formerly The
Twentieth Century
Fund); Director and
Chair of the Audit
Committee, N STAR
(formerly called
Boston Edison);
Director, The
Neiman Marcus
Group; Honorary
Trustee,
Massachusetts
General Hospital
Corporation.

EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007	15

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (concluded)

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1938	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd.; Director, Forward Management, LLC since 2007; Director, ReFlow Management, LLC since 2007; Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Funds, Inc. (2001-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997).

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1935	Trustee and Chairperson of the Board	Since 1996	Retired; Chairman, Wilmerding & Associates, Inc. (investment advisers) (until 2006); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2006).	62 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	Director, Beaver
Management Corporation
(land management
corporation); Managing
General Partner, Chestnut
Street Exchange Fund,
Chairman since 2006;
Director, Peoples First, Inc.
(bank Holding Company)
(2001-2004).

16	EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007

Fund Management (Unaudited) (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(5) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1962	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Neal J. Andrews BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Donald C. Burke BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1960	President	Since 2007 (previously served as Treasurer since 2006)	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).

Jay Fife BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1970	Treasurer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2006 to 2007; Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, LLC; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

(1)	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s Declaration of Trust.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.
(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.
(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(5)	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s Declaration of Trust.

EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007	17

Additional Information (Unaudited)

(A) Special Meeting of Shareholders. The shareholders of each Portfolio voted on the following proposal, which was approved at a special shareholders meeting on September 7, 2007 for shareholders of record as of June 25, 2007. This proposal was part of the reorganization of the Fund’s Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted were as follows:

To elect the Fund’s Board of Trustees	Exchange
	Votes For	Votes Withheld
David O. Beim	168,474	253
Richard S. Davis	168,474	253
Ronald W. Forbes	168,474	253
Henry Gabbay	168,474	253
Dr. Matina Horner	168,474	253
Rodney D. Johnson	168,474	253
Herbert I. London	168,474	253
Cynthia A. Montgomery	168,474	253
Joseph P. Platt Jr	168,474	253
Robert C. Robb, Jr.	168,474	253
Toby Rosenblatt	168,474	253
Kenneth L. Urish	162,448	6,280
Frederick W. Winter	168,474	253

18	EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007

BlackRock Funds Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007

BlackRock Funds Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s Web site at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007

BlackRock Funds

Investment Advisor

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

EXCHANGE PORTFOLIO	SEPTEMBER 30, 2007

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

EXCH-9/07-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock
Money Market Portfolios

ANNUAL REPORT | SEPTEMBER 30, 2007

Money Market

U.S. Treasury Money Market

Municipal Money Market

New Jersey Municipal Money Market

North Carolina Municipal Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money Market

Virginia Municipal Money Market

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

A Letter to Shareholders

Dear Shareholder

The September reporting period took financial markets on a wild ride. While subprime mortgage woes dominated headlines for much of 2007, troubles intensified in the final months of the period, spawning a widespread “credit crunch” that crept into other areas of the market.

The U.S. Federal Reserve Board (“Fed”) and other countries’ central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate, the rate banks pay to borrow money directly from the Fed, from 6.25% to 5.25% in two moves in August and September. The central bankers also cut the more widely followed Federal Funds target rate, which had remained unchanged at 5.25% for over a year, to 4.75% in September. After a tumultuous summer, the dust began to settle toward period-end amid speculation that the worst of the credit crunch had passed.

Although heightened volatility and a weakening U.S. economy have been recurring themes throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. However, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy and troubled housing market.

In fixed income markets, mixed economic signals and the credit market debacle resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.59% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets managed to post positive results for the 12-month period ended September 30, 2007:

Total Returns as of September 30, 2007	12-month
U.S. equities (Standard & Poor’s 500 Index)	+16.44%
Small cap U.S. equities (Russell 2000 Index)	+12.34%
International equities (MSCI Europe, Australasia, Far East Index)	+24.86%
Fixed income (Lehman Brothers U.S. Aggregate Index)	+ 5.14%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+ 3.10%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+ 7.62%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view “What’s Ahead in 2007: Third Quarter Update” and “Are You Prepared for Volatility?” at www.blackrock.com/funds.

We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

1

Portfolio Summary	Money Market Portfolio

Portfolio Profile as of September 30, 2007

Portfolio Diversification	Percentage of Portfolio

Commercial Paper	49.2%
Variable Rate Obligations	27.7
Certificates of Deposit	18.8
Master Notes	3.7
Secured Liquidity Notes	0.6

7-Day Yield (Annualized)
Institutional	5.05%
Service	4.75
Hilliard Lyons	4.77
Investor A	4.65
Investor B	4.34
Investor C	4.23

Maturity Information
Maturity	Par	Percentage of Portfolio

1-7 Days	$304,021,000	17.6%
8-14 Days	105,744,000	6.1
15-30 Days	527,666,000	30.5
31-60 Days	185,729,000	10.7
61-90 Days	332,783,000	19.3
91-120 Days	3,000,000	0.2
121-150 Days	94,950,000	5.5
over 150 Days	174,500,000	10.1
Average Weighted Maturity - 54 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,025.30	$2.13	$1,000.00	$1,022.87	$2.13
Service	$1,000.00	$1,023.80	$3.60	$1,000.00	$1,021.40	$3.60
Hilliard Lyons	$1,000.00	$1,023.90	$3.55	$1,000.00	$1,021.45	$3.55
Investor A	$1,000.00	$1,023.40	$4.06	$1,000.00	$1,020.94	$4.06
Investor B	$1,000.00	$1,021.30	$6.08	$1,000.00	$1,018.91	$6.09
Investor C	$1,000.00	$1,021.10	$6.28	$1,000.00	$1,018.71	$6.29

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.71%, 0.70%, 0.80%, 1.20% and 1.24% for the Institutional, Service, Hilliard Lyons, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary	U.S. Treasury Money Market Portfolio

Portfolio Profile as of September 30, 2007

Portfolio Diversification	Percentage of Portfolio
Repurchase Agreements	100.0%

7-Day Yield (Annualized)
Institutional	4.29%
Service	4.00
Investor A	4.02

Maturity Information
Maturity	Par	Percentage of Portfolio
1-7 Days	$396,132,000	64.8%
8-14 Days	185,000,000	30.3
15-30 Days	10,000,000	1.6
91-120 Days	20,000,000	3.3
Average Weighted Maturity - 9 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,023.80	$2.08	$1,000.00	$1,022.92	$2.08
Service	$1,000.00	$1,022.40	$3.50	$1,000.00	$1,021.50	$3.50
Investor A	$1,000.00	$1,022.30	$3.50	$1,000.00	$1,021.50	$3.50

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.41%, 0.69% and 0.69% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

ANNUAL REPORT	SEPTEMBER 30, 2007	3

Portfolio Summary	Municipal Money Market Portfolio

Portfolio Profile as of September 30, 2007

Top Ten States	Percentage of Portfolio
Texas	13.0%
North Carolina	9.1
Indiana	7.6
Illinois	6.6
Michigan	5.7
Pennsylvania	5.7
Maryland	5.5
Louisiana	4.5
Ohio	3.9
Tennessee	3.8

7-Day Yield (Annualized)
Institutional	3.42%
Service	3.12
Hilliard Lyons	3.39
Investor A	3.12

Maturity Information
Maturity	Par	Percentage of Portfolio
1-7 Days	$261,589,500	84.2%
8-14 Days	1,000,000	0.3
31-60 Days	1,000,000	0.4
61-90 Days	1,605,000	0.5
91-120 Days	1,125,000	0.4
121-150 Days	1,595,000	0.5
over 150 Days	42,700,000	13.7
Average Weighted Maturity - 48 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,017.10	$2.12	$1,000.00	$1,022.87	$2.13
Service	$1,000.00	$1,015.60	$3.64	$1,000.00	$1,021.35	$3.65
Hilliard Lyons	$1,000.00	$1,016.90	$2.28	$1,000.00	$1,022.72	$2.28
Investor A	$1,000.00	$1,015.60	$3.58	$1,000.00	$1,021.41	$3.59

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.72%, 0.45% and 0.71% for the Institutional, Service, Hilliard Lyons and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

4	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary	New Jersey Municipal Money Market Portfolio

Portfolio Profile as of September 30, 2007

Portfolio Diversification	Percentage of Portfolio
Variable Rate Demand Notes	84.8%
Municipal Bonds	13.4
Commercial Paper	1.8

7-Day Yield (Annualized)
Institutional	3.39%
Service	3.11
Investor A	3.10

Maturity Information
Maturity	Par	Percentage of Portfolio

1-7 Days	$186,629,500	84.8%
8-14 Days	1,800,000	0.8
15-30 Days	6,740,000	3.1
31-60 Days	1,675,000	0.8
61-90 Days	1,705,000	0.8
91-120 Days	1,000,000	0.4
121-150 Days	1,757,700	0.7
over 150 Days	18,844,700	8.6
Average Weighted Maturity - 32 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,016.80	$1.97	$1,000.00	$1,023.02	$1.98
Service	$1,000.00	$1,015.40	$3.39	$1,000.00	$1,021.60	$3.40
Investor A	$1,000.00	$1,015.40	$3.39	$1,000.00	$1,021.60	$3.40

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.39%, 0.67% and 0.67% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

ANNUAL REPORT	SEPTEMBER 30, 2007	5

Portfolio Summary	North Carolina Municipal Money Market Portfolio

Portfolio Profile as of September 30, 2007

Portfolio Diversification	Percentage of Portfolio
Variable Rate Demand Notes	79.3%
Municipal Bonds	8.8
Commercial Paper	10.4
Municipal Put Bonds	1.5

7-Day Yield (Annualized)
Institutional	3.49%
Service	3.23
Investor A	3.09

Maturity Information
Maturity	Par	Percentage of Portfolio

1-7 Days	$54,615,000	80.8%
31-60 Days	2,000,000	3.0
61-90 Days	5,790,000	8.6
121-150 Days	2,385,000	3.5
over 150 Days	2,800,000	4.1
Average Weighted Maturity - 25 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,017.30	$1.52	$1,000.00	$1,023.48	$1.52
Service	$1,000.00	$1,015.90	$2.93	$1,000.00	$1,022.06	$2.94
Investor A	$1,000.00	$1,015.30	$3.54	$1,000.00	$1,021.45	$3.55

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, 0.58% and 0.70% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

6	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary	Ohio Municipal Money Market Portfolio

Portfolio Profile as of September 30, 2007

Portfolio Diversification	Percentage of Portfolio
Variable Rate Demand Notes	73.5%
Municipal Bonds	24.3
Municipal Put Bonds	2.2

7-Day Yield (Annualized)
Institutional	3.46%
Service	3.18
Investor A	3.17

Maturity Information
Maturity	Par	Percentage of Portfolio

1-7 Days	$97,945,000	74.2%
8-14 Days	450,000	0.3
15-30 Days	2,435,000	1.9
31-60 Days	4,400,000	3.3
61-90 Days	3,375,000	2.6
91-120 Days	2,270,000	1.7
121-150 Days	6,075,000	4.6
over 150 Days	15,035,083	11.4
Average Weighted Maturity - 47 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,017.30	$1.97	$1,000.00	$1,023.02	$1.98
Service	$1,000.00	$1,015.90	$3.39	$1,000.00	$1,021.60	$3.40
Investor A	$1,000.00	$1,015.90	$3.39	$1,000.00	$1,021.60	$3.40

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.39%, 0.67% and 0.67% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

ANNUAL REPORT	SEPTEMBER 30, 2007	7

Portfolio Summary	Pennsylvania Municipal Money Market Portfolio

Portfolio Profile as of September 30, 2007

Portfolio Diversification	Percentage of Portfolio
Variable Rate Demand Notes	89.6%
Commercial Paper	6.1
Municipal Bonds	4.3

7-Day Yield (Annualized)
Institutional	3.42%
Service	3.14
Investor A	3.14

Maturity Information
Maturity	Par	Percentage of Portfolio

1-7 Days	$544,332,000	92.8%
31-60 Days	26,100,000	4.4
over 150 Days	16,408,000	2.8
Average Weighted Maturity - 16 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,017.00	$2.12	$1,000.00	$1,022.87	$2.13
Service	$1,000.00	$1,015.60	$3.54	$1,000.00	$1,021.45	$3.55
Investor A	$1,000.00	$1,015.60	$3.54	$1,000.00	$1,021.45	$3.55

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.70% and 0.70% for the Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary	Virginia Municipal Money Market Portfolio

Portfolio Profile as of September 30, 2007

Portfolio Diversification	Percentage of Portfolio
Variable Rate Demand Notes	87.9%
Municipal Bonds	10.4
Municipal Put Bonds	1.7

7-Day Yield (Annualized)
Institutional	3.52%
Service	3.22

Maturity Information
Maturity	Par	Percentage of Portfolio

1-7 Days	$73,745,000	89.6%
121-150 Days	6,925,000	8.4
over 150 Days	1,620,000	2.0
Average Weighted Maturity - 22 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional Class	$1,000.00	$1,017.40	$1.52	$1,000.00	$1,023.48	$1.52
Service Class	$1,000.00	$1,015.90	$2.93	$1,000.00	$1,022.06	$2.94

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30% and 0.58% for the Institutional and Service classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

ANNUAL REPORT	SEPTEMBER 30, 2007	9

Schedule of Investments As of September 30, 2007	Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Certificates of Deposit — 19.2%
Domestic — 1.0%
Wachovia Bank N.A.
5.32%	02/06/08	$16,000	$16,000,000

Yankee — 18.2%
Banco Bilbao Vizcaya Argentaria S.A., New York
5.06%(b)	04/02/08	6,305	6,305,156
Bank of Montreal, New York
5.01%(b)	04/01/08	6,140	6,140,000
Banque Nationale de Paris, New York
5.27%(b)	10/03/07	15,505	15,505,000
5.31%(b)	11/20/07	23,715	23,715,000
5.32%(b)	11/30/07	15,000	15,000,000
Barclays Bank Plc, New York
5.27%(b)	10/02/07	36,000	36,000,000
Canadian Imperial Bank of Commerce, New York
5.09%(b)	04/01/08	17,435	17,435,000
Deutsche Bank AG, New York
5.38%(b)	03/11/08	16,760	16,760,000
Fortis Bank, New York
5.30%(b)	02/11/08	18,950	18,950,000
HBOS Treasury Services Plc, New York
5.27%(b)	10/03/07	12,930	12,930,000
Natixis, New York
5.42%(b)	07/10/08	5,170	5,185,076
Nordea Bank Finland, New York
4.91%(b)	06/23/08	5,565	5,565,396
Skandinaviska Enskilda Banken AB, New York
5.47%(b)	11/26/07	10,000	10,000,000
5.66%(b)	12/07/07	10,000	10,000,000
5.37%(b)	03/17/08	12,000	12,000,000
Swedbank Mortgage AB, New York
5.15%(b)	12/21/07	20,000	20,000,000
UBS AG, Stamford
5.47%(b)	11/21/07	50,000	50,000,000
Unicredito Italiano Bank, New York
5.38%(b)	03/20/08	27,000	27,000,624

			308,491,252

TOTAL CERTIFICATES OF DEPOSIT (Cost $324,491,252)			324,491,252

Commercial Paper — 50.0%
Asset Backed Securities — 35.7%
Amstel Funding Corp.
5.25%	10/22/07	5,000	4,984,687
Apreco LLC
5.70%	11/08/07	1,200	1,192,780
Aquinas Funding LLC
5.25%	10/22/07	1,400	1,395,712
Atlantis One Funding Corp.
5.25%	10/30/07	30,000	29,873,125
5.75%	12/11/07	1,200	1,186,392
Beethoven Funding Corp.
5.85%	10/01/07	5,000	5,000,000
CC (USA), Inc.
5.26%	10/09/07	40,834	40,786,270
5.25%	10/23/07	20,000	19,935,833
5.25%	10/25/07	10,000	9,965,000
Chariot Funding LLC
5.45%	10/15/07	19,071	19,030,580
Concord Minutemen Capital Co. LLC, Series A
5.26%	10/09/07	17,071	17,051,065
5.25%	11/16/07	10,000	9,932,917
CRC Funding LLC
5.42%	12/04/07	5,000	4,951,822
Dorada Finance, Inc.
5.25%	10/18/07	32,910	32,828,411
Erasmus Capital Corp.
5.93%	12/18/07	29,000	28,627,398
Five Finance, Inc.
5.25%	10/15/07	10,000	9,979,583
Fountain Square Commercial Funding Corp.
5.26%	10/11/07	25,000	24,963,507
5.25%	10/16/07	10,000	9,978,125
5.26%	10/29/07	22,966	22,871,954
5.18%	11/15/07	3,000	2,980,575
Grampian Funding LLC
5.18%	11/19/07	13,045	12,952,937
K2 (USA) LLC
5.26%	10/09/07	5,439	5,432,642
5.25%	10/16/07	5,000	4,989,062
Liberty Street Funding LLC
5.27%	10/18/07	41,000	40,897,967
5.26%	10/23/07	3,000	2,990,366
5.26%	10/24/07	2,000	1,993,279
5.32%	10/26/07	12,000	11,955,667
6.15%	12/11/07	20,000	19,757,417
Lockhart Funding LLC
6.10%	10/01/07	45,887	45,887,000
Old Line Funding Corp.
6.35%	10/04/07	5,106	5,103,298
5.26%	10/12/07	7,400	7,388,118
Polonius, Inc.
5.26%	10/15/07	6,000	5,987,727
Ranger Funding Co. LLC
5.25%	10/16/07	12,344	12,316,997
5.80%	11/19/07	1,769	1,755,035
Sedna Finance, Inc.
5.25%	10/25/07	30,000	29,895,000
Thunder Bay Funding, Inc.
5.25%	10/22/07	10,000	9,969,375
Tulip Funding Corp.
5.28%	10/15/07	15,548	15,516,075
Vetra Financial Corp.
5.27%	10/25/07	10,000	9,964,867
Victory Receivables Corp.
5.23%	12/19/07	15,000	14,827,846
Yorktown Capital LLC
5.75%	11/14/07	10,000	9,929,722
6.10%	12/07/07	5,000	4,943,236
6.00%	12/14/07	18,885	18,652,085
Zela Finance, Inc.
5.26%	10/19/07	14,000	13,963,180

			604,584,634

Banks — 13.3%
Banco Bilbao Vizcaya Argentaria, S.A.
5.22%	10/26/07	30,000	29,891,250
Bank of America Corp.
5.20%	02/14/08	5,000	4,901,872

See accompanying notes to financial statements.

10	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Commercial Paper (Continued)
Banks (Continued)
Citigroup Funding, Inc.
5.28%	02/20/08	$10,000	$9,791,536
DEPFA Bank Plc
5.24%	10/22/07	9,782	9,752,071
Kitty Hawk Funding Corp.
5.60%	12/14/07	8,048	7,955,359
Raiffeisen Zentralbank Osterreich AG
5.50%	12/14/07	7,000	6,920,861
Skandinaviska Enskilda Banken AB
5.60%	12/06/07	5,000	4,948,667
5.32%	03/13/08	19,000	18,539,525
4.90%	03/20/08	20,000	19,534,500
Societe Generale N.A., Inc.
5.24%	10/17/07	8,000	7,981,351
5.24%	10/23/07	12,000	11,961,537
5.13%	02/05/08	40,000	39,276,100
5.16%	02/08/08	5,000	4,906,743
Swedbank Mortgage AB
5.25%	10/12/07	10,000	9,983,958
UBS Finance Delaware LLC
5.31%	03/13/08	25,000	24,395,250
5.23%	03/18/08	6,000	5,852,688
Unicredito Italiano Bank, Ireland
5.24%	03/20/08	8,125	7,922,576

			224,515,844

Life Insurance — 1.0%
Irish Life & Permanent Plc
5.25%	10/22/07	15,000	14,954,062
5.40%	01/15/08	3,000	2,952,300

			17,906,362

TOTAL COMMERCIAL PAPER (Cost $847,006,840)			847,006,840

Master Notes — 3.8%
Security Brokers & Dealers — 3.8%
Bank of America Securities LLC
5.31%(c)	10/01/07	15,000	15,000,000
5.32%(c)	10/01/07	15,250	15,250,000
Morgan Stanley Mortgage Capital, Inc.(d)
5.50%(c)(e)	10/01/07	33,926	33,926,001

TOTAL MASTER NOTES (Cost $64,176,001)			64,176,001

Secured Liquidity Notes — 0.5%
Asset Backed Securities — 0.5%
Concord Minutemen Capital Co. LLC, Series A (A-1, P-1)
5.30%
(Cost $9,973,500)	10/19/07	10,000	9,973,500

Variable Rate Obligations — 28.2%
Asset Backed Securities — 0.9%
Arkle Master Issuer Plc
5.73%(c)(f)	10/17/07	4,200	4,200,000
Cullinan Finance Corp.
5.11%(c)(f)	10/25/07	10,235	10,234,250

			14,434,250

Banks — 12.1%
Commonwealth Bank of Australia
5.36%(c)(f)	10/31/07	63,000	63,008,212
HBOS Treasury Services Plc
5.28%(c)(f)	12/24/07	65,000	65,000,000
Holy Cross Village (Allied Irish Bank Plc LOC)(d)
5.18%(c)	10/09/07	3,750	3,750,000
Paca-Pratt Associates, Inc. DN (Manufacturers & Traders Trust Co. LOC)(d)
5.17%(c)	10/09/07	12,000	12,000,000
Park Street Properties I LLC Series 2004 DN (U.S. Bank N.A. LOC)(d)
5.13%(c)	10/09/07	450	450,000
Park Village (Bank One N.A. LOC)(d)
5.23%(c)	10/09/07	6,655	6,655,000
Royal Bank of Scotland Plc
5.35%(c)(f)	12/27/07	15,000	15,000,000
Shipley Group LP (Fulton Bank LOC)(d)
5.18%(c)	10/09/07	14,255	14,255,000
Westpac Banking Corp., New York
5.78%(c)	12/11/07	24,250	24,250,000
Wintek Ltd., Series 00 (First Merit Bank LOC)(d)
5.23%(c)	10/09/07	1,125	1,125,000

			205,493,212

Life Insurance — 5.0%
MetLife Global Funding I
5.24%(c)(f)	10/29/07	15,000	15,000,000
Principal Life Income Fundings Trust
5.75%(c)	12/07/07	9,400	9,401,028
Transamerica Occidental Life Insurance Co.
5.76%(c)(e)	12/03/07	60,000	60,000,000

			84,401,028

Miscellaneous Business Credit Institution — 2.7%
General Electric Capital Corp.
5.88%(c)	10/17/07	45,000	45,000,000

Municipal Bonds — 4.8%
De Kalb County Development Authority (Emory University Project) RB Series 1995B DN
5.13%(c)	10/09/07	3,375	3,375,000
Green Knight Economic Development RB Series 2004 DN (Fulton Bank LOC)(d)
5.28%(c)	10/09/07	5,375	5,375,000
Mayfield Cornerstone LLC RB Series 2005A DN (Huntington National Bank LOC)(d)
5.23%(c)	10/09/07	4,585	4,585,000
Mayfield Cornerstone LLC RB Series 2005B DN (Huntington National Bank LOC)(d)
5.23%(c)	10/09/07	1,045	1,045,000
Mayfield Spine Center RB Series 2005A DN (Huntington National Bank LOC)(d)
5.23%(c)	10/09/07	2,300	2,300,000
Mayfield Spine Center RB Series 2005B DN (Huntington National Bank LOC)(d)
5.23%(c)	10/09/07	1,315	1,315,000

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	11

Schedule of Investments (concluded)	Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Variable Rate Obligations (Continued)
Municipal Bonds (Continued)
North Myrtle Beach Corp. RB Series 2005 DN (National Bank of South Carolina LOC)(d)
5.17%(c)	10/09/07	$5,907	$5,907,000
Savannah College Georgia RB (Art & Design Project) Series 2004 DN (Bank of America N.A. LOC)(d)
5.30%(c)	10/09/07	6,800	6,800,000
South Central Texas IDRB (Rohr Industries Project) Series 1990 DN (Bank One N.A. LOC)(d)
5.17%(c)	10/09/07	14,800	14,800,000
Texas GO Series 2004E DN (Dexia Credit Local SBPA)(d)
5.15%(c)	10/09/07	9,300	9,300,000
Texas GO Series 2005I-C MB (DEPFA Bank Plc SBPA)(d)
5.15%(c)	10/09/07	13,210	13,210,000
5.15%(c)	10/09/07	5,270	5,270,000
Utah Telecommunication Open Infrastructure Agency Taxable Adjustable Rate Telecommunications RB Series 2004 DN (Bank of America N.A. LOC)(d)
5.30%(c)	10/09/07	7,900	7,900,000

			81,182,000

Security Brokers & Dealers — 2.7%
Goldman Sachs Group, Inc.
5.19%(c)(f)	10/24/07	34,850	34,850,000
Racers Trust Series 2004-6
5.19%(c)(f)	10/22/07	11,360	11,360,000

			46,210,000

TOTAL VARIABLE RATE OBLIGATIONS (Cost $476,720,490)			476,720,490

TOTAL INVESTMENTS IN SECURITIES — 101.7% (Cost $1,722,368,083(a))			1,722,368,083

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.7)%			(29,180,243)

NET ASSETS — 100.0%			$1,693,187,840

(a)	Aggregate cost for federal income tax purposes.
(b)	Issuer is a U.S. branch of a foreign domiciled bank.
(c)	Rates shown are the rates as of September 30, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(d)	Ratings reflect those of guarantor.
(e)	Illiquid Security. As of September 30, 2007, the Portfolio held 5.5% of its net assets, with a current market value of $93,926,001, in these securities.
(f)

Security exempt from registration under Rule 144A of the Securities Act of. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2007, the Portfolio held 12.9% of its net assets, with a current market value of $218,652,462, in securities restricted as to resale.

See accompanying notes to financial statements.

12	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	U.S. Treasury Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Repurchase Agreements — 103.5%
Deutsche Bank Securities Inc.
3.95%	10/01/07	$50,000	$50,000,000

(Agreement dated 09/28/07 to be repurchased at $50,016,458, collateralized by $96,523,512 U.S. Treasury Strips and Notes 0.00% to 4.50% due 09/30/11 to 11/15/23. The value of the collateral is $50,796,000.)

Deutsche Bank Securities Inc.
4.78%	10/10/07	70,000	70,000,000

(Agreement dated 09/10/07 to be repurchased at $70,278,833, collateralized by $136,063,265 U.S. Treasury Strips and Notes 0.00% to 4.50% due 09/30/11 to 11/15/23. The value of the collateral is $71,604,000.)

Greenwich Capital Markets, Inc.
3.95%	10/01/07	100,000	100,000,000
(Agreement dated 09/28/07 to be repurchased at $100,032,917, collateralized by $98,625,000 U.S. Treasury Notes 4.63% to 6.50% due 07/31/09 to 02/15/10. The value of the collateral is $102,002,565.)
JPMorgan Securities Inc.
3.95%	10/01/07	70,000	70,000,000
(Agreement dated 09/28/07 to be repurchased at $70,023,042, collateralized by $69,379,000 U.S. Treasury Notes 4.75% to 4.88% due 01/31/09 to 05/31/12. The value of the collateral is $71,403,106.)
Lehman Brothers Inc.
3.90%	10/01/07	135,000	135,000,000
(Agreement dated 09/28/07 to be repurchased at $135,043,875, collateralized by $139,193,000 U.S. Treasury Bills due 12/13/07 to 02/07/08. The value of the collateral is $137,701,747.)
Morgan Stanley & Co., Inc.
3.95%	10/01/07	41,132	41,132,000
(Agreement dated 09/28/07 to be repurchased at $41,145,539, collateralized by $113,156,000 U.S. Treasury Strip Principals due 11/15/27. The value of the collateral is $41,954,850.)
UBS Securities LLC
4.72%	10/10/07	25,000	25,000,000

(Agreement dated 09/10/07 to be repurchased at $25,098,333, collateralized by $24,018,000 U.S. Treasury Bonds and Inflation Indexed Securities 2.63% to 7.63% due 07/15/17 to 11/15/22. The value of the collateral is $25,502,067.)

UBS Securities LLC
5.17%	10/10/07	90,000	90,000,000

(Agreement dated 09/10/07 to be repurchased at $25,098,333, collateralized by $24,018,000 U.S. Treasury Bonds and Inflation Indexed Securities 2.63% to 7.63% due 07/15/17 to 11/15/22. The value of the collateral is $25,502,067.)

UBS Securities LLC
5.17%	10/18/07	10,000	10,000,000
(Agreement dated 07/20/07 to be repurchased at $10,129,250, collateralized by $7,720,000 U.S. Treasury Bonds 7.63% due 11/15/22. The value of the collateral is $10,206,465.)
UBS Securities LLC
4.38%	01/02/08	20,000	20,000,000
(Agreement dated 10/01/07 to be repurchased at $20,226,300, collateralized by $15,615,000 U.S. Treasury Inflation Indexed Securities 3.88% due 01/15/09. The value of the collateral is $20,401,801.)
TOTAL REPURCHASE AGREEMENTS — 103.5% (Cost $611,132,000(a))			611,132,000
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.5)%			(20,573,263)

NET ASSETS — 100.0%			$590,558,737

(a)	Aggregate cost for federal income tax purposes.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	13

Schedule of Investments As of September 30, 2007	Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds — 98.5%
Alabama — 1.7%
Alabama Housing Financing Authority Single Family Mortgage RB Series 2006H AMT DN (Bayerische Landesbank Girozentrale Guaranty)
4.03%(b)	10/09/07	$1,615	$1,615,000
Alexander Industrial Board IDRB (Precision Millwork Project) Series 2000 AMT DN (Wachovia Bank N.A. LOC)
3.96%(b)	10/09/07	905	905,000
Geneva County Health Care Authority RB Series 2001 DN (Wachovia Bank N.A. LOC)
3.96%(b)	10/09/07	2,833	2,833,000

			5,353,000

Alaska — 1.0%
Alaska Industrial Development & Export Authority RB Series 2007B AMT DN (AMBAC Insurance, State Street Bank & Trust Co. SBPA)
4.10%(b)	10/01/07	3,200	3,200,000

Arizona — 2.5%
Revenue Bond Certificates (Tierra Antigua Project) Series 2006-1 AMT DN (AIG Retirement Services, Inc. Liquidity Facilities)
4.06%(b)(c)	10/09/07	7,764	7,764,000

Arkansas — 0.7%
Little Rock Residential Housing & Public Facilities Board Capital Improvement RB (Park Systems Project) Series 2001 DN (Bank of America N.A. LOC)
3.94%(b)	10/09/07	2,240	2,240,000

California — 1.0%
California GO PUTTERS Series 2007-1695 DN (JPMorgan Chase Bank Liquidity Facility)
4.00%(b)(c)	10/09/07	225	225,000
California PCRB Solid Waste Disposal RB (Republic Services, Inc. Project) Series 2003 AMT DN (Republic Services, Inc. Guaranty)
4.25%(b)	10/09/07	3,000	3,000,000

			3,225,000

Colorado — 1.1%
Revenue Bond Certificates (Sterling Park Apartments Project) Series 2006-6 AMT DN (AIG Retirement Services, Inc. Liquidity Facilities)
4.06%(b)	10/09/07	1,812	1,812,000
Southglenn Metropolitan District RB Series 2007 DN (Banque Nationale de Paribas LOC)
3.89%(b)	10/09/07	1,500	1,500,000

			3,312,000

Connecticut — 1.0%
Connecticut Health & Educational Facilities Authority RB (Yale University Project) Series 2005Y-3 DN
4.00%(b)	10/01/07	3,000	3,000,000

Delaware — 0.6%
Delaware Economic Development Authority RB (St. Anne’s Episcopal School Project) Series 2001 DN (Wilmington Trust Co. LOC)
3.92%(b)	10/09/07	1,970	1,970,000

Florida — 3.7%
Greater Orlando Aviation Authority RB (Special Purpose Cessna Aircraft Project) Series 2001 AMT DN (Textron, Inc. Guaranty)
4.97%(b)	10/09/07	3,000	3,000,000
Hillsborough County RB (Florida Health Science Center Project) Series 2006 ROC-RR-II-R-646CE DN (Citibank N.A. Guaranty, Citibank N.A. Liquidity Facility)
3.92%(b)(c)	10/09/07	3,400	3,400,000
Lee County IDRB (Raymond Building Supply Corp. Project) Series 1997 AMT DN (SunTrust Bank LOC)
3.99%(b)	10/09/07	1,185	1,185,000
Miami Dade County Expressway Toll RB Series 2006-1004 DN (AMBAC Insurance, Bank of New York SBPA)
3.92%(b)(c)	10/09/07	1,600	1,600,000
Wauchula IDRB (Hardee County Center Project) Series 1993 DN (JPMorgan Chase Bank LOC)
3.87%(b)	10/09/07	2,275	2,275,000

			11,460,000

Georgia — 0.3%
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB PUTTERS Series 2002-312 DN (MBIA Insurance, JPMorgan Chase & Co. Liquidity Facility)
3.92%(b)(c)	10/09/07	995	995,000

Idaho — 0.3%
Idaho GO Series 2007 TAN
4.50%	06/30/08	1,100	1,106,088

Illinois — 6.6%
Flora RB (Heritage Woods Project) Series 2001 AMT DN (LaSalle Bank N.A. LOC)
4.01%(b)	10/09/07	2,750	2,750,000
Harvard Multi-Family Housing RB (Northfield Court Project) Series 1999 AMT DN (Fifth Third Bank N.A. LOC)
3.95%(b)	10/09/07	7,350	7,350,000
Illinois Educational Facilities Authority RB Series 2007 1B-3 TECP
3.66%	05/06/08	3,000	3,000,000
Metropolitan Pier & Exposition Authority Dedicated State Tax Receipts RB Municipal Securities Trust Certificates Series 2005A-224 DN (MBIA Insurance, Bear Stearns Capital Markets Liquidity Facility)
3.92%(b)(c)	10/09/07	625	625,000

See accompanying notes to financial statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Illinois (Continued)
Quad Cities Regional Economic Development Authority RB (Whitey’s Ice Cream Manufacturing Project) Series 1995 AMT DN (Bank One N.A. LOC)
4.30%(b)	10/09/07	$495	$495,000
Rockford RB (Fairhaven Christian Center Project) Series 2000 DN (JPMorgan Chase Bank LOC)
4.18%(b)	10/09/07	1,310	1,310,000
Roselle Village IDRB (Abrasive-Form, Inc. Project) Series 1995 AMT DN (ABN-AMRO Bank N.V. LOC)
3.98%(b)	10/09/07	800	800,000
University of Illinois RB Eagle Trust Receipts Series 2006A-0124 DN (MBIA Insurance, Citibank N.A. LOC)
3.93%(b)(c)	10/09/07	4,300	4,300,000

			20,630,000

Indiana — 7.5%
Dekko Foundation Educational Facilities RB Series 2001 DN (Bank One N.A. LOC)
4.10%(b)	10/09/07	2,300	2,300,000
Elkhart County Industrial Hospital Authority RB (Oaklawn Center Project) Series 2006 DN (Citizens Financial Group, Inc. LOC)
3.89%(b)	10/09/07	3,305	3,305,000
Hendricks County Industrial Redevelopment Commission Tax Increment RB (Heartland Crossing Project) Series 2000A DN (Huntington National Bank LOC)
4.00%(b)	10/09/07	2,600	2,600,000
Indiana Bond Bank RB (Mid-Year Funding Program) Series 2007A RAN (Bank of New York LOC)
4.50%	05/20/08	1,000	1,004,598
Indiana Finance Authority RB PUTTERS Series 2006-1642 DN (JPMorgan Chase Bank Liquidity Facility)
3.92%(b)(c)	10/09/07	11,600	11,600,000
Indiana Housing & Community Development Authority Single Family Mortgage RB Series 2006E-2 AMT RAN (Rabobank Guaranty)
3.62%	12/20/07	1,605	1,605,000
Indiana Transportation Finance Authority Highway RB MERLOTS Trust Receipts Series 2004B-21 DN (FGIC Insurance, Wachovia Bank N.A. SBPA)
3.92%(b)(c)	10/09/07	100	100,000
Monroe County IDRB (Griner Engineering, Inc. Project) Series 1997 AMT DN (Fifth Third Bank N.A. LOC)
4.08%(b)	10/09/07	463	463,000
South Bend Economic Development Authority RB (SGW Realty LLC Project) Series 1998 DN (Fifth Third Bank N.A. LOC)
4.01%(b)	10/09/07	650	650,000

			23,627,598

Iowa — 0.3%
Urbandale IDRB (Meredith Drive Assoc. Project) Series 1985 DN (Wells Fargo Bank N.A. LOC)
4.00%(b)	10/09/07	1,000	1,000,000

Kentucky — 0.6%
Louisville & Jefferson Counties Metropolitan Government Health System RB (Norton Healthcare, Inc. Project) Series 2006 ROC-RR-II- R-651CE DN (Citibank N.A. Guaranty, Citibank N.A. Liquidity Facility)
3.92%(b)(c)	10/09/07	250	250,000
Newport Industrial Building RB (Newport Holdings Project) Series 2001A AMT DN (Huntington National Bank LOC)
4.16%(b)	10/09/07	1,525	1,525,000

			1,775,000

Louisiana — 4.5%
Jefferson Sales Tax District RB Series 2007 DN (AMBAC Insurance, JPMorgan Chase Bank SBPA)
3.94%(b)	10/09/07	1,340	1,340,000
Louisiana GO MERLOTS Trust Receipts Series 2006C-04 DN (FSA Insurance, Bank of New York SBPA)
3.92%(b)(c)	10/09/07	650	650,000
Louisiana Local Government Environmental Facilities Community Development Authority RB (Capital Projects & Equipment Acquisition Program) Series 2007 DN (AMBAC Insurance, JPMorgan Chase Bank SBPA)
3.94%(b)	10/09/07	5,000	5,000,000

Louisiana Public Facilities Authority Refunding RB (Tulane University of Louisiana Project) Municipal Trust Receipts Floaters Series 2007I-34 DN (MBIA Insurance, Royal Bank of Canada Liquidity Facility)

3.91%(b)(c)	10/09/07	7,000	7,000,000

			13,990,000

Maryland — 5.5%
Baltimore County RB (Odyssey School Facility Project) Series 2001 DN (M&T Bank Corp. LOC)
3.92%(b)	10/09/07	2,275	2,275,000
Baltimore County RB (St. Paul’s School for Girls Facility Project) Series 2000 DN (M&T Bank Corp. LOC)
3.89%(b)	10/09/07	1,415	1,415,000
Maryland Economic Development Corp. RB (Assoc. of Catholic Charities Project) Series 1999A DN (M&T Bank Corp. LOC)(acquired 06/01/00 through 04/10/02, cost $2,135,000)
3.87%(b)(d)	10/09/07	2,135	2,135,000
Maryland Economic Development Corp. RB (Assoc. of Catholic Charities Project) Series 1999B DN (M&T Bank Corp. LOC)
3.87%(b)	10/09/07	1,275	1,275,000

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	15

Schedule of Investments (continued)	Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Maryland (Continued)
Maryland Economic Development Corp. RB (Assoc. of Catholic Charities Project) Series 2001 DN (M&T Bank Corp. LOC)
3.92%(b)	10/09/07	$2,260	$2,260,000
Maryland Economic Development Corp. RB (Assoc. of Catholic Charities Project) Series 2002 DN (M&T Bank Corp. LOC)
3.87%(b)	10/09/07	1,800	1,800,000
Maryland Health & Higher Education Facilities Authority RB (Adventist Healthcare Project) Series 2003B DN (M&T Bank Corp. LOC)
3.86%(b)	10/09/07	5,940	5,940,000

			17,100,000

Massachusetts — 0.5%
Massachusetts GO MERLOTS Trust Receipts Series 2002A-9 DN (FSA Insurance, Wachovia Bank N.A. SBPA)
3.92%(b)(c)	10/09/07	1,485	1,485,000

Michigan — 5.6%
Detroit Economic Development Corp. RB (E.H. Assoc. Ltd. Project) Series 2002 DN (First Federal Bank of Northern Michigan LOC)
3.92%(b)	10/09/07	2,765	2,765,000
Michigan Building Authority RB Municipal Securities Trust Certificates Series 2006A-283 DN (FGIC Insurance, Bear Stearns Capital Markets Liquidity Facility)
3.92%(b)(c)	10/09/07	3,065	3,065,000
Michigan Municipal Bond Authority GO Series 2007B-2 RAN (Scotiabank LOC)
4.50%	08/20/08	2,400	2,416,784
Michigan Strategic Fund Ltd. Obligation RB (Apollo Plating, Inc. Project) Series 2007 AMT DN (Fifth Third Bank N.A. LOC)
3.97%(b)	10/09/07	1,780	1,780,000
Michigan Strategic Fund Ltd. Obligation RB (Horizons of Michigan Project) Series 2001 DN (Huntington National Bank LOC)
4.04%(b)	10/09/07	1,255	1,255,000
Michigan Strategic Fund Ltd. Obligation RB (Surefil Properties LLC Project) Series 2006 AMT DN (Huntington National Bank LOC)
4.10%(b)	10/09/07	4,300	4,300,000
Wayne State University RB Munitops Trust Certificates Series 2006-61 DN (AMBAC Insurance, ABN-AMRO Bank N.V. SBPA)
3.93%(b)(c)	10/09/07	2,000	2,000,000

			17,581,784

Minnesota — 1.0%
Minnesota School District Tax & Aid Anticipation Borrowing Program COP Series 2007 AAC
4.50%	08/28/08	3,000	3,022,560

Mississippi — 1.1%
Mississippi Development Bank Special Obligation RB (Correctional Facilities Project) Series 2002 DN (AMBAC Insurance, AmSouth Bank of Alabama SBPA)
3.94%(b)	10/09/07	3,425	3,425,000

Missouri — 1.5%
St. Charles County IDRB (Trinity Manufacturing LLC Project) Series 2006 AMT DN (M & I Marshall & Ilsley Bank LOC)
3.91%(b)	10/09/07	300	300,000
Taney County IDRB (Keeter Heights Project) Series 2006 AMT DN (U.S. Bank N.A. LOC)
3.96%(b)	10/09/07	4,500	4,500,000

			4,800,000

Multi-State — 2.9%
Branch Banking & Trust RB Municipal Trust Receipts Floaters Series 2007-1001 DN (Branch Banking & Trust Co. LOC, Branch Banking & Trust Co. Liquidity Facility)
3.93%(b)(c)	10/09/07	7,440	7,440,000
UBS Municipal Certificates GO Series 2007 DN (Multiple Insurers, Bank Nationale de Paribas Liquidity Facility)
3.94%(b)(c)	10/09/07	1,535	1,535,000

			8,975,000

Nevada — 0.4%
Reno Capital Improvement RB Municipal Securities Trust Certificates Series 2002A DN (FGIC Insurance, Bear Stearns Capital Markets Liquidity Facility)
3.92%(b)(c)	10/09/07	1,390	1,390,000

New Jersey — 3.2%
New Jersey GO Series 2007 TRAN
4.50%	06/24/08	10,000	10,063,237

New York — 0.9%
Rockland County IDRB (Northern River Assisted Living Project) Series 1999 DN (M&T Bank Corp. LOC)
3.89%(b)	10/09/07	2,765	2,765,000

North Carolina — 9.1%
Charlotte Water & Sewer System RB Munitops Trust Certificates Series 2007-10 DN (ABN-AMRO Bank N.V. SBPA)
3.93%(b)(c)	10/09/07	4,000	4,000,000
Charlotte-Mecklenburg Hospital Authority RB (Carolina’s Healthcare System Project) Series 2006-1388 DN (Morgan Stanley Group Liquidity Facility)
3.91%(b)(c)	10/09/07	300	300,000
Guilford County Industrial Facilities PCRB (Recreational Facilities-YMCA Project) Series 2002 DN (Branch Banking & Trust Co. LOC)
3.88%(b)	10/09/07	1,625	1,625,000

See accompanying notes to financial statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
North Carolina (Continued)
North Carolina Capital Facilities Finance Agency Educational Facilities RB (High Point University Project) Series 2006 DN (Branch Banking & Trust Co. LOC)
3.88%(b)	10/09/07	$3,200	$3,200,000
North Carolina Capital Facilities Finance Agency RB Municipal Trust Receipts Floaters Series 2007-1895 DN (Morgan Stanley Group Liquidity Facility)
3.91%(b)(c)	10/09/07	4,715	4,715,000
North Carolina Educational Facilities Finance Agency RB (Duke University Project) Series 1991B DN
3.82%(b)	10/09/07	1,300	1,300,000
North Carolina GO Series 2003A-23 DN (Wachovia Bank N.A. SBPA)
3.92%(b)(c)	10/09/07	300	300,000
North Carolina Medical Care Commission Health Care Facilities RB Series 2007 ROC-RR-II-R-811 DN (Citigroup Financial Products Liquidity Facility)
3.92%(b)(c)	10/09/07	4,300	4,300,000
North Carolina Medical Care Commission Retirement Facilities RB (United Church Homes & Services Project) Series 2007 DN (Branch Banking & Trust Co. LOC)
3.88%(b)	10/09/07	6,000	6,000,000
North Carolina Medical Care Commission Retirement Facilities RB (United Methodist Retirement Homes Project) Series 2005B DN (Branch Banking & Trust Co. LOC)
3.88%(b)	10/09/07	1,300	1,300,000
University of North Carolina RB Munitops Trust Certificates Series 2005-52 DN (ABN-AMRO Bank N.V. SBPA)
3.93%(b)(c)	10/09/07	1,400	1,400,000

			28,440,000

Ohio — 3.9%
American Municipal Power, Inc. GO (Cleveland Public Power Project) Series 2007 BAN
3.78%	08/14/08	265	265,000
Avon GO Series 2007 BAN
4.10%	03/03/08	670	671,104
Belmont County GO Series 2007 BAN
4.00%	03/13/08	500	500,539
Butler Hospital Facilities RB (Ucpha, Inc. Project) Series 2004 DN (Huntington Capital LOC)
3.95%(b)	10/09/07	1,700	1,700,000
Dover GO (Municipal Electric Systems Improvements Project) Series 2007 BAN
4.25%	06/05/08	100	100,346
Franklin County Health Care Facilities RB (Worthington Christian Project) Series 2007 DN (Huntington National Bank LOC)
4.00%(b)	10/09/07	1,630	1,630,000
Harrison Township GO (Fire Department Project) Series 2006 BAN
3.85%	10/11/07	1,000	1,000,053
Madeira School District GO Municipal Trust Receipts Floaters Series 2007-K8 DN (FSA Insurance, Lehman Liquidity Co. Liquidity Facility
3.98%(b)(c)	10/09/07	3,010	3,010,000
Mason GO (Downtown Improvements Project) Series 2007 BAN
4.50%	06/04/08	315	316,639
Newark GO Series 2007 BAN
3.85%	01/11/08	1,125	1,125,758
Ohio PCRB (Ross Incineration Project) Series 2000-1 AMT DN (Bank One N.A. LOC)
4.15%(b)	10/09/07	155	155,000
Sharonville GO Series 2007 BAN
4.25%	02/20/08	460	460,861
Summit County Civic Facility RB (Akron Area Electric Junction Project) Series 2001 DN (KeyBank N.A. LOC)
3.92%(b)	10/09/07	1,240	1,240,000

			12,175,300

Pennsylvania — 5.6%
Delaware County IDRB (Scott Paper Co. Project) Series 1984A DN
4.00%(b)	10/09/07	2,500	2,500,000
Lancaster GO Munitops Trust Certificates Series 2007-47 DN (AMBAC Insurance, ABN-AMRO Bank N.V. LOC)
3.93%(b)(c)	10/09/07	2,500	2,500,000
Lehigh County General Purpose Authority RB Series 2007 ROC-RR-II-R-862CE DN (Citibank N.A. Liquidity Facility, Citibank N.A. Guaranty)
3.92%(b)(c)	10/09/07	2,295	2,295,000
Pennsylvania Economic Development Financing Authority RB UBS Municipal Certificates Floaters Series 2007-07-15 DN (Landebank Hessen-Thruingen Girozentrale Liquidity Facility)
3.92%(b)(c)	10/09/07	2,975	2,975,000
Pennsylvania Higher Educational Facilities Authority RB (St. Joesph’s University Project) Series 1998C-4 DN (Allied Irish Bank Plc LOC)
3.90%(b)	10/09/07	1,000	1,000,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2006-92B AMT DN (Landesbank Hessen-Thueringen Girozentrale SBPA)
3.83%(b)	10/09/07	400	400,000
Philadelphia Gas Works RB Series 2006-6 DN (FSA Insurance, Multiple SBPA’s)
3.85%(b)	10/09/07	4,900	4,900,000
Venango County IDRB (Scrubgrass Project) Series 2007-90B AMT TECP
3.62%	11/14/07	1,000	1,000,000

			17,570,000

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	17

Schedule of Investments (continued)	Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Puerto Rico — 0.3%
Commonwealth of Puerto Rico RB Municipal Securities Trust Certificates Series 2000A DN (FSA Insurance, Bear Stearns Capital Markets Liquidity Facility)
3.87%(b)(c)	10/09/07	$900	$900,000

South Carolina — 1.2%
Greenwood County Exempt Facility IDRB (Fuji Photo Film Project) Series 2004 AMT DN (Fuji Film Corp. Guaranty)
4.00%(b)	10/09/07	1,500	1,500,000
Medical University Hospital Authority RB Series 2005A-5 DN (MBIA Insurance, Bank of America N.A. SBPA)
3.92%(b)(c)	10/09/07	2,230	2,230,000

			3,730,000

Tennessee — 3.8%
Metropolitan Nashville Airport Authority RB Series 2001A MB (FGIC Insurance)
6.60%	07/01/08	2,250	2,295,788
Municipal Energy Acquisition Corp. of Tennessee Gas RB PUTTERS Series 2006-1578 DN (Morgan Guaranty Trust LOC)
3.99%(b)(c)	10/09/07	5,550	5,550,000
Tennergy Corp. Gas RB BNP Paribas STARS Certificates Trust Series 2006-001 DN (BNP Paribas Liquidity Facility)
3.99%(b)(c)	10/09/07	2,000	2,000,000
Tennergy Corp. Gas RB PUTTERS Series 2006-1258Q DN (JPMorgan Chase & Co. Liquidity Facility)
3.99%(b)(c)	10/09/07	2,000	2,000,000

			11,845,788

Texas — 12.9%
Dallas ISD Building GO Munitops Trust Certificates Series 2006-8 DN (PSF Guaranty, ABN-AMRO Bank N.V. SBPA)
3.93%(b)(c)	10/09/07	3,000	3,000,000
Harris County RB (Toll Road Unlimited Tax & Subordinate Lien Revenue Refunding Bonds Project) Series 2003 MB
5.00%	10/09/07	400	404,916
Houston Higher Education Finance Corp. RB Municipal Trust Receipts Floaters Series 2007-1914 DN (Morgan Stanley Group LOC)
3.91%(b)(c)	10/09/07	1,685	1,685,000
Houston ISD GO (Schoolhouse Project) Series 2004 DN (PSF Guaranty, Bank of America N.A. SBPA)
3.75%(b)	06/16/08	2,000	2,000,000
Houston Water & Sewer System RB Municipal Trust Receipts Floaters Series 2007-2043 DN (MBIA Insurance, Branch Banking & Trust Co. Liquidity Facility)
3.92%(b)(c)	10/09/07	1,380	1,380,000
Hutto ISD GO Series 2007-1001 DN (PSF Guaranty, Bank of New York SBPA)
3.92%(b)(c)	10/09/07	1,000	1,000,000
Lower Colorado River Authority RB MERLOTS Trust Receipts Series 2000 DN (FSA Insurance, Wachovia Bank N.A. SBPA)
3.92%(b)(c)	10/09/07	3,385	3,385,000
Lower Neches Valley Authority PCRB (Chevron USA, Inc. Project) Series 1987 DN (Chevron Corp. Guaranty)
3.79%(b)	02/15/08	1,135	1,135,000
Texas GO Eagle Trust Receipts Series 2006A-0126 DN (Citibank N.A. Liquidity Facility)
3.93%(b)(c)	10/09/07	5,700	5,700,000
Texas GO Series 2007 TRAN
4.50%	08/28/08	15,000	15,107,245
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 ROC-RR-II- R-10014 DN (Dexia Credit Local Liquidity Facility)
3.99%(b)(c)	10/09/07	2,100	2,100,000
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 ROC-RR-II- R-10015 DN (Landesbank Hessen-Thuringen Girozentrale Liquidity Facility)
3.99%(b)(c)	10/09/07	1,100	1,100,000
Texas Public Finance Authority RB Series 2003A MB (FSA Insurance)
5.00%	10/09/07	2,500	2,520,725

			40,517,886

Virginia — 1.4%
Chesapeake Bay Bridge & Tunnel Commonwealth District RB MERLOTS Trust Receipts Series 2003 DN (MBIA Insurance, Wachovia Bank N.A. Liquidity Facility)
3.92%(b)(c)	10/09/07	695	695,000
Norfolk Redevelopment & Housing Authority Multi-Family Housing RB (Residential Rental Project) Series 2003 AMT DN (SunTrust Bank LOC)
4.02%(b)	10/09/07	1,968	1,968,000
Virginia College Building Authority RB Series 2003-379 DN (JPMorgan Chase & Co. LOC)
3.92%(b)(c)	10/09/07	1,870	1,870,000

			4,533,000

Washington — 1.6%
Washington Economic Development Finance Authority RB Series 2006-1531 DN (Morgan Stanley Group LOC)
3.91%(b)(c)	10/09/07	1,334	1,334,500
Washington GO PUTTERS Series 2006-1492 DN (AMBAC Insurance, JPMorgan Chase Bank Liquidity Facility)
3.92%(b)(c)	10/09/07	1,355	1,355,000

See accompanying notes to financial statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Washington (Continued)
Washington Housing Finance Commission Non-Profit RB (Eastside Catholic School Project) Series 2007A DN (KeyBank N.A. LOC)
3.88%(b)	10/09/07	$1,000	$1,000,000
Washington Housing Finance Commission Non-Profit RB (Eastside Catholic School Project) Series 2007B DN (KeyBank N.A. LOC)
3.88%(b)	10/09/07	1,000	1,000,000
Yakima County Public Corp. RB (Michelsen Packaging Co. Project) Series 2000 AMT DN (Bank of America N.A. LOC)
3.97%(b)	10/09/07	405	405,000

			5,094,500

West Virginia — 1.0%
Kanawha County RB (Bible Center Church Project) Series 2006 DN (Huntington National Bank LOC)
4.00%(b)	10/09/07	3,200	3,200,000

Wisconsin — 1.7%
Amery IDRB (Plastech Corp. Project) Series 1997 AMT DN (U.S. Bank N.A. LOC)
4.09%(b)	10/09/07	2,000	2,000,000
Mequon IDRB (Johnson Level GRW Investment Project) Series 1995 AMT DN (Bank One N.A. LOC)
4.15%(b)	10/09/07	355	355,000
Sheboygan Falls IDRB (HTT, Inc. Project) Series 2007A AMT DN (U.S. Bank N.A. LOC)
3.95%(b)	10/09/07	1,890	1,890,000
Wisconsin GO Series 2007 MB
4.50%	06/16/08	1,100	1,105,706

			5,350,706

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 98.5% (Cost $308,612,447)			308,612,447

Affiliated Investments — 0.7%
California — 0.4%
Golden State Tobacco Settlement Securitization Corp. RB P-Float Trust Receipts Series 2004 PA-1236 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)
3.93%(b)(c)(e)	10/09/07	1,330	1,330,000

Multi-State — 0.3%
Municipal Securities Pool Trust Receipts RB Series 2004-18 DN (Multiple Insurers, Societe Generale Group SBPA)
3.97%(b)(c)	10/09/07	975	975,000

TOTAL AFFILIATED INVESTMENTS (Cost $2,305,000)			2,305,000

TOTAL INVESTMENTS IN SECURITIES — 99.2% (Cost $310,917,447(a))			310,917,447
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.8%			2,395,981

NET ASSETS — 100.0%			$313,313,428

(a)	Aggregate cost for federal income tax purposes.
(b)	Rates shown are the rates as of September 30, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2007, the Portfolio held 38.6% of its net assets, with a current market value of $120,808,500, in securities restricted as to resale.

(d)

Security restricted as to public resale. These securities are ineligible for resale into the public market until such time that either (i) a resale Registration Statement has been filed with the SEC and declared effective or (ii) resale is permitted under Rule 144A without the need for an effective registration statement. As of September 30, 2007, the Portfolio held 0.7% of its net assets, with a current market value of $2,135,000 and an original cost of $2,135,000 in these securities.

(e)	Security insured by an affiliate.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	19

Schedule of Investments As of September 30, 2007	New Jersey Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds — 86.4%
New Jersey — 86.4%
Berkley Heights Township GO Series 2007 BAN
4.12%	02/20/08	$200	$200,267
Bordentown Township GO Series 2006 BAN
4.25%	11/01/07	500	500,225
Chester Township Board of Education GO Series 2007 GAN
4.12%	08/15/08	515	516,535
Clark Township GO Series 2007 BAN
4.00%	03/28/08	450	450,657
Demarest School District GO Series 2007 TAN
4.00%	07/11/08	295	295,441
East Brunswick GO Series 2006 BAN
4.25%	10/11/07	1,800	1,800,309
Edgewater GO Series 2007 BAN
4.00%	06/13/08	395	395,664
Egg Harbor GO Series 2007 BAN
4.00%	02/15/08	678	678,313
Evesham Township GO Series 2007 BAN
4.12%	08/08/08	605	606,763
Gloucester Township GO Series 2007 BAN
4.00%	12/07/07	305	305,163
Howell Township GO Series 2007B BAN
4.00%	09/16/08	705	706,756
Howell Township GO Series 2007 TAN
4.00%	03/06/08	740	740,958
Hudson County Improvement Authority RB (Essential Purpose Pooled Government Project) Series 1986 DN (Bank of New York LOC)
3.73%(b)	10/09/07	9,400	9,400,000
Jackson Township GO Series 2006 BAN
4.00%	12/06/07	1,400	1,401,026
Keyport GO Series 2007 BAN
4.12%	08/08/08	980	982,773
Kinnelon GO Series 2007 BAN
4.25%	02/29/08	290	290,309
Lakewood Township GO Series 2007 BAN
4.25%	07/11/08	250	250,841
Lower Township GO Series 2007 BAN
4.00%	05/30/08	430	430,767
Maple Shade Township GO Series 2007 BAN
4.00%	08/01/08	560	561,032
Mercer County Improvement Authority RB (Atlantic Foundation Project) Series 1998 DN (MBIA Insurance, Bank of America N.A. LOC)
3.90%(b)	10/09/07	6,950	6,950,000
Middlesex GO Series 2007 BAN
4.00%	05/23/08	475	475,881
Montville Township GO Series 2007 BAN
4.00%	05/23/08	487	488,191
Morristown GO Series 2007 TAN
4.00%	02/13/08	350	350,374
New Jersey Economic Development Authority RB (Presbyterian Homes Project) Series 2006 DN (Commerce Bank LOC)
3.84%(b)	10/09/07	5,500	5,500,000
New Jersey Economic Development Authority Multi-Mode IDRB (V&S Amboy Galvanizing LLC Project) Series 1999 AMT DN (KeyBank N.A. LOC)
3.99%(b)	10/09/07	1,635	1,635,000
New Jersey Economic Development Authority RB (Airis Newark LLC Project) Series 1998 AMT DN (AMBAC Insurance, Kredietbank N.V. LOC)
3.83%(b)	10/09/07	2,400	2,400,000
New Jersey Economic Development Authority RB (Applewood Estates Project) Series 2005C DN (Commerce Bank N.A. LOC)
3.73%(b)	10/09/07	1,100	1,100,000
New Jersey Economic Development Authority RB (Cedar Crest Village, Inc. Project) Series 2006B DN (Sovereign Bank LOC, Bank of New York LOC)
3.81%(b)	10/09/07	3,200	3,200,000
New Jersey Economic Development Authority RB (Facilities Construction Project) Series 2006R-1 DN (Bank of Nova Scotia LOC, Lloyds TSB Bank Plc LOC)
4.00%(b)	10/01/07	5,450	5,450,000
New Jersey Economic Development Authority RB (Facilities Construction Project) Series 2006R-3 DN (Bank of Nova Scotia LOC, Lloyds TSB Bank Plc LOC)
4.05%(b)	10/09/07	9,700	9,700,000
New Jersey Economic Development Authority RB (Frisch School Project) Series 2006 DN (Princeton University Guaranty, Kredietbank N.V. LOC, Sovereign Bank LOC)
3.80%(b)	10/09/07	1,550	1,550,000
New Jersey Economic Development Authority RB (Hamilton Industrial Development Project) Series 1998 DN (Wachovia Bank N.A. LOC)
3.96%(b)	10/09/07	1,440	1,440,000
New Jersey Economic Development Authority RB (J. James Realty Co. Project) Series 1998 AMT DN (Wachovia Bank N.A. LOC)
3.96%(b)	10/09/07	430	430,000
New Jersey Economic Development Authority RB (Jacea LLC Project) Series 2004 DN (Wachovia Bank N.A. LOC)
3.96%(b)	10/09/07	3,190	3,190,000
New Jersey Economic Development Authority RB (Macon Trust Project) Series 2005H DN (FGIC Insurance, Bank of America N.A. LOC)
3.89%(b)(c)	10/09/07	625	625,000
New Jersey Economic Development Authority RB (Morris Museum Project) Series 2006 DN (JPMorgan Chase Bank LOC)
3.82%(b)	10/09/07	2,200	2,200,000

See accompanying notes to financial statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	New Jersey Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
New Jersey (Continued)
New Jersey Economic Development Authority RB (Nandan Co. Project) Series 2000 AMT DN (M&T Bank Corp. LOC)
3.89%(b)	10/09/07	$2,940	$2,940,000
New Jersey Economic Development Authority RB (Nandan Co. Project) Series 2001 AMT DN (M&T Bank Corp. LOC)
3.89%(b)	10/09/07	1,285	1,285,000
New Jersey Economic Development Authority RB (New Jersey Foreign Trade Venture Project) Series 1998 DN (Bank of New York LOC)
4.00%(b)	10/01/07	600	600,000
New Jersey Economic Development Authority RB (Paddock Realty LLC Project) Series 2006 AMT DN (Wells Fargo Bank N.A. LOC)
4.04%(b)	10/09/07	1,300	1,300,000
New Jersey Economic Development Authority RB (Pennington Montessori School Project) Series 1998 DN (Wachovia Bank N.A. LOC)
3.96%(b)	10/09/07	1,045	1,045,000
New Jersey Economic Development Authority RB (Stuart Country Day School Project) Series 2002 DN (Allied Irish Bank Plc LOC)
3.76%(b)	10/09/07	1,640	1,640,000
New Jersey Economic Development Authority RB Series 2004 ROC-RR-II-R-309 DN (Assured Guaranty Ltd. Insurance, Citibank N.A. Liquidity Facility)
3.92%(b)(c)	10/09/07	5,565	5,565,000
New Jersey Economic Development Authority RB Series 2006 DN (Morgan Stanley Group Liquidity Facility)
3.89%(b)(c)	10/09/07	1,100	1,100,000
New Jersey Economic Development Authority Thermal Energy Facilities RB (Marina Energy LLC Project) Series 2001A AMT DN (Wachovia Bank N.A. LOC)
3.83%(b)	10/09/07	1,100	1,100,000
New Jersey Economic Development Authority Thermal Energy Facilities RB (Thermal Energy LP Project) Series 1995 AMT DN (Bank One N.A. LOC)
3.88%(b)	10/09/07	800	800,000
New Jersey Educational Facilities Authority RB (College of New Jersey Project) Series 1999A DN (AMBAC Insurance, Bank of Nova Scotia SBPA)
3.81%(b)	10/09/07	6,000	6,000,000
New Jersey Environmental Infrastructure Trust RB Series 2004-585 AMT DN (JPMorgan Chase Bank Liquidity Facility)
3.91%(b)(c)	10/09/07	3,980	3,980,000
New Jersey GO Series 2007 TRAN
4.50%	06/24/08	6,000	6,037,942
New Jersey Health Care Facilities Financing Authority RB (Meridian Health System Project) Series 2003B DN (Fleet National Bank LOC)
3.69%(b)	10/09/07	6,200	6,200,000
New Jersey Health Care Facilities Financing Authority RB (St. Joseph’s Project) Series 2003A-6 DN (Valley National Bank LOC)
3.89%(b)	10/09/07	1,005	1,005,000

New Jersey Health Care Facilities Financing Authority RB (The Society of the Valley Hospital Issue Project) Municipal Trust Receipts Floaters Series 2002-702 DN (MBIA Insurance, Morgan Stanley Group Liquidity Facility)

3.89%(b)(c)	10/09/07	900	900,000
New Jersey Health Care Facilities Financing Authority RB Series 2004-943 DN (FGIC Insurance, Morgan Stanley Group Liquidity Facility)
3.89%(b)(c)	10/09/07	4,080	4,079,500
New Jersey Healthcare Facilities Financing Authority RB (Virtua Health Project) Series 2004 DN (Wachovia Bank N.A. LOC)
3.81%(b)	10/09/07	6,030	6,030,000
New Jersey Housing & Mortgage Finance Agency Multi-Family RB Series 2005-1012 DN (FGIC Insurance, Morgan Stanley Group Liquidity Facility)
3.96%(b)(c)	10/09/07	1,380	1,380,000
New Jersey Housing & Mortgage Finance Agency Multi-Family RB Series 2006A AMT DN (FSA Insurance, Lloyds TSB Bank Plc SBPA)
3.87%(b)	10/09/07	1,000	1,000,000
New Jersey Housing & Mortgage Finance Agency Multi-Family RB Series 2006D AMT DN (FGIC Insurance, Lloyds TSB Bank Plc SBPA)
3.91%(b)	10/09/07	4,300	4,300,000
New Jersey Housing & Mortgage Finance Agency RB MERLOTS Trust Receipts Series 2000A-2 DN (MBIA Insurance, Wachovia Bank N.A. SBPA)
3.97%(b)(c)	10/09/07	415	415,000
New Jersey Transportation Trust Fund Authority Capital Appreciation RB Municipal Trust Receipts Floaters Series 2006 DN (Lehman Liquidity Co. Liquidity Facility)
3.87%(b)(c)	10/09/07	1,000	1,000,000
New Jersey Transportation Trust Fund Authority Capital Appreciation RB Municipal Trust Receipts Floaters Series 2006D-P63 DN (Lehman Liquidity Co. Liquidity Facility)
3.87%(b)(c)	10/09/07	4,100	4,100,000
New Jersey Transportation Trust Fund Authority Capital Appreciation RB Series 2006 ROC-RR-II-R-684Z DN (AMBAC Insurance, Citibank N.A. Liquidity Facility)
3.92%(b)(c)	10/09/07	590	590,000

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	21

Schedule of Investments (continued)	New Jersey Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
New Jersey (Continued)
New Jersey Transportation Trust Fund Authority RB PUTTERS Series 2001-241 DN (FSA Insurance, JPMorgan Chase & Co. Liquidity Facility)
3.90%(b)(c)	10/09/07	$3,300	$3,300,000
New Jersey Turnpike Authority RB Series 1991D DN (Societe General Group LOC)
3.80%(b)	10/09/07	700	700,000
New Jersey Turnpike Authority RB Series 2003C-3 DN (FSA Insurance, Dexia Credit Local SBPA)
3.75%(b)	10/09/07	10,950	10,950,000
New Jersey Turnpike Authority RB Series 2006 DN (FSA Insurance, Dexia Credit Local SBPA)
3.75%(b)	10/09/07	10,500	10,500,000
Newark Housing Authority Port Newark Marine Terminal Additional Rent-Backed RB (Newark Redevelopment Project) Municipal Trust Receipts Floaters Series 2007-2044 DN (MBIA Insurance)
3.90%(b)(c)	10/09/07	555	555,000
North Bergen Township Municipal Sewer Utilities Authority RB Series 2007 MB
4.25%	01/15/08	1,000	1,001,602
North Brunswick Township GO Series 2006 BAN
4.00%	11/09/07	1,175	1,175,353
Ocean City GO Series 2007 BAN
4.00%	03/14/08	400	400,573
Pennsauken Township GO Series 2007A BAN
4.00%	09/10/08	1,220	1,223,321
Pilesgrove Township GO Series 2007 BAN
4.00%	08/28/08	1,100	1,101,441
Port Authority of New York & New Jersey Series 2007A TECP
3.72%	10/17/07	3,990	3,990,000
Port Authority of New York & New Jersey RB Eagle Trust Receipts Series 2006A-107 AMT DN (Landesbank Hessen-Thuringen Girozentrale Liquidity Facility)
3.99%(b)(c)	10/09/07	2,000	2,000,000
Port Authority of New York & New Jersey RB PUTTERS Series 2005-1089 DN (CIFG Insurance, JPMorgan Chase & Co. Liquidity Facility)
3.96%(b)(c)	10/09/07	1,745	1,745,000
Port Authority of New York & New Jersey RB Series 2006-1546 DN (JPMorgan Chase Bank Liquidity Facility)
3.90%(b)(c)	10/09/07	1,300	1,300,000
Port Authority of New York & New Jersey Special Obligation RB (Versatile Structure Obligation Project) Series 1994-2 DN (JPMorgan Chase & Co. SBPA)
3.89%(b)	10/01/07	2,200	2,200,000
Port Authority of New York & New Jersey Special Obligation RB (Versatile Structure Obligation Project) Series 1996-4 AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.99%(b)	10/01/07	2,600	2,600,000
Port Authority of New York & New Jersey Special Obligation RB (Versatile Structure Obligation Project) Series 1997-6 AMT DN (Bank of Nova Scotia SBPA)
3.99%(b)	10/01/07	4,600	4,600,000
Rahway GO Series 2007 BAN
4.25%	06/24/08	310	310,935
Rutgers State University RB Series 2002A DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.80%(b)	10/01/07	5,000	5,000,000
Rutherford Borough GO Series 2007 BAN
4.00%	07/17/08	685	686,145
Salem County Pollution Control Financing Authority RB (Atlantic City Electric Co. Project) Series 1997B AMT DN (MBIA Insurance, Bank of New York LOC)
3.82%(b)	10/09/07	890	890,000
South Bound Brook GO Series 2007 BAN
4.00%	08/22/08	395	395,915
Tinton Falls GO Series 2007 BAN
4.12%	03/06/08	542	542,860
Tuckerton GO Series 2007 BAN
4.00%	06/20/08	546	546,828
University Medicine & Dentistry RB Series 2002B DN (AMBAC Insurance, Fleet National Bank SBPA)
3.84%(b)	10/09/07	5,100	5,100,000
Waldwick GO Series 2007 BAN
4.00%	06/20/08	470	470,683
West Paterson GO Series 2007 TAN
4.00%	02/22/08	530	530,507
Woodcliff Lake School District GO Series 2006 MB
4.35%	10/26/07	2,750	2,751,362

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 86.4% (Cost $198,158,212)			198,158,212

See accompanying notes to financial statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	New Jersey Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Affiliated Investments — 9.7%
New Jersey — 9.7%
New Jersey Economic Development Authority RB P-Float Trust Receipts Series 2004 MT-035 DN (Assured Guaranty Ltd. Insurance, Landesbank Hessen-Thuringen Girozentrale SBPA)
3.88%(b)(c)	10/09/07	$6,795	$6,795,000
New Jersey Health Care Facilities Financing Authority RB P-Float Trust Receipts Series 2001 PT-1319 DN (AMBAC Insurance, Merrill Lynch Capital Services SBPA)
3.92%(b)(c)(d)	10/09/07	7,415	7,415,000
Port Authority of New York & New Jersey RB P-Float Trust Receipts Series 2004-056 DN (FGIC Insurance, Banque Nationale de Paribas SBPA)
3.92%(b)(c)	10/09/07	7,855	7,855,000

TOTAL AFFILIATED INVESTMENTS (Cost $22,065,000)			22,065,000

TOTAL INVESTMENTS IN SECURITIES — 96.1% (Cost $220,223,212(a))			220,223,212
OTHER ASSETS IN EXCESS OF LIABILITIES — 3.9%			9,044,581

NET ASSETS — 100.0%			$229,267,793

(a)	Aggregate cost for federal income tax purposes.
(b)	Rates shown are the rates as of September 30, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2007, the Portfolio held 23.9% of its net assets, with a current market value of $54,699,500, in securities restricted as to resale.

(d)	Security insured by an affiliate.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	23

Schedule of Investments As of September 30, 2007	North Carolina Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds — 99.8%
North Carolina — 96.7%
Carrboro GO Series 2007 BAN
4.00%	12/05/07	$790	$790,464
Charlotte Water & Sewer System GO Series 2006 TECP (Wachovia Bank N.A. LOC)
3.65%	12/06/07	4,000	4,000,000
Charlotte Water & Sewer System RB Munitops Trust Certificates Series 2007-10 DN (ABN-AMRO Bank N.V. SBPA)
3.93%(b)(c)	10/09/07	2,000	2,000,000
Charlotte-Mecklenburg Hospital Authority RB (Carolina’s Healthcare System Project) Series 2005D DN (Bank of America N.A. SBPA)
3.97%(c)	10/01/07	110	110,000
Charlotte-Mecklenburg Hospital Authority RB (Carolina’s Healthcare System Project) Series 2006-1388 DN (Morgan Stanley Group Liquidity Facility)
3.91%(b)(c)	10/09/07	2,900	2,900,000
Columbus County Water & Sewer District GO Series 2007 BAN
4.00%	02/06/08	1,200	1,201,256
East Moore Water District GO Series 2007 BAN
4.25%	04/02/08	2,100	2,104,188
Greensboro GO Series 2003 DN (Bank of America N.A. SBPA)
3.85%(c)	10/09/07	1,600	1,600,000
Guilford County GO Series 2004C MB
4.00%(c)	10/01/07	1,000	1,000,000
Hertford GO Series 2007 BAN
4.00%	03/19/08	200	200,392
Mecklenburg County GO Series 1996C DN (Bank of America N.A. LOC)
3.87%(c)	10/09/07	2,200	2,200,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB (High Point University Project) Series 2006 DN (Branch Banking & Trust Co. LOC)
3.88%(c)	10/09/07	800	800,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB (Megellan Charter School Project) Series 2007 DN (Wachovia Bank N.A. LOC)
3.91%(c)	10/09/07	1,300	1,300,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB (The Downtown Middle School Project) Series 2006 DN (Branch Banking & Trust Co. LOC)
3.88%(c)	10/09/07	1,150	1,150,000
North Carolina Capital Facilities Finance Agency RB (Aquarium Society Project) Series 2004 DN (Bank of America N.A. LOC)
3.87%(c)	10/09/07	2,315	2,315,000
North Carolina Capital Facilities Finance Agency RB Eagle Trust Receipts Series 2006A DN (Citibank N.A. Liquidity Facility)
3.93%(b)(c)	10/09/07	1,000	1,000,000
North Carolina Capital Facilities Finance Agency RB Municipal Trust Receipts Floaters Series 2007-1894 DN (Morgan Stanley Group Liquidity Facility)
3.91%(b)(c)	10/09/07	415	415,000
North Carolina Capital Facilities Series 2007A-1 TECP
3.65%	11/15/07	2,000	2,000,000
3.68%	12/06/07	1,000	1,000,000
North Carolina Educational Facilities Finance Agency RB (Duke University Project) Series 1991B DN
3.82%(c)	10/09/07	2,600	2,600,000
North Carolina GO Municipal Securities Trust Certificates Series 2001-138 DN (Bear Stearns Capital Markets Liquidity Facility)
3.92%(b)(c)	10/09/07	5,115	5,115,000
North Carolina GO Series 2003A-23 DN (Wachovia Bank N.A. SBPA)
3.92%(b)(c)	10/09/07	800	800,000
North Carolina Housing Finance Agency RB (Home Ownership Project) Series 2003-17-C AMT DN (Bank of America N.A. Liquidity Facility)
3.88%(c)	10/09/07	350	350,000
North Carolina Infrastructure Finance Corp. COP (Correctional Facilities Project) PUTTERS Series 2005-918 DN (JPMorgan Chase & Co. Liquidity Facility)
3.92%(b)(c)	10/09/07	845	845,000
North Carolina Infrastructure Finance Corp. COP (Correctional Facilities Project) Series 2004A MB
4.00%	02/01/08	1,185	1,186,491
North Carolina Medical Care Commission Health System RB (Mission Health Combined Group Project) Municipal Trust Receipts Floaters Series 2007-07-1021 DN (Bank of New York SBPA)
3.92%(b)(c)	10/09/07	1,200	1,200,000
North Carolina Medical Care Commission Health Care Facilities RB (Lutheran Services for the Aging Project) Series 1998 DN (Branch Banking & Trust Co. LOC)
3.87%(c)	10/09/07	100	100,000
North Carolina Medical Care Commission Health Care Facilities RB (Novant Health Group Project) Series 2004A DN (JPMorgan Chase Bank SBPA)
3.87%(c)	10/09/07	1,350	1,350,000
North Carolina Medical Care Commission Health Care Facilities RB (Novant Health Group Project) Series 2004B DN (Morgan Guaranty Trust LOC)
3.83%(c)	10/09/07	500	500,000

See accompanying notes to financial statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	North Carolina Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
North Carolina (Continued)
North Carolina Medical Care Commission Health Care Facilities RB (Watauga Medical Center Project) Series 2005 DN (Wachovia Bank N.A. LOC)
3.86%(c)	10/09/07	$1,000	$1,000,000
North Carolina Medical Care Commission Health Care Facilities RB Series 2007 ROC-RR-II-R-811 DN (Citigroup Financial Products Liquidity Facility)
3.92%(b)(c)	10/09/07	3,700	3,700,000
North Carolina Medical Care Commission Hospital RB (Duke University Hospital Project) Series 1985B DN (Wachovia Bank N.A. SBPA)
3.84%(c)	10/09/07	1,100	1,100,000
North Carolina Medical Care Commission Hospital RB (Moses Cone Health Systems Project) Series 2001B DN (Chase Manhattan Bank LOC)
3.84%(c)	10/09/07	200	200,000
North Carolina Medical Care Commission Retirement Facilities RB (Aldersgate Project) Series 2001 DN (Branch Banking & Trust Co. LOC)
3.84%(c)	10/09/07	4,500	4,500,000
North Carolina Medical Care Commission Retirement Facilities RB (United Church Homes & Services Project) Series 2007 DN (Branch Banking & Trust Co. LOC)
3.88%(c)	10/09/07	500	500,000
North Carolina Medical Care Commission Retirement Facilities RB (United Methodist Retirement Homes Project) Series 2005B DN (Branch Banking & Trust Co. LOC)
3.88%(c)	10/09/07	625	625,000
Sampson County COP Eclipse Funding Trust Series 2006-0160 DN (FSA Insurance, U.S. Bank N.A. Liquidity Facility)
3.60%(b)(c)	10/09/07	700	700,000
Trinity GO Series 2007 BAN
4.25%	04/23/08	500	501,059
University of North Carolina Hospital Chapel Hill RB Series 2001B DN
3.85%(c)	10/09/07	2,900	2,900,000
University of North Carolina RB Munitops Trust Certificates Series 2005-52 DN (ABN-AMRO Bank N.V. SBPA)
3.93%(b)(c)	10/09/07	2,600	2,600,000
Wake County GO Series 2006B DN (Lloyds TSB Bank Plc SBPA)
3.84%(c)	10/09/07	1,900	1,899,925
Wake County HFA RB (Casa Melvid Multi-Family Housing Project) Series 2001A AMT DN (SunTrust Bank LOC)
3.97%(c)	10/09/07	400	400,000
Washington County Industrial Facilities PCRB (Mackey’s Ferry Sawmill, Inc. Project) Series 1997 AMT DN (Wachovia Bank N.A. LOC)
3.96%(c)	10/09/07	330	330,000
Wilmington GO Series 2002 DN (Wachovia Bank N.A. SBPA)
3.82%(c)	10/09/07	300	300,000
Winston-Salem Water & Sewer Systems RB Series 2002C DN (Dexia Credit Local LOC)
3.85%(c)	10/09/07	2,110	2,110,000

			65,498,775

Puerto Rico — 3.1%
Commonwealth of Puerto Rico RB Municipal Securities Trust Certificates Series 2000A DN (FSA Insurance, Bear Stearns Capital Markets Liquidity Facility)
3.87%(b)(c)	10/09/07	2,100	2,100,000

TOTAL INVESTMENTS IN SECURITIES — 99.8% (Cost $67,598,775(a))			67,598,775
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%			131,092

NET ASSETS — 100.0%			$67,729,867

(a)	Aggregate cost for federal income tax purposes.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2007, the Portfolio held 34.5% of its net assets, with a current market value of $23,375,000, in securities restricted as to resale.

(c)	Rates shown are the rates as of September 30, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	25

Schedule of Investments As of September 30, 2007	Ohio Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds — 95.5%
Ohio — 95.5%
American Municipal Power, Inc. GO (Hubbard Project) Series 2007 BAN
3.70%	09/25/08	$175	$175,000
American Municipal Power, Inc. GO (Shelby Project) Series 2006 BAN
3.70%	11/15/07	2,060	2,060,000
American Municipal Power, Inc. GO (St. Mary’s Electric System Project) Series 2006 BAN
3.75%	10/04/07	950	950,000
American Municipal Power, Inc. GO (St. Mary’s Electric System Project) Series 2007 BAN
3.70%	10/02/08	145	145,000
American Municipal Power, Inc. GO (Versailles Project) Series 2006 BAN
3.75%	11/15/07	170	170,000
3.70%	12/06/07	110	110,000
American Municipal Power, Inc. GO (Yellow Springs Project) Series 2006 BAN
3.75%	11/01/07	100	100,000
American Municipal Power, Inc. GO Series 2006 RAN
3.65%	11/01/07	470	470,000
American Municipal Power, Inc. RB (Brewster Village Project) Series 2007 BAN
3.70%	01/10/08	495	495,000
American Municipal Power, Inc. RB (Combustion Turbine Project) Series 2006 DN (KeyBank N.A. LOC)
3.87%(b)	10/09/07	620	620,000
American Municipal Power, Inc. RB (Electric Systems Project) Series 2007 BAN
3.85%	08/15/08	1,200	1,200,000
American Municipal Power, Inc. RB (Lodi Village Project) Series 2007 BAN
3.75%	03/13/08	250	250,000
American Municipal Power, Inc. RB (Prepayment Project) Series 2007A BAN
5.00%	02/01/08	3,000	3,011,692
Austin COP Series 2007-155 DN (FSA Insurance, Bank of America N.A. LOC)
3.92%(b)(c)	10/09/07	4,065	4,065,000
Avon GO Series 2007-2 BAN
4.05%	03/03/08	200	200,374
Avon Local School District GO (School Construction Project) Series 2007 BAN
4.12%	01/11/08	500	500,666
Bedford Heights GO Series 2007 BAN
3.95%	02/14/08	50	50,045
Brooklyn IDRB (Dylon Industries, Inc. Project) Series 1999 AMT DN (KeyBank N.A. LOC)
3.99%(b)	10/09/07	670	670,000
Brunswick GO Series 2006 BAN
3.85%	12/05/07	180	180,000
Celina County GO Series 2006 BAN
4.25%	11/14/07	300	300,209
Champaign County IDRB (Allied Signal, Inc. Project) Series 1998 DN
4.18%(b)	10/09/07	1,000	1,000,000
Cincinnati School District COP Eagle Trust Receipts Series 2006A-0155 DN (FSA Insurance, Citibank N.A. Liquidity Facility)
3.93%(b)(c)	10/09/07	1,000	1,000,000
Clark County GO Series 2007 BAN
4.02%	02/13/08	125	125,120
4.00%	05/08/08	300	300,485
Cleveland-Cuyahoga County Port Authority Educational Facility RB (Laurel School Project) Series 2004 DN (KeyBank N.A. LOC)
3.92%(b)	10/09/07	1,085	1,085,000
Clinton County GO (Human Services Project) Series 2007 BAN
4.31%	01/24/08	375	375,663
Cuyahoga County Civic Facility RB (Orion Services, Inc. Project) Series 2001 DN (Bank One N.A. LOC)
4.10%(b)	10/09/07	2,705	2,705,000
Cuyahoga County Economic Development RB (Berea Children’s Home Project) Series 2000 DN (Huntington National Bank LOC)
4.04%(b)	10/09/07	3,010	3,010,000
Cuyahoga County Economic Development RB (Cleveland Botanical Garden Project) Series 2001 DN (M&T Bank Corp. LOC)
3.88%(b)	10/09/07	635	635,000
Cuyahoga County IDRB (Afi Generations LLC Project) Series 2007B AMT DN (Charter One Bank N.A. LOC)
3.94%(b)	10/09/07	2,015	2,015,000
Cuyahoga County IDRB (All Foils, Inc. Project) Series 2007A AMT DN (Charter One Bank N.A. LOC)
3.94%(b)	10/09/07	1,100	1,100,000
Cuyahoga County IDRB (Trio Diversified Co. Project) Series 2000 AMT DN (KeyBank N.A. LOC)
3.99%(b)	10/09/07	1,265	1,265,000
Dayton-Montgomery County Port Authority RB (DHL 2007 Project) Series 2007C AMT DN (Deutsche Post AG Guaranty)
4.05%(b)	10/09/07	5,000	5,000,000
Deerfield Township GO Series 2006B BAN
3.75%	11/29/07	350	350,000
Delaware County Economic Development RB (The Columbus Zoological Park Assoc., Inc. Project) Series 2003 DN (Huntington National Bank LOC)
4.00%(b)	10/09/07	3,705	3,705,000
Delaware County IDRB (Air Waves, Inc. Project) Series 1995 DN (KeyBank N.A. LOC)
3.99%(b)	10/09/07	60	60,000
Dover GO Series 2007 BAN
4.25%	04/03/08	775	777,076
Elyria GO Series 2007-2 BAN
4.00%	10/02/08	1,100	1,104,026
Elyria GO Series 2007 BAN
4.25%	07/03/08	260	260,755

See accompanying notes to financial statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Ohio Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Ohio (Continued)
Euclid GO Series 2007 BAN
4.00%	05/29/08	$780	$781,236
Fairborn GO Series 2006 BAN
4.25%	11/01/07	270	270,128
Fairborn GO Series 2007 BAN
4.25%	06/26/08-06/26/08	295	295,917
4.50%	08/15/08	200	201,085
Franklin County Economic Development RB (Columbus Montessori Educational Center Project) Series 2000 DN (Huntington National Bank LOC)
3.94%(b)	10/09/07	1,515	1,515,000
Franklin County Economic Development RB (Dominican Sisters Project) Series 1994 DN (Fifth Third Bank N.A. LOC)
3.92%(b)	10/09/07	925	925,000
Franklin County Health Care Facilities RB (Heritage Day Health Centers Project) Series 2002 DN (Huntington National Bank LOC)
4.00%(b)	10/09/07	385	385,000
Franklin County Health Care Facilities RB (Heritage Day Health Centers Project) Series 2007 DN (Huntington National Bank LOC)
4.00%(b)	10/09/07	2,500	2,500,000
Franklin County Health Care Facilities RB (Willow Brook Christian Project) Series 2004 DN (Fifth Third Bank N.A. LOC)
3.87%(b)	10/09/07	500	500,000
Geauga County GO (Safety Center Project) Series 2007 BAN
4.00%	08/27/08	250	250,543
Geauga County RB (Thistle Lane Project) Series 2000 AMT DN (Huntington National Bank LOC)
4.01%(b)	10/09/07	2,210	2,210,000
Greene County IDRB (AFC Stamping & Production, Inc., Barsplice Products Project) Series 1995 AMT DN (KeyBank N.A. LOC)
3.99%(b)	10/09/07	130	130,000
Greene County Sewer System RB Municipal Trust Receipts Floaters Series 2007-1610 DN (ABK Insurance, Morgan Stanley Group Liquidity Facility)
3.91%(b)(c)	10/09/07	2,000	2,000,000
Hamilton County GO Series 2007 BAN
4.00%	09/11/08	1,240	1,242,825
Hamilton County Hospital Facilities RB (Elizabeth Gamble Project) Series 2002A DN (Morgan Guaranty Trust LOC)
3.85%(b)	10/09/07	2,800	2,800,000
Hamilton County Parking System RB Series 2001 DN (U.S. Bank N.A. LOC)
3.86%(b)	10/09/07	1,325	1,325,000
Hamilton County Sales Tax RB series 2007-1820 DN (AMBAC Insurance, Morgan Stanley Group LOC)
3.91%(b)(c)	10/09/07	2,000	2,000,000
Harrison Township GO (Fire Department Project) Series 2006 BAN
3.85%	10/11/07	450	450,024
Indian Lake Local School District GO (School Construction Project) Series 2007 BAN
4.53%	12/13/07	255	255,387
Kent County GO Series 2006 BAN
4.25%	10/18/07	700	700,204
Lake County GO Series 2007 BAN
4.25%	05/15/08-07/18/08	495	496,675
Lancaster GO Series 2006 BAN
4.25%	10/17/07	330	330,087
Lima GO (Water System Capacity Facility) Series 2007 BAN
4.25%	05/29/08	1,510	1,513,350
Lorain County GO Series 2007B Highway Improvement BAN
4.25%	06/04/08	720	722,339
Lorain County GO Series 2007 Highway Improvement BAN
4.25%	03/28/08	320	320,874
Lorain County IDRB (Ohio Metallurgical Services Project) Series 2001 AMT DN (First Merit Bank N.A. LOC)
4.13%(b)	10/09/07	1,400	1,400,000
Lucas County Economic Development RB (Hammill Manufacturing Co. Project) Series 1996 AMT DN (Fifth Third Bank N.A. LOC)
3.93%(b)(c)	10/09/07	655	655,000
Mahoning County IDRB (M&J Development Ltd. Project) Series 2002 AMT DN (KeyBank N.A. LOC)	10/09/07	2,420	2,420,000
3.99%(b)
Marion County GO (Legacy Crossing) Series 2007 BAN
4.10%	05/01/08	435	435,927
Marion County GO Series 2006 BAN
4.15%	10/23/07	235	235,068
Marion GO Series 2007 BAN
4.00%	06/26/08	285	285,403
Marysville GO Series 2007 BAN
4.25%	03/06/08	270	270,557
Massillon GO (Lincoln Center Project) Series 2006 BAN
4.12%	11/13/07	455	455,246
Mentor GO Series 2007 BAN
4.25%	03/14/08	900	901,996
Mentor IDRB (Arrow Machine Co. Ltd. Project) Series 1997 DN (First Merit Bank N.A. LOC)
4.01%(b)	10/09/07	1,055	1,055,000
Muskingum County GO Series 2007 BAN
4.46%	01/17/08	900	901,706
4.15%	09/25/08	205	206,071
North Ridgeville GO Series 2007-2 BAN
4.00%	06/05/08	285	285,502
North Ridgeville GO Series 2007-3 BAN (acquired 08/02/07, cost $195,281)
3.95%(d)	06/05/08	195	195,281
Oakwood GO Series 2006 BAN
4.25%	10/17/07	725	725,199

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	27

Schedule of Investments (continued)	Ohio Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Ohio (Continued)
Ohio Housing Finance Agency Mortgage RB MERLOTS Trust Receipts Series 2001A-78 DN (Wachovia Bank N.A. LOC)
3.97%(b)(c)	10/09/07	$1,255	$1,255,000
Ohio Housing Finance Agency Mortgage RB MERLOTS Trust Receipts Series 2005A-10 AMT DN (Wachovia Bank N.A. SBPA)
3.97%(b)(c)	10/09/07	3,500	3,500,000
Ohio Housing Finance Agency Mortgage RB Various Certificates Series 2001 DN (Bank of America N.A. LOC)
3.95%(b)(c)	10/09/07	1,170	1,170,000
Ohio PCRB (Ross Incineration Project) Series 2000-1 AMT DN (Bank One N.A. LOC)
4.15%(b)	10/09/07	345	345,000
Ohio Solid Waste RB (Republic Services, Inc. Project) Series 2005 AMT DN
4.13%(b)	10/09/07	1,000	1,000,000
Ohio State University General Receipts RB Series 2005B DN
3.84%(b)	10/03/07	1,900	1,900,000
Ohio Water Development Authority Pollution Control Facilities RB (First Energy Nuclear Project) Series 2006 AMT DN (Barclays Bank Plc LOC)
3.88%(b)	10/09/07	125	125,000
Olmsted Falls GO Series 2006 BAN
3.90%	10/18/07	445	445,050
Olmsted Falls School District GO Series 2007 BAN
4.88%	12/06/07	220	220,438
Parma IDRB (FDC Realty Project) Series 2006 AMT DN (Huntington National Bank LOC)
4.10%(b)	10/09/07	2,005	2,005,000
Paulding County Solid Waste Disposal RB (Lafarge Corp. Project) Series 1996 AMT DN (Royal Bank of Canada LOC)
3.99%(b)	10/01/07	1,000	1,000,000
Port of Greater Cincinnati RB (Springdale Public Infrastructure Project) Series 2006 MB (U.S. Bank N.A. LOC)
3.80%(b)	02/01/08	2,900	2,900,000
Portage County IDRB (Action Super Abrasive Project) Series 1996 AMT DN (Huntington National Bank LOC)
4.09%(b)	10/09/07	660	660,000
Portage County IDRB (Bauer/Hibbard Properties Ltd. Project) Series 1998 DN (National City Bank N.A. LOC)
4.08%(b)	10/09/07	705	705,000
Portage County IDRB (Singer Steel Co. Project) Series 2007 AMT DN (Huntington National Bank LOC)
4.10%(b)	10/09/07	2,090	2,090,000
Putnam County Health Care Facilities RB (Hilty Memorial Home Project) Series 2004 DN (LaSalle Bank N.A. LOC)
3.93%(b)	10/09/07	3,415	3,415,000
Richland County GO (Computer Acquisition Project) Series 2007 BAN
4.25%	03/25/08	135	135,344
Seven Hills GO (Street Improvement Project) Series 2006 BAN
4.25%	12/06/07	635	635,720
Sharonville GO Series 2007 BAN
4.25%	07/25/08	380	381,399
St. Marys GO (Sanitation Improvement Project) Series 2007 BAN
4.00%	06/04/08	220	220,286
Stark County IDRB (Thakar Properties LLC Project) Series 2002 AMT DN (National City Bank N.A. LOC)
3.98%(b)	10/09/07	2,865	2,865,000
Stark County Port Authority Economic Development RB (Slesnick Iron & Metal Project) Series 2007 AMT DN (Huntington National Bank LOC)
4.10%(b)	10/09/07	700	700,000
Strongsville IDRB (Web Plastics Co. Project) Series 1997 DN (National City Bank N.A. LOC)
4.08%(b)	10/09/07	475	475,000
Summit County Civic Facility RB (Akron Area Electric Junction Project) Series 2001 DN (KeyBank N.A. LOC)
3.92%(b)	10/09/07	180	180,000
Summit County IDRB (Flutes LLC Project) Series 2002 AMT DN (M & I Marshall & Ilsley Bank LOC)
3.98%(b)	10/09/07	1,840	1,840,000
Summit County IDRB (Jendrisak Properties Project) Series 2001 AMT DN (First Merit Bank N.A. LOC)
4.03%(b)	10/09/07	1,660	1,660,000
Summit County IDRB (KB Compost Services, Inc. Project) Series 2001 AMT DN (KeyBank N.A. LOC)
3.99%(b)	10/09/07	1,100	1,100,000
Summit County IDRB (Sigma Properties Project) Series 2000A AMT DN (National City Bank N.A. LOC)
4.03%(b)	10/09/07	645	645,000
Summit County Port Authority RB (Meadow Lane Building LLC Project) Series 2003A AMT DN (KeyBank N.A. LOC)
3.99%(b)	10/09/07	340	340,000
Tipp GO Series 2007 BAN
4.00%	04/24/08	205	205,333
Toledo GO Munitops Trust Certificates Series 2004-18 DN (FGIC Insurance, State Aid Withholding Guaranty, ABN-AMRO Bank N.V. SBPA)
3.85%(b)(c)	10/09/07	2,000	2,000,000
Toledo Multi-Family Housing RB (Cherrywood Apartments Project) Series 2001 AMT DN (KeyBank N.A. LOC)
3.99%(b)	10/09/07	2,485	2,485,000
Trumbull County IDRB (Ellwood Engineered Project) Series 2004 AMT DN (KeyBank N.A. LOC)
3.99%(b)	10/09/07	3,100	3,100,000

See accompanying notes to financial statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	Ohio Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Ohio (Continued)
Trumbull County IDRB (United Steel Service, Inc. Project) Series 2000B AMT DN (Bank One N.A. LOC)
4.30%(b)	10/09/07	$240	$240,000
University of Cincinnati General Receipts RB Series 2007B DN (MBIA Insurance, Bayerische Landesbank Girozentrale SBPA)
3.86%(b)	10/09/07	100	100,000
University of Cincinnati GO Series 2007F BAN
3.73%	04/01/08	850	850,083
University of Toledo General Receipts RB Series 2002 DN (U.S. Bank N.A. SBPA)
4.05%(b)	10/01/07	100	100,000
University of Toledo RB Societe Generale Trust Receipts Series 2001 SGA-125 DN (FGIC Insurance, Societe Generale Group Liquidity Facility)
3.93%(b)(c)	10/09/07	455	455,000
Van Wert County GO Series 2006 BAN
4.25%	12/13/07	1,445	1,446,812
Wapakoneta GO (Various Improvement Purposes Project) Series 2006 BAN
4.00%	11/14/07	225	225,065
Warren County GO Series 2007 BAN
4.15%	09/05/08	200	200,715
Western Reserve Housing Development Corp. Economic RB (Trumbull Metropolitan Housing Project) Series 2003 DN (KeyBank N.A. LOC)
3.95%(b)	10/09/07	3,330	3,330,000
Westerville GO Munitops Trust Certificates Series 2001 DN (ABN-AMRO Bank N.V. LOC)
3.90%(b)(c)	10/09/07	200	200,000
Wickliffe GO Series 2007 BAN
4.25%	12/06/07	530	530,465
Wilmington (Lowes Drive Construction Project) BAN
4.50%	07/25/08	255	256,439
TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 95.5% (Cost $125,782,890)			125,782,890

Affiliated Investments — 4.7%
Ohio — 4.7%
Hamilton County Hospital Facilities RB P-Float Trust Receipts Series 2001 PT-507 DN (Merrill Lynch & Co. Guaranty)
4.01%(b)(c)(e)	10/09/07	4,855	4,855,000
Ohio Housing Finance Agency Mortgage RB Various Certificates (Residential Mortgage Backed Securities Program) Series 2006F AMT DN (Citibank N.A. LOC)
3.83%(b)	10/09/07	1,400	1,400,000

TOTAL AFFILIATED INVESTMENTS (Cost $6,255,000)			6,255,000

TOTAL INVESTMENTS IN SECURITIES — 100.2% (Cost $132,037,890(a))			132,037,890
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%			(312,467)

NET ASSETS — 100.0%			$131,725,423

(a)	Aggregate cost for federal income tax purposes.
(b)	Rates shown are the rates as of September 30, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2007, the Port-folio held 17.6% of its net assets, with a current market value of $23,155,000, in securities restricted as to resale.

(d)

Security restricted as to public resale. These securities are ineligible for resale into the public market until such time that either (i) a resale Registration Statement has been filed with the SEC and declared effective or (ii) resale is permitted under Rule 144A without the need for an effective registration statement. As of September 30, 2007, the Portfolio held 0.2% of its net assets, with a current market value of $195,281 and an original cost of $195,281 in these securities.

(e)	Security insured by an affiliate.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	29

Schedule of Investments As of September 30, 2007	Pennsylvania Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds — 91.8%
Pennsylvania — 91.0%
Alleghany County Hospital Development Authority RB Series 2007-11053 DN (Citibank N.A. Guaranty, Citibank N.A. Liquidity Facility)
3.92%(b)(c)	10/09/07	$8,000	$8,000,000
Allegheny County Hospital Development Authority RB (University of Pittsburgh Medical Center Project) Series 2003B MB
5.00%	06/15/08	1,400	1,412,187
Allegheny County IDRB (Carnegie Museums Pittsburgh Project) Series 2005 DN (Citizens Bank of Pennsylvania LOC)
3.90%(c)	10/09/07	4,000	4,000,000
Allegheny County IDRB (Commonwealth Development Parkway Project) Series 1994A DN (National City Bank N.A. LOC)
3.91%(c)	10/09/07	1,300	1,300,000
Allegheny County IDRB (UPMC Health System Project) Series 2002C DN (Comerica Bank N.A. LOC)
3.86%(c)	10/09/07	1,400	1,400,000
Bensalem Township School District GO PUTTERS Series 2007-1915 DN (FGIC Insurance, JPMorgan Chase Bank Liquidity Facility)
3.92%(b)(c)	10/09/07	1,460	1,460,000
Berks County IDRB (Tray Pak Co. Project) Series 2001A AMT DN (Wachovia Bank N.A. LOC)
4.01%(c)	10/09/07	2,060	2,060,000
Bermudian Springs School District GO Series 2006 DN (FSA Insurance, Royal Bank of Canada SBPA)
3.87%(c)	10/09/07	10,500	10,500,000
Bethlehem Area School District GO Series 2007 DN (FSA Insurance, Dexia Credit Local SBPA)
3.87%(c)	10/09/07	1,450	1,450,000
Blair County IDRB (CCK, Inc. Project) Series 2003 AMT DN (Fulton Bank LOC)
4.04%(c)	10/09/07	1,885	1,885,000
Butler County General Authority RB Municipal Securities Trust Receipts Series 2007 DN (FSA Insurance, (FSA Insurance, Societe Generale Liquidity Facility)
3.75%(b)(c)	10/09/07	3,000	3,000,000
Cambria County IDA Resource Recovery RB (Cambria Cogen Co. Project) Series 1998A-2 AMT DN (Bayerische Landesbank Girozentrale LOC)	10/09/07	16,000	16,000,000
3.99%(c)
Chester County IDA Student Housing RB (University Student Housing Ltd. Project) Series 2003 DN (Royal Bank of Scotland LOC)
3.89%(c)	10/09/07	8,140	8,140,000
Chester County IDRB (RV Industrial, Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC)
3.99%(c)	10/09/07	2,750	2,750,000
Crawford County IDRB (Uniplast International, Inc. Project) Series 2000 AMT DN (National City Bank N.A. LOC)
4.08%(c)	10/09/07	900	900,000
Dauphin County IDRB Series 2005 AMT DN (Citizens Bank of Pennsylvania LOC)
3.87%(c)	10/09/07	9,000	9,000,000
Delaware County IDRB (Scott Paper Co. Project) Series 1984A DN
4.00%(c)	10/09/07	100	100,000
Delaware County IDRB PUTTERS Series 2006-1497 AMT DN (FGIC Insurance, JPMorgan Chase Bank Liquidity Facility)
3.92%(b)(c)	10/09/07	8,045	8,045,000
Delaware Valley Regional Financial Authority RB Series 2001 ROC-RR-II- R-11105 DN (FGIC Insurance, Citibank N.A. Liquidity Facility)
3.92%(b)(c)	10/09/07	10,000	10,000,000
East Hempfield Township IDRB (Herley Industrial, Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC)
3.99%(c)	10/09/07	2,475	2,475,000
East Hempfield Township IDRB (Herley Industrial, Inc. Project) Series 2005 AMT DN (M&T Bank Corp. LOC)
3.99%(c)	10/09/07	2,700	2,700,000
Franklin County IDRB (Chambersburg Hospital Project) Series 2000 DN (AMBAC Insurance, Wachovia Bank N.A. SBPA)
3.89%(c)	10/09/07	1,950	1,950,000
Franklin County IDRB (Precast System Project) Series 2001A AMT DN (M&T Bank Corp. LOC)
3.99%(c)	10/09/07	1,760	1,760,000
Geisinger Authority Health System RB Series 2007 ROC-RR-II-R-11013 DN (Citibank N.A. Liquidity Facility)
3.92%(b)(c)	10/09/07	2,275	2,275,000
Horizon Hospital System Authority Health & Housing Facility RB (St. Paul Homes Project) Series 2002 DN (M&T Bank Corp. LOC)
3.89%(c)	10/09/07	7,215	7,215,000
Horizon Hospital System Authority Health & Housing Facility RB (St. Paul Homes Project) Series 2005 DN (M&T Bank Corp. LOC)
3.89%(c)	10/09/07	7,900	7,900,000
Indiana County IDRB (Conemaugh Project) Series 1997A AMT DN (Bank One N.A. LOC)
3.96%(c)	10/09/07	8,350	8,350,000
Lackawanna County IDRB (Herff Jones, Inc. Project) Series 2001 AMT DN (National City Bank N.A. LOC)
3.98%(c)	10/09/07	2,800	2,800,000
Lancaster County Hospital Authority RB (Ephrata Community Hospital Project) Series 2006 DN (Fulton Bank LOC)
3.95%(c)	10/09/07	6,500	6,500,000
Lancaster County Hospital Authority RB (Health Center Luthercare Project) Series 1999 DN (M&T Bank Corp. LOC)
3.89%(c)	10/09/07	4,865	4,865,000

See accompanying notes to financial statements.

30	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Pennsylvania Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Pennsylvania (Continued)
Lancaster County Hospital Authority RB (Landis Homes Retirement Community Project) Series 2002 DN (M&T Bank Corp. LOC)
3.89%(c)	10/09/07	$8,190	$8,190,000
Lancaster County IDRB (Clean Creek Partners Project) Series 2000 AMT DN (M&T Bank Corp. LOC)
3.99%(c)	10/09/07	4,365	4,365,000
Lancaster County IDRB (D&P Skibo LLC Project) Series 2001 AMT DN (Wachovia Bank N.A. LOC)
4.01%(c)	10/09/07	1,370	1,370,000
Lancaster County IDRB (John F. Martin & Sons Project) Series 2001 AMT DN (Fulton Bank LOC)
4.09%(c)	10/09/07	700	700,000
Lancaster County IDRB (Oakfront LP Project) Series 2001 AMT DN (M&T Bank Corp. LOC)
3.99%(c)	10/09/07	2,030	2,030,000
Lancaster GO Munitops Trust Certificates Series 2007-47 DN (AMBAC Insurance, ABN-AMRO Bank N.V. LOC)
3.93%(b)(c)	10/09/07	5,000	5,000,000
Lawrence County IDRB (L&N Metallurgical Products Project) Series 1996 AMT DN (Banque Nationale de Paribas LOC)
4.01%(c)	10/09/07	3,820	3,820,000
Lebanon County Health Facility RB (Evangelican Long Church Retirement Village Project) Series 2000 DN (Northern Trust LOC)
3.89%(c)	10/09/07	2,815	2,815,000
Lehigh County General Purpose Authority RB Series 2007 ROC-RR-II-R-862CE DN (Citibank N.A. Liquidity Facility, Citibank N.A. Guaranty)
3.92%(b)(c)	10/09/07	4,890	4,890,000
Montgomery County Higher Education & Health Authority RB (Pennsylvania Higher Education & Health Loan Project) Series 1996A DN (M&T Bank Corp. LOC)
3.92%(c)	10/09/07	2,500	2,500,000
Montgomery County IDRB (Apple Fresh Foods Ltd. Project) Series 1996 AMT DN (Wachovia Bank N.A. LOC)
3.95%(c)	10/09/07	600	600,000
Montgomery County IDRB (Fountain Life Christian Project) Series 2007A DN (First Tennessee Bank LOC)
3.92%(c)	10/09/07	1,150	1,150,000
New Garden General Authority RB (Municipal Pooled Financing Project) Series 2003 II DN (FSA Insurance)
3.83%(c)	10/09/07	1,095	1,095,000
Northampton County IDRB (Bethlehem Contracting Project) Series 2001A AMT DN (M&T Bank Corp. LOC)
3.99%(c)	10/09/07	2,695	2,695,000
Northampton County IDRB (Trent Family Partnership Project) Series 2002 AMT DN (Wachovia Bank N.A. LOC)
4.01%(c)	10/09/07	1,890	1,890,000
Pennsylvania Economic Development Financing Authority RB (AMC Delancey Traditions Project) Series 2006 AMT DN (Citizens Bank of Pennsylvania LOC)
3.90%(c)	10/09/07	3,200	3,200,000
Pennsylvania Economic Development Financing Authority RB (Homewood Retirement Project) Series 1992E DN (M&T Bank Corp. LOC)
3.82%(c)	10/09/07	4,250	4,250,000
Pennsylvania Economic Development Financing Authority RB (Material Technology Project) Series 2000D AMT DN (Wachovia Bank N.A. LOC)
4.01%(c)	10/09/07	600	600,000
Pennsylvania Economic Development Financing Authority RB UBS Municipal Certificates Floaters Series 2007-07-15 DN (Landebank Hessen-Thruingen Girozentrale Liquidity Facility)
3.92%(b)(c)	10/09/07	8,600	8,600,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB (IESI, Corp. Project) Series 2006V AMT DN (Bank of America N.A. Liquidity Facility)
3.96%(b)(c)	10/09/07	8,700	8,700,000
Pennsylvania Economic Development Financing Authority Waste Water Treatment RB (Sunoco, Inc. Project) Series 2004A AMT DN (Sunoco, Inc. Guaranty)
4.00%(c)	10/09/07	4,700	4,700,000
Pennsylvania Energy Development Authority RB (B&W Ebensburg Project) Series 1988 AMT DN (Swiss Bank LOC)
3.93%(c)	10/09/07	1,000	1,000,000
Pennsylvania GO Municipal Trust Receipts Floaters Series 2007-1924 DN (Morgan Stanley Group Liquidity Facility)
3.91%(b)(c)	10/09/07	3,378	3,378,500
Pennsylvania GO PUTTERS Series 2006-1382 DN (JPMorgan Chase Bank Liquidity Facility)
3.92%(b)(c)	10/09/07	3,835	3,835,000
Pennsylvania GO Series 1999 MB
5.25%	10/09/07	675	685,827
Pennsylvania GO Series 2004 MB
5.00%	10/09/07	1,250	1,261,897
Pennsylvania GO Series 2007 ROC-RR-II- R-11056 DN (Citibank N.A. Liquidity Facility)
3.85%(b)(c)	10/09/07	2,000	2,000,000
Pennsylvania GO Series 2007 ROC-RR-II- R-11158 DN (Citibank N.A. Liquidity Facility)
3.92%(b)(c)	10/09/07	1,510	1,510,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 1988C AMT DN (Student Loan Marketing Assoc. LOC)
3.87%(c)	10/09/07	6,950	6,950,000

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	31

Schedule of Investments (continued)	Pennsylvania Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Pennsylvania (Continued)
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 1988E AMT DN (AMBAC Insurance, Wachovia Bank N.A. SBPA)
3.87%(c)	10/09/07	$6,100	$6,100,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 1994A AMT DN (Student Loan Marketing Assoc. Guaranty)
3.87%(c)	10/09/07	2,300	2,300,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 1997A AMT DN (Dexia Credit Local SBPA)	10/09/07	2,300	2,300,000
3.90%(c)
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 2001A AMT DN (AMBAC Insurance)
3.90%(c)	10/09/07	1,000	1,000,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 2001B AMT DN (FSA Insurance, Multiple SBPAs)
3.93%(c)	10/09/07	4,200	4,200,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 2002A AMT DN (FSA Insurance, Multiple SBPAs)
3.90%(c)	10/09/07	6,600	6,600,000
Pennsylvania Higher Educational Assistance Agency Student Loan RB Series 2007A AMT DN (AMBAC Insurance, Morgan Stanley Group SBPA)
3.92%(c)	10/09/07	2,200	2,200,000
Pennsylvania Higher Educational Facilities Authority RB (Assoc. of Independent Colleges & Universities Project) Series 1998 DN (Banque Nationale de Paribas LOC)
3.93%(c)	10/09/07	2,700	2,700,000
Pennsylvania Higher Educational Facilities Authority RB (Assoc. of Independent Colleges & Universities Project) Series 2004M-3 DN (M&T Bank Corp. LOC)
3.63%(c)	10/09/07	5,000	5,000,000
Pennsylvania Higher Educational Facilities Authority RB (Honeysuckle Student Holding Project) Series 2004A DN (Allied Irish Bank Plc LOC)
3.87%(c)	10/09/07	4,200	4,200,000
Pennsylvania Higher Educational Facilities Authority RB (St. Joesph’s University Project) Series 1998C-4 DN (Allied Irish Bank Plc LOC)	10/09/07	100	100,000
3.90%(c)
Pennsylvania Higher Educational Facilities Authority RB (Student Assoc. Housing, Inc. Project) Series 2006A DN (Citizens Bank of Pennsylvania LOC)
3.87%(c)	10/09/07	7,895	7,895,000
Pennsylvania Higher Educational Facilities Authority RB (University of Pennsylvania Financing Project) Series 2004-N2 DN (National City Bank LOC)
3.88%(c)	10/09/07	1,600	1,600,000
Pennsylvania Higher Educational Facilities Authority RB Municipal Products, Inc. Trust Receipts Series 2007I-33 DN (XLCA Insurance, Royal Bank of Canada Liquidity Facility)
3.91%(b)(c)	10/09/07	2,145	2,145,000
Pennsylvania Higher Educational Facilities Authority RB Municipal Trust Receipts Floaters Series 2006-1547 DN (AMBAC Insurance, Morgan Stanley Group Liquidity Facility)
3.91%(b)(c)	10/09/07	2,784	2,783,500
Pennsylvania Higher Educational Facilities Authority RB PUTTERS Series 2006-1271 DN (JPMorgan Chase Bank Liquidity Facility)
3.92%(b)(c)	10/09/07	4,870	4,870,000
Pennsylvania Higher Educational Facilities Authority RB PUTTERS Series 2007-1858 DN (XLCA Insurance, JPMorgan Chase Bank LOC)
3.92%(b)(c)	10/09/07	1,495	1,495,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Municipal Trust Receipts Floaters Series 2006K-57 AMT DN (Lehman Liquidity Co. Liquidity Facility)
4.07%(b)(c)	10/09/07	2,500	2,500,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB PUTTERS Series 2006-1592 AMT DN (JPMorgan Chase Bank Liquidity Facility)
3.96%(b)(c)	10/09/07	4,945	4,945,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB PUTTERS Series 2007-1213B AMT DN (JPMorgan Chase & Co. Liquidity Facility)
3.96%(b)(c)	10/09/07	1,720	1,720,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-83B AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.85%(c)	10/09/07	2,020	2,020,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-85B AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.85%(c)	10/09/07	3,300	3,300,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-85C AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.85%(c)	10/09/07	7,145	7,145,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2006-92B AMT DN (Landesbank Hessen-Thueringen Girozentrale SBPA)
3.83%(c)	10/09/07	12,200	12,200,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2006C-95 AMT DN (Dexia Bank SBPA)
3.85%(c)	10/09/07	8,000	8,000,000

See accompanying notes to financial statements.

32	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Pennsylvania Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Pennsylvania (Continued)
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2007-99C AMT DN (Dexia Credit Local SBPA)
3.90%(c)	10/09/07	$2,000	$2,000,000
Pennsylvania Turnpike Commission RB Munitops Trust Certificates Series 2004-9 DN (AMBAC Insurance, ABN-AMRO Bank N.V. SBPA)
3.93%(b)(c)	10/09/07	12,435	12,435,000
Pennsylvania Turnpike Commission RB Series 2001S MB (FGIC Insurance)
5.50%	10/09/07	1,250	1,264,612
Philadelphia Airport RB Series 2005B AMT DN (MBIA Insurance, JPMorgan Chase Bank SBPA)
3.95%(c)	10/09/07	700	700,000
Philadelphia Airport RB Series 2005C AMT DN (MBIA Insurance, JPMorgan Chase Bank SBPA)
3.99%(c)	10/09/07	8,700	8,700,000
Philadelphia Authority IDRB (Airport Project) Series 1998P-1 AMT DN (FGIC Insurance, Bank of America N.A. SBPA)
3.95%(b)(c)	10/09/07	5,000	5,000,000
Philadelphia Authority IDRB (Gift of Life Donor Program Project) Series 2003 DN (Commerce Bank N.A. LOC)
3.87%(c)	10/09/07	800	800,000
Philadelphia Authority IDRB (Girard Estate Facility Leasing Project) Series 2001 DN (Morgan Guaranty Trust LOC)
3.93%(c)	10/09/07	1,250	1,250,000
Philadelphia Authority IDRB (Universal Community Homes Project) Series 2003 DN (Wachovia Bank N.A. LOC)
3.96%(c)	10/09/07	2,210	2,210,000
Philadelphia Authority IDRB Municipal Trust Receipts Floaters Series 2006-1014 DN (FGIC Insurance, Bank of New York Liquidity Facility)
3.92%(b)(c)	10/09/07	3,100	3,100,000
Philadelphia Redevelopment Authority Multi-Family Housing RB Municipal Trust Receipts Floaters Series 2006G-1 AMT DN (The Goldman Sachs Group, Inc. Guaranty, The Goldman Sachs Group, Inc. SBPA)
3.93%(b)(c)	10/09/07	20,395	20,395,000
Philadelphia School District GO Municipal Trust Receipts Floaters Series 2004 DN (FGIC Insurance, Branch Banking & Trust Co. Liquidity Facility)
3.90%(b)(c)	10/09/07	5,965	5,965,000
Philadelphia School District GO Series 2007A TRAN (Bank of America N.A. LOC)
4.50%	06/27/08	13,675	13,751,120
Philadelphia Series 2007E TECP
3.83%	10/04/07	10,000	10,000,000
Philadelphia Water & Wastewater RB Municipal Trust Receipts Floaters Series 2007-1713 DN (AMBAC Insurance, Rabobank Liquidity Facility)
3.88%(b)(c)	10/09/07	3,515	3,515,000
Philadelphia Water & Wastewater RB Series 1995 MB (MBIA Insurance)
6.25%	10/09/07	1,000	1,021,925
Philadelphia Water RB Munitops Trust Certificates Series 2005-15 MB (FSA Insurance, ABN-AMRO Bank N.V. SBPA)
3.93%(b)(c)	10/09/07	5,395	5,395,000
Schuylkill County IDRB (KP-Tamaqua LP Project) Series 2007 AMT DN (Citizens Bank of Pennsylvania LOC)
3.91%(c)	10/09/07	1,535	1,535,000
Shippensburg Borough Authority RB (Bethlehem School District Project) Series 2007 DN (FSA Insurance, Dexia Credit Local SBPA)
3.87%(c)	10/09/07	5,600	5,600,000
Southcentral General Authority RB (Homewood Hanover Project) Series 2003 DN (M&T Bank Corp. LOC)
3.89%(c)	10/09/07	18,500	18,500,000
Southcentral General Authority RB (York Cerebral Palsy Home Project) Series 2000 DN (Fulton Bank LOC)
3.94%(c)	10/09/07	3,300	3,300,000
Southcentral General Authority RB Series 2003 DN (AMBAC Insurance, RBC Centura Bank SBPA)
3.89%(c)	10/09/07	8,000	8,000,000
State Public School Building Authority RB (Parkland School District Project) Series 1999D DN (FGIC Insurance)
3.89%(c)	10/09/07	955	955,000
State Public School Building Authority RB (Philadelphia School District Project) Munitops Trust Certificates Series 2003-24 DN (FSA Insurance, ABN-AMRO Bank N.V. SBPA)
3.92%(b)(c)	10/09/07	2,145	2,145,000
Stroudsburg Area School District GO Series 2007 TRAN
4.50%	06/30/08	1,333	1,338,929
Union County IDRB (Stabler Cos., Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC)
3.99%(c)	10/09/07	6,365	6,365,000
Upper St. Clair Township GO Munitops Trust Certificates Series 2002 DN (FSA Insurance, ABN-AMRO Bank N.V. SBPA)
3.92%(b)(c)	10/09/07	5,150	5,150,000
Venango County IDRB (Scrubgrass Project) AMT TECP
3.62%	11/14/07	20,000	20,000,000
Venango County IDRB (Scrubgrass Project) Series 2007-90B AMT TECP
3.62%	11/14/07	6,100	6,100,000
Washington County IDRB (Pennatronics Corp. Project) Series 2001 AMT DN (National City Bank N.A. LOC)
3.98%(c)	10/09/07	2,810	2,810,000
Westmoreland County IDRB (Industrial Development McCutcheon Enterprise Project) Series 1999 AMT DN (National City Bank N.A. LOC)
4.03%(c)	10/09/07	1,580	1,580,000
Westmoreland County Municipal Authority RB Series 2003 MB (FGIC Insurance)
5.00%	10/09/07	4,405	4,456,109

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	33

Schedule of Investments (concluded)	Pennsylvania Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Pennsylvania (Continued)
Wyoming IDRB (Deer Park Lumber Project) Series 2007A AMT DN (First Tennessee Bank LOC)
3.92%(c)	10/09/07	$2,075	$2,075,000
York County Hospital Authority RB (Homewood Retirement Centers of The United Church of Christ, Inc. Project) Series 1990 DN (M&T Bank Corp. LOC)
3.82%(c)	10/09/07	4,050	4,050,000
York County IDRB (Allied-Signal, Inc. Project) Series 1993 DN
4.18%(c)	10/09/07	1,000	1,000,000
York County IDRB (Interstate Holdings Co. Project) Series 2003 AMT DN (Wachovia Bank N.A. Liquidity Facility)
4.01%(c)	10/09/07	1,245	1,245,000
York County IDRB (Raich Family Ltd. Partner Project) Series 2000 AMT DN (M&T Bank Corp. LOC)
3.99%(c)	10/09/07	2,000	2,000,000
York County IDRB (York Sheet Metal, Inc. Project) Series 1998 DN (Wachovia Bank N.A. LOC)
3.92%(c)	10/09/07	2,165	2,165,000
York General Authority RB (Strand Capital Performing Arts Center Project) Series 2002 DN (M&T Bank Corp. LOC)
3.92%(c)	10/09/07	5,560	5,560,000

			536,724,606

Puerto Rico — 0.8%
Commonwealth of Puerto Rico Infrastructure Financing Authority RB MERLOTS Trust Receipts Series 2005A-21 DN (AMBAC Insurance, Bank of New York SBPA)
3.90%(b)(c)	10/09/07	4,965	4,965,000

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 91.8% (Cost $541,689,606)			541,689,606

Affiliated Investments — 7.7%
Pennsylvania — 7.7%
Pennsylvania Economic Development Financing Authority RB P-Float Trust Receipts Series 2004-1282 AMT DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)
3.96%(b)(c)(d)	10/09/07	$5,000	5,000,000
Pennsylvania Higher Educational Facilities Authority RB P-Float Trust Receipts Series 2004 MT-042 DN (Lloyds TSB Bank Plc LOC, Merrill Lynch Capital Services SBPA)
3.95%(b)(c)(d)	10/09/07	19,225	19,225,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-82B AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)
3.88%(c)	10/09/07	10,835	10,835,000
Philadelphia Redevelopment Authority RB Spear DB-134 Series 2005 AMT DN (FGIC Insurance, Deutsche Bank Liquidity Facility)
3.93%(b)(c)	10/09/07	10,295	10,295,000

TOTAL AFFILIATED INVESTMENTS (Cost $45,355,000)			45,355,000

TOTAL INVESTMENTS IN SECURITIES — 99.5% (Cost $587,044,606(a))			587,044,606

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%			2,781,112

NET ASSETS — 100.0%			$589,825,718

(a)	Aggregate cost for federal income tax purposes.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2007, the Portfolio held 32.8% of its net assets, with a current market value of $193,737,000, in securities restricted as to resale.

(c)	Rates shown are the rates as of September 30, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(d)	Security insured by an affiliate.

See accompanying notes to financial statements.

34	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Virginia Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds — 96.1%
Puerto Rico — 5.8%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority RB Series 2007R-1001CE DN (Citigroup Financial Products Liquidity Facility, Citigroup Global Markets Holdings, Inc. Guaranty)
3.92%(b)(c)	10/09/07	$1,500	$1,500,000
Commonwealth of Puerto Rico Highway & Transportation Authority RB Series 2007-9 DN (Assured Guaranty Ltd. Insurance, Banque Nationale de Paribas SBPA)
3.87%(b)(c)	10/09/07	2,000	2,000,000
Commonwealth of Puerto Rico Infrastructure Financing Authority RB MERLOTS Trust Receipts Series 2005A-21 DN (AMBAC Insurance, Bank of New York SBPA)
3.90%(b)(c)	10/09/07	250	250,000
Puerto Rico Electric Power Authority RB Series 2007 SGB-69 DN (FSA Insurance, Societe General Group LOC)
3.80%(b)(c)	10/01/07	1,000	1,000,000

			4,750,000

Virginia — 90.3%
Alexandria IDRB (Goodwin House Project) Series 2005 DN (Wachovia Bank N.A. LOC)
3.96%(c)	10/01/07	100	100,000
Alexandria IDRB (YMCA of Billings Project) Series 1998 DN (M&T Bank Corp. LOC)
3.85%(c)	10/09/07	3,350	3,350,000
Arlington County IDRB (Woodbury Park Project) Series 2005A DN (Federal Home Loan Mortgage Liquidity Facility)
3.84%(c)	10/09/07	3,270	3,270,000
Chesapeake Bay Bridge & Tunnel Commonwealth District RB MERLOTS Trust Receipts Series 2003 DN (MBIA Insurance, Wachovia Bank N.A. Liquidity Facility)
3.92%(b)(c)	10/09/07	895	895,000
Fairfax County Economic Development Authority RB (National Industries for Severe Handicap Project) Series 2002 DN (SunTrust Bank LOC)
3.87%(c)	10/09/07	450	450,000
Fairfax County Economic Development Authority RB (Smithsonian Institute Project) Series 2006A DN (Bank of America N.A. LOC)
3.83%(c)	10/09/07	1,350	1,350,000
Fairfax County Economic Development Authority RB Munitops Trust Certificates (Route 28 Project) Series 2003 DN (MBIA Insurance, ABN-AMRO Bank SBPA)
3.93%(b)(c)	10/09/07	2,500	2,500,000
Fairfax County GO Series 2000A MB
5.00%	06/01/08	350	360,489
Fairfax County IDRB (Inova Health Systems Project) Series 2005A-1 DN
3.85%(c)	10/09/07	2,700	2,700,000
Fairfax County IDRB (Inova Health Systems Project) Series 2005A-2 DN
3.85%(c)	10/09/07	255	255,000
Fairfax County IDRB (Inova Health Systems Project) Series 2005C-1 DN
3.85%(c)	10/09/07	2,600	2,600,000
Fairfax County Redevelopment & Housing Authority RB Series 2007 BAN
4.00%	02/12/08	2,900	2,903,195
Hampton Redevelopment & Housing Authority RB (Multi-Family Housing Project) Series 1998 DN (Federal National Mortgage Assoc. Credit Support & LOC)
3.85%(c)	10/09/07	400	400,000
Hampton Roads Regional Jail Authority Facilities RB Series 2004 ROC-RR-II-R-2156 MB (MBIA Insurance, Citibank N.A. Liquidity Facility)
3.70%(b)	10/04/07	1,375	1,375,000
Lexington IDA Educational Facilities RB (VMI Development Board, Inc. Project) Series 2006 DN (Wachovia Bank N.A. LOC)
4.00%(c)	10/01/07	1,400	1,400,000
Loudoun County GO (Public Improvement Project) Series 2002A MB
5.00%	05/01/08	850	856,413
Loudoun County IDRB (Hill School Project) Series 2002 DN (SunTrust Bank LOC)
3.87%(c)	10/09/07	1,100	1,100,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003B DN
3.87%(c)	10/09/07	3,800	3,800,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003C DN
4.03%(c)	10/01/07	300	300,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003D DN
3.85%(c)	10/09/07	900	900,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003E DN
3.96%(c)	10/01/07	200	200,000
Montgomery County IDRB (Virginia Technical Foundation Project) Series 2005 DN (Bank of America N.A. LOC)
4.08%(c)	10/01/07	2,880	2,880,000
Richmond IDRB (Diocese of Virginia Church School Project) Series 2005 DN (SunTrust Bank LOC)
4.08%(c)	10/01/07	400	400,000
Richmond Public Utility RB Series 2007-1746 DN (FSA Insurance, Morgan Stanley Group LOC)
3.91%(b)(c)	10/09/07	1,500	1,500,000
UBS Municipal Certificates RB (Virginia Authority Project) Series 2007 DN (Bank of New York LOC)
3.92%(b)(c)	10/09/07	2,700	2,700,000
University of Virginia RB Munitops Trust Certificates Series 2005-48 DN (ABN-AMRO Bank N.V. SBPA)
3.93%(b)(c)	10/09/07	3,500	3,500,000

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	35

Schedule of Investments (continued)	Virginia Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Virginia (Continued)
Upper Occoquan Sewer Authority Certificates of Trust RB (Austin Trust for Various States Project) Series 2007-123 DN (FSA Liquidity Facility, Bank of America N.A. LOC)
3.92%(b)(c)	10/09/07	$2,230	$2,230,000
Upper Occoquan Sewer Authority RB Munitops Trust Certificates Series 2007-30 DN (ABN-AMRO Bank N.V. SBPA)
3.93%(b)(c)	10/09/07	1,600	1,600,000
Virginia Beach Development Authority IDRB (Ocean Ranch Motel Corp. Project) Series 1998 DN (Branch Banking & Trust Co. LOC)
3.88%(c)	10/09/07	700	700,000
Virginia Beach GO MERLOTS Trust Receipts Series 2007D-11 DN (Wachovia Bank N.A. LOC)
3.92%(b)(c)	10/09/07	1,470	1,470,000
Virginia Biotechnology Research Partnership Authority RB (Virginia Blood Services Project) Series 2006 DN (SunTrust Bank LOC)
3.87%(c)	10/09/07	600	600,000
Virginia College Building Authority Educational Facilities RB (21st Century College Project) Series 2006B DN (Wachovia Bank N.A. SBPA)
4.02%(c)	10/01/07	600	600,000
Virginia College Building Authority Educational Facilities RB (21st Century College Project) Series 2006C DN (Wachovia Bank N.A. SBPA)
4.00%(c)	10/01/07	700	700,000
Virginia College Building Authority Educational Facilities RB (University of Richmond Project) Series 2006 DN (SunTrust Bank SBPA)
4.08%(c)	10/01/07	1,000	1,000,000
Virginia College Building Authority Educational Facilities RB PUTTERS Series 2007-1958 DN (JPMorgan Chase Bank Liquidity Facility)
3.92%(b)(c)	10/09/07	1,100	1,100,000
Virginia College Building Authority RB (21st Century College & Equipment Project) Series 2004A MB
5.00%	02/01/08	3,000	3,013,232
Virginia College Building Authority RB (21st Century College Equipment Project) Series 2005 MB
5.00%	02/01/08	550	552,400
Virginia College Building Authority RB Series 2003-379 DN (JPMorgan Chase & Co. LOC)
3.92%(b)(c)	10/09/07	3,920	3,920,000
Virginia Commonwealth Transportation Board RB Series 2007-1807B DN (JPMorgan Chase & Co. LOC)
3.92%(b)(c)	10/09/07	1,120	1,120,000
Virginia Commonwealth Transportation Board RB Series 2007 ROC-RR-II- R-10076 DN (Citibank N.A. Liquidity Facility)
3.92%(b)(c)	10/09/07	1,200	1,200,000
Virginia Public School Authority RB (School Financing Project) Series 2003D MB (State Aid Withholding Guaranty)
5.00%	02/01/08	475	477,034
Virginia Public School Authority RB (School Financing Project) Series 2004A MB (State Aid Withholding Insurance)
5.00%	08/01/08	420	425,108
Virginia Public School Authority RB Series 2003 ROC-RR-II-R-4050 DN (Citigroup, Inc. Liquidity Facility)
3.92%(b)(c)	10/09/07	1,845	1,845,000
Virginia Resources Authority Clean Water RB Municipal Trust Receipts Floaters Series 2007-1860 DN (Wells Fargo Bank N.A. LOC)
3.91%(b)(c)	10/09/07	3,600	3,600,000
Virginia Small Business Financing Authority RB (Childrens Hospital-Kings Project) Series 2006 DN (Wachovia Bank N.A. LOC)
3.84%(c)	10/09/07	1,500	1,500,000
Virginia Small Business Financing Authority RB (Virginia State University Real Estate Project) Series 2006 DN (CIFG Insurance, Bank of America N.A. SBPA)
3.87%(c)	10/09/07	1,000	1,000,000
Virginia Transportation Board RB Municipal Trust Receipts Floaters Series 2007-2050 DN (Branch Banking and Trust CO. Liquidity Facility)
3.94%(b)(c)	10/09/07	2,000	2,000,000
Winchester Authority Residential Care Facility IDRB (Westminster-Cantenbury Project) Series 2005B DN (Branch Banking & Trust Co. LOC)
3.88(c)	10/09/07	1,980	1,980,000

			74,677,871

TOTAL MARKET VALUE OF SECURITIES BEFORE AFFILIATED INVESTMENTS — 96.1% (Cost $79,427,871)			79,427,871

See accompanying notes to financial statements.

36	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	Virginia Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Affiliated Investments — 3.5%
Virginia — 3.5%
Virginia Commonwealth University RB Series 2006A DN (AMBAC Insurance, Wachovia Bank N.A. Liquidity Facility)
4.13%(c)	10/01/07	$2,400	$2,400,000
Virginia Resources Authority Clean Water RB P-Float Trust Receipts Series 2000 PA-790 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)
3.99%(b)(c)(d)	10/09/07	505	505,000

TOTAL AFFILIATED INVESTMENTS (Cost $2,905,000)			2,905,000

TOTAL INVESTMENTS IN SECURITIES — 99.6% (Cost $82,332,871(a))			$82,332,871
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%			344,576

NET ASSETS — 100.0%			$82,677,447

(a)	Aggregate cost for federal income tax purposes.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September 30, 2007, the Port-folio held 45.7% of its net assets, with a current market value of $37,810,000, in securities restricted as to resale.

(c)	Rates shown are the rates as of September 30, 2007 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(d)	Security insured by an affiliate.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	37

Schedule of Investments	Money Market Portfolios

KEY TO INVESTMENT ABBREVIATIONS

AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
BAN	Bond Anticipation Note
COP	Certificate of Participation
DN	Demand Note (Variable Rate)
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
GO	General Obligation
HFA	Housing Finance Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Letter of Credit
MB	Municipal Bond
MBIA	Municipal Bond Insurance Assoc.
MERLOTS	Municipal Exempt Receipt-Liquidity Optional Tender
PCRB	Pollution Control Revenue Bond
PUTTERS	Putable Tax-Exempt Receipt
RAN	Revenue Anticipation Note
RB	Revenue Bond
ROC	Reset Option Certificate
SBPA	Stand-by Bond Purchase Agreement
TAN	Tax Anticipation Note
TECP	Tax-Exempt Commercial Paper
TRAN	Tax & Revenue Anticipation Note
XLCA	XL Capital Assurance

See accompanying notes to financial statements.

38	ANNUAL REPORT	SEPTEMBER 30, 2007

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Statements of Assets and Liabilities

As of September 30, 2007	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio
Assets
Investments at value - unaffiliated[1]	$1,722,368,083	$—	$308,612,447	$198,158,212	$67,598,775	$125,782,890	$541,689,606	$79,427,871
Investments at value - affiliated[2]	—	—	2,305,000	22,065,000	—	6,255,000	45,355,000	2,905,000
Repurchase agreements[3]	—	611,132,000	—	—	—	—	—	—
Cash	163	341	8,603	48,979	15,038	74,462	19,344	34,866
Interest receivable	5,507,681	1,545,608	1,986,728	1,279,920	452,686	1,113,525	3,317,682	555,131
Interest receivable - affiliated	480	5	19,898	221,132	—	43,809	637,431	16,249
Investments sold receivable	—	—	—	7,335,000	—	—	—	—
Receivable from advisor	1,732	—	34	—	87	93	308	397
Capital shares sold receivable	1,164,501	11,912	977,471	788,908	200	75,543	615,020	—
Prepaid expenses	32,970	18,805	23,048	9,750	7,989	8,072	10,202	8,121

Total Assets	1,729,075,610	612,708,671	313,933,229	229,906,901	68,074,775	133,353,394	591,644,593	82,947,635

Liabilities
Investments purchased payable	29,880,156	20,000,000	—	—	200,392	1,249,026	—	—
Distributions payable	4,169,957	1,758,037	352,914	511,040	95,825	295,093	1,513,351	221,953
Investment advisory fees payable	400,939	139,408	82,611	46,454	7,939	31,376	162,409	10,997
Capital shares redeemed payable	759,392	77,526	54,587	—	—	—	—	—
Transfer agent fees payable	110,767	12,819	11,867	1,584	577	1,080	3,808	798
Administration fees payable	98,868	40,400	24,752	16,217	4,409	8,644	38,308	5,028
Custodian fees payable	19,702	7,736	6,246	3,905	2,210	3,409	7,547	2,001
Officers’ and trustees’ fees payable	13,450	3,527	2,700	1,557	679	1,289	5,011	680
Distribution fees payable	11,637	—	—	—	—	—	—	—
Other accrued expenses payable	422,902	110,481	84,124	58,351	32,877	38,054	88,441	28,731

Total Liabilities	35,887,770	22,149,934	619,801	639,108	344,908	1,627,971	1,818,875	270,188

Net Assets	$1,693,187,840	$590,558,737	$313,313,428	$229,267,793	$67,729,867	$131,725,423	$589,825,718	$82,677,447

Net Assets Consist of
Capital paid-in	$1,693,196,981	$590,562,725	$313,319,743	$229,263,655	$67,737,454	$131,724,964	$589,877,832	$82,677,879
Undistributed net investment income .	64,239	46,591	8,019	13	—	—	—	52
Accumulated net realized gain (loss) on investment transactions	(73,380)	(50,579)	(14,334)	4,125	(7,587)	459	(52,114)	(484)

Net Assets	$1,693,187,840	$590,558,737	$313,313,428	$229,267,793	$67,729,867	$131,725,423	$589,825,718	$82,677,447

[1]Cost of investments - unaffiliated	$1,722,368,083	$—	$308,612,447	$198,158,212	$67,598,775	$125,782,890	$541,689,606	$79,427,871
[2]Cost of investments - affiliated	—	—	2,305,000	22,065,000	—	6,255,000	45,355,000	2,905,000
[3]Cost of repurchase agreements	—	611,132,000	—	—	—	—	—	—

40	ANNUAL REPORT	SEPTEMBER 30, 2007

As of September 30, 2007	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio
Institutional Class
Net Assets	$745,725,990	$312,979,356	$42,083,161	$156,004,727	$66,246,065	$101,324,629	$500,401,863	$81,189,818
Shares outstanding, unlimited number of shares authorized, $0.001 par value	745,780,676	313,006,483	42,022,769	155,992,981	66,249,234	101,315,519	500,432,652	81,189,914
Net Asset Value	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Service Class
Net Assets	$405,701,440	$245,609,094	$100,454,468	$43,013,182	$1,294,650	$8,199,361	$55,933,529	$1,487,629
Shares outstanding, unlimited number of shares authorized, $0.001 par value	405,708,235	245,663,421	1.00,483,052	43,029,579	1,294,440	8,200,878	55,946,430	1,487,624
Net Asset Value	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Hilliard Lyons Class
Net Assets	$131,719,900	$—	$166,999,448	$—	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	131,714,269	—	167,002,035	—	—	—	—	—
Net Asset Value	$1.00	$—	$1.00	$—	$—	$—	$—	$—
Investor A Class
Net Assets	$393,399,480	$31,970,287	$3,776,351	$30,249,884	$189,152	$22,201,433	$33,490,326	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	393,407,403	31,958,484	3,776,073	30,242,214	189,169	22,207,520	33,494,181	—
Net Asset Value	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$—
Investor B Class
Net Assets	$11,531,695	$—	$—	$—	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	11,530,198	—	—	—	—	—	—	—
Net Asset Value	$1.00	$—	$—	$—	$—	$—	$—	$—
Investor C Class
Net Assets	$5,109,335	$—	$—	$—	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	5,109,439	—	—	—	—	—	—	—
Net Asset Value	$1.00	$—	$—	$—	$—	$—	$—	$—
See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	41

Statements of Operations

	Money Market	U.S. Treasury Money Market	Municipal Money Market
For the Year Ended September 30, 2007	Portfolio	Portfolio	Portfolio
Investment Income
Interest	$86,717,595	$22,950,517	$12,089,981
Interest from affiliates (Note C)	15,768	152	106,939

Total investment income	86,733,363	22,950,669	12,196,920

Expenses
Investment advisory fee	6,918,322	1,994,191	1,473,688
Shareholder servicing fees - class specific	2,460,498	643,463	664,795
Administration fee	1,032,519	331,548	245,614
Transfer agent fee - class specific	548,805	18,709	43,632
Administration fee - class specific	389,117	110,789	81,872
Printing fee	357,128	47,115	38,405
Distribution fees - class specific	138,278	—	—
Legal and audit fees	109,064	44,717	62,100
Custodian fee	108,318	38,467	39,879
Officers’ and trustees’ fees	105,053	28,954	21,711
Registration fees and expenses	85,499	50,086	58,377
Other	50,615	27,387	21,072

Total expenses	12,303,216	3,335,426	2,751,145
Less investment advisory fees waived	(2,027,489)	(745,987)	(583,577)
Less administration fees waived - class specific	(155,974)	(46,451)	(29,984)
Less transfer agent fee waived - class specific	(13,261)	(1,794)	(668)
Less transfer agent fee reimbursed - class specific	(66,663)	(5,547)	(1,961)
Less shareholder servicing fees waived - class specific	(45,994)	—	(382,986)
Less fees paid indirectly (Note C)	(1,680)	(17)	(5)

Net expenses	9,992,155	2,535,630	1,751,964

Net investment income	76,741,208	20,415,039	10,444,956

Realized Gain (Loss)
Net realized gain (loss) from:
Investment transactions	(2,848)	—	(15,079)
Affiliated transactions	—	—	745

	(2,848)	—	(14,334)

Net increase in net assets resulting from operations	$76,738,360	$20,415,039	$10,430,622

See accompanying notes to financial statements.

42	ANNUAL REPORT	SEPTEMBER 30, 2007

Statements of Operations (concluded)

New Jersey Municipal Money Market Portfolio	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio
$5,753,713	$2,776,758	$5,459,785	$20,115,773	$2,713,136
818,037	27	320,066	1,707,451	123,164

6,571,750	2,776,785	5,779,851	21,823,224	2,836,300

809,685	341,228	694,475	2,644,044	347,901
185,016	3,183	72,360	220,196	1,512
134,948	56,871	115,746	431,918	57,983
7,298	5,440	6,519	28,198	9,444
44,983	18,957	38,573	145,605	19,328
12,422	5,367	11,658	39,013	8,108
—	—	—	—	—
43,445	49,194	30,291	57,888	33,494
25,212	11,610	25,535	49,563	11,284
11,012	5,046	10,438	38,373	4,813
16,284	15,383	13,129	19,628	17,129
17,470	8,130	12,131	30,271	7,066

1,307,775	520,409	1,030,855	3,704,697	518,062
(369,672)	(265,347)	(311,470)	(842,878)	(255,858)
(26,502)	(18,667)	(31,337)	(123,890)	(19,183)
(1,033)	(779)	(1,361)	(5,185)	(816)
(2,998)	(4,256)	(4,188)	(19,711)	(8,579)
—	—	—	—	—
(3)	(2)	(2)	(8)	(1)

907,567	231,358	682,497	2,713,025	233,625

5,664,183	2,545,427	5,097,354	19,110,199	2,602,675

7,366	38	28,703	(28,946)	(484)
—	—	—	—	—

7,366	38	28,703	(28,946)	(484)

$5,671,549	$2,545,465	$5,126,057	$19,081,253	$2,602,191

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	43

Statements of Changes in Net Assets

	Money Market Portfolio		U.S. Treasury Money Market Portfolio		Municipal Money Market Portfolio
	For the Year Ended		For the Year Ended		For the Year Ended
	September 30,		September 30,		September 30,
Increase (Decrease) in Net Assets:	2007	2006	2007	2006	2007	2006
Operations
Net investment income	$76,741,208	$62,489,092	$20,415,039	$18,282,111	$10,444,956	$8,768,733
Net realized gain (loss) on investments	(2,848)	126,368	—	—	(14,334)	35,816

Net increase in net assets resulting from operations	76,738,360	62,615,460	20,415,039	18,282,111	10,430,622	8,804,549

Dividends to Shareholders from
Net investment income:
Institutional Class	(30,926,483)	(23,658,010)	(8,825,939)	(7,765,532)	(2,027,791)	(1,816,786)
Service Class	(20,365,498)	(16,769,752)	(10,219,151)	(9,336,258)	(3,260,720)	(3,056,139)
Hilliard Lyons Class	(6,327,437)	(4,859,390)	—	—	(5,026,924)	(3,797,997)
Investor A Class	(18,353,476)	(16,411,709)	(1,369,949)	(1,180,321)	(129,599)	(97,733)
Investor B Class	(570,502)	(631,120)	—	—	—	—
Investor C Class	(197,812)	(159,111)	—	—	—	—

Total dividends from net investment income	(76,741,208)	(62,489,092)	(20,415,039)	(18,282,111)	(10,445,034)	(8,768,655)

Capital Share Transactions
Net increase (decrease) in net assets resulting from capital share transactions	127,891,591	5,435,137	103,487,944	32,988,490	(23,588,224)	36,588,956

Net Assets
Total increase (decrease) in net assets	127,888,743	5,561,505	103,487,944	32,988,490	(23,602,636)	36,624,850
Beginning of year	1,565,299,097	1,559,737,592	487,070,793	454,082,303	336,916,064	300,291,214

End of year	$1,693,187,840	$1,565,299,097	$590,558,737	487,070,793	$313,313,428	$336,916,064

End of year undistributed net investment income	$64,239	$64,239	$46,591 $	46,591	$8,019	$78

See accompanying notes to financial statements.

44	ANNUAL REPORT	SEPTEMBER 30, 2007

Statements of Changes in Net Assets (concluded)

New Jersey Municipal Money Market Portfolio		North Carolina Municipal Money Market Portfolio		Ohio Municipal Money Market Portfolio		Pennsylvania Municipal Money Market Portfolio		Virginia Municipal Money Market Portfolio
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
September 30,		September 30,		September 30,		September 30,		September 30,
2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
$5,664,183	$4,691,831	$2,545,427	$1,985,590	$5,097,354	$4,332,294	$19,110,199	$15,686,567	$2,602,675	$1,254,786
7,366	4,217	38	—	28,703	—	(28,946)	10,676	(484)	1,167

5,671,549	4,696,048	2,545,465	1,985,590	5,126,057	4,332,294	19,081,253	15,697,243	2,602,191	1,255,953

(3,456,093)	(2,693,505)	(2,506,251)	(1,957,714)	(4,205,016)	(3,369,405)	(16,495,727)	(13,372,887)	(2,583,685)	(1,253,734)
(1,493,271)	(1,557,903)	(30,289)	(19,019)	(190,290)	(246,438)	(1,573,883)	(1,243,209)	(18,990)	(1,052)
—	—	—	—	—	—	—	—	—	—
(714,819)	(440,423)	(8,895)	(8,849)	(702,048)	(716,451)	(1,040,589)	(1,070,471)	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

(5,664,183)	(4,691,831)	(2,545,435)	(1,985,582)	(5,097,354)	(4,332,294)	(19,110,199)	(15,686,567)	(2,602,675)	(1,254,786)

55,470,254	24,636,212	5,671,615	(1,203,968)	(25,233,037)	37,115,554	52,198,539	970,634	11,160,010	47,347,514

55,477,620	24,640,429	5,671,645	(1,203,960)	(25,204,334)	37,115,554	52,169,593	981,310	11,159,526	47,348,681
173,790,173	149,149,744	62,058,222	63,262,182	156,929,757	119,814,203	537,656,125	536,674,815	71,517,921	24,169,240

$229,267,793	$173,790,173	$67,729,867	$62,058,222	$131,725,423	$156,929,757	$589,825,718	$537,656,125	$82,677,447	$71,517,921

$13	$—	$—	$8	$—	$—	$—	$—	$52	$—

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	45

Financial Highlights For a Share Outstanding Throughout Each Period	Money Market Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0498	0.0436	0.0233	0.0083	0.0103	0.0469	0.0407	0.0203	0.0054	0.0073
Dividends from net investment income	(0.0498)	(0.0436)	(0.0233)	(0.0083)	(0.0103)	(0.0469)	(0.0407)	(0.0203)	(0.0054)	(0.0073)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	5.10%	4.44%	2.36%	0.84%	1.04%	4.80%	4.14%	2.05%	0.54%	0.74%
Ratios/Supplemental Data
Net assets, end of year (000)	$745,726	$568,058	$574,473	$593,380	$2,006,202	$405,701	$448,015	$411,831	$374,441	$431,854
Ratio of net expenses to average net assets	0.42%	0.42%	0.42%	0.42%	0.42%	0.71%	0.71%	0.72%	0.71%	0.72%
Ratio of total expenses to average net assets (excluding waivers)	0.58%	0.63%	0.71%	0.63%	0.62%	0.84%	0.89%	0.96%	0.93%	0.94%
Ratio of net investment income to average net assets	4.99%	4.36%	2.30%	0.78%	1.04%	4.69%	4.09%	2.02%	0.54%	0.74%
Ratio of net investment income to average net assets (excluding waivers)	4.83%	4.15%	2.01%	0.57%	0.84%	4.56%	3.91%	1.78%	0.32%	0.53%

	Hilliard Lyons Class					Investor A Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0471	0.0406	0.0198	0.0043	0.0056	0.0461	0.0399	0.0199	0.0044	0.0056
Dividends from net investment income	(0.0471)	(0.0406)	(0.0198)	(0.0043)	(0.0056)	(0.0461)	(0.0399)	(0.0199)	(0.0044)	(0.0056)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	4.81%	4.13%	2.00%	0.43%	0.57%	4.71%	4.07%	2.01%	0.44%	0.57%
Ratios/Supplemental Data
Net assets, end of year (000)	$131,720	$121,243	$116,066	$116,254	$148,277	$393,399	$399,656	$433,609	$362,495	$451,676
Ratio of net expenses to average net assets	0.70%	0.72%	0.77%	0.82%	0.89%	0.79%	0.79%	0.76%	0.82%	0.89%
Ratio of total expenses to average net assets (excluding waivers)	0.82%	0.98%	1.07%	1.13%	1.10%	0.92%	1.05%	1.06%	1.13%	1.11%
Ratio of net investment income to average net assets	4.70%	4.06%	1.98%	0.42%	0.56%	4.61%	3.98%	2.04%	0.43%	0.57%
Ratio of net investment income to average net assets (excluding waivers)	4.58%	3.80%	1.68%	0.11%	0.34%	4.48%	3.72%	1.74%	0.12%	0.36%

See accompanying notes to financial statements.

46	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Money Market Portfolio

	Investor B Class					Investor C Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0418	0.0354	0.0151	0.0015	0.0014	0.0417	0.0354	0.0151	0.0014	0.0014
Dividends from net investment income	(0.0418)	(0.0354)	(0.0151)	(0.0015)	(0.0014)	(0.0417)	(0.0354)	(0.0151)	(0.0014)	(0.0014)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	4.27%	3.60%	1.52%	0.15%	0.14%	4.25%	3.60%	1.52%	0.15%	0.14%
Ratios/Supplemental Data
Net assets, end of year (000)	$11,532	$19,462	$18,716	$8,924	$13,490	$5,109	$8,866	$5,043	$884	$2,197
Ratio of net expenses to average net assets	1.22%	1.24%	1.24%	1.10%	1.34%	1.24%	1.24%	1.24%	1.10%	1.35%
Ratio of total expenses to average net assets (excluding waivers)	1.83%	1.83%	1.74%	1.79%	1.86%	1.79%	1.78%	1.73%	1.79%	1.86%
Ratio of net investment income to average net assets	4.18%	3.54%	1.66%	0.14%	0.15%	4.16%	3.59%	1.79%	0.14%	0.15%
Ratio of net investment income (loss) to average net assets (excluding waivers)	3.57%	2.95%	1.16%	(0.55)%	(0.37)%	3.61%	3.05%	1.30%	(0.56)%	(0.35)%

[1]	Audited by other auditors.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	47

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	U.S. Treasury Money Market Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0478	0.0422	0.0221	0.0072	0.0091	0.0450	0.0393	0.0190	0.0042	0.0061
Dividends from net investment income	(0.0478)	(0.0422)	(0.0221)	(0.0072)	(0.0091)	(0.0450)	(0.0393)	(0.0190)	(0.0042)	(0.0061)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	4.89%	4.30%	2.23%	0.72%	0.92%	4.60%	4.00%	1.93%	0.42%	0.62%
Ratios/Supplemental Data
Net assets, end of year (000)	$312,979	$211,960	$164,905	$176,136	$379,240	$245,609	$246,517	$257,187	$219,788	$250,314
Ratio of net expenses to average net assets	0.41%	0.41%	0.41%	0.41%	0.41%	0.69%	0.70%	0.71%	0.71%	0.71%
Ratio of total expenses to average net assets (excluding waivers)	0.61%	0.65%	0.73%	0.70%	0.70%	0.86%	0.90%	0.98%	0.99%	1.00%
Ratio of net investment income to average net assets	4.75%	4.26%	2.18%	0.68%	0.93%	4.50%	3.94%	1.99%	0.41%	0.61%
Ratio of net investment income to average net assets (excluding waivers)	4.55%	4.02%	1.86%	0.39%	0.64%	4.33%	3.74%	1.72%	0.13%	0.32%

	Investor A Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0450	0.0388	0.0186	0.0031	0.0044
Dividends from net investment income	(0.0450)	(0.0388)	(0.0186)	(0.0031)	(0.0044)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	4.59%	3.95%	1.88%	0.31%	0.44%
Ratios/Supplemental Data
Net assets, end of year (000)	$31,970	$28,593	$31,990	$41,283	$49,906
Ratio of net expenses to average net assets	0.70%	0.75%	0.75%	0.82%	0.88%
Ratio of total expenses to average net assets (excluding waivers)	0.86%	1.04%	1.07%	1.19%	1.17%
Ratio of net investment income to average net assets	4.49%	3.86%	1.83%	0.31%	0.47%
Ratio of net investment income (loss) to average net assets (excluding waivers)	4.33%	3.57%	1.51%	(0.06)%	0.17%

See accompanying notes to financial statements.

48	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Municipal Money Market Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0331	0.0289	0.0172	0.0073	0.0092	0.0301	0.0260	0.0143	0.0043	0.0062
Dividends from net investment income	(0.0331)	(0.0289)	(0.0172)	(0.0073)	(0.0092)	(0.0301)	(0.0260)	(0.0143)	(0.0043)	(0.0062)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	3.36%	2.93%	1.74%	0.73%	0.92%	3.05%	2.63%	1.44%	0.43%	0.62%
Ratios/Supplemental Data
Net assets, end of year (000)	$42,083	$61,154	$75,789	126,534	$437,613	$100,454	$132,523	$93,844	$70,344	$88,769
Ratio of net expenses to average net assets	0.42%	0.42%	0.42%	0.42%	0.42%	0.72%	0.71%	0.72%	0.72%	0.72%
Ratio of total expenses to average net assets (excluding waivers)	0.63%	0.67%	0.74%	0.71%	0.71%	0.91%	0.91%	0.99%	1.00%	1.01%
Ratio of net investment income to average net assets	3.29%	2.88%	1.69%	0.69%	0.92%	3.00%	2.64%	1.45%	0.42%	0.63%
Ratio of net investment income to average net assets (excluding waivers)	3.08%	2.63%	1.37%	0.41%	0.64%	2.81%	2.44%	1.18%	0.14%	0.34%

	Hilliard Lyons Class					Investor A Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0328	0.0284	0.0163	0.0056	0.0070	0.0302	0.0258	0.0136	0.0042	0.0048
Dividends from net investment income	(0.0328)	(0.0284)	(0.0163)	(0.0056)	(0.0070)	(0.0302)	(0.0258)	(0.0136)	(0.0042)	(0.0048)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	3.33%	2.87%	1.64%	0.57%	0.70%	3.06%	2.61%	1.37%	0.43%	0.49%
Ratios/Supplemental Data
Net assets, end of year (000)	$166,999	$140,409	$126,397	$127,151	$143,305	$3,776	$2,830	$4,262	$7,322	$9,019
Ratio of net expenses to average net assets	0.45%	0.47%	0.52%	0.59%	0.64%	0.71%	0.73%	0.79%	0.72%	0.85%
Ratio of total expenses to average net assets (excluding waivers)	0.88%	1.02%	1.09%	1.13%	0.93%	0.89%	1.03%	1.11%	1.19%	1.18%
Ratio of net investment income to average net assets	3.28%	2.84%	1.62%	0.56%	0.70%	3.01%	2.53%	1.29%	0.42%	0.47%
Ratio of net investment income to average net assets (excluding waivers)	2.85%	2.29%	1.05%	0.02%	0.41%	2.83%	2.23%	0.97%	(0.05)%	0.15%

[1]	Audited by other auditors.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	49

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	New Jersey Municipal Money Market Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0326	0.0285	0.0175	0.0074	0.0089	0.0298	0.0256	0.0145	0.0044	0.0059
Dividends from net investment income	(0.0326)	(0.0285)	(0.0175)	(0.0074)	(0.0089)	(0.0298)	(0.0256)	(0.0145)	(0.0044)	(0.0059)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	3.31%	2.89%	1.76%	0.74%	0.89%	3.03%	2.60%	1.46%	0.44%	0.59%
Ratios/Supplemental Data
Net assets, end of year (000)	$156,005	$99,173	$74,329	$80,530	$77,267	$43,013	$56,955	$59,794	$59,899	$64,313
Ratio of net expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.39%	0.67%	0.68%	0.69%	0.69%	0.69%
Ratio of total expenses to average net assets (excluding waivers)	0.62%	0.66%	0.74%	0.72%	0.72%	0.88%	0.92%	0.99%	1.01%	1.02%
Ratio of net investment income to average net assets	3.26%	2.88%	1.73%	0.74%	0.89%	2.98%	2.57%	1.45%	0.44%	0.59%
Ratio of net investment income to average net assets (excluding waivers)	3.03%	2.61%	1.38%	0.40%	0.56%	2.77%	2.33%	1.15%	0.12%	0.26%

	Investor A Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0298	0.0255	0.0138	0.0044	0.0045
Dividends from net investment income	(0.0298)	(0.0255)	(0.0138)	(0.0044)	(0.0045)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	3.03%	2.58%	1.39%	0.44%	0.45%
Ratios/Supplemental Data
Net assets, end of year (000)	$30,250	$17,662	$15,027	$12,821	$17,783
Ratio of net expenses to average net assets	0.67%	0.69%	0.75%	0.69%	0.82%
Ratio of total expenses to average net assets (excluding waivers)	0.87%	1.02%	1.11%	1.21%	1.19%
Ratio of net investment income to average net assets	2.99%	2.56%	1.40%	0.43%	0.44%
Ratio of net investment income (loss) to average net assets (excluding waivers)	2.79%	2.23%	1.04%	(0.09)%	0.07%

See accompanying notes to financial statements.

50	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	North Carolina Municipal Money Market Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0336	0.0299	0.0185	0.0084	0.0097	0.0307	0.0270	0.0155	0.0054	0.0067
Dividends from net investment income	(0.0336)	(0.0299)	(0.0185)	(0.0084)	(0.0097)	(0.0307)	(0.0270)	(0.0155)	(0.0054)	(0.0067)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	3.42%	3.04%	1.87%	0.85%	0.97%	3.12%	2.73%	1.56%	0.54%	0.67%
Ratios/Supplemental Data
Net assets, end of year (000)	$66,246	$61,086	$56,017	$58,168	$162,465	$1,295	$656	$6,923	$160	$227
Ratio of net expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%	0.58%	0.60%	0.60%	0.60%	0.60%
Ratio of total expenses to average net assets (excluding waivers)	0.68%	0.70%	0.80%	0.74%	0.74%	0.94%	0.98%	1.07%	1.03%	1.04%
Ratio of net investment income to average net assets	3.36%	3.00%	1.84%	0.84%	0.96%	3.10%	2.61%	1.69%	0.55%	0.63%
Ratio of net investment income to average net assets (excluding waivers)	2.98%	2.60%	1.34%	0.40%	0.53%	2.74%	2.23%	1.22%	0.11%	0.20%

	Investor A Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0298	0.0264	0.0151	0.0054	0.0053
Dividends from net investment income	(0.0298)	(0.0264)	(0.0151)	(0.0054)	(0.0053)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	3.03%	2.67%	1.52%	0.55%	0.53%
Ratios/Supplemental Data
Net assets, end of year (000)	$189	$316	$321	$319	$338
Ratio of net expenses to average net assets	0.67%	0.66%	0.64%	0.60%	0.74%
Ratio of total expenses to average net assets (excluding waivers)	1.02%	1.10%	1.15%	1.23%	1.21%
Ratio of net investment income to average net assets	2.98%	2.64%	1.51%	0.54%	0.53%
Ratio of net investment income (loss) to average net assets (excluding waivers)	2.63%	2.20%	1.00%	(0.09)%	0.06%

[1]	Audited by other auditors.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	51

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Ohio Municipal Money Market Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0336	0.0297	0.0182	0.0087	0.0105	0.0308	0.0268	0.0152	0.0057	0.0075
Dividends from net investment income	(0.0336)	(0.0297)	(0.0182)	(0.0087)	(0.0105)	(0.0308)	(0.0268)	(0.0152)	(0.0057)	(0.0075)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	3.41%	3.01%	1.83%	0.87%	1.06%	3.13%	2.72%	1.53%	0.57%	0.75%
Ratios/Supplemental Data
Net assets, end of year (000)	$101,325	$131,016	$88,697	$122,030	$94,936	$8,199	$5,647	$10,224	$15,311	$13,061
Ratio of net expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.39%	0.67%	0.68%	0.69%	0.69%	0.69%
Ratio of total expenses to average net assets (excluding waivers)	0.62%	0.67%	0.73%	0.72%	0.72%	0.87%	0.92%	0.98%	1.01%	1.03%
Ratio of net investment income to average net assets	3.35%	2.99%	1.79%	0.87%	1.05%	3.09%	2.65%	1.50%	0.56%	0.75%
Ratio of net investment income to average net assets (excluding waivers)	3.12%	2.71%	1.45%	0.54%	0.71%	2.89%	2.41%	1.21%	0.24%	0.41%

	Investor A Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0308	0.0267	0.0150	0.0046	0.0058
Dividends from net investment income	(0.0308)	(0.0267)	(0.0150)	(0.0046)	(0.0058)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	3.13%	2.70%	1.51%	0.46%	0.58%
Ratios/Supplemental Data
Net assets, end of year (000)	$22,201	$20,267	$20,893	$32,171	$26,154
Ratio of net expenses to average net assets	0.67%	0.69%	0.71%	0.80%	0.86%
Ratio of total expenses to average net assets (excluding waivers)	0.87%	1.01%	1.06%	1.20%	1.19%
Ratio of net investment income to average net assets	3.08%	2.67%	1.47%	0.46%	0.59%
Ratio of net investment income to average net assets (excluding waivers)	2.88%	2.35%	1.12%	0.06%	0.25%

See accompanying notes to financial statements.

52	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Pennsylvania Municipal Money Market Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0329	0.0290	0.0178	0.0073	0.0093	0.0301	0.0261	0.0148	0.0043	0.0063
Dividends from net investment income	(0.0329)	(0.0290)	(0.0178)	(0.0073)	(0.0093)	(0.0301)	(0.0261)	(0.0148)	(0.0043)	(0.0063)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	3.34%	2.94%	1.79%	0.73%	0.93%	3.06%	2.65%	1.49%	0.43%	0.63%
Ratios/Supplemental Data
Net assets, end of year (000)	$500,402	$464,708	$430,376	$426,130	$416,412	$55,934	$44,406	$34,219	$32,866	$44,164
Ratio of net expenses to average net assets	0.42%	0.42%	0.42%	0.42%	0.42%	0.70%	0.71%	0.72%	0.72%	0.72%
Ratio of total expenses to average net assets (excluding waivers)	0.59%	0.64%	0.72%	0.71%	0.71%	0.84%	0.89%	0.97%	0.99%	1.01%
Ratio of net investment income to average net assets	3.29%	2.92%	1.78%	0.73%	0.93%	3.01%	2.63%	1.47%	0.43%	0.64%
Ratio of net investment income to average net assets (excluding waivers)	3.12%	2.70%	1.48%	0.44%	0.64%	2.87%	2.45%	1.22%	0.15%	0.35%

	Investor A Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0300	0.0259	0.0155	0.0045	0.0049
Dividends from net investment income	(0.0300)	(0.0259)	(0.0155)	(0.0045)	(0.0049)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	3.05%	2.62%	1.56%	0.45%	0.49%
Ratios/Supplemental Data
Net assets, end of year (000)	$33,490	$28,542	$72,079	$29,647	$33,726
Ratio of net expenses to average net assets	0.71%	0.73%	0.65%	0.70%	0.87%
Ratio of total expenses to average net assets (excluding waivers)	0.85%	1.01%	0.96%	1.17%	1.18%
Ratio of net investment income to average net assets	3.00%	2.49%	1.64%	0.44%	0.51%
Ratio of net investment income (loss) to average net assets (excluding waivers)	2.86%	2.21%	1.33%	(0.03)%	0.19%

[1]	Audited by other auditors.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	53

Financial Highlights (concluded) For a Share Outstanding Throughout Each Period	Virginia Municipal Money Market Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,				For the Year Ended September 30,
	2007	2006	2005	2004	2003[2]	2007	4/24/06 [1]- 9/30/06[3]	05/13/05[1]- 06/27/05[4]	10/01/03 - 10/07/03[2,5]	2003[2]
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0336	0.0295	0.0181	0.0082	0.0094	0.0307	0.0104	0.0023	0.0001	0.0084
Dividends from net investment income	(0.0336)	(0.0295)	(0.0181)	(0.0082)	(0.0094)	(0.0307)	(0.0104)	(0.0023)	(0.0001)	(0.0084)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Total return	3.42%	2.99%	1.83%	0.82%	0.95%	3.11%	1.05%[6]	0.23%[6]	0.01%[6]	0.85%
Ratios/Supplemental Data
Net assets, end of year (000)	$81,190	$71,518	$24,169	$17,857	$21,963	$1,488	$— [7]	$— [4]	$— [5]	$41,011
Ratio of net expenses to average net assets	0.30%	0.29%	0.30%	0.30%	0.30%	0.58%	0.58%[8]	0.60%[8]	0.40%[8]	0.40%
Ratio of total expenses to average net assets (excluding waivers)	0.67%	0.75%	0.92%	0.89%	0.75%	0.91%	1.09%[8]	1.18%[8]	1.06%[8]	1.05%
Ratio of net investment income to average net assets	3.37%	3.03%	1.84%	0.83%	0.93%	3.14%	3.11%[8]	1.96%[8]	0.71%[8]	0.85%
Ratio of net investment income to average net assets (excluding waivers)	3.00%	2.57%	1.22%	0.23%	0.48%	2.81%	2.60%[8]	1.38%[8]	0.04%[8]	0.19%

[1]	Reissuance of shares.
[2]	Audited by other auditors.
[3]	There were no Service shares outstanding during the period May 3, 2006 to June 1, 2006.
[4]	There were no Service shares outstanding as of September 30, 2005.
[5]	There were no Service shares outstanding as of September 30, 2004.
[6]	Not annualized.
[7]	Net assets end of period are less than $500.
[8]	Annualized.

See accompanying notes to financial statements.

54	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements

(A) Organization

BlackRock FundsSM (the “Fund”) was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As part of a reorganization that occurred on June 8, 2007, certain Portfolios of the Fund were merged into BlackRock Funds II. As of September 30, 2007, the Fund had 26 registered portfolios and 8 of which, BlackRock Money Market Portfolio (“Money Market”), BlackRock U.S. Treasury Money Market Portfolio (“U.S. Treasury”), BlackRock Municipal Money Market Portfolio (“Municipal”), BlackRock New Jersey Municipal Money Market Portfolio (“New Jersey Municipal”), BlackRock North Carolina Municipal Money Market Portfolio (“North Carolina Municipal”), BlackRock Ohio Municipal Money Market Portfolio (“Ohio Municipal”), BlackRock Pennsylvania Municipal Money Market Portfolio (“Pennsylvania Municipal”) and BlackRock Virginia Municipal Money Market Portfolio (“Virginia Municipal”), are included in these financial statements (the “Portfolios”). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as thirteen classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation — Portfolio securities are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. Regular review and monitoring of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. The Fund seeks to maintain the net asset value per share of each Portfolio at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolios’ financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolios’ financial statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and realized gains and losses thereon are determined by use of the specific identification method, generally first-in first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis.

Repurchase Agreements — Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by each Portfolios’ custodian or an authorized securities depository.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of the Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (“BlackRock”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment advisor to the Portfolios. BlackRock Institutional

ANNUAL REPORT	SEPTEMBER 30, 2007	55

Notes to Financial Statements (continued)

Management Corporation (“BIMC”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as sub-advisor for all of the Portfolios. Merrill Lynch & Co., Inc.(“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each Portfolio’s average daily net assets: 0.45% of the first $1 billion, 0.40% of the next $1 billion, 0.375% of the next $1 billion and 0.35% of net assets in excess of $3 billion.

BlackRock pays BIMC fees for its sub-advisory services.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Shares of each class of each Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Pursuant to written agreements, certain affiliates provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2007, the Portfolios paid the following fees in return for these services:

Money Market	$48,182
U.S. Treasury	26
Municipal	21,295
New Jersey Municipal	2
Pennsylvania Municipal	126

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million of net assets of each Portfolio, 0.065% of the next $500 million and 0.055% in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

Pursuant to the Fund’s Plan, the Fund may pay BlackRock Distributors, Inc. (“BDI”), a direct subsidiary of PFPC, and/or BlackRock or any other affiliate of PNC and Merrill Lynch, fees for distribution and sales support services. Currently, only Investor B, B1, B2, C, C1, C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Service, Hilliard Lyons Shares, Investor A, A1, B, B1, B2, C, C1, C2 and R Shares bear the expense of service fees under the Plan.

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

56	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Class-Specific Fee Arrangement

Portfolio	Share Classes
	Institutional		Service		Hilliard Lyons		Investor A		Investor B		Investor C
	Contractual Fees	Actual Fees (3)	Contractual Fees (1)	Actual Fees (3)	Contractual Fees (1)	Actual Fees (3)	Contractual Fees (1)	Actual Fees (3)	Contractual Fees (2)	Actual Fees (3)	Contractual Fees (2)	Actual Fees (3)

Money Market	None	None	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	1.00%	0.75%	1.00%	0.75%
U.S. Treasury	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
Municipal	None	None	0.25%	0.25%	0.25%	None	0.25%	0.25%	1.00%	N/A	1.00%	N/A
New Jersey Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
North Carolina Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
Ohio Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
Pennsylvania Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
Virginia Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	N/A	1.00%	N/A	1.00%	N/A

(1)	— the maximum annual contractual fees are comprised of a 0.25% service fee.
(2)	— the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.
(3)	— the actual fees are for the year ended September 30, 2007.

For the year ended September 30, 2007, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Money Market	$911,376
U.S. Treasury	73,304
Municipal	11,253
New Jersey Municipal	69,057
North Carolina Municipal	532
Ohio Municipal	61,828
Pennsylvania Municipal	93,441
Virginia Municipal	53

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the year ended September 30, 2007, the following amounts have been accrued by the Portfolios to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Call Center	Share Classes
	Institutional	Service	Hilliard Lyons	Investor A	Investor B	Investor C	Total
Money Market	$7,654	$9,472	$2,604	$62,362	$5,309	$1,228	$88,629
U.S. Treasury	1,794	4,812	—	914	—	—	7,520
Municipal	663	2,283	2,966	130	—	—	6,042
New Jersey Municipal	1,033	1,092	—	546	—	—	2,671
North Carolina Municipal	778	2	—	21	—	—	801
Ohio Municipal	1,361	105	—	453	—	—	1,919
Pennsylvania Municipal	5,185	906	—	646	—	—	6,737
Virginia Municipal	809	26	—	—	—	—	835

For the year ended September 30, 2007, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

Administration Fees	Share Classes
	Institutional	Service	Hilliard Lyons	Investor A	Investor B	Investor C	Total
Money Market	$143,027	$108,417	$33,606	$99,458	$3,418	$1,191	$389,117
U.S. Treasury	46,451	56,719	—	7,619	—	—	110,789
Municipal	15,394	27,105	38,298	1,075	—	—	81,872
New Jersey Municipal	26,482	12,528	—	5,973	—	—	44,983
North Carolina Municipal	18,639	243	—	75	—	—	18,957
Ohio Municipal	31,337	1,541	—	5,695	—	—	38,573
Pennsylvania Municipal	123,890	13,056	—	8,659	—	—	145,605
Virginia Municipal	19,178	150	—	—	—	—	19,328

ANNUAL REPORT	SEPTEMBER 30, 2007	57

Notes to Financial Statements (continued)

Administration Fees Waived	Share Classes				Total
	Institutional	Service	Investor B	Investor C
Money Market	$143,026	$8,868	$2,889	$1,191	$155,974
U.S. Treasury	46,451	—	—	—	46,451
Municipal	15,393	14,591	—	—	29,984
New Jersey Municipal	26,482	20	—	—	26,502
North Carolina Municipal	18,639	28	—	—	18,667
Ohio Municipal	31,337	—	—	—	31,337
Pennsylvania Municipal	123,890	—	—	—	123,890
Virginia Municipal	19,177	6	—	—	19,183

Transfer Agent Fees	Share Classes						Total
	Institutional	Service	Hilliard Lyons	Investor A	Investor B	Investor C
Money Market	$44,595	$73,280	$3,593	$382,141	$35,203	$9,993	$548,805
U.S. Treasury	7,344	8,088	—	3,277	—	—	18,709
Municipal	2,571	36,355	4,156	550	—	—	43,632
New Jersey Municipal	4,032	2,245	—	1,021	—	—	7,298
North Carolina Municipal	5,030	113	—	297	—	—	5,440
Ohio Municipal	5,551	210	—	758	—	—	6,519
Pennsylvania Municipal	24,899	1,681	—	1,618	—	—	28,198
Virginia Municipal	9,355	89	—	—	—	—	9,444

Transfer Agent Fees Waived	Share Classes				Total
	Institutional	Service	Investor B	Investor C
Money Market	$7,654	$—	$4,379	$1,228	$13,261
U.S. Treasury	1,794	—	—	—	1,794
Municipal	663	5	—	—	668
New Jersey Municipal	1,033	—	—	—	1,033
North Carolina Municipal	777	2	—	—	779
Ohio Municipal	1,361	—	—	—	1,361
Pennsylvania Municipal	5,185	—	—	—	5,185
Virginia Municipal	809	7	—	—	816

Transfer Agent Fees Reimbursed	Share Classes				Total
	Institutional	Service	Investor B	Investor C
Money Market	$36,886	$—	$24,237	$5,540	$66,663
U.S. Treasury	5,547	—	—	—	5,547
Municipal	1,907	54	—	—	1,961
New Jersey Municipal	2,998	—	—	—	2,998
North Carolina Municipal	4,252	4	—	—	4,256
Ohio Municipal	4,188	—	—	—	4,188
Pennsylvania Municipal	19,711	—	—	—	19,711
Virginia Municipal	8,544	35	—	—	8,579

Shareholder Servicing Fees	Share Classes					Total
	Service	Hilliard Lyons	Investor A	Investor B	Investor C
Money Market	$1,084,571	$336,066	$993,867	$34,119	$11,875	$2,460,498
U.S. Treasury	567,267	—	76,196	—	—	643,463
Municipal	271,054	382,986	10,755	—	—	664,795
New Jersey Municipal	125,282	—	59,734	—	—	185,016
North Carolina Municipal	2,438	—	745	—	—	3,183
Ohio Municipal	15,412	—	56,948	—	—	72,360
Pennsylvania Municipal	130,565	—	89,631	—	—	220,196
Virginia Municipal	1,512	—	—	—	—	1,512

Shareholder Servicing Fees Waived	Share Classes			Total
	Hilliard Lyons	Investor B	Investor C
Money Market	$—	$34,119	$11,875	$45,994
Municipal	382,986	—	—	382,986

58	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Distribution Fees	Share Classes
	Investor B	Investor C	Total
Money Market	$102,549	$35,729	$138,278

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board. The current expense limitation as a percentage of net assets are as follows:

	Share Classes
	Institutional	Service	Hilliard Lyons	Investor A	Investor B	Investor C
Money Market	0.42%	0.72%	0.91%	0.89%	1.49%	1.49%
U.S. Treasury	0.41%	0.71%	N/A	0.88%	1.48%[1]	1.48%[1]
Municipal	0.42%	0.72%	0.66%	0.89%	1.49%[1]	1.49%[1]
New Jersey Municipal	0.39%	0.69%	N/A	0.96%	1.46%[1]	1.46%[1]
North Carolina Municipal	0.30%	0.60%	N/A	0.87%	1.37%[1]	1.37%[1]
Ohio Municipal	0.39%	0.69%	N/A	0.96%	1.46%[1]	1.46%[1]
Pennsylvania Municipal	0.42%	0.72%	N/A	0.99%	1.49%[1]	1.49%[1]
Virginia Municipal	0.30%	0.60%	N/A	0.87%[1]	1.37%[1]	1.37%[1]

[1]	There were no shares outstanding as of September 30, 2007.

If operating expenses within two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

At September 30, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31, 2008	Expiring January 31, 2009	Expiring January 31, 2010	Total waivers subject to reimbursement
Money Market	$—	$1,638,585	$1,097,993	$2,736,578
U.S. Treasury	1,194,807	772,301	430,602	2,397,710
Municipal	630,099	334,488	213,902	1,178,489
New Jersey Municipal	456,571	356,460	219,961	1,032,992
North Carolina Municipal	304,943	246,782	199,535	751,260
Ohio Municipal	413,974	311,945	188,097	914,016
Pennsylvania Municipal	1,359,479	968,214	593,028	2,920,721
Virginia Municipal	142,461	224,221	191,712	558,394

The following waivers previously recorded by the Portfolios, which were subject to recoupment by BlackRock expired on January 31, 2007:

U.S. Treasury	$1,317,236
Municipal	1,151,500
New Jersey Municipal	479,468
North Carolina Municipal	261,156
Ohio Municipal	431,627
Pennsylvania Municipal	1,334,315
Virginia Municipal	101,140

For the year ended September 30, 2007, affiliates received the following contingent deferred sales charges relating to transactions in Investor B Class and Investor C Class:

	Investor B Class	Investor C Class
Money Market	$52,815	$5,393

For the year ended September 30, 2007, short term investments in companies considered to be an affiliate of the Portfolios were as follows:

	Affiliated Investments	Net Activity	Net Realized Gain (Loss)	Interest Income	Market Value of Affiliated Investments at September 30, 2007
Municipal	Denver Urban Renewal Authority Tax Increment RB P-Float Trust Receipts Series 2004 PT-999 DN (Lloyds TSB Bank Plc SBPA, Lloyds TSB Bank Plc Guaranty)	$(1,500,000)	$—	$772	$—

ANNUAL REPORT	SEPTEMBER 30, 2007	59

Notes to Financial Statements (continued)

	Affiliated Investments	Net Activity	Net Realized Gain (Loss)	Interest Income	Market Value of Affiliated Investments at September 30, 2007
Municipal (continued)	Golden State Tobacco Settlement Securitization Corp. RB P-Float Trust Receipts Series 2004 PA-1236 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)	$—	$—	$49,428	$1,330,000
	Metropolitan Pier & Exposition Authority Dedicated State Tax Receipts RB P-Float Trust Receipts Series 2005 PZ-44 DN (MBIA Insurance, Merrill Lynch Capital Services SBPA)	(500,000)	745	17,282	—
	Municipal Securities Pool Trust Receipts RB Series 2004-18 DN (Multiple Insurers, Societe Generale Group SBPA)	—	—	37,017	975,000
	Pleasant Valley School District of Ventura County GO P-Float Trust Receipts Series 2005 PT-2783 DN (MBIA Insurance, Dexia Credit Local SBPA)	(150,000)	—	2,402	—
New Jersey Municipal	New Jersey Economic Development Authority RB (P-Float Trust Receipts) Series 2004 MT-035 DN (Assured Guaranty Ltd. Insurance, Landesbank Hessen-Thuringen Girozentrale SBPA)	—	—	250,702	6,795,000
	New Jersey Health Care Facilities Financing Authority RB P-Float Trust Receipts Series 2001 PT-1319 DN (AMBAC Insurance, Merrill Lynch Capital Services SBPA)	—	—	275,468	7,415,000
	Port Authority of New York & New Jersey RB P-Float Trust Receipts Series 2004-056 DN (FGIC Insurance, Banque Nationale de Paribas SBPA)	—	—	291,814	7,855,000
Ohio Municipal	Hamilton County Hospital Facilities RB P-Float Trust Receipts Series 2001 PT-507 DN (Merrill Lynch & Co. Guaranty)	—	—	183,714	4,855,000
	Ohio Housing Finance Agency Mortgage RB Various Certificates (Residential Mortgage Backed Securities Program) Series 2006F AMT DN (Citibank N.A. LOC)	—	—	51,835	1,400,000
	Rickenbacker Port Authority RB P-Float Trust Receipts Series 2004 PT-2453 AMT DN (Merrill Lynch & Co. Guaranty)	(5,080,000)	—	84,497	—
Pennsylvania Municipal	Pennsylvania Economic Development Financing Authority RB P-Float Trust Receipts Series 2004-1282 AMT DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)	—	—	186,685	5,000,000
	Pennsylvania Higher Educational Facilities Authority RB P-Float Trust Receipts Series 2004 MT-042 DN (Lloyds TSB Bank Plc LOC, Merrill Lynch Capital Services SBPA)	—	—	717,098	19,225,000
	Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-82B AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)	(705,000)	—	420,475	10,835,000
	Philadelphia Redevelopment Authority RB Spear DB-134 Series 2005 AMT DN (FGIC Insurance, Deutsche Bank Liquidity Facility)	—	—	383,123	10,295,000
Virginia Municipal	Chesterfield County IDRB P-Float Trust Receipts Series 2004 PT-2133 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)	(1,250,000)	—	17,194	—
	Virginia Commonwealth University RB Series 2006A DN (AMBAC Insurance, Wachovia Bank N.A. Liquidity Facility)	—	—	87,242	2,400,000
	Virginia Resources Authority Clean Water RB P-Float Trust Receipts Series 2000 PA-790 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)	—	—	18,714	505,000

60	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

In addition to the above income earned on affiliated investments, the Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the year ended September 30, 2007, was as follows:

Money Market	$15,768
U.S. Treasury	152
Municipal	38
New Jersey Municipal	53
North Carolina Municipal	27
Ohio Municipal	20
Pennsylvania Municipal	70
Virginia Municipal	14

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly.”

(D) Capital Shares

Because the Portfolios have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the dollar amounts shown on the following pages for such transactions.

Transactions in capital shares for each year were as follows:

	Money Market
	For the Year Ended September 30,
	2007	2006
Shares sold:
Institutional Class	$1,537,243,468	$1,829,862,461
Service Class	1,813,995,747	1,628,218,988
Hilliard Lyons Class	109,753,956	97,225,202
Investor A Class	331,708,848	332,518,249
Investor B Class	11,373,692	22,421,853
Investor C Class	6,280,041	11,390,892
Shares issued in reinvestment of dividends:
Institutional Class	1,155,114	888,010
Service Class	2,713,337	2,427,631
Hilliard Lyons Class	6,327,179	4,859,054
Investor A Class	17,601,711	15,718,881
Investor B Class	470,652	525,227
Investor C Class	161,325	137,842
Shares redeemed:
Institutional Class	(1,360,729,536)	(1,837,207,867)
Service Class	(1,859,021,649)	(1,594,500,937)
Hilliard Lyons Class	(105,603,555)	(96,917,880)
Investor A Class	(355,566,796)	(382,223,140)
Investor B Class	(19,774,296)	(22,202,844)
Investor C Class	(10,197,647)	(7,706,485)

Net increase	$127,891,591	$5,435,137

	U.S. Treasury
	For the Year Ended September 30,
	2007	2006
Shares sold:
Institutional Class	$559,564,732	$279,981,509
Service Class	984,280,361	1,002,926,784
Investor A Class	33,270,755	35,814,478
Shares issued in reinvestment of dividends:
Institutional Class	9,207	3,198
Service Class	826,713	355,769
Investor A Class	1,368,800	1,180,321
Shares redeemed:
Institutional Class	(458,556,613)	(232,927,357)
Service Class	(986,012,985)	(1,013,954,890)
Investor A Class	(31,263,026)	(40,391,322)

Net increase	$103,487,944	$32,988,490

	Municipal
	For the Year Ended September 30,
	2007	2006
Shares sold:
Institutional Class	$172,961,952	$202,431,980
Service Class	229,353,268	355,085,644
Hilliard Lyons Class	192,779,882	134,913,206
Investor A Class	23,757,807	17,228,598
Shares issued in reinvestment of dividends:
Institutional Class	880	6,384
Service Class	650,526	561,919
Hilliard Lyons Class	5,026,924	3,797,997
Investor A Class	129,475	97,713
Shares redeemed:
Institutional Class	(192,031,540)	(217,080,299)
Service Class	(262,065,852)	(316,981,560)
Hilliard Lyons Class	(171,211,126)	(124,713,766)
Investor A Class	(22,940,420)	(18,758,860)

Net increase (decrease)	$(23,588,224)	$36,588,956

	New Jersey Municipal
	For the Year Ended September 30,
	2007	2006
Shares sold:
Institutional Class	$350,149,665	$321,032,478
Service Class	37,401,353	42,115,139
Investor A Class	68,757,860	49,632,471
Shares issued in reinvestment of dividends:
Institutional Class	69,990	71,815
Service Class	122,086	100,259
Investor A Class	714,819	440,071
Shares redeemed:
Institutional Class	(293,392,912)	(296,262,381)
Service Class	(51,467,194)	(45,055,558)
Investor A Class	(56,885,413)	(47,438,082)

Net increase	$55,470,254	$24,636,212

ANNUAL REPORT	SEPTEMBER 30, 2007	61

Notes to Financial Statements (continued)

	North Carolina Municipal
	For the Year Ended September 30,
	2007	2006
Shares sold:
Institutional Class	$291,128,975	$286,431,544
Service Class	3,789,948	1,081,749
Investor A Class	177,265	88,174
Shares issued in reinvestment of dividends:
Institutional Class	1,422,320	996,727
Service Class	5,113	8,394
Investor A Class	8,697	8,841
Shares redeemed:
Institutional Class	(287,390,964)	(282,359,893)
Service Class	(3,156,724)	(7,357,242)
Investor A Class	(313,015)	(102,262)

Net increase (decrease)	$5,671,615	$(1,203,968)

	Ohio Municipal
	For the Year Ended September 30,
	2007	2006
Shares sold:
Institutional Class	$396,071,177	$373,105,885
Service Class	16,516,784	94,190,838
Investor A Class	67,412,683	80,747,016
Shares issued in reinvestment of dividends:
Institutional Class	106,237	137,332
Service Class	65,484	44,699
Investor A Class	702,048	716,399
Shares redeemed:
Institutional Class	(425,892,956)	(330,924,345)
Service Class	(14,031,016)	(98,812,689)
Investor A Class	(66,183,478)	(82,089,581)

Net increase (decrease)	$(25,233,037)	$37,115,554

	Pennsylvania Municipal
	For the Year Ended September 30,
	2007	2006
Shares sold:
Institutional Class	$731,049,582	$686,505,808
Service Class	142,840,710	236,751,195
Investor A Class	79,731,765	101,312,120
Shares issued in reinvestment of dividends:
Institutional Class	313,748	343,820
Service Class	660,793	570,794
Investor A Class	1,040,155	1,070,057
Shares redeemed:
Institutional Class	(695,644,721)	(652,527,157)
Service Class	(131,971,718)	(227,135,915)
Investor A Class	(75,821,775)	(145,920,088)

Net increase	$52,198,539	$970,634

	Virginia Municipal
	For the Year Ended September 30,
	2007	2006
Shares sold:
Institutional Class	$175,563,494	$182,153,307
Service Class	15,761,266	1,377,604
Shares issued in reinvestment of dividends:
Institutional Class	115,113	74,439
Service Class	18,429
Shares redeemed:
Institutional Class	(166,005,984)	(134,880,469)
Service Class	(14,292,308)	(1,377,367)

Net increase	$11,160,010	$47,347,514

(E) Federal Tax Information

No provision is made for federal taxes as it is the Portfolios’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from tax-free income, net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2007, attributable to equalization distributions and other differences between financial and tax accounting were reclassified to the following accounts:

	Increase (Decrease) Paid-In-Capital	Increase (Decrease) Accumulated Net Realized Gain/(Loss)	Increase (Decrease) Undistributed Net Investment Income
Municipal	$27,797	$(35,816)	$8,019
New Jersey Municipal	5,420	(5,433)	13
Ohio Municipal	4,249	(4,249)	—
Virginia Municipal	532	(584)	52

62	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 were as follows:

	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains
Money Market
9/30/07	$—	$76,447,443	$—
9/30/06	—	62,489,092	—
U.S. Treasury
9/30/07	—	20,350,999	—
9/30/06	—	18,282,111	—
Municipal
9/30/07	10,510,515	8,148	1,815
9/30/06	8,768,655	—	—
New Jersey Municipal
9/30/07	5,565,669	3,241	741
9/30/06	4,691,831	—	—
North Carolina Municipal
9/30/07	2,522,476	—	—
9/30/06	1,985,582	—	—
Ohio Municipal
9/30/07	5,149,545	—	4,249
9/30/06	4,332,294	—	—
Pennsylvania Municipal
9/30/07	18,862,563	—	—
9/30/06	15,686,567	—	—
Virginia Municipal
9/30/07	2,563,162	—	100
9/30/06	1,254,786	—	—

As of September 30, 2007, the tax components of distributable earnings/(accumulated losses) were as follows:

	Undistributed Tax-Free Income	Undistributed Ordinary Income	Accumulated Long-Term Capital Gain	Capital Loss Carryforward	Unrealized- Gains/Losses- Net*
Money Market	$—	$64,239	$—	$(66,446)	$(6,934)
U.S. Treasury	—	46,591	—	(50,579)	—
Municipal	8,019	—	—	(14,334)	—
New Jersey Municipal	13	4,125	—	—	—
North Carolina Municipal	—	—	—	(7,587)	—
Ohio Municipal	—	—	459	—	—
Pennsylvania Municipal	—	—	—	(23,168)	(28,946)
Virginia Municipal	52	—	—	—	(484)

*	The difference between book-basis and tax-basis net unrealized gains/losses is attributable primarily to the deferral on Post-October Capital Losses for tax purposes.

As of September 30, 2007, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30
	2009	2010	2011	2014	2015	Total
Money Market	$—	$—	$66,446	$—	$—	$66,446
U.S. Treasury	13,150	11,911	12,380	13,138	—	50,579
Municipal	—	—	—	—	14,334	14,334
North Carolina Municipal	—	—	—	—	7,587	7,587
Pennsylvania Municipal	—	—	—	23,168	—	23,168

ANNUAL REPORT	SEPTEMBER 30, 2007	63

Notes to Financial Statements (concluded)

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing each Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of a Portfolio’s financial statements, if any, is currently being assessed.

64	ANNUAL REPORT	SEPTEMBER 30, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, and Virginia Municipal Money Market Portfolios, eight of the twenty-six portfolios constituting the BlackRock Funds (the “Fund”), (collectively the “Portfolios”), as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolios of the Fund for the year ended September 30, 2003 were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania
November 28, 2007

ANNUAL REPORT	SEPTEMBER 30, 2007	65

Fund Management (Unaudited)

Information pertaining to the Trustees and officers of the Fund as of September 30, 2007 is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

66	ANNUAL REPORT	SEPTEMBER 30, 2007

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1946	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).

Honorable Stuart E. Eizenstat c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1943	Trustee and Chairman of the Compliance Committee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1944	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President- Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.

Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1939	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.

ANNUAL REPORT	SEPTEMBER 30, 2007	67

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee

Disinterested Trustees (concluded)

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1938	Trustee	Since 2005	President (since 1999) and Vice President-General Partner (since 1990), Founders Investments Ltd.; Director, Forward Management, LLC since 2007; Director, ReFlow Management, LLC since 2007; Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Funds, Inc. (2001-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997).

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1935	Trustee and Chairperson of the Board	Since 1996	Retired; Chairman, Wilmerding & Associates, Inc. (investment advisers) (until 2006); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2006).

62 (includes 26

BlackRock Funds

Portfolios, 30

BlackRock Funds

II Portfolios, 5

Portfolios of

BlackRock Bond

Allocation Target

Shares and 1

Portfolio of Chestnut

Street Exchange

Fund, which is

managed by

BlackRock Financial

Management Inc.

and BlackRock

Institutional

Management

Corporation.)

Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman since 2006; Director, Peoples First, Inc. (bank Holding Company) (2001-2004).

68	ANNUAL REPORT	SEPTEMBER 30, 2007

Fund Management (Unaudited) (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(5) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1962	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Neal J. Andrews BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Donald C. Burke BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1960	President	Since 2007 (previously served as Treasurer since 2006)	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).

Jay Fife BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1970	Treasurer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2006 to 2007; Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, LLC; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

(1)

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s Declaration of Trust.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.
(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(5)

Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s Declaration of Trust.

ANNUAL REPORT	SEPTEMBER 30, 2007	69

Additional Information (Unaudited)

(A) Special Meeting of Shareholders. The shareholders of each Portfolio voted on the following proposal, which was approved at a special shareholders meeting on September 7, 2007 for shareholders of record as of June 25, 2007. This proposal was part of the reorganization of the Fund’s Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted were as follows:

	Money Market		U.S. Treasury Money Market
To elect the Fund’s Board of Trustees	Votes For	Votes Withheld	Votes For	Votes Withheld
David O. Beim	790,416,560	1,532,785	141,397,629	—
Richard S. David	790,413,756	1,535,590	141,397,629	—
Ronald W. Forbes	790,416,562	1,532,783	141,397,629	—
Henry Gabbay	790,416,677	1,532,668	141,397,629	—
Dr. Matina Horner	790,416,677	1,532,668	141,397,629	—
Rodney D. Johnson	790,427,430	1,521,916	141,397,629	—
Herbert I. London	790,429,354	1,519,991	141,397,629	—
Cynthia A. Montgomery	790,429,469	1,519,876	141,397,629	—
Joseph P. Platt Jr.	790,429,354	1,519,991	141,397,629	—
Robert C. Robb, Jr.	790,429,354	1,519,991	141,397,629	—
Toby Rosenblatt	790,429,306	1,520,040	141,397,629	—
Kenneth L. Urish	790,429,354	1,519,991	141,397,629	—
Frederick W. Winter	790,429,354	1,519,991	141,397,629	—

	Municipal Money Market		New Jersey Municipal Money Market
To elect the Fund’s Board of Trustees	Votes For	Votes Withheld	Votes For	Votes Withheld
David O. Beim	108,279,308	—	73,290,020	10,470
Richard S. David	108,279,308	—	73,290,020	10,470
Ronald W. Forbes	108,279,308	—	73,290,020	10,470
Henry Gabbay	108,279,308	—	73,290,020	10,470
Dr. Matina Horner	108,279,308	—	73,290,020	10,470
Rodney D. Johnson	108,279,308	—	73,290,020	10,470
Herbert I. London	108,279,308	—	73,290,020	10,470
Cynthia A. Montgomery	108,279,308	—	73,290,020	10,470
Joseph P. Platt Jr.	108,279,308	—	73,290,020	10,470
Robert C. Robb, Jr.	108,279,308	—	73,290,020	10,470
Toby Rosenblatt	108,279,308	—	73,290,020	10,470
Kenneth L. Urish	108,279,308	—	73,290,020	10,470
Frederick W. Winter	108,279,308	—	73,290,020	10,470

	North Carolina Municipal Money Market		Ohio Municipal Money Market
To elect the Fund’s Board of Trustees	Votes For	Votes Withheld	Votes For	Votes Withheld
David O. Beim	14,952,389	—	103,914,024	—
Richard S. David	14,952,389	—	103,914,024	—
Ronald W. Forbes	14,952,389	—	103,914,024	—
Henry Gabbay	14,952,389	—	103,914,024	—
Dr. Matina Horner	14,952,389	—	103,914,024	—
Rodney D. Johnson	14,952,389	—	103,914,024	—
Herbert I. London	14,952,389	—	103,914,024	—
Cynthia A. Montgomery	14,952,389	—	103,914,024	—
Joseph P. Platt Jr.	14,952,389	—	103,914,024	—
Robert C. Robb, Jr.	14,952,389	—	103,914,024	—
Toby Rosenblatt	14,952,389	—	103,914,024	—
Kenneth L. Urish	14,952,389	—	103,914,024	—
Frederick W. Winter	14,952,389	—	103,914,024	—

	Pennsylvania Municipal Money Market		Virginia Municipal Money Market
To elect the Fund’s Board of Trustees	Votes For	Votes Withheld	Votes For	Votes Withheld
David O. Beim	483,275,251	—	19,049,686	—
Richard S. David	483,275,251	—	19,049,686	—
Ronald W. Forbes	483,275,251	—	19,049,686	—
Henry Gabbay	483,275,251	—	19,049,686	—
Dr. Matina Horner	483,275,251	—	19,049,686	—
Rodney D. Johnson	483,275,251	—	19,049,686	—
Herbert I. London	483,275,251	—	19,049,686	—
Cynthia A. Montgomery	483,275,251	—	19,049,686	—
Joseph P. Platt Jr.	483,275,251	—	19,049,686	—
Robert C. Robb, Jr.	483,275,251	—	19,049,686	—
Toby Rosenblatt	483,275,251	—	19,049,686	—
Kenneth L. Urish	483,275,251	—	19,049,686	—
Frederick W. Winter	483,275,251	—	19,049,686	—

(B) Important Tax Information. The following information is provided with respect to the ordinary income distributions paid for the fiscal year ended September 30, 2007:

Interest Related Dividends for Non-U.S. Residents

Month Paid:	Money Market	U.S. Treasury Money Market
October 2006 - December 2006	95.90%	100.00%
January 2007 - September 2007	96.23%	100.00%

70	ANNUAL REPORT	SEPTEMBER 30, 2007

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BlackRock Funds Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2007

BlackRock Funds Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s Web site at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

ANNUAL REPORT	SEPTEMBER 30, 2007

BlackRock Funds

Investment Advisor

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Sub-Advisor

BlackRock Institutional Management Corporation

Wilmington, Delaware 19809

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

ANNUAL REPORT	SEPTEMBER 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Aurora Portfolio	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Science & Technology	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Portfolio	BlackRock Healthcare Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Developing Capital Markets Fund	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Fund	BlackRock Small Cap Index Fund
BlackRock Focus Twenty Fund	BlackRock International Index Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Focus Value Fund	BlackRock International Opportunities Portfolio*	BlackRock Small/Mid-Cap Growth Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock International Value Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Core Fund	BlackRock Technology Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

Item 2 –	Code of Ethics – The registrant (or the “Trust”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish (term began, effective November 1, 2007)

Robert M. Hernandez (term ended, effective November 1, 2007)

Bruce R. Bond (term ended, effective November 1, 2007)

Peter S. Drotch (resigned effective January 22, 2007)

Dr. Matina Horner (not reappointed to the Audit Committee, effective November 1, 2007)

Toby Rosenblatt (not reappointed to the Audit Committee, effective November 1, 2007)

David R. Wilmerding, Jr. (not reappointed to the Audit Committee, effective November 1, 2007)

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
All-Cap Global Resources Portfolio	$17,316	$17,149	$5,250	$5,513	$6,100	$4,125	$1,042	$0
Asset Allocation Portfolio	$55,806	$54,949	$25,000	$26,250	$6,100	$4,125	$1,042	$0
Aurora Portfolio	$17,732	$17,674	$4,500	$4,725	$6,100	$4,125	$1,042	$0
Capital Appreciation Portfolio	$15,793	$14,524	$5,250	$5,513	$6,100	$4,125	$1,042	$0
Exchange Portfolio	$15,172	$14,524	$3,500	$3,675	$6,100	$4,125	$1,042	$0
Global Opportunities Portfolio	$19,448	$19,249	$6,300	$6,615	$6,100	$4,125	$1,042	$0
Global Resources Portfolio	$21,349	$21,349	$6,300	$6,615	$6,100	$4,125	$1,042	$0
Global Science & Technology Opportunities Portfolio	$19,882	$19,249	$6,300	$6,615	$6,100	$4,125	$1,042	$0
Health Sciences Opportunities Portfolio	$15,760	$15,574	$5,250	$5,513	$6,100	$4,125	$1,042	$0
Index Equity Portfolio	$13,509	$13,474	$0	$0	$6,100	$4,125	$1,042	$0

International Opportunities Portfolio	$19,838	$19,249	$6,300	$6,615	$6,100	$4,125	$1,042	$0
Mid-Cap Value Equity Portfolio	$15,574	$15,574	$4,000	$4,200	$6,100	$4,125	$1,042	$0
Mid-Cap Growth Equity Portfolio	$15,574	$15,574	$4,000	$4,200	$6,100	$4,125	$1,042	$0
Money Market Portfolio	$16,083	$15,049	$4,000	$4,200	$6,100	$4,125	$1,777	$0
Municipal Money Market Portfolio	$17,367	$17,149	$4,500	$4,725	$6,100	$4,125	$743	$0
NC Muni Money Market Portfolio	$15,097	$15,049	$3,500	$3,675	$6,100	$4,125	$743	$0
NJ Muni Money Market Portfolio	$15,159	$15,049	$4,000	$4,200	$6,100	$4,125	$743	$0
OH Muni Money Market Portfolio	$15,161	$15,049	$4,000	$4,200	$6,100	$4,125	$743	$0
PA Muni Money Market Portfolio	$17,522	$17,149	$4,500	$4,725	$6,100	$4,125	$743	$0
Small Cap Core Equity Portfolio	$15,632	$15,574	$4,000	$4,200	$6,100	$4,125	$1,042	$0
Small Cap Growth Equity Portfolio	$17,945	$17,764	$4,000	$4,200	$6,100	$4,125	$1,042	$0
Small Cap Value Equity Portfolio	$16,196	$15,574	$4,000	$4,200	$6,100	$4,125	$1,042	$0
Small/Mid-Cap Growth Portfolio	$15,739	$15,574	$4,000	$4,200	$6,100	$4,125	$1,042	$0
U.S. Opportunities Portfolio	$18,150	$17,674	$4,500	$4,725	$6,100	$4,125	$1,042	$0
U.S. Treasury Money Market Portfolio	$13,266	$12,949	$4,000	$4,200	$6,100	$4,125	$743	$0
VA Muni Money Market Portfolio	$12,996	$12,949	$3,500	$3,675	$6,100	$4,125	$743	$0

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant has polices and procedures (the “Policy”) for the pre-approval by the registrant’s audit committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Trust’s independent auditor (the “Independent Auditor”) to the registrant and other “Covered Entities” (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the audit committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the “Service Pre-Approval Documents”). At its first meeting of each calendar year, the audit committee will review and re-approve the Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the audit committee. The audit committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

For the purposes of the Policy, “Covered Services” means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services related directly to the operations and financial reporting of the Trust to be provided by the Independent Auditor to any Covered Entity. “Covered Entities” means (1) the adviser or (2) any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Trust.

In the intervals between the scheduled meetings of the audit committee, the audit committee delegates pre-approval authority under this Policy to the Chairman of the audit committee (the “Chairman”). The Chairman shall report any pre-approval decisions under this Policy to the audit committee at its next scheduled meeting. At each scheduled meeting, the audit committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the audit committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. Pre-approval of Covered Services by the Chairman pursuant to delegated authority is expected to be the exception rather than the rule and the audit committee may modify or withdraw this delegated authority at any time the audit committee determines that it is appropriate to do so.

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the audit committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the audit committee (or the Chairman pursuant to delegated authority).

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the audit committee. The audit committee (or the Chairman pursuant to delegated authority) will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the audit committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the audit committee (or the Chairman pursuant to delegated authority).

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the registrant and, to the extent they are Covered Services, the other Covered Entities (as defined in the Joint Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the audit committee (or the Chairman pursuant to delegated authority).

The audit committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the audit committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the audit committee (or the Chairman pursuant to delegated authority).

All other services that are covered and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the audit committee (or the Chairman pursuant to delegated authority).

Requests or applications to provide Covered Services that require approval by the audit committee (or the Chairman pursuant to delegated authority) must be submitted to the audit committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission (“SEC”) on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the audit committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the audit committee.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Note: the following table does not include the aggregate non-audit fees of each Series, as presented above in Item 4(b) through Item 4(d).

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Funds	$284,500	$286,200

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $284,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Schedules of Investments – Index Equity Portfolio

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments as of September 30, 2007

Industry	Shares Held	Common Stocks	Value
Aerospace & Defense - 2.8%	233,061	Boeing Co.	$24,469,074
	116,857	General Dynamics Corp.	9,870,911
	40,149	Goodrich Corp.	2,739,366
	227,574	Honeywell International, Inc.	13,533,826
	34,267	L-3 Communications Holdings, Inc.	3,500,031
	101,651	Lockheed Martin Corp.	11,028,117
	104,662	Northrop Grumman Corp.	8,163,636
	39,700	Precision Castparts Corp.	5,874,806
	131,183	Raytheon Co.	8,372,099
	50,316	Rockwell Collins, Inc.	3,675,081
	294,911	United Technologies Corp.	23,734,437

			114,961,384

Air Freight & Logistics - 0.9%	51,692	CH Robinson Worldwide, Inc.	2,806,359
	88,856	FedEx Corp.	9,307,666
	312,187	United Parcel Service, Inc. Class B (e)	23,445,244

			35,559,269

Airlines - 0.1%	222,370	Southwest Airlines Co.	3,291,076

Auto Components - 0.2%	60,683	The Goodyear Tire & Rubber Co. (a)	1,845,370
	56,390	Johnson Controls, Inc.	6,660,223

			8,505,593

Automobiles - 0.4%	640,982	Ford Motor Co. (a)(e)	5,441,937
	169,898	General Motors Corp. (e)	6,235,257
	74,629	Harley-Davidson, Inc.	3,448,606

			15,125,800

Beverages - 2.2%	221,609	Anheuser-Busch Cos., Inc.	11,078,234
	26,813	Brown-Forman Corp. Class B	2,008,562
	591,683	The Coca-Cola Co.	34,004,022
	93,423	Coca-Cola Enterprises, Inc.	2,262,705
	60,756	Constellation Brands, Inc. Class A (a)	1,470,903
	18,550	Molson Coors Brewing Co. Class B	1,848,879
	46,273	Pepsi Bottling Group, Inc.	1,719,967
	480,524	PepsiCo, Inc.	35,203,188

			89,596,460

Biotechnology - 1.2%	323,140	Amgen, Inc. (a)	18,280,030
	85,622	Biogen Idec, Inc. (a)(e)	5,679,307
	116,936	Celgene Corp. (a)	8,338,706
	74,923	Genzyme Corp. (a)	4,642,229
	269,782	Gilead Sciences, Inc. (a)	11,025,990

			47,966,262

Building Products - 0.1%	56,721	American Standard Cos., Inc.	2,020,402
	121,507	Masco Corp.	2,815,317

			4,835,719

Capital Markets - 3.4%	53,200	American Capital Strategies Ltd. (e)	2,273,236
	74,273	Ameriprise Financial, Inc.	4,687,369
	331,177	The Bank of New York Mellon Corp.	14,618,153
	32,923	The Bear Stearns Cos., Inc.	4,043,274
	267,694	The Charles Schwab Corp.	5,782,190
	119,982	E*Trade Financial Corp. (a)	1,566,965
	27,748	Federated Investors, Inc. Class B	1,101,596
	49,022	Franklin Resources, Inc.	6,250,305
	121,313	The Goldman Sachs Group, Inc. (e)	26,293,380

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments as of September 30, 2007

Industry	Shares Held	Common Stocks	Value
	53,632	Janus Capital Group, Inc.	$1,516,713
	40,254	Legg Mason, Inc.	3,393,010
	154,876	Lehman Brothers Holdings, Inc.	9,560,495
	255,638	Merrill Lynch & Co., Inc. (b)	18,221,877
	315,333	Morgan Stanley	19,865,979
	59,661	Northern Trust Corp.	3,953,734
	115,815	State Street Corp.	7,893,950
	74,040	T. Rowe Price Group, Inc.	4,123,288

			135,145,514

Chemicals - 1.7%	63,718	Air Products & Chemicals, Inc.	6,229,072
	20,132	Ashland, Inc.	1,212,148
	275,553	The Dow Chemical Co.	11,865,312
	267,437	E.I. du Pont de Nemours & Co.	13,254,178
	26,162	Eastman Chemical Co.	1,745,790
	58,695	Ecolab, Inc.	2,770,404
	30,602	Hercules, Inc.	643,254
	25,264	International Flavors & Fragrances, Inc.	1,335,455
	162,572	Monsanto Co.	13,938,923
	48,747	PPG Industries, Inc.	3,682,836
	93,557	Praxair, Inc.	7,836,334
	46,426	Rohm & Haas Co.	2,584,535
	40,945	Sigma-Aldrich Corp.	1,995,659

			69,093,900

Commercial Banks - 3.5%	160,996	BB&T Corp.	6,502,628
	51,243	Comerica, Inc.	2,627,741
	50,251	Commerce Bancorp, Inc.	1,948,734
	160,497	Fifth Third Bancorp	5,437,638
	42,958	First Horizon National Corp. (e)	1,145,260
	111,229	Huntington Bancshares, Inc.	1,888,668
	121,882	KeyCorp	3,940,445
	25,166	M&T Bank Corp.	2,603,423
	69,823	Marshall & Ilsley Corp.	3,056,153
	176,405	National City Corp. (e)	4,426,001
	101,149	The PNC Financial Services Group, Inc. (b)(e)	6,888,247
	213,848	Regions Financial Corp.	6,304,239
	103,711	SunTrust Banks, Inc.	7,847,811
	88,063	Synovus Financial Corp.	2,470,167
	513,411	U.S. Bancorp (e)	16,701,260
	565,961	Wachovia Corp.	28,382,944
	993,990	Wells Fargo & Co.	35,405,924
	28,430	Zions Bancorporation	1,952,288

			139,529,571

Commercial Services & Supplies - 0.5%	75,842	Allied Waste Industries, Inc. (a)	966,986
	29,712	Avery Dennison Corp.	1,694,178
	44,997	Cintas Corp.	1,669,389
	40,554	Equifax, Inc.	1,545,918
	34,451	Monster Worldwide, Inc. (a)	1,173,401
	65,962	Pitney Bowes, Inc.	2,995,994
	59,122	RR Donnelley & Sons Co.	2,161,500
	49,092	Robert Half International, Inc.	1,465,887
	156,295	Waste Management, Inc.	5,898,573

			19,571,826

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments as of September 30, 2007

Industry	Shares Held	Common Stocks	Value
Communications Equipment - 2.9%	134,564	Avaya, Inc. (a)	$2,282,205
	23,401	Ciena Corp. (a)	891,110
	1,805,504	Cisco Systems, Inc. (a)	59,780,237
	465,849	Corning, Inc.	11,483,178
	59,672	JDS Uniphase Corp. (a)	892,693
	158,083	Juniper Networks, Inc. (a)	5,787,419
	682,208	Motorola, Inc.	12,641,314
	497,901	QUALCOMM, Inc.	21,041,296
	143,084	Tellabs, Inc. (a)	1,362,160

			116,161,612

Computers & Peripherals - 4.3%	258,603	Apple Computer, Inc. (a)	39,705,905
	675,521	Dell, Inc. (a)	18,644,380
	627,438	EMC Corp. (a)	13,050,710
	784,411	Hewlett-Packard Co.	39,055,824
	404,591	International Business Machines Corp.	47,660,820
	28,044	Lexmark International, Inc. Class A (a)	1,164,667
	105,900	Network Appliance, Inc. (a)	2,849,769
	54,581	QLogic Corp. (a)	734,114
	64,247	SanDisk Corp. (a)(e)	3,540,010
	1,019,529	Sun Microsystems, Inc. (a)	5,719,558
	54,000	Teradata Corp. (a)	1,408,320

			173,534,077

Construction & Engineering - 0.1%	24,818	Fluor Corp.	3,573,296

Construction Materials - 0.1%	28,172	Vulcan Materials Co.	2,511,534

Consumer Finance - 0.9%	351,774	American Express Co. (e)	20,884,822
	121,219	Capital One Financial Corp. (e)	8,052,578
	144,766	Discover Financial Services	3,011,133
	124,373	SLM Corp.	6,177,607

			38,126,140

Containers & Packaging - 0.2%	31,933	Ball Corp.	1,716,399
	30,430	Bemis Co.	885,817
	42,889	Pactiv Corp. (a)	1,229,199
	48,487	Sealed Air Corp.	1,239,328
	35,045	Temple-Inland, Inc.	1,844,418

			6,915,161

Distributors - 0.1%	50,197	Genuine Parts Co.	2,509,850

Diversified Consumer Services - 0.1%	39,331	Apollo Group, Inc. Class A (a)	2,365,760
	103,536	H&R Block, Inc.	2,192,892

			4,558,652

Diversified Financial Services - 5.0%	1,319,553	Bank of America Corp.	66,333,929
	61,329	CIT Group, Inc.	2,465,426
	15,764	CME Group, Inc.	9,258,985
	1,479,379	Citigroup, Inc.	69,042,618
	20,700	IntercontinentalExchange, Inc. (a)	3,144,330
	1,008,104	JPMorgan Chase & Co.	46,191,325
	49,500	Leucadia National Corp. (e)	2,386,890
	69,755	Moody’s Corp. (e)	3,515,652

			202,339,155

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments as of September 30, 2007

Industry	Shares Held	Common Stocks	Value
Diversified Telecommunication Services - 3.1%	1,821,191	AT&T Inc.	$77,054,591
	36,215	CenturyTel, Inc.	1,673,857
	112,104	Citizens Communications Co. (e)	1,605,329
	40,456	Embarq Corp.	2,249,354
	472,726	Qwest Communications International Inc. (a)(e)	4,330,170
	863,157	Verizon Communications, Inc.	38,220,592
	130,540	Windstream Corp.	1,843,225

			126,977,118

Electric Utilities - 1.8%	53,618	Allegheny Energy, Inc. (a)	2,802,077
	123,155	American Electric Power Co., Inc.	5,674,982
	358,134	Duke Energy Corp.	6,693,524
	95,547	Edison International	5,298,081
	57,470	Entergy Corp.	6,223,426
	204,411	Exelon Corp. (e)	15,404,413
	124,264	FPL Group, Inc.	7,565,192
	91,934	FirstEnergy Corp. (e)	5,823,100
	108,669	PPL Corp.	5,031,375
	26,658	Pinnacle West Capital Corp.	1,053,258
	80,960	Progress Energy, Inc.	3,792,976
	220,500	The Southern Co.	7,999,740

			73,362,144

Electrical Equipment - 0.5%	52,750	Cooper Industries Ltd. Class A	2,694,998
	241,730	Emerson Electric Co.	12,864,871
	49,311	Rockwell Automation, Inc.	3,427,608

			18,987,477

Electronic Equipment & Instruments - 0.3%	120,649	Agilent Technologies, Inc. (a)	4,449,535
	54,386	Jabil Circuit, Inc.	1,242,176
	46,940	Molex, Inc.	1,264,094
	256,965	Solectron Corp. (a)	999,594
	25,094	Tektronix, Inc.	696,108
	146,001	Tyco Electronics Ltd.	5,172,815

			13,824,322

Energy Equipment & Services - 2.4%	86,733	BJ Services Co.	2,302,761
	91,645	Baker Hughes, Inc.	8,281,959
	40,109	ENSCO International, Inc.	2,250,115
	271,451	Halliburton Co.	10,423,718
	83,579	Nabors Industries Ltd. (a)(e)	2,571,726
	51,445	National Oilwell Varco, Inc. (a)	7,433,803
	74,446	Noble Corp.	3,651,576
	36,540	Rowan Cos., Inc.	1,336,633
	354,490	Schlumberger Ltd.	37,221,450
	58,401	Smith International, Inc.	4,169,831
	84,653	Transocean, Inc. (a)(e)	9,570,022
	104,139	Weatherford International Ltd. (a)	6,996,058

			96,209,652

Food & Staples Retailing - 2.3%	447,452	CVS/Caremark Corp.	17,732,523
	130,024	Costco Wholesale Corp. (e)	7,979,573
	211,741	The Kroger Co.	6,038,853
	58,110	SUPERVALU INC.	2,266,871
	176,015	SYSCO Corp.	6,264,374
	125,410	Safeway, Inc. (e)	4,152,325
	713,809	Wal-Mart Stores, Inc.	31,157,763
	292,744	Walgreen Co. (e)	13,829,227
	38,982	Whole Foods Market, Inc. (e)	1,908,559

			91,330,068

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments as of September 30, 2007

Industry	Shares Held	Common Stocks	Value
Food Products - 1.4%	187,918	Archer-Daniels-Midland Co.	$6,216,327
	64,462	Campbell Soup Co.	2,385,094
	139,620	ConAgra Foods, Inc.	3,648,271
	40,749	Dean Foods Co.	1,042,359
	99,160	General Mills, Inc.	5,752,272
	91,607	H.J. Heinz Co.	4,232,243
	56,346	The Hershey Co.	2,615,018
	77,786	Kellogg Co.	4,356,016
	468,851	Kraft Foods, Inc.	16,180,048
	38,948	McCormick & Co., Inc.	1,400,960
	222,605	Sara Lee Corp.	3,715,277
	77,945	Tyson Foods, Inc. Class A	1,391,318
	68,919	Wm. Wrigley Jr. Co. (e)	4,426,667

			57,361,870

Gas Utilities - 0.2%	12,658	Nicor, Inc.	543,028
	50,796	Questar Corp.	2,668,314
	185,561	Spectra Energy Corp.	4,542,533

			7,753,875

Health Care Equipment & Supplies - 1.7%	13,648	Bausch & Lomb, Inc.	873,472
	188,177	Baxter International, Inc.	10,590,602
	72,224	Becton Dickinson & Co.	5,925,979
	385,213	Boston Scientific Corp. (a)(e)	5,373,721
	33,306	CR Bard, Inc.	2,937,256
	146,001	Covidien Ltd.	6,059,041
	44,727	Hospira, Inc. (a)	1,853,934
	337,257	Medtronic, Inc.	19,024,667
	101,115	St. Jude Medical, Inc. (a)	4,456,138
	74,539	Stryker Corp.	5,125,302
	38,409	Varian Medical Systems, Inc. (a)	1,608,953
	69,710	Zimmer Holdings, Inc. (a)	5,645,813

			69,474,878

Health Care Providers & Services - 2.2%	156,811	Aetna, Inc.	8,510,133
	52,191	AmerisourceBergen Corp.	2,365,818
	113,016	Cardinal Health, Inc.	7,066,890
	88,557	Cigna Corp. (e)	4,719,203
	50,299	Coventry Health Care, Inc. (a)	3,129,101
	74,370	Express Scripts, Inc. (a)	4,151,333
	47,084	Humana, Inc. (a)	3,290,230
	38,423	Laboratory Corp. of America Holdings (a)(e)	3,005,831
	19,253	Manor Care, Inc.	1,239,893
	90,691	McKesson Corp.	5,331,724
	82,518	Medco Health Solutions, Inc. (a)	7,458,802
	42,666	Patterson Cos., Inc. (a)	1,647,334
	43,342	Quest Diagnostics, Inc. (e)	2,503,867
	135,085	Tenet Healthcare Corp. (a)	453,886
	396,745	UnitedHealth Group, Inc.	19,214,360
	180,134	WellPoint, Inc. (a)	14,216,175

			88,304,580

Health Care Technology - 0.0%	60,001	IMS Health, Inc.	1,838,431

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments as of September 30, 2007

Industry	Shares Held	Common Stocks	Value
Hotels, Restaurants & Leisure - 1.6%	126,785	Carnival Corp.	$6,140,198
	44,459	Darden Restaurants, Inc.	1,861,054
	52,089	Harrah’s Entertainment, Inc.	4,528,097
	111,746	Hilton Hotels Corp.	5,195,072
	94,668	International Game Technology	4,080,191
	101,219	Marriott International, Inc. Class A	4,399,990
	354,501	McDonald’s Corp. (e)	19,309,669
	215,591	Starbucks Corp. (a)	5,648,484
	60,511	Starwood Hotels & Resorts Worldwide, Inc.	3,676,043
	28,933	Wendy’s International, Inc.	1,010,051
	60,085	Wyndham Worldwide Corp.	1,968,385
	153,782	Yum! Brands, Inc.	5,202,445

			63,019,679

Household Durables - 0.5%	18,907	Black & Decker Corp.	1,574,953
	37,954	Centex Corp.	1,008,438
	81,211	DR Horton, Inc. (e)	1,040,313
	42,851	Fortune Brands, Inc.	3,491,928
	20,057	Harman International Industries, Inc.	1,735,332
	20,591	KB Home (e)	516,010
	54,352	Leggett & Platt, Inc.	1,041,384
	38,991	Lennar Corp. Class A	883,146
	78,733	Newell Rubbermaid, Inc.	2,269,085
	66,925	Pulte Homes, Inc.	910,849
	16,879	Snap-On, Inc.	836,186
	23,289	The Stanley Works	1,307,212
	20,997	Whirlpool Corp.	1,870,833

			18,485,669

Household Products - 2.2%	46,337	Clorox Co. (e)	2,826,094
	148,284	Colgate-Palmolive Co.	10,575,615
	122,455	Kimberly-Clark Corp.	8,603,688
	926,694	The Procter & Gamble Co.	65,183,656

			87,189,053

IT Services - 0.8%	30,538	Affiliated Computer Services, Inc. Class A (a)	1,534,229
	157,943	Automatic Data Processing, Inc.	7,254,322
	41,051	Cognizant Technology Solutions Corp. (a)	3,274,638
	51,351	Computer Sciences Corp. (a)	2,870,521
	41,381	Convergys Corp. (a)	718,374
	151,672	Electronic Data Systems Corp.	3,312,516
	48,264	Fidelity National Information Services, Inc.	2,141,474
	53,982	Fiserv, Inc. (a)	2,745,525
	104,379	Paychex, Inc. (e)	4,279,539
	96,190	Unisys Corp. (a)	636,778
	224,753	The Western Union Co.	4,713,070

			33,480,986

Independent Power Producers & Energy Traders - 0.5%	191,863	The AES Corp. (a)	3,844,935
	56,849	Constellation Energy Group, Inc.	4,877,076
	126,551	Dynegy, Inc. Class A (a)	1,169,331
	134,000	TXU Corp.	9,174,980

			19,066,322

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments as of September 30, 2007

Industry	Shares Held	Common Stocks	Value
Industrial Conglomerates - 3.9%	212,885	3M Co. (e)	$19,921,778
	3,047,037	General Electric Co. (d)(e)	126,147,332
	70,138	Textron, Inc.	4,363,285
	146,001	Tyco International Ltd.	6,473,684

			156,906,079

Insurance - 4.5%	92,631	ACE Ltd.	5,610,660
	30,181	AMBAC Financial Group, Inc.	1,898,687
	90,931	AON Corp. (e)	4,074,618
	147,374	Aflac, Inc. (e)	8,406,213
	174,000	The Allstate Corp.	9,951,060
	762,593	American International Group, Inc.	51,589,416
	30,052	Assurant, Inc.	1,607,782
	119,197	Chubb Corp.	6,393,727
	50,762	Cincinnati Financial Corp.	2,198,502
	125,975	Genworth Financial, Inc. Class A	3,871,212
	91,024	Hartford Financial Services Group, Inc.	8,424,271
	85,531	Lincoln National Corp.	5,642,480
	130,470	Loews Corp.	6,308,225
	40,859	MBIA, Inc. (e)	2,494,442
	162,060	Marsh & McLennan Cos., Inc. (e)	4,132,530
	225,546	MetLife, Inc.	15,727,323
	83,898	Principal Financial Group, Inc.	5,293,125
	215,447	The Progressive Corp.	4,181,826
	139,539	Prudential Financial, Inc.	13,616,216
	35,594	Safeco Corp.	2,179,065
	31,320	Torchmark Corp.	1,951,862
	201,346	The Travelers Cos., Inc.	10,135,758
	97,567	UnumProvident Corp.	2,387,464
	50,335	XL Capital Ltd. Class A	3,986,532

			182,062,996

Internet & Catalog Retail - 0.3%	93,060	Amazon.com, Inc. (a)(e)	8,668,539
	62,327	IAC/InterActiveCorp (a)	1,849,242

			10,517,781

Internet Software & Services - 1.7%	49,700	Akamai Technologies, Inc. (a)	1,427,881
	339,488	eBay, Inc. (a)(e)	13,246,822
	69,139	Google, Inc. Class A (a)	39,220,481
	77,773	VeriSign, Inc. (a)(e)	2,624,061
	391,040	Yahoo! Inc. (a)	10,495,514

			67,014,759

Leisure Equipment & Products - 0.2%	26,446	Brunswick Corp.	604,556
	91,427	Eastman Kodak Co. (e)	2,446,587
	49,504	Hasbro, Inc.	1,380,172
	114,088	Mattel, Inc.	2,676,504

			7,107,819

Life Sciences Tools & Services - 0.3%	57,286	Applera Corp. - Applied Biosystems Group	1,984,387
	13,383	Millipore Corp. (a)	1,014,431
	32,461	PerkinElmer, Inc.	948,186
	122,666	Thermo Fisher Scientific, Inc. (a)	7,080,282
	33,169	Waters Corp. (a)	2,219,669

			13,246,955

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments as of September 30, 2007

Industry	Shares Held	Common Stocks	Value
Machinery - 1.8%	192,116	Caterpillar, Inc.	$15,067,658
	29,481	Cummins, Inc.	3,770,325
	71,451	Danaher Corp.	5,909,712
	66,004	Deere & Co.	9,796,314
	58,887	Dover Corp.	3,000,293
	46,083	Eaton Corp.	4,564,060
	52,682	ITT Corp.	3,578,688
	119,329	Illinois Tool Works, Inc.	7,116,782
	89,498	Ingersoll-Rand Co. Class A	4,874,956
	73,585	PACCAR, Inc. (e)	6,273,121
	35,675	Pall Corp.	1,387,758
	35,779	Parker Hannifin Corp. (e)	4,001,166
	30,434	Terex Corp. (a)	2,709,235

			72,050,068

Media - 3.1%	218,312	CBS Corp. Class B	6,876,828
	152,375	Clear Channel Communications, Inc.	5,704,920
	852,709	Comcast Corp. Class A (a)(e)	20,618,504
	74,257	Comcast Corp. Special Class A (a)	1,779,198
	229,568	The DIRECTV Group, Inc. (a)	5,573,911
	21,863	Dow Jones & Co., Inc.	1,305,221
	25,299	EW Scripps Co. Class A	1,062,558
	65,825	Gannett Co., Inc. (e)	2,876,553
	122,546	Interpublic Group of Cos., Inc. (a)	1,272,027
	100,801	The McGraw-Hill Cos., Inc.	5,131,779
	13,545	Meredith Corp.	776,129
	42,298	The New York Times Co. Class A (e)	835,808
	700,993	News Corp. Class A (e)	15,414,836
	96,014	Omnicom Group Inc.	4,617,313
	1,114,697	Time Warner, Inc.	20,465,837
	24,012	Tribune Co.	656,008
	212,329	Viacom, Inc. Class B (a)	8,274,461
	578,740	Walt Disney Co. (e)	19,902,869

			123,144,760

Metals & Mining - 1.0%	257,228	Alcoa, Inc.	10,062,759
	28,713	Allegheny Technologies, Inc.	3,156,994
	111,775	Freeport-McMoRan Copper & Gold, Inc. Class B (e)	11,724,080
	128,077	Newmont Mining Corp.	5,728,884
	91,231	Nucor Corp.	5,425,508
	35,731	United States Steel Corp.	3,785,342

			39,883,567

Multi-Utilities - 1.0%	58,162	Ameren Corp.	3,053,505
	74,931	CMS Energy Corp.	1,260,339
	91,258	CenterPoint Energy, Inc. (e)	1,462,866
	73,902	Consolidated Edison, Inc. (e)	3,421,663
	48,853	DTE Energy Co.	2,366,439
	83,259	Dominion Resources, Inc.	7,018,734
	21,770	Integrys Energy Group, Inc.	1,115,277
	73,115	NiSource, Inc.	1,399,421
	109,031	PG&E Corp.	5,211,682
	900	Progress Energy, Inc. (a)	297
	77,650	Public Service Enterprise Group, Inc.	6,832,424
	73,538	Sempra Energy	4,274,029
	57,416	TECO Energy, Inc.	943,345
	116,026	Xcel Energy, Inc.	2,499,200

			40,859,221

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments as of September 30, 2007

Industry	Shares Held	Common Stocks	Value
Multiline Retail - 0.9%	32,682	Big Lots, Inc. (a)	$975,231
	22,350	Dillard’s, Inc. Class A	487,901
	50,133	Family Dollar Stores, Inc.	1,331,532
	63,454	JC Penney Co., Inc.	4,021,080
	94,554	Kohl’s Corp. (a)(e)	5,420,781
	132,566	Macy’s, Inc.	4,284,533
	63,032	Nordstrom, Inc.	2,955,570
	23,177	Sears Holdings Corp. (a)(e)	2,948,114
	249,864	Target Corp. (e)	15,883,854

			38,308,596

Office Electronics - 0.1%	282,761	Xerox Corp. (a)	4,903,076

Oil, Gas & Consumable Fuels - 9.1%	132,987	Anadarko Petroleum Corp.	7,148,051
	95,203	Apache Corp.	8,573,982
	122,761	Chesapeake Energy Corp. (e)	4,328,553
	637,229	Chevron Corp.	59,631,890
	487,405	ConocoPhillips	42,779,537
	53,248	Consol Energy, Inc.	2,481,357
	134,164	Devon Energy Corp.	11,162,445
	74,622	EOG Resources, Inc.	5,397,409
	199,959	El Paso Corp.	3,393,304
	1,649,627	Exxon Mobil Corp. (d)	152,689,475
	78,184	Hess Corp.	5,201,582
	200,858	Marathon Oil Corp. (e)	11,452,923
	54,259	Murphy Oil Corp. (e)	3,792,162
	250,019	Occidental Petroleum Corp. (e)	16,021,218
	79,542	Peabody Energy Corp.	3,807,676
	35,908	Sunoco, Inc.	2,541,568
	41,000	Tesoro Corp.	1,886,820
	164,460	Valero Energy Corp.	11,048,423
	171,567	Williams Cos., Inc.	5,843,572
	109,863	XTO Energy, Inc.	6,793,928

			365,975,875

Paper & Forest Products - 0.3%	135,984	International Paper Co. (e)	4,877,746
	56,915	MeadWestvaco Corp.	1,680,700
	63,612	Weyerhaeuser Co.	4,599,148

			11,157,594

Personal Products - 0.2%	135,658	Avon Products, Inc.	5,091,245
	36,532	The Estee Lauder Cos., Inc. Class A	1,551,149

			6,642,394

Pharmaceuticals - 6.1%	459,554	Abbott Laboratories (e)	24,641,285
	87,408	Allergan, Inc. (e)	5,635,194
	30,459	Barr Pharmaceuticals, Inc. (a)	1,733,422
	582,631	Bristol-Myers Squibb Co.	16,791,425
	288,056	Eli Lilly & Co.	16,399,028
	92,274	Forest Laboratories, Inc. (a)	3,440,897
	860,737	Johnson & Johnson	56,550,421
	67,873	King Pharmaceuticals, Inc. (a)	795,472
	645,025	Merck & Co., Inc.	33,341,342

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments as of September 30, 2007

Industry	Shares Held	Common Stocks	Value
	72,443	Mylan Laboratories Inc.	$1,156,190
	2,060,030	Pfizer, Inc.	50,326,533
	445,022	Schering-Plough Corp.	14,076,046
	30,907	Watson Pharmaceuticals, Inc. (a)	1,001,387
	399,834	Wyeth	17,812,605

			243,701,247

Real Estate Investment Trusts (REITs) - 1.2%	26,231	Apartment Investment & Management Co. Class A	1,183,805
	61,986	Archstone-Smith Trust	3,727,838
	21,168	AvalonBay Communities, Inc.	2,499,094
	32,346	Boston Properties, Inc.	3,360,749
	37,675	Developers Diversified Realty Corp.	2,104,902
	89,636	Equity Residential	3,796,981
	78,600	General Growth Properties, Inc. (e)	4,214,532
	162,795	Host Marriott Corp. (e)	3,653,120
	68,641	Kimco Realty Corp.	3,103,260
	51,930	Plum Creek Timber Co., Inc.	2,324,387
	81,264	ProLogis	5,391,866
	35,046	Public Storage	2,756,368
	64,283	Simon Property Group, Inc. (e)	6,428,300
	37,263	Vornado Realty Trust (e)	4,074,709

			48,619,911

Real Estate Management & Development - 0.0%	54,791	CB Richard Ellis Group, Inc. (a)	1,525,381

Road & Rail - 0.7%	93,202	Burlington Northern Santa Fe Corp.	7,565,206
	125,610	CSX Corp.	5,367,315
	118,902	Norfolk Southern Corp.	6,172,203
	17,447	Ryder System, Inc.	854,903
	76,505	Union Pacific Corp.	8,649,655

			28,609,282

Semiconductors & Semiconductor Equipment - 2.7%	154,182	Advanced Micro Devices, Inc. (a)	2,035,202
	112,104	Altera Corp.	2,699,464
	99,798	Analog Devices, Inc.	3,608,696
	397,580	Applied Materials, Inc. (e)	8,229,906
	134,264	Broadcom Corp. Class A (a)(e)	4,892,580
	1,736,753	Intel Corp.	44,912,433
	54,766	KLA-Tencor Corp.	3,054,847
	219,575	LSI Logic Corp. (a)	1,629,247
	67,669	Linear Technology Corp. (e)	2,367,738
	63,700	MEMC Electronic Materials, Inc. (a)	3,749,382
	65,800	Microchip Technology, Inc.	2,389,856
	209,443	Micron Technology, Inc. (a)(e)	2,324,817
	79,434	National Semiconductor Corp.	2,154,250
	41,092	Novellus Systems, Inc. (a)	1,120,168
	163,011	Nvidia Corp. (a)	5,907,519
	54,861	Teradyne, Inc. (a)	757,082
	425,012	Texas Instruments, Inc.	15,551,189
	97,426	Xilinx, Inc.	2,546,716

			109,931,092

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments as of September 30, 2007

Industry	Shares Held	Common Stocks	Value
Software - 3.2%	172,676	Adobe Systems, Inc. (a)	$7,539,034
	70,723	Autodesk, Inc. (a)	3,534,028
	62,689	BMC Software, Inc. (a)	1,957,777
	125,624	CA, Inc.	3,231,049
	48,698	Citrix Systems, Inc. (a)	1,963,503
	101,071	Compuware Corp. (a)	810,589
	88,482	Electronic Arts, Inc. (a)	4,954,107
	95,496	Intuit, Inc. (a)	2,893,529
	2,397,787	Microsoft Corp.	70,638,805
	107,131	Novell, Inc. (a)	818,481
	1,183,719	Oracle Corp. (a)	25,627,516
	265,318	Symantec Corp. (a)(e)	5,141,863

			129,110,281

Specialty Retail - 1.6%	26,482	Abercrombie & Fitch Co. Class A	2,137,097
	53,613	AutoNation, Inc. (a)	950,022
	15,564	AutoZone, Inc. (a)	1,807,603
	77,966	Bed Bath & Beyond, Inc. (a)	2,660,200
	115,557	Best Buy Co., Inc. (e)	5,317,933
	34,046	Circuit City Stores, Inc.	269,304
	155,799	The Gap, Inc.	2,872,934
	513,573	Home Depot, Inc. (e)	16,660,308
	103,543	Limited Brands, Inc.	2,370,099
	439,689	Lowe’s Cos., Inc. (e)	12,320,086
	81,247	Office Depot, Inc. (a)	1,675,313
	24,642	OfficeMax, Inc.	844,481
	44,829	RadioShack Corp.	926,167
	30,048	The Sherwin-Williams Co.	1,974,454
	212,493	Staples, Inc.	4,566,475
	139,672	TJX Cos., Inc. (e)	4,060,265
	40,963	Tiffany & Co.	2,144,413

			63,557,154

Textiles, Apparel & Luxury Goods - 0.4%	110,708	Coach, Inc. (a)	5,233,167
	35,167	Jones Apparel Group, Inc.	743,079
	29,140	Liz Claiborne, Inc.	1,000,376
	109,555	Nike, Inc. Class B	6,426,496
	18,318	Polo Ralph Lauren Corp.	1,424,225
	29,494	VF Corp.	2,381,641

			17,208,984

Thrifts & Mortgage Finance - 1.2%	171,345	Countrywide Financial Corp. (e)	3,257,268
	289,451	Fannie Mae	17,601,515
	200,819	Freddie Mac	11,850,329
	148,319	Hudson City Bancorp, Inc. (e)	2,281,146
	24,344	MGIC Investment Corp.	786,555
	107,565	Sovereign Bancorp, Inc.	1,832,908
	266,859	Washington Mutual, Inc.	9,422,791

			47,032,512

Tobacco - 1.2%	626,037	Altria Group, Inc.	43,528,353
	49,861	Reynolds American, Inc. (e)	3,170,661
	48,226	UST, Inc.	2,392,010

			49,091,024

Trading Companies & Distributors - 0.1%	23,692	WW Grainger, Inc.	2,160,473

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments as of September 30, 2007

Industry	Shares Held	Common Stocks	Value
Wireless Telecommunication Services - 0.6%	103,948	Alltel Corp.	$7,243,097
	861,752	Sprint Nextel Corp.	16,373,288

			23,616,385

		Total Common Stocks (Cost - $2,903,530,543) - 99.6%	4,004,023,241

	Beneficial Interest	Short-Term Securities
	$20,180,359	BlackRock Liquidity Series, LLC Cash Sweep
		Series, 5.22% (b)(c)	20,180,359
	416,838,650	BlackRock Liquidity Series, LLC Money Market
		Series, 5.26% (b)(c)(f)	416,838,650

		Total Short-Term Securities (Cost - $437,019,009) - 10.8%	437,019,009

		Total Investments (Cost - $3,340,549,552*) - 110.4%	4,441,042,250
		Liabilities in Excess of Other Assets - (10.4%)	(420,026,492)

		Net Assets - 100.0%	$4,021,015,758

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,877,193,597

Gross unrealized appreciation	$1,615,772,134
Gross unrealized depreciation	(51,923,481)

Net unrealized appreciation	$1,563,848,653

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost	Realized Gain	Interest/Dividend Income
BlackRock Liquidity Series, LLC Cash Sweep Series	—	$27,733,866++	—	$2,144,727
BlackRock Liquidity Series, LLC Money Market Series	$81,496,850+	—	—	$395,736
Merrill Lynch & Co., Inc.	$2,802,808	$415,500	$195,324	$223,675
The PNC Financial Services Group, Inc.	$1,629,722	$342,897	$65,683	$148,313

+	Represents net purchase cost.

++	Represents net sale cost.

(c)	Represents the current yield as of September 30, 2007.

(d)	All or a portion of security held as collateral in connection with open financial futures contracts.

(e)	Security, or a portion of security, is on loan.

(f)	Security was purchased with the cash proceeds from securities loans.

•	For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Financial futures contracts purchased as of September 30, 2007 were as follows:

Number of Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
62	S&P 500 Index	December 2007	$22,807,839	$1,032,711

Master S&P 500 Index Series of Quantitative Master Series Trust

Schedule of Investments as of December 31, 2006

Industry	Shares Held	Common Stocks	Value
Aerospace & Defense - 2.3%	172,420	Boeing Co.	$15,317,793
	83,996	General Dynamics Corp.	6,245,103
	30,187	Goodrich Corp.	1,375,018
	171,677	Honeywell International, Inc.	7,766,667
	23,874	L-3 Communications Holdings, Inc.	1,952,416
	73,870	Lockheed Martin Corp.	6,801,211
	76,952	Northrop Grumman Corp.	5,209,650
	95,774	Raytheon Co.	5,056,867
	37,015	Rockwell Collins, Inc.	2,342,679
	220,196	United Technologies Corp.	13,766,654

			65,834,058

Air Freight & Logistics - 0.9%	63,908	FedEx Corp.	6,941,687
	234,300	United Parcel Service, Inc. Class B (e)	17,567,814

			24,509,501

Airlines - 0.1%	163,995	Southwest Airlines Co.	2,512,403

Auto Components - 0.1%	47,593	The Goodyear Tire & Rubber Co. (a)(e)	998,977
	39,620	Johnson Controls, Inc.	3,404,150

			4,403,127

Automobiles - 0.4%	393,999	Ford Motor Co. (e)	2,958,932
	125,106	General Motors Corp.	3,843,256
	54,259	Harley-Davidson, Inc.	3,823,632

			10,625,820

Beverages - 2.1%	161,185	Anheuser-Busch Cos., Inc.	7,930,302
	20,588	Brown-Forman Corp. Class B	1,363,749
	441,928	The Coca-Cola Co.	21,323,026
	71,587	Coca-Cola Enterprises, Inc.	1,461,807
	45,500	Constellation Brands, Inc. Class A (a)	1,320,410
	12,783	Molson Coors Brewing Co. Class B	977,133
	35,922	Pepsi Bottling Group, Inc.	1,110,349
	357,388	PepsiCo, Inc.	22,354,619

			57,841,395

Biotechnology - 1.3%	253,747	Amgen, Inc. (a)	17,333,458
	75,340	Biogen Idec, Inc. (a)	3,705,975
	75,336	Celgene Corp. (a)	4,334,080
	54,080	Genzyme Corp. (a)	3,330,246
	95,600	Gilead Sciences, Inc. (a)	6,207,308
	56,852	Medimmune, Inc. (a)	1,840,299

			36,751,366

Building Products - 0.2%	42,900	American Standard Cos., Inc.	1,966,965
	92,779	Masco Corp. (e)	2,771,309

			4,738,274

Capital Markets - 3.8%	56,776	Ameriprise Financial, Inc.	3,094,292
	162,495	The Bank of New York Co., Inc.	6,397,428
	24,311	The Bear Stearns Cos., Inc.	3,957,345
	235,268	The Charles Schwab Corp.	4,550,083

Master S&P 500 Index Series of Quantitative Master Series Trust

Schedule of Investments as of December 31, 2006

Industry	Shares Held	Common Stocks	Value
	86,100	E*Trade Financial Corp. (a)	$1,930,362
	20,700	Federated Investors, Inc. Class B	699,246
	35,786	Franklin Resources, Inc.	3,942,544
	94,300	Goldman Sachs Group, Inc. (e)	18,798,705
	49,505	Janus Capital Group, Inc.	1,068,813
	29,900	Legg Mason, Inc.	2,841,995
	115,556	Lehman Brothers Holdings, Inc.	9,027,235
	87,016	Mellon Financial Corp. (e)	3,667,724
	192,167	Merrill Lynch & Co., Inc. (b)	17,890,748
	234,498	Morgan Stanley	19,095,172
	44,727	Northern Trust Corp.	2,714,482
	76,023	State Street Corp.	5,126,991
	52,948	T. Rowe Price Group, Inc.	2,317,534

			107,120,699

Chemicals - 1.5%	46,547	Air Products & Chemicals, Inc.	3,271,323
	16,858	Ashland, Inc.	1,166,236
	207,976	The Dow Chemical Co.	8,306,561
	193,173	E.I. du Pont de Nemours & Co.	9,409,457
	19,550	Eastman Chemical Co.	1,159,511
	44,814	Ecolab, Inc.	2,025,593
	21,359	Hercules, Inc. (a)	412,442
	19,096	International Flavors & Fragrances, Inc.	938,759
	119,554	Monsanto Co.	6,280,172
	35,787	PPG Industries, Inc.	2,297,883
	68,146	Praxair, Inc.	4,043,102
	36,603	Rohm & Haas Co.	1,871,145
	15,223	Sigma-Aldrich Corp.	1,183,132

			42,365,316

Commercial Banks - 4.1%	118,100	BB&T Corp. (e)	5,188,133
	39,691	Comerica, Inc.	2,329,068
	34,300	Commerce Bancorp, Inc.	1,209,761
	27,002	Compass Bancshares, Inc.	1,610,669
	123,056	Fifth Third Bancorp (e)	5,036,682
	33,100	First Horizon National Corp.	1,382,918
	54,029	Huntington Bancshares, Inc. (e)	1,283,189
	90,510	KeyCorp	3,442,095
	19,100	M&T Bank Corp.	2,333,256
	49,500	Marshall & Ilsley Corp. (e)	2,381,445
	123,456	National City Corp. (e)	4,513,551
	67,468	PNC Financial Services Group, Inc. (b)(e)	4,995,331
	155,823	Regions Financial Corp.	5,827,780
	75,599	SunTrust Banks, Inc.	6,384,336
	61,351	Synovus Financial Corp.	1,891,451
	385,265	U.S. Bancorp (e)	13,942,740
	420,718	Wachovia Corp. (e)	23,959,890
	729,944	Wells Fargo & Co.	25,956,809
	19,702	Zions Bancorp.	1,624,233

			115,293,337

Master S&P 500 Index Series of Quantitative Master Series Trust

Schedule of Investments as of December 31, 2006

Industry	Shares Held	Common Stocks	Value
Commercial Services & Supplies - 0.5%	55,678	Allied Waste Industries, Inc. (a)	$684,283
	22,458	Avery Dennison Corp.	1,525,572
	35,002	Cintas Corp.	1,389,929
	29,002	Equifax, Inc.	1,177,481
	24,239	Monster Worldwide, Inc. (a)	1,130,507
	48,482	Pitney Bowes, Inc.	2,239,384
	41,795	RR Donnelley & Sons Co.	1,485,394
	35,811	Robert Half International, Inc.	1,329,304
	114,014	Waste Management, Inc.	4,192,295

			15,154,149

Communications Equipment - 2.7%	22,465	ADC Telecommunications, Inc. (a)	326,417
	98,682	Avaya, Inc. (a)	1,379,574
	16,670	Ciena Corp. (a)	461,926
	1,323,271	Cisco Systems, Inc. (a)(e)	36,164,996
	44,143	Comverse Technology, Inc. (a)	931,859
	341,475	Corning, Inc. (a)	6,388,997
	42,923	JDS Uniphase Corp. (a)	715,097
	128,700	Juniper Networks, Inc. (a)	2,437,578
	538,369	Motorola, Inc.	11,068,867
	361,460	QUALCOMM, Inc.	13,659,573
	108,487	Tellabs, Inc. (a)	1,113,077

			74,647,961

Computers & Peripherals - 3.7%	185,534	Apple Computer, Inc. (a)	15,740,705
	484,616	Dell, Inc. (a)	12,159,015
	496,354	EMC Corp. (a)(e)	6,551,873
	599,517	Hewlett-Packard Co.	24,694,105
	333,167	International Business Machines Corp.	32,367,174
	20,439	Lexmark International, Inc. Class A (a)	1,496,135
	38,536	NCR Corp. (a)	1,647,799
	84,921	Network Appliance, Inc. (a)	3,335,697
	42,016	QLogic Corp. (a)	920,991
	40,000	Sandisk Corp. (a)	1,721,200
	735,056	Sun Microsystems, Inc. (a)	3,984,004

			104,618,698

Construction & Engineering - 0.0%	17,161	Fluor Corp.	1,401,196

Construction Materials - 0.1%	20,647	Vulcan Materials Co.	1,855,546

Consumer Finance - 1.0%	266,084	American Express Co.	16,143,316
	87,767	Capital One Financial Corp.	6,742,261
	91,830	SLM Corp.	4,478,549

			27,364,126

Containers & Packaging - 0.2%	23,760	Ball Corp.	1,035,936
	22,136	Bemis Co.	752,181
	32,425	Pactiv Corp. (a)	1,157,248
	17,869	Sealed Air Corp.	1,160,055
	28,506	Temple-Inland, Inc.	1,312,131

			5,417,551

Master S&P 500 Index Series of Quantitative Master Series Trust

Schedule of Investments as of December 31, 2006

Industry	Shares Held	Common Stocks	Value
Distributors - 0.1%	36,714	Genuine Parts Co.	$1,741,345
Diversified Consumer Services - 0.1%	28,200	Apollo Group, Inc. Class A (a)	1,098,954
	78,070	H&R Block, Inc. (e)	1,798,733

			2,897,687

Diversified Financial Services - 5.6%	983,934	Bank of America Corp.	52,532,236
	46,500	CIT Group, Inc.	2,593,305
	7,300	Chicago Mercantile Exchange Holdings, Inc.	3,721,175
	1,071,936	Citigroup, Inc.	59,706,835
	755,056	JPMorgan Chase & Co.	36,469,205
	54,180	Moody’s Corp.	3,741,671

			158,764,427

Diversified Telecommunication	847,035	AT&T, Inc. (e)	30,281,501
Services - 2.9%	396,334	BellSouth Corp.	18,671,295
	27,377	CenturyTel, Inc.	1,195,280
	85,318	Citizens Communications Co.	1,226,020
	28,475	Embarq Corp.	1,496,646
	348,445	Qwest Communications International Inc. (a)	2,916,485
	629,028	Verizon Communications, Inc.	23,425,003
	92,680	Windstream Corp.	1,317,910

			80,530,140

Electric Utilities - 1.5%	32,320	Allegheny Energy, Inc. (a)	1,483,811
	92,320	American Electric Power Co., Inc.	3,930,986
	69,699	Edison International	3,169,911
	41,755	Entergy Corp.	3,854,822
	148,528	Exelon Corp.	9,192,398
	93,214	FPL Group, Inc.	5,072,706
	66,616	FirstEnergy Corp.	4,016,945
	78,164	PPL Corp.	2,801,398
	18,732	Pinnacle West Capital Corp.	949,525
	60,626	Progress Energy, Inc.	2,975,524
	161,223	The Southern Co.	5,942,680

			43,390,706

Electrical Equipment - 0.5%	41,544	American Power Conversion Corp.	1,270,831
	19,152	Cooper Industries Ltd. Class A	1,731,915
	181,696	Emerson Electric Co.	8,007,343
	37,915	Rockwell Automation, Inc.	2,315,848

			13,325,937

Electronic Equipment & Instruments - 0.3%	93,554	Agilent Technologies, Inc. (a)	3,260,357
	34,764	Jabil Circuit, Inc.	853,456
	35,762	Molex, Inc. (e)	1,131,152
	134,863	Sanmina-SCI Corp. (a)	465,277
	185,312	Solectron Corp. (a)	596,705
	51,100	Symbol Technologies, Inc.	763,434
	18,636	Tektronix, Inc.	543,612

			7,613,993

Master S&P 500 Index Series of Quantitative Master Series Trust

Schedule of Investments as of December 31, 2006

Industry	Shares Held	Common Stocks	Value
Energy Equipment & Services - 1.7%	63,700	BJ Services Co.	$1,867,684
	70,044	Baker Hughes, Inc. (e)	5,229,485
	224,008	Halliburton Co.	6,955,448
	61,530	Nabors Industries Ltd. (a)	1,832,364
	36,636	National Oilwell Varco, Inc. (a)	2,241,390
	26,579	Noble Corp. (e)	2,023,991
	27,772	Rowan Cos., Inc.	922,030
	258,608	Schlumberger Ltd. (e)	16,333,681
	42,600	Smith International, Inc.	1,749,582
	66,541	Transocean, Inc. (a)(e)	5,382,502
	79,500	Weatherford International Ltd. (a)	3,322,305

			47,860,462

Food & Staples Retailing - 2.1%	180,936	CVS Corp.	5,592,732
	97,224	Costco Wholesale Corp.	5,140,233
	155,624	The Kroger Co.	3,590,246
	39,332	SUPERVALU Inc.	1,406,119
	127,100	SYSCO Corp. (e)	4,672,196
	90,458	Safeway, Inc.	3,126,228
	536,855	Wal-Mart Stores, Inc. (e)	24,791,964
	213,424	Walgreen Co.	9,794,027
	27,800	Whole Foods Market, Inc.	1,304,654

			59,418,399

Food Products - 1.1%	140,634	Archer Daniels Midland Co.	4,494,663
	47,135	Campbell Soup Co.	1,833,080
	103,378	ConAgra Foods, Inc.	2,791,206
	30,500	Dean Foods Co. (a)	1,289,540
	71,760	General Mills, Inc.	4,133,376
	65,836	HJ Heinz Co.	2,963,278
	43,256	The Hershey Co. (e)	2,154,149
	57,965	Kellogg Co. (e)	2,901,728
	28,600	McCormick & Co., Inc.	1,102,816
	164,541	Sara Lee Corp.	2,802,133
	58,000	Tyson Foods, Inc. Class A	954,100
	51,912	Wm. Wrigley Jr. Co. (e)	2,684,889

			30,104,958

Gas Utilities - 0.1%	9,054	Nicor, Inc.	423,727
	7,804	Peoples Energy Corp.	347,824
	18,600	Questar Corp.	1,544,730

			2,316,281

Health Care Equipment & Supplies - 1.6%	9,287	Bausch & Lomb, Inc.	483,481
	136,627	Baxter International, Inc.	6,338,127
	52,795	Becton Dickinson & Co.	3,703,569
	58,635	Biomet, Inc.	2,419,866
	256,971	Boston Scientific Corp. (a)	4,414,762
	25,218	CR Bard, Inc. (e)	2,092,337
	32,411	Hospira, Inc. (a)	1,088,361
	249,840	Medtronic, Inc. (e)	13,368,938
	73,788	St. Jude Medical, Inc. (a)	2,697,689

Master S&P 500 Index Series of Quantitative Master Series Trust

Schedule of Investments as of December 31, 2006

Industry	Shares Held	Common Stocks	Value
	67,610	Stryker Corp.	$3,725,987
	50,877	Zimmer Holdings, Inc. (a)	3,987,739

			44,320,856

Health Care Providers & Services - 2.4%	118,468	Aetna, Inc.	5,115,448
	48,286	AmerisourceBergen Corp.	2,170,939
	91,591	Cardinal Health, Inc.	5,901,208
	94,135	Caremark Rx, Inc.	5,376,050
	22,796	Cigna Corp.	2,999,270
	37,900	Coventry Health Care, Inc. (a)	1,896,895
	27,400	Express Scripts, Inc. (a)	1,961,840
	59,400	Health Management Associates, Inc. Class A	1,253,934
	33,104	Humana, Inc. (a)	1,830,982
	28,900	Laboratory Corp. of America Holdings (a)	2,123,283
	13,504	Manor Care, Inc.	633,608
	67,484	McKesson Corp.	3,421,439
	66,501	Medco Health Solutions, Inc. (a)	3,553,813
	31,600	Patterson Cos., Inc. (a)	1,122,116
	38,500	Quest Diagnostics, Inc. (e)	2,040,500
	97,737	Tenet Healthcare Corp. (a)	681,227
	291,956	UnitedHealth Group, Inc.	15,686,796
	134,184	WellPoint, Inc. (a)	10,558,939

			68,328,287

Health Care Technology - 0.0%	44,540	IMS Health, Inc. (e)	1,223,959

Hotels, Restaurants & Leisure - 1.6%	91,680	Carnival Corp.	4,496,904
	33,007	Darden Restaurants, Inc.	1,325,891
	36,830	Harrah’s Entertainment, Inc.	3,046,578
	79,031	Hilton Hotels Corp.	2,758,182
	77,920	International Game Technology (e)	3,599,904
	76,554	Marriott International, Inc. Class A	3,653,157
	264,218	McDonald’s Corp.	11,712,784
	158,624	Starbucks Corp. (a)	5,618,462
	43,468	Starwood Hotels & Resorts Worldwide, Inc.	2,716,750
	22,072	Wendy’s International, Inc.	730,362
	45,625	Wyndham Worldwide Corp. (a)	1,460,913
	56,034	Yum! Brands, Inc.	3,294,799

			44,414,686

Household Durables - 0.6%	13,742	Black & Decker Corp.	1,098,948
	28,468	Centex Corp.	1,601,894
	59,600	DR Horton, Inc.	1,578,804
	30,715	Fortune Brands, Inc. (e)	2,622,754
	14,900	Harman International Industries, Inc.	1,488,659
	14,522	KB Home	744,688
	40,316	Leggett & Platt, Inc.	963,552
	33,322	Lennar Corp. Class A	1,748,072
	56,754	Newell Rubbermaid, Inc.	1,643,028
	50,072	Pulte Homes, Inc.	1,658,385
	12,252	Snap-On, Inc.	583,685

Master S&P 500 Index Series of Quantitative Master Series Trust

Schedule of Investments as of December 31, 2006

Industry	Shares Held	Common Stocks	Value
	16,743	The Stanley Works	$842,005
	14,581	Whirlpool Corp.	1,210,515

			17,784,989

Household Products - 2.1%	36,298	Clorox Co.	2,328,517
	107,581	Colgate-Palmolive Co.	7,018,584
	95,123	Kimberly-Clark Corp.	6,463,608
	692,764	The Procter & Gamble Co.	44,523,942

			60,334,651

IT Services - 1.1%	22,700	Affiliated Computer Services, Inc. Class A (a)	1,108,668
	125,780	Automatic Data Processing, Inc. (e)	6,194,665
	29,700	Cognizant Technology Solutions Corp. (a)	2,291,652
	37,650	Computer Sciences Corp. (a)	2,009,381
	30,514	Convergys Corp. (a)	725,623
	110,887	Electronic Data Systems Corp.	3,054,937
	35,400	Fidelity National Information Services, Inc.	1,419,186
	163,600	First Data Corp.	4,175,072
	42,992	Fiserv, Inc. (a)	2,253,641
	77,558	Paychex, Inc.	3,066,643
	28,973	Sabre Holdings Corp. Class A	923,949
	68,782	Unisys Corp. (a)	539,251
	163,600	The Western Union Co.	3,667,912

			31,430,580

Independent Power Producers & Energy Traders - 0.4%	139,260	The AES Corp. (a)	3,069,291
	42,349	Constellation Energy Group, Inc.	2,916,576
	92,666	Dynegy, Inc. Class A (a)	670,902
	97,644	TXU Corp.	5,293,281

			11,950,050

Industrial Conglomerates - 4.0%	163,288	3M Co.	12,725,034
	2,242,081	General Electric Co.	83,427,834
	26,714	Textron, Inc.	2,504,972
	445,125	Tyco International Ltd.	13,531,800

			112,189,640

Insurance - 4.8%	66,210	ACE Ltd.	4,010,340
	22,166	AMBAC Financial Group, Inc.	1,974,326
	67,285	AON Corp. (e)	2,377,852
	108,399	Aflac, Inc.	4,986,354
	132,344	The Allstate Corp.	8,616,918
	563,307	American International Group, Inc.	40,366,580
	86,806	Chubb Corp.	4,592,905
	37,091	Cincinnati Financial Corp.	1,680,593
	91,000	Genworth Financial, Inc. Class A	3,113,110
	65,325	Hartford Financial Services Group, Inc. (e)	6,095,476
	66,416	Lincoln National Corp.	4,410,022
	94,670	Loews Corp.	3,925,965
	33,445	MBIA, Inc.	2,443,492
	118,298	Marsh & McLennan Cos., Inc.	3,627,017
	166,642	MetLife, Inc. (e)	9,833,544

Master S&P 500 Index Series of Quantitative Master Series Trust

Schedule of Investments as of December 31, 2006

Industry	Shares Held	Common Stocks	Value
	63,400	Principal Financial Group, Inc.	$3,721,580
	171,000	The Progressive Corp.	4,141,620
	102,400	Prudential Financial, Inc.	8,792,064
	29,822	Safeco Corp.	1,865,366
	149,927	The St. Paul Travelers Cos., Inc.	8,049,581
	23,556	Torchmark Corp.	1,501,931
	65,967	UnumProvident Corp.	1,370,794
	35,105	XL Capital Ltd. Class A	2,528,262

			134,025,692

Internet & Catalog Retail - 0.2%	63,600	Amazon.com, Inc. (a)(e)	2,509,656
	48,500	IAC/InterActiveCorp (a)	1,802,260

			4,311,916

Internet Software & Services - 1.3%	249,500	eBay, Inc. (a)(e)	7,502,465
	46,170	Google, Inc. Class A (a)	21,260,362
	58,400	VeriSign, Inc. (a)	1,404,520
	274,760	Yahoo!, Inc. (a)	7,017,370

			37,184,717

Leisure Equipment & Products - 0.2%	19,264	Brunswick Corp.	614,522
	68,653	Eastman Kodak Co. (e)	1,771,247
	36,794	Hasbro, Inc.	1,002,637
	82,934	Mattel, Inc.	1,879,284

			5,267,690

Life Sciences Tools & Services - 0.3%	42,755	Applera Corp. - Applied Biosystems Group	1,568,681
	9,055	Millipore Corp. (a)	603,063
	22,784	PerkinElmer, Inc.	506,488
	93,757	Thermo Electron Corp. (a)	4,246,255
	25,120	Waters Corp. (a)	1,230,126

			8,154,613

Machinery - 1.4%	140,988	Caterpillar, Inc.	8,646,794
	9,909	Cummins, Inc.	1,171,046
	52,550	Danaher Corp. (e)	3,806,722
	47,998	Deere & Co.	4,563,170
	42,659	Dover Corp.	2,091,144
	35,750	Eaton Corp.	2,686,255
	38,292	ITT Corp.	2,175,751
	85,842	Illinois Tool Works, Inc. (e)	3,965,042
	75,396	Ingersoll-Rand Co. Class A	2,950,246
	53,961	PACCAR, Inc. (e)	3,502,069
	25,903	Pall Corp.	894,949
	26,588	Parker Hannifin Corp.	2,044,085
	22,300	Terex Corp. (a)	1,440,134

			39,937,407

Media - 3.7%	159,781	CBS Corp. Class B	4,981,972
	115,954	Clear Channel Communications, Inc.	4,121,005
	403,943	Comcast Corp. Class A (a)	17,098,907
	49,905	Comcast Corp. Special Class A (a)(e)	2,090,021

Master S&P 500 Index Series of Quantitative Master Series Trust

Schedule of Investments as of December 31, 2006

Industry	Shares Held	Common Stocks	Value
	169,100	The DIRECTV Group, Inc. (a)	$4,217,354
	16,719	Dow Jones & Co., Inc. (e)	635,322
	18,700	EW Scripps Co. Class A	933,878
	47,179	Gannett Co., Inc.	2,852,442
	84,930	Interpublic Group of Cos., Inc. (a)	1,039,543
	79,716	The McGraw-Hill Cos., Inc.	5,422,282
	10,421	Meredith Corp.	587,223
	30,847	New York Times Co. Class A (e)	751,433
	519,200	News Corp. Class A (e)	11,152,416
	34,797	Omnicom Group	3,637,678
	881,484	Time Warner, Inc.	19,198,722
	40,942	Tribune Co.	1,260,195
	54,371	Univision Communications, Inc. Class A (a)	1,925,821
	161,281	Viacom, Inc. Class B (a)	6,617,359
	461,947	Walt Disney Co. (e)	15,830,924

			104,354,497

Metals & Mining - 0.9%	186,445	Alcoa, Inc.	5,595,214
	20,628	Allegheny Technologies, Inc.	1,870,547
	40,134	Freeport-McMoRan Copper & Gold, Inc. Class B	2,236,668
	92,686	Newmont Mining Corp.	4,184,773
	68,664	Nucor Corp.	3,753,174
	42,776	Phelps Dodge Corp.	5,121,143
	26,322	United States Steel Corp.	1,925,191

			24,686,710

Multi-Utilities - 1.4%	41,781	Ameren Corp.	2,244,893
	57,314	CMS Energy Corp. (a)	957,144
	65,870	Centerpoint Energy, Inc.	1,092,125
	47,725	Consolidated Edison, Inc.	2,294,141
	34,838	DTE Energy Co. (e)	1,686,508
	72,953	Dominion Resources, Inc.	6,116,380
	271,546	Duke Energy Corp.	9,018,043
	33,261	KeySpan Corp.	1,369,688
	51,337	NiSource, Inc.	1,237,222
	81,277	PG&E Corp. (e)	3,846,840
	900	Progress Energy, Inc. (a)(e)	279
	57,664	Public Service Enterprise Group, Inc.	3,827,736
	52,638	Sempra Energy	2,949,834
	40,796	TECO Energy, Inc.	702,915
	83,702	Xcel Energy, Inc.	1,930,168

			39,273,916

Multiline Retail - 1.2%	23,995	Big Lots, Inc. (a)	549,965
	17,564	Dillard’s, Inc. Class A	614,213
	65,950	Dollar General Corp.	1,059,157
	39,464	Family Dollar Stores, Inc.	1,157,479
	114,780	Federated Department Stores (e)	4,376,561
	49,998	JC Penney Co., Inc.	3,867,845
	70,309	Kohl’s Corp. (a)	4,811,245
	51,572	Nordstrom, Inc.	2,544,562

Master S&P 500 Index Series of Quantitative Master Series Trust

Schedule of Investments as of December 31, 2006

Industry	Shares Held	Common Stocks	Value
	19,307	Sears Holdings Corp. (a)	$3,242,225
	181,835	Target Corp. (e)	10,373,687

			32,596,939

Office Electronics - 0.1%	207,602	Xerox Corp. (a)	3,518,854

Oil, Gas & Consumable Fuels - 8.0%	96,322	Anadarko Petroleum Corp.	4,191,933
	67,342	Apache Corp.	4,478,916
	78,500	Chesapeake Energy Corp. (e)	2,280,425
	478,560	Chevron Corp.	35,188,517
	359,960	ConocoPhillips	25,899,122
	38,800	Consol Energy, Inc.	1,246,644
	99,094	Devon Energy Corp.	6,647,226
	55,340	EOG Resources, Inc.	3,455,983
	144,615	El Paso Corp.	2,209,717
	1,270,212	Exxon Mobil Corp. (d)	97,336,346
	48,501	Hess Corp. (e)	2,404,195
	25,134	Kinder Morgan, Inc.	2,657,921
	75,572	Marathon Oil Corp.	6,990,410
	39,400	Murphy Oil Corp.	2,003,490
	183,658	Occidental Petroleum Corp. (e)	8,968,020
	58,600	Peabody Energy Corp.	2,368,026
	26,270	Sunoco, Inc.	1,638,197
	135,400	Valero Energy Corp.	6,927,064
	123,586	Williams Cos., Inc. (e)	3,228,066
	77,833	XTO Energy, Inc.	3,662,043

			223,782,261

Paper & Forest Products - 0.3%	106,062	International Paper Co. (e)	3,616,714
	42,472	MeadWestvaco Corp.	1,276,708
	49,061	Weyerhaeuser Co.	3,466,160

			8,359,582

Personal Products - 0.2%	100,760	Avon Products, Inc.	3,329,110
	27,300	The Estee Lauder Cos., Inc. Class A	1,114,386

			4,443,496

Pharmaceuticals - 6.2%	331,217	Abbott Laboratories (e)	16,133,580
	31,264	Allergan, Inc. (e)	3,743,551
	22,000	Barr Pharmaceuticals, Inc. (a)	1,102,640
	419,661	Bristol-Myers Squibb Co.	11,045,478
	217,377	Eli Lilly & Co.	11,325,342
	67,064	Forest Laboratories, Inc. (a)	3,393,438
	635,977	Johnson & Johnson	41,987,202
	48,555	King Pharmaceuticals, Inc. (a)	772,996
	471,757	Merck & Co., Inc.	20,568,605
	53,000	Mylan Laboratories	1,057,880
	1,580,581	Pfizer, Inc.	40,937,048
	327,525	Schering-Plough Corp.	7,742,691
	22,781	Watson Pharmaceuticals, Inc. (a)	592,989
	291,699	Wyeth	14,853,313

			175,256,753

Master S&P 500 Index Series of Quantitative Master Series Trust

Schedule of Investments as of December 31, 2006

Industry	Shares Held	Common Stocks	Value
Real Estate Investment Trusts (REITs) - 1.1%	18,500	Apartment Investment & Management Co. Class A	$1,036,370
	43,800	Archstone-Smith Trust	2,549,598
	22,200	Boston Properties, Inc.	2,483,736
	71,764	Equity Office Properties Trust	3,456,872
	68,240	Equity Residential	3,463,180
	43,600	Kimco Realty Corp.	1,959,820
	37,900	Plum Creek Timber Co., Inc.	1,510,315
	57,600	ProLogis	3,500,352
	25,300	Public Storage, Inc.	2,466,750
	45,000	Simon Property Group, Inc. (e)	4,558,050
	27,500	Vornado Realty Trust	3,341,250

			30,326,293

Real Estate Management & Development - 0.1%	40,000	CB Richard Ellis Group, Inc. (a)	1,328,000
	50,244	Realogy Corp. (a)	1,523,398

			2,851,398

Road & Rail - 0.7%	75,794	Burlington Northern Santa Fe Corp. (e)	5,594,355
	90,956	CSX Corp.	3,131,615
	87,442	Norfolk Southern Corp.	4,397,458
	12,674	Ryder System, Inc.	647,134
	57,576	Union Pacific Corp.	5,298,144

			19,068,706

Semiconductors & Semiconductor Equipment - 2.4%	110,147	Advanced Micro Devices, Inc. (a)	2,241,492
	83,890	Altera Corp. (a)	1,650,955
	79,316	Analog Devices, Inc.	2,607,117
	291,176	Applied Materials, Inc.	5,372,197
	96,421	Broadcom Corp. Class A (a)	3,115,363
	1,252,831	Intel Corp.	25,369,828
	38,937	Kla-Tencor Corp.	1,937,116
	78,566	LSI Logic Corp. (a)	707,094
	57,499	Linear Technology Corp.	1,743,370
	63,860	Maxim Integrated Products, Inc.	1,955,393
	149,568	Micron Technology, Inc. (a)	2,087,969
	71,672	National Semiconductor Corp.	1,626,954
	32,500	Novellus Systems, Inc. (a)	1,118,650
	80,540	Nvidia Corp. (a)	2,980,785
	36,954	PMC-Sierra, Inc. (a)	247,961
	39,832	Teradyne, Inc. (a)	595,887
	339,772	Texas Instruments, Inc.	9,785,434
	74,193	Xilinx, Inc. (e)	1,766,535

			66,910,100

Software - 3.3%	126,050	Adobe Systems, Inc. (a)(e)	5,183,176
	52,328	Autodesk, Inc. (a)	2,117,191
	46,520	BMC Software, Inc. (a)	1,497,944
	105,612	CA, Inc. (e)	2,392,112
	36,405	Citrix Systems, Inc. (a)	984,755
	75,449	Compuware Corp. (a)	628,490

Master S&P 500 Index Series of Quantitative Master Series Trust

Schedule of Investments as of December 31, 2006

Industry	Shares Held	Common Stocks	Value
	63,300	Electronic Arts, Inc. (a)	$3,187,788
	68,304	Intuit, Inc. (a)	2,083,955
	1,872,324	Microsoft Corp. (d)	55,907,595
	80,324	Novell, Inc. (a)	498,009
	874,285	Oracle Corp. (a)	14,985,245
	214,917	Symantec Corp. (a)(e)	4,481,019

			93,947,279

Specialty Retail - 2.0%	41,732	AutoNation, Inc. (a)	889,726
	13,777	AutoZone, Inc. (a)	1,592,070
	55,624	Bed, Bath & Beyond, Inc. (a)	2,119,274
	88,369	Best Buy Co., Inc.	4,346,871
	36,323	Circuit City Stores, Inc.	689,411
	122,813	The Gap, Inc.	2,394,854
	447,386	Home Depot, Inc.	17,967,022
	78,594	Limited Brands	2,274,510
	327,380	Lowe’s Cos., Inc.	10,197,887
	65,458	Office Depot, Inc. (a)	2,498,532
	18,724	OfficeMax, Inc.	929,647
	34,098	RadioShack Corp.	572,164
	21,192	The Sherwin-Williams Co.	1,347,387
	157,851	Staples, Inc.	4,214,622
	104,348	TJX Cos., Inc.	2,976,005
	30,201	Tiffany & Co.	1,185,087

			56,195,069

Textiles, Apparel & Luxury Goods - 0.4%	81,400	Coach, Inc. (a)	3,496,944
	26,560	Jones Apparel Group, Inc.	887,901
	20,938	Liz Claiborne, Inc.	909,965
	38,310	Nike, Inc. Class B	3,793,839
	22,567	VF Corp.	1,852,299

			10,940,948

Thrifts & Mortgage Finance - 1.5%	129,910	Countrywide Financial Corp.	5,514,680
	212,773	Fannie Mae	12,636,588
	146,003	Freddie Mac (e)	9,913,604
	17,880	MGIC Investment Corp.	1,118,215
	78,985	Sovereign Bancorp, Inc.	2,005,429
	214,511	Washington Mutual, Inc.	9,758,105

			40,946,621

Tobacco - 1.5%	453,818	Altria Group, Inc.	38,946,661
	36,300	Reynolds American, Inc.	2,376,561
	35,535	UST, Inc.	2,068,137

			43,391,359

Trading Companies & Distributors - 0.0%	18,045	WW Grainger, Inc.	1,262,067

Master S&P 500 Index Series of Quantitative Master Series Trust

Schedule of Investments as of December 31, 2006

Industry	Shares Held	Common Stocks	Value
Wireless Telecommunication Services -	79,737	Alltel Corp.	$4,822,494
0.6%	649,115	Sprint Nextel Corp.	12,261,782

			17,084,276

		Total Common Stocks (Cost - $1,840,530,170) - 98.6%	2,770,475,715

	Beneficial Interest	Short-Term Securities
	$47,914,225	BlackRock Liquidity Series, LLC Cash Sweep Series, 5.26% (b)(c)
			47,914,225
	335,341,800	BlackRock Liquidity Series, LLC Money Market Series, 5.29% (b)(c)(f)
			335,341,800

		Total Short-Term Securities (Cost - $383,256,025) - 13.6%	383,256,025

		Total Investments (Cost - $2,223,786,195*) - 112.2%	3,153,731,740
		Liabilities in Excess of
		Other Assets - (12.2%)	(343,098,483)

		Net Assets - 100.0%	$2,810,633,257

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006 as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,295,656,436

Gross unrealized appreciation	$921,983,748
Gross unrealized depreciation	(63,908,444)

Net unrealized appreciation	$858,075,304

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sale Cost		Realized Gain	Income
BlackRock Liquidity Series, LLC Cash Sweep Series	$42,258,298	*	$—		—	$1,100,253
BlackRock Liquidity Series, LLC Money Market Series	—		$227,100	**	—	$342,181
Merrill Lynch & Co., Inc.	—		$2,837,272		$872,498	$209,992
PNC Financial Services Group, Inc.	—		$683,456		$75,399	$152,206

*	Represents net purchase cost.

**	Represents net sale cost.

(c)	Represents the current yield as of December 31, 2006.

(d)	All or a portion of security held as collateral in connection with open financial futures contracts.

(e)	Security, or a portion of security, is on loan.

(f)	Security was purchased with the cash proceeds from securities loans.

•

For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

•	Financial futures contracts purchased as of December 31, 2006 were as follows:

Number of Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
110	S&P 500 Index	March 2007	$39,184,008	$96,992

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ Donald C. Burke
Donald C. Burke, President and Chief Executive Officer of BlackRock Funds

Date: November 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke, President and Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: November 20, 2007

By:	/s/ Neal J. Andrews
Neal J. Andrews, Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: November 20, 2007